UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

Metropolitan Series Fund, Inc.

(Exact name of registrant as specified in charter)

501 Boylston Street

Boston, Massachusetts 02116

(Address of Principal Executive Office)

JOHN P. HUNTINGTON, ESQ.

MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Copy to:

JOHN M. LODER, ESQ.

Ropes & Gray, LLP

One International Place

Boston, Massachusetts 02110

Registrant’s telephone number, including area code: 617-578-3104

Date of fiscal year end: December 31

Date of reporting period: January 1, 2008 through June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the BlackRock Aggressive Growth Portfolio returned -4.7%, compared to its benchmark, the Russell Midcap Growth Index1, which returned -6.8%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Universe2, was -8.7% over the same period.

PORTFOLIO REVIEW

Following an extremely difficult first quarter, pockets of U.S. equity markets illustrated some resiliency during the second quarter. Despite climbing oil prices, continued credit problems and concerns about economic growth and inflation, domestic growth markets staged a slight rebound. While these factors have hindered broad-market performance year-to-date, non-financial company earnings have held up well, as growth stocks outperformed their value counterparts for the period.

BlackRock Aggressive Growth Portfolio outperformed the Russell Midcap Growth Index by more than 200 basis points. Strong stock selection in the energy, consumer discretionary and materials sectors led to the positive relative performance. Strong stock selection in energy, combined with a relative sector overweight, was the most significant contributor to relative returns for the period. Holdings in coal companies Massey and Consol Energy were the biggest overall contributors to the Portfolio, as coal spot prices continued to rise on strong demand. Within the consumer discretionary sector, film company DreamWorks Animation rose more than 16% on strong initial numbers from the release of its newest movie, Kung Fu Panda. Fertilizer company Agrium was the most significant contributor to Portfolio returns in the materials space due to increasing demand for its fertilizer products. Weaker stock selection in the healthcare sector held back relative returns somewhat, as digital mammography provider Hologic, Inc. plummeted more than 35% following lower revenue guidance by the company.

There were a few notable changes in sector positioning during the first six months of the year, mostly due to the annual reconstitution of the Russell indices that took place at the end of June. Most notable was an approximately 150-basis-point increase in the industrials sector within the Russell Midcap Growth Index, making this sector the Portfolio’s largest underweight at period-end. The elimination of holdings Precision Castparts and UTi Worldwide also contributed to the industrials underweight. The Portfolio’s most significant overweight during the period was in the energy sector, where market appreciation of Portfolio holdings accounted for a slight increase in an existing overweight. Coal stocks Massey and Consol Energy were both major factors in the sector appreciation, and the Portfolio also initiated significant positions in National Oilwell and Superior Energy. Finally, the Portfolio’s weighting in the information technology sector remained an overweight during the six months. At period-end, the Portfolio’s largest overweights were concentrated in the information technology, energy and healthcare sectors. The Portfolio’s most significant underweights were in the industrials and consumer discretionary sectors.

* The views expressed above are those of the subadvisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell Midcap® Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-1

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL MIDCAP GROWTH INDEX

Average Annual Returns as of June 30, 2008

	BlackRock Aggressive Growth Portfolio				Russell MidCap Growth Index
	Class A	Class B	Class D	Class E
6 Months	-4.7%	-4.8%	-4.7%	-4.7%	-6.8%
1 Year	2.1	1.9	2.0	2.0	-6.4
5 Year	12.4	—	—	12.2	12.3
10 Year	3.7	—	—	—	5.6
Since Inception	—	9.2	5.9	4.0	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, Class D and Class E shares are: 4/29/88, 4/26/04, 5/2/06 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2008

Top Holdings

% of Total Net Assets
Ametek, Inc.	2.8%
Amdocs, Ltd.	2.5%
Scientific Games Corp.	2.4%
Thermo Fisher Scientific, Inc.	2.4%
Amphenol Corp. (Class A)	2.3%
Consol Energy, Inc.	2.2%
Celanese Corp.	2.2%
Adobe Systems, Inc.	2.1%
Joy Global, Inc.	2.1%
Chesapeake Energy Corp.	2.1%

Top Sectors

% of Total Market Value
Information Technology	22.8%
Energy	18.3%
Health Care	14.8%
Industrials	13.9%
Consumer Discretionary	13.6%
Materials	5.4%
Financials	4.3%
Cash & Equivalents	4.3%
Consumer Staples	1.8%
Telecommunication Services	0.8%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
BlackRock Aggressive Growth—Class A	Actual	0.76%	$1,000.00	$953.30	$3.69
	Hypothetical	0.76%	$1,000.00	$1,021.03	$3.82

BlackRock Aggressive Growth—Class B	Actual	1.01%	$1,000.00	$952.40	$4.90
	Hypothetical	1.01%	$1,000.00	$1,019.78	$5.07

BlackRock Aggressive Growth—Class D	Actual	0.86%	$1,000.00	$952.90	$4.18
	Hypothetical	0.86%	$1,000.00	$1,020.53	$4.32

BlackRock Aggressive Growth—Class E	Actual	0.91%	$1,000.00	$952.90	$4.42
	Hypothetical	0.91%	$1,000.00	$1,020.28	$4.57

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—95.1% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.0%
BE Aerospace, Inc. (a)	533,000	$12,413,570
Goodrich Corp.	230,100	10,920,546

		23,334,116

Biotechnology—1.3%
Martek Biosciences Corp. (a) (b)	445,000	15,000,950

Building Products—0.5%
Quanex Building Products Corp. (a) (b)	395,381	5,875,362

Capital Markets—1.4%
Affiliated Managers Group, Inc. (a) (b)	79,000	7,114,740
Invesco, Ltd. (b)	368,521	8,837,133

		15,951,873

Chemicals—4.6%
Agrium, Inc.	222,500	23,927,650
Airgas, Inc.	53,900	3,147,221
Celanese Corp.	548,700	25,053,642
Intrepid Potash, Inc. (a) (b)	17,900	1,177,462

		53,305,975

Commercial Services & Supplies—0.0%
Employee Solutions, Inc. (a) (c)	484	0

Communications Equipment—2.6%
Foundry Networks, Inc. (a)	673,100	7,956,042
Harris Corp.	433,664	21,895,695

		29,851,737

Construction & Engineering—1.6%
Quanta Services, Inc. (a) (b)	561,400	18,677,779

Diversified Consumer Services—0.6%
Strayer Education, Inc. (b)	34,100	7,129,287

Diversified Financial Services—2.2%
CME Group, Inc. (b)	37,730	14,457,759
MSCI, Inc. (a)	296,600	10,763,614

		25,221,373

Electrical Equipment—2.8%
Ametek, Inc. (a)	691,800	32,666,796

Electronic Equipment & Instruments—2.3%
Amphenol Corp. (Class A)	592,300	26,582,424

Energy Equipment & Services—10.2%
Acergy S.A. (ADR) (a) (b)	678,700	15,107,862
BJ Services Co.	545,700	17,429,658
IHS, Inc. (a) (b)	304,700	21,207,120
National Oilwell Varco, Inc. (a)	242,800	21,541,216
Noble Corp.	317,100	20,598,816
Superior Energy Services, Inc. (a)	377,100	20,793,294

		116,677,966

Security Description	Shares	Value*

Health Care Equipment & Supplies—1.9%
Hologic, Inc. (a) (b)	639,800	$13,947,640
ResMed, Inc. (b)	231,800	8,284,532

		22,232,172

Health Care Providers & Services—5.0%
Magellan Health Services, Inc. (a) (b)	334,900	12,401,347
Medco Health Solutions, Inc. (a)	473,800	22,363,360
Pediatrix Medical Group, Inc. (a)	451,100	22,207,653

		56,972,360

Hotels, Restaurants & Leisure—5.3%
International Game Technology	333,440	8,329,331
Orient-Express Hotels, Ltd. (Class A) (b)	268,700	11,672,328
Panera Bread Co. (a) (b)	271,700	12,568,842
Scientific Games Corp. (a) (b)	943,800	27,955,356

		60,525,857

IT Services—6.6%
Fidelity National Information Services, Inc.	557,700	20,584,707
Genpact, Ltd. (a) (b)	920,500	13,733,860
Iron Mountain, Inc. (a) (b)	862,500	22,899,375
TeleTech Holdings, Inc. (a) (b)	912,000	18,203,520

		75,421,462

Life Sciences Tools & Services—2.4%
Thermo Fisher Scientific, Inc. (a)	492,200	27,430,306

Machinery—5.3%
IDEX Corp.	647,204	23,842,995
Joy Global, Inc.	323,500	24,531,005
Oshkosh Truck Corp. (b)	608,900	12,598,141

		60,972,141

Media—2.6%
CKX, Inc. (a) (b)	1,069,400	9,357,250
DreamWorks Animation SKG, Inc. (a)	675,800	20,145,598

		29,502,848

Metals & Mining—0.8%
Century Aluminum Co. (a) (b)	131,000	8,710,190

Oil, Gas & Consumable Fuels—8.1%
Chesapeake Energy Corp. (b)	368,300	24,293,068
Consol Energy, Inc.	227,400	25,552,938
Massey Energy Co. (b)	245,600	23,025,000
Plains Exploration & Production Co. (a) (b)	281,600	20,548,352

		93,419,358

Personal Products—1.8%
Bare Escentuals, Inc. (a) (b)	1,111,400	20,816,522

Pharmaceuticals—4.2%
Endo Pharmaceuticals Holdings, Inc. (a)	411,200	9,946,928
Forest Laboratories, Inc. (a)	318,600	11,068,164

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—(Continued)
Medicis Pharmaceutical Corp. (a) (b)	665,900	$13,837,402
Shire, Plc. (ADR) (b)	279,300	13,722,009

		48,574,503

Real Estate Management & Development—0.0%
FX Real Estate & Entertainment, Inc. (a) (b)	213,879	406,370

Semiconductors & Semiconductor Equipment—5.1%
Broadcom Corp. (a)	785,200	21,428,108
Intersil Corp.	451,300	10,975,616
Lam Research Corp. (a)	295,500	10,682,325
PMC-Sierra, Inc. (a) (b)	2,030,790	15,535,543

		58,621,592

Software—7.9%
ACI Worldwide, Inc. (a) (b)	405,700	7,136,263
Adobe Systems, Inc. (a)	626,640	24,683,350
Amdocs, Ltd. (a)	960,850	28,268,207
Intuit, Inc. (a) (b)	595,400	16,415,178
Jack Henry & Associates, Inc. (b)	632,200	13,680,808

		90,183,806

Specialty Retail—4.6%
GameStop Corp. (Class A) (a)	517,500	20,907,000
TJX Cos., Inc.	494,100	15,549,327
Urban Outfitters, Inc. (a) (b)	523,000	16,312,370

		52,768,697

Textiles, Apparel & Luxury Goods—0.6%
Lululemon Athletica, Inc. (a) (b)	231,000	6,712,860

Security Description	Shares	Value*

Wireless Telecommunication Services—0.8%
American Tower Corp. (Class A) (a)	221,627	$9,363,741

Total Common Stock (Identified Cost $972,463,269)		1,092,910,423

Units—0.7%

Capital Markets—0.7%
AllianceBernstein Holding, L.P. (b)	144,200	7,884,856

Total Units (Identified Cost $12,865,850)		7,884,856

Short Term Investments—24.8%
Security Description	Face Amount/Shares	Value*

Discount Notes—3.8%
Federal National Mortgage Association 2.490%, 07/28/08	$44,300,000	44,228,566

Mutual Funds—21.0%
State Street Navigator Securities Lending Prime Portfolio (d)	241,124,816	241,124,816

Total Short Term Investments (Identified Cost $285,353,382)		285,353,382

Total Investments—120.6% (Identified Cost $1,270,682,501) (e)		1,386,148,661
Liabilities in excess of other assets		(237,132,255)

Total Net Assets—100%		$1,149,016,406

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of June 30, 2008, the market value of securities loaned was $233,717,298 and the collateral received consisted of cash in the amount of $241,124,816 and non-cash collateral with a value of $273,856. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(c)	Zero Valued Security.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $1,270,682,501 and the composition of unrealized appreciation and depreciation of investment securities was $226,387,302 and $(110,921,142), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$1,341,920,095	$0
Level 2 - Other Significant Observable Inputs	44,228,566	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$1,386,148,661	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a) (b)		$1,386,148,661
Cash		216,215
Receivable for:
Securities sold		5,337,210
Fund shares sold		381,391
Accrued interest and dividends		218,283
Foreign taxes		18

Total Assets		1,392,301,778
Liabilities
Payable for:
Fund shares redeemed	$1,185,217
Withholding taxes	2,105
Collateral for securities loaned	241,124,816
Due to custodian bank	2,898
Accrued expenses:
Management fees	705,704
Service and distribution fees	33,390
Other expenses	231,242

Total Liabilities		243,285,372

Net Assets		$1,149,016,406

Net assets consists of:
Capital paid in		$1,321,672,233
Undistributed net investment income		929,978
Accumulated net realized losses		(289,051,965)
Unrealized appreciation on investments		115,466,160

Net Assets		$1,149,016,406

Computation of offering price:
Class A
Net asset value and redemption price per share ($847,650,338 divided by 30,778,955 shares outstanding)		$27.54

Class B
Net asset value and redemption price per share ($52,634,633 divided by 2,009,107 shares outstanding)		$26.20

Class D
Net asset value and redemption price per share ($229,838,088 divided by 8,415,443 shares outstanding)		$27.31

Class E
Net asset value and redemption price per share ($18,893,347 divided by 692,384 shares outstanding)		$27.29

(a) Identified cost of investments		$1,270,682,501

(b)	Includes cash collateral for securities loaned of $241,124,816.

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends		$4,210,162 (a)
Interest		1,214,453 (b)

		5,424,615
Expenses
Management fees	$4,133,637
Service and distribution fees—Class B	59,036
Service and distribution fees—Class D	118,948
Service and distribution fees—Class E	13,764
Directors’ fees and expenses	14,852
Custodian	45,399
Audit and tax services	17,786
Legal	8,480
Printing	184,130
Insurance	7,353
Miscellaneous	8,414

Total Expenses	4,611,799
Expense reductions	(117,162)	4,494,637

Net Investment Income		929,978

Realized and Unrealized Gain
Realized gain on:
Investments—net		65,584,966
Change in unrealized depreciation on:
Investments—net		(127,450,325)

Net loss		(61,865,359)

Net Decrease in Net Assets From Operations		$(60,935,381)

(a)	Net of foreign taxes of $24,861.
(b)	Includes income on securities loaned of $796,736.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income (loss)	$929,978	$(3,366,482)
Net realized gain	65,584,966	137,208,639
Change in unrealized appreciation (depreciation)	(127,450,325)	94,696,186

Increase (decrease) in net assets from operations	(60,935,381)	228,538,343

Decrease in net assets from capital share transactions	(62,044,690)	(145,603,986)

Total increase (decrease) in net assets	(122,980,071)	82,934,357

Net Assets
Beginning of the period	1,271,996,477	1,189,062,120

End of the period	$1,149,016,406	$1,271,996,477

Undistributed Net Investment Income
End of the period	$929,978	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	432,981	$11,768,936	2,125,807	$56,726,170
Redemptions	(2,113,601)	(57,228,613)	(6,434,262)	(170,180,611)

Net decrease	(1,680,620)	$(45,459,677)	(4,308,455)	$(113,454,441)

Class B
Sales	620,125	$15,999,196	1,107,249	$28,952,558
Redemptions	(255,445)	(6,499,519)	(408,530)	(10,419,375)

Net increase	364,680	$9,499,677	698,719	$18,533,183

Class D
Sales	440,897	$11,779,097	468,353	$12,656,593
Redemptions	(1,408,341)	(37,638,685)	(2,438,024)	(64,215,232)

Net decrease	(967,444)	$(25,859,588)	(1,969,671)	$(51,558,639)

Class E
Sales	106,874	$2,908,251	205,002	$5,675,736
Redemptions	(118,694)	(3,133,353)	(186,065)	(4,799,825)

Net increase (decrease)	(11,820)	$(225,102)	18,937	$875,911

Decrease derived from capital share transactions		$(62,044,690)		$(145,603,986)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$28.89		$23.96		$22.45	$20.28	$17.95	$12.75

Income From Investment Operations
Net investment income (loss)	0.05	(a)	(0.06	)(a)	(0.07)	(0.07)	(0.07)	(0.06)
Net realized and unrealized gain (loss) of investments	(1.40)		4.99		1.58	2.24	2.40	5.26

Total from investment operations	(1.35)		4.93		1.51	2.17	2.33	5.20

Net Asset Value, End of Period	$27.54		$28.89		$23.96	$22.45	$20.28	$17.95

Total Return (%)	(4.7	)(b)	20.6		6.7	10.7	13.0	40.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.76	(c)	0.76		0.79	0.79	0.79	0.81
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.74	(c)	0.74		0.77	0.77	0.78	0.79
Ratio of net investment income (loss) to average net assets (%)	0.19	(c)	(0.24)		(0.29)	(0.33)	(0.38)	(0.38)
Portfolio turnover rate (%)	46	(c)	49		91	71	95	98
Net assets, end of period (000)	$847,650		$937,655		$880,965	$938,550	$954,736	$926,897

	Class B								Class D
	Six months ended June 30, 2008		Year ended December 31,						Six months ended June 30, 2008		Year ended December 31,
			2007		2006	2005	2004(e)				2007		2006(e)
Net Asset Value, Beginning of Period	$27.51		$22.88		$21.49	$19.46	$18.12		$28.66		$23.80		$24.12

Income From Investment Operations
Net investment income (loss)	(0.02	)(a)	(0.12	)(a)	(0.09)	(0.08)	(0.03)		0.03	(a)	(0.09	)(a)	(0.06)
Net realized and unrealized gain (loss) of investments	(1.29)		4.75		1.48	2.11	1.37		(1.38)		4.95		(0.26)

Total from investment operations	(1.31)		4.63		1.39	2.03	1.34		(1.35)		4.86		(0.32)

Net Asset Value, End of Period	$26.20		$27.51		$22.88	$21.49	$19.46		$27.31		$28.66		$23.80

Total Return (%)	(4.8	)(b)	20.2		6.5	10.4	7.4	(b)	(4.7	)(b)	20.4		(1.3	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.01	(c)	1.01		1.04	1.04	1.04	(c)	0.86	(c)	0.86		0.89	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.99	(c)	0.99		1.02	1.01	1.03	(c)	0.84	(c)	0.84		0.87	(c)
Ratio of net investment income (loss) to average net assets (%)	(0.08	)(c)	(0.48)		(0.53)	(0.56)	(0.56	)(c)	0.10	(c)	(0.34)		(0.36	)(c)
Portfolio turnover rate (%)	46	(c)	49		91	71	95		46	(c)	49		91
Net assets, end of period (000)	$52,635		$45,243		$21,634	$11,761	$4,165		$229,838		$268,928		$270,158

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes B and D, respectively.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2008		Year ended December 31,
			2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$28.64		$23.79		$22.33	$20.20	$17.90	$12.74

Income From Investment Operations
Net investment income (loss)	0.01	(a)	(0.10	)(a)	(0.12)	(0.11)	(0.09)	(0.04)
Net realized and unrealized gain (loss) of investments	(1.36)		4.95		1.58	2.24	2.39	5.20

Total from investment operations	(1.35)		4.85		1.46	2.13	2.30	5.16

Net Asset Value, End of Period	$27.29		$28.64		$23.79	$22.33	$20.20	$17.90

Total Return (%)	(4.7	)(b)	20.4		6.5	10.5	12.8	40.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.91	(c)	0.91		0.94	0.94	0.94	0.96
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.89	(c)	0.89		0.92	0.92	0.93	0.94
Ratio of net investment income (loss) to average net assets (%)	0.04	(c)	(0.39)		(0.44)	(0.48)	(0.52)	(0.52)
Portfolio turnover rate (%)	46	(c)	49		91	71	95	98
Net assets, end of period (000)	$18,893		$20,171		$16,305	$17,653	$17,893	$11,286

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes B and D, respectively.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Aggressive Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class D and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class D and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

As of December 31, 2007, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/08	Expiring 12/31/09	Expiring 12/31/10	Total
$82,277,708	$227,553,754	$44,776,015	$354,607,477

The utilization of the capital loss carryforward acquired as part of a merger may be limited under section 382 of the Internal Revenue Code.

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$—	$—	$242,887,029	$(354,607,477)	$(111,720,448)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$259,678,095	$0	$340,931,287

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolio’s average daily net asset levels
$4,133,637	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D and E shares. Under the Distribution and Service Plan, the Class B, D and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D and E shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2008 are footnoted in the Schedule of Investments.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-15

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the BlackRock Bond Income Portfolio returned -0.3%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index1, which returned 1.1%. The average return of its peer group, the Lipper Variable Insurance Products Corporate Debt A Rated Funds Universe2, was -0.3% over the same period.

PORTFOLIO REVIEW

Throughout the first half of 2008, the fixed income markets continued to experience extreme levels of volatility due to the ongoing credit crunch. The first few months of the year were characterized by the Federal Reserve not only aggressively cutting interest rates by 300 basis points, but also facilitating the Bear Stearns/JP Morgan transaction and creating the Primary Dealer Credit Facility. As the second quarter progressed, the markets began to focus on rising oil and commodities prices and the likelihood that such higher prices could prompt the Federal Open Market Committee (FOMC) to raise interest rates. By mid-June, Federal Funds futures were pricing in 100 basis points (1.00%) of Fed tightening by the beginning of 2009. As a result, interest rates rose across the yield curve, with the short end moving more than the long end and the curve flattening.

During the six-month period, the Portfolio maintained a relatively neutral stance on duration and had a long-term yield curve steepening bias, although this particular trade was reduced near period-end. Overall, the Portfolio’s yield curve positioning benefited performance as the spread between two- and ten-year Treasuries widened from 97 basis points at December 31, 2007, to 135 basis points at June 30, 2008. Over the course of the period, high-quality spread assets (mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities) were extremely volatile, particularly so during the first quarter and at the end of the second quarter. However, midway through the period there was a very powerful rally in these asset classes as investor appetite for risk reemerged in the wake of the Bear Stearns/JP Morgan deal. This rally faded in June as fears of slower growth and the possibility of recession increased. Spread product in general ended the period at wider spreads than where it began, but well off of the highs it reached in mid-March. The Portfolio’s exposure to these sectors detracted from performance throughout the period, although it did benefit from holding these assets during the second-quarter rally. For much of the period, the Portfolio was overweight in corporate bonds, however by period-end it had moved to a neutral weighting. The Portfolio also maintained a small allocation to high-yield corporates during the period. Exposure to both investment grade and non-investment grade corporate debt detracted from performance during the period.

* The views expressed above are those of the subadvisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-1

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE

LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of June 30, 2008

	BlackRock Bond Income Portfolio			Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
6 Months	-0.3%	-0.4%	-0.3%	1.1%
1 Year	5.6	5.3	5.4	7.1
5 Year	3.6	3.4	3.5	3.9
10 Year	5.2	—	—	5.7
Since Inception	—	4.9	4.7	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 8/26/83, 5/1/01 and 4/23/02, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2008

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	37.9%
Government National Mortgage Association	12.2%
Federal Home Loan Mortgage Corp.	9.2%
LB-UBS Commercial Mortgage Trust	3.1%
General Electric Capital Corp.	2.2%
JPMorgan Chase Commercial Mortgage Securities	2.1%
Banc of America Commercial Mortgage, Inc.	2.0%
SLM Student Loan Trust	1.8%
GMAC Commercial Mortgage Securities, Inc.	1.4%
Bank of America Corp.	1.2%

Top Sectors

% of Total Market Value
Mortgage-Backed	49.3%
Investment Grade Corporates	22.5%
Commercial Mortgage-Backed	18.3%
Asset Backed	4.1%
Other	1.8%
U.S. Treasuries	1.2%
Cash & Equivalents	1.1%
High Yield Corporates	1.0%
Agency Issues	0.7%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
BlackRock Bond Income—Class A(a)	Actual	0.42%	$1,000.00	$997.50	$2.09
	Hypothetical	0.42%	$1,000.00	$1,022.75	$2.11

BlackRock Bond Income—Class B(a)	Actual	0.67%	$1,000.00	$996.30	$3.33
	Hypothetical	0.67%	$1,000.00	$1,021.49	$3.37

BlackRock Bond Income—Class E(a)	Actual	0.57%	$1,000.00	$996.70	$2.83
	Hypothetical	0.57%	$1,000.00	$1,021.99	$2.87

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—112.8% of Total Net Assets

Security Description	Face Amount	Value*

Aerospace & Defense—0.1%
L-3 Communications Corp. 5.875%, 01/15/15	$370,000	$341,325
6.375%, 10/15/15	650,000	607,750
Northrop Grumman Corp. 7.125%, 02/15/11	1,000,000	1,066,039

		2,015,114

Asset Backed—3.9%
Ares VIII CLO, Ltd. (144A) 5.288%, 02/26/16 (a)	1,600,000	1,184,688
BA Master Credit Card Trust 7.000%, 02/15/12	1,125,000	1,170,585
Capital One Multi-Asset Execution Trust 2.651%, 09/15/11 (a)	1,000,000	999,567
Centex Home Equity Loan Trust 4.533%, 12/25/32 (a)	659,861	268,871
Chase Funding Mortgage Loan Asset-Backed Certificates 5.833%, 04/25/32 (a)	1,437,010	1,274,799
Chase Issuance Trust 4.230%, 01/15/13 (a)	2,115,000	2,123,150
5.120%, 10/15/14	10,100,000	10,207,306
Chase Manhattan Auto Owner Trust 5.340%, 07/15/10	5,892,396	5,945,837
Knollwood CDO, Ltd. (144A) 5.928%, 02/08/39 (a)	563,417	563
Option One Mortgage Loan Trust 3.518%, 01/25/33 (a)	390,405	316,897
SLM Student Loan Trust 3.997%, 10/25/16 (a)	14,320,000	14,537,034
4.197%, 01/25/28 (a)	3,620,000	3,713,896
4.597%, 07/25/23 (a)	9,750,000	10,140,000
Structured Asset Investment Loan Trust 5.318%, 04/25/33 (a)	59,325	31,973
5.408%, 04/25/33 (a)	191,248	79,934
Wachovia Auto Owner Trust 5.380%, 03/20/13	8,900,000	8,608,652

		60,603,752

Automobiles—0.3%
DaimlerChrysler N.A. Holding Corp. 7.300%, 01/15/12	3,800,000	4,021,335

Biotechnology—0.0%
Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	585,000	587,925

Capital Markets—3.3%
Credit Suisse USA, Inc. 3.875%, 01/15/09	3,600,000	3,594,485
6.125%, 11/15/11	1,600,000	1,642,677
Lehman Brothers Holdings, Inc. 4.800%, 03/13/14 (b)	3,700,000	3,322,030
6.750%, 12/28/17	4,775,000	4,485,754
7.000%, 09/27/27	3,350,000	3,097,430

Security Description	Face Amount	Value*

Capital Markets—(Continued)
Morgan Stanley 5.050%, 01/21/11	$6,800,000	$6,722,446
5.550%, 04/27/17	2,140,000	1,914,010
5.625%, 01/09/12	2,890,000	2,892,144
6.250%, 08/28/17 (b)	5,840,000	5,444,690
The Bear Stearns Cos., Inc. 3.218%, 07/19/10 (a)	2,040,000	2,000,322
6.400%, 10/02/17	1,475,000	1,457,582
6.950%, 08/10/12	5,575,000	5,796,729
The Goldman Sachs Group, Inc. 5.250%, 10/15/13	10,015,000	9,803,283

		52,173,582

Commercial Banks—3.2%
Barclays Bank, Plc. 7.434%, 09/29/49 (a)	3,755,000	3,522,104
HSBC Bank USA, N.A. 5.875%, 11/01/34 (b)	2,300,000	2,011,996
JPMorgan Chase Bank, N.A. 6.000%, 07/05/17	6,325,000	6,200,252
Royal Bank of Scotland Group, Plc. 5.050%, 01/08/15 (b)	2,300,000	2,180,738
Royal Bank of Scotland Group, Plc. (144A) 6.990%, 10/29/49 (a)	4,650,000	4,185,130
U.S. Bank, N.A. 4.950%, 10/30/14 (b)	2,300,000	2,267,579
UBS AG Stamford Branch 5.750%, 04/25/18	5,400,000	5,152,766
5.875%, 12/20/17	7,760,000	7,548,540
Wachovia Bank, N.A. 6.600%, 01/15/38	6,750,000	5,881,882
Wachovia Corp. 7.980%, 12/31/49 (a)	6,910,000	6,346,144
Wells Fargo & Co. 4.200%, 01/15/10	1,335,000	1,338,892
4.625%, 08/09/10	2,765,000	2,792,891
4.875%, 01/12/11	940,000	952,959

		50,381,873

Commercial Mortgage-Backed Securities—24.6%
American Home Mortgage Assets 2.673%, 11/25/36 (a)	1,563,668	1,079,149
Banc of America Alternative Loan Trust 5.500%, 10/25/35	9,083,322	8,630,324
Banc of America Commercial Mortgage, Inc. 4.621%, 07/10/43	5,225,000	5,046,815
4.870%, 12/10/42 (a)	8,450,000	7,364,820
5.356%, 12/10/16	8,305,000	7,856,038
6.186%, 06/11/35	5,530,000	5,680,498
7.333%, 10/15/09	6,226,138	6,361,436
Bear Stearns Adjustable Rate Mortgage Trust 5.484%, 11/25/34 (a)	3,614,419	3,502,421
5.487%, 02/25/47	4,420,076	4,072,916

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Bear Stearns Commercial Mortgage Securities, Inc. 4.361%, 06/11/41	$3,051,347	$3,042,823
5.694%, 06/11/50 (a)	7,350,000	6,927,093
5.742%, 09/11/42 (a)	8,775,000	8,293,862
Chase Commercial Mortgage Securities Corp. 7.319%, 10/15/32	2,340,962	2,423,701
Citigroup Commercial Mortgage Trust 5.431%, 10/15/49	1,885,000	1,786,696
Citigroup Mortgage Loan Trust, Inc. 5.754%, 03/25/37 (a)	11,765,519	11,157,243
5.889%, 06/10/17 (a)	3,975,000	3,612,463
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.886%, 11/15/44	4,050,000	3,866,043
CitiMortgage Alternative Loan Trust 6.000%, 10/25/37	10,052,041	8,833,231
Commercial Mortgage Pass Through Certificates 5.167%, 06/10/44 (a)	7,050,000	6,711,016
6.010%, 12/10/49 (a)	11,120,000	10,642,996
Countrywide Alternative Loan Trust 2.573%, 11/25/36 (a)	1,973,969	1,749,190
2.672%, 03/20/47 (a)	4,420,031	3,219,754
4.488%, 08/25/46 (a)	1,667,381	1,228,183
Countrywide Home Loan Mortgage Pass Through Trust 2.683%, 04/25/46 (a)	1,931,541	1,378,567
6.500%, 10/25/37	5,973,604	5,850,398
Credit Suisse Mortgage Capital Certificates 6.000%, 10/25/21	2,695,396	2,493,241
CS First Boston Mortgage Securities Corp. 3.936%, 05/15/38 (a)	10,000,000	9,266,054
4.889%, 11/15/37 (a)	2,220,000	1,931,227
4.940%, 12/15/35	7,295,000	7,087,257
Deutsche ALT-A Securities, Inc. 2.683%, 02/25/47 (a)	2,294,965	1,651,830
DLJ Commercial Mortgage Corp. 7.180%, 11/10/33	5,892,389	6,105,255
First Union National Bank Commercial Mortgage Trust 7.390%, 12/15/31	9,012,646	9,264,160
First Union National Bank Commercial Mortgage Trust (144A) 7.793%, 12/15/31 (a)	9,412,000	9,763,398
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	5,200,000	5,051,146
GMAC Commercial Mortgage Securities, Inc. 5.134%, 08/10/38 (a)	3,000,000	2,935,107
6.465%, 04/15/34	6,427,660	6,588,043
6.957%, 09/15/35	7,312,393	7,557,199
7.455%, 08/16/33	4,523,518	4,691,384
GSR Mortgage Loan Trust 2.673%, 08/25/46 (a)	5,064,722	3,650,187
5.248%, 11/25/35 (a)	5,115,407	4,806,596

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Harborview Mortgage Loan Trust 2.653%, 12/19/36 (a)	$9,042,520	$6,367,430
2.693%, 11/19/36 (a)	3,334,733	2,349,451
2.793%, 11/19/35 (a)	3,334,234	2,532,925
JPMorgan Chase Commercial Mortgage Securities Corp. 4.922%, 01/15/42 (a)	8,600,000	7,495,760
4.996%, 08/15/42 (a)	2,300,000	2,171,277
4.999%, 10/15/42 (a)	2,580,000	2,405,373
5.432%, 08/25/35 (a)	3,308,356	3,126,554
5.827%, 02/15/51 (a)	3,125,000	3,084,776
5.857%, 10/12/35	5,710,000	5,768,708
5.992%, 06/15/49 (a)	3,825,000	3,790,092
JPMorgan Chase Commercial Mortgage Securities Corp. (144A) 4.158%, 01/12/39	5,204,083	4,900,839
JPMorgan Commercial Mortgage Finance Corp. 6.507%, 10/15/35	362,482	362,361
JPMorgan Mortgage Trust 5.500%, 03/25/22	1,115,844	1,078,533
5.875%, 07/25/36	1,319,635	1,293,242
LB-UBS Commercial Mortgage Trust 4.071%, 09/15/26	2,715,610	2,674,606
4.559%, 07/17/12 (a)	4,075,000	4,008,959
4.806%, 02/15/40 (a)	3,600,000	3,115,229
5.205%, 04/15/30 (a)	3,575,000	3,152,336
5.430%, 02/17/40 (a)	16,920,000	15,731,825
5.642%, 12/15/25	4,159,143	4,197,993
5.866%, 09/15/45	8,820,000	8,414,260
7.950%, 05/15/25 (a)	5,308,967	5,517,818
LB-UBS Commercial Mortgage Trust (144A) 6.155%, 07/14/16	1,881,197	1,917,598
Merrill Lynch First Franklin Mortgage Loan Trust 2.603%, 04/25/37 (a)	4,196,638	3,997,756
Morgan Stanley Capital I 5.693%, 10/15/42 (a)	2,695,000	2,692,751
5.803%, 06/11/42 (a)	10,415,000	9,872,178
5.809%, 12/12/49	4,010,000	3,801,886
5.811%, 04/12/49 (a)	1,390,000	1,367,964
6.210%, 11/15/31	160,831	160,767
Nomura Asset Securities Corp. 6.590%, 03/15/30	328,953	330,486
Residential Accredit Loans, Inc. 2.633%, 02/25/47 (a)	2,666,692	1,771,279
Salomon Brothers Mortgage Securities VII, Inc. 6.499%, 10/13/11	5,800,443	5,951,670
6.592%, 12/18/33	5,743,928	5,881,896
TIAA Seasoned Commercial Mortgage Trust 6.094%, 08/15/39 (a)	3,755,000	3,678,651
Wachovia Bank Commercial Mortgage Trust 4.935%, 04/15/42	4,950,000	4,691,691
5.928%, 05/15/43 (a)	9,000,000	8,774,689
6.100%, 02/15/51 (a)	4,300,000	4,149,558

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
WaMu Commercial Mortgage Securities Trust (144A) 5.150%, 05/25/36	$6,242,693	$6,255,394
WaMu Mortgage Pass Through Certificates 4.278%, 06/25/47 (a)	3,829,209	2,749,826
4.298%, 05/25/47 (a)	2,259,688	1,708,247
4.565%, 06/25/33 (a)	713,424	493,851
4.916%, 08/25/35 (a)	3,761,048	3,653,992
Wells Fargo Mortgage Backed Securities Trust 5.773%, 04/25/36 (a)	2,903,000	2,647,688
6.100%, 09/25/36 (a)	3,377,417	3,226,902

		386,476,827

Computers & Peripherals—0.2%
International Business Machines Corp. 5.700%, 09/14/17	3,185,000	3,232,504

Consumer Finance—0.4%
SLM Corp. 3.080%, 07/26/10 (a)	5,145,000	4,565,801
5.400%, 10/25/11	2,470,000	2,255,577

		6,821,378

Diversified Financial Services—7.0%
AES Ironwood, LLC 8.857%, 11/30/25	172,720	179,197
AES Red Oak, LLC 9.200%, 11/30/29	85,000	87,763
AIG SunAmerica Global Financing VII (144A) 5.850%, 08/01/08	2,900,000	2,902,970
Anadarko Finance Co. 6.750%, 05/01/11	1,900,000	1,974,985
Atlantic Marine Corps Communities, LLC (144A) 5.343%, 12/01/50	150,000	123,150
Bank of America Corp. 5.300%, 03/15/17	625,000	573,718
5.375%, 06/15/14 (b)	3,100,000	3,044,575
5.750%, 12/01/17	3,280,000	3,080,300
6.000%, 09/01/17	2,550,000	2,456,956
6.100%, 06/15/17	1,200,000	1,160,992
8.000%, 12/29/49 (a)	5,965,000	5,588,430
8.125%, 12/29/49 (a)	4,150,000	3,922,829
Belvoir Land, LLC (144A) 5.270%, 12/15/47	900,000	730,422
Citigroup Capital XXI 8.300%, 12/21/57 (a)	5,125,000	4,839,686
Citigroup, Inc. 5.300%, 10/17/12	7,375,000	7,193,914
Compton Petroleum Finance Corp. 7.625%, 12/01/13	95,000	93,338
Credit Suisse Guernsey, Ltd. 5.860%, 05/29/49 (a)	5,320,000	4,435,007

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
Devon Financing Corp., U.L.C. 6.875%, 09/30/11	$2,800,000	$2,971,805
Gaz Capital (Gazprom) (144A) 7.288%, 08/16/37	2,710,000	2,490,490
General Electric Capital Corp. 5.000%, 11/15/11	16,940,000	17,265,756
5.000%, 04/10/12	2,135,000	2,149,802
5.625%, 05/01/18	8,040,000	7,775,122
6.150%, 08/01/37	4,310,000	4,044,409
6.375%, 11/15/67 (a)	3,875,000	3,665,010
GlaxoSmithKline Capital, Inc. 4.850%, 05/15/13	3,475,000	3,470,316
Goldman Sachs Capital II 5.793%, 12/29/49 (a)	2,435,000	1,693,202
Irwin Land, LLC (144A) 5.400%, 12/15/47	1,650,000	1,349,073
JPMorgan Chase & Co. 7.900%, 12/31/49 (a)	4,775,000	4,477,231
JPMorgan Chase Capital 6.800%, 10/01/37	7,435,000	6,673,544
Nationwide Building Society (144A) 4.250%, 02/01/10	765,000	751,713
Petrobras International Finance Co. 5.875%, 03/01/18	1,295,000	1,245,717
Rabobank Capital Funding Trust (144A) 5.254%, 12/29/49 (a)	1,000,000	858,787
Sprint Capital Corp. 8.375%, 03/15/12	200,000	198,000
Telecom Italia Capital S.A. 4.000%, 01/15/10	2,000,000	1,973,110
5.250%, 11/15/13	850,000	802,949
5.250%, 10/01/15	1,100,000	1,006,672
Wind Acquisition Finance S.A. (144A) 10.750%, 12/01/15	475,000	498,750
ZFS Finance USA Trust I (144A) 6.500%, 05/09/37 (a)	2,130,000	1,859,077

		109,608,767

Diversified Telecommunication Services—0.6%
AT&T, Inc. 6.500%, 09/01/37	7,275,000	7,040,883
Cincinnati Bell, Inc. 7.250%, 07/15/13	80,000	78,000
Qwest Communications International, Inc. 7.500%, 02/15/14	810,000	769,500
Qwest Communications International, Inc. (Series B) 7.500%, 02/15/14	350,000	332,500
Qwest Corp. 6.026%, 06/15/13 (a)	415,000	396,325
Windstream Corp. 8.125%, 08/01/13	1,030,000	1,027,425
8.625%, 08/01/16	305,000	304,238

		9,948,871

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Electric Utilities—1.0%
Elwood Energy, LLC 8.159%, 07/05/26	$210,450	$202,831
Florida Power & Light Co. 5.625%, 04/01/34	475,000	448,599
5.950%, 02/01/38	2,775,000	2,743,243
Florida Power Corp. 6.400%, 06/15/38	2,850,000	2,894,625
MidAmerican Energy Holdings Co. 5.950%, 05/15/37	1,650,000	1,547,931
6.500%, 09/15/37	1,900,000	1,918,947
PECO Energy Co. 4.750%, 10/01/12	947,000	938,476
Southern California Edison Co. 5.950%, 02/01/38	1,100,000	1,087,412
Texas Competitive Electric Holdings Co., LLC 10.250%, 11/01/15	3,130,000	3,067,400

		14,849,464

Energy Equipment & Services—0.1%
Kinder Morgan Energy Partners, L.P. 5.125%, 11/15/14 (b)	1,000,000	940,682
Tennessee Gas Pipeline Co. 7.000%, 10/15/28 (b)	500,000	487,629

		1,428,311

Federal Agencies—58.4%
Federal Home Loan Mortgage Corp. 4.079%, 10/15/33 (a) (c)	82,569,824	7,607,257
4.500%, TBA	15,000,000	14,489,070
4.769%, 03/01/35 (a)	9,460,133	9,534,553
5.000%, 03/15/18	4,200,000	4,167,400
5.000%, 04/01/18	3,908,694	3,899,641
5.000%, 12/01/18	1,519,841	1,516,443
5.000%, 11/01/20	15,052,750	14,942,363
5.000%, 02/01/36	916,815	881,593
5.000%, TBA	21,000,000	20,737,500
5.500%, 09/01/21	46,446,061	46,787,633
5.500%, 07/01/33	4,488,095	4,449,526
5.676%, 01/01/37 (a)	6,572,772	6,694,539
6.000%, 03/15/29	5,913,387	6,065,636
6.000%, TBA	4,300,000	4,400,783
9.000%, 12/01/09	4,340	4,371
Federal National Mortgage Association 4.500%, 05/01/23	9,854,070	9,685,473
4.500%, 02/01/35	1,028,692	954,634
4.500%, 03/01/35	693,703	643,762
4.500%, 09/01/35	69,568	64,560
4.500%, 07/01/36	7,453,250	6,932,979
4.500%, TBA	41,800,000	40,395,723
5.000%, 06/01/23	2,088,945	2,038,512
5.000%, 09/01/33	73,359,455	70,770,382
5.000%, 11/01/33	9,700,085	9,357,739
5.000%, 04/01/34	17,085,961	16,461,589
5.000%, 04/25/35	2,598,079	2,632,283

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 5.000%, 07/01/35	$378,793	$364,359
5.000%, 12/01/35	3,500,576	3,367,185
5.000%, 05/01/36	62,012,290	59,649,283
5.000%, 07/01/36 (c)	15,692,194	3,793,536
5.000%, TBA	22,000,000	21,752,500
5.125%, 01/02/14 (b)	7,600,000	7,583,356
5.250%, 08/01/12 (b)	3,100,000	3,137,274
5.500%, 04/01/17	118,542	120,430
5.500%, 05/01/19	27,979,232	28,424,858
5.500%, 08/01/19	14,254	14,454
5.500%, 03/01/20	446,434	451,591
5.500%, 05/01/20	121,476	122,880
5.500%, 06/01/20	1,413,819	1,436,337
5.500%, 10/01/20	357,811	361,945
5.500%, 02/01/21	92,280	93,346
5.500%, 03/01/21	661,810	667,387
5.500%, 01/01/24	1,185,309	1,184,539
5.500%, 06/25/28	1,952,737	1,988,427
5.500%, 04/01/33	2,768,528	2,745,114
5.500%, 11/01/33	2,711,065	2,688,137
5.500%, 02/01/34	8,758,097	8,684,029
5.500%, 04/01/34	24,627,997	24,430,684
5.500%, 11/01/34	4,201,125	4,157,718
5.500%, 02/01/35	13,899,024	13,790,166
5.500%, 06/01/35	2,509,981	2,481,695
5.500%, 08/01/35	6,945,555	6,869,579
5.500%, 11/01/35 (c)	7,899,697	2,055,700
5.500%, 11/01/35	1,842,238	1,821,477
5.500%, 12/01/35	11,432,145	11,303,310
5.500%, 01/01/36	53,324,672	52,741,688
5.500%, 01/25/36 (c)	7,200,514	1,882,913
5.500%, 05/01/36 (a)	9,000,000	8,898,574
5.500%, 06/01/36	183,933	181,630
5.500%, 12/01/36 (a)	30,608,312	30,263,969
6.000%, 04/01/16	578,512	594,128
6.000%, 03/25/27	6,974,788	7,118,377
6.000%, 02/01/34	2,744,230	2,784,483
6.000%, 08/01/34	2,287,853	2,321,411
6.000%, 04/01/35	14,080,440	14,300,172
6.000%, 05/01/36	95,930	96,918
6.000%, 06/01/36	7,506,955	7,584,224
6.000%, 09/01/36	9,619,247	9,718,258
6.000%, 04/01/37	101,096	102,115
6.000%, 08/01/37	2,804,802	2,833,076
6.000%, 09/01/37	2,469,906	2,475,291
6.500%, 11/01/27	199,726	207,961
6.500%, 12/01/29 (a)	1,195,494	1,244,037
6.500%, 03/01/36	554,190	571,324
6.500%, 08/01/36	2,167,888	2,234,914
6.500%, 09/01/36	1,667,672	1,719,234
6.500%, TBA	49,500,000	50,954,062
8.250%, 07/01/08	62	62
8.500%, 02/01/09	26	26
8.500%, 09/01/09	162	164
9.000%, 04/01/16	729	731

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Government National Mortgage Association 5.000%, 10/20/33	$7,697,626	$7,455,132
5.000%, TBA	5,900,000	5,706,375
5.500%, 04/15/33	368,748	368,507
5.500%, TBA	84,500,000	83,858,452
6.000%, 09/20/33	1,161,136	1,180,044
6.000%, 10/20/33	1,904,538	1,940,664
6.000%, 11/20/33	2,612,769	2,655,315
6.000%, TBA	79,200,000	80,273,871
6.500%, 07/15/28	102,572	106,630
6.500%, 05/15/29	198,972	206,800
6.500%, 12/15/29	3,977	4,133
6.500%, 07/15/32	60,354	62,667
6.500%, 02/15/33	536,162	556,200
6.500%, 04/15/33	265,438	275,358
6.500%, 08/15/34	8,099,161	8,391,266
6.500%, 09/15/34	17,328	17,943
6.500%, 07/15/35	352,834	365,028
7.500%, 12/15/14	238,414	250,466
8.000%, 11/15/29	32,134	35,192
8.500%, 01/15/17	10,836	11,877
8.500%, 02/15/17	11,326	12,414
8.500%, 03/15/17	8,164	8,948
8.500%, 05/15/17	12,500	13,701
8.500%, 10/15/21	1,560	1,718
8.500%, 11/15/21	4,213	4,639
8.500%, 05/15/22	3,353	3,696
9.000%, 10/15/16	7,263	7,910

		916,261,928

Food & Staples Retailing—0.1%
Delhaize America, Inc. 9.000%, 04/15/31	1,000,000	1,177,203

Food Products—0.6%
Kraft Foods, Inc. 6.125%, 02/01/18	5,925,000	5,759,580
6.500%, 08/11/17 (a)	2,855,000	2,858,634

		8,618,214

Foreign Government—2.7%
Emirate of Abu Dhabi (144A) 5.500%, 08/02/12	11,600,000	11,859,944
Federal Republic of Germany 4.000%, 01/04/37 (EUR)	3,525,000	4,800,122
4.250%, 07/04/39 (EUR)	2,100,000	2,980,183
Israel Government AID Bond 5.500%, 12/04/23	4,725,000	5,072,628
Japan Government 1.170%, 11/20/21 (JPY) (a)	1,893,000,000	17,193,695

		41,906,572

Security Description	Face Amount	Value*

Health Care Providers & Services—0.1%
WellPoint, Inc. 5.950%, 12/15/34	$1,750,000	$1,513,099

Hotels, Restaurants & Leisure—0.2%
Harrah’s Operating Co., Inc. (144A) 10.750%, 02/01/18	3,600,000	2,646,000

Independent Power Producers & Energy Traders—0.0%
NRG Energy, Inc. 7.375%, 02/01/16	275,000	258,844

Insurance—1.1%
American International Group, Inc. (144A) 8.175%, 05/15/58	5,800,000	5,458,432
Berkshire Hathaway Finance Corp. 4.750%, 05/15/12 (b)	2,100,000	2,128,783
Chubb Corp. 6.375%, 03/29/67 (a)	2,775,000	2,538,417
Lincoln National Corp. 7.000%, 05/17/66 (a)	1,735,000	1,580,354
The Progressive Corp. 6.700%, 06/15/37 (a)	2,640,000	2,314,947
The Travelers Cos., Inc. 6.250%, 03/15/67 (a)	3,075,000	2,641,862

		16,662,795

Media—1.4%
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13	1,330,000	1,464,020
Comcast Cable Communications, LLC 8.500%, 05/01/27	2,400,000	2,763,974
Comcast Corp. 6.500%, 01/15/17	1,200,000	1,207,133
6.950%, 08/15/37	4,250,000	4,180,253
7.050%, 03/15/33	1,775,000	1,803,356
Cox Communications, Inc. 7.125%, 10/01/12	4,600,000	4,801,282
CSC Holdings, Inc. 8.125%, 07/15/09	350,000	352,625
News America, Inc. 6.200%, 12/15/34	1,500,000	1,383,273
Time Warner Cable, Inc. 5.850%, 05/01/17	3,975,000	3,775,459
Time Warner Entertainment Co., L.P. 8.375%, 03/15/23	590,000	635,787

		22,367,162

Metals & Mining—0.3%
Freeport-McMoRan Copper & Gold, Inc. 8.250%, 04/01/15	1,250,000	1,314,062
8.375%, 04/01/17	2,410,000	2,542,550
Ispat Inland, U.L.C. 9.750%, 04/01/14	235,000	251,166

		4,107,778

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Office Electronics—0.1%
Xerox Corp. 6.875%, 08/15/11	$1,450,000	$1,502,668

Oil, Gas & Consumable Fuels—0.7%
Anadarko Petroleum Corp. 5.950%, 09/15/16	2,900,000	2,901,557
6.450%, 09/15/36	1,105,000	1,090,732
Enterprise Products Operating, L.P. 4.950%, 06/01/10	25,000	24,995
Newfield Exploration Co. 6.625%, 09/01/14 (b)	590,000	554,600
6.625%, 04/15/16	555,000	509,213
Sabine Pass LNG, L.P. 7.500%, 11/30/16 (b)	1,900,000	1,710,000
Transocean, Inc. 6.000%, 03/15/18 (b)	680,000	681,017
6.800%, 03/15/38	865,000	884,664
XTO Energy, Inc. 6.750%, 08/01/37	2,500,000	2,535,035

		10,891,813

Pharmaceuticals—0.5%
Bristol-Myers Squibb Co. 5.875%, 11/15/36	2,525,000	2,355,444
Wyeth 5.500%, 02/01/14	6,000,000	6,048,510

		8,403,954

Real Estate Investment Trusts—0.1%
AvalonBay Communities, Inc. 4.950%, 03/15/13	400,000	378,322
Simon Property Group, L.P. 4.600%, 06/15/10	1,000,000	983,746
5.100%, 06/15/15	1,000,000	904,861

		2,266,929

Real Estate Management & Development—0.0%
American Real Estate Partners, L.P. 8.125%, 06/01/12	225,000	216,000

Software—0.2%
Oracle Corp. 5.750%, 04/15/18	2,310,000	2,308,025

U.S. Treasury—1.2%
U.S. Treasury Bonds 4.375%, 02/15/38 (b)	5,795,000	5,648,317
5.000%, 05/15/37 (b)	6,800,000	7,307,878
U.S. Treasury Inflation Indexed Bonds (TII) 1.750%, 01/15/28 (b)	3,408,857	3,243,207
2.375%, 01/15/25 (b)	2,734,656	2,867,970

		19,067,372

Security Description	Face Amount	Value*

Wireless Telecommunication Services—0.3%
America Movil S.A. de C.V. 6.375%, 03/01/35	$325,000	$308,715
Rogers Wireless, Inc. 7.500%, 03/15/15	385,000	407,558
Sprint Nextel Corp. 6.000%, 12/01/16	1,100,000	946,000
Vodafone Group, Plc. 7.750%, 02/15/10	2,570,000	2,685,565

		4,347,838

Yankee—0.1%
Barclays Bank, Plc. (144A) 5.926%, 12/31/49	2,540,000	2,165,447

Total Fixed Income (Identified Cost $1,795,786,079)		1,768,839,344

Preferred Stock—0.5%
Security Description	Shares	Value*

Commercial Banks—0.2%
Wachovia Corp.	165,200	3,703,784

Diversified Financial Services—0.2%
Citigroup, Inc. (b)	110,500	2,475,200

Thrifts & Mortgage Finance—0.1%
Federal National Mortgage Association (b)	106,950	2,454,502

Total Preferred Stock (Identified Cost $9,566,250)		8,633,486

Short Term Investments—8.8%
Security Description	Face Amount/Shares	Value*

Discount Notes—6.4%
Federal Home Loan Bank 2.006%, 07/01/08	$100,700,000	100,700,000

Mutual Funds—2.4%
State Street Navigator Securities Lending Prime Portfolio (d)	36,774,676	36,774,676

Total Short Term Investments (Identified Cost $137,474,676)		137,474,676

Total Investments—122.1% (Identified Cost $1,942,827,005) (e)		1,914,947,506
Liabilities in excess of other assets		(346,284,907)

Total Net Assets—100%		$1,568,662,599

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

(a)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2008.
(b)	A portion or all of the security was held on loan. As of June 30, 2008, the market value of securities loaned was $37,923,004 and the collateral received consisted of cash in the amount of $ 36,774,676 and non-cash collateral with a value of $1,857,611. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(c)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $1,942,827,005 and the composition of unrealized appreciation and depreciation of investment securities was $17,046,726 and $(44,926,225), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2008, the market value of 144A securities was $61,901,865, which is 3.9% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TII)—	A Treasury Inflation Index is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.
(EUR)—	Euro
(JPY)—	Japanese Yen

Forward Contracts

Forward Currency Contracts	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of 6/30/2008	Unrealized Appreciation/ Depreciation
Euro (sold)	7/23/2008	670,500	$1,038,048	$1,054,576	$(16,528)
Euro (sold)	7/23/2008	5,257,511	8,273,203	8,269,124	4,079
Japanese Yen (sold)	7/11/2008	98,251,000	917,999	925,816	(7,817)

Net Unrealized Depreciation					$(20,266)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 6/30/2008	Unrealized Appreciation/ Depreciation
Eurodollar Futures	12/15/2008	258	$62,340,037	$62,448,900	$108,863
Eurodollar Futures	3/16/2009	1,498	362,070,144	362,066,600	(3,544)
Eurodollar Futures	6/15/2009	545	132,733,937	131,440,375	(1,293,562)
German Government Bond 10 Year Futures	9/8/2008	233	41,062,482	40,568,670	(493,812)
U.S. Treasury Bond Futures	9/19/2008	397	45,120,607	45,890,719	770,112
U.S. Treasury Notes 5 Year Futures	9/30/2008	1,013	111,619,102	111,991,899	372,797

Futures Contracts—Short
Eurodollar Futures	6/14/2010	(297)	(71,607,618)	(70,964,438)	643,180
U.S. Treasury Notes 2 Year Futures	9/30/2008	(699)	(146,711,247)	(147,630,985)	(919,738)
U.S. Treasury Notes 10 Year Futures	9/19/2008	(1,412)	(160,502,409)	(160,857,688)	(355,279)

Net Unrealized Depreciation					$(1,170,983)

Written Options

Written Options—Calls	Expiration Date	Number of Contracts	Premiums Received	Valuation as of 6/30/2008	Unrealized Appreciation/ Depreciation
U.S. Treasury Notes 10 Year Futures 117	8/22/2008	(175)	$(158,035)	$(60,156)	$97,879

Written Options—Puts
EuroDollar Midcurve 1 Year Futures 96.5	9/12/2008	(807)	(622,964)	(1,039,013)	(416,049)
U.S. Treasury Notes 10 Year Futures 113	8/22/2008	(175)	(200,726)	(155,859)	44,867

Net Unrealized Depreciation					$(273,303)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

TBA Sale Commitments

Federal Agencies	Face Amount	Value
Federal National Mortgage Association
4.500% (30 Year TBA)	(9,200,000)	$(8,514,306)
5.000% (15 Year TBA)	(18,800,000)	(18,547,366)
5.000% (30 Year TBA)	(50,500,000)	(48,401,119)
5.500% (15 Year TBA)	(31,200,000)	(31,371,038)
5.500% (30 Year TBA)	(73,200,000)	(72,147,750)
6.000% (30 Year TBA)	(100,000)	(100,875)
Federal Home Loan Mortgage Corp
5.500% (15 Year TBA)	(27,800,000)	(27,884,703)
5.500% (30 Year TBA)	(4,400,000)	(4,334,000)
Government National Mortgage Association
5.500% (30 Year TBA)	(9,300,000)	(9,224,437)
6.500% (30 Year TBA)	(9,600,000)	(9,914,995)

Total TBA Sale Commitments (Proceeds Cost $(234,294,808))		$(230,440,589)

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$75,196,166	$(1,464,552)
Level 2 - Other Significant Observable Inputs	1,839,750,777	0
Level 3 - Significant Unobservable Inputs	563	0
Total	$1,914,947,506	$(1,464,552)

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a) (e)		$1,914,947,506
Cash		786,492
Foreign cash at value (b)		507
Receivable for:
Securities sold		796,323,868
Fund shares sold		482,123
Accrued interest and dividends		14,569,135
Foreign taxes		87,052

Total Assets		2,727,196,683
Liabilities
TBA sales commitments at value (c)	$230,440,589
Payable for:
Securities purchased	882,467,974
Fund shares redeemed	4,190,813
Futures variation margin	434,061
Open forward currency contracts—net	20,266
Collateral for securities loaned	36,774,676
Options written, at fair value (d)	1,255,028
Interest (short)	2,013,129
Accrued expenses:
Management fees	481,748
Service and distribution fees	102,260
Deferred directors’ fees	31,162
Other expenses	322,378

Total Liabilities		1,158,534,084

Net Assets		$1,568,662,599

Net assets consists of:
Capital paid in		$1,598,163,082
Undistributed net investment income		39,767,025
Accumulated net realized losses		(43,793,169)
Unrealized depreciation on investments, futures contracts, options and foreign currency		(25,474,339)

Net Assets		$1,568,662,599

Computation of offering price:
Class A
Net asset value and redemption price per share ($955,928,035 divided by 9,029,716 shares outstanding)		$105.86

Class B
Net asset value and redemption price per share ($323,351,571 divided by 3,088,904 shares outstanding)		$104.68

Class E
Net asset value and redemption price per share ($289,382,993 divided by 2,750,584 shares outstanding)		$105.21

(a) Identified cost of investments		$1,942,827,005

(b) Identified cost of foreign cash		$507

(c) Proceeds of TBA sales commitments		$(234,294,808)

(d) Premiums received on written options		$981,725

(e)	Includes cash collateral for securities loaned of $36,774,676.

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends		$740,875
Interest		43,849,678 (a)

		44,590,553
Expenses
Management fees	$3,028,750
Service and distribution fees—Class B	396,184
Service and distribution fees—Class E	224,704
Directors’ fees and expenses	14,773
Custodian	104,749
Audit and tax services	20,591
Legal	2,138
Printing	239,839
Insurance	9,483
Miscellaneous	10,436

Total Expenses	4,051,647
Management fee waivers	(74,263)	3,977,384

Net Investment Income		40,613,169

Realized and Unrealized Loss
Realized gain (loss) on:
Investments—net	4,221,165
Futures contracts—net	(4,847,821)
Foreign currency transactions—net	276,966
Options—net	337,561	(12,129)

Change in unrealized depreciation on:
Investments—net	(42,557,646)
Futures contracts—net	(1,696,167)
Foreign currency transactions—net	(757,968)
Options—net	(294,174)	(45,305,955)

Net loss		(45,318,084)

Net Decrease in Net Assets From Operations		$(4,704,915)

(a)	Includes income on securities loaned of $137,558.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$40,613,169	$76,717,556
Net realized loss	(12,129)	(11,842,631)
Change in unrealized appreciation (depreciation)	(45,305,955)	30,416,968

Increase (decrease) in net assets from operations	(4,704,915)	95,291,893

From Distributions to Shareholders
Net investment income
Class A	(48,466,756)	(31,735,232)
Class B	(14,964,604)	(8,796,845)
Class E	(14,665,783)	(9,494,875)

Total distributions	(78,097,143)	(50,026,952)

Increase (decrease) in net assets from capital share transactions	46,001,995	(3,850,293)

Total increase (decrease) in net assets	(36,800,063)	41,414,648

Net Assets
Beginning of the period	1,605,462,662	1,564,048,014

End of the period	$1,568,662,599	$1,605,462,662

Undistributed Net Investment Income
End of the period	$39,767,025	$77,250,999

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	633,261	$69,843,226	1,687,659	$182,728,894
Reinvestments	454,319	48,466,756	296,508	31,735,232
Redemptions	(863,481)	(95,102,053)	(2,042,297)	(221,110,438)

Net increase (decrease)	224,099	$23,207,929	(58,130)	$(6,646,312)

Class B
Sales	344,798	$37,061,866	741,024	$79,187,847
Reinvestments	141,791	14,964,604	83,028	8,796,845
Redemptions	(257,830)	(28,147,955)	(687,193)	(73,627,604)

Net increase	228,759	$23,878,515	136,859	$14,357,088

Class E
Sales	239,689	$26,414,457	409,838	$44,043,744
Reinvestments	138,291	14,665,783	89,212	9,494,875
Redemptions	(385,263)	(42,164,689)	(604,310)	(65,099,688)

Net decrease	(7,283)	$(1,084,449)	(105,260)	$(11,561,069)

Increase (decrease) derived from capital share transactions		$46,001,995		$(3,850,293)

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$112.93		$108.62	$110.48	$113.72	$115.62	$112.74

Income From Investment Operations
Net investment income	5.70	(a)	5.36 (a)	4.55	4.69	4.44	4.55
Net realized and unrealized gain (loss) of investments	(7.17)		2.53	0.01	(2.06)	0.41	1.93

Total from investment operations	(1.47)		7.89	4.56	2.63	4.85	6.48

Less Distributions
Distributions from net investment income	(5.60)		(3.58)	(6.31)	(4.55)	(4.76)	(3.60)
Distributions from net realized capital gains	0.00		0.00	(0.11)	(1.32)	(1.99)	0.00

Total distributions	(5.60)		(3.58)	(6.42)	(5.87)	(6.75)	(3.60)

Net Asset Value, End of Period	$105.86		$112.93	$108.62	$110.48	$113.72	$115.62

Total Return (%)	(0.3	)(b)	6.3	4.4	2.4	4.4	5.9
Ratio of operating expenses to average net assets (%)	0.42	(c)	0.43	0.46	0.47	0.46	0.47
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.43	(c)	0.43	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	5.19	(c)	4.95	4.28	3.96	3.57	3.69
Portfolio turnover rate (%)	962	(c)	931	503	890	458	428
Net assets, end of period (000)	$955,928		$994,434	$962,770	$763,205	$814,560	$881,513

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$110.39		$107.36	$109.20	$112.47	$114.51	$111.84

Income From Investment Operations
Net investment income	5.36	(a)	5.03 (a)	4.54	4.06	3.78	3.57
Net realized and unrealized gain (loss) of investments	(5.74)		1.30	(0.32)	(1.72)	0.73	2.58

Total from investment operations	(0.38)		6.33	4.22	2.34	4.51	6.15

Less Distributions
Distributions from net investment income	(5.33)		(3.30)	(5.95)	(4.29)	(4.56)	(3.48)
Distributions from net realized capital gains	0.00		0.00	(0.11)	(1.32)	(1.99)	0.00

Total distributions	(5.33)		(3.30)	(6.06)	(5.61)	(6.55)	(3.48)

Net Asset Value, End of Period	$104.68		$110.39	$107.36	$109.20	$112.47	$114.51

Total Return (%)	(0.4	)(b)	6.0	4.1	2.2	4.2	5.6
Ratio of operating expenses to average net assets (%)	0.67	(c)	0.68	0.71	0.72	0.71	0.72
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.68	(c)	0.68	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.94	(c)	4.70	4.04	3.73	3.35	3.40
Portfolio turnover rate (%)	962	(c)	931	503	890	458	428
Net assets, end of period (000)	$323,352		$315,737	$292,377	$235,057	$143,107	$91,135

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$107.07		$107.89	$109.73	$112.97	$114.98	$112.26

Income From Investment Operations
Net investment income	5.51	(a)	5.16 (a)	7.07	4.34	3.52	3.19
Net realized and unrealized gain (loss) of investments	(1.93)		(2.59)	(2.71)	(1.89)	1.12	3.09

Total from investment operations	3.58		2.57	4.36	2.45	4.64	6.28

Less Distributions
Distributions from net investment income	(5.44)		(3.39)	(6.09)	(4.37)	(4.66)	(3.56)
Distributions from net realized capital gains	0.00		0.00	(0.11)	(1.32)	(1.99)	0.00

Total distributions	(5.44)		(3.39)	(6.20)	(5.69)	(6.65)	(3.56)

Net Asset Value, End of Period	$105.21		$107.07	$107.89	$109.73	$112.97	$114.98

Total Return (%)	(0.3	)(b)	6.1	4.3	2.3	4.3	5.7
Ratio of operating expenses to average net assets (%)	0.57	(c)	0.58	0.61	0.62	0.61	0.62
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.58	(c)	0.58	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	5.04	(c)	4.79	4.16	3.81	3.44	3.48
Portfolio turnover rate (%)	962	(c)	931	503	890	458	428
Net assets, end of period (000)	$289,383		$295,292	$308,901	$64,396	$65,275	$45,534

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Bond Income Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States, which closes before the close of the New York Stock Exchange, will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the six months ended June 30, 2008 was $1,211,204,875.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Credit and Market Risk:

The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Credit Risk:

The Portfolio invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio. At June 30, 2008, the Portfolio held securities of issuers that hold mortgage and asset backed securities and direct investments in mortgage and asset backed securities with an aggregate value of $447,080,579 (representing 28.5% of the Portfolio’s total assets).

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/15	Expiring 12/31/14	Expiring 12/31/13	Expiring 12/31/12	Expiring 12/31/11	Expiring 12/31/10	Total
$13,263,486	$11,623,394	$3,820,752	$3,630,067	$985,198	$6,029,135	$39,352,032

The utilization of the capital loss carryforward acquired as part of a merger may be limited under section 382 of the Internal Revenue Code.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$50,026,952	$59,985,989	$—	$935,182	$—	$—	$50,026,952	$60,921,171

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$78,042,170	$—	$14,652,227	$(39,352,032)	$53,342,365

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$8,008,694,123	$182,637,080	$7,460,742,730	$162,026,427

Options Written:

The Portfolio transactions in options written during the six months ended June 30, 2008 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2007	156	$89,121
Options written	253	199,254
Options closed	0	0
Options expired	(234)	(130,340)

Options outstanding June 30, 2008	175	$158,035

Put Options	Number of contracts	Premiums received
Options outstanding December 31, 2007	0	$0
Options written	1,361	1,025,453
Options closed	(257)	(142,059)
Options expired	(122)	(59,704)

Options outstanding June 30, 2008	982	$823,690

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolio’s average daily net asset levels
$3,028,750	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2008 to April 30, 2009, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.025%	Over $	1 billion and less than $2 billion

Amounts waived for the six months ended June 30, 2008 are shown as management fee waivers in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2008 are footnoted in the Schedule of Investments.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-21

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the BlackRock Diversified Portfolio returned -8.0%, compared to its benchmark, a blend of the Russell 1000 Index1 (60%) and the Lehman Brothers Aggregate Bond Index2 (40%), which returned -6.3%. The average return of its peer group, the Lipper Variable Insurance Products Mixed-Asset Target Allocation Growth Funds Universe3, was -7.7% over the same period.

PORTFOLIO REVIEW

The U.S. economic and financial environment remained troubled during the first half of the year. The economy has done better than might have been expected given the proliferation of negative shocks, but that provides cold comfort. Meanwhile, the credit system remained badly impaired, highlighted by the ongoing freefall in financials sector share prices. Some extreme market moves occurred during the period with energy stocks rising strongly and bank shares hitting new lows. It is virtually impossible to judge when oil prices will see a meaningful decline, and there has been no sign of an end to the bad news emanating from the housing and banking sectors.

During the six-month period, the fixed income portion of the Portfolio maintained a relatively neutral stance on duration and had a long-term yield curve steepening bias, although this particular trade was reduced near period-end. Overall, the Portfolio’s yield curve positioning benefited performance as the spread between two- and ten-year Treasuries widened from 97 basis points at December 31, 2007, to 135 basis points at June 30, 2008. Over the course of the period, high-quality spread assets (mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities) were extremely volatile, particularly so during the first quarter and at the end of the second quarter. However, midway through the period there was a very powerful rally in these asset classes as investor appetite for risk reemerged in the wake of the Bear Stearns/JP Morgan deal. This rally faded in June as fears of slower growth and the possibility of recession increased. Spread products in general ended the period at wider spreads than where they began, but well off of the highs they reached in mid-March. The Portfolio’s exposure to these sectors detracted from performance throughout the period, although it did benefit from holding these assets during the second-quarter rally. For much of the period, the Portfolio was overweight in corporate bonds, however by period-end it had moved to a neutral weighting. The Portfolio also maintained a small allocation to high-yield corporates during the period. Exposure to both investment grade and non-investment grade corporate debt detracted from performance during the period.

For the six-month period ended June 30, 2008, the equity portion of the Portfolio underperformed relative to its benchmark, the Russell 1000 Index. Detracting from performance was the Portfolio’s overweight and security selection in the healthcare sector, as well as security selection in the energy sector. In healthcare, providers & services were most notably responsible for Portfolio underperformance, especially WellPoint, UnitedHealth Group and Coventry Health Care. A large overweight in the energy sector contributed positively to performance, but this was negated by adverse security selection in the sector, led by Sunoco and Valero Energy.

On the positive side, an underweight and stock selection in the financials sector contributed to Portfolio performance. Our wariness of the sector during the period benefited performance, as we treaded lightly and gained Portfolio exposure mostly through underweight positions. Our overweight and stock selection in materials was also a contributor to performance. Mosaic and Monsanto in the chemicals industry and Reliance Steel & Aluminum in the metals & mining industry were the largest individual contributors.

We maintain our two-pronged approach of investing in higher-quality companies with predictable earnings, and in cyclicals with a global emphasis. At period-end, the Portfolio’s largest overweights relative to the benchmark were in information technology, healthcare and energy, and the most notable underweights were in financials, consumer staples and utilities.

* The views expressed above are those of the subadvisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 1000® Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 90% of the investable U.S. equity market.

2 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

3 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-1

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 1000 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of June 30, 2008

	BlackRock Diversified Portfolio			Russell 1000 Index	Lehman Brothers Aggregate Index
	Class A	Class B	Class E
6 Months	-8.0%	-8.0%	-8.0%	-11.2%	1.1%
1 Year	-6.6	-6.8	-6.7	-12.4	7.1
5 Year	5.8	—	5.6	8.2	3.9
10 Year	3.2	—	—	3.4	5.7
Since Inception	—	4.0	2.4	—	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/25/86, 4/26/04 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2008

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	15.4%
Government National Mortgage Association	4.6%
Federal Home Loan Mortgage Corp.	3.3%
Exxon Mobil Corp.	2.8%
Microsoft Corp.	1.6%
Chevron Corp.	1.6%
International Business Machines Corp.	1.5%
Johnson & Johnson	1.4%
LB-UBS Commercial Mortgage Trust	1.3%
ConocoPhillips	1.3%

Top Equity Sectors

% of Equity Market Value
Information Technology	23.9%
Energy	22.1%
Health Care	18.0%
Industrials	10.6%
Consumer Discretionary	8.3%

Top Fixed Income Sectors

% of Fixed Income Market Value
Mortgage-Backed	49.6%
Investment Grade Corporates	21.3%
Commercial Mortgage-Backed	20.1%
Asset Backed	4.4%
High Yield Corporates	1.3%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
BlackRock Diversified—Class A	Actual	0.50%	$1,000.00	$920.40	$2.39
	Hypothetical	0.50%	$1,000.00	$1,022.34	$2.51

BlackRock Diversified—Class B	Actual	0.75%	$1,000.00	$919.80	$3.58
	Hypothetical	0.75%	$1,000.00	$1,021.08	$3.77

BlackRock Diversified—Class E	Actual	0.65%	$1,000.00	$920.40	$3.10
	Hypothetical	0.65%	$1,000.00	$1,021.59	$3.27

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—58.8% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.1%
General Dynamics Corp.	30,000	$2,526,000
Honeywell International, Inc.	219,000	11,011,320
L-3 Communications Holdings, Inc.	17,200	1,562,964
Lockheed Martin Corp.	117,000	11,543,220
Northrop Grumman Corp.	50,000	3,345,000
Raytheon Co.	178,000	10,017,840
United Technologies Corp.	150,000	9,255,000

		49,261,344

Auto Components—0.2%
Autoliv, Inc.	69,000	3,216,780

Biotechnology—1.4%
Biogen Idec, Inc. (a)	184,000	10,283,760
Gilead Sciences, Inc. (a)	241,000	12,760,950

		23,044,710

Capital Markets—0.1%
Investment Technology Group, Inc. (a)	62,000	2,074,520

Chemicals—2.6%
FMC Corp.	61,000	4,723,840
Monsanto Co.	107,000	13,529,080
The Dow Chemical Co. (b)	130,000	4,538,300
The Lubrizol Corp.	168,000	7,783,440
The Mosaic Co. (a)	73,000	10,563,100

		41,137,760

Commercial Services & Supplies—0.3%
Anacomp, Inc. (Class B) (a) (c)	1	0
R.R. Donnelley & Sons Co.	140,000	4,156,600

		4,156,600

Communications Equipment—0.6%
Cisco Systems, Inc. (a)	66,000	1,535,160
Juniper Networks, Inc. (a)	383,000	8,494,940

		10,030,100

Computers & Peripherals—3.3%
Apple, Inc. (a)	10,000	1,674,400
Hewlett-Packard Co.	395,000	17,462,950
International Business Machines Corp.	182,000	21,572,460
Sun Microsystems, Inc. (a)	147,000	1,599,360
Western Digital Corp. (a)	283,000	9,771,990

		52,081,160

Construction & Engineering—0.7%
Fluor Corp.	56,000	10,420,480

Consumer Finance—0.6%
Capital One Financial Corp. (b)	240,000	9,122,400

Containers & Packaging—0.3%
Packaging Corp. of America	230,000	4,947,300

Security Description	Shares	Value*

Diversified Financial Services—0.3%
JPMorgan Chase & Co.	156,000	$5,352,360

Diversified Telecommunication Services—0.4%
AT&T, Inc.	166,000	5,592,540
CenturyTel, Inc.	40,000	1,423,600

		7,016,140

Electrical Equipment—0.2%
Roper Industries, Inc. (b)	40,000	2,635,200

Electronic Equipment & Instruments—0.1%
Mettler-Toledo International, Inc. (a)	14,700	1,394,442

Energy Equipment & Services—0.6%
ENSCO International, Inc. (b)	126,000	10,173,240

Food & Staples Retailing—1.8%
The Kroger Co.	309,800	8,943,926
Wal-Mart Stores, Inc.	342,000	19,220,400

		28,164,326

Health Care Equipment & Supplies—1.2%
Baxter International, Inc.	193,000	12,340,420
Kinetic Concepts, Inc. (a) (b)	149,700	5,974,527

		18,314,947

Health Care Providers & Services—3.2%
Aetna, Inc.	220,000	8,916,600
AmerisourceBergen Corp.	30,700	1,227,693
Express Scripts, Inc. (a)	166,000	10,411,520
McKesson Corp.	151,800	8,487,138
Medco Health Solutions, Inc. (a)	235,000	11,092,000
WellPoint, Inc. (a)	216,000	10,294,560

		50,429,511

Hotels, Restaurants & Leisure—0.9%
McDonald’s Corp.	245,000	13,773,900

Household Products—0.3%
Procter & Gamble Co.	80,000	4,864,800

Industrial Conglomerates—0.7%
General Electric Co.	391,000	10,435,790

Insurance—1.7%
The Allstate Corp.	44,000	2,005,960
The Chubb Corp.	212,000	10,390,120
The Travelers Cos., Inc.	240,000	10,416,000
Transatlantic Holdings, Inc. (b)	21,400	1,208,458
W.R. Berkley Corp.	144,275	3,485,684

		27,506,222

Internet Software & Services—0.3%
eBay, Inc. (a)	151,000	4,126,830

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

IT Services—1.0%
Automatic Data Processing, Inc.	261,000	$10,935,900
Computer Sciences Corp. (a)	54,500	2,552,780
Paychex, Inc.	67,000	2,095,760

		15,584,440

Machinery—1.3%
Cummins, Inc.	163,000	10,679,760
Deere & Co.	147,000	10,603,110

		21,282,870

Media—1.0%
Omnicom Group, Inc.	52,000	2,333,760
The Walt Disney Co.	431,000	13,447,200

		15,780,960

Metals & Mining—1.9%
Freeport-McMoRan Copper & Gold, Inc. (b)	92,000	10,781,480
Nucor Corp.	149,000	11,125,830
Reliance Steel & Aluminum Co.	110,000	8,479,900

		30,387,210

Office Electronics—0.1%
Xerox Corp.	89,100	1,208,196

Oil, Gas & Consumable Fuels—12.4%
Anadarko Petroleum Corp.	163,000	12,198,920
Apache Corp.	92,000	12,788,000
Chevron Corp.	253,000	25,079,890
ConocoPhillips	217,000	20,482,630
Devon Energy Corp.	120,000	14,419,200
Exxon Mobil Corp.	497,000	43,800,611
Hess Corp.	100,000	12,619,000
Marathon Oil Corp.	233,000	12,085,710
Noble Energy, Inc.	110,000	11,061,600
Occidental Petroleum Corp.	171,000	15,366,060
Sunoco, Inc. (b)	170,000	6,917,300
Valero Energy Corp.	209,000	8,606,620

		195,425,541

Pharmaceuticals—4.7%
Eli Lilly & Co.	274,000	12,647,840
Forest Laboratories, Inc. (a)	220,000	7,642,800
Johnson & Johnson	349,000	22,454,660
Merck & Co., Inc.	367,000	13,832,230
Pfizer, Inc.	1,053,000	18,395,910

		74,973,440

Semiconductors & Semiconductor Equipment—4.7%
Altera Corp. (a)	466,000	9,646,200
Analog Devices, Inc.	122,000	3,875,940
Integrated Device Technology, Inc. (a)	460,000	4,572,400
Intel Corp.	495,000	10,632,600
KLA-Tencor Corp. (b)	230,000	9,363,300
Linear Technology Corp. (b)	306,000	9,966,420
Silicon Laboratories, Inc. (a)	110,000	3,969,900

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
Texas Instruments, Inc.	423,000	$11,911,680
Xilinx, Inc. (b)	388,000	9,797,000

		73,735,440

Software—4.0%
Autodesk, Inc.	210,000	7,100,100
BMC Software, Inc. (a)	46,100	1,659,600
CA, Inc.	57,200	1,320,748
McAfee, Inc. (a)	46,100	1,568,783
Microsoft Corp.	912,000	25,089,120
Oracle Corp. (a)	710,000	14,910,000
Symantec Corp. (a)	552,000	10,681,200
Synopsys, Inc. (a)	53,100	1,269,621

		63,599,172

Specialty Retail—2.2%
AutoZone, Inc. (a)	21,400	2,589,614
Best Buy Co., Inc. (b)	239,000	9,464,400
GameStop Corp. (Class A) (a) (b)	100,000	4,040,000
The Gap, Inc.	484,000	8,068,280
TJX Cos., Inc. (b)	323,000	10,164,810

		34,327,104

Textiles, Apparel & Luxury Goods—0.6%
Nike, Inc.	167,000	9,954,870

Total Common Stock (Identified Cost $926,196,199)		929,940,105

Fixed Income—46.5%
Security Description	Face Amount	Value*

Aerospace & Defense—0.0%
L-3 Communications Corp. 5.875%, 01/15/15	$150,000	138,375
6.375%, 10/15/15	75,000	70,125

		208,500

Asset Backed—1.9%
Ares VIII CLO, Ltd. (144A) 5.288%, 02/26/16 (d)	1,150,000	851,495
Chase Issuance Trust 4.260%, 05/15/13	4,695,000	4,664,452
5.120%, 10/15/14	4,500,000	4,547,809
Countrywide Asset-Backed Certificates 4.208%, 12/25/31 (d)	82,426	61,622
Ford Credit Auto Owner Trust 5.070%, 12/15/10	4,150,000	4,210,349
GE Business Loan Trust (144A) 3.771%, 04/15/31 (d)	493,420	396,004
Home Equity Asset Trust 2.593%, 07/25/37 (d)	1,750,391	1,691,381
Knollwood CDO, Ltd. (144A) 5.928%, 02/08/39 (d)	413,443	413

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Asset Backed—(Continued)
Long Beach Mortgage Loan Trust 3.583%, 03/25/34 (d)	$1,320,524	$1,157,741
SLM Student Loan Trust 3.997%, 10/25/16 (d)	6,010,000	6,101,088
4.197%, 01/25/28 (d)	1,520,000	1,559,426
4.597%, 07/25/23 (d)	4,100,000	4,264,000
Structured Asset Investment Loan Trust 5.408%, 04/25/33 (d)	40,741	21,957

		29,527,737

Biotechnology—0.0%
Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	375,000	376,875

Capital Markets—1.4%
Lehman Brothers Holdings, Inc. 5.250%, 02/06/12	1,310,000	1,239,698
6.500%, 07/19/17	900,000	832,607
6.750%, 12/28/17	2,075,000	1,949,307
7.000%, 09/27/27	1,110,000	1,026,313
Morgan Stanley 2.960%, 01/09/12 (d)	8,540,000	7,936,888
6.250%, 08/28/17	675,000	629,309
6.750%, 04/15/11	550,000	564,187
The Bear Stearns Cos., Inc. 3.218%, 07/19/10 (d)	790,000	774,635
6.400%, 10/02/17	900,000	889,372
6.950%, 08/10/12	2,165,000	2,251,106
The Goldman Sachs Group, Inc. 5.250%, 10/15/13	3,620,000	3,543,473

		21,636,895

Commercial Banks—1.4%
Barclays Bank, Plc. 7.434%, 09/29/49 (d)	2,585,000	2,424,671
JPMorgan Chase Bank, N.A. 6.000%, 07/05/17	2,500,000	2,450,692
NationsBank Corp. 7.800%, 09/15/16	925,000	991,204
Royal Bank of Scotland Group, Plc. 7.640%, 03/31/49 (d)	2,000,000	1,828,658
UBS AG Stamford Branch 5.750%, 04/25/18	2,200,000	2,149,068
5.875%, 12/20/17	3,375,000	3,283,031
Wachovia Bank, N.A. 6.000%, 11/15/17	2,050,000	1,914,169
6.600%, 01/15/38	2,150,000	1,873,489
Wachovia Corp. 7.980%, 12/31/49 (d)	2,875,000	2,640,400
Wells Fargo & Co. 4.625%, 08/09/10	1,710,000	1,727,249
4.875%, 01/12/11	590,000	598,134

		21,880,765

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—11.1%
American Home Mortgage Assets 2.673%, 11/25/36 (d)	$636,432	$439,227
Banc of America Commercial Mortgage, Inc. 5.118%, 07/11/43	5,365,000	5,293,105
5.144%, 11/10/42 (d)	3,630,000	3,585,299
7.333%, 10/15/09	3,731,739	3,812,832
Bear Stearns Commercial Mortgage Securities, Inc. 4.361%, 06/11/41	2,059,659	2,053,905
4.674%, 06/11/41	930,000	867,278
5.742%, 09/11/42 (d)	3,875,000	3,662,532
5.920%, 10/15/36	1,175,417	1,188,809
6.001%, 06/25/47 (d)	4,502,602	4,144,908
Chase Commerical Mortgage Securities Corp. 7.319%, 10/15/32	1,555,703	1,610,687
Citigroup Mortgage Loan Trust, Inc. 5.889%, 06/10/17 (d)	1,750,000	1,590,392
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.886%, 11/15/44	1,750,000	1,670,512
CitiMortgage Alternative Loan Trust 6.000%, 10/25/37	4,457,037	3,916,621
Cobalt Commercial Mortgage Trust 6.015%, 05/15/46 (d)	1,260,000	1,205,013
Commercial Mortgage Pass Through Certificates 6.010%, 12/10/49 (d)	4,310,000	4,125,118
Countrywide Alternative Loan Trust 2.672%, 03/20/47	1,905,186	1,387,825
4.488%, 08/25/46 (d)	720,473	530,696
Countrywide Home Loan Mortgage Pass Through Trust 2.683%, 04/25/46 (d)	817,190	583,240
6.500%, 10/25/37	2,353,238	2,304,702
Credit Suisse Mortgage Capital Certificates 5.311%, 12/15/39	4,000,000	3,756,497
6.000%, 10/25/21	1,155,170	1,068,532
CS First Boston Mortgage Securities Corp. 3.936%, 05/15/38 (d)	4,000,000	3,706,422
4.940%, 12/15/35	4,405,000	4,279,557
5.183%, 11/15/36	2,890,000	2,855,273
5.603%, 07/15/35	3,850,000	3,845,770
Deutsche ALT-A Securities, Inc. 2.683%, 02/25/47 (d)	954,086	686,716
First Union National Bank Commercial Mortgage 6.663%, 01/12/43	3,710,000	3,822,401
First Union National Bank Commercial Mortgage Trust (144A) 7.793%, 12/15/31 (d)	3,700,000	3,838,140
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	3,480,000	3,380,382
4.996%, 12/10/37	4,340,000	4,247,094
6.269%, 12/10/35	3,440,000	3,517,422
GMAC Commercial Mortgage Securities, Inc. 7.455%, 08/16/33	3,030,318	3,142,772

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Greenwich Capital Commercial Funding Corp. 5.479%, 04/10/37 (d)	$1,120,000	$986,085
6.112%, 07/10/38 (d)	3,280,000	3,235,624
GS Mortgage Securities Corp. II 5.560%, 11/10/39 (d)	1,455,000	1,392,919
GSR Mortgage Loan Trust 2.673%, 08/25/46 (d)	2,150,309	1,549,746
5.248%, 11/25/35 (d)	2,012,619	1,891,120
Harborview Mortgage Loan Trust 2.693%, 11/19/36 (d)	1,431,760	1,008,732
2.793%, 11/19/35 (d)	1,878,923	1,427,366
JPMorgan Chase Commercial Mortgage Securities Corp. 5.336%, 05/15/47	1,835,000	1,721,343
5.432%, 08/25/35 (d)	10,145,627	9,588,100
5.827%, 02/15/51 (d)	1,390,000	1,372,108
5.992%, 06/15/49 (d)	1,700,000	1,684,485
JPMorgan Commercial Mortgage Finance Corp. 6.658%, 10/15/35 (d)	175,000	175,323
7.351%, 09/15/29	1,025,309	1,043,784
JPMorgan Mortgage Trust 3.884%, 08/25/34 (d)	3,892,808	3,794,893
5.500%, 03/25/22	478,219	462,229
5.875%, 07/25/36	543,379	532,512
LB-UBS Commercial Mortgage Trust 3.636%, 08/15/08	1,470,193	1,469,174
4.023%, 09/15/26	1,051,683	1,047,285
4.071%, 09/15/26	1,503,284	1,480,585
5.372%, 09/15/39	1,570,000	1,485,454
5.430%, 02/15/40 (d)	2,800,000	2,603,375
5.642%, 12/15/25 (d)	1,972,927	1,991,356
5.866%, 09/15/45	3,850,000	3,672,891
5.934%, 12/15/25	1,600,000	1,620,736
7.950%, 05/15/25 (d)	3,545,770	3,685,258
LB-UBS Commercial Mortgage Trust (144A) 6.155%, 07/14/16	2,213,784	2,256,621
Morgan Stanley Capital I 5.364%, 03/15/44 (d)	5,530,000	5,112,445
5.693%, 10/15/42	1,130,000	1,129,057
5.803%, 06/11/42 (d)	5,925,000	5,616,193
5.809%, 12/12/49	1,760,000	1,668,658
5.811%, 04/12/49 (d)	620,000	610,171
6.077%, 06/11/49 (d)	4,550,000	4,378,247
Residential Accredit Loans, Inc. 2.633%, 02/25/47 (d)	1,103,459	732,944
Salomon Brothers Mortgage Securities VII, Inc. 6.499%, 10/13/11	3,880,160	3,981,322
Wachovia Bank Commercial Mortgage Trust 5.368%, 11/15/48 (d)	430,000	372,523
5.632%, 10/15/48 (d)	430,000	351,108
5.678%, 05/15/46 (d)	1,065,000	1,003,660
6.100%, 02/15/51 (d)	1,895,000	1,828,701
WaMu Mortgage Pass Through Certificates 4.278%, 06/25/47 (d)	1,650,917	1,185,554
4.298%, 05/25/47 (d)	955,126	722,042
4.918%, 08/25/35 (d)	1,611,878	1,565,997
5.665%, 03/25/37 (d)	5,579,499	5,178,125

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Wells Fargo Mortgage Backed Securities Trust 6.099%, 09/25/36 (d)	$1,457,622	$1,392,663

		176,128,193

Computers & Peripherals—0.1%
International Business Machines Corp. 5.700%, 09/14/17	1,420,000	1,441,179

Consumer Finance—0.2%
SLM Corp. 4.000%, 01/15/09	700,000	691,385
5.125%, 08/27/12	1,700,000	1,479,197
5.400%, 10/25/11	890,000	812,738

		2,983,320

Diversified Financial Services—2.8%
AES Ironwood, LLC 8.857%, 11/30/25	120,904	125,438
AES Red Oak, LLC 9.200%, 11/30/29	50,000	51,625
Bank of America Corp. 5.300%, 03/15/17	975,000	895,000
5.750%, 12/01/17	1,820,000	1,709,191
8.000%, 12/29/49 (d)	2,570,000	2,407,756
8.125%, 12/29/49 (d)	2,100,000	1,985,046
Citigroup Capital XXI 8.300%, 12/21/57 (d)	2,230,000	2,105,854
Citigroup, Inc. 4.125%, 02/22/10	2,000,000	1,981,480
5.300%, 10/17/12	4,075,000	3,974,942
Compton Petroleum Finance Corp. 7.625%, 12/01/13	35,000	34,388
Credit Suisse Guernsey, Ltd. 5.860%, 05/29/49 (d)	2,460,000	2,050,774
Devon Financing Corp. 7.875%, 09/30/31	575,000	679,131
Gaz Capital (Gazprom) (144A) 7.288%, 08/16/37	1,060,000	974,140
General Electric Capital Corp. 5.000%, 11/15/11	7,320,000	7,460,764
5.000%, 04/10/12	1,080,000	1,087,488
5.625%, 05/01/18	4,125,000	3,989,102
6.150%, 08/01/37	1,610,000	1,510,789
6.375%, 11/15/67 (d)	1,700,000	1,607,875
GlaxoSmithKline Capital, Inc. 4.850%, 05/15/13	1,450,000	1,448,045
Goldman Sachs Capital II 5.793%, 12/29/49 (d)	1,510,000	1,049,994
JPMorgan Chase & Co. 7.900%, 12/31/49 (d)	1,775,000	1,664,311
JPMorgan Chase Capital 6.800%, 10/01/37	3,380,000	3,033,837
Lehman Brothers Holdings Capital Trust VII 5.857%, 11/29/49 (d)	305,000	199,012

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
Petrobras International Finance Co. 5.875%, 03/01/18	$570,000	$548,308
Telecom Italia Capital S.A. 5.250%, 10/01/15	975,000	892,277
Wind Acquisition Finance S.A. (144A) 10.750%, 12/01/15	295,000	309,750
ZFS Finance USA Trust I (144A) 6.500%, 05/09/37 (d)	900,000	785,525

		44,561,842

Diversified Telecommunication Services—0.4%
AT&T, Inc. 5.500%, 02/01/18	1,350,000	1,308,161
6.500%, 09/01/37	2,850,000	2,758,284

Cincinnati Bell, Inc. 7.250%, 07/15/13	50,000	48,750
GTE Corp. 6.940%, 04/15/28	100,000	99,000
Qwest Communications International, Inc. 7.500%, 02/15/14	315,000	299,250
Qwest Communications International, Inc. (Series B) 7.500%, 02/15/14	155,000	147,250
Qwest Corp. 6.026%, 06/15/13 (d)	285,000	272,175
Windstream Corp. 8.125%, 08/01/13	410,000	408,975
8.625%, 08/01/16	115,000	114,712

		5,456,557

Electric Utilities—0.4%
CenterPoint Energy, Inc. 7.250%, 09/01/10	345,000	355,904
Elwood Energy, LLC 8.159%, 07/05/26	118,147	113,870
Florida Power & Light Co. 5.625%, 04/01/34	300,000	283,325
5.950%, 02/01/38	1,125,000	1,112,126
Florida Power Corp. 6.400%, 06/15/38	525,000	533,220
MidAmerican Energy Holdings Co. 5.950%, 05/15/37	1,125,000	1,055,408
6.500%, 09/15/37 (d)	725,000	732,230
PECO Energy Co. 4.750%, 10/01/12	650,000	644,149
Southern California Edison Co. 5.950%, 02/01/38	475,000	469,564
Texas Competitive Electric Holdings Co., LLC 10.250%, 11/01/15	1,365,000	1,337,700

		6,637,496

Energy Equipment & Services—0.0%
Tennessee Gas Pipeline Co. 7.000%, 10/15/28 (b)	190,000	185,299

Security Description	Face Amount	Value*

Federal Agencies—23.3%
Federal Home Loan Mortgage Corp. 3.923%, 06/01/34 (d)	$5,473,686	$5,470,015
4.079%, 09/15/33 (d) (e)	36,449,370	3,281,143
4.500%, TBA	11,000,000	10,625,318
5.000%, 12/15/17	4,340,000	4,354,283
5.000%, 12/01/18	506,614	505,481
5.000%, 04/01/20	445,606	442,338
5.000%, 10/01/20	597,831	593,447
5.000%, 11/01/20	6,201,258	6,155,783
5.000%, 06/01/36	947,936	910,333
5.500%, 04/15/26	2,462,011	2,500,972
5.500%, 07/01/33	3,075,404	3,048,975
5.500%, 10/01/35	679,787	671,608
5.500%, 03/01/37	5,381,422	5,306,587
5.500%, 06/01/37	463,687	457,239
5.676%, 01/01/37 (d)	2,700,127	2,750,149
5.744%, 04/01/37 (d)	3,120,144	3,169,357
6.000%, TBA	2,000,000	2,046,876
Federal National Mortgage Association 4.500%, 08/01/35	3,090,776	2,868,265
4.500%, TBA	14,300,000	13,819,486
5.000%, 06/01/23	1,453,179	1,418,096
5.000%, 11/01/33	8,999,526	8,681,906
5.000%, 03/01/34	22,999,885	22,188,151
5.000%, 08/01/34	4,905,969	4,732,822
5.000%, 07/01/35	208,329	200,391
5.000%, 12/01/35	311,162	299,305
5.000%, 05/01/36	28,403,630	27,321,296
5.000%, 07/01/36 (e)	5,997,427	1,449,858
5.000%, TBA	8,300,000	8,206,625
5.125%, 01/02/14 (b)	1,350,000	1,347,044
5.500%, 10/01/18	1,009,080	1,023,890
5.500%, 12/01/18	672,256	682,123
5.500%, 01/01/19	1,127,914	1,144,469
5.500%, 03/01/19	24,521	24,881
5.500%, 05/01/19	1,423,027	1,445,691
5.500%, 07/01/19	451,184	457,524
5.500%, 09/01/19	10,477,615	10,642,583
5.500%, 06/01/20	1,413,819	1,436,337
5.500%, 07/01/20	3,555,054	3,607,231
5.500%, 01/01/21	90,749	91,514
5.500%, 02/01/21	183,531	185,077
5.500%, 12/01/22	80,867	81,506
5.500%, 01/01/24	829,716	829,177
5.500%, 04/25/30	1,953,320	1,990,508
5.500%, 04/01/33	1,973,389	1,956,700
5.500%, 11/01/33	2,552,213	2,530,629
5.500%, 02/01/34	5,440,636	5,394,624
5.500%, 04/01/34	7,407,042	7,347,565
5.500%, 11/01/34	5,239,605	5,185,469
5.500%, 04/01/35	1,488,920	1,472,141
5.500%, 06/01/35	1,559,463	1,541,889
5.500%, 11/01/35 (e)	4,815,053	1,252,998
5.500%, 12/01/35	8,258,860	8,170,180
5.500%, 01/01/36	13,368,302	13,222,150
5.500%, 01/25/36 (e)	1,878,395	491,195

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 5.500%, 12/01/36 (d)	$15,636,465	$15,460,250
6.000%, 04/01/16	406,114	417,076
6.000%, 03/01/21	145,782	149,627
6.000%, 05/01/21	795,197	816,171
6.000%, 06/01/21	83,958	86,172
6.000%, 07/01/21	1,066,599	1,094,730
6.000%, 08/01/21	1,079,179	1,107,641
6.000%, 02/01/34	2,328,438	2,362,591
6.000%, 08/01/34	1,379,975	1,400,216
6.000%, 04/01/35	5,531,601	5,617,925
6.000%, 02/01/36	1,649,418	1,666,396
6.000%, 06/01/36	3,839,213	3,878,730
6.000%, 07/01/36	7,079,045	7,151,908
6.000%, 09/01/36	4,713,953	4,762,474
6.000%, 10/01/37	4,289,200	4,336,764
6.000%, 03/01/38	4,288,684	4,331,487
6.500%, 12/01/29 (d)	862,135	897,142
6.500%, 08/01/36	788,967	813,361
6.500%, TBA	21,600,000	22,234,500
8.500%, 02/01/09	40	40
9.000%, 04/01/16	243	244
Government National Mortgage Association 5.000%, 10/20/33	5,440,993	5,269,588
5.000%, TBA	2,400,000	2,321,250
5.500%, 04/15/33	399,616	399,355
5.500%, TBA	24,100,000	23,918,867
6.000%, 02/15/09	11,198	11,264
6.000%, 09/20/33	834,804	848,398
6.000%, 10/20/33	1,352,610	1,378,268
6.000%, 11/20/33	1,856,874	1,887,111
6.000%, 12/20/37	1,139,242	1,156,522
6.000%, TBA	30,200,000	30,641,304
6.500%, 07/15/14	22,690	23,543
6.500%, 08/15/34	3,589,401	3,718,856
7.500%, 12/15/14	425,101	446,589

		367,637,560

Food Products—0.2%
Kraft Foods, Inc. 6.125%, 02/01/18	1,950,000	1,895,558
6.500%, 08/11/17	1,830,000	1,832,330

		3,727,888

Foreign Government—1.1%
Emirate of Abu Dhabi (144A) 5.500%, 08/02/12	4,600,000	4,703,081
Federal Republic of Germany 4.000%, 01/04/37 (EUR)	1,525,000	2,076,649
4.250%, 07/04/39 (EUR)	850,000	1,206,264
Israel Government AID Bond 5.500%, 12/04/23	3,175,000	3,408,591
Japan Government 1.170%, 11/20/21 (JPY)	715,000,000	6,494,185

		17,888,770

Security Description	Face Amount	Value*

Health Care Providers & Services—0.0%
WellPoint, Inc. 5.950%, 12/15/34	$700,000	$605,240

Hotels, Restaurants & Leisure—0.1%
Caesars Entertainment, Inc. 7.875%, 03/15/10 (b)	950,000	864,500
Harrah’s Operating Co., Inc. (144A) 10.750%, 02/01/18	1,600,000	1,176,000

		2,040,500

Independent Power Producers & Energy Traders—0.0%
NRG Energy, Inc. 7.375%, 02/01/16	170,000	160,012

Insurance—0.4%
American International Group, Inc. (144A) 8.175%, 05/15/58	2,450,000	2,305,717
Chubb Corp. 6.375%, 03/29/67 (d)	1,100,000	1,006,220
Lincoln National Corp. 6.050%, 04/20/67	675,000	569,138
7.000%, 05/17/66 (d)	640,000	582,955
The Progressive Corp. 6.700%, 06/15/37 (d)	1,040,000	911,949
The Travelers Cos., Inc. 6.250%, 03/15/67 (d)	735,000	631,469

		6,007,448

Media—0.6%
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13	650,000	715,499
Comcast Corp. 6.500%, 11/15/35	555,000	527,597
6.950%, 08/15/37	1,150,000	1,131,127
7.050%, 03/15/33	275,000	279,393
CSC Holdings, Inc. 8.125%, 07/15/09	135,000	136,012
News America, Inc. 6.200%, 12/15/34	640,000	590,196
TCI Communications, Inc. 7.875%, 02/15/26	1,300,000	1,411,219
Time Warner Cable, Inc. 6.200%, 07/01/13	2,850,000	2,898,071
Time Warner Entertainment Co., L.P. 8.375%, 03/15/23	350,000	377,162
Time Warner, Inc. 6.875%, 05/01/12	1,875,000	1,918,219

		9,984,495

Metals & Mining—0.1%
Freeport-McMoRan Copper & Gold, Inc. 8.250%, 04/01/15	485,000	509,856
8.375%, 04/01/17	965,000	1,018,075
Ispat Inland, U.L.C. 9.750%, 04/01/14	155,000	165,663

		1,693,594

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Office Electronics—0.1%
Xerox Corp. 6.875%, 08/15/11	$975,000	$1,010,415

Oil, Gas & Consumable Fuels—0.2%
Newfield Exploration Co. 6.625%, 09/01/14 (b)	395,000	371,300
6.625%, 04/15/16	375,000	344,063
Sabine Pass LNG, L.P. 7.500%, 11/30/16 (b)	700,000	630,000
Transocean, Inc. 6.000%, 03/15/18	295,000	295,441
6.800%, 03/15/38	385,000	393,752
XTO Energy, Inc. 6.750%, 08/01/37	900,000	912,613

		2,947,169

Pharmaceuticals—0.1%
Bristol-Myers Squibb Co. 5.875%, 11/15/36	950,000	886,207

Real Estate Management & Development—0.0%
American Real Estate Partners, L.P. 8.125%, 06/01/12	145,000	139,200

Road & Rail—0.1%
United Parcel Service, Inc. 6.200%, 01/15/38	1,170,000	1,185,894

Software—0.1%
Oracle Corp. 5.750%, 04/15/18	980,000	979,162

U.S. Treasury—0.3%
U.S. Treasury Bonds 5.000%, 05/15/37 (b)	1,550,000	1,665,766
U.S. Treasury Inflation Indexed Bonds (TII) 2.000%, 01/15/26 (b)	1,487,943	1,475,271
2.375%, 01/15/25 (b)	1,139,440	1,194,988

		4,336,025

Wireless Telecommunication Services—0.1%
Rogers Wireless, Inc. 7.500%, 03/15/15	240,000	254,062
Sprint Nextel Corp. 6.000%, 12/01/16	825,000	709,500

Security Description	Face Amount	Value*

Wireless Telecommunication Services—(Continued)
Vodafone Group, Plc. 7.750%, 02/15/10	$665,000	$694,903

		1,658,465

Yankee—0.0%
Vodafone Group, Plc. 6.150%, 02/27/37	650,000	594,436

Total Fixed Income (Identified Cost $745,543,609)		734,507,138

Preferred Stock—0.1%
Security Description	Shares	Value*

Commercial Banks—0.0%
Wachovia Corp.	40,200	901,284

Diversified Financial Services—0.1%
Citigroup, Inc.	48,000	1,075,200

Total Preferred Stock (Identified Cost $2,205,000)		1,976,484

Short Term Investments—3.6%
Security Description	Face Amount/Shares	Value*

Discount Notes—1.0%
Federal Home Loan Bank 2.070%, 07/07/08	$15,600,000	15,594,618

Mutual Funds—2.6%
State Street Navigator Securities Lending Prime Portfolio (f)	41,248,770	41,248,770

Total Short Term Investments (Identified Cost $56,843,388)		56,843,388

Total Investments—109.0% (Identified Cost $1,730,788,196) (g)		1,723,267,115
Liabilities in excess of other assets		(142,442,833)

Total Net Assets—100%		$1,580,824,282

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of June 30, 2008, the market value of securities loaned was $49,577,635 and the collateral received consisted of cash in the amount of $41,248,770 and non-cash collateral with a value of $9,544,891. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(c)	Zero Valued Security.
(d)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2008.
(e)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(f)	Represents investment of cash collateral received from securities lending transactions.

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

(g)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $1,730,788,196 and the composition of unrealized appreciation and depreciation of investment securities was $92,001,663 and $(99,522,744), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2008, the market value of 144A securities was $17,596,886, which is 1.1% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TII)—	A Treasury Inflation Index is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.
(EUR)—	Euro
(JPY)—	Japanese Yen

Forward Contracts

Forward Currency Contracts	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of 6/30/2008	Unrealized Appreciation/ Depreciation
Euro (sold)	7/23/2008	347,000	$537,215	$545,748	$(8,533)
Euro (sold)	7/23/2008	2,219,675	3,492,874	3,491,016	1,858
Euro (Bought)	7/23/2008	35,000	54,963	55,046	83

Net Unrealized Depreciation					$(6,592)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 6/30/2008	Unrealized Appreciation/ Depreciation
Eurodollar Futures	12/15/2008	110	$26,579,086	$26,625,500	$46,414
Eurodollar Futures	3/16/2009	623	150,559,050	150,579,100	20,050
Eurodollar Futures	6/15/2009	404	98,482,013	97,434,700	(1,047,313)
German Government Bond 10 Year Futures	9/8/2008	87	15,332,395	15,147,959	(184,436)
U.S. Treasury Bonds Futures	9/19/2008	188	21,370,958	21,731,625	360,667
U.S. Treasury Notes 5 Year Futures	9/30/2008	475	52,215,939	52,513,476	297,537

Futures Contracts—Short
Eurodollar Futures	6/14/2010	(126)	(30,379,262)	(30,106,125)	273,137
U.S. Treasury Notes 2 Year Futures	9/30/2008	(370)	(77,667,337)	(78,145,156)	(477,819)
U.S. Treasury Notes 10 Year Futures	9/19/2008	(508)	(57,310,610)	(57,872,312)	(561,702)

Net Unrealized Depreciation					$(1,273,465)

TBA Sale Commitments

Federal Agencies	Face Amount	Value
Federal National Mortgage Association
4.500% (30 Year TBA)	(3,000,000)	$(2,776,406)
5.000% (15 Year TBA)	(4,400,000)	(4,340,873)
5.000% (30 Year TBA)	(15,800,000)	(15,143,320)
5.500% (15 Year TBA)	(15,100,000)	(15,173,084)
5.500% (30 Year TBA)	(16,100,000)	(15,868,564)
6.000% (15 Year TBA)	(3,100,000)	(3,169,750)
6.000% (30 Year TBA)	(14,600,000)	(14,727,750)
Federal Home Loan Mortgage Corp.
5.000% (15 Year TBA)	(1,700,000)	(1,674,633)
5.500% (30 Year TBA)	(9,600,000)	(9,456,000)
6.000% (30 Year TBA)	(3,700,000)	(3,737,000)
Government National Mortgage Association
5.500% (30 Year TBA)	(400,000)	(396,750)
6.500% (30 Year TBA)	(3,500,000)	(3,614,841)

Total TBA Sale Commitments (Proceeds Cost $(90,355,537))		$(90,078,971)

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$967,384,052	$(1,280,057)
Level 2 - Other Significant Observable Inputs	754,635,151	0
Level 3 - Significant Unobservable Inputs	1,247,912	0
Total	$1,723,267,115	$(1,280,057)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments In Securities	Other Financial Instruments*
Balance as of December 31, 2007	$0	$0
Transfers In (Out) of Level 3	1,325,000	0
Accrued discounts/premiums	(20,790)	0
Realized Gain (Loss)	0	0
Change in unrealized appreciation (depreciation)	(56,298)	0
Net Purchases (Sales)	0	0
Balance as of June 30, 2008	$1,247,912	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a) (d)		$1,723,267,115
Cash		873,751
Foreign cash at value (b)		153,354
Receivable for:
Securities sold		294,609,383
Fund shares sold		282,461
Accrued interest and dividends		6,492,249
Foreign taxes		26,122

Total Assets		2,025,704,435
Liabilities
TBA sales commitments at value (c)	90,078,971
Payable for:
Securities purchased	310,743,645
Fund shares redeemed	966,053
Futures variation margin	155,997
Open forward currency contracts—net	6,592
Collateral for securities loaned	41,248,770
Interest (short)	723,036
Accrued expenses:
Management fees	593,484
Service and distribution fees	23,939
Other expenses	339,666

Total Liabilities		444,880,153

Net Assets		$1,580,824,282

Net assets consists of:
Capital paid in		$1,603,396,686
Undistributed net investment income		22,516,132
Accumulated net realized losses		(36,547,483)
Unrealized depreciation on investments, futures contracts and foreign currency		(8,541,053)

Net Assets		$1,580,824,282

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,441,683,871 divided by 89,363,696 shares outstanding)		$16.13

Class B
Net asset value and redemption price per share ($77,010,387 divided by 4,793,566 shares outstanding)		$16.07

Class E
Net asset value and redemption price per share ($62,130,024 divided by 3,857,551 shares outstanding)		$16.11

(a) Identified cost of investments		$1,730,788,196

(b) Identified cost of foreign cash		$153,561

(c) Proceeds of TBA sales commitments		$(90,355,537)

(d)	Includes cash collateral for securities loaned of $41,248,770.

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends		$7,934,502
Interest		18,792,187 (a)

		26,726,689
Expenses
Management fees	$3,693,701
Service and distribution fees—Class B	91,679
Service and distribution fees—Class E	48,890
Directors’ fees and expenses	14,852
Custodian	108,480
Audit and tax services	16,091
Legal	12,393
Printing	263,913
Insurance	11,283
Miscellaneous	11,672

Total Expenses		4,272,954

Net Investment Income		22,453,735

Realized and Unrealized Loss
Realized gain (loss) on:
Investments—net	(32,095,770)
Futures contracts—net	(285,194)
Foreign currency transactions—net	(299,543)
Options—net	56,815	(32,623,692)

Change in unrealized appreciation (depreciation) on:
Investments—net	(131,359,264)
Futures contracts—net	(1,717,606)
Foreign currency transactions—net	145,940
Options—net	(9,098)	(132,940,028)

Net loss		(165,563,720)

Net Decrease in Net Assets From Operations		$(143,109,985)

(a)	Includes income on securities loaned of $217,410.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$22,453,735	$42,441,930
Net realized gain (loss)	(32,623,692)	64,437,134
Change in unrealized depreciation	(132,940,028)	(6,417,080)

Increase (decrease) in net assets from operations	(143,109,985)	100,461,984

From Distributions to Shareholders
Net investment income
Class A	(39,625,297)	(40,533,989)
Class B	(1,690,116)	(1,503,984)
Class E	(1,607,411)	(1,827,170)

	(42,922,824)	(43,865,143)

Net realized gain
Class A	(15,424,612)	0
Class B	(731,543)	0
Class E	(665,928)	0

	(16,822,083)	0

Total distributions	(59,744,907)	(43,865,143)

Increase (decrease) in net assets from capital share transactions	(51,305,169)	22,239,497

Total increase (decrease) in net assets	(254,160,061)	78,836,338

Net Assets
Beginning of the period	1,834,984,343	1,756,148,005

End of the period	$1,580,824,282	$1,834,984,343

Undistributed Net Investment Income
End of the period	$22,516,132	$42,985,221

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	364,180	$6,150,307	15,428,384	$276,471,148
Reinvestments	3,316,260	55,049,909	2,270,812	40,533,989
Redemptions	(7,192,692)	(121,320,419)	(16,923,992)	(303,258,831)

Net increase (decrease)	(3,512,252)	$(60,120,203)	775,204	$13,746,306

Class B
Sales	841,954	$14,046,566	1,483,082	$26,479,747
Reinvestments	146,412	2,421,659	84,589	1,503,984
Redemptions	(349,873)	(5,879,705)	(721,595)	(12,859,245)

Net increase	638,493	$10,588,520	846,076	$15,124,486

Class E
Sales	76,239	$1,303,611	289,023	$5,161,012
Reinvestments	137,113	2,273,339	102,535	1,827,170
Redemptions	(317,599)	(5,350,436)	(761,913)	(13,619,477)

Net decrease	(104,247)	$(1,773,486)	(370,355)	$(6,631,295)

Increase (decrease) derived from capital share transactions		$(51,305,169)		$22,239,497

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$18.18		$17.61	$16.33	$16.11	$15.13	$13.07

Income From Investment Operations
Net investment income	0.46	(a)	0.41 (a)	0.46	0.39	0.32	0.30
Net realized and unrealized gain (loss) of investments	(1.89)		0.62	1.23	0.09	0.95	2.30

Total from investment operations	(1.43)		1.03	1.69	0.48	1.27	2.60

Less Distributions
Distributions from net investment income	(0.45)		(0.46)	(0.41)	(0.26)	(0.29)	(0.54)
Distributions from net realized capital gains	(0.17)		0.00	0.00	0.00	0.00	0.00

Total distributions	(0.62)		(0.46)	(0.41)	(0.26)	(0.29)	(0.54)

Net Asset Value, End of Period	$16.13		$18.18	$17.61	$16.33	$16.11	$15.13

Total Return (%)	(8.0	)(b)	5.9	10.5	3.1	8.5	20.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.50	(c)	0.50	0.52	0.50	0.50	0.51
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		N/A	0.51	0.49	0.49	0.50
Ratio of net investment income to average net assets (%)	2.72	(c)	2.32	2.46	2.22	1.99	2.00
Portfolio turnover rate (%)	510	(c)	372	265	443	232	211
Net assets, end of period (000)	$1,441,684		$1,688,044	$1,622,051	$1,705,344	$1,875,196	$1,922,067

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004(e)
Net Asset Value, Beginning of Period	$18.08		$17.52	$16.25	$16.03	$14.97

Income From Investment Operations
Net investment income	0.42	(a)	0.37 (a)	0.34	0.25	0.11
Net realized and unrealized gain (loss) of investments	(1.86)		0.61	1.30	0.19	0.95

Total from investment operations	(1.44)		0.98	1.64	0.44	1.06

Less Distributions
Distributions from net investment income	(0.40)		(0.42)	(0.37)	(0.22)	0.00
Distributions from net realized capital gains	(0.17)		0.00	0.00	0.00	0.00

Total distributions	(0.57)		(0.42)	(0.37)	(0.22)	0.00

Net Asset Value, End of Period	$16.07		$18.08	$17.52	$16.25	$16.03

Total Return (%)	(8.0	)(b)	5.6	10.3	2.8	7.1	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.75	(c)	0.75	0.77	0.75	0.75	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		N/A	0.76	0.74	0.74	(c)
Ratio of net investment income to average net assets (%)	2.49	(c)	2.07	2.22	2.01	2.27	(c)
Portfolio turnover rate (%)	510	(c)	372	265	443	232
Net assets, end of period (000)	$77,010		$75,109	$57,973	$40,749	$20,413

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Commencement of operations was April 26, 2004 for Class B.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$18.13		$17.57	$16.30	$16.07	$15.11	$13.06

Income From Investment Operations
Net investment income	0.43	(a)	0.39 (a)	0.40	0.33	0.29	0.41
Net realized and unrealized gain (loss) of investments	(1.86)		0.61	1.25	0.13	0.94	2.17

Total from investment operations	(1.43)		1.00	1.65	0.46	1.23	2.58

Less Distributions
Distributions from net investment income	(0.42)		(0.44)	(0.38)	(0.23)	(0.27)	(0.53)
Distributions from net realized capital gains	(0.17)		0.00	0.00	0.00	0.00	0.00

Total distributions	(0.59)		(0.44)	(0.38)	(0.23)	(0.27)	(0.53)

Net Asset Value, End of Period	$16.11		$18.13	$17.57	$16.30	$16.07	$15.11

Total Return (%)	(8.0	)(b)	5.7	10.3	3.0	8.3	20.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.65	(c)	0.65	0.67	0.65	0.65	0.66
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		N/A	0.66	0.64	0.64	0.65
Ratio of net investment income to average net assets (%)	2.57	(c)	2.16	2.31	2.07	1.88	1.80
Portfolio turnover rate (%)	510	(c)	372	265	443	232	211
Net assets, end of period (000)	$62,130		$71,831	$76,124	$80,444	$85,223	$52,609

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Commencement of operations was April 26, 2004 for Class B.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Diversified Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the six months ended June 30, 2008 was $449,812,075.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Credit and Market Risk:

The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Credit Risk:

The Portfolio invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio. At June 30, 2008, the Portfolio held securities of issuers that hold mortgage and asset backed securities and direct investments in mortgage and asset backed securities with an aggregate value of $205,655,930 (representing 13.0% of the Portfolio’s total assets).

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$43,865,143	$43,544,717	$—	$—	$—	$—	$43,865,143	$43,544,717

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$42,862,653	$16,775,633	$120,644,202	$—	$180,282,488

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$3,835,705,465	$506,499,943	$3,868,557,967	$403,371,633

Options Written:

The Portfolio transactions in options written during the six months ended June 30, 2008 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2007	68	$38,848
Options written	34	17,967
Options closed	0	0
Options expired	(102)	(56,815)

Options outstanding June 30, 2008	0	$0

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolio’s average daily net asset levels
$3,693,701	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2008 are footnoted in the Schedule of Investments.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-22

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-23

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the BlackRock Large Cap Value Portfolio returned -10.5%, compared to its benchmark, the Russell 1000 Value Index1, which returned -13.6%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Value Funds Universe2, was -13.7% over the same period.

PORTFOLIO REVIEW

The U.S. economic and financial environment remained troubled during the first half of the year. The economy has done better than might have been expected given the proliferation of negative shocks, but that provides cold comfort. Meanwhile, the credit system remained badly impaired, highlighted by the ongoing freefall in financials sector share prices. Some extreme market moves occurred during the period, with energy stocks rising strongly and bank shares hitting new lows. It is virtually impossible to judge when oil prices will see a meaningful decline, and there has been no sign of an end to the bad news emanating from the housing and banking sectors.

For the six-month period, the Portfolio outperformed relative to its benchmark, the Russell 1000 Value Index. Contributing most notably to performance was an underweight and security selection in the financials sector, as well as an overweight and stock selection in materials stocks. In financials, the Portfolio benefited from an underweight in the commercial banks and diversified financial services industries. Within materials, Portfolio holdings in chemicals were the main drivers of performance, led by Mosaic and FMC.

Our security selection in the healthcare sector detracted from Portfolio performance. The underperformance was largely stock-specific, as three holdings accounted for approximately 90% of the underperformance in the sector. The Portfolio’s underweight in utilities also detracted from performance, led by a zero weighting in the electric utilities sector.

We maintain our two-pronged approach of investing in higher-quality companies with predictable earnings, and in cyclicals with a global emphasis. At the end of the period, the Portfolio’s largest overweights relative to the benchmark were in information technology, healthcare and energy, and the most notable underweights were in financials, consumer staples and utilities.

* The views expressed above are those of the subadvisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-1

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 1000 VALUE INDEX

Average Annual Returns as of June 30, 2008

	BlackRock Large Cap Value Portfolio			Russell 1000 Value Index
	Class A	Class B	Class E
6 Months	-10.5%	-10.6%	-10.6%	-13.6%
1 Year	-14.3	-14.4	-14.4	-18.8
5 Year	9.5	9.2	9.3	8.9
Since Inception	6.1	9.5	6.0	6.1

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/02, 7/30/02, 5/1/02 respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2008

Top Holdings

% of Total Net Assets
Exxon Mobil Corp.	7.1%
Chevron Corp.	4.3%
ConocoPhillips	3.5%
Pfizer, Inc.	2.9%
Johnson & Johnson	2.8%
General Electric Co.	2.3%
JPMorgan Chase & Co.	2.0%
Devon Energy Corp.	2.0%
Apache Corp.	1.8%
Occidental Petroleum Corp.	1.6%

Top Sectors

% of Total Market Value
Energy	28.3%
Financials	15.0%
Health Care	14.8%
Information Technology	11.5%
Industrials	11.4%
Consumer Discretionary	6.1%
Materials	5.9%
Consumer Staples	3.3%
Telecommunication Services	2.1%
Utilities	1.5%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
BlackRock Large Cap Value—Class A	Actual	0.71%	$1,000.00	$894.60	$3.34
	Hypothetical	0.71%	$1,000.00	$1,021.29	$3.57

BlackRock Large Cap Value—Class B	Actual	0.96%	$1,000.00	$893.90	$4.52
	Hypothetical	0.96%	$1,000.00	$1,020.03	$4.82

BlackRock Large Cap Value—Class E	Actual	0.86%	$1,000.00	$894.30	$4.05
	Hypothetical	0.86%	$1,000.00	$1,020.53	$4.32

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—100.0% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—4.7%
General Dynamics Corp. (a)	115,000	$9,683,000
L-3 Communications Holdings, Inc. (a)	36,000	3,271,320
Lockheed Martin Corp. (a)	13,100	1,292,446
Northrop Grumman Corp.	110,000	7,359,000
Raytheon Co.	66,400	3,736,992
United Technologies Corp.	116,000	7,157,200

		32,499,958

Auto Components—0.1%
Autoliv, Inc. (a)	8,000	372,960

Biotechnology—2.4%
Amgen, Inc. (b)	202,000	9,526,320
Biogen Idec, Inc. (b)	120,000	6,706,800

		16,233,120

Chemicals—2.5%
FMC Corp. (a)	75,000	5,808,000
The Dow Chemical Co. (a)	85,000	2,967,350
The Lubrizol Corp.	37,000	1,714,210
The Mosaic Co. (b)	46,000	6,656,200

		17,145,760

Commercial Services & Supplies—1.2%
Republic Services, Inc. (a)	103,000	3,059,100
Steelcase, Inc.	77,800	780,334
Waste Management, Inc.	115,000	4,336,650

		8,176,084

Communications Equipment—0.8%
Juniper Networks, Inc. (a) (b)	247,000	5,478,460

Computers & Peripherals—3.6%
Hewlett-Packard Co.	115,000	5,084,150
International Business Machines Corp.	57,000	6,756,210
Lexmark International, Inc. (Class A) (a) (b)	14,000	468,020
QLogic Corp. (b)	263,000	3,837,170
Seagate Technology (a) (b)	26,000	497,380
Sun Microsystems, Inc. (a) (b)	80,000	870,400
Western Digital Corp. (b)	208,000	7,182,240

		24,695,570

Consumer Finance—1.2%
Capital One Financial Corp. (a)	219,000	8,324,190

Containers & Packaging—0.1%
Owens-Illinois, Inc. (b)	9,000	375,210

Diversified Financial Services—2.6%
JPMorgan Chase & Co. (a)	400,000	13,724,000
The NASDAQ OMX Group, Inc. (a) (b)	153,000	4,062,150

		17,786,150

Security Description	Shares	Value*

Diversified Telecommunication Services—2.0%
AT&T, Inc.	237,000	$7,984,530
CenturyTel, Inc.	106,000	3,772,540
Qwest Communications International, Inc. (a)	576,000	2,263,680

		14,020,750

Electronic Equipment & Instruments—0.3%
Ingram Micro, Inc.	93,000	1,650,750
Tech Data Corp. (b)	14,000	474,460

		2,125,210

Energy Equipment & Services—1.9%
ENSCO International, Inc. (a)	89,000	7,185,860
Tidewater, Inc. (a)	87,000	5,657,610

		12,843,470

Food & Staples Retailing—3.3%
BJ’s Wholesale Club, Inc. (a) (b)	151,000	5,843,700
The Kroger Co.	244,000	7,044,280
Wal-Mart Stores, Inc.	169,000	9,497,800

		22,385,780

Gas Utilities—0.4%
National Fuel Gas Co. (a)	51,000	3,033,480

Health Care Providers & Services—4.2%
Aetna, Inc.	107,300	4,348,869
AmerisourceBergen Corp.	106,900	4,274,931
McKesson Corp. (a)	127,000	7,100,570
Medco Health Solutions, Inc. (b)	122,000	5,758,400
WellPoint, Inc. (b)	156,000	7,434,960

		28,917,730

Hotels, Restaurants & Leisure—1.1%
McDonald’s Corp.	132,000	7,421,040

Household Durables—0.1%
NVR, Inc. (a) (b)	1,000	500,080

Independent Power Producers & Energy Traders—1.0%
NRG Energy, Inc. (a) (b)	166,000	7,121,400

Industrial Conglomerates—2.3%
General Electric Co.	578,000	15,426,820

Insurance—10.5%
ACE, Ltd. (a)	160,000	8,814,400
Alleghany Corp. (a) (b)	1,000	332,050
American Financial Group, Inc.	68,000	1,819,000
Arch Capital Group, Ltd. (b)	13,000	862,160
Cincinnati Financial Corp. (a)	226,000	5,740,400
Everest Re Group, Ltd.	5,000	398,550
HCC Insurance Holdings, Inc. (a)	238,000	5,031,320
PartnerRe, Ltd.	7,000	483,910

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Insurance—(Continued)
RenaissanceRe Holdings, Ltd.	9,000	$402,030
The Allstate Corp.	209,000	9,528,310
The Chubb Corp. (a)	177,000	8,674,770
The Progressive Corp.	160,000	2,995,200
The Travelers Cos., Inc.	216,000	9,374,400
Torchmark Corp. (a)	125,000	7,331,250
Transatlantic Holdings, Inc.	23,500	1,327,045
UnumProvident Corp.	363,000	7,423,350
W.R. Berkley Corp. (a)	53,450	1,291,352

		71,829,497

Internet & Catalog Retail—0.7%
Expedia, Inc. (b)	266,000	4,889,080

IT Services—0.4%
Affiliated Computer Services, Inc. (Class A) (a) (b)	9,000	481,410
Electronic Data Systems Corp. (a)	66,700	1,643,488
Hewitt Associates, Inc. (b)	11,000	421,630

		2,546,528

Leisure Equipment & Products—0.3%
Hasbro, Inc.	63,000	2,250,360

Life Sciences Tools & Services—0.1%
Invitrogen Corp. (a) (b)	10,000	392,600

Machinery—2.1%
AGCO Corp.	105,000	5,503,050
Deere & Co. (a)	96,000	6,924,480
Dover Corp.	10,000	483,700
Gardner Denver, Inc. (b)	10,000	568,000
Parker-Hannifin Corp.	7,000	499,240
Pentair, Inc. (a)	6,000	210,120

		14,188,590

Media—1.5%
The Walt Disney Co.	335,000	10,452,000

Metals & Mining—2.8%
Carpenter Technology Corp. (a)	60,000	2,619,000
Nucor Corp. (a)	121,000	9,035,070
Reliance Steel & Aluminum Co. (a)	99,000	7,631,910

		19,285,980

Office Electronics—0.2%
Xerox Corp. (a)	105,100	1,425,156

Oil, Gas & Consumable Fuels—26.5%
Anadarko Petroleum Corp. (a)	144,000	10,776,960
Apache Corp.	91,000	12,649,000
Chevron Corp.	297,000	29,441,610
ConocoPhillips	250,000	23,597,500
Devon Energy Corp. (a)	111,000	13,337,760
Exxon Mobil Corp.	553,000	48,735,890

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Hess Corp. (a)	54,000	$6,814,260
Marathon Oil Corp.	175,000	9,077,250
Noble Energy, Inc.	94,000	9,452,640
Occidental Petroleum Corp.	123,000	11,052,780
Sunoco, Inc. (a)	68,000	2,766,920
Valero Energy Corp.	89,000	3,665,020

		181,367,590

Paper & Forest Products—0.5%
International Paper Co. (a)	157,000	3,658,100

Pharmaceuticals—8.2%
Eli Lilly & Co.	164,000	7,570,240
Johnson & Johnson	298,000	19,173,320
King Pharmaceuticals, Inc. (b)	77,900	815,613
Merck & Co., Inc.	225,000	8,480,250
Pfizer, Inc.	1,139,000	19,898,330

		55,937,753

Road & Rail—1.1%
CSX Corp. (a)	110,000	6,909,100
Ryder System, Inc.	7,000	482,160

		7,391,260

Semiconductors & Semiconductor Equipment—3.9%
Integrated Device Technology, Inc. (b)	215,000	2,137,100
Intel Corp.	400,000	8,592,000
Intersil Corp. (a)	231,000	5,617,920
KLA-Tencor Corp. (a)	173,000	7,042,830
Novellus Systems, Inc. (a) (b)	143,000	3,030,170

		26,420,020

Software—2.3%
CA, Inc. (a)	47,000	1,085,230
Compuware Corp. (a) (b)	58,000	553,320
McAfee, Inc. (a) (b)	126,600	4,308,198
Symantec Corp. (b)	442,000	8,552,700
Synopsys, Inc. (b)	57,400	1,372,434

		15,871,882

Specialty Retail—2.3%
Barnes & Noble, Inc. (a)	106,000	2,633,040
Penske Auto Group, Inc. (a)	77,000	1,134,980
RadioShack Corp. (a)	334,000	4,098,180
The Gap, Inc. (a)	459,000	7,651,530

		15,517,730

Thrifts & Mortgage Finance—0.8%
Hudson City Bancorp, Inc. (a)	343,000	5,721,240

Total Common Stock (Identified Cost $715,449,822)		684,028,588

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Short Term Investments—18.4%

Security Description	Shares/ Face Amount	Value*

Mutual Funds—18.2%
State Street Navigator Securities Lending Prime Portfolio (c)	124,285,577	$124,285,577

Repurchase Agreement—0.2%
State Street Repurchase Agreement dated 06/30/08 at 0.700% to be repurchased at $1,598,031 on 07/01/08, collateralized by $1,545,000 Federal Home Loan Mortgage Corp. 5.000% due 07/15/14 with a value of $1,629,975.	$1,598,000	1,598,000

Total Short Term Investments (Identified Cost $125,883,577)		125,883,577

Total Investments—118.4% (Identified Cost $841,333,399) (d)		809,912,165
Liabilities in excess of other assets		(125,885,433)

Total Net Assets—100%		$684,026,732

(a)	A portion or all of the security was held on loan. As of June 30, 2008, the market value of securities loaned was $120,953,313 and the collateral received consisted of cash in the amount of $124,285,577. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $841,333,399 and the composition of unrealized appreciation and depreciation of investment securities was $ 45,960,419 and $(77,381,653), respectively.

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$801,657,965	$0
Level 2 - Other Significant Observable Inputs	8,254,200	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$809,912,165	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a) (b)		$809,912,165
Cash		12
Receivable for:
Securities sold		30,569,318
Fund shares sold		246,858
Accrued interest and dividends		823,332

Total Assets		841,551,685
Liabilities
Payable for:
Securities purchased	$31,968,519
Fund shares redeemed	745,649
Collateral for securities loaned	124,285,577
Accrued expenses:
Management fees	386,518
Service and distribution fees	47,546
Other expenses	91,144

Total Liabilities		157,524,953

Net Assets		$684,026,732

Net assets consists of:
Capital paid in		$742,165,206
Undistributed net investment income		3,403,922
Accumulated net realized losses		(30,121,162)
Unrealized depreciation on investments		(31,421,234)

Net Assets		$684,026,732

Computation of offering price:
Class A
Net asset value and redemption price per share ($424,557,605 divided by 35,670,790 shares outstanding)		$11.90

Class B
Net asset value and redemption price per share ($170,603,712 divided by 14,387,998 shares outstanding)		$11.86

Class E
Net asset value and redemption price per share ($88,865,415 divided by 7,480,610 shares outstanding)		$11.88

(a) Identified cost of investments		$841,333,399

(b)	Includes cash collateral for securities loaned of $124,285,577.

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends		$5,926,240
Interest		33,689 (a)

		5,959,929
Expenses
Management fees	$2,127,383
Service and distribution fees—Class B	196,735
Service and distribution fees—Class E	71,643
Directors’ fees and expenses	14,852
Custodian	30,063
Audit and tax services	17,781
Legal	4,777
Printing	59,693
Insurance	3,132
Miscellaneous	3,883

Total Expenses		2,529,942

Net Investment Income		3,429,987

Realized and Unrealized Loss
Realized loss on:
Investments—net		(23,021,663)
Change in unrealized depreciation on:
Investments—net		(54,686,293)

Net loss		(77,707,956)

Net Decrease in Net Assets From Operations		$(74,277,969)

(a)	Includes income on securities loaned of $17,505.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$3,429,987	$4,378,141
Net realized gain (loss)	(23,021,663)	3,307,732
Change in unrealized depreciation	(54,686,293)	(4,793,424)

Increase (decrease) in net assets from operations	(74,277,969)	2,892,449

From Distributions to Shareholders
Net investment income
Class A	(2,961,716)	(518,185)
Class B	(766,021)	(1,134,029)
Class E	(589,033)	(1,065,888)

	(4,316,770)	(2,718,102)

Net realized gain
Class A	(5,743,934)	(1,970,563)
Class B	(2,262,707)	(5,371,717)
Class E	(1,449,927)	(4,641,772)

	(9,456,568)	(11,984,052)

Total distributions	(13,773,338)	(14,702,154)

Increase in net assets from capital share transactions	125,441,580	389,343,171

Total increase in net assets	37,390,273	377,533,466

Net Assets
Beginning of the period	646,636,459	269,102,993

End of the period	$684,026,732	$646,636,459

Undistributed Net Investment Income
End of the period	$3,403,922	$4,290,705

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	8,814,333	$110,979,178	25,075,646	$347,828,727
Reinvestments	692,023	8,705,650	179,305	2,488,748
Redemptions	(1,076,008)	(13,510,390)	(1,502,776)	(20,751,708)

Net increase	8,430,348	$106,174,438	23,752,175	$329,565,767

Class B
Sales	3,432,505	$42,983,416	5,888,414	$81,721,981
Reinvestments	241,525	3,028,728	470,408	6,505,746
Redemptions	(1,421,019)	(17,684,888)	(2,299,463)	(31,784,678)

Net increase	2,253,011	$28,327,256	4,059,359	$56,443,049

Class E
Sales	529,495	$6,588,152	3,380,179	$47,119,568
Reinvestments	162,338	2,038,960	412,105	5,707,660
Redemptions	(1,416,152)	(17,687,226)	(3,569,274)	(49,492,873)

Net increase (decrease)	(724,319)	$(9,060,114)	223,010	$3,334,355

Increase derived from capital share transactions		$125,441,580		$389,343,171

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$13.61		$13.81	$12.56	$12.11	$10.67	$7.95

Income From Investment Operations
Net investment income	0.15	(a)	0.15 (a)	0.20	0.19	0.15	0.11
Net realized and unrealized gain (loss) of investments	(1.57)		0.33	2.10	0.51	1.29	2.71

Total from investment operations	(1.42)		0.48	2.30	0.70	1.44	2.82

Less Distributions
Distributions from net investment income	(0.10)		(0.14)	(0.18)	(0.12)	0.00	(0.10)
Distributions from net realized capital gains	(0.19)		(0.54)	(0.87)	(0.13)	0.00	0.00

Total distributions	(0.29)		(0.68)	(1.05)	(0.25)	0.00	(0.10)

Net Asset Value, End of Period	$11.90		$13.61	$13.81	$12.56	$12.11	$10.67

Total Return (%)	(10.5	)(b)	3.4	19.3	6.0	13.4	35.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.71	(c)	0.74	0.84	0.85	0.93	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		N/A	0.82	0.83	0.89	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		N/A	N/A	N/A	N/A	1.05
Ratio of net investment income to average net assets (%)	1.17	(c)	1.10	1.69	1.59	1.31	1.28
Portfolio turnover rate (%)	68	(c)	66	96	109	31	51
Net assets, end of period (000)	$424,558		$370,865	$48,176	$38,850	$37,259	$33,113

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$13.55		$13.75	$12.50	$12.07	$10.66	$7.95

Income From Investment Operations
Net investment income	0.11	(a)	0.11 (a)	0.14	0.13	0.08	0.04
Net realized and unrealized gain (loss) of investments	(1.54)		0.34	2.13	0.53	1.33	2.76

Total from investment operations	(1.43)		0.45	2.27	0.66	1.41	2.80

Less Distributions
Distributions from net investment income	(0.07)		(0.11)	(0.15)	(0.10)	0.00	(0.09)
Distributions from net realized capital gains	(0.19)		(0.54)	(0.87)	(0.13)	0.00	0.00

Total distributions	(0.26)		(0.65)	(1.02)	(0.23)	0.00	(0.09)

Net Asset Value, End of Period	$11.86		$13.55	$13.75	$12.50	$12.07	$10.66

Total Return (%)	(10.6	)(b)	3.1	19.1	5.6	13.2	35.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.96	(c)	0.99	1.09	1.10	1.18	1.19
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		N/A	1.07	1.08	1.14	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		N/A	N/A	N/A	N/A	1.30
Ratio of net investment income to average net assets (%)	0.92	(c)	0.78	1.46	1.38	1.46	1.02
Portfolio turnover rate (%)	68	(c)	66	96	109	31	51
Net assets, end of period (000)	$170,604		$164,376	$111,007	$36,725	$15,880	$61

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$13.58		$13.77	$12.52	$12.08	$10.66	$7.95

Income From Investment Operations
Net investment income	0.12	(a)	0.12 (a)	0.14	0.18	0.12	0.08
Net realized and unrealized gain (loss) of investments	(1.55)		0.35	2.14	0.49	1.30	2.72

Total from investment operations	(1.43)		0.47	2.28	0.67	1.42	2.80

Less Distributions
Distributions from net investment income	(0.08)		(0.12)	(0.16)	(0.10)	0.00	(0.09)
Distributions from net realized capital gains	(0.19)		(0.54)	(0.87)	(0.13)	0.00	0.00

Total distributions	(0.27)		(0.66)	(1.03)	(0.23)	0.00	(0.09)

Net Asset Value, End of Period	$11.88		$13.58	$13.77	$12.52	$12.08	$10.66

Total Return (%)	(10.6	)(b)	3.3	19.2	5.7	13.3	35.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.86	(c)	0.89	0.99	1.00	1.08	1.09
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		N/A	0.97	0.98	1.04	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		N/A	N/A	N/A	N/A	1.20
Ratio of net investment income to average net assets (%)	0.98	(c)	0.87	1.55	1.44	1.21	1.14
Portfolio turnover rate (%)	68	(c)	66	96	109	31	51
Net assets, end of period (000)	$88,865		$111,396	$109,920	$58,269	$59,449	$29,051

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Large Cap Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$3,228,534	$2,142,668	$11,473,620	$9,252,358	$—	$—	$14,702,154	$11,395,026

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$4,290,705	$9,425,592	$22,469,988	$—	$36,186,285

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$334,606,458	$0	$217,989,188

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolio’s average daily net asset levels
$2,127,383	0.700%	Of the first $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2008 are footnoted in the Schedule of Investments.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-15

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the BlackRock Legacy Large Cap Growth Portfolio returned -4.9%, compared to its benchmark, the Russell 1000 Growth Index1, which returned -9.1%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe2, was -10.1% over the same period.

PORTFOLIO REVIEW

The Portfolio continues to be managed with a bottom-up investment style. As such, all stock selection decisions made during the period resulted from stock-specific developments and were not made in reaction to, or in anticipation of, broad economic and market conditions.

Surging energy and food prices, fear of recession and continued dislocations in the financials sector have produced a very challenging environment for equities thus far in 2008. A 45% increase in oil prices, combined with a 75% jump in natural gas prices, has created a positive backdrop for energy stocks, while creating major headwinds for the U.S. consumer and other segments of the global economy. The Russell 1000 Growth Index registered a negative return but significantly outperformed the Russell 1000 Value Index, in large part due to the lower weighting in financials for the Russell 1000 Growth.

BlackRock Legacy Large Cap Growth Portfolio also declined during the first half of 2008, but it significantly outperformed the decline posted by the benchmark Russell 1000 Growth Index. Stock selection accounted for the majority of the Portfolio’s outperformance versus the benchmark, with the strongest relative results being posted in the energy, healthcare, and information technology sectors. Sector positioning also added value, as the Portfolio held underweights in the poor-performing consumer discretionary and financials sectors.

The energy sector delivered many headlines during the quarter with crude oil rising sharply and flirting with $150/barrel. The Portfolio’s investments in energy producers, particularly coal miners Consol Energy and Massey Energy, have delivered excellent returns in 2008. In healthcare, strength in pharmaceuticals and biotechnology powered absolute and relative returns. The information technology sector also featured several top performers. Activision and Salesforce.com drove success in the software industry, while Qualcomm, a top Portfolio holding, boosted results in communications equipment, with its 13% rise amid the hostile market environment. Stock selection in consumer discretionary accounted for the Portfolio’s only relative underperformance during the six-month period.

During the six-month period, the Portfolio’s allocation to energy rose as a result of market appreciation and the addition of Massey Energy and Cameron International. As a result of the annual reconstitution of the Russell 1000 Growth Index, the Portfolio’s underweight in information technology increased, while its relative underweight in consumer discretionary narrowed. At period-end, the Portfolio held significant overweights in the healthcare, telecommunication services and consumer staples sectors, while maintaining underweights in information technology and consumer discretionary.

* The views expressed above are those of the subadvisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-1

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 1000 GROWTH INDEX

Average Annual Returns as of June 30, 2008

	BlackRock Legacy Large Cap Growth Portfolio			Russell 1000 Growth Index
	Class A	Class B	Class E
6 Months	-4.9%	-5.0%	-4.9%	-9.1%
1 Year	3.2	2.9	3.0	-6.0
5 Year	9.7	9.4	9.5	7.3
10 Year	4.0	—	—	1.0
Since Inception	—	9.5	1.0	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02, 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2008

Top Holdings

% of Total Net Assets
Schlumberger, Ltd.	4.7%
QUALCOMM, Inc.	4.5%
Wal-Mart Stores, Inc.	3.8%
The Coca-Cola Co.	3.3%
Adobe Systems, Inc.	2.8%
Apple, Inc.	2.7%
Philip Morris International, Inc.	2.7%
Danaher Corp.	2.6%
Google, Inc.	2.5%
Thermo Fisher Scientific, Inc.	2.3%

Top Sectors

% of Total Market Value
Information Technology	24.4%
Health Care	18.5%
Consumer Staples	14.0%
Energy	12.1%
Industrials	11.6%
Consumer Discretionary	5.7%
Materials	5.2%
Financials	3.1%
Telecommunication Services	3.0%
Utilities	1.7%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
BlackRock Legacy Large Cap Growth—Class A	Actual	0.79%	$1,000.00	$951.50	$3.83
	Hypothetical	0.79%	$1,000.00	$1,020.88	$3.97

BlackRock Legacy Large Cap Growth—Class B	Actual	1.04%	$1,000.00	$950.20	$5.04
	Hypothetical	1.04%	$1,000.00	$1,019.62	$5.22

BlackRock Legacy Large Cap Growth—Class E	Actual	0.94%	$1,000.00	$950.80	$4.56
	Hypothetical	0.94%	$1,000.00	$1,020.13	$4.72

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—99.6% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.7%
Honeywell International, Inc.	155,023	$7,794,556
Northrop Grumman Corp.	76,000	5,084,400

		12,878,956

Air Freight & Logistics—1.1%
Expeditors International of Washington, Inc. (a)	117,885	5,069,055

Auto Components—0.8%
BorgWarner, Inc.	84,400	3,745,672

Beverages—4.1%
PepsiCo, Inc.	63,200	4,018,888
The Coca-Cola Co.	297,300	15,453,654

		19,472,542

Biotechnology—6.1%
Celgene Corp. (b)	122,900	7,849,623
Genentech, Inc. (b)	83,100	6,307,290
Genzyme Corp. (b)	74,000	5,329,480
Gilead Sciences, Inc. (b)	174,500	9,239,775

		28,726,168

Capital Markets—1.8%
Janus Capital Group, Inc. (a)	328,002	8,682,213

Chemicals—1.6%
Monsanto Co.	57,992	7,332,509

Commercial Services & Supplies—1.1%
Waste Management, Inc.	131,900	4,973,949

Communications Equipment—8.7%
Cisco Systems, Inc. (b)	460,297	10,706,508
Corning, Inc. (b)	270,883	6,243,853
QUALCOMM, Inc.	479,348	21,268,671
Research In Motion, Ltd. (b)	22,140	2,588,166

		40,807,198

Computers & Peripherals—2.7%
Apple, Inc. (b)	75,317	12,611,079

Construction & Engineering—0.7%
Fluor Corp.	16,900	3,144,752

Diversified Financial Services—1.3%
JPMorgan Chase & Co.	82,900	2,844,299
NYSE Euronext (a)	62,300	3,156,118

		6,000,417

Diversified Telecommunication Services—0.9%
AT&T, Inc.	125,092	4,214,349

Electric Utilities—1.7%
Exelon Corp.	86,795	7,808,078

Security Description	Shares	Value*

Energy Equipment & Services—7.5%
Cameron International Corp. (b)	176,400	$9,763,740
Schlumberger, Ltd.	202,793	21,786,052
Transocean, Inc. (b)	22,963	3,499,332

		35,049,124

Food & Staples Retailing—4.1%
CVS Caremark Corp.	35,800	1,416,606
Wal-Mart Stores, Inc.	313,056	17,593,747

		19,010,353

Health Care Equipment & Supplies—1.6%
C.R. Bard, Inc.	48,100	4,230,395
Dentsply International, Inc.	89,200	3,282,560

		7,512,955

Health Care Providers & Services—2.9%
Henry Schein, Inc. (a) (b)	112,300	5,791,311
Medco Health Solutions, Inc. (b)	166,940	7,879,568

		13,670,879

Hotels, Restaurants & Leisure—1.0%
McDonald’s Corp.	80,100	4,503,222

Household Products—1.6%
Procter & Gamble Co.	127,500	7,753,275

Internet & Catalog Retail—1.1%
Amazon.com, Inc. (a) (b)	72,572	5,321,705

Internet Software & Services—2.5%
Google, Inc. (b)	22,655	11,926,045

Life Sciences Tools & Services—2.3%
Thermo Fisher Scientific, Inc. (b)	193,700	10,794,901

Machinery—6.1%
Cummins, Inc.	119,100	7,803,432
Danaher Corp.	158,700	12,267,510
Joy Global, Inc.	110,000	8,341,300

		28,412,242

Metals & Mining—3.6%
Agnico-Eagle Mines, Ltd.	103,600	7,704,732
Freeport-McMoRan Copper & Gold, Inc.	78,225	9,167,188

		16,871,920

Multiline Retail—1.8%
Kohl’s Corp. (b)	125,522	5,025,901
Nordstrom, Inc. (a)	116,315	3,524,344

		8,550,245

Oil, Gas & Consumable Fuels—4.6%
Consol Energy, Inc.	64,253	7,220,110
EOG Resources, Inc.	41,950	5,503,840

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Massey Energy Co.	54,359	$5,096,156
Petroleo Brasileiro S.A. (ADR)	54,700	3,874,401

		21,694,507

Personal Products—1.5%
Avon Products, Inc.	192,900	6,948,258

Pharmaceuticals—5.7%
Abbott Laboratories	172,200	9,121,434
Elan Corp., Plc. (ADR) (b)	199,900	7,106,445
Johnson & Johnson	161,400	10,384,476

		26,612,355

Semiconductors & Semiconductor Equipment—2.2%
Broadcom Corp. (b)	145,700	3,976,153
PMC-Sierra, Inc. (a) (b)	825,900	6,318,135

		10,294,288

Software—8.4%
Activision, Inc. (b)	308,700	10,517,409
Adobe Systems, Inc. (b)	336,187	13,242,406
Microsoft Corp.	292,141	8,036,799
Salesforce.com, Inc. (a) (b)	109,520	7,472,549

		39,269,163

Specialty Retail—1.0%
Ross Stores, Inc. (a)	127,561	4,530,967

Security Description	Shares	Value*

Tobacco—2.7%
Philip Morris International, Inc.	252,180	$12,455,170

Wireless Telecommunication Services—2.1%
American Tower Corp. (Class A) (b)	232,698	9,831,491

Total Common Stock (Identified Cost $435,410,113)		466,480,002

Short Term Investments—4.1%
Security Description	Face Amount/Shares	Value*

Discount Notes—0.4%
Federal National Mortgage Association 2.490%, 07/28/08	$1,900,000	1,896,936

Mutual Funds—3.7%
State Street Navigator Securities Lending Prime Portfolio (c)	17,226,084	17,226,084

Total Short Term Investments (Identified Cost $19,123,020)		19,123,020

Total Investments—103.7% (Identified Cost $454,533,133) (d)		485,603,022
Liabilities in excess of other assets		(17,246,659)

Total Net Assets—100%		$468,356,363

(a)	A portion or all of the security was held on loan. As of June 30, 2008, the market value of securities loaned was $21,790,463 and the collateral received consisted of cash in the amount of $17,226,084 and non-cash collateral with a value of $5,380,463. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $454,533,133 and the composition of unrealized appreciation and depreciation of investment securities was $51,355,313 and $(20,285,424), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$483,706,086	$0
Level 2 - Other Significant Observable Inputs	1,896,936	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$485,603,022	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a) (b)		$485,603,022
Cash		67,014
Receivable for:
Securities sold		5,081,425
Fund shares sold		42,997
Accrued interest and dividends		302,519
Foreign taxes		13,331

Total Assets		491,110,308
Liabilities
Payable for:
Securities purchased	$3,878,837
Fund shares redeemed	1,205,458
Collateral for securities loaned	17,226,084
Accrued expenses:
Management fees	291,506
Service and distribution fees	22,725
Deferred directors’ fees	22,168
Other expenses	107,167

Total Liabilities		22,753,945

Net Assets		$468,356,363

Net assets consists of:
Capital paid in		$534,151,600
Undistributed net investment income		610,768
Accumulated net realized losses		(97,475,894)
Unrealized appreciation on investments		31,069,889

Net Assets		$468,356,363

Computation of offering price:
Class A
Net asset value and redemption price per share ($342,584,468 divided by 13,516,932 shares outstanding)		$25.34

Class B
Net asset value and redemption price per share ($79,517,643 divided by 3,189,281 shares outstanding)		$24.93

Class E
Net asset value and redemption price per share ($46,254,252 divided by 1,840,396 shares outstanding)		$25.13

(a) Identified cost of investments		$454,533,133

(b)	Includes cash collateral for securities loaned of $17,226,084.

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends		$2,544,950 (a)
Interest		188,980 (b)

		2,733,930
Expenses
Management fees	$1,719,248
Service and distribution fees—Class B	95,701
Service and distribution fees—Class E	35,271
Directors’ fees and expenses	13,722
Custodian	24,747
Audit and tax services	17,781
Legal	3,401
Printing	77,771
Insurance	2,906
Miscellaneous	4,645

Total Expenses	1,995,193
Expense reductions	(53,418)	1,941,775

Net Investment Income		792,155

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net		14,325,571
Change in unrealized depreciation on:
Investments—net		(40,063,391)

Net loss		(25,737,820)

Net Decrease in Net Assets From Operations		$(24,945,665)

(a)	Net of foreign taxes of $773.
(b)	Includes income on securities loaned of $120,896.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$792,155	$1,631,916
Net realized gain	14,325,571	67,216,679
Change in unrealized appreciation (depreciation)	(40,063,391)	14,975,300

Increase (decrease) in net assets from operations	(24,945,665)	83,823,895

From Distributions to Shareholders
Net investment income
Class A	(1,410,497)	(800,699)
Class B	(137,200)	0
Class E	(124,635)	(29,877)

Total distributions	(1,672,332)	(830,576)

Decrease in net assets from capital share transactions	(17,598,293)	(58,806,350)

Total increase (decrease) in net assets	(44,216,290)	24,186,969

Net Assets
Beginning of the period	512,572,653	488,385,684

End of the period	$468,356,363	$512,572,653

Undistributed Net Investment Income
End of the period	$610,768	$1,490,945

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	684,130	$17,352,808	2,849,706	$69,031,420
Reinvestments	55,379	1,410,497	33,685	800,699
Redemptions	(1,831,911)	(46,154,024)	(6,056,174)	(147,825,954)

Net decrease	(1,092,402)	$(27,390,719)	(3,172,783)	$(77,993,835)

Class B
Sales	848,626	$20,781,757	1,506,472	$37,679,464
Reinvestments	5,475	137,200	0	0
Redemptions	(398,621)	(9,960,840)	(725,368)	(17,341,934)

Net increase	455,480	$10,958,117	781,104	$20,337,530

Class E
Sales	235,575	$5,866,328	639,544	$16,008,631
Reinvestments	4,934	124,635	1,267	29,877
Redemptions	(288,715)	(7,156,654)	(703,392)	(17,188,553)

Net decrease	(48,206)	$(1,165,691)	(62,581)	$(1,150,045)

Decrease derived from capital share transactions		$(17,598,293)		$(58,806,350)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$26.74		$22.57	$21.70	$20.37	$18.72	$13.86

Income From Investment Operations
Net investment income	0.10	(a)	0.09 (a)	0.06	0.04	0.08	0.00
Net realized and unrealized gain (loss) of investments	(1.40)		4.13	0.84	1.37	1.57	4.87

Total from investment operations	(1.30)		4.22	0.90	1.41	1.65	4.87

Less Distributions
Distributions from net investment income	(0.10)		(0.05)	(0.03)	(0.08)	0.00	(0.01)

Total distributions	(0.10)		(0.05)	(0.03)	(0.08)	0.00	(0.01)

Net Asset Value, End of Period	$25.34		$26.74	$22.57	$21.70	$20.37	$18.72

Total Return (%)	(4.9	)(b)	18.7	4.1	7.0	8.8	35.2
Ratio of operating expenses to average net assets before expense reductions (%)	0.79	(c)	0.79	0.81	0.80	0.80	0.82
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.77	(c)	0.76	0.76	0.76	0.76	0.80
Ratio of net investment income to average net assets (%)	0.39	(c)	0.37	0.24	0.15	0.39	0.00
Portfolio turnover rate (%)	76	(c)	99	104	76	190	167
Net assets, end of period (000)	$342,584		$390,686	$401,398	$468,532	$510,771	$539,840

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$26.28		$22.19		$21.36	$20.04	$18.46	$13.65

Income From Investment Operations
Net investment income (loss)	0.03	(a)	0.03	(a)	0.00	(0.03)	0.07	0.00
Net realized and unrealized gain (loss) of investments	(1.34)		4.06		0.83	1.38	1.51	4.81

Total from investment operations	(1.31)		4.09		0.83	1.35	1.58	4.81

Less Distributions
Distributions from net investment income	(0.04)		0.00		0.00	(0.03)	0.00	0.00

Total distributions	(0.04)		0.00		0.00	(0.03)	0.00	0.00

Net Asset Value, End of Period	$24.93		$26.28		$22.19	$21.36	$20.04	$18.46

Total Return (%)	(5.0	)(b)	18.4		3.9	6.8	8.6	35.2
Ratio of operating expenses to average net assets before expense reductions (%)	1.04	(c)	1.04		1.06	1.05	1.05	1.07
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.02	(c)	1.01		1.01	1.01	1.01	1.05
Ratio of net investment income (loss) to average net assets (%)	0.14	(c)	0.12		0.00	(0.10)	0.59	(0.04)
Portfolio turnover rate (%)	76	(c)	99		104	76	190	167
Net assets, end of period (000)	$79,518		$71,838		$43,334	$36,798	$28,818	$89

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$26.50		$22.37	$21.51	$20.19	$18.59	$13.78

Income From Investment Operations
Net investment income (loss)	0.06	(a)	0.05 (a)	0.02	0.00	0.06	(0.02)
Net realized and unrealized gain (loss) of investments	(1.36)		4.10	0.84	1.38	1.54	4.83

Total from investment operations	(1.30)		4.15	0.86	1.38	1.60	4.81

Less Distributions
Distributions from net investment income	(0.07)		(0.02)	0.00	(0.06)	0.00	0.00

Total distributions	(0.07)		(0.02)	0.00	(0.06)	0.00	0.00

Net Asset Value, End of Period	$25.13		$26.50	$22.37	$21.51	$20.19	$18.59

Total Return (%)	(4.9	)(b)	18.5	4.0	6.9	8.6	34.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.94	(c)	0.94	0.96	0.95	0.95	0.97
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.92	(c)	0.91	0.91	0.91	0.91	0.95
Ratio of net investment income (loss) to average net assets (%)	0.24	(c)	0.22	0.09	0.00	0.29	(0.14)
Portfolio turnover rate (%)	76	(c)	99	104	76	190	167
Net assets, end of period (000)	$46,254		$50,049	$43,653	$45,163	$47,251	$37,288

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Legacy Large Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

As of December 31, 2007, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/10	Total
$110,044,174	$110,044,174

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$830,576	$527,711	$—	$—	$—	$—	$830,576	$527,711

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$1,652,344	$—	$69,242,577	$(110,044,174)	$(39,149,253)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$178,822,474	$0	$190,528,663

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolio’s average daily net asset levels
$1,719,248	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2008 are footnoted in the Schedule of Investments.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-15

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the BlackRock Money Market Portfolio returned 1.6%; the Class B shares returned 1.5%; and the Class E shares returned 1.6%. The average return of its peer group, the Lipper Variable Insurance Products Money Market Funds Universe1, was 1.4% over the same period.

PORTFOLIO REVIEW

During the six-month period ended June 30, 2008, the Federal Open Market Committee (FOMC) reduced the Federal Funds target rate by 225 basis points to 2.00% at period-end. Early on, the FOMC provided a significant degree of monetary stimulus with a 75-basis-point inter-meeting reduction in the Federal Funds target rate in late January, bringing the rate down to 3.50%. This action represented the first inter-meeting move by the committee since September 2001, and was the largest single reduction in rates in more than two decades. This was followed by a 50 basis point reduction at the January 30 meeting, a 75 basis point cut at the March 18 meeting, and a final reduction of 25 basis points at the April 30 meeting. At the final meeting of the period on June 25, the FOMC maintained the target rate at 2.00%, acknowledging in its statement that economic activity continues to expand but tight credit conditions, weakness in the housing sector and rising energy prices continue to remain a threat. The slope of the London Interbank Offered Rate (LIBOR) curve stood at a positive 85 basis points at the end of the period, compared with a negative slope of 38 basis points at the end of the prior six-month period.

BlackRock Money Market Portfolio continued to maintain a laddered portfolio structure during the period, and the majority of investments were purchased with maturity dates of approximately 30 to 90 days. Yields on such obligations, which were comprised of commercial paper (CP) and certificates of deposit (CDs), ranged from approximately 2.40% to 4.55%. Incremental purchases of CP and CDs due in approximately six months were also made in order to maintain the Portfolio’s average weighted maturity and add incremental yield. Yields on such obligations ranged from about 2.60% to 3.19%. Similarly, investments in agency discount notes due in approximately six to seven months were made at yields ranging from 2.51% to 2.55%. In addition to these investments, an agency obligation due in one year was added at a yield of 2.54%. Finally, the Portfolio made investments in variable rate obligations based on the monthly and quarterly LIBOR indices.

* The views expressed above are those of the subadvisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-1

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
BlackRock Money Market—Class A(a)	Actual	0.35%	$1,000.00	$1,016.30	$1.75
	Hypothetical	0.35%	$1,000.00	$1,023.10	$1.76

BlackRock Money Market—Class B(a)	Actual	0.60%	$1,000.00	$1,015.10	$3.01
	Hypothetical	0.60%	$1,000.00	$1,021.84	$3.02

BlackRock Money Market—Class E(a)	Actual	0.50%	$1,000.00	$1,015.60	$2.51
	Hypothetical	0.50%	$1,000.00	$1,022.34	$2.51

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of June 30, 2008

Commercial Paper—67.3% of Total Net Assets

Security Description	Face Amount	Value*

Asset Backed—24.0%
Amsterdam Funding Corp. 2.580%, 07/08/08	$30,000,000	$29,984,950
Atlantic Asset Securization Corp. 2.730%, 08/06/08	30,000,000	29,918,100
Barton Capital Corp. 2.520%, 07/14/08	20,265,000	20,246,559
CAFCO, LLC 2.550%, 07/14/08	25,042,000	25,018,940
Chariot Funding, LLC 2.850%, 07/24/08	15,000,000	14,972,688
Clipper Receivables Co. 2.760%, 08/01/08	14,100,000	14,066,489
2.800%, 08/04/08	15,000,000	14,960,333
CRC Funding, LLC 2.900%, 07/21/08	15,000,000	14,975,833
2.580%, 08/04/08	11,000,000	10,973,197
Jupiter Securitization Company, LLC 2.650%, 07/01/08	35,000,000	35,000,000
Liberty Funding, LLC 2.990%, 07/14/08	28,300,000	28,269,444
2.670%, 08/20/08	15,000,000	14,944,375
Nieuw Amsterdam Receivables Corp. 2.550%, 07/01/08	10,000,000	10,000,000
Old Line Funding, LLC 2.520%, 07/21/08	23,000,000	22,967,800
2.600%, 07/23/08	15,652,000	15,627,131
2.560%, 08/04/08	15,000,000	14,963,733
Thames Asset Global Securities 2.700%, 08/15/08	10,000,000	9,966,250
Thunder Bay Funding, LLC 2.780%, 08/04/08	25,000,000	24,934,361
2.700%, 08/15/08	15,000,000	14,949,375
Windmill Funding Corp. 2.720%, 07/02/08	35,000,000	34,997,356
Yorktown Capital, LLC 2.850%, 07/23/08	40,000,000	39,930,333

		441,667,247

Asset Backed—Other—1.4%
Scaldis Capital, LLC 2.570%, 07/15/08	25,000,000	24,975,014

Capital Markets—3.5%
The Goldman Sachs Group, Inc. (144A) 5.370%, 08/22/08 (a) (b)	29,150,000	29,150,000
UBS Finance Delaware, LLC 2.550%, 07/16/08	15,000,000	14,984,062
2.905%, 07/24/08	20,000,000	19,962,881

		64,096,943

Commercial Banks—4.1%
Dexia Delaware, LLC 2.920%, 07/18/08	20,000,000	19,972,422
2.610%, 08/11/08	4,710,000	4,696,000
2.640%, 08/19/08	20,000,000	19,928,133
2.760%, 09/16/08	30,000,000	29,822,900

		74,419,455

Security Description	Face Amount	Value*

Diversified Financial Services—18.1%
Bank of America Corp. 2.840%, 07/07/08	$17,000,000	$16,991,953
3.800%, 07/11/08	11,400,000	11,387,967
2.610%, 08/04/08	20,000,000	19,950,700
Bank of Montreal (Chicago) 2.951%, 05/29/09 (a)	14,950,000	14,950,000
Citigroup Funding, Inc. 2.940%, 10/02/08	25,000,000	24,810,125
Danske Corp. 2.400%, 07/21/08	15,000,000	14,980,000
2.550%, 08/29/08	30,000,000	29,874,625
General Electric Capital Corp. 3.830%, 07/10/08	9,650,000	9,640,760
2.501%, 08/22/08 (a)	7,500,000	7,500,000
ING (U.S.) Funding, LLC 2.655%, 08/06/08	20,000,000	19,946,900
2.650%, 08/08/08	6,356,000	6,338,221
ING USA Global Funding 3.088%, 06/19/09 (a)	4,440,000	4,440,000
JPMorgan Chase & Co. 2.860%, 07/07/08	34,000,000	33,983,793
2.500%, 08/11/08	7,000,000	6,980,070
2.450%, 10/01/08	12,000,000	11,924,867
KBC Financial Products International 2.770%, 09/15/08	10,000,000	9,941,522
Lloyds Bank, Plc. 2.460%, 08/20/08	10,000,000	9,965,833
Natexis Banques Populaires U.S. Financial 2.580%, 08/05/08	20,000,000	19,949,833
Nordea North America 2.490%, 09/03/08	5,000,000	4,977,867
Royal Bank of Scotland Group 2.630%, 09/11/08	25,000,000	24,868,500
Skandinaviska Enskilda Banken AB 2.640%, 08/18/08	30,000,000	29,894,400

		333,297,936

Federal Agencies—9.7%
Federal Home Loan Bank 2.088%, 07/14/08	27,976,000	27,955,088
2.180%, 07/16/08	15,000,000	14,986,375
2.623%, 03/20/09 (a)	8,905,000	8,922,412
3.145%, 08/13/09	9,400,000	9,400,000
3.146%, 08/14/09	13,825,000	13,823,449
Federal Home Loan Mortgage Corp. 2.130%, 08/05/08	20,000,000	19,958,583
2.464%, 09/25/09 (a)	25,230,000	25,220,833
2.608%, 09/28/09	15,375,000	15,370,260
Federal National Mortgage Association 2.490%, 07/28/08	19,158,000	19,127,108
2.500%, 08/06/08	4,320,000	4,309,200
2.500%, 08/18/08	3,870,000	3,857,100
2.495%, 08/20/08	3,575,000	3,562,611
2.490%, 09/08/08	7,630,000	7,593,586
2.490%, 09/10/08	4,685,000	4,661,993

		178,748,598

*See accompanying notes to financial statements.

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of June 30, 2008

Commercial Paper—(Continued)

Security Description	Face Amount	Value*

Yankee—6.5%
DnB NOR Bank ASA 2.750%, 07/11/08	$20,000,000	$19,984,722
Fortis Banque Luxembourg 2.820%, 07/23/08	15,000,000	14,974,150
2.650%, 10/08/08	20,000,000	19,854,250
Raiffeisen Zentralbank 2.940%, 07/22/08	20,000,000	19,965,700
Westpac Banking Corp. 2.650%, 07/01/08	14,868,000	14,868,000
2.750%, 07/09/08	30,000,000	29,981,667

		119,628,489

Total Commercial Paper (Identified Cost $1,236,833,682)		1,236,833,682

Certificate of Deposit—29.3%

Commercial Banks—22.0%
American Express Bank, FSB 2.650%, 08/14/08	6,000,000	6,000,000
2.800%, 09/10/08	15,000,000	15,000,000
Banco Bilbao Vizcaya (NY) 3.000%, 10/24/08	17,070,000	17,070,000
3.185%, 12/24/08	11,000,000	11,000,000
Bank of Nova Scotia (NY) 2.403%, 07/03/08 (a)	14,410,000	14,409,969
Barclays Bank, Plc. 2.770%, 07/08/08	30,000,000	30,000,000
2.950%, 07/24/08	25,000,000	25,000,000
BNP Paribas (NY) 4.500%, 07/01/08	4,000,000	4,000,000
2.630%, 10/02/08	20,000,000	20,000,000
2.950%, 10/28/08	15,000,000	15,000,000
2.850%, 12/04/08	20,000,000	20,000,000
2.845%, 12/08/08	16,050,000	16,050,000
Deutsche Bank AG 2.809%, 01/21/09 (a)	12,400,000	12,400,000
HSBC USA Inc. New York 3.159%, 05/15/09 (a)	2,740,000	2,740,000
Istituto Bancario S.A. 2.860%, 12/04/08	8,225,000	8,225,000
2.860%, 12/05/08	12,950,000	12,950,000
Natixis Institutional Bank (NY) 5.420%, 07/10/08	5,145,000	5,145,477
Nordea Bank Finland, Plc. (NY) 2.650%, 10/14/08	4,000,000	4,000,000
4.820%, 10/17/08	17,485,000	17,485,501
Rabobank Nederland NV 2.670%, 09/12/08	16,515,000	16,515,000
Rabobank Nederland (NY) 2.620%, 07/17/08	30,000,000	30,000,066
Svenska Handelsbanken AB 2.610%, 10/01/08	11,130,000	11,130,000
2.660%, 10/09/08	30,000,000	30,000,413
Toronto-Dominion Bank (NY) 2.650%, 10/06/08	8,000,000	8,000,000
2.830%, 12/05/08	4,550,000	4,550,000

Security Description	Face Amount	Value*

Commercial Banks—(Continued)
Toronto-Dominion Bank (NY) 3.000%, 12/16/08	$2,400,000	$2,400,000
3.110%, 12/30/08	33,950,000	33,950,000
U.S. Bank, N.A. 2.770%, 10/27/08	12,000,000	12,000,000

		405,021,426

Diversified Financial Services—4.6%
Bank of Montreal (Chicago) 4.996%, 11/10/08	14,710,000	14,710,000
Royal Bank of Scotland, Plc. (NY) 2.930%, 09/17/08	20,500,000	20,500,000
2.680%, 10/02/08	29,815,000	29,815,000
2.720%, 10/02/08	8,390,000	8,390,000
2.798%, 10/27/08 (a)	10,000,000	10,000,000

		83,415,000

Insurance—0.9%
New York Life Insurance Co. (144A) 2.938%, 04/13/09 (a) (b)	16,520,000	16,520,000

Yankee—1.8%
DnB NOR Bank ASA 2.840%, 12/05/08	3,100,000	3,100,000
Societe Generale N.A. (NY) 2.710%, 08/11/08	5,000,000	5,000,056
2.920%, 12/05/08	15,000,000	15,000,000
3.180%, 12/23/08	10,000,000	10,000,478

		33,100,534

Total Certificate of Deposit (Identified Cost $538,056,960)		538,056,960

Medium Term Notes—3.1%

Commercial Banks—0.5%
Wachovia Bank, N.A. 4.753%, 02/04/09	9,400,000	9,397,518

Insurance—1.1%
Irish Life & Permanent, Plc. (144A) 2.511%, 09/19/08 (a)	20,000,000	20,000,000

Yankee—1.5%
DnB NOR Bank ASA (144A) 2.403%, 09/24/08 (a)	28,425,000	28,425,000

Total Medium Term Notes (Identified Cost $57,822,518)		57,822,518

Total Investments—99.7% (Identified Cost $1,832,713,160) (c)		1,832,713,160
Other assets less liabilities		5,373,242

Total Net Assets—100%		$1,838,086,402

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of June 30, 2008

(a)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2008.
(b)	Illiquid securities representing in the aggregate 2.5% of total net assets.
(c)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $1,832,713,160.
(144A)—Securities	exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2008, the market value of 144A securities was $77,575,000, which is 4.2% of total net assets.

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$1,832,713,160	$0
Level 2 - Other Significant Observable Inputs	0	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$1,832,713,160	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at amortized cost		$1,832,713,160
Cash		33,206
Receivable for:
Fund shares sold		6,156,423
Accrued interest		3,474,471

Total Assets		1,842,377,260
Liabilities
Payable for:
Fund shares redeemed	$3,206,734
Accrued expenses:
Management fees	480,799
Service and distribution fees	130,848
Deferred directors’ fees	64,659
Other expenses	407,818

Total Liabilities		4,290,858

Net Assets		$1,838,086,402

Net assets consists of:
Capital paid in		$1,838,131,402
Accumulated net realized losses		(45,000)

Net Assets		$1,838,086,402

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,180,638,435 divided by 11,806,384 shares outstanding)		$100.00

Class B
Net asset value and redemption price per share ($646,178,758 divided by 6,461,788 shares outstanding)		$100.00

Class E
Net asset value and redemption price per share ($11,269,209 divided by 112,692 shares outstanding)		$100.00

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Interest		$31,882,392

Expenses
Management fees	$2,914,360
Service and distribution fees—Class B	757,115
Service and distribution fees—Class E	8,514
Directors’ fees and expenses	30,744
Custodian	20,986
Audit and tax services	37,781
Legal	8,728
Printing	112,348
Insurance	1,550
Miscellaneous	141

Total Expenses	3,892,267
Management fee waivers	(49,727)	3,842,540

Net Investment Income		28,039,852

Net Increase in Net Assets From Operations		$28,039,852

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$28,039,852	$73,104,647

Increase in net assets from operations	28,039,852	73,104,647

From Distributions to Shareholders
Net investment income
Class A	(18,859,770)	(50,923,892)
Class B	(9,003,805)	(21,649,891)
Class E	(176,277)	(530,864)

Total distributions	(28,039,852)	(73,104,647)

Increase in net assets from capital share transactions	202,248,135	356,010,434

Total increase in net assets	202,248,135	356,010,434

Net Assets
Beginning of the period	1,635,838,267	1,279,827,833

End of the period	$1,838,086,402	$1,635,838,267

Undistributed Net Investment Income
End of the period	$0	$27,950

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	3,771,524	$377,152,414	11,717,171	$1,171,715,791
Reinvestments	188,597	18,859,770	509,081	50,923,892
Redemptions	(3,437,849)	(343,784,923)	(9,696,563)	(969,656,339)

Net increase	522,272	$52,227,261	2,529,689	$252,983,344

Class B
Sales	4,521,708	$452,170,812	9,686,387	$968,637,226
Reinvestments	90,038	9,003,805	216,391	21,649,891
Redemptions	(3,112,240)	(311,224,017)	(8,883,191)	(888,319,060)

Net increase	1,499,506	$149,950,600	1,019,587	$101,968,057

Class E
Sales	12,950	$1,294,983	45,750	$4,575,018
Reinvestments	1,763	176,277	5,308	530,864
Redemptions	(14,010)	(1,400,986)	(40,468)	(4,046,849)

Net increase	703	$70,274	10,590	$1,059,033

Increase derived from capital share transactions		$202,248,135		$356,010,434

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	1.62		4.95	4.70	2.85	0.98	0.80

Total from investment operations	1.62		4.95	4.70	2.85	0.98	0.80

Less Distributions
Distributions from net investment income	(1.62)		(4.95)	(4.70)	(2.85)	(0.98)	(0.80)

Total distributions	(1.62)		(4.95)	(4.70)	(2.85)	(0.98)	(0.80)

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	1.6	(a)	5.1	4.8	2.9	1.0	0.8
Ratio of operating expenses to average net assets (%)	0.35	(b)	0.40	0.38	0.41	0.42	0.40
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.35	(b)	0.40	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	3.25	(b)	4.97	4.79	2.83	0.97	0.78
Net assets, end of period (000)	$1,180,638		$1,128,411	$875,428	$429,019	$469,674	$610,419

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	1.50		4.70	4.45	2.60	0.73	0.55

Total from investment operations	1.50		4.70	4.45	2.60	0.73	0.55

Less Distributions
Distributions from net investment income	(1.50)		(4.70)	(4.45)	(2.60)	(0.73)	(0.55)

Total distributions	(1.50)		(4.70)	(4.45)	(2.60)	(0.73)	(0.55)

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	1.5	(a)	4.8	4.5	2.6	0.7	0.6
Ratio of operating expenses to average net assets (%)	0.60	(b)	0.65	0.63	0.66	0.67	0.65
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.60	(b)	0.65	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	2.97	(b)	4.71	4.50	2.84	0.74	0.65
Net assets, end of period (000)	$646,179		$496,228	$394,260	$273,052	$78,809	$75,083

(a)	Periods less than one year are not computed on an annualized basis.
(b)	Computed on an annualized basis.
(c)	See Note 4 of the Notes to Financial Statements.
(d)	Commencement of operations was April 23, 2003 for Class E.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003(d)
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	1.55		4.80	4.55	2.70	0.83	0.42

Total from investment operations	1.55		4.80	4.55	2.70	0.83	0.42

Less Distributions
Distributions from net investment income	(1.55)		(4.80)	(4.55)	(2.70)	(0.83)	(0.42)

Total distributions	(1.55)		(4.80)	(4.55)	(2.70)	(0.83)	(0.42)

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	1.6	(a)	4.9	4.7	2.7	0.8	0.4	(b)
Ratio of operating expenses to average net assets (%)	0.50	(b)	0.55	0.53	0.56	0.57	0.55	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (c)	0.50	(b)	0.55	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	3.11	(b)	4.81	4.57	2.66	0.88	0.58	(c)
Net assets, end of period (000)	$11,269		$11,199	$10,140	$8,569	$11,619	$6,858

(a)	Periods less than one year are not computed on an annualized basis.
(b)	Computed on an annualized basis.
(c)	See Note 4 of the Notes to Financial Statements.
(d)	Commencement of operations was April 23, 2003 for Class E.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Money Market Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

As permitted by Rule 2a-7 under the 1940 Act, and subject to certain conditions therein, the Portfolio employs the amortized cost method of security valuation that the Fund’s Board of Directors (the “Board” or “Directors”) has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio’s net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/14	Expiring 12/31/13	Expiring 12/31/12	Expiring 12/31/11	Expiring 12/31/10	Expiring 12/31/09	Total
$11,851	$5,353	$8,633	$28	$918	$12,851	$39,634

The utilization of the capital loss carryforward acquired as part of a merger may be limited under section 382 of the Internal Revenue Code.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$73,104,647	$50,460,446	$—	$—	$—	$—	$73,104,647	$50,460,446

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards	Total
$66,000	$—	$—	$(39,634)	$26,366

Dividends and Distributions to Shareholders:

The BlackRock Money Market Portfolio dividends are declared daily to shareholders of record at the time and are paid monthly. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolio’s average daily net asset levels
$2,914,360	0.350%	Of the first $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $2 billion

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2008 to April 30, 2009, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.005%	First $500 million
0.015%	Next $500 million

Amounts waived for the six months ended June 30, 2008 are shown as management fee waivers in the Statement of Operations.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

4.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-12

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the BlackRock Strategic Value Portfolio returned -11.3%, compared to its benchmark, the Russell 2000 Value Index1, which returned -9.8%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Value Funds Universe2, was -8.0% over the same period.

PORTFOLIO REVIEW

Following a difficult first quarter, U.S. equities rallied in April and May on expectations that accommodative Fed action, fiscal stimulus and the bailout of Bear Stearns signified the worst was in the past. Unfortunately, these gains quickly evaporated as crude oil topped $140 per barrel, consumer confidence plummeted and news of additional write-downs and capital raising in the financials sector tempered investor optimism. Most major U.S. equity indices finished June and the six-month period in decidedly negative territory. Weakness was broad-based, with both large cap and small cap stocks enduring similar declines, while growth outperformed value across the market capitalization spectrum. The Russell 2000 Value Index fell, as double-digit declines in the consumer discretionary, financials, healthcare, consumer staples and information technology sectors overshadowed a 45% gain in energy stocks.

BlackRock Strategic Value Portfolio trailed the benchmark as relative strength in healthcare and consumer staples was offset by weakness in materials and financials. Driven in large part by concern surrounding the upcoming presidential election, healthcare stocks were volatile during the period. Within the Portfolio, stock selection among healthcare providers and health care services names added significant value, especially Kindred Healthcare. Although consumer staples stocks are generally considered more defensive, the sector tumbled 14% within the benchmark during the period. Against this backdrop, solid stock selection fueled favorable performance comparisons, led by food and staples retailers BJ’s Wholesale Club and Ruddick Corp.

Spiking commodity prices helped propel stocks in the materials sector during the quarter, with metals & mining names experiencing the greatest gains as steel, aluminum and precious metals prices continued to climb. Overall sector comparisons were hampered by the Portfolio’s underweight to metals & mining stocks. Elsewhere in the sector, an underweight and disappointing stock selection among chemicals producers also detracted from relative performance as agricultural demand continued to push fertilizer prices higher. Ongoing tightness in the credit markets, additional write-downs related to subprime mortgage exposure, and efforts to raise capital to address liquidity concerns put downside pressure on the financials sector. Financials stocks in the Russell 2000 Value Index tumbled 18%, with commercial banks and thrifts enduring the brunt of the sell-off. The financials sector represents over 30% of the benchmark index. Given the fundamental challenges facing these companies and the lack of any near-term positive catalysts, the Portfolio was significantly underweight in financials during the period. This positioning had a major positive impact on relative performance, but these gains were overcome by disappointing stock selection. Key areas of weakness included the real estate investment trust (REIT) and capital markets sub-sectors.

During the period, we increased industrials exposure in the Portfolio, primarily in the commercial services and aerospace & defense sub-sectors. We also added to the Portfolio’s utilities weighting, initiating positions in electric utilities Cleco Corp. and ITC Holdings. Conversely, we reduced exposure in the information technology sector, trimming software holdings and eliminating a position in printer parts manufacturer Electronics for Imaging. We also decreased Portfolio exposure in materials, trimming a position in construction materials maker Texas Industries and eliminating a holding in specialty metals and plastics producer A.M. Castle & Co. At the close of the period, the most notable sector positioning relative to the Russell 2000 Value Index included overweights in consumer staples, healthcare and industrials, and underweights in information technology, utilities and financials, most notably within the commercial bank, REIT and insurance sub-sectors.

* The views expressed above are those of the subadvisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 2000® Value Index is an unmanaged measure of performance of those Russell 2000® companies that have lower price-to-book ratios and lower forecasted growth values.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-1

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 2000 VALUE INDEX

Average Annual Returns as of June 30, 2008

	BlackRock Strategic Value Portfolio			Russell 2000 Value Index
	Class A	Class B	Class E
6 Months	-11.3%	-11.4%	-11.4%	-9.8%
1 Year	-19.1	-19.3	-19.3	-21.6
5 Year	9.7	9.3	9.5	10.0
Since Inception	9.2	4.7	4.8	10.1

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/5/00, 5/1/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2008

Top Holdings

% of Total Net Assets
The Brinks Co.	3.1%
Magellan Health Services, Inc.	3.0%
Ruddick Corp.	2.6%
Hain Celestial Group, Inc.	2.5%
Watson Wyatt Worldwide, Inc.	2.3%
Silgan Holdings, Inc.	2.2%
ON Semiconductor Corp.	2.1%
Orient-Express Hotels, Ltd. (Class A)	2.0%
Orbital Sciences Corp.	2.0%
Waste Connections, Inc.	1.8%

Top Sectors

% of Total Market Value
Industrials	18.8%
Consumer Discretionary	15.7%
Financials	13.7%
Information Technology	10.4%
Consumer Staples	10.3%
Health Care	9.8%
Energy	7.5%
Materials	6.5%
Utilities	4.2%
Cash & Equivalents	3.1%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
BlackRock Strategic Value—Class A	Actual	0.89%	$1,000.00	$886.90	$4.18
	Hypothetical	0.89%	$1,000.00	$1,020.38	$4.47

BlackRock Strategic Value—Class B	Actual	1.14%	$1,000.00	$886.00	$5.35
	Hypothetical	1.14%	$1,000.00	$1,019.12	$5.72

BlackRock Strategic Value—Class E	Actual	1.04%	$1,000.00	$885.50	$4.88
	Hypothetical	1.04%	$1,000.00	$1,019.62	$5.22

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—96.8% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.9%
Curtiss-Wright Corp.	128,800	$5,762,512
Orbital Sciences Corp. (a) (b)	603,000	14,206,680
Teledyne Technologies, Inc. (b)	155,800	7,601,482

		27,570,674

Capital Markets—3.1%
Jefferies Group, Inc. (a)	209,222	3,519,114
KBW, Inc. (a) (b)	318,500	6,554,730
Piper Jaffray Co. (a) (b)	423,947	12,434,366

		22,508,210

Chemicals—3.3%
Albemarle Corp.	264,300	10,548,213
Sensient Technologies Corp.	465,800	13,116,928

		23,665,141

Commercial Banks—3.6%
First Midwest Bancorp, Inc. (a)	307,032	5,726,147
Sterling Bancshares, Inc.	764,864	6,952,614
United Bankshares, Inc. (a)	384,363	8,821,131
Wintrust Financial Corp. (a)	190,535	4,544,259

		26,044,151

Commercial Services & Supplies—10.2%
Rollins, Inc.	376,800	5,584,176
The Brink’s Co.	337,600	22,085,792
The GEO Group, Inc. (b)	440,400	9,909,000
Viad Corp.	213,950	5,517,771
Waste Connections, Inc. (b)	413,650	13,207,844
Watson Wyatt Worldwide, Inc.	309,100	16,348,299

		72,652,882

Communications Equipment—1.4%
Polycom, Inc. (b)	415,200	10,114,272

Construction Materials—1.0%
Texas Industries, Inc. (a)	122,365	6,868,347

Containers & Packaging—2.2%
Silgan Holdings, Inc.	306,900	15,572,106

Distributors—1.3%
LKQ Corp. (b)	495,300	8,950,071

Diversified Financial Services—1.7%
PHH Corp. (b)	769,158	11,806,575

Electric Utilities—2.9%
CLECO Corp.	359,500	8,387,135
ITC Holdings Corp. (a)	70,500	3,603,255
UIL Holdings Corp. (a)	299,200	8,799,472

		20,789,862

Security Description	Shares	Value*

Electronic Equipment & Instruments—1.9%
Jabil Circuit, Inc.	671,624	$11,021,350
Tech Data Corp. (b)	73,300	2,484,137

		13,505,487

Energy Equipment & Services—4.7%
Cal Dive International, Inc. (a) (b)	669,100	9,561,439
Lufkin Industries, Inc. (a)	95,644	7,965,233
North American Energy Partners, Inc. (b)	516,421	11,196,007
Oil States International, Inc. (b)	77,800	4,935,632

		33,658,311

Food & Staples Retailing—4.4%
BJ’s Wholesale Club, Inc. (b)	335,100	12,968,370
Ruddick Corp. (a)	532,258	18,261,772

		31,230,142

Food Products—3.6%
Del Monte Foods, Co.	1,113,452	7,905,509
Hain Celestial Group, Inc. (a) (b)	763,400	17,924,632

		25,830,141

Gas Utilities—1.2%
Southwest Gas Corp.	296,879	8,826,213

Health Care Equipment & Supplies—1.0%
The Cooper Cos., Inc. (a)	196,500	7,299,975

Health Care Providers & Services—8.7%
Amedisys, Inc. (a) (b)	76,000	3,831,920
AmSurg Corp. (b)	349,108	8,500,780
Health Management Associates, Inc. (Class A)	1,208,700	7,868,637
Kindred Healthcare, Inc. (b)	373,966	10,755,262
Magellan Health Services, Inc. (b)	588,061	21,775,899
Pediatrix Medical Group, Inc. (b)	98,200	4,834,386
PharMerica Corp. (a) (b)	11	249
Sun Healthcare Group, Inc. (b)	362,178	4,849,563

		62,416,696

Hotels, Restaurants & Leisure—7.0%
Jack in the Box, Inc. (b)	419,900	9,409,959
Morgans Hotel Group Co. (a) (b)	745,510	7,678,753
Orient-Express Hotels, Ltd. (Class A) (a)	332,700	14,452,488
Pinnacle Entertainment, Inc. (a) (b)	873,600	9,164,064
Scientific Games Corp. (a) (b)	306,400	9,075,568

		49,780,832

Household Durables—0.3%
Tupperware Brands Corp.	68,039	2,324,872

Insurance—3.2%
Hanover Insurance Group, Inc.	257,442	10,941,285
Platinum Underwriters Holdings, Ltd.	115,407	3,763,422
The Navigators Group, Inc. (b)	147,404	7,967,186

		22,671,893

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Internet Software & Services—0.8%
SkillSoft, Plc. (ADR) (b)	648,264	$5,860,307

IT Services—0.9%
Acxiom Corp.	225,661	2,592,845
Forrester Research, Inc. (b)	119,520	3,690,777

		6,283,622

Leisure Equipment & Products—1.1%
LeapFrog Enterprises, Inc. (a) (b)	957,101	7,963,080

Machinery—3.4%
Actuant Corp. (a)	358,100	11,226,435
Albany International Corp. (Class A) (a)	166,200	4,819,800
Astec Industries, Inc. (a) (b)	116,200	3,734,668
Chart Industries, Inc. (b)	86,700	4,217,088

		23,997,991

Media—0.9%
Lions Gate Entertainment Corp. (a) (b)	597,100	6,185,956

Multiline Retail—1.0%
Saks, Inc. (a) (b)	630,500	6,922,890

Oil, Gas & Consumable Fuels—2.8%
Delta Petroleum Corp. (a) (b)	329,300	8,403,736
Swift Energy Co. (a) (b)	179,100	11,831,346

		20,235,082

Personal Products—2.3%
Alberto-Culver Co.	442,600	11,627,102
Elizabeth Arden, Inc. (a) (b)	340,600	5,170,308

		16,797,410

Real Estate Investment Trusts—0.9%
Gramercy Capital Corp. (a)	569,700	6,602,823

Semiconductors & Semiconductor Equipment—4.3%
Intersil Corp.	236,800	5,758,976
ON Semiconductor Corp. (a) (b)	1,604,300	14,711,431
Verigy, Ltd. (b)	459,900	10,444,329

		30,914,736

Software—1.0%
Lawson Software, Inc. (b)	1,021,500	7,426,305

Security Description	Shares	Value*

Specialty Retail—4.2%
Foot Locker, Inc.	463,400	$5,769,330
Genesco, Inc. (a) (b)	285,600	8,816,472
JoS. A. Bank Clothiers, Inc. (a) (b)	190,500	5,095,875
Sally Beauty Holdings, Inc. (a) (b)	855,111	5,524,017
The Talbots, Inc. (a)	404,144	4,684,029

		29,889,723

Thrifts & Mortgage Finance—1.1%
First Niagara Financial Group, Inc. (a)	637,900	8,203,394

Trading Companies & Distributors—1.5%
H&E Equipment Services, Inc. (a) (b)	275,744	3,314,443
Watsco, Inc. (a)	177,400	7,415,320

		10,729,763

Total Common Stock (Identified Cost $747,143,516)		692,099,935

Short Term Investments—28.4%
Security Description	Face Amount/Shares	Value*

Discount Notes—4.0%
Federal Home Loan Mortgage Corp. 1.993%, 07/01/08	$5,400,000	5,400,000
Federal National Mortgage Association 2.150%, 07/07/08	1,600,000	1,599,445
2.330%, 08/04/08	10,000,000	9,979,506
2.490%, 07/28/08	11,900,000	11,880,811

		28,859,762

Mutual Funds—24.4%
State Street Navigator Securities Lending Prime Portfolio (c)	174,087,414	174,087,414

Total Short Term Investments (Identified Cost $202,947,176)		202,947,176

Total Investments—125.2% (Identified Cost $950,090,692) (d)		895,047,111
Liabilities in excess of other assets		(180,123,280)

Total Net Assets—100%		$714,923,831

(a)	A portion or all of the security was held on loan. As of June 30, 2008, the market value of securities loaned was $166,607,327 and the collateral received consisted of cash in the amount of $174,087,414 and non-cash collateral with a value of $117,128. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $950,090,692 and the composition of unrealized appreciation and depreciation of investment securities was $44,055,991 and $(99,099,572), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$866,187,349	$0
Level 2 - Other Significant Observable Inputs	28,859,762	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$895,047,111	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a) (b)		$895,047,111
Cash		106,644
Receivable for:
Securities sold		3,824,219
Fund shares sold		974,517
Accrued interest and dividends		841,233

Total Assets		900,793,724
Liabilities
Payable for:
Securities purchased	$10,586,316
Fund shares redeemed	448,586
Collateral for securities loaned	174,087,414
Accrued expenses:
Management fees	520,208
Service and distribution fees	52,536
Other expenses	174,833

Total Liabilities		185,869,893

Net Assets		$714,923,831

Net assets consists of:
Capital paid in		$834,935,319
Undistributed net investment income		3,840,972
Accumulated net realized losses		(68,808,879)
Unrealized depreciation on investments		(55,043,581)

Net Assets		$714,923,831

Computation of offering price:
Class A
Net asset value and redemption price per share ($407,976,560 divided by 33,413,728 shares outstanding)		$12.21

Class B
Net asset value and redemption price per share ($142,085,294 divided by 11,803,447 shares outstanding)		$12.04

Class E
Net asset value and redemption price per share ($164,861,977 divided by 13,642,639 shares outstanding)		$12.08

(a) Identified cost of investments		$950,090,692

(b)	Includes cash collateral for securities loaned of $174,087,414.

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends		$4,553,942
Interest		1,579,550 (a)

		6,133,492
Expenses
Management fees	$3,209,154
Service and distribution fees—Class B	187,741
Service and distribution fees—Class E	134,140
Directors’ fees and expenses	14,852
Custodian	38,158
Audit and tax services	17,781
Legal	5,775
Printing	138,322
Insurance	5,821
Miscellaneous	7,378

Total Expenses	3,759,122
Expense reductions	(151,144)	3,607,978

Net Investment Income		2,525,514

Realized and Unrealized Loss
Realized loss on:
Investments—net		(50,289,562)
Change in unrealized depreciation on:
Investments—net		(50,564,983)

Net loss		(100,854,545)

Net Decrease in Net Assets From Operations		$(98,329,031)

(a)	Includes income on securities loaned of $1,328,315.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$2,525,514	$5,405,187
Net realized gain (loss)	(50,289,562)	51,593,377
Change in unrealized depreciation	(50,564,983)	(88,014,608)

Decrease in net assets from operations	(98,329,031)	(31,016,044)

From Distributions to Shareholders
Net investment income
Class A	(2,161,034)	(1,793,872)
Class B	(303,929)	(99,321)
Class E	(563,452)	(369,395)

	(3,028,415)	(2,262,588)

Net realized gain
Class A	(39,211,797)	(68,897,991)
Class B	(13,589,956)	(20,599,114)
Class E	(16,032,765)	(28,374,988)

	(68,834,518)	(117,872,093)

Total distributions	(71,862,933)	(120,134,681)

Increase (decrease) in net assets from capital share transactions	(2,798,938)	7,479,154

Total decrease in net assets	(172,990,902)	(143,671,571)

Net Assets
Beginning of the period	887,914,733	1,031,586,304

End of the period	$714,923,831	$887,914,733

Undistributed Net Investment Income
End of the period	$3,840,972	$4,343,873

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	592,988	$7,975,050	4,125,452	$69,435,674
Reinvestments	3,192,348	41,372,831	4,286,954	70,691,863
Redemptions	(3,944,182)	(53,239,613)	(9,213,618)	(152,838,244)

Net decrease	(158,846)	$(3,891,732)	(801,212)	$(12,710,707)

Class B
Sales	451,248	$6,075,008	2,362,092	$38,933,096
Reinvestments	1,087,158	13,893,885	1,271,403	20,698,435
Redemptions	(1,181,391)	(15,825,915)	(1,837,032)	(29,976,931)

Net increase	357,015	$4,142,978	1,796,463	$29,654,600

Class E
Sales	241,321	$3,215,904	856,416	$13,920,361
Reinvestments	1,293,548	16,596,217	1,759,142	28,744,383
Redemptions	(1,708,973)	(22,862,305)	(3,175,252)	(52,129,483)

Net decrease	(174,104)	$(3,050,184)	(559,694)	$(9,464,739)

Increase (decrease) derived from capital share transactions		$(2,798,938)		$7,479,154

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.17		$17.74	$18.55	$19.17	$16.62	$11.07

Income From Investment Operations
Net investment income (loss)	0.10	(a)	0.10 (a)	0.08	0.08	0.00	(0.01)
Net realized and unrealized gain (loss) of investments	(1.74)		(0.55)	2.84	0.57	2.55	5.56

Total from investment operations	(1.64)		(0.45)	2.92	0.65	2.55	5.55

Less Distributions
Distributions from net investment income	(0.07)		(0.05)	(0.06)	0.00	0.00	0.00
Distributions from net realized capital gains	(1.25)		(2.07)	(3.67)	(1.27)	0.00	0.00

Total distributions	(1.32)		(2.12)	(3.73)	(1.27)	0.00	0.00

Net Asset Value, End of Period	$12.21		$15.17	$17.74	$18.55	$19.17	$16.62

Total Return (%)	(11.3	)(b)	(3.5)	16.7	4.2	15.3	50.1
Ratio of operating expenses to average net assets before expense reductions (%)	0.89	(c)	0.88	0.89	0.89	0.89	0.93
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.85	(c)	0.85	0.85	0.84	0.87	N/A
Ratio of net investment income (loss) to average net assets (%)	0.74	(c)	0.62	0.48	0.42	(0.03)	(0.10)
Portfolio turnover rate (%)	125	(c)	121	141	175	33	44
Net assets, end of period (000)	$407,977		$509,332	$609,877	$604,086	$666,800	$561,245

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$14.95		$17.51	$18.35	$19.02	$16.53	$11.04

Income From Investment Operations
Net investment income (loss)	0.07	(a)	0.06 (a)	0.04	0.03	0.00	(0.01)
Net realized and unrealized gain (loss) of investments	(1.70)		(0.54)	2.81	0.57	2.49	5.50

Total from investment operations	(1.63)		(0.48)	2.85	0.60	2.49	5.49

Less Distributions
Distributions from net investment income	(0.03)		(0.01)	(0.02)	0.00	0.00	0.00
Distributions from net realized capital gains	(1.25)		(2.07)	(3.67)	(1.27)	0.00	0.00

Total distributions	(1.28)		(2.08)	(3.69)	(1.27)	0.00	0.00

Net Asset Value, End of Period	$12.04		$14.95	$17.51	$18.35	$19.02	$16.53

Total Return (%)	(11.4	)(b)	(3.7)	16.4	3.9	15.1	49.7
Ratio of operating expenses to average net assets before expense reductions (%)	1.14	(c)	1.13	1.14	1.14	1.14	1.18
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.10	(c)	1.10	1.10	1.09	1.12	N/A
Ratio of net investment income (loss) to average net assets (%)	0.49	(c)	0.39	0.26	0.20	(0.09)	(0.26)
Portfolio turnover rate (%)	125	(c)	121	141	175	33	44
Net assets, end of period (000)	$142,085		$171,141	$169,004	$116,849	$58,676	$1,120

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.01		$17.58	$18.41	$19.06	$16.55	$11.04

Income From Investment Operations
Net investment income (loss)	0.08	(a)	0.08 (a)	0.06	0.05	(0.02)	(0.02)
Net realized and unrealized gain (loss) of investments	(1.72)		(0.55)	2.82	0.57	2.53	5.53

Total from investment operations	(1.64)		(0.47)	2.88	0.62	2.51	5.51

Less Distributions
Distributions from net investment income	(0.04)		(0.03)	(0.04)	0.00	0.00	0.00
Distributions from net realized capital gains	(1.25)		(2.07)	(3.67)	(1.27)	0.00	0.00

Total distributions	(1.29)		(2.10)	(3.71)	(1.27)	0.00	0.00

Net Asset Value, End of Period	$12.08		$15.01	$17.58	$18.41	$19.06	$16.55

Total Return (%)	(11.4	)(b)	(3.6)	16.6	4.0	15.2	49.9
Ratio of operating expenses to average net assets before expense reductions (%)	1.04	(c)	1.03	1.04	1.04	1.04	1.08
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.00	(c)	1.00	1.00	0.99	1.02	N/A
Ratio of net investment income (loss) to average net assets (%)	0.59	(c)	0.47	0.32	0.27	(0.16)	(0.22)
Portfolio turnover rate (%)	125	(c)	121	141	175	33	44
Net assets, end of period (000)	$164,862		$207,442	$252,705	$253,532	$273,771	$178,240

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Strategic Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$75,634,272	$26,429,853	$44,500,409	$164,279,375	$—	$—	$120,134,681	$190,709,228

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$32,815,305	$39,528,635	$(5,275,666)	$—	$67,068,274

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$476,756,495	$0	$534,715,103

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolio’s average daily net asset levels
$3,209,154	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2008 are footnoted in the Schedule of Investments.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-15

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-16

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Managed by Capital Guardian Trust Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the Capital Guardian U.S. Equity Portfolio returned -13.8%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned -11.9%. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Core Funds Universe2, was -11.2% over the same period.

PORTFOLIO REVIEW

The market has undergone a tumultuous six months as the effects of the subprime mortgage market meltdown escalated into a credit crisis and as the U.S. economy began to experience both rising inflation and slowing growth. For the first six months of 2008 the U.S. stock market posted double-digit losses in six of its ten sectors, with financials declining by almost 30%.

The beginning of this turmoil was swift and severe during the first half of 2008. Throughout those months we took the opportunity to realign the Portfolio, raising the quality of our bank holdings, and trimming positions in energy-related companies. We sought to increase the quality of our financial holdings by adding best-of-breed companies. We bought JPMorgan Chase, which we believe has a solid balance sheet and positioned itself well for the downturn, and Goldman Sachs, which we believe has robust risk management combined with a strong history of growth. We also added Wells Fargo, which bolstered its loan-loss reserves.

In addition, we decreased our exposure to energy, as we do not believe current energy prices are supported by the underlying supply and demand fundamentals.

The Portfolio declined over the reporting period amid the credit crisis, a slowing economy, dismal housing news and the threat of inflation. The Portfolio’s greater-than-benchmark loss was due primarily to stock selection in financials and the underweight in energy, though the losses were somewhat mitigated by the selection of materials and health care stocks.

Our position in investment bank Lehman Brothers Holdings hurt relative results as the stock fell on news of large write-downs, capital raising and rumors that the company would be sold at a discount. Retail bank Wachovia was hurt by mortgage-related losses partly inherited from Golden West, which Wachovia acquired in 2006. Consumer bank Washington Mutual also fell as the mortgage and credit crises continued, and bond insurer Ambac slid as its financial conditions deteriorated. Not holding Bank of America and Citigroup, however, was beneficial to results. The Portfolio’s underweight position in energy also weighed on relative results as oil futures soared to $140 a barrel, although the position in oil services company Weatherford International benefited the Portfolio returns.

The Portfolio benefited from stock selection in the materials and health care sectors. Fertilizer and feed-products maker Potash Corp. of Saskatchewan was the largest contributor to relative returns as the stock gained on increased demand for fertilizer amid growing worldwide food needs. Cleveland-Cliffs, the biggest producer of iron ore in the U.S., more than doubled as iron ore prices soared. The overweight in the materials sector also boosted results as demand for a slew of commodities rose over the period. The selection of health care stocks was also beneficial. Biotechnology company Genentech rose on bullish sales forecasts for cancer drug Avastin and Millennium Pharmaceuticals jumped after being bought out by Japan’s Takeda Pharmaceutical.

* The views expressed above are those of the subadvisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-1

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX

Average Annual Returns as of June 30, 2008

	Capital Guardian U.S. Equity Portfolio		S&P 500 Index
	Class A	Class B
6 Months	-13.8%	-13.9%	-11.9%
1 Year	-19.4	-19.7	-13.1
5 Year	5.1	4.8	7.6
Since Inception	2.9	2.7	4.8

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/1/02. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2008

Top Holdings

% of Total Net Assets
Google, Inc.	3.0%
Genentech, Inc.	2.7%
JPMorgan Chase & Co.	2.5%
The Goldman Sachs Group, Inc.	2.2%
Target Corp.	1.9%
Baxter International, Inc.	1.9%
United Parcel Service, Inc. (Class B)	1.8%
Applied Materials, Inc.	1.6%
General Electric Co.	1.5%
Potash Corp. of Saskatchewan, Inc.	1.5%

Top Sectors

% of Total Market Value
Information Technology	20.8%
Health Care	15.5%
Financials	14.8%
Consumer Discretionary	11.3%
Energy	9.2%
Industrials	8.6%
Consumer Staples	7.3%
Materials	6.0%
Telecommunication Services	3.2%
Utilities	1.6%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
Capital Guardian U.S. Equity—Class A	Actual	0.73%	$1,000.00	$861.90	$3.38
	Hypothetical	0.73%	$1,000.00	$1,021.18	$3.67

Capital Guardian U.S. Equity—Class B	Actual	0.98%	$1,000.00	$861.10	$4.53
	Hypothetical	0.98%	$1,000.00	$1,019.93	$4.92

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—97.8% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.0%
Boeing Co.	21,400	$1,406,408
United Technologies Corp.	46,590	2,874,603

		4,281,011

Air Freight & Logistics—2.3%
FedEx Corp.	25,580	2,015,448
United Parcel Service, Inc. (Class B)	120,900	7,431,723

		9,447,171

Airlines—0.6%
Southwest Airlines Co.	182,900	2,385,016

Auto Components—0.5%
Johnson Controls, Inc.	50,900	1,459,812
WABCO Holdings, Inc.	17,366	806,824

		2,266,636

Automobiles—0.8%
Ford Motor Co. (a) (b)	254,600	1,224,626
General Motors Corp. (a)	43,300	497,950
Honda Motor Co., Ltd. (ADR)	52,200	1,776,366

		3,498,942

Beverages—2.2%
Anheuser-Busch Cos., Inc.	20,300	1,261,036
PepsiCo, Inc.	98,280	6,249,625
The Coca-Cola Co.	36,800	1,912,864

		9,423,525

Biotechnology—4.0%
Celgene Corp. (b)	15,100	964,437
Genentech, Inc. (b)	150,300	11,407,770
Gilead Sciences, Inc. (b)	17,500	926,625
ImClone Systems, Inc. (a) (b)	85,300	3,451,238

		16,750,070

Capital Markets—3.1%
American Capital Strategies, Ltd. (a)	47,000	1,117,190
Lehman Brothers Holdings, Inc. (a)	134,200	2,658,502
The Goldman Sachs Group, Inc.	53,580	9,371,142

		13,146,834

Chemicals—2.3%
Celanese Corp.	13,600	620,976
Monsanto Co.	20,900	2,642,596
Potash Corp. of Saskatchewan, Inc.	28,100	6,422,817

		9,686,389

Commercial Banks—2.6%
Fifth Third Bancorp (a)	41,000	417,380
SunTrust Banks, Inc. (a)	30,300	1,097,466
Wachovia Corp. (a)	205,247	3,187,486
Wells Fargo & Co.	264,600	6,284,250

		10,986,582

Security Description	Shares	Value*

Commercial Services & Supplies—0.2%
Monster Worldwide, Inc. (b)	45,200	$931,572

Communications Equipment—4.0%
Brocade Communications Systems, Inc. (b)	347,200	2,860,928
Ciena Corp. (a) (b)	27,100	627,907
Cisco Systems, Inc. (b)	261,140	6,074,116
Corning, Inc. (a) (b)	30,050	692,653
Polycom, Inc. (a) (b)	57,300	1,395,828
QUALCOMM, Inc. (a)	114,660	5,087,464

		16,738,896

Computers & Peripherals—3.2%
Apple, Inc. (b)	19,200	3,214,848
Dell, Inc. (b)	129,700	2,837,836
International Business Machines Corp.	11,730	1,390,357
NetApp, Inc. (b)	32,100	695,286
SanDisk Corp. (a) (b)	185,600	3,470,720
Seagate Technology (b)	52,500	1,004,325
Sun Microsystems, Inc. (a) (b)	83,325	906,576

		13,519,948

Construction & Engineering—1.1%
Fluor Corp.	24,100	4,484,528

Construction Materials—0.2%
Vulcan Materials Co. (a)	12,900	771,162

Consumer Finance—0.5%
Capital One Financial Corp. (a)	20,900	794,409
SLM Corp.	70,000	1,354,500

		2,148,909

Diversified Financial Services—2.5%
JPMorgan Chase & Co.	300,972	10,326,349

Diversified Telecommunication Services—2.6%
AT&T, Inc.	161,877	5,453,636
Level 3 Communications, Inc. (a) (b)	543,900	1,604,505
tw telecom, inc. (a) (b)	177,200	2,840,516
Verizon Communications, Inc. (a)	25,238	893,425

		10,792,082

Electric Utilities—0.7%
Edison International	37,400	1,921,612
Pinnacle West Capital Corp.	36,000	1,107,720

		3,029,332

Electrical Equipment—0.5%
Cooper Industries, Ltd. (Class A) (a)	21,400	845,300
Emerson Electric Co.	29,100	1,438,995

		2,284,295

Electronic Equipment & Instruments—1.5%
Agilent Technologies, Inc. (b)	64,305	2,285,400

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Electronic Equipment & Instruments—(Continued)
Flextronics International, Ltd. (b)	88,500	$831,900
Jabil Circuit, Inc.	181,310	2,975,297

		6,092,597

Energy Equipment & Services—4.1%
Baker Hughes, Inc.	19,610	1,712,738
BJ Services Co.	95,900	3,063,046
Schlumberger, Ltd.	59,100	6,349,113
Weatherford International, Ltd. (b)	120,200	5,960,718

		17,085,615

Food & Staples Retailing—0.4%
Costco Wholesale Corp. (a)	11,900	834,666
Walgreen Co.	25,900	842,009

		1,676,675

Food Products—2.7%
Campbell Soup Co.	39,500	1,321,670
General Mills, Inc.	13,600	826,472
Kraft Foods, Inc. (Class A)	184,836	5,258,584
Sara Lee Corp. (a)	220,600	2,702,350
Unilever NV (NY Shares)	48,500	1,377,400

		11,486,476

Health Care Equipment & Supplies—2.8%
Baxter International, Inc.	127,400	8,145,956
Lumenis, Ltd. (a) (b) (c)	520	546
Medtronic, Inc. (a)	71,400	3,694,950

		11,841,452

Health Care Providers & Services—1.7%
Aetna, Inc.	23,000	932,190
DaVita, Inc. (b)	36,300	1,928,619
UnitedHealth Group, Inc.	157,000	4,121,250

		6,982,059

Health Care Technology—0.5%
Cerner Corp. (a) (b)	45,000	2,033,100

Hotels, Restaurants & Leisure—0.7%
Carnival Corp.	32,300	1,064,608
Las Vegas Sands Corp. (a) (b)	28,000	1,328,320
Wynn Resorts, Ltd. (a) (b)	7,200	585,720

		2,978,648

Household Durables—0.1%
Jarden Corp. (a) (b)	24,100	439,584

Household Products—0.4%
Energizer Holdings, Inc. (a) (b)	22,900	1,673,761

Independent Power Producers & Energy Traders—0.3%
The AES Corp. (b)	56,300	1,081,523

Security Description	Shares	Value*

Industrial Conglomerates—1.7%
General Electric Co.	240,900	$6,429,621
Tyco International, Ltd. (a)	19,800	792,792

		7,222,413

Insurance—3.1%
Aflac, Inc.	30,000	1,884,000
AMBAC Financial Group, Inc. (a) (b)	117,000	156,780
American International Group, Inc.	166,500	4,405,590
Berkshire Hathaway, Inc. (Class A) (b)	17	2,052,750
Marsh & McLennan Cos., Inc.	38,400	1,019,520
MBIA, Inc. (a) (b)	83,800	367,882
The Progressive Corp. (a)	82,400	1,542,528
XL Capital, Ltd. (Class A)	82,800	1,702,368

		13,131,418

Internet Software & Services—4.2%
eBay, Inc. (b)	99,420	2,717,149
Google, Inc. (b)	23,730	12,491,946
Yahoo!, Inc. (b)	125,880	2,600,681

		17,809,776

IT Services—1.5%
Affiliated Computer Services, Inc. (Class A) (b)	16,100	861,189
Cognizant Technology Solutions Corp. (Class A) (b)	25,700	835,507
Paychex, Inc.	77,900	2,436,712
VeriFone Holdings, Inc. (a) (b)	87,300	1,043,235
Visa, Inc.	13,600	1,105,816

		6,282,459

Machinery—1.2%
Danaher Corp.	23,900	1,847,470
Illinois Tool Works, Inc. (a)	58,000	2,755,580
Parker-Hannifin Corp.	7,500	534,900

		5,137,950

Media—3.0%
CBS Corp. (Class B)	103,750	2,022,088
Comcast Corp. (Class A) (b)	50,100	950,397
Gannett Co., Inc. (a)	90,600	1,963,302
Omnicom Group, Inc. (a)	16,400	736,032
The Walt Disney Co.	115,600	3,606,720
Time Warner Cable, Inc. (Class A) (a) (b)	55,600	1,472,288
Time Warner, Inc. (a)	92,300	1,366,040
Viacom, Inc. (Class B) (b)	22,650	691,731

		12,808,598

Metals & Mining—3.6%
Allegheny Technologies, Inc. (a)	65,600	3,888,768
Barrick Gold Corp.	130,100	5,919,550
Cleveland-Cliffs, Inc.	24,800	2,955,912
Freeport-McMoRan Copper & Gold, Inc.	15,600	1,828,164
Nucor Corp.	9,100	679,497

		15,271,891

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Multi-Utilities—0.2%
CMS Energy Corp. (a)	58,700	$874,630

Multiline Retail—2.6%
Nordstrom, Inc. (a)	95,500	2,893,650
Target Corp.	176,200	8,191,538

		11,085,188

Oil, Gas & Consumable Fuels—5.2%
Anadarko Petroleum Corp.	23,200	1,736,288
Chevron Corp.	33,433	3,314,213
ConocoPhillips	44,900	4,238,111
EOG Resources, Inc.	13,000	1,705,600
Exxon Mobil Corp.	32,499	2,864,137
Marathon Oil Corp.	95,000	4,927,650
Royal Dutch Shell, Plc. (A Shares) (ADR)	27,400	2,238,854
Royal Dutch Shell, Plc. (B Shares) (ADR)	8,744	700,482

		21,725,335

Personal Products—0.2%
Bare Escentuals, Inc. (a) (b)	40,000	749,200

Pharmaceuticals—6.3%
Abbott Laboratories	51,900	2,749,143
Allergan, Inc.	66,860	3,480,063
AstraZeneca, Plc. (ADR) (a)	112,600	4,788,878
Bristol-Myers Squibb Co.	102,700	2,108,431
Forest Laboratories, Inc. (b)	120,560	4,188,254
Pfizer, Inc.	143,700	2,510,439
Sanofi-Aventis (ADR)	69,800	2,319,454
Schering-Plough Corp.	23,400	460,746
Sepracor, Inc. (a) (b)	77,790	1,549,577
Teva Pharmaceutical Industries, Ltd. (ADR)	21,800	998,440
Wyeth	31,900	1,529,924

		26,683,349

Real Estate Investment Trusts—0.0%
Host Hotels & Resorts, Inc. (a)	6,576	89,763

Semiconductors & Semiconductor Equipment—4.5%
Altera Corp. (b)	30,300	627,210
Applied Materials, Inc.	345,801	6,601,341
ASML Holding NV	13,075	319,030
Intel Corp.	149,000	3,200,520
KLA-Tencor Corp. (a)	128,900	5,247,519
Lam Research Corp. (b)	23,800	860,370
Microchip Technology, Inc.	24,000	732,960
Micron Technology, Inc. (a) (b)	256,900	1,541,400

		19,130,350

Software—2.1%
Adobe Systems, Inc. (b)	54,500	2,146,755
Microsoft Corp.	173,230	4,765,557
Oracle Corp. (b)	82,100	1,724,100

		8,636,412

Security Description	Shares	Value*

Specialty Retail—2.4%
Best Buy Co., Inc.	132,200	$5,235,120
Lowe’s Cos., Inc.	78,800	1,635,100
The Home Depot, Inc.	71,458	1,673,546
Urban Outfitters, Inc. (a) (b)	54,800	1,709,212

		10,252,978

Textiles, Apparel & Luxury Goods—0.8%
Coach, Inc. (b)	22,900	661,352
Hanesbrands, Inc. (a) (b)	87,387	2,371,683
Phillips-Van Heusen Corp.	11,100	406,482

		3,439,517

Thrifts & Mortgage Finance—2.8%
Astoria Financial Corp. (a)	24,200	485,936
Federal Home Loan Mortgage Corp.	183,700	3,012,680
Federal National Mortgage Association	185,100	3,611,301
Hudson City Bancorp, Inc.	203,200	3,389,376
Washington Mutual, Inc. (a)	281,500	1,387,795

		11,887,088

Tobacco—1.4%
Altria Group, Inc.	81,300	1,671,528
Philip Morris International, Inc.	82,700	4,084,553

		5,756,081

Water Utilities—0.3%
American Water Works Co., Inc. (b)	60,300	1,337,454

Wireless Telecommunication Services—0.6%
American Tower Corp. (Class A) (b)	54,970	2,322,483

Total Common Stock (Identified Cost $461,846,409)		411,905,072

Preferred Stock—0.6%

Commercial Banks—0.1%
Fifth Third Bancorp	4,200	449,400

Consumer Finance—0.1%
SLM Corp.	320	314,040

Pharmaceuticals—0.2%
Schering-Plough Corp.	5,000	955,938

Thrifts & Mortgage Finance—0.2%
Washington Mutual, Inc.	920	540,040

Total Preferred Stock (Identified Cost $2,892,179)		2,259,418

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income-Convertible—0.2%

Security Description	Face Amount	Value*

Automobiles—0.2%
Ford Motor Co. 4.250%, 12/15/36	$1,284,000	$934,110

Total Fixed Income-Convertible (Identified Cost $1,291,980)		934,110

Short Term Investments—10.5%

Mutual Funds—9.3%
State Street Navigator Securities Lending Prime Portfolio (d)	39,402,313	39,402,313

Security Description	Face Amount	Value*

Repurchase Agreement—1.2%
State Street Repurchase Agreement dated 06/30/08 at 0.700% to be repurchased at $4,939,096 on 07/01/08, collateralized by $4,780,000 Federal Home Loan Mortgage Corp. 5.000% due 07/15/14 with a value of $5,042,900.	$4,939,000	$4,939,000

Total Short Term Investments (Identified Cost $44,341,313)		44,341,313

Total Investments—109.1% (Identified Cost $510,371,881) (e)		459,439,913
Liabilities in excess of other assets		(38,282,367)

Total Net Assets—100%		$421,157,546

(a)	A portion or all of the security was held on loan. As of June 30, 2008, the market value of securities loaned was $37,494,450 and the collateral received consisted of cash in the amount of $39,402,313. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Security was valued in good faith under procedures established by the Board of Directors.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $510,371,881 and the composition of unrealized appreciation and depreciation of investment securities was $42,580,750 and $(93,512,718), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$452,296,279	$0
Level 2 - Other Significant Observable Inputs	7,143,088	0
Level 3 - Significant Unobservable Inputs	546	0
Total	$459,439,913	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a) (b)		$459,439,913
Cash		3,217,076
Receivable for:
Securities sold		2,179,455
Fund shares sold		16,959
Accrued interest and dividends		451,055
Foreign taxes		26,133

Total Assets		465,330,591
Liabilities
Payable for:
Securities purchased	$3,933,337
Fund shares redeemed	467,512
Collateral for securities loaned	39,402,313
Accrued expenses:
Management fees	247,801
Service and distribution fees	19,233
Deferred directors’ fees	2,564
Other expenses	100,285

Total Liabilities		44,173,045

Net Assets		$421,157,546

Net assets consists of:
Capital paid in		$519,109,379
Undistributed net investment income		2,468,089
Accumulated net realized losses		(49,487,954)
Unrealized depreciation on investments		(50,931,968)

Net Assets		$421,157,546

Computation of offering price:
Class A
Net asset value and redemption price per share ($333,248,935 divided by 35,704,615 shares outstanding)		$9.33

Class B
Net asset value and redemption price per share ($87,908,611 divided by 9,462,394 shares outstanding)		$9.29

(a) Identified cost of investments		$510,371,881

(b)	Includes cash collateral for securities loaned of $39,402,313.

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends		$4,172,637 (a)
Interest		148,308 (b)

		4,320,945
Expenses
Management fees	$1,565,120
Service and distribution fees—Class B	122,166
Directors’ fees and expenses	14,438
Custodian	26,778
Audit and tax services	17,780
Legal	3,402
Printing	64,118
Insurance	3,499
Miscellaneous	5,083

Total Expenses	1,822,384
Expense reductions	(8,101)	1,814,283

Net Investment Income		2,506,662

Realized and Unrealized Loss
Realized loss on:
Investments—net		(5,283,746)
Change in unrealized depreciation on:
Investments—net		(67,215,029)

Net loss		(72,498,775)

Net Decrease in Net Assets From Operations		$(69,992,113)

(a)	Net of foreign taxes of $53,262.
(b)	Includes income on securities loaned of $78,691.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$2,506,662	$4,775,998
Net realized gain (loss)	(5,283,746)	61,359,492
Change in unrealized depreciation	(67,215,029)	(65,773,349)

Increase (decrease) in net assets from operations	(69,992,113)	362,141

From Distributions to Shareholders
Net investment income
Class A	(3,935,663)	(2,110,792)
Class B	(777,776)	(268,916)

	(4,713,439)	(2,379,708)

Net realized gain
Class A	(44,593,601)	(26,256,976)
Class B	(12,008,512)	(6,493,530)

	(56,602,113)	(32,750,506)

Total distributions	(61,315,552)	(35,130,214)

Increase in net assets from capital share transactions	29,347,102	4,604,611

Total decrease in net assets	(101,960,563)	(30,163,462)

Net Assets
Beginning of the period	523,118,109	553,281,571

End of the period	$421,157,546	$523,118,109

Undistributed Net Investment Income
End of the period	$2,468,089	$4,674,866

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	771,039	$8,257,457	4,411,021	$57,665,708
Reinvestments	4,734,562	48,529,264	2,183,816	28,367,768
Redemptions	(3,088,180)	(33,726,549)	(6,902,715)	(91,386,169)

Net increase (decrease)	2,417,421	$23,060,172	(307,878)	$(5,352,693)

Class B
Sales	224,454	$2,420,862	1,765,336	$23,167,316
Reinvestments	1,252,330	12,786,288	522,600	6,762,446
Redemptions	(831,394)	(8,920,220)	(1,517,326)	(19,972,458)

Net increase	645,390	$6,286,930	770,610	$9,957,304

Increase derived from capital share transactions		$29,347,102		$4,604,611

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005		2004	2003
Net Asset Value, Beginning of Period	$12.44		$13.30	$12.33	$11.66		$10.81	$7.90

Income From Investment Operations
Net investment income	0.12	(a)	0.12 (a)	0.11	0.09		0.09	0.07
Net realized and unrealized gain (loss) of investments	(1.70)		(0.09)	1.13	0.58		0.91	2.89

Total from investment operations	(1.58)		0.03	1.24	0.67		1.00	2.96

Less Distributions
Distributions from net investment income	(0.12)		(0.07)	(0.13)	(0.00	)(b)	(0.15)	(0.05)
Distributions from net realized capital gains	(1.41)		(0.82)	(0.14)	0.00		0.00	0.00

Total distributions	(1.53)		(0.89)	(0.27)	(0.00)		(0.15)	(0.05)

Net Asset Value, End of Period	$9.33		$12.44	$13.30	$12.33		$11.66	$10.81

Total Return (%)	(13.8	)(c)	(0.1)	10.1	5.8		9.3	37.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	(d)	0.71	0.73	0.73		0.75	0.76
Ratio of operating expenses to average net assets after expense reductions (%) (e)	0.73	(d)	0.71	0.73	0.73		0.74	0.74
Ratio of net investment income to average net assets (%)	1.13	(d)	0.89	0.76	0.73		0.77	0.65
Portfolio turnover rate (%)	44	(d)	45	42	29		45	27
Net assets, end of period (000)	$333,249		$414,065	$446,828	$426,968		$455,938	$351,867

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.37		$13.23	$12.27	$11.63	$10.78	$7.89

Income From Investment Operations
Net investment income	0.09	(a)	0.08 (a)	0.06	0.06	0.07	0.04
Net realized and unrealized gain (loss) of investments	(1.67)		(0.09)	1.14	0.58	0.90	2.90

Total from investment operations	(1.58)		(0.01)	1.20	0.64	0.97	2.94

Less Distributions
Distributions from net investment income	(0.09)		(0.03)	(0.10)	0.00	(0.12)	(0.05)
Distributions from net realized capital gains	(1.41)		(0.82)	(0.14)	0.00	0.00	0.00

Total distributions	(1.50)		(0.85)	(0.24)	(0.00)	(0.12)	(0.05)

Net Asset Value, End of Period	$9.29		$12.37	$13.23	$12.27	$11.63	$10.78

Total Return (%)	(13.9	)(c)	(0.3)	9.8	5.5	9.0	37.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.98	(d)	0.96	0.98	0.98	1.00	1.01
Ratio of operating expenses to average net assets after expense reductions (%) (e)	0.98	(d)	0.96	0.98	0.98	0.99	0.99
Ratio of net investment income to average net assets (%)	0.88	(d)	0.64	0.51	0.48	0.56	0.39
Portfolio turnover rate (%)	44	(d)	45	42	29	45	27
Net assets, end of period (000)	$87,909		$109,053	$106,454	$89,728	$68,440	$28,420

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions for the period were less than $0.01.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Capital Guardian U.S. Equity Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A and Class B. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-12

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

MSF-13

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

As of December 31, 2007, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/09	Expiring 12/31/08	Total
$8,209,090	$34,687,599	$42,896,689

The utilization of the capital loss carryforward acquired as part of a merger may be limited under section 382 of the Internal Revenue Code.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$5,251,860	$4,970,445	$29,878,354	$5,560,669	$—	$—	$35,130,214	$10,531,114

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$4,824,890	$56,343,609	$15,088,793	$(42,896,689)	$33,360,603

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$101,464,996	$0	$132,870,598

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolio’s average daily net asset levels
$1,565,120	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

MSF-14

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Capital Guardian Trust Company is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2008 are footnoted in the Schedule of Investments.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-15

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-16

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Managed by Davis Selected Advisers LP

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the Davis Venture Value Portfolio returned -11.7%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned -11.9%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Value Funds Universe2, was -13.7% over the same period.

PORTFOLIO REVIEW

The energy sector of the S&P 500 Index turned in the strongest performance over the six-month period. The financial, telecommunication service and industrial sectors of the S&P 500 Index turned in the weakest performance over the six-month period.

Energy companies were the most important contributors to the Portfolio’s performance over the six-month period. The Portfolio’s energy companies out-performed the corresponding sector within the S&P 500 Index (up 20% versus up 9% for the Index) and the Portfolio also benefited from a higher relative weighting in this sector (16% versus 14% for the Index). ConocoPhillips, Occidental Petroleum, Devon Energy, EOG Resources, and Canadian Natural Resources were among the top contributors to performance. Our recent performance in this sector reflects primarily strong production by the individual energy businesses held in the Portfolio coupled with a higher price environment. Whereas West Texas Intermediate crude averaged roughly $72 a barrel in 2007, year to date through June 30 the price per barrel has exceeded $140.

The portfolio managers have identified a number of investment opportunities in foreign companies, which led the Portfolio to end the six month period with approximately 14% of its assets invested in foreign companies. As a group, the foreign companies owned by the Portfolio out-performed the S&P 500 Index over the period.

The Portfolio’s financial companies out-performed the corresponding sector within the S&P 500 Index (down 25% versus down 30% for the Index), but were still the largest detractors from performance. A higher relative average weighting in this sector (32% versus 17% for the Index) detracted from both absolute and relative performance. While Millea Holdings (changed name to Tokio Marine Holdings in July 2008) and Visa (purchased in March) were among the top contributors to performance, American International Group, Wachovia, American Express, Berkshire Hathaway, JPMorgan Chase, Bank of New York Mellon, Merrill Lynch, and Ambac were among the top detractors from performance.

The weak performance of the Portfolio’s materials sector holdings (down 13% versus up 1% for the Index) and health care sector holdings (down 26% versus down 13% for the Index) detracted from both absolute and relative performance. UnitedHealth Group, a health care company, was among the top detractors from performance.

* The views expressed above are those of the subadvisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-1

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX

Average Annual Returns as of June 30, 2008

	Davis Venture Value Portfolio			S&P 500 Index
	Class A	Class B	Class E
6 Months	-11.7%	-11.8%	-11.7%	-11.9%
1 Year	-13.8	-14.0	-13.9	-13.1
5 Year	8.9	8.6	8.7	7.6
10 Year	5.5	—	—	2.9
Since Inception	—	9.0	3.8	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02, 2/20/01 respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2008

Top Holdings

% of Total Net Assets
ConocoPhillips	4.6%
Costco Wholesale Corp.	4.4%
Devon Energy Corp.	4.0%
EOG Resources, Inc.	3.5%
American Express Co.	3.3%
Berkshire Hathaway, Inc.	3.3%
Occidental Petroleum Corp.	2.8%
Canadian Natural Resources, Ltd.	2.7%
JPMorgan Chase & Co.	2.7%
Philip Morris International, Inc.	2.6%

Top Sectors

% of Equity Market Value
Financials	30.1%
Energy	20.0%
Consumer Staples	14.2%
Consumer Discretionary	11.0%
Information Technology	10.2%
Industrials	5.5%
Materials	4.4%
Health Care	3.8%
Telecomm Services	0.5%
Utilities	0.3%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
Davis Venture Value—Class A	Actual	0.73%	$1,000.00	$883.40	$3.42
	Hypothetical	0.73%	$1,000.00	$1,021.18	$3.67

Davis Venture Value—Class B	Actual	0.98%	$1,000.00	$882.30	$4.59
	Hypothetical	0.98%	$1,000.00	$1,019.93	$4.92

Davis Venture Value—Class E	Actual	0.88%	$1,000.00	$882.80	$4.12
	Hypothetical	0.88%	$1,000.00	$1,020.43	$4.42

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—97.4% of Total Net Assets

Security Description	Shares	Value*

Air Freight & Logistics—0.5%
Toll Holdings, Ltd. (AUD) (a)	649,665	$3,750,597
United Parcel Service, Inc. (Class B)	278,800	17,137,836

		20,888,433

Automobiles—0.8%
Harley-Davidson, Inc. (a)	928,270	33,659,070

Beverages—2.2%
Diageo, Plc. (ADR)	785,900	58,054,433
Heineken Holding NV (EUR)	775,143	35,427,212

		93,481,645

Capital Markets—5.5%
Ameriprise Financial, Inc.	562,196	22,864,511
E*TRADE Financial Corp. (a) (b)	958,200	3,008,748
Merrill Lynch & Co., Inc. (a)	2,866,900	90,909,399
Morgan Stanley	383,510	13,833,206
State Street Corp.	198,800	12,721,212
The Bank of New York Mellon Corp.	2,333,364	88,271,160

		231,608,236

Commercial Banks—2.7%
Toronto-Dominion Bank (a)	438,513	27,306,204
Wachovia Corp. (a)	1,395,320	21,669,320
Wells Fargo & Co. (a)	2,750,200	65,317,250

		114,292,774

Commercial Services & Supplies—0.7%
The Dun & Bradstreet Corp.	333,800	29,254,232

Communications Equipment—0.5%
Cisco Systems, Inc. (b)	971,700	22,601,742

Computers & Peripherals—1.7%
Dell, Inc. (b)	1,533,320	33,549,042
Hewlett-Packard Co.	829,500	36,672,195

		70,221,237

Construction Materials—1.6%
Martin Marietta Materials, Inc. (a)	384,700	39,851,073
Vulcan Materials Co. (a)	440,300	26,321,134

		66,172,207

Consumer Finance—3.4%
American Express Co.	3,745,000	141,074,150
Discover Financial Services (a)	281,535	3,707,816

		144,781,966

Containers & Packaging—1.2%
Sealed Air Corp. (a)	2,724,100	51,785,141

Diversified Consumer Services—1.2%
H&R Block, Inc. (a)	2,269,330	48,563,662

Security Description	Shares	Value*

Diversified Financial Services—3.8%
Citigroup, Inc.	1,035,873	$17,361,231
JPMorgan Chase & Co.	3,299,508	113,206,120
Moody’s Corp. (a)	892,100	30,723,924

		161,291,275

Electronic Equipment & Instruments—1.7%
Agilent Technologies, Inc. (b)	1,309,270	46,531,456
Tyco Electronics, Ltd.	660,462	23,657,749

		70,189,205

Energy Equipment & Services—1.1%
Transocean, Inc. (a) (b)	305,164	46,503,942

Food & Staples Retailing—6.2%
Costco Wholesale Corp.	2,655,700	186,270,798
CVS Caremark Corp.	1,675,691	66,307,093
Whole Foods Market, Inc. (a)	371,600	8,803,204

		261,381,095

Food Products—0.2%
Hershey Co. (a)	235,352	7,714,838

Health Care Equipment & Supplies—0.7%
Covidien, Ltd.	658,342	31,527,998

Health Care Providers & Services—2.5%
Cardinal Health, Inc.	505,100	26,053,058
Express Scripts, Inc. (b)	617,400	38,723,328
UnitedHealth Group, Inc. (a)	1,593,430	41,827,537

		106,603,923

Household Durables—0.3%
Garmin, Ltd. (a)	181,500	7,775,460
Hunter Douglas NV (EUR) (a)	112,851	6,822,235

		14,597,695

Household Products—1.3%
Procter & Gamble Co.	874,300	53,166,183

Independent Power Producers & Energy Traders—0.2%
The AES Corp. (b)	550,500	10,575,105

Industrial Conglomerates—2.4%
General Electric Co.	2,015,100	53,783,019
Siemens AG (EUR)	174,237	19,297,183
Tyco International, Ltd. (a)	658,462	26,364,818

		99,445,020

Insurance—13.2%
AMBAC Financial Group, Inc. (a)	1,290,137	1,728,784
American International Group, Inc.	3,327,007	88,032,605
Aon Corp.	859,900	39,503,806
Berkshire Hathaway, Inc. (Class A) (b)	1,123	135,602,250
Berkshire Hathaway, Inc. (Class B) (a) (b)	1,326	5,319,912

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Insurance—(Continued)
Everest Re Group, Ltd.	61,800	$4,926,078
Loews Corp. (a)	2,250,700	105,557,830
Markel Corp. (b)	8,600	3,156,200
MBIA, Inc. (a) (b)	340,130	1,493,171
Millea Holdings, Inc. (JPY)	693,200	26,980,112
NIPPONKOA Insurance Co., Ltd. (JPY) (a)	2,408,300	20,935,234
Principal Financial Group, Inc. (a)	258,500	10,849,245
Sun Life Financial, Inc. (a)	149,200	6,109,740
The Progressive Corp. (a)	3,919,400	73,371,168
Transatlantic Holdings, Inc. (a)	593,256	33,501,166

		557,067,301

Internet & Catalog Retail—0.5%
Amazon.com, Inc. (a) (b)	178,500	13,089,405
Liberty Media Interactive (Series A) (a) (b)	618,150	9,123,894

		22,213,299

Internet Software & Services—1.2%
eBay, Inc. (b)	395,600	10,811,748
Google, Inc. (Class A) (b)	76,533	40,288,502

		51,100,250

IT Services—1.6%
Iron Mountain, Inc. (a) (b)	1,921,550	51,017,153
Visa, Inc.	223,740	18,192,299

		69,209,452

Machinery—0.1%
Paccar, Inc. (a)	65,500	2,739,865

Marine—0.4%
China Shipping Development Co., Ltd. (HKD)	6,224,000	18,629,494

Media—5.6%
Comcast Corp. (Special Class A)	4,617,522	86,624,713
Grupo Televisa S.A. (ADR)	2,028,060	47,902,777
Lagardere S.C.A. (EUR) (a)	136,796	7,775,865
Liberty Media Capital (Series A) (b)	124,390	1,791,216
Liberty Media Entertainment (Series A) (a) (b)	497,560	12,055,879
News Corp. (Class A)	3,411,400	51,307,456
Virgin Media, Inc. (a)	71,455	972,502
WPP Group, Plc. (ADR) (a)	556,800	26,626,176

		235,056,584

Metals & Mining—1.0%
BHP Billiton, Plc. (GBP)	438,822	16,845,112
Rio Tinto, Plc. (GBP)	195,300	23,931,596

		40,776,708

Multiline Retail—0.3%
Sears Holdings Corp. (a) (b)	148,730	10,955,452

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—18.4%
Canadian Natural Resources, Ltd.	1,154,000	$115,688,500
China Coal Energy Co. (H Shares) (HKD) (a)	14,471,900	25,252,774
ConocoPhillips	2,059,028	194,351,653
Devon Energy Corp.	1,402,716	168,550,354
EOG Resources, Inc. (a)	1,129,100	148,137,920
Occidental Petroleum Corp.	1,316,400	118,291,704
OGX Petroleo e Gas Participacoes S.A. (BRL) (b)	5,900	4,697,069

		774,969,974

Paper & Forest Products—0.5%
Sino-Forest Corp. (CAD) (b)	1,231,700	21,595,408

Personal Products—0.3%
Avon Products, Inc.	338,827	12,204,548

Pharmaceuticals—0.5%
Johnson & Johnson	298,200	19,186,188

Real Estate Management & Development—0.7%
Brookfield Asset Management, Inc.	353,275	11,495,568
Hang Lung Group, Ltd. (HKD) (a)	3,619,000	16,059,429

		27,554,997

Road & Rail—0.4%
Asciano Group, Ltd. (AUD) (a)	481,729	1,602,725
Kuehne & Nagel International AG (CHF)	177,555	16,816,946

		18,419,671

Semiconductors & Semiconductor Equipment—1.2%
Texas Instruments, Inc.	1,805,800	50,851,328

Software—2.0%
Microsoft Corp.	3,137,900	86,323,629

Specialty Retail—2.0%
Bed Bath & Beyond, Inc. (a) (b)	1,240,600	34,860,860
Carmax, Inc. (a) (b)	1,750,520	24,839,879
Lowe’s Cos., Inc.	661,800	13,732,350
Staples, Inc.	390,900	9,283,875

		82,716,964

Tobacco—3.7%
Altria Group, Inc. (a)	2,255,800	46,379,248
Philip Morris International, Inc.	2,255,800	111,413,962

		157,793,210

Transportation Infrastructure—0.9%
China Merchants Holdings International Co., Ltd. (HKD) (a)	7,979,782	30,790,385
Cosco Pacific, Ltd. (HKD) (a) (c)	4,661,900	7,631,729

		38,422,114

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Wireless Telecommunication Services—0.5%
Sprint Nextel Corp. (b)	2,307,200	$21,918,400

Total Common Stock (Identified Cost $3,558,715,497)		4,110,011,460

Units—0.2%

Textiles, Apparel & Luxury Goods—0.2%
Compagnie Financière Richemont S.A. (CHF)	150,900	8,342,861

Total Units (Identified Cost $8,883,351)		8,342,861

Short Term Investments—11.9%
Security Description	Face Amount/Shares	Value*

Commercial Paper—2.6%
Intesa Funding, LLC 2.250%, 07/01/08	$57,106,000	$57,106,000
2.250%, 07/03/08	50,000,000	49,993,195
Rabobank USA Financial, Co. 2.240%, 07/01/08	1,927,000	1,927,000

		109,026,195

Mutual Funds—9.3%
State Street Navigator Securities Lending Prime Portfolio (d)	392,665,303	392,665,303

Total Short Term Investments (Identified Cost $501,691,498)		501,691,498

Total Investments—109.5% (Identified Cost $4,069,290,346) (e)		4,620,045,819
Liabilities in excess of other assets		(402,228,287)

Total Net Assets—100%		$4,217,817,532

(a)	A portion or all of the security was held on loan. As of June 30, 2008, the market value of securities loaned was $374,492,376 and the collateral received consisted of cash in the amount of $392,665,303 and non-cash collateral with a value of $795,415. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Non-Income Producing.
(c)	Security was valued in good faith under procedures established by the Board of Directors.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $4,069,290,346 and the composition of unrealized appreciation and depreciation of investment securities was $1,060,358,745 and $(509,603,272), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$4,171,470,842	$0
Level 2 - Other Significant Observable Inputs	448,574,977	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$4,620,045,819	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-7

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a) (c)		$4,620,045,819
Foreign cash at value (b)		910,408
Receivable for:
Securities sold		116,117
Fund shares sold		1,772,626
Accrued interest and dividends		4,738,554
Foreign taxes		56,104

Total Assets		4,627,639,628
Liabilities
Payable for:
Securities purchased	$9,051,965
Fund shares redeemed	4,533,599
Withholding taxes	54,878
Collateral for securities loaned	392,665,303
Due to custodian bank	159,044
Accrued expenses:
Management fees	2,544,871
Service and distribution fees	230,914
Deferred directors’ fees	27,348
Other expenses	554,174

Total Liabilities		409,822,096

Net Assets		$4,217,817,532

Net assets consists of:
Capital paid in		$3,586,940,854
Undistributed net investment income		23,582,991
Accumulated net realized gains		56,534,736
Unrealized appreciation on investments and foreign currency		550,758,951

Net Assets		$4,217,817,532

Computation of offering price:
Class A
Net asset value and redemption price per share ($2,752,617,441 divided by 86,960,643 shares outstanding)		$31.65

Class B
Net asset value and redemption price per share ($466,782,982 divided by 14,828,377 shares outstanding)		$31.48

Class E
Net asset value and redemption price per share ($998,417,109 divided by 31,684,466 shares outstanding)		$31.51

(a) Identified cost of investments		$4,069,290,346

(b) Identified cost of foreign cash		$905,343

(c)	Includes cash collateral for securities loaned of $392,665,303.

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends		$36,901,380 (a)
Interest		4,706,821 (b)

		41,608,201
Expenses
Management fees	$15,648,948
Service and distribution fees—Class B	584,811
Service and distribution fees—Class E	809,622
Directors’ fees and expenses	11,243
Custodian	215,626
Audit and tax services	17,781
Legal	34,497
Printing	425,244
Insurance	27,601
Miscellaneous	97,005

Total Expenses	17,872,378
Expense reductions	(5,540)	17,866,838

Net Investment Income		23,741,363

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	56,813,578
Futures contracts—net	1,035,663
Foreign currency transactions—net	42,344	57,891,585

Change in unrealized depreciation on:
Investments—net	(640,916,070)
Foreign currency transactions—net	(1,146)	(640,917,216)

Net loss		(583,025,631)

Net Decrease in Net Assets From Operations		$(559,284,268)

(a)	Net of foreign taxes of $560,077.
(b)	Includes income on securities loaned of $2,570,993.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$23,741,363	$53,942,307
Net realized gain	57,891,585	134,312,074
Change in unrealized depreciation	(640,917,216)	(3,435,879)

Increase (decrease) in net assets from operations	(559,284,268)	184,818,502

From Distributions to Shareholders
Net investment income
Class A	(36,794,851)	(21,061,873)
Class B	(4,483,109)	(2,489,165)
Class E	(11,473,648)	(8,444,356)

	(52,751,608)	(31,995,394)

Net realized gain
Class A	(15,316,517)	0
Class B	(2,378,235)	0
Class E	(5,484,656)	0

	(23,179,408)	0

Total distributions	(75,931,016)	(31,995,394)

Increase (decrease) in net assets from capital share transactions	(21,232,962)	624,349,038

Total increase (decrease) in net assets	(656,448,246)	777,172,146

Net Assets
Beginning of the period	4,874,265,778	4,097,093,632

End of the period	$4,217,817,532	$4,874,265,778

Undistributed Net Investment Income
End of the period	$23,582,991	$52,593,236

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	8,672,822	$297,962,236	29,142,259	$1,061,299,488
Reinvestments	1,506,109	52,111,368	577,512	21,061,873
Redemptions	(10,574,485)	(367,503,818)	(11,011,385)	(400,478,491)

Net increase (decrease)	(395,554)	$(17,430,214)	18,708,386	$681,882,870

Class B
Sales	1,744,335	$59,608,271	3,829,951	$138,472,695
Reinvestments	199,284	6,861,344	68,610	2,489,165
Redemptions	(688,030)	(23,197,206)	(1,466,918)	(53,162,469)

Net increase	1,255,589	$43,272,409	2,431,643	$87,799,391

Class E
Sales	1,167,197	$39,476,503	4,143,510	$149,983,783
Reinvestments	492,116	16,958,304	232,563	8,444,356
Redemptions	(3,064,913)	(103,509,964)	(8,417,359)	(303,761,362)

Net decrease	(1,405,600)	$(47,075,157)	(4,041,286)	$(145,333,223)

Increase (decrease) derived from capital share transactions		$(21,232,962)		$624,349,038

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$36.44		$35.12	$30.91	$28.23	$25.27	$19.39

Income From Investment Operations
Net investment income	0.38	(a)	0.46 (a)	0.32 (a)	0.25	0.15	0.21
Net realized and unrealized gain (loss) of investments	(4.58)		1.15	4.16	2.63	2.96	5.75

Total from investment operations	(4.20)		1.61	4.48	2.88	3.11	5.96

Less Distributions
Distributions from net investment income	(0.42)		(0.29)	(0.27)	(0.20)	(0.15)	(0.08)
Distributions from net realized capital gains	(0.17)		0.00	0.00	0.00	0.00	0.00

Total distributions	(0.59)		(0.29)	(0.27)	(0.20)	(0.15)	(0.08)

Net Asset Value, End of Period	$31.65		$36.44	$35.12	$30.91	$28.23	$25.27

Total Return (%)	(11.7	)(b)	4.6	14.6	10.3	12.4	30.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	(c)	0.73	0.76	0.76	0.78	0.79
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.73	(c)	0.73	0.76	0.76	0.77	0.79
Ratio of net investment income to average net assets (%)	1.11	(c)	1.25	0.99	1.05	0.97	0.95
Portfolio turnover rate (%)	23	(c)	11	20	27	5	12
Net assets, end of period (000)	$2,752,617		$3,183,460	$2,410,877	$1,759,491	$1,413,953	$844,547

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$36.20		$34.89	$30.71	$28.07	$25.18	$19.33

Income From Investment Operations
Net investment income	0.29	(a)	0.36 (a)	0.24 (a)	0.17	0.14	0.07
Net realized and unrealized gain (loss) of investments	(4.51)		1.16	4.14	2.62	2.86	5.85

Total from investment operations	(4.22)		1.52	4.38	2.79	3.00	5.92

Less Distributions
Distributions from net investment income	(0.33)		(0.21)	(0.20)	(0.15)	(0.11)	(0.07)
Distributions from net realized capital gains	(0.17)		0.00	0.00	0.00	0.00	0.00

Total distributions	(0.50)		(0.21)	(0.20)	(0.15)	(0.11)	(0.07)

Net Asset Value, End of Period	$31.48		$36.20	$34.89	$30.71	$28.07	$25.18

Total Return (%)	(11.8	)(b)	4.3	14.3	10.0	12.0	30.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.98	(c)	0.98	1.01	1.02	1.03	1.04
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.98	(c)	0.98	1.01	1.01	1.02	1.04
Ratio of net investment income to average net assets (%)	0.87	(c)	1.00	0.74	0.77	0.92	0.73
Portfolio turnover rate (%)	23	(c)	11	20	27	5	12
Net assets, end of period (000)	$466,783		$491,276	$388,739	$202,221	$56,301	$547

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$36.25		$34.94	$30.76	$28.09	$25.18	$19.33

Income From Investment Operations
Net investment income	0.33	(a)	0.40 (a)	0.27 (a)	0.27	0.23	0.14
Net realized and unrealized gain (loss) of investments	(4.54)		1.15	4.14	2.56	2.82	5.78

Total from investment operations	(4.21)		1.55	4.41	2.83	3.05	5.92

Less Distributions
Distributions from net investment income	(0.36)		(0.24)	(0.23)	(0.16)	(0.14)	(0.07)
Distributions from net realized capital gains	(0.17)		0.00	0.00	0.00	0.00	0.00

Total distributions	(0.53)		(0.24)	(0.23)	(0.16)	(0.14)	(0.07)

Net Asset Value, End of Period	$31.51		$36.25	$34.94	$30.76	$28.09	$25.18

Total Return (%)	(11.7	)(b)	4.4	14.4	10.1	12.1	30.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.88	(c)	0.88	0.91	0.91	0.93	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.88	(c)	0.88	0.91	0.91	0.92	0.94
Ratio of net investment income to average net assets (%)	0.96	(c)	1.11	0.84	0.88	0.85	0.81
Portfolio turnover rate (%)	23	(c)	11	20	27	5	12
Net assets, end of period (000)	$998,417		$1,199,578	$1,297,477	$1,179,405	$1,189,119	$754,011

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Davis Venture Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-12

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-13

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

MSF-14

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$31,995,394	$26,693,142	$—	$—	$—	$—	$31,995,394	$26,693,142

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$52,636,502	$23,132,443	$1,190,366,285	$—	$1,266,135,230

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$543,302,264	$0	$508,052,664

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolio’s average daily net asset levels
$15,648,948	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Davis Selected Advisers, L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-15

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2008 are footnoted in the Schedule of Investments.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-16

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-17

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Managed by Fidelity Management & Research Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the FI Large Cap Portfolio returned -14.5%, compared to its benchmark, the Russell 1000 Growth Index1, which returned -9.1%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe2, was -10.7% over the same period.

PORTFOLIO REVIEW

The first half of 2008 experienced a host of economic headwinds that resulted in a loss of approximately 11%, as measured by the Russell 3000 Index. Asset write-downs on holdings of mortgage-related debt instruments proved to be the main catalyst behind the equity market’s weakness. Wall Street brokers and banks took massive write-downs on their balance sheets and stirred concerns among investors that further weakness in the U.S. housing market could lead to additional negative marks. The Federal Reserve took action to calm the credit markets by trimming interest rates by 2.25% over a series of meetings, before pausing in June due to concerns over inflation. Consumer discretionary stocks also suffered losses during the first half of 2008 due to ongoing concerns regarding consumer weakness. Surging commodity prices (oil, natural gas, corn, steel, etc.) proved to be one of the few bright spots in the equity markets, boosting returns for oil and natural gas providers, while also driving demand for fertilizer and agricultural products. Despite these recessionary pressures, the U.S. economy managed to show signs of expansion, due primarily to strong demand for U.S. exports fueled by the weak Dollar

For the 6-month period, the Portfolio underperformed the Russell 1000 Growth Index. The information technology and industrials sectors finished as the two largest detractors, while materials and financials provided the majority of positive returns for the period.

Underperformance within the information technology sector stemmed largely from our holdings of internet search provider Google. Shares of Google sold off sharply during the first quarter from peak valuations due to initial data points that suggested decelerating growth trends for Google’s U.S. Paid Click revenues, though shares rebounded partially on news that these data points were misinterpreted. Further weakness came when Google reported below-consensus fourth quarter earnings driven largely by slowing online advertising spending. The industrials sector was negatively affected by holdings in machinery companies that lagged the benchmark, due largely to slowing construction spending amid a weakening U.S. economy.

Conversely, the materials sector posted positive returns due to our holdings of vertically-integrated phosphate fertilizer producers that gained meaningfully from rising phosphate fertilizer demand and pricing. The financials sector’s return was supported by underweight holdings in companies with exposure to consumer credit and mortgage lending activity.

* The views expressed above are those of the subadvisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-1

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 1000 GROWTH INDEX

Average Annual Returns as of June 30, 2008

	FI Large Cap Portfolio			Russell 1000 Growth Index
	Class A	Class B	Class E
6 Months	-14.5%	-14.5%	-14.5%	-9.1%
1 Year	-13.9	-14.1	-14.1	-6.0
5 Year	4.5	—	—	7.3
10 Year	1.0	—	—	1.0
Since Inception	—	-4.4	-4.3	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 8/30/96, 5/2/06, 5/2/06, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2008

Top Holdings

% of Total Net Assets
Microsoft Corp.	5.4%
Apple, Inc.	4.8%
Google, Inc.	4.2%
Hewlett-Packard Co.	4.2%
Wal-Mart Stores, Inc.	4.0%
National Oilwell Varco, Inc.	2.8%
Oracle Corp.	2.6%
Genentech, Inc.	2.4%
Nuance Communications, Inc.	2.2%
Burger King Holdings, Inc.	2.0%

Top Sectors

% of Total Market Value
Information Technology	28.2%
Energy	14.7%
Health Care	13.6%
Industrials	10.8%
Consumer Discretionary	9.4%
Consumer Staples	8.9%
Materials	6.0%
Financials	5.3%
Utilities	1.1%
Telecommunication Services	0.6%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
FI Large Cap—Class A	Actual	0.89%	$1,000.00	$855.40	$4.11
	Hypothetical	0.89%	$1,000.00	$1,020.38	$4.47

FI Large Cap—Class B	Actual	1.14%	$1,000.00	$855.00	$5.26
	Hypothetical	1.14%	$1,000.00	$1,019.12	$5.72

FI Large Cap—Class E	Actual	1.04%	$1,000.00	$855.00	$4.80
	Hypothetical	1.04%	$1,000.00	$1,019.62	$5.22

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—99.4% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.9%
Lockheed Martin Corp.	40,500	$3,995,730
Raytheon Co.	64,300	3,618,804
United Technologies Corp.	58,290	3,596,493

		11,211,027

Auto Components—2.0%
BorgWarner, Inc. (a)	123,500	5,480,930
The Goodyear Tire & Rubber Co. (a)	134,100	2,391,003

		7,871,933

Beverages—2.0%
Molson Coors Brewing Co. (a)	72,600	3,944,358
PepsiCo, Inc.	16,900	1,074,671
The Coca-Cola Co.	52,500	2,728,950

		7,747,979

Biotechnology—4.1%
Biogen Idec, Inc. (b)	83,677	4,676,708
Genentech, Inc. (b)	122,100	9,267,390
OSI Pharmaceuticals, Inc. (a) (b)	52,200	2,156,904

		16,101,002

Chemicals—3.3%
CF Industries Holdings, Inc.	12,300	1,879,440
Monsanto Co.	60,118	7,601,320
The Mosaic Co. (b)	24,700	3,574,090

		13,054,850

Commercial Services & Supplies—0.5%
The Brink’s Co.	30,800	2,014,936

Communications Equipment—0.5%
Cisco Systems, Inc. (b)	87,461	2,034,343

Computers & Peripherals—9.8%
Apple, Inc. (b)	112,700	18,870,488
Hewlett-Packard Co.	367,775	16,259,333
International Business Machines Corp.	9,900	1,173,447
Western Digital Corp. (b)	54,100	1,868,073

		38,171,341

Diversified Financial Services—1.9%
CME Group, Inc. (a)	3,100	1,187,889
Interactive Brokers Group, Inc. (a) (b)	188,700	6,062,931

		7,250,820

Diversified Telecommunication Services—0.6%
AT&T, Inc.	66,500	2,240,385

Electric Utilities—0.4%
Pepco Holdings, Inc.	66,900	1,715,985

Electrical Equipment—0.1%
First Solar, Inc. (a) (b)	2,100	572,922

Security Description	Shares	Value*

Electronic Equipment & Instruments—0.5%
Avnet, Inc. (b)	65,298	$1,781,329

Energy Equipment & Services—4.7%
ENSCO International, Inc.	50,200	4,053,148
Halliburton Co.	40,800	2,165,256
National Oilwell Varco, Inc. (b)	123,400	10,948,048
Schlumberger, Ltd.	10,400	1,117,272

		18,283,724

Food & Staples Retailing—5.1%
Costco Wholesale Corp.	63,900	4,481,946
Wal-Mart Stores, Inc.	274,900	15,449,380

		19,931,326

Food Products—0.7%
Bunge, Ltd.	26,500	2,853,785

Health Care Equipment & Supplies—0.5%
Baxter International, Inc.	33,500	2,141,990

Health Care Providers & Services—2.7%
Cigna Corp.	65,800	2,328,662
McKesson Corp.	90,500	5,059,855
WellPoint, Inc. (b)	65,400	3,116,964

		10,505,481

Hotels, Restaurants & Leisure—2.0%
Burger King Holdings, Inc.	288,347	7,724,816

Household Durables—0.7%
Tupperware Brands Corp.	79,200	2,710,224

Insurance—3.5%
ACE, Ltd.	54,300	2,991,387
Berkshire Hathaway, Inc. (Class B) (a) (b)	1,270	5,095,240
PartnerRe, Ltd. (a)	25,700	1,776,641
The Chubb Corp.	73,600	3,607,136

		13,470,404

Internet Software & Services—4.2%
Google, Inc. (b)	31,000	16,319,020

Life Sciences Tools & Services—4.7%
Charles River Laboratories International, Inc. (a) (b)	76,500	4,889,880
Covance, Inc. (a) (b)	52,800	4,541,856
PerkinElmer, Inc.	108,700	3,027,295
Thermo Fisher Scientific, Inc. (b)	107,000	5,963,110

		18,422,141

Machinery—5.4%
AGCO Corp. (a)	63,720	3,339,565
Bucyrus International, Inc.	26,900	1,964,238
Deere & Co.	79,400	5,727,122
Eaton Corp.	22,200	1,886,334

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—(Continued)
Joy Global, Inc.	28,400	$2,153,572
Navistar International Corp. (b)	9,840	647,669
The Manitowoc Co., Inc.	159,500	5,188,535

		20,907,035

Metals & Mining—2.7%
Freeport-McMoRan Copper & Gold, Inc.	29,400	3,445,386
Nucor Corp. (a)	80,000	5,973,600
United States Steel Corp.	5,900	1,090,202

		10,509,188

Multi-Utilities—1.0%
MDU Resources Group, Inc.	106,440	3,710,498

Oil, Gas & Consumable Fuels—10.1%
Apache Corp.	29,600	4,114,400
ConocoPhillips	69,755	6,584,174
Consol Energy, Inc.	17,500	1,966,475
Denbury Resources, Inc. (b)	52,092	1,901,358
Mariner Energy, Inc. (a) (b)	59,200	2,188,624
Noble Energy, Inc.	62,300	6,264,888
Occidental Petroleum Corp.	23,600	2,120,696
Pioneer Natural Resources Co. (a)	53,900	4,219,292
Southwestern Energy Co. (b)	96,300	4,584,843
St. Mary Land & Exploration Co. (a)	42,300	2,734,272
Valero Energy Corp.	64,300	2,647,874

		39,326,896

Pharmaceuticals—1.6%
Merck & Co., Inc.	165,800	6,249,002

Road & Rail—2.0%
Norfolk Southern Corp.	64,500	4,042,215
Union Pacific Corp. (a)	48,200	3,639,100

		7,681,315

Semiconductors & Semiconductor Equipment—1.0%
Intel Corp.	55,100	1,183,548
MEMC Electronic Materials, Inc. (b)	46,500	2,861,610

		4,045,158

Software—12.3%
Adobe Systems, Inc. (b)	97,100	3,824,769
BMC Software, Inc. (b)	117,300	4,222,800

Security Description	Shares	Value*

Software—(Continued)
Microsoft Corp.	772,900	$21,262,479
Nuance Communications, Inc. (a) (b)	546,700	8,566,789
Oracle Corp. (b)	487,280	10,232,880

		48,109,717

Specialty Retail—2.0%
Abercrombie & Fitch Co. (Class A) (a)	27,600	1,729,968
Tiffany & Co. (a)	102,800	4,189,100
TJX Cos., Inc.	64,700	2,036,109

		7,955,177

Textiles, Apparel & Luxury Goods—2.8%
Coach, Inc. (b)	120,700	3,485,816
Nike, Inc.	122,100	7,278,381

		10,764,197

Tobacco—1.1%
Altria Group, Inc.	216,900	4,459,464

Total Common Stock (Identified Cost $393,866,151)		387,849,410

Short Term Investments—9.0%
Security Description	Shares/Face Amount	Value*

Mutual Funds—8.5%
State Street Navigator Securities Lending Prime Portfolio (c)	33,310,385	33,310,385

Repurchase Agreement—0.5%
State Street Repurchase Agreement dated 06/30/08 at 0.700% to be repurchased at $1,925,037 on 07/01/08, collateralized by $1,865,000 Federal Home Loan Mortgage Corp. 5.000% due 07/15/14 with a value of $1,967,575.	$1,925,000	1,925,000

Total Short Term Investments (Identified Cost $35,235,385)		35,235,385

Total Investments—108.4% (Identified Cost $429,101,536) (d)		423,084,795
Liabilities in excess of other assets		(32,807,834)

Total Net Assets—100%		$390,276,961

(a)	A portion or all of the security was held on loan. As of June 30, 2008, the market value of securities loaned was $34,472,332 and the collateral received consisted of cash in the amount of $33,310,385 and non-cash collateral with a value of $1,914,380. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $429,101,536 and the composition of unrealized appreciation and depreciation of investment securities was $21,132,632 and $(27,149,373), respectively.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$417,585,705	$0
Level 2 - Other Significant Observable Inputs	5,499,090	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$423,084,795	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-6

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a) (c)		$423,084,795
Cash		889
Foreign cash at value (b)		125,116
Receivable for:
Securities sold		9,601,524
Fund shares sold		451,414
Accrued interest and dividends		394,871
Foreign taxes		8,397

Total Assets		433,667,006
Liabilities
Payable for:
Securities purchased	$8,058,494
Fund shares redeemed	1,634,518
Collateral for securities loaned	33,310,385
Accrued expenses:
Management fees	263,746
Service and distribution fees	1,555
Other expenses	121,347

Total Liabilities		43,390,045

Net Assets		$390,276,961

Net assets consists of:
Capital paid in		$693,920,909
Undistributed net investment income		487,904
Accumulated net realized losses		(298,120,612)
Unrealized depreciation on investments and foreign currency		(6,011,240)

Net Assets		$390,276,961

Computation of offering price:
Class A
Net asset value and redemption price per share ($382,232,082 divided by 30,482,806 shares outstanding)		$12.54

Class B
Net asset value and redemption price per share ($6,486,276 divided by 521,715 shares outstanding)		$12.43

Class E
Net asset value and redemption price per share ($1,558,603 divided by 124,694 shares outstanding)		$12.50

(a) Identified cost of investments		$429,101,536

(b) Identified cost of foreign cash		$122,183

(c)	Includes cash collateral for securities loaned of $33,310,385.

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends		$2,235,515
Interest		146,222 (a)

		2,381,737
Expenses
Management fees	$1,642,578
Service and distribution fees—Class B	7,569
Service and distribution fees—Class E	1,296
Directors’ fees and expenses	14,852
Custodian	27,528
Audit and tax services	20,031
Legal	3,819
Printing	167,912
Insurance	3,209
Miscellaneous	5,039

Total Expenses		1,893,833

Net Investment Income		487,904

Realized and Unrealized Loss
Realized loss on:
Investments—net		(58,143,431)
Change in unrealized appreciation (depreciation) on:
Investments—net	(13,076,428)
Foreign currency transactions—net	8,684	(13,067,744)

Net loss		(71,211,175)

Net Decrease in Net Assets From Operations		$(70,723,271)

(a)	Includes income on securities loaned of $115,314.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income (loss)	$487,904	$(141,516)
Net realized gain (loss)	(58,143,431)	14,209,804
Change in unrealized appreciation (depreciation)	(13,067,744)	8,662,309

Increase (decrease) in net assets from operations	(70,723,271)	22,730,597

From Distributions to Shareholders
Net investment income
Class A	0	(911,557)
Class E	0	(770)

	0	(912,327)

Net realized gain
Class A	0	(37,811,399)
Class B	0	(256,994)
Class E	0	(79,878)

	0	(38,148,271)

Total distributions	0	(39,060,598)

Decrease in net assets from capital share transactions	(37,220,294)	(77,075,870)

Total decrease in net assets	(107,943,565)	(93,405,871)

Net Assets
Beginning of the period	498,220,526	591,626,397

End of the period	$390,276,961	$498,220,526

Undistributed Net Investment Income
End of the period	$487,904	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	914,001	$11,795,843	982,880	$14,622,824
Reinvestments	0	0	2,627,066	38,722,956
Redemptions	(3,905,987)	(50,660,115)	(9,041,192)	(134,743,307)

Net decrease	(2,991,986)	$(38,864,272)	(5,431,246)	$(81,397,527)

Class B
Sales	161,461	$2,085,156	369,937	$5,486,910
Reinvestments	0	0	17,530	256,994
Redemptions	(51,259)	(659,385)	(143,296)	(2,124,761)

Net increase	110,202	$1,425,771	244,171	$3,619,143

Class E
Sales	97,778	$1,318,970	162,105	$2,414,931
Reinvestments	0	0	5,479	80,648
Redemptions	(83,633)	(1,100,763)	(121,278)	(1,793,065)

Net increase	14,145	$218,207	46,306	$702,514

Decrease derived from capital share transactions		$(37,220,294)		$(77,075,870)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004(a)	2003(a)
Net Asset Value, Beginning of Period	$14.66		$15.12	$15.15	$13.93	$13.18	$10.61

Income From Investment Operations
Net investment income	0.03	(b)	0.00 (b)	0.08	0.02	0.10	0.05
Net realized and unrealized gain (loss) of investments	(2.15)		0.61	0.82	1.20	0.76	2.57

Total from investment operations	(2.12)		0.61	0.90	1.22	0.86	2.62

Less Distributions
Distributions from net investment income	0.00		(0.03)	(0.07)	0.00	(0.11)	(0.05)
Distributions from net realized capital gains	0.00		(1.04)	(0.86)	0.00	0.00	0.00

Total distributions	(0.00)		(1.07)	(0.93)	(0.00)	(0.11)	(0.05)

Net Asset Value, End of Period	$12.54		$14.66	$15.12	$15.15	$13.93	$13.18

Total Return (%)	(14.5	)(c)	3.9	6.1	8.7	6.5	24.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.89	(e)	0.84	0.85	0.86	0.86 (d)	0.86
Ratio of operating expenses to average net assets after expense reductions (%) (f)	N/A		0.84	0.84	0.86	0.86	0.86
Ratio of net investment income (loss) to average net assets (%)	0.24	(e)	(0.02)	0.37	0.11	0.81	0.43
Portfolio turnover rate (%)	282	(e)	250	245	217	56	60
Net assets, end of period (000)	$382,232		$490,617	$588,143	$265,860	$268,160	$227,800

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007		2006(g)
Net Asset Value, Beginning of Period	$14.55		$15.02		$14.68

Income From Investment Operations
Net investment loss	(0.00	)(b)	(0.03	)(b)	(0.01)
Net realized and unrealized gain (loss) of investments	(2.12)		0.60		0.35

Total from investment operations	(2.12)		0.57		0.34

Less Distributions
Distributions from net realized capital gains	0.00		(1.04)		0.00

Total distributions	0.00		(1.04)		(0.00)

Net Asset Value, End of Period	$12.43		$14.55		$15.02

Total Return (%)	(14.5	)(c)	3.7		2.3	(c)
Ratio of operating expenses to average net assets before expense reductions (%)	1.14	(e)	1.09		1.10	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (f)	N/A		1.09		1.09	(e)
Ratio of net investment loss to average net assets (%)	(0.00	)(e)	(0.24)		(0.13	)(e)
Portfolio turnover rate (%)	282	(e)	250		245
Net assets, end of period (000)	$6,486		$5,987		$2,514

(a)	Audited by other Independent Registered Public Accounting Firm.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The investment manager waived a portion of its management fee for the year.
(e)	Computed on an annualized basis.
(f)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(g)	Commencement of operations was May 2, 2006 for Classes B and E.
(h)	Net investment loss per share was less than $(0.01).

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2008		Year ended December 31,
			2007		2006(g)
Net Asset Value, Beginning of Period	$14.62		$15.09		$14.74

Income From Investment Operations
Net investment income (loss)	0.01	(b)	(0.02	)(b)	(0.00	)(h)
Net realized and unrealized gain (loss) of investments	(2.13)		0.60		0.35

Total from investment operations	(2.12)		0.58		0.35

Less Distributions
Distributions from net investment income	0.00		(0.01)		0.00
Distributions from net realized capital gains	0.00		(1.04)		0.00

Total distributions	(0.00)		(1.05)		(0.00)

Net Asset Value, End of Period	$12.50		$14.62		$15.09

Total Return (%)	(14.5	)(c)	3.8		2.4	(c)
Ratio of operating expenses to average net assets before expense reductions (%)	1.04	(e)	0.99		1.00	(e)
Ratio of operating expenses to average net assets after expense reductions (%) (f)	N/A		0.99		0.99	(e)
Ratio of net investment income (loss) to average net assets (%)	0.08	(e)	(0.15)		(0.02	)(e)
Portfolio turnover rate (%)	282	(e)	250		245
Net assets, end of period (000)	$1,559		$1,616		$969

(a)	Audited by other Independent Registered Public Accounting Firm.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The investment manager waived a portion of its management fee for the year.
(e)	Computed on an annualized basis.
(f)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(g)	Commencement of operations was May 2, 2006 for Classes B and E.
(h)	Net investment loss per share was less than $(0.01).

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The FI Large Cap Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into three different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-12

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

MSF-13

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

As of December 31, 2007, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/09	Expiring 12/31/08	Total
$14,415,260	$217,761,704	$232,176,964

The utilization of the capital loss carryforward acquired as part of a merger may be limited under section 382 of the Internal Revenue Code.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$5,785,132	$9,497,748	$18,265,368	$5,758,096	$15,010,098	$—	$39,060,598	$15,255,844

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$—	$—	$5,771,482	$(232,176,964)	$(226,405,482)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$595,254,315	$0	$623,752,162

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolio’s average daily net asset levels
$1,642,578	0.800%	Of the first $250 million
	0.750%	Of the next $500 million
	0.700%	On amounts in excess of $750 million

MSF-14

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Fidelity Management & Research Company (“FMR”) was compensated by MetLife Advisers to provide subadvisory services to the Portfolio from January 1, 2008 through April 27, 2008. Effective April 28, 2008, Pyramis Global Advisors, LLC, a wholly owned subsidiary of FMR, became subadviser to this Portfolio and receives compensation for providing subadvisory services thereto.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2008 are footnoted in the Schedule of Investments.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-15

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-16

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Managed by Fidelity Management & Research Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the FI Mid Cap Opportunities Portfolio returned -7.1%, compared to its benchmark, the Standard & Poor’s MidCap 400 Index1, which returned -3.9%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Universe2, was -8.7% over the same period.

PORTFOLIO REVIEW

The first half of 2008 experienced a host of economic headwinds that resulted in a loss of approximately 11%, as measured by the Russell 3000 Index. Asset write-downs on holdings of mortgage-related debt instruments proved to be the main catalyst behind the equity market’s weakness. Wall Street brokers and banks took massive write-downs on their balance sheets and stirred concerns among investors that further weakness in the U.S. housing market could lead to additional negative marks. The Federal Reserve took action to calm the credit markets by trimming interest rates by 2.25% over a series of meetings, before pausing in June due to concerns over inflation. Consumer discretionary stocks also suffered losses during the first half of 2008 due to ongoing concerns regarding consumer weakness. Surging commodity prices (oil, natural gas, corn, steel, etc) proved to be one of the few bright spots in the equity markets, boosting returns for oil and natural gas providers, while also driving demand for fertilizer and agricultural products. Despite these recessionary pressures, the U.S. economy managed to show signs of expansion, due primarily to strong demand for U.S. exports fueled by the weak Dollar.

For the 6-month period, the Portfolio underperformed the Russell Mid Cap Growth Index. The information technology and consumer discretionary sectors finished as the two largest detractors, while energy and telecommunication services provided the majority of positive returns for the period.

Underperformance within the information technology sector stemmed largely from our holdings of mobile phone manufacturer Nokia. Shares of Nokia sold off sharply during the first half of 2008 after the management team announced expectations for slowing industry-wide sales stemming from macro-economic weakness in the U.S. The consumer discretionary sector was negatively impacted by holdings of Harman International. Shares of Harman International plunged after management revised expected 2008 earnings guidance significantly lower, citing pricing pressures within the Portable Navigation Device market.

Conversely, the energy sector posted positive returns due to our holdings of drilling service and equipment provider National Oilwell Varco. Shares of National Oilwell Varco benefited from soaring crude oil and natural gas prices that continued to foster increasing demand for global drilling services. The telecommunication services sector’s return was supported by overweight holdings in Latin American wireless communications service provider NII Holdings.

* The views expressed above are those of the subadvisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Standard & Poor’s MidCap 400® Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-1

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P MIDCAP 400 INDEX & THE RUSSELL MIDCAP GROWTH INDEX

Average Annual Returns as of June 30, 2008

	FI Mid Cap Opportunities Portfolio			Russell MidCap Growth Index	S&P MidCap 400 Index
	Class A	Class B	Class E
6 Months	-7.1%	-7.2%	-7.2%	-6.8%	-3.9%
1 Year	-9.5	-9.7	-9.6	-6.4	-7.3
5 Year	10.5	10.2	10.3	12.3	12.6
10 Year	4.1	—	—	5.6	9.8
Since Inception	—	-1.5	0.3	—	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 1/2/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2008

Top Holdings

% of Total Net Assets
National Oilwell Varco, Inc.	7.1%
NII Holdings, Inc.	6.1%
Energy Conversion Devices, Inc.	5.3%
Nuance Communications, Inc.	4.3%
Monsanto Co.	3.9%
priceline.com, Inc.	3.4%
Noble Corp.	3.3%
Bolsa de Mercadorias e Futuros	3.2%
American Tower Corp. (Class A)	3.2%
CF Industries Holdings, Inc.	3.1%

Top Sectors

% of Total Market Value
Energy	20.5%
Industrials	20.4%
Financials	11.4%
Telecommunication Services	10.1%
Health Care	9.4%
Information Technology	9.2%
Materials	8.6%
Consumer Discretionary	8.1%
Consumer Staples	2.2%
Cash & Equivalents	0.1%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
FI Mid Cap Opportunities—Class A	Actual	0.75%	$1,000.00	$929.00	$3.60
	Hypothetical	0.75%	$1,000.00	$1,021.08	$3.77

FI Mid Cap Opportunities—Class B	Actual	1.00%	$1,000.00	$927.70	$4.79
	Hypothetical	1.00%	$1,000.00	$1,019.83	$5.02

FI Mid Cap Opportunities—Class E	Actual	0.90%	$1,000.00	$928.10	$4.31
	Hypothetical	0.90%	$1,000.00	$1,020.33	$4.52

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—100.1% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.3%
BE Aerospace, Inc. (a)	501,801	$11,686,945
Precision Castparts Corp.	241,800	23,302,266

		34,989,211

Beverages—0.1%
C & C Group, Plc. (EUR)	170,500	942,495
C & C Group, Plc. (London Traded Shares) (EUR)	22,500	122,799

		1,065,294

Biotechnology—3.0%
BioMarin Pharmaceutical, Inc. (a) (b)	37,520	1,087,329
Cepheid, Inc. (a) (b)	271,100	7,623,332
CSL, Ltd. (AUD)	671,432	22,957,302

		31,667,963

Chemicals—8.6%
CF Industries Holdings, Inc. (b)	214,882	32,833,970
Monsanto Co.	328,600	41,548,184
The Mosaic Co. (b)	123,300	17,841,510

		92,223,664

Commercial Services & Supplies—1.4%
The Brink’s Co.	235,200	15,386,784

Construction & Engineering—2.4%
AECOM Technology Corp. (a) (b)	176,100	5,728,533
Foster Wheeler, Ltd. (a)	213,700	15,632,155
URS Corp.	100,000	4,197,000

		25,557,688

Diversified Consumer Services—3.0%
DeVry, Inc. (b)	593,468	31,821,754
Universal Technical Institute, Inc. (a) (b)	43,200	538,272

		32,360,026

Diversified Financial Services—10.2%
Bolsa de Mercadorias e Futuros (BRL) (a)	4,034,200	34,772,136
CME Group, Inc. (b)	69,200	26,516,748
Interactive Brokers Group, Inc. (a) (b)	509,700	16,376,661
IntercontinentalExchange, Inc. (a) (b)	273,500	31,179,000

		108,844,545

Electrical Equipment—6.7%
Energy Conversion Devices, Inc. (a) (b)	764,500	56,297,780
First Solar, Inc. (a) (b)	16,400	4,474,248
SunPower Corp. (a) (b)	150,800	10,854,584

		71,626,612

Electronic Equipment & Instruments—0.8%
Itron, Inc. (a)	82,800	8,143,380

Security Description	Shares	Value*

Energy Equipment & Services—14.6%
ENSCO International, Inc. (b)	214,200	$17,294,508
National Oilwell Varco, Inc. (a)	861,425	76,425,626
Noble Corp.	550,200	35,740,992
Oceaneering International, Inc. (a)	38,180	2,941,769
Patterson-UTI Energy, Inc. (b)	170,800	6,155,632
Pride International, Inc. (a)	99,600	4,710,084
Weatherford International, Ltd. (a) (b)	269,600	13,369,464

		156,638,075

Food & Staples Retailing—0.6%
Great Atlantic & Pacific Tea Co., Inc. (b)	296,610	6,768,640

Food Products—1.5%
Bunge, Ltd. (b)	147,000	15,830,430

Health Care Equipment & Supplies—2.2%
Edwards Lifesciences Corp. (a) (b)	140,560	8,720,342
Inverness Medical Innovations, Inc. (a) (b)	449,400	14,906,598

		23,626,940

Household Durables—0.7%
Tupperware Brands Corp. (b)	216,900	7,422,318

Industrial Conglomerates—1.5%
McDermott International, Inc. (a)	262,600	16,252,314

Internet & Catalog Retail—3.4%
priceline.com, Inc. (a) (b)	314,000	36,254,440

Internet Software & Services—3.3%
Equinix, Inc. (a) (b)	354,360	31,615,999
Telecity Group, Plc. (GBP)	732,800	3,883,396

		35,499,395

IT Services—0.5%
Visa, Inc.	64,900	5,277,019

Life Sciences Tools & Services—4.2%
Charles River Laboratories International, Inc. (a) (b)	377,900	24,155,368
Icon, Plc. (ADR)	281,900	21,289,088

		45,444,456

Machinery—5.1%
AGCO Corp. (b)	229,200	12,012,372
CNH Global NV (b)	101,900	3,461,543
Flowserve Corp. (b)	163,902	22,405,403
Navistar International Corp. (a)	33,912	2,232,088
Titan International, Inc. (b)	105,400	3,754,348
Vallourec S.A. (EUR)	30,100	10,516,668

		54,382,422

Media—0.7%
Focus Media Holding, Ltd. (ADR) (a) (b)	281,800	7,811,496

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Multiline Retail—0.2%
Big Lots, Inc. (a) (b)	60,300	$1,883,772

Oil, Gas & Consumable Fuels—6.3%
Denbury Resources, Inc. (a)	199,780	7,291,970
EXCO Resources, Inc. (a) (b)	545,000	20,115,950
GMX Resources, Inc. (a) (b)	107,249	7,947,151
Goodrich Petroleum Corp. (a) (b)	57,290	4,750,487
PetroHawk Energy Corp. (a)	112,800	5,223,768
Southwestern Energy Co. (a)	454,550	21,641,125

		66,970,451

Real Estate Investment Trusts—1.2%
Annaly Capital Management, Inc. (b)	836,900	12,980,319

Software—4.5%
Net 1 UEPS Technologies, Inc. (a)	86,060	2,091,258
Nuance Communications, Inc. (a) (b)	2,937,265	46,026,943

		48,118,201

Security Description	Shares	Value*

Wireless Telecommunication Services—10.1%
American Tower Corp. (Class A) (a) (b)	805,219	$34,020,503
Millicom International Cellular S.A. (a) (b)	91,700	9,490,950
NII Holdings, Inc. (a)	1,366,400	64,890,336

		108,401,789

Total Common Stock (Identified Cost $1,017,518,893)		1,071,427,644

Short Term Investments—23.3%

Mutual Funds—23.3%
State Street Navigator Securities Lending Prime Portfolio (c)	248,575,474	248,575,474

Total Short Term Investments (Identified Cost $248,575,474)		248,575,474

Total Investments—123.4% (Identified Cost $1,266,094,367) (d)		1,320,003,118
Liabilities in excess of other assets		(249,922,469)

Total Net Assets—100%		$1,070,080,649

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of June 30, 2008, the market value of securities loaned was $248,331,183 and the collateral received consisted of cash in the amount of $248,575,474 and non-cash collateral with a value of $10,442,188. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $1,266,094,367 and the composition of unrealized appreciation and depreciation of investment securities was $123,635,833 and $(69,727,082), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(EUR)—	Euro
(GBP)—	British Pound

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$1,170,382,697	$0
Level 2 - Other Significant Observable Inputs	149,620,421	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$1,320,003,118	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-6

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a) (b)		$1,320,003,118
Receivable for:
Securities sold		16,531,992
Fund shares sold		439,393
Accrued interest and dividends		1,072,897
Foreign taxes		18,252

Total Assets		1,338,065,652
Liabilities
Payable for:
Securities purchased	$15,712,641
Fund shares redeemed	1,082,658
Collateral for securities loaned	248,575,474
Due to custodian bank	1,715,974
Accrued expenses:
Management fees	617,454
Service and distribution fees	20,076
Deferred directors’ fees	1,434
Other expenses	259,292

Total Liabilities		267,985,003

Net Assets		$1,070,080,649

Net assets consists of:
Capital paid in		$1,589,187,161
Overdistributed net investment income		(717,005)
Accumulated net realized losses		(572,299,874)
Unrealized appreciation on investments and foreign currency		53,910,367

Net Assets		$1,070,080,649

Computation of offering price:
Class A
Net asset value and redemption price per share ($963,410,934 divided by 49,218,577 shares outstanding)		$19.57

Class B
Net asset value and redemption price per share ($75,872,621 divided by 3,961,890 shares outstanding)		$19.15

Class E
Net asset value and redemption price per share ($30,797,094 divided by 1,591,159 shares outstanding)		$19.36

(a) Identified cost of investments		$1,266,094,367

(b)	Includes cash collateral for securities loaned of $248,575,474.

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends		$4,342,703 (a)
Interest		794,003 (b)

		5,136,706
Expenses
Management fees	$3,612,080
Service and distribution fees—Class B	92,776
Service and distribution fees—Class E	23,372
Directors’ fees and expenses	14,694
Custodian	151,215
Audit and tax services	17,781
Legal	8,608
Printing	169,414
Insurance	7,091
Miscellaneous	9,393

Total Expenses	4,106,424
Expense reductions	(69,463)	4,036,961

Net Investment Income		1,099,745

Realized and Unrealized Loss
Realized gain (loss) on:
Investments—net	(98,767,343)
Foreign currency transactions—net	18,489,286
Voluntary reimbursement of brokerage commissions and transaction costs	877,217	(79,400,840)

Change in unrealized appreciation (depreciation) on:
Investments—net	(6,035,466)
Foreign currency transactions—net	9,410	(6,026,056)

Net loss		(85,426,896)

Net Decrease in Net Assets From Operations		$(84,327,151)

(a)	Net of foreign taxes of $148,228.
(b)	Includes income on securities loaned of $632,335.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$1,099,745	$172,173
Net realized gain (loss)	(79,400,840)	130,626,469
Change in unrealized depreciation	(6,026,056)	(40,920,232)

Increase (decrease) in net assets from operations	(84,327,151)	89,878,410

From Distributions to Shareholders
Net investment income
Class A	(3,481,342)	(1,400,249)
Class B	(67,510)	0
Class E	(62,144)	(1,896)

Total distributions	(3,610,996)	(1,402,145)

Increase (decrease) in net assets from capital share transactions	(24,009,235)	5,575,867

Total increase (decrease) in net assets	(111,947,382)	94,052,132

Net Assets
Beginning of the period	1,182,028,031	1,087,975,899

End of the period	$1,070,080,649	$1,182,028,031

Undistributed (Overdistributed) Net Investment Income
End of the period	$(717,005)	$1,794,246

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	2,559,447	$48,868,123	8,542,036	$181,035,488
Reinvestments	179,174	3,481,342	66,112	1,400,249
Redemptions	(3,798,451)	(72,958,369)	(8,578,550)	(181,458,569)

Net increase (decrease)	(1,059,830)	$(20,608,904)	29,598	$977,168

Class B
Sales	464,302	$8,680,594	1,373,277	$28,773,800
Reinvestments	3,549	67,510	0	0
Redemptions	(508,402)	(9,392,750)	(894,020)	(18,596,495)

Net increase (decrease)	(40,551)	$(644,646)	479,257	$10,177,305

Class E
Sales	61,248	$1,148,588	250,970	$5,322,439
Reinvestments	3,233	62,144	90	1,896
Redemptions	(212,821)	(3,966,417)	(522,976)	(10,902,941)

Net decrease	(148,340)	$(2,755,685)	(271,916)	$(5,578,606)

Increase (decrease) derived from capital share transactions		$(24,009,235)		$5,575,867

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007		2006		2005	2004	2003
Net Asset Value, Beginning of Period	$21.14		$19.54		$17.47		$16.34	$14.01	$10.41

Income From Investment Operations
Net investment income (loss)	0.04	(a)	0.01	(a)	0.01		0.02	0.08	(0.03)
Net realized and unrealized gain (loss) of investments	(1.54)		1.62		2.06		1.11	2.33	3.63

Total from investment operations	(1.50)		1.63		2.07		1.13	2.41	3.60

Less Distributions
Distributions from net investment income	(0.07)		(0.03)		(0.00	)(b)	0.00	(0.08)	0.00

Total distributions	(0.07)		(0.03)		(0.00)		0.00	(0.08)	0.00

Net Asset Value, End of Period	$19.57		$21.14		$19.54		$17.47	$16.34	$14.01

Total Return (%)	(7.1	)(c)	8.3		11.9		6.9	17.2	34.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.75	(d)	0.73		0.75		0.75	0.75	0.77
Ratio of operating expenses to average net assets after expense reductions (%) (e)	0.74	(d)	0.73		0.73		0.68	0.70	0.76
Ratio of net investment income (loss) to average net assets (%)	0.23	(d)	0.04		0.07		0.11	0.53	(0.24)
Portfolio turnover rate (%)	379	(d)	113		153		149	217	39
Net assets, end of period (000)	$963,411		$1,063,017		$981,804		$924,602	$963,074	$873,202

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007		2006		2005	2004	2003
Net Asset Value, Beginning of Period	$20.66		$19.11		$17.13		$16.06	$13.79	$10.27

Income From Investment Operations
Net investment income (loss)	0.00	(a)	(0.04	)(a)	(0.02)		(0.01)	0.09	(0.05)
Net realized and unrealized gain (loss) of investments	(1.49)		1.59		2.00		1.08	2.23	3.57

Total from investment operations	(1.49)		1.55		1.98		1.07	2.32	3.52

Less Distributions
Distributions from net investment income	(0.02)		0.00		0.00		0.00	(0.05)	0.00

Total distributions	(0.02)		0.00		0.00		0.00	(0.05)	0.00

Net Asset Value, End of Period	$19.15		$20.66		$19.11		$17.13	$16.06	$13.79

Total Return (%)	(7.2	)(c)	8.1		11.6		6.7	16.8	34.2
Ratio of operating expenses to average net assets before expense reductions (%)	1.00	(d)	0.98		1.00		1.00	1.00	1.02
Ratio of operating expenses to average net assets after expense reductions (%) (e)	0.99	(d)	0.98		0.98		0.93	0.95	1.01
Ratio of net investment income (loss) to average net assets (%)	(0.02	)(d)	(0.21)		(0.18)		(0.13)	0.44	(0.48)
Portfolio turnover rate (%)	379	(d)	113		153		149	217	39
Net assets, end of period (000)	$75,873		$82,675		$67,334		$47,699	$36,819	$13,849

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions for the period were less than $0.01.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2008		Year ended December 31,
			2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$20.89		$19.31		$17.29	$16.19	$13.90	$10.33

Income From Investment Operations
Net investment income (loss)	0.01	(a)	(0.02	)(a)	(0.02)	(0.01)	0.07	(0.03)
Net realized and unrealized gain (loss) of investments	(1.50)		1.60		2.04	1.11	2.28	3.60

Total from investment operations	(1.49)		1.58		2.02	1.10	2.35	3.57

Less Distributions
Distributions from net investment income	(0.04)		0.00		0.00	0.00	(0.06)	0.00

Total distributions	(0.04)		0.00		0.00	0.00	(0.06)	0.00

Net Asset Value, End of Period	$19.36		$20.89		$19.31	$17.29	$16.19	$13.90

Total Return (%)	(7.2	)(c)	8.2		11.7	6.7	17.0	34.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.90	(d)	0.88		0.90	0.90	0.90	0.92
Ratio of operating expenses to average net assets after expense reductions (%) (e)	0.89	(d)	0.88		0.88	0.83	0.85	0.91
Ratio of net investment income (loss) to average net assets (%)	0.08	(d)	(0.12)		(0.08)	(0.04)	0.55	(0.37)
Portfolio turnover rate (%)	379	(d)	113		153	149	217	39
Net assets, end of period (000)	$30,797		$36,337		$38,839	$38,193	$40,402	$12,991

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Distributions for the period were less than $0.01.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The FI Mid Cap Opportunities Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-12

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

MSF-13

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

As of December 31, 2007, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/11	Expiring 12/31/10	Expiring 12/31/09	Total
$16,477,953	$376,464,857	$33,105,061	$426,047,871

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$1,402,145	$51,396	$—	$—	$—	$—	$1,402,145	$51,396

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$3,550,596	$—	$51,950,447	$(426,047,871)	$(370,546,828)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$2,019,494,245	$0	$2,024,136,581

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolio’s average daily net asset levels
$3,612,080	0.750%	Of the first $100 million
	0.700%	Of the next $400 million
	0.650%	On amounts in excess of $500 million

MSF-14

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Fidelity Management & Research Company (“FMR”) was compensated by MetLife Advisers to provide subadvisory services to the Portfolio from January 1, 2008 through April 27, 2008. Effective April 28, 2008, Pyramis Global Advisors, LLC, a wholly owned subsidiary of FMR, became subadviser to this Portfolio and receives compensation for providing subadvisory services thereto.

During the period, Pyramis Global Advisors, LLC reimbursed MetLife Advisers $877,217.15, representing the cost of certain brokerage services and commissions incurred by the Portfolio in connection with a change of a portfolio manager. MetLife Advisers reimbursed the Portfolio the same amount to pass the benefit of this reimbursement onto the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2008 are footnoted in the Schedule of Investments.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-15

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-16

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Managed by Fidelity Management & Research Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the FI Value Leaders Portfolio returned -14.0%, compared to its benchmark, the Russell 1000 Value Index1, which returned –13.6%. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Value Funds Universe2, was -13.6% over the same period.

PORTFOLIO REVIEW

The first half of 2008 experienced a host of economic headwinds that resulted in a loss of approximately 11%, as measured by the Russell 3000 Index. Asset write-downs on holdings of mortgage-related debt instruments proved to be the main catalyst behind the equity market’s weakness. Wall Street brokers and banks took massive write-downs on their balance sheets and stirred concerns among investors that further weakness in the U.S. housing market could lead to additional negative marks. The Federal Reserve took action to calm the credit markets by trimming interest rates by 2.25% over a series of meetings, before pausing in June due to concerns over inflation. Consumer discretionary stocks also suffered losses during the first half of 2008 due to ongoing concerns regarding consumer weakness. Surging commodity prices (oil, natural gas, corn, steel, etc) proved to be one of the few bright spots in the equity markets, boosting returns for oil and natural gas providers, while also driving demand for fertilizer and agricultural products. Despite these recessionary pressures, the U.S. economy managed to show signs of expansion, due primarily to strong demand for U.S. exports fueled by the weak Dollar

For the six month period ending June 30, 2008, the Portfolio performed in line with the Russell 1000 Value Index. Stock selection in the materials and telecommunication services sectors contributed positively to relative performance, while holdings in the energy and financials sectors detracted from relative performance.

In the materials sector, the overweights in steel company Nucor and agricultural chemicals company Mosaic contributed to performance. Nucor shares rose 28%, largely due to rising steel prices and the company’s announcement that it would acquire scrap-metal broker and processor SVH North America. Mosaic shares gained 53% thanks to soaring potash and fertilizer prices driven by global food demand and farmers seeking to maximize crop yields amid rising food prices and demand for biofuels.

In the telecommunication services sector, the overweight in wireless telecommunications company NII Holdings added to performance. NII Holdings shares gained 55% in the Portfolio as the company reported earnings that beat consensus expectations thanks to higher demand for its wireless services and expanded coverage in Brazil and Mexico.

Among individual holdings, the overweights in integrated oil firm ConocoPhillips and natural gas producer Southwestern Energy and the underweight in commercial bank Wachovia were the largest Portfolio contributors. ConocoPhillips shares gained 8% as oil futures prices rose nearly 46% during the period. Southwestern Energy shares gained almost 71% as natural gas prices appreciated 78%. Wachovia shares declined 57%, largely due to mounting loan losses in its mortgage portfolio amid the ongoing credit crisis.

In the energy sector, the underweight in integrated oil firm Chevron and the overweight in oil refiner Valero Energy detracted from performance. Chevron shares rose 7%, largely due to the rise in oil prices during the period. Valero Energy shares fell 40% as sharply rising oil and gasoline prices squeezed refining margins and reduced earnings. In the financials sector, the overweights in mortgage finance firm Fannie Mae, insurer American International Group (AIG), and savings & loan Downey Financial were the largest Portfolio detractors. Fannie Mae shares fell 50% as the credit crunch stoked investor expectations that higher credit costs will hurt profitability and fears that the company may report declining credit quality in its prime loan portfolio. AIG shares dropped 54% also due to the ongoing issues in the credit markets as the company was forced to write-down the value of mortgage-related assets and announced a plan to raise new capital. Downey Financial shares declined 68% in the Portfolio as the company reduced its dividend payment amid rising delinquencies and defaults in its mortgage loan portfolio amid the weakened housing and mortgage markets.

* The views expressed above are those of the subadvisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-1

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 1000 VALUE INDEX

Average Annual Returns as of June 30, 2008

	FI Value Leaders Portfolio				Russell 1000 Value Index
	Class A	Class B	Class D	Class E
6 Months	-14.0%	-14.1%	-14.0%	-14.0%	-13.6%
1 Year	-17.1	-17.3	-17.2	-17.2	-18.8
5 Year	7.9	7.7	—	7.8	8.9
10 Year	1.9	—	—	—	4.9
Since Inception	—	7.9	-3.4	1.7	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, Class D and Class E shares are: 4/30/93, 7/30/02, 5/2/06 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2008

Top Holdings

% of Total Net Assets
ConocoPhillips	4.6%
Exxon Mobil Corp.	4.3%
AT&T, Inc.	3.3%
Wells Fargo & Co.	2.8%
General Electric Co.	2.8%
Bank of America Corp.	2.1%
Hewlett-Packard Co.	2.1%
Wyeth	2.1%
The Bank of New York Mellon Corp.	1.8%
Berkshire Hathaway, Inc. (Class B)	1.6%

Top Sectors

% of Total Market Value
Financials	24.4%
Energy	18.6%
Health Care	10.3%
Industrials	9.5%
Consumer Staples	8.4%
Consumer Discretionary	7.9%
Utilities	6.6%
Telecommunication Services	5.8%
Materials	4.8%
Information Technology	3.4%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
FI Value Leaders—Class A	Actual	0.71%	$1,000.00	$860.30	$3.28
	Hypothetical	0.71%	$1,000.00	$1,021.29	$3.57

FI Value Leaders—Class B	Actual	0.96%	$1,000.00	$859.30	$4.44
	Hypothetical	0.96%	$1,000.00	$1,020.03	$4.82

FI Value Leaders—Class D	Actual	0.81%	$1,000.00	$859.90	$3.75
	Hypothetical	0.81%	$1,000.00	$1,020.78	$4.07

FI Value Leaders—Class E	Actual	0.86%	$1,000.00	$859.80	$3.98
	Hypothetical	0.86%	$1,000.00	$1,020.53	$4.32

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—99.7% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.5%
Lockheed Martin Corp.	102,500	$10,112,650

Beverages—0.8%
Molson Coors Brewing Co. (a)	94,800	5,150,484

Biotechnology—1.3%
Amgen, Inc. (b)	190,470	8,982,565

Capital Markets—5.3%
Affiliated Managers Group, Inc. (b)	22,000	1,981,320
Franklin Resources, Inc.	58,100	5,324,865
State Street Corp.	87,240	5,582,488
The Bank of New York Mellon Corp.	321,150	12,149,104
The Goldman Sachs Group, Inc.	61,660	10,784,334

		35,822,111

Chemicals—2.3%
Albemarle Corp.	20,165	804,785
Celanese Corp.	100,190	4,574,676
CF Industries Holdings, Inc.	35,330	5,398,424
The Mosaic Co.	34,740	5,026,878

		15,804,763

Commercial Banks—5.3%
PNC Financial Services Group, Inc.	102,714	5,864,969
SunTrust Banks, Inc. (a)	210,300	7,617,066
Wells Fargo & Co.	803,710	19,088,113
Whitney Holding Corp. (a)	179,900	3,292,170

		35,862,318

Commercial Services & Supplies—0.6%
R.R. Donnelley & Sons Co.	135,700	4,028,933

Computers & Peripherals—2.7%
Apple, Inc. (b)	24,230	4,057,071
Hewlett-Packard Co.	319,330	14,117,580

		18,174,651

Consumer Finance—0.9%
Capital One Financial Corp. (a)	158,170	6,012,042

Diversified Financial Services—3.6%
Bank of America Corp.	607,804	14,508,281
Interactive Brokers Group, Inc. (a) (b)	75,468	2,424,787
JPMorgan Chase & Co.	209,228	7,178,613

		24,111,681

Diversified Telecommunication Services—4.4%
AT&T, Inc.	669,720	22,562,867
Embarq Corp.	156,200	7,383,574

		29,946,441

Security Description	Shares	Value*

Electric Utilities—4.4%
Duke Energy Corp.	520,500	$9,046,290
FirstEnergy Corp.	83,600	6,882,788
Pepco Holdings, Inc. (a)	334,200	8,572,230
PPL Corp.	104,400	5,456,988

		29,958,296

Electronic Equipment & Instruments—0.7%
Avnet, Inc. (b)	167,890	4,580,039

Energy Equipment & Services—3.9%
ENSCO International, Inc. (a)	118,910	9,600,793
National Oilwell Varco, Inc. (b)	60,810	5,395,063
Noble Corp.	89,300	5,800,928
Transocean, Inc. (b)	37,050	5,646,050

		26,442,834

Food & Staples Retailing—1.4%
Great Atlantic & Pacific Tea Co., Inc. (a)	99,395	2,268,194
The Kroger Co.	245,000	7,073,150

		9,341,344

Food Products—2.3%
Bunge, Ltd. (a)	84,300	9,078,267
Corn Products International, Inc.	20,940	1,028,363
Tyson Foods, Inc. (Class A) (a)	350,900	5,242,446

		15,349,076

Gas Utilities—1.1%
Energen Corp.	96,600	7,537,698

Health Care Equipment & Supplies—1.2%
Covidien, Ltd.	167,100	8,002,419

Health Care Providers & Services—2.5%
Cigna Corp.	77,120	2,729,277
McKesson Corp.	91,910	5,138,688
WellPoint, Inc. (b)	191,920	9,146,907

		17,014,872

Hotels, Restaurants & Leisure—0.8%
Burger King Holdings, Inc.	205,700	5,510,703

Household Durables—0.3%
D.R. Horton, Inc. (a)	191,200	2,074,520

Household Products—1.7%
Energizer Holdings, Inc. (a) (b)	69,894	5,108,552
Procter & Gamble Co.	110,700	6,731,667

		11,840,219

Industrial Conglomerates—2.8%
General Electric Co.	698,800	18,650,972

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Insurance—7.9%
ACE, Ltd.	188,704	$10,395,703
American International Group, Inc.	322,050	8,521,443
Aspen Insurance Holdings, Ltd.	142,300	3,368,241
Berkshire Hathaway, Inc. (Class B) (b)	2,700	10,832,400
Loews Corp. (a)	172,100	8,071,490
National Financial Partners Corp. (a)	78,309	1,552,085
PartnerRe, Ltd. (a)	83,800	5,793,094
The Chubb Corp.	107,800	5,283,278

		53,817,734

Life Sciences Tools & Services—0.6%
Thermo Fisher Scientific, Inc. (b)	75,300	4,196,469

Machinery—3.2%
AGCO Corp. (a)	178,700	9,365,667
Deere & Co.	109,250	7,880,203
Navistar International Corp. (b)	66,370	4,368,473

		21,614,343

Media—3.4%
DISH Network Corp. (b)	173,500	5,080,080
News Corp. (Class A)	579,280	8,712,371
Time Warner, Inc.	609,900	9,026,520

		22,818,971

Metals & Mining—2.3%
Freeport-McMoRan Copper & Gold, Inc.	76,350	8,947,457
Nucor Corp.	87,600	6,541,092

		15,488,549

Multi-Utilities—1.0%
Public Service Enterprise Group, Inc.	152,850	7,020,401

Multiline Retail—0.8%
J.C. Penney Co., Inc. (a)	157,710	5,723,296

Oil, Gas & Consumable Fuels—14.7%
Chevron Corp.	97,620	9,677,070
ConocoPhillips	330,021	31,150,682
Exxon Mobil Corp.	330,160	29,097,001
Mariner Energy, Inc. (a) (b)	139,364	5,152,287
Pioneer Natural Resources Co. (a)	59,800	4,681,144
Southwestern Energy Co. (a) (b)	121,900	5,803,659
St. Mary Land & Exploration Co.	63,800	4,124,032
Valero Energy Corp.	239,760	9,873,317

		99,559,192

Security Description	Shares	Value*

Pharmaceuticals—4.7%
Merck & Co., Inc.	272,080	$10,254,695
Pfizer, Inc.	437,400	7,641,378
Wyeth	290,470	13,930,941

		31,827,014

Road & Rail—1.5%
Norfolk Southern Corp.	163,180	10,226,491

Specialty Retail—1.5%
Abercrombie & Fitch Co. (Class A) (a)	85,900	5,384,212
Staples, Inc.	200,460	4,760,925

		10,145,137

Textiles, Apparel & Luxury Goods—1.1%
Coach, Inc. (b)	114,580	3,309,070
Polo Ralph Lauren Corp. (a)	63,400	3,980,252

		7,289,322

Thrifts & Mortgage Finance—1.5%
Astoria Financial Corp. (a)	126,761	2,545,361
Federal National Mortgage Association	241,900	4,719,469
People’s United Financial, Inc.	187,700	2,928,120

		10,192,950

Tobacco—2.3%
Altria Group, Inc.	518,270	10,655,631
Lorillard, Inc. (b)	68,418	4,731,789

		15,387,420

Wireless Telecommunication Services—1.4%
NII Holdings, Inc. (b)	198,380	9,421,066

Total Common Stock (Identified Cost $712,981,569)		675,039,986

Short Term Investments—8.7%

Mutual Funds—8.7%
State Street Navigator Securities Lending Prime Portfolio (c)	59,134,141	59,134,141

Total Short Term Investments (Identified Cost $59,134,141)		59,134,141

Total Investments—108.4% (Identified Cost $772,115,710) (d)		734,174,127
Liabilities in excess of other assets		(56,692,304)

Total Net Assets—100%		$677,481,823

(a)	A portion or all of the security was held on loan. As of June 30, 2008, the market value of securities loaned was $59,979,800 and the collateral received consisted of cash in the amount of $59,134,141 and non-cash collateral with a value of $2,467,379. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $772,115,710 and the composition of unrealized appreciation and depreciation of investment securities was $36,560,310 and $(74,501,893), respectively.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$729,147,249	$0
Level 2 - Other Significant Observable Inputs	5,026,878	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$734,174,127	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-6

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a) (c)		$734,174,127
Cash		1,368,644
Foreign cash at value (b)		51
Receivable for:
Securities sold		44,738,084
Fund shares sold		189,235
Accrued interest and dividends		928,043
Foreign taxes		3,833

Total Assets		781,402,017
Liabilities
Payable for:
Securities purchased	$43,182,435
Fund shares redeemed	1,000,014
Collateral for securities loaned	59,134,141
Accrued expenses:
Management fees	378,807
Service and distribution fees	38,395
Deferred directors’ fees	15,618
Other expenses	170,784

Total Liabilities		103,920,194

Net Assets		$677,481,823

Net assets consists of:
Capital paid in		$780,102,836
Undistributed net investment income		6,196,657
Accumulated net realized losses		(70,876,559)
Unrealized depreciation on investments and foreign currency		(37,941,111)

Net Assets		$677,481,823

Computation of offering price:
Class A
Net asset value and redemption price per share ($356,509,931 divided by 2,375,377 shares outstanding)		$150.09

Class B
Net asset value and redemption price per share ($70,756,031 divided by 472,738 shares outstanding)		$149.67

Class D
Net asset value and redemption price per share ($211,547,240 divided by 1,411,596 shares outstanding)		$149.86

Class E
Net asset value and redemption price per share ($38,668,621 divided by 258,308 shares outstanding)		$149.70

(a) Identified cost of investments		$772,115,710

(b) Identified cost of foreign cash		$58

(c)	Includes cash collateral for securities loaned of $59,134,141.

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends		$8,789,399
Interest		197,754 (a)

		8,987,153
Expenses
Management fees	$2,375,034
Service and distribution fees—Class B	86,226
Service and distribution fees—Class D	116,997
Service and distribution fees—Class E	32,271
Directors’ fees and expenses	12,316
Custodian	38,559
Audit and tax services	17,781
Legal	6,155
Printing	128,307
Insurance	5,374
Miscellaneous	6,353

Total Expenses		2,825,373

Net Investment Income		6,161,780

Realized and Unrealized Loss
Realized loss on:
Investments—net		(59,106,151)
Change in unrealized appreciation (depreciation) on:
Investments—net	(62,913,189)
Foreign currency transactions—net	181	(62,913,008)

Net loss		(122,019,159)

Net Decrease in Net Assets From Operations		$(115,857,379)

(a)	Includes income on securities loaned of $187,022.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$6,161,780	$12,200,579
Net realized gain (loss)	(59,106,151)	62,216,927
Change in unrealized depreciation	(62,913,008)	(33,130,132)

Increase (decrease) in net assets from operations	(115,857,379)	41,287,374

From Distributions to Shareholders
Net investment income
Class A	(6,721,932)	(4,672,405)
Class B	(963,825)	(503,782)
Class D	(3,814,463)	(2,754,011)
Class E	(671,012)	(460,718)

	(12,171,232)	(8,390,916)

Net realized gain
Class A	(36,518,543)	(44,234,373)
Class B	(6,251,749)	(6,426,938)
Class D	(22,175,254)	(29,815,958)
Class E	(4,041,117)	(5,232,496)

	(68,986,663)	(85,709,765)

Total distributions	(81,157,895)	(94,100,681)

Increase (decrease) in net assets from capital share transactions	27,293,510	(69,648,099)

Total decrease in net assets	(169,721,764)	(122,461,406)

Net Assets
Beginning of the period	847,203,587	969,664,993

End of the period	$677,481,823	$847,203,587

Undistributed Net Investment Income
End of the period	$6,196,657	$12,206,109

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	45,325	$7,564,716	185,630	$37,252,583
Reinvestments	268,641	43,240,475	242,689	48,906,778
Redemptions	(220,645)	(37,907,281)	(567,453)	(116,169,360)

Net increase (decrease)	93,321	$12,897,910	(139,134)	$(30,009,999)

Class B
Sales	89,497	$14,675,500	116,244	$23,663,095
Reinvestments	44,932	7,215,574	34,474	6,930,720
Redemptions	(49,345)	(8,456,810)	(85,250)	(17,333,521)

Net increase	85,084	$13,434,264	65,468	$13,260,294

Class D
Sales	55,254	$9,544,850	85,700	$17,391,469
Reinvestments	161,678	25,989,717	161,830	32,569,969
Redemptions	(195,640)	(33,265,806)	(480,052)	(96,968,365)

Net increase (decrease)	21,292	$2,268,761	(232,522)	$(47,006,927)

Class E
Sales	12,165	$2,066,226	53,198	$10,867,925
Reinvestments	29,348	4,712,129	28,319	5,693,214
Redemptions	(47,242)	(8,085,780)	(110,393)	(22,452,606)

Net decrease	(5,729)	$(1,307,425)	(28,876)	$(5,891,467)

Increase (decrease) derived from capital share transactions		$27,293,510		$(69,648,099)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$196.17		$208.36	$193.08	$176.54	$157.24	$124.89

Income From Investment Operations
Net investment income	2.96	(a)	2.81 (a)	2.58	1.92	2.21	2.13
Net realized and unrealized gain (loss) of investments	(29.00)		6.52	20.14	16.67	19.15	31.23

Total from investment operations	(26.04)		9.33	22.72	18.59	21.36	33.36

Less Distributions
Distributions from net investment income	(3.12)		(2.06)	(2.25)	(2.05)	(2.06)	(1.01)
Distributions from net realized capital gains	(16.92)		(19.46)	(5.19)	0.00	0.00	0.00

Total distributions	(20.04)		(21.52)	(7.44)	(2.05)	(2.06)	(1.01)

Net Asset Value, End of Period	$150.09		$196.17	$208.36	$193.08	$176.54	$157.24

Total Return (%)	(14.0	)(b)	4.2	11.9	10.7	13.7	26.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.71	(c)	0.71	0.72	0.73	0.74	0.74
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		N/A	0.71	0.69	0.72	N/A
Ratio of net investment income to average net assets (%)	1.74	(c)	1.38	1.18	0.92	1.23	1.49
Portfolio turnover rate (%)	194	(c)	145	213	94	161	53
Net assets, end of period (000)	$356,510		$447,663	$504,489	$533,729	$552,323	$563,979

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$195.36		$207.58	$192.26	$175.91	$156.72	$124.47

Income From Investment Operations
Net investment income	2.56	(a)	2.30 (a)	2.10	1.26	1.88	1.22
Net realized and unrealized gain (loss) of investments	(28.72)		6.47	20.04	16.86	19.12	31.95

Total from investment operations	(26.16)		8.77	22.14	18.12	21.00	33.17

Less Distributions
Distributions from net investment income	(2.61)		(1.53)	(1.63)	(1.77)	(1.81)	(0.92)
Distributions from net realized capital gains	(16.92)		(19.46)	(5.19)	0.00	0.00	0.00

Total distributions	(19.53)		(20.99)	(6.82)	(1.77)	(1.81)	(0.92)

Net Asset Value, End of Period	$149.67		$195.36	$207.58	$192.26	$175.91	$156.72

Total Return (%)	(14.1	)(b)	3.9	11.7	10.4	13.5	26.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.96	(c)	0.96	0.97	0.98	0.99	0.99
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		N/A	0.96	0.94	0.97	N/A
Ratio of net investment income to average net assets (%)	1.52	(c)	1.14	1.00	0.70	1.41	1.15
Portfolio turnover rate (%)	194	(c)	145	213	94	161	53
Net assets, end of period (000)	$70,756		$75,734	$66,879	$27,141	$5,311	$128

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Commencement of operations was May 2, 2006 for Class D.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Financial Highlights (Unaudited)

	Class D
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006(e)
Net Asset Value, Beginning of Period	$195.78		$207.95	$200.55

Income From Investment Operations
Net investment income	2.79	(a)	2.60 (a)	1.80
Net realized and unrealized gain (loss) of investments	(28.88)		6.49	5.60

Total from investment operations	(26.09)		9.09	7.40

Less Distributions
Distributions from net investment income	(2.91)		(1.80)	0.00
Distributions from net realized capital gains	(16.92)		(19.46)	0.00

Total distributions	(19.83)		(21.26)	0.00

Net Asset Value, End of Period	$149.86		$195.78	$207.95

Total Return (%)	(14.0	)(b)	4.1	3.7	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.81	(c)	0.81	0.82	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		N/A	0.81	(c)
Ratio of net investment income to average net assets (%)	1.64	(c)	1.27	1.25	(c)
Portfolio turnover rate (%)	194	(c)	145	213
Net assets, end of period (000)	$211,547		$272,190	$337,462

	Class E
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$195.49		$207.69	$192.40	$175.93	$156.83	$124.66

Income From Investment Operations
Net investment income	2.70	(a)	2.49 (a)	2.17	1.29	1.58	1.41
Net realized and unrealized gain (loss) of investments	(28.76)		6.48	20.18	16.98	19.48	31.68

Total from investment operations	(26.06)		8.97	22.35	18.27	21.06	33.09

Less Distributions
Distributions from net investment income	(2.81)		(1.71)	(1.87)	(1.80)	(1.96)	(0.92)
Distributions from net realized capital gains	(16.92)		(19.46)	(5.19)	0.00	0.00	0.00

Total distributions	(19.73)		(21.17)	(7.06)	(1.80)	(1.96)	(0.92)

Net Asset Value, End of Period	$149.70		$195.49	$207.69	$192.40	$175.93	$156.83

Total Return (%)	(14.0	)(b)	4.0	11.8	10.5	13.6	26.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.86	(c)	0.86	0.87	0.88	0.89	0.89
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		N/A	0.86	0.84	0.87	N/A
Ratio of net investment income to average net assets (%)	1.59	(c)	1.22	1.05	0.78	1.12	1.31
Portfolio turnover rate (%)	194	(c)	145	213	94	161	53
Net assets, end of period (000)	$38,669		$51,617	$60,835	$46,855	$31,192	$18,891

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Commencement of operations was May 2, 2006 for Class D.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The FI Value Leaders Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class D and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class D and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-12

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

MSF-13

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$41,560,220	$6,770,627	$52,540,461	$16,179,142	$—	$—	$94,100,681	$22,949,769

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$53,415,968	$27,683,566	$13,320,490	$—	$94,420,024

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$717,852,483	$0	$764,011,430

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolio’s average daily net asset levels
$2,375,034	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Fidelity Management & Research Company (“FMR”) was compensated by MetLife Advisers to provide subadvisory services to the Portfolio from January 1, 2008 through April 27, 2008. Effective April 28, 2008, Pyramis Global Advisors, LLC, a wholly owned subsidiary of FMR, became subadviser to this Portfolio and receives compensation for providing subadvisory services thereto.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D and E shares. Under the Distribution and Service Plan, the Class B, D and E shares of the Portfolio pay a fee to compensate the

MSF-14

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, D and E shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.10% per year for Class D shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2008 are footnoted in the Schedule of Investments.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-15

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-16

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Managed by Franklin Advisors, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the Franklin Templeton Small Cap Growth Fund returned -13.7%, compared to its benchmark, the Russell 2000 Growth Index1, which returned -8.9%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Growth Funds Universe2, was -11.6% over the same period.

PORTFOLIO REVIEW

The U.S. economy struggled during the six months ended June 30, 2008, as it contended with a deepening housing market contraction, lingering credit crisis, ongoing dollar devaluation, steadily rising joblessness, the waning pace of consumer spending, and multi-year lows for consumer and business confidence. A weaker U.S. dollar compared with most foreign currencies over the past six months contributed to increased export demand, which helped the fragile economy. Also supporting the economy were inventory buildup, expanding government spending and a boost to household finances from a $168 billion government stimulus package. Volatile oil prices reached a historical high in June, and many other commodity prices—including coal, natural gas, precious metals, raw materials and agricultural commodities—also neared or surpassed all-time highs due to increased worldwide demand and institutional investors seeking alternatives to stocks and corporate bonds. Seeking to stimulate the sagging economy without stoking inflation, the Federal Reserve Board made three cuts to its key federal funds target rate during the period and then appeared to take a breather.

Three stocks in the energy sector were among those that had the most positive impact on Portfolio performance relative to the Russell 2000 Growth Index. These were Mariner Energy, Superior Energy Services and McMoRan Exploration, which benefited from a strong pricing environment for oil. Stock selection in the materials sector, particularly industrial chemicals company FMC, and lack of exposure to the metals and mining industry, helped Portfolio performance relative to the index during the reporting period. An underweight position in the health care sector aided Portfolio returns. Key contributors included genetic sequencing system designer Sequenom and clinical and nonclinical research services provider PAREXEL International. Stock selection in the telecommunication services sector also benefited relative Portfolio performance. SBA Communications, a leading U.S. independent wireless communications tower owner and operator, was a major contributor.

By contrast, investments in the consumer discretionary, industrials and financials sectors weighed on the Portfolio’s relative performance during the reporting period. An overweighted allocation to and stock selection in the consumer discretionary sector hurt Portfolio returns. Major detractors included horse racing and casino gaming facility operator Penn National Gaming along with gaming and entertainment products company Shuffle Master. In the industrials sector, an underweight position and stock selection had a negative impact on relative Portfolio performance. Huron Consulting Group, which offers financial consulting services to companies in financial distress or under litigation, and Allegiant Travel, a charter flight operator, declined in value. Stock selection in the financials sector, particularly in the real estate investment trusts industry, also detracted from relative Portfolio performance, as FelCor Lodging, iStar Financial and RAIT Financial Trust fell in value. Additional detractors in the sector were online brokerage optionsXpress Holdings and regional bank East West Bancorp.

* The views expressed above are those of the subadvisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 2000® Growth Index is an unmanaged measure of performance of those Russell 2000® companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-1

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 2000 GROWTH INDEX

Average Annual Returns as of June 30, 2008

	Franklin Templeton Small Cap Growth Portfolio			Russell 2000 Growth Index
	Class A	Class B	Class E
6 Months	-13.7%	-13.9%	-13.8%	-8.9%
1 Year	-18.2	-18.4	-18.4	-10.8
5 Year	7.8	7.6	7.7	10.4
Since Inception	1.0	0.8	0.9	3.7

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A, Class B and Class E shares is 5/1/01. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2008

Top Holdings

% of Total Net Assets
Mariner Energy, Inc.	2.7%
Psychiatric Solutions, Inc.	2.1%
Microsemi Corp.	2.1%
FMC Corp.	2.0%
FLIR Systems, Inc.	2.0%
Superior Energy Services, Inc.	2.0%
Power Integrations, Inc.	2.0%
Quest Software, Inc.	2.0%
NetLogic Microsystems, Inc.	2.0%
ViaSat, Inc.	1.8%

Top Sectors

% of Total Market Value
Information Technology	39.0%
Consumer Discretionary	17.0%
Health Care	14.0%
Energy	9.0%
Industrials	8.0%
Financials	5.0%
Consumer Staples	3.0%
Materials	2.0%
Telecommunications Services	2.0%
Cash & Equivalents	1.0%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
Franklin Templeton Small Cap Growth—Class A	Actual	1.04%	$1,000.00	$862.80	$4.82
	Hypothetical	1.04%	$1,000.00	$1,019.62	$5.22

Franklin Templeton Small Cap Growth—Class B	Actual	1.29%	$1,000.00	$861.40	$5.97
	Hypothetical	1.29%	$1,000.00	$1,018.37	$6.47

Franklin Templeton Small Cap Growth—Class E	Actual	1.19%	$1,000.00	$861.60	$5.51
	Hypothetical	1.19%	$1,000.00	$1,018.87	$5.97

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—98.9% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.6%
BE Aerospace, Inc. (a)	52,400	$1,220,396
Orbital Sciences Corp. (a) (b)	62,000	1,460,720
Stanley, Inc. (a)	28,493	955,085

		3,636,201

Air Freight & Logistics—1.2%
Pacer International, Inc. (b)	79,600	1,712,196

Airlines—0.9%
Allegiant Travel Co. (a) (b)	66,100	1,228,799

Auto Components—1.6%
Drew Industries, Inc. (a) (b)	83,100	1,325,445
Tenneco, Inc. (a) (b)	62,300	842,919

		2,168,364

Beverages—1.3%
Hansen Natural Corp. (a) (b)	61,800	1,781,076

Biotechnology—1.7%
Myriad Genetics, Inc. (a) (b)	51,600	2,348,832

Capital Markets—0.7%
optionsXpress Holdings, Inc. (b)	45,100	1,007,534

Chemicals—2.0%
FMC Corp.	36,600	2,834,304

Commercial Services & Supplies—2.8%
Huron Consulting Group, Inc. (a) (b)	44,900	2,035,766
Mobile Mini, Inc. (a) (b)	90,900	1,818,000

		3,853,766

Communications Equipment—4.1%
Ixia (a) (b)	256,600	1,783,370
Riverbed Technology, Inc. (a) (b)	105,700	1,450,204
ViaSat, Inc. (a)	123,900	2,504,019

		5,737,593

Computers & Peripherals—1.9%
Compellent Technologies, Inc. (a) (b)	90,100	1,021,734
Xyratex, Ltd. (a)	94,000	1,565,100

		2,586,834

Diversified Consumer Services—2.6%
Strayer Education, Inc.	11,600	2,425,212
Universal Technical Institute, Inc. (a) (b)	97,200	1,211,112

		3,636,324

Diversified Financial Services—0.9%
MSCI, Inc. (a)	24,400	885,476
NewStar Financial, Inc. (a) (b)	62,900	371,739

		1,257,215

Security Description	Shares	Value*

Electronic Equipment & Instruments—7.4%
Coherent, Inc. (a) (b)	69,600	$2,080,344
FARO Technologies, Inc. (a) (b)	75,200	1,892,784
FLIR Systems, Inc. (a) (b)	69,500	2,819,615
National Instruments Corp.	39,600	1,123,452
Trimble Navigation, Ltd. (a) (b)	67,100	2,395,470

		10,311,665

Energy Equipment & Services—5.0%
Dril-Quip, Inc. (a)	33,400	2,104,200
Helix Energy Solutions Group, Inc. (a) (b)	48,900	2,036,196
Superior Energy Services, Inc. (a)	50,900	2,806,626

		6,947,022

Food Products—1.4%
Hain Celestial Group, Inc. (a) (b)	81,900	1,923,012

Health Care Equipment & Supplies—2.8%
American Medical Systems Holdings, Inc. (a) (b)	149,300	2,232,035
DexCom, Inc. (a) (b)	148,300	895,732
TomoTherapy, Inc. (a) (b)	81,800	730,474

		3,858,241

Health Care Providers & Services—3.9%
MWI Veterinary Supply, Inc. (a) (b)	27,700	917,147
Psychiatric Solutions, Inc. (a) (b)	78,200	2,959,088
VCA Antech, Inc. (a) (b)	54,200	1,505,676

		5,381,911

Hotels, Restaurants & Leisure—6.3%
BJ’s Restaurants, Inc. (a) (b)	54,800	533,204
Chipotle Mexican Grill, Inc. (a) (b)	32,600	2,456,736
Orient-Express Hotels, Ltd. (Class A) (b)	38,700	1,681,128
Panera Bread Co. (a) (b)	30,500	1,410,930
Penn National Gaming, Inc. (a)	51,600	1,658,940
Shuffle Master, Inc. (a) (b)	198,900	982,566

		8,723,504

Insurance—0.6%
Assured Guaranty, Ltd. (b)	43,700	786,163

Internet & Catalog Retail—0.5%
Gaiam, Inc. (a) (b)	12,000	162,120
Shutterfly, Inc. (a) (b)	48,000	586,080

		748,200

Internet Software & Services—1.8%
DealerTrack Holdings, Inc. (a) (b)	57,500	811,325
Internap Network Services Corp. (a) (b)	121,288	567,628
Omniture, Inc. (a) (b)	56,800	1,054,776

		2,433,729

IT Services—4.4%
Cybersource Corp. (a)	94,000	1,572,620
Heartland Payment Systems, Inc. (b)	52,000	1,227,200

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

IT Services—(Continued)
Sapient Corp. (a)	388,300	$2,492,886
VeriFone Holdings, Inc. (a) (b)	69,700	832,915

		6,125,621

Life Sciences Tools & Services—3.3%
Parexel International Corp. (a)	60,000	1,578,600
Sequenom, Inc. (a) (b)	80,900	1,291,164
Varian, Inc. (a)	34,000	1,736,040

		4,605,804

Machinery—1.1%
Force Protection, Inc. (a) (b)	154,800	512,388
The Manitowoc Co., Inc. (b)	28,900	940,117

		1,452,505

Media—1.6%
Lions Gate Entertainment Corp. (a) (b)	210,900	2,184,924

Oil, Gas & Consumable Fuels—4.2%
Bill Barrett Corp. (a) (b)	35,700	2,120,937
Mariner Energy, Inc. (a) (b)	101,100	3,737,667

		5,858,604

Pharmaceuticals—2.1%
Angiotech Pharmaceuticals, Inc. (a) (b)	417,000	1,242,660
Cadence Pharmaceuticals, Inc. (a) (b)	82,894	504,824
Impax Laboratories, Inc. (a) (b) (c)	35,400	251,765
Penwest Pharmaceuticals Co. (a) (b)	108,800	293,760
The Medicines Co. (a)	33,200	658,024

		2,951,033

Real Estate Investment Trusts—1.9%
FelCor Lodging Trust, Inc. (b)	128,200	1,346,100
iStar Financial, Inc. (b)	92,800	1,225,888

		2,571,988

Semiconductors & Semiconductor Equipment—12.6%
Advanced Analogic Technologies, Inc. (a)	72,800	300,664
Atheros Communications, Inc. (a) (b)	59,400	1,782,000
FormFactor, Inc. (a) (b)	87,300	1,608,939
Microsemi Corp. (a) (b)	115,720	2,913,830
Microtune, Inc. (a)	330,900	1,144,914
NetLogic Microsystems, Inc. (a) (b)	81,700	2,712,440
Power Integrations, Inc. (a)	87,500	2,765,875
Silicon Laboratories, Inc. (a)	64,200	2,316,978
Varian Semiconductor Equipment Associates, Inc. (a)	57,300	1,995,186

		17,540,826

Security Description	Shares	Value*

Software—6.7%
Ansys, Inc. (a)	36,800	$1,734,016
Bottomline Technologies, Inc. (a)	203,000	1,975,190
EPIQ System, Inc. (a) (b)	64,600	917,320
Nuance Communications, Inc. (a)	126,000	1,974,420
Quest Software, Inc. (a)	184,400	2,730,964

		9,331,910

Specialty Retail—3.0%
Aeropostale, Inc. (a)	26,300	823,979
Men’s Wearhouse, Inc. (b)	39,300	640,197
Tractor Supply Co. (a) (b)	60,900	1,768,536
Zumiez, Inc. (a) (b)	58,100	963,298

		4,196,010

Textiles, Apparel & Luxury Goods—1.4%
FGX International Holdings, Ltd. (a)	134,100	1,078,164
Lululemon Athletica, Inc. (a) (b)	29,600	860,176

		1,938,340

Thrifts & Mortgage Finance—0.8%
Clayton Holdings, Inc. (a) (b)	176,200	1,051,914

Wireless Telecommunication Services—1.8%
SBA Communications Corp. (a) (b)	68,200	2,455,882

Total Common Stock (Identified Cost $148,313,893)		137,167,846

Short Term Investments—30.4%
Security Description	Face Amount/Shares	Value*

Discount Notes—1.4%
Federal Home Loan Bank 2.006%, 07/01/08	$1,985,000	1,985,000

Mutual Funds—29.0%
State Street Navigator Securities Lending Prime Portfolio (d)	40,211,765	40,211,765

Total Short Term Investments (Identified Cost $42,196,765)		42,196,765

Total Investments—129.3% (Identified Cost $190,510,658) (e)		179,364,611
Liabilities in excess of other assets		(40,613,779)

Total Net Assets—100%		$138,750,832

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of June 30, 2008, the market value of securities loaned was $38,585,563 and the collateral received consisted of cash in the amount of $40,211,765 and non-cash collateral with a value of $342,690. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(c)	Security was valued in good faith under procedures established by the Board of Directors.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $190,510,658 and the composition of unrealized appreciation and depreciation of investment securities was $17,485,220 and $(28,631,267), respectively.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$177,379,611	$0
Level 2 - Other Significant Observable Inputs	1,985,000	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$179,364,611	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-6

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a) (b)		$179,364,611
Cash		4,659
Receivable for:
Fund shares sold		183,374
Accrued interest and dividends		16,515

Total Assets		179,569,159
Liabilities
Payable for:
Securities purchased	$318,361
Fund shares redeemed	101,395
Collateral for securities loaned	40,211,765
Accrued expenses:
Management fees	109,094
Service and distribution fees	14,044
Other expenses	63,668

Total Liabilities		40,818,327

Net Assets		$138,750,832

Net assets consists of:
Capital paid in		$154,466,959
Undistributed net investment loss		(274,073)
Accumulated net realized losses		(4,296,007)
Unrealized depreciation on investments		(11,146,047)

Net Assets		$138,750,832

Computation of offering price:
Class A
Net asset value and redemption price per share ($70,292,547 divided by 8,439,284 shares outstanding)		$8.33

Class B
Net asset value and redemption price per share ($59,019,454 divided by 7,232,718 shares outstanding)		$8.16

Class E
Net asset value and redemption price per share ($9,438,831 divided by 1,145,727 shares outstanding)		$8.24

(a) Identified cost of investments		$190,510,658

(b)	Includes cash collateral for securities loaned of $40,211,765.

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends		$161,688
Interest		286,990 (a)

		448,678
Expenses
Management fees	$630,096
Service and distribution fees—Class B	74,117
Service and distribution fees—Class E	7,644
Directors’ fees and expenses	14,852
Custodian	15,778
Audit and tax services	17,781
Legal	1,017
Printing	39,888
Insurance	951
Miscellaneous	4,481

Total Expenses	806,605
Expense reductions	(3,558)	803,047

Net Investment Loss		(354,369)

Realized and Unrealized Loss
Realized loss on:
Investments—net		(3,978,317)
Change in unrealized depreciation on:
Investments—net		(17,721,256)

Net loss		(21,699,573)

Net Decrease in Net Assets From Operations		$(22,053,942)

(a)	Includes income on securities loaned of $242,887.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment loss	$(354,369)	$(731,560)
Net realized gain (loss)	(3,978,317)	14,137,156
Change in unrealized depreciation	(17,721,256)	(6,937,321)

Increase (decrease) in net assets from operations	(22,053,942)	6,468,275

From Distributions to Shareholders
Net realized gain
Class A	(6,706,656)	(5,293,797)
Class B	(5,734,400)	(4,633,068)
Class E	(957,362)	(1,001,053)

Total distributions	(13,398,418)	(10,927,918)

Increase in net assets from capital share transactions	15,929,365	22,309,401

Total increase (decrease) in net assets	(19,522,995)	17,849,758

Net Assets
Beginning of the period	158,273,827	140,424,069

End of the period	$138,750,832	$158,273,827

Undistributed Net Investment Income (Loss)
End of the period	$(274,073)	$80,296

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	988,258	$9,097,257	3,263,897	$36,568,942
Reinvestments	791,813	6,706,656	482,131	5,293,797
Redemptions	(649,214)	(5,881,455)	(1,330,391)	(14,836,222)

Net increase	1,130,857	$9,922,458	2,415,637	$27,026,517

Class B
Sales	743,861	$6,597,746	1,530,985	$16,749,341
Reinvestments	690,892	5,734,400	428,591	4,633,068
Redemptions	(633,575)	(5,687,400)	(2,318,672)	(25,544,811)

Net increase (decrease)	801,178	$6,644,746	(359,096)	$(4,162,402)

Class E
Sales	23,383	$213,752	192,468	$2,141,471
Reinvestments	114,244	957,362	91,924	1,001,053
Redemptions	(197,873)	(1,808,953)	(334,403)	(3,697,238)

Net decrease	(60,246)	$(637,839)	(50,011)	$(554,714)

Increase derived from capital share transactions		$15,929,365		$22,309,401

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.68		$10.94		$10.43	$10.35	$9.29	$6.41

Income From Investment Operations
Net investment loss	(0.04	)(a)	(0.04	)(a)	(0.05)	(0.05)	(0.08)	(0.04)
Net realized and unrealized gain (loss) of investments	(1.42)		0.57		1.11	0.48	1.14	2.92

Total from investment operations	(1.46)		0.53		1.06	0.43	1.06	2.88

Less Distributions
Distributions from net realized capital gains	(0.89)		(0.79)		(0.55)	(0.35)	0.00	0.00

Total distributions	(0.89)		(0.79)		(0.55)	(0.35)	0.00	0.00

Net Asset Value, End of Period	$8.33		$10.68		$10.94	$10.43	$10.35	$9.29

Total Return (%)	(13.7	)(b)	4.5		10.0	4.7	11.4	44.9
Ratio of operating expenses to average net assets before expense reductions (%)	1.04	(c)	1.01		1.09	1.13	1.15	1.13
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.03	(c)	1.01		1.07	1.11	1.15	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		N/A		1.09	1.13	1.15	1.32
Ratio of net investment loss to average net assets (%)	(0.39	)(c)	(0.33)		(0.45)	(0.52)	(0.80)	(0.68)
Portfolio turnover rate (%)	70	(c)	60		68	52	50	38
Net assets, end of period (000)	$70,293		$78,029		$53,521	$33,042	$31,892	$25,762

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.49		$10.79		$10.32	$10.27	$9.24	$6.39

Income From Investment Operations
Net investment loss	(0.06	)(a)	(0.07	)(a)	(0.08)	(0.05)	(0.08)	(0.05)
Net realized and unrealized gain (loss) of investments	(1.38)		0.56		1.10	0.45	1.11	2.90

Total from investment operations	(1.44)		0.49		1.02	0.40	1.03	2.85

Less Distributions
Distributions from net realized capital gains	(0.89)		(0.79)		(0.55)	(0.35)	0.00	0.00

Total distributions	(0.89)		(0.79)		(0.55)	(0.35)	0.00	0.00

Net Asset Value, End of Period	$8.16		$10.49		$10.79	$10.32	$10.27	$9.24

Total Return (%)	(13.9	)(b)	4.3		9.7	4.4	11.1	44.6
Ratio of operating expenses to average net assets before expense reductions (%)	1.29	(c)	1.26		1.34	1.38	1.40	1.38
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.28	(c)	1.26		1.32	1.36	1.40	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		N/A		1.34	1.38	1.40	1.57
Ratio of net investment loss to average net assets (%)	(0.64	)(c)	(0.59)		(0.72)	(0.73)	(1.05)	(0.93)
Portfolio turnover rate (%)	70	(c)	60		68	52	50	38
Net assets, end of period (000)	$59,019		$67,487		$73,262	$61,746	$34,664	$22,385

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2008		Year ended December 31,
			2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.58		$10.86		$10.37	$10.31	$9.27	$6.41

Income From Investment Operations
Net investment loss	(0.05	)(a)	(0.05	)(a)	(0.07)	(0.07)	(0.09)	(0.04)
Net realized and unrealized gain (loss) of investments	(1.40)		0.56		1.11	0.48	1.13	2.90

Total from investment operations	(1.45)		0.51		1.04	0.41	1.04	2.86

Less Distributions
Distributions from net realized capital gains	(0.89)		(0.79)		(0.55)	(0.35)	0.00	0.00

Total distributions	(0.89)		(0.79)		(0.55)	(0.35)	0.00	0.00

Net Asset Value, End of Period	$8.24		$10.58		$10.86	$10.37	$10.31	$9.27

Total Return (%)	(13.8	)(b)	4.5		9.9	4.5	11.2	44.6
Ratio of operating expenses to average net assets before expense reductions (%)	1.19	(c)	1.16		1.24	1.28	1.30	1.28
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.18	(c)	1.16		1.22	1.26	1.30	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		N/A		1.24	1.28	1.30	1.47
Ratio of net investment loss to average net assets (%)	(0.54	)(c)	(0.50)		(0.62)	(0.67)	(0.95)	(0.84)
Portfolio turnover rate (%)	70	(c)	60		68	52	50	38
Net assets, end of period (000)	$9,439		$12,758		$13,641	$14,051	$14,545	$10,029

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Franklin Templeton Small Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-12

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

MSF-13

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$2,576,163	$—	$8,351,755	$6,062,279	$—	$—	$10,927,918	$6,062,279

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$1,905,135	$11,419,171	$6,411,926	$—	$19,736,232

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$51,687,861	$0	$48,460,039

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolio’s average daily net asset levels
$630,096	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Franklin Advisors, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-14

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2008 are footnoted in the Schedule of Investments.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-15

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-16

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Managed by Harris Associates, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the Harris Oakmark Focused Value Portfolio returned -14.9%, compared to its benchmark, the Russell Midcap Index1, which returned -7.6%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Value Funds Universe2, was -9.8% over the same period.

PORTFOLIO REVIEW

Other than the energy and commodity-oriented areas, there have been few places to hide this year. Over 70% of the stocks in the S&P 500 fell in the first six months of the year, with nearly one-third of the index off more than 20%, indicating broad, deep weakness. And as unlikely as it might seem, the U.S. market has fared no worse than its international peers in 2008, and there have been some serious setbacks (India and China are off 34% and 46%, respectively). Commodity inflation, currency weakness, rising foreclosures and a serious credit crisis dominate the headlines today. The gloom which hangs over the markets is not surprising, but it is precisely such an environment—near the bottom of a credit cycle—that makes it worthwhile to be a bargain-hunting value investor.

As of June 30, 2008, the portfolio held 24 securities across a variety of industries. Over the past six months, we initiated positions in Advance Auto Parts, Inc., ITT Corporation, Legg Mason, Inc., and Starwood Hotels & Resorts Worldwide, Inc. and eliminated positions in Cablevision Systems Corporation, International Rectifier Corporation, McDonalds Corporation, Sovereign Bancorp, Timberland Company, and Time Warner, Inc.

Tenet Healthcare, PerkinElmer, and ITT Corporation had the most positive impact on performance during the period. Early in the year Tenet reported good earnings, particularly when compared to the rest of the industry. Revenues were up more than 6% on flat admissions and good pricing. The flat admissions were better than the declines reported by the other hospital companies.

PerkinElmer achieved excellent results for the most recent quarter. We believe PerkinElmer reached an inflection point at which its rapidly growing, higher margin businesses have achieved scale and can drive overall performance and future growth for some time.

ITT reported strong first quarter results as profit grew over 20%, which was attributed to acquisitions, robust international sales, and strong performance on large defense contracts. The firm raised its 2008 profit forecast and the stock price advanced on the news.

Merrill Lynch, Legg Mason, and Intel had the most negative impact on performance during the period. Merrill Lynch’s stock continued to decline due to the credit crisis.

Legg Mason has had a challenging time due to declining assets under management, poor investment performance and structured investment vehicle (SIV) losses. The company has recently made good progress reducing its SIV exposure and has improved performance and client communication at its asset management subsidiaries.

In early January, the market reacted very negatively to Intel’s 4th quarter earnings announcement, while in fact the company reported quite strong earnings growth. We believe this was a significant overreaction by investors. Intel generates significant amounts of free cash flow and has approximately 75% market share. Intel spends more on R&D than its competitor Advanced Micro Devices, Inc. generates in total sales. The stock, however, has yet to rebound completely.

* The views expressed above are those of the subadvisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell Midcap® Index is an unmanaged measure of performance of the 800 smallest companies in the Russell 1000 Index.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-1

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP INDEX

Average Annual Returns as of June 30, 2008

	Harris Oakmark Focused Value Portfolio			Russell MidCap Index
	Class A	Class B	Class E
6 Months	-14.9%	-15.0%	-14.9%	-7.6%
1 Year	-25.5	-25.7	-25.6	-11.2
5 Year	5.0	4.7	4.8	13.1
10 Year	6.0	—	—	8.1
Since Inception	—	5.5	5.4	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 4/30/93, 2/20/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2008

Top Holdings

% of Total Net Assets
Intel Corp.	7.5%
National Semiconductor Corp.	5.8%
PerkinElmer, Inc.	5.8%
Dell, Inc.	5.7%
Robert Half International, Inc.	5.7%
Virgin Media, Inc.	5.0%
Teradata Corp.	5.0%
Tiffany & Co.	4.7%
Hospira, Inc.	4.6%
Starwood Hotels & Resorts Worldwide, Inc.	4.5%

Top Sectors

% of Equity Market Value
Information Technology	27.0%
Consumer Discretionary	24.0%
Financials	18.0%
Health Care	15.0%
Industrials	9.0%
Consumer Staples	4.0%
Materials	3.0%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
Harris Oakmark Focused Value—Class A(a)	Actual	0.79%	$1,000.00	$851.10	$3.64
	Hypothetical	0.79%	$1,000.00	$1,020.88	$3.97

Harris Oakmark Focused Value—Class B(a)	Actual	1.04%	$1,000.00	$850.10	$4.78
	Hypothetical	1.04%	$1,000.00	$1,019.62	$5.22

Harris Oakmark Focused Value—Class E(a)	Actual	0.94%	$1,000.00	$850.50	$4.32
	Hypothetical	0.94%	$1,000.00	$1,020.13	$4.72

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—96.2% of Total Net Assets

Security Description	Shares	Value*

Capital Markets—11.5%
Legg Mason, Inc. (a)	1,338,400	$58,314,088
Merrill Lynch & Co., Inc.	1,628,500	51,639,735
Morgan Stanley	1,241,000	44,762,870

		154,716,693

Chemicals—3.2%
International Flavors & Fragrances, Inc.	1,096,041	42,811,362

Commercial Services & Supplies—5.7%
Robert Half International, Inc. (a)	3,190,000	76,464,300

Computers & Peripherals—10.7%
Dell, Inc. (b)	3,500,000	76,580,000
Teradata Corp. (b)	2,909,000	67,314,260

		143,894,260

Consumer Finance—3.4%
Discover Financial Services	3,443,000	45,344,310

Health Care Equipment & Supplies—4.6%
Hospira, Inc. (a) (b)	1,540,000	61,769,400

Health Care Providers & Services—1.8%
Tenet Healthcare Corp. (a) (b)	4,400,000	24,464,000

Hotels, Restaurants & Leisure—7.1%
Starwood Hotels & Resorts Worldwide, Inc.	1,500,000	60,105,000
Yum! Brands, Inc.	1,000,000	35,090,000

		95,195,000

Internet & Catalog Retail—3.3%
Liberty Media Interactive (Series A) (b)	3,007,063	44,384,250

Life Sciences Tools & Services—8.2%
MDS, Inc. (a)	2,000,000	32,400,000
PerkinElmer, Inc.	2,802,000	78,035,700

		110,435,700

Machinery—2.5%
ITT Corp. (a)	536,789	33,994,847

Security Description	Shares	Value*

Media—7.1%
Liberty Media Capital (Series A) (b)	1,940,000	$27,936,000
Virgin Media, Inc. (a)	5,000,000	68,050,000

		95,986,000

Personal Products—3.9%
Avon Products, Inc.	1,435,700	51,713,914

Semiconductors & Semiconductor Equipment—15.7%
Intel Corp.	4,703,000	101,020,439
Micron Technology, Inc. (a) (b)	5,385,000	32,310,000
National Semiconductor Corp.	3,804,000	78,134,160

		211,464,599

Specialty Retail—7.5%
Advance Auto Parts, Inc.	945,800	36,725,414
Tiffany & Co. (a)	1,559,300	63,541,475

		100,266,889

Total Common Stock (Identified Cost $1,480,964,467)		1,292,905,524

Short Term Investments—8.0%
Security Description	Shares/ Face Amount	Value*

Mutual Funds—4.8%
State Street Navigator Securities Lending Prime Portfolio (c)	64,212,951	64,212,951

Repurchase Agreement—3.2%
State Street Repurchase Agreement dated 06/30/08 at 1.10% to be repurchased at $43,649,334 on 07/01/08, collateralized by $44,635,000 Federal National Mortgage Association 4.125% due 04/15/14 with a value of $44,523,413.	$43,648,000	43,648,000

Total Short Term Investments (Identified Cost $107,860,951)		107,860,951

Total Investments—104.2% (Identified Cost $1,588,825,418) (d)		1,400,766,475
Liabilities in excess of other assets		(56,200,528)

Total Net Assets—100%		$1,344,565,947

(a)	A portion or all of the security was held on loan. As of June 30, 2008, the market value of securities loaned was $62,036,262 and the collateral received consisted of cash in the amount of $64,212,951 and non-cash collateral with a value of $591,018. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $1,588,825,418 and the composition of unrealized appreciation and depreciation of investment securities was $42,851,216 and $(230,910,159), respectively.

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$1,357,118,475	$0
Level 2 - Other Significant Observable Inputs	43,648,000	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$1,400,766,475	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-5

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a) (b)		$1,400,766,475
Cash		655
Receivable for:
Securities sold		6,875,845
Fund shares sold		2,083,292
Accrued interest and dividends		1,435,567

Total Assets		1,411,161,834
Liabilities
Payable for:
Fund shares redeemed	$1,103,454
Collateral for securities loaned	64,212,951
Accrued expenses:
Management fees	875,673
Service and distribution fees	117,543
Deferred directors’ fees	16,873
Other expenses	269,393

Total Liabilities		66,595,887

Net Assets		$1,344,565,947

Net assets consists of:
Capital paid in		$1,613,410,377
Undistributed net investment income		2,316,272
Accumulated net realized losses		(83,101,759)
Unrealized depreciation on investments		(188,058,943)

Net Assets		$1,344,565,947

Computation of offering price:
Class A
Net asset value and redemption price per share ($747,665,950 divided by 4,478,265 shares outstanding)		$166.95

Class B
Net asset value and redemption price per share ($431,088,814 divided by 2,644,915 shares outstanding)		$162.99

Class E
Net asset value and redemption price per share ($165,811,183 divided by 1,005,667 shares outstanding)		$164.88

(a) Identified cost of investments		$1,588,825,418

(b)	Includes cash collateral for securities loaned of $64,212,951.

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends		$8,754,684
Interest		972,287 (a)

		9,726,971
Expenses
Management fees	$6,263,660
Service and distribution fees—Class B	592,068
Service and distribution fees—Class E	138,489
Directors’ fees and expenses	11,900
Custodian	61,027
Audit and tax services	17,781
Legal	13,144
Printing	250,385
Insurance	13,190
Miscellaneous	13,577

Total Expenses	7,375,221
Management fee waivers	(3,853)	7,371,368

Net Investment Income		2,355,603

Realized and Unrealized Loss
Realized gain (loss) on:
Investments—net	(84,904,188)
Futures contracts—net	1,889,233
Foreign currency transactions—net	2,124	(83,012,831)

Change in unrealized depreciation on:
Investments—net		(179,924,265)

Net loss		(262,937,096)

Net Decrease in Net Assets From Operations		$(260,581,493)

(a)	Includes income on securities loaned of $312,583.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$2,355,603	$4,409,984
Net realized gain (loss)	(83,012,831)	187,656,215
Change in unrealized depreciation	(179,924,265)	(339,762,441)

Decrease in net assets from operations	(260,581,493)	(147,696,242)

From Distributions to Shareholders
Net investment income
Class A	(3,843,469)	(6,924,948)
Class B	(163,747)	(2,104,620)
Class E	(283,999)	(1,101,719)

	(4,291,215)	(10,131,287)

Net realized gain
Class A	(118,433,659)	(152,693,942)
Class B	(49,938,152)	(81,495,708)
Class E	(19,246,959)	(32,760,337)

	(187,618,770)	(266,949,987)

Total distributions	(191,909,985)	(277,081,274)

Increase (decrease) in net assets from capital share transactions	(219,812,680)	271,078,146

Total decrease in net assets	(672,304,158)	(153,699,370)

Net Assets
Beginning of the period	2,016,870,105	2,170,569,475

End of the period	$1,344,565,947	$2,016,870,105

Undistributed Net Investment Income
End of the period	$2,316,272	$4,251,884

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	408,341	$81,466,369	1,469,045	$360,559,728
Reinvestments	677,023	122,277,128	658,195	159,618,890
Redemptions	(2,299,602)	(433,938,512)	(1,004,853)	(251,059,673)

Net increase (decrease)	(1,214,238)	$(230,195,015)	1,122,387	$269,118,945

Class B
Sales	99,580	$18,810,855	353,452	$86,105,779
Reinvestments	284,041	50,101,899	352,283	83,600,328
Redemptions	(303,535)	(57,148,297)	(663,348)	(160,295,991)

Net increase	80,086	$11,764,457	42,387	$9,410,116

Class E
Sales	24,904	$4,577,254	78,053	$18,644,557
Reinvestments	109,478	19,530,958	141,221	33,862,056
Redemptions	(134,423)	(25,490,334)	(245,487)	(59,957,528)

Net decrease	(41)	$(1,382,122)	(26,213)	$(7,450,915)

Increase (decrease) derived from capital share transactions		$(219,812,680)		$271,078,146

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$219.43		$269.23	$265.37	$243.86	$224.26	$169.33

Income From Investment Operations
Net investment income	0.68	(a)	0.73 (a)	1.41	0.78	0.23	0.24
Net realized and unrealized gain (loss) of investments	(31.75)		(15.83)	28.89	23.48	21.85	54.97

Total from investment operations	(31.07)		(15.10)	30.30	24.26	22.08	55.21

Less Distributions
Distributions from net investment income	(0.67)		(1.51)	(0.83)	(0.11)	(0.10)	(0.28)
Distributions from net realized capital gains	(20.74)		(33.19)	(25.61)	(2.64)	(2.38)	0.00

Total distributions	(21.41)		(34.70)	(26.44)	(2.75)	(2.48)	(0.28)

Net Asset Value, End of Period	$166.95		$219.43	$269.23	$265.37	$243.86	$224.26

Total Return (%)	(14.9	)(b)	(6.8)	12.5	10.0	9.9	32.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.79	(c)	0.75	0.78	0.77	0.78	0.80
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		0.75	0.78	0.77	0.78	0.78
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	0.79	(c)	0.76	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.35	(c)	0.30	0.60	0.35	0.15	0.14
Portfolio turnover rate (%)	56	(c)	68	50	25	16	16
Net assets, end of period (000)	$747,666		$1,249,122	$1,230,429	$1,024,615	$809,906	$614,742

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$214.35		$263.76	$260.34	$239.96	$221.17	$167.26

Income From Investment Operations
Net investment income (loss)	0.26	(a)	0.10 (a)	0.91	0.22	(0.24)	0.01
Net realized and unrealized gain (loss) of investments	(30.81)		(15.46)	28.36	22.80	21.41	54.02

Total from investment operations	(30.55)		(15.36)	29.27	23.02	21.17	54.03

Less Distributions
Distributions from net investment income	(0.07)		(0.86)	(0.24)	0.00	0.00	(0.12)
Distributions from net realized capital gains	(20.74)		(33.19)	(25.61)	(2.64)	(2.38)	0.00

Total distributions	(20.81)		(34.05)	(25.85)	(2.64)	(2.38)	(0.12)

Net Asset Value, End of Period	$162.99		$214.35	$263.76	$260.34	$239.96	$221.17

Total Return (%)	(15.0	)(b)	(7.1)	12.2	9.7	9.7	32.3
Ratio of operating expenses to average net assets before expense reductions (%)	1.04	(c)	1.00	1.03	1.02	1.03	1.05
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		1.00	1.03	1.02	1.03	1.03
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	1.04	(c)	1.01	N/A	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.14	(c)	0.04	0.35	0.10	(0.09)	(0.13)
Portfolio turnover rate (%)	56	(c)	68	50	25	16	16
Net assets, end of period (000)	$431,089		$549,779	$665,313	$613,215	$578,991	$540,656

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$216.73		$266.33	$262.59	$241.77	$222.60	$168.22

Income From Investment Operations
Net investment income	0.45	(a)	0.34 (a)	1.21	0.49	0.04	0.07
Net realized and unrealized gain (loss) of investments	(31.26)		(15.63)	28.59	22.97	21.51	54.47

Total from investment operations	(30.81)		(15.29)	29.80	23.46	21.55	54.54

Less Distributions
Distributions from net investment income	(0.30)		(1.12)	(0.45)	0.00	0.00	(0.16)
Distributions from net realized capital gains	(20.74)		(33.19)	(25.61)	(2.64)	(2.38)	0.00

Total distributions	(21.04)		(34.31)	(26.06)	(2.64)	(2.38)	(0.16)

Net Asset Value, End of Period	$164.88		$216.73	$266.33	$262.59	$241.77	$222.60

Total Return (%)	(14.9	)(b)	(7.0)	12.3	9.8	9.8	32.5
Ratio of operating expenses to average net assets before expense reductions (%)	0.94	(c)	0.90	0.93	0.92	0.93	0.95
Ratio of operating expenses to average net assets after expense reductions (%) (d)	N/A		0.90	0.93	0.92	0.93	0.93
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	0.94	(c)	0.91	N/A	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.24	(c)	0.14	0.44	0.19	0.00	(0.03)
Portfolio turnover rate (%)	56	(c)	68	50	25	16	16
Net assets, end of period (000)	$165,811		$217,969	$274,828	$290,264	$280,856	$204,755

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Harris Oakmark Focused Value Portfolio (the “Portfolio”) is a non-diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-10

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio

MSF-11

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$10,227,819	$7,475,862	$266,853,455	$184,512,231	$—	$—	$277,081,274	$191,988,093

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$57,271,918	$134,538,824	$(8,134,678)	$—	$183,676,064

MSF-12

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$447,714,916	$0	$765,741,852

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolio’s average daily net asset levels
$6,263,660	0.750%	Of the first $1 billion
	0.700%	Of the next $1.5 billion
	0.675%	Of the next $2.5 billion
	0.650%	On amounts in excess of $5 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Management Fee Waivers:

Effective January 1, 2007 to January 6, 2008, a new subadvisory fee schedule was adopted for the Portfolio, under which the subadvisory fee for the Portfolio is calculated based on the combined average daily net assets for the Portfolio and the Harris Oakmark Large Cap Value Portfolio (collectively, the “Harris Portfolios”). In connection with this change in the subadvisory fee schedule, MetLife Advisers has agreed, pursuant to an expense agreement effective January 1, 2007 to January 6, 2008, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio by the following amount: the difference between (i) the subadvisory fee that MetLife Advisers actually pays Harris Associates, L.P. with respect to such class of the Portfolio; and (ii) the subadvisory fee that MetLife Advisers would pay Harris Associates, L.P. with respect to such class of the Portfolio after applying the new subadvisory fee schedule for the Portfolio that took effect January 1, 2007 but without combining the assets of the Harris Portfolios for purposes of calculating such fee. This combined subadvisory fee schedule and corresponding fee waiver was discontinued effective January 7, 2008.

Amounts waived for the period ended June 30, 2008 are shown as management fee waivers in the Statement of Operations.

MSF-13

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2008 are footnoted in the Schedule of Investments.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-14

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-15

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Managed by Jennison Associates, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the Jennison Growth Portfolio returned -8.5%, compared to its benchmark, the Russell 1000 Growth Index1, which returned -9.1%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe2, was -10.1% over the same period.

PORTFOLIO REVIEW

Problems in the subprime mortgage market spread throughout the financial system in the six months ended June 30, 2008, exacerbating the liquidity/credit crisis and roiling global markets. Financial institutions with balance sheets exposed to leveraged securities faced mounting losses and a need to raise additional capital. When this process became chaotic, the Federal Reserve and the Treasury Department intervened to facilitate the sale of securities firm Bear Stearns, which had been immobilized by liquidity problems. In other steps to contain financial market turmoil and to fend off a possible recession, the Federal Reserve cut key interest rates substantially, opened the discount window to brokers, and created a massive lending facility for swapping illiquid debt obligations for US Treasuries. The salutary effects of these actions were limited, however. Increased loan defaults and higher rates of non-performing assets throughout the global financial system reflected a growing list of consumer woes—continued housing declines, tighter lending standards, rampant energy price escalation (crude oil and gasoline prices soared to record highs), and food price inflation. Softening labor markets and broadening declines in consumption joined housing weakness and higher commodity prices as strains on the economy. Declining markets and the US dollar’s devaluation soured consumer sentiment. Citing increased concerns about inflationary pressures stemming from rising food and energy prices, the Federal Open Market Committee held short-term interest rates steady at its June meeting, ending a series of consecutive reductions that began in September 2007. It noted that although tight credit conditions, the ongoing housing contraction, and the rise in energy prices are likely to weigh on economic growth over the next few quarters, economic activity continues to expand—if only at a paltry pace (real GDP grew 1.0% in 2008’s first quarter).

Energy was the only sector in the index to advance during the period. Most other areas suffered double-digit declines, with financials and consumer discretionary especially hard-hit. The Portfolio’s materials, energy, and health care positions posted gains, while losses were greatest in financials and industrials.

The Portfolio is built from the bottom up, with stocks selected one at a time, based on the fundamentals of individual companies rather than on overarching themes. Stock selection in the health care sector contributed to positive absolute and relative performance, led by strong advances in Elan, Alcon, and Gilead Sciences. Elan soared on early-stage trial data suggesting that its drug candidate, bapineuzumab, could emerge as the first drug to slow progression of Alzheimer’s disease rather than simply treat its debilitating symptoms. Alcon climbed after Swiss pharmaceutical company Novartis announced plans to buy a 25% stake in the optical care leader in a first step toward majority ownership. Shares of Gilead rose on a National Institutes of Health-sponsored study that found AIDS patients with a high viral load were better off taking the company’s Truvada than a competing drug, information that helped bolster Gilead’s dominant position in the HIV/AIDS market.

Southwestern Energy was a key contributor to returns in the energy sector. We consider the company a high-quality player in the natural gas industry and like its long-lived asset base.

In materials, genetically modified seed and chemical provider Monsanto advanced on higher corn prices, market share gains, and expanded margins. The company benefitted from a bullish agriculture cycle based on its leading market share position, brand strength, first-mover advantage, operational performance, and technological innovation.

Security selection detracted from returns in industrials, where General Electric fell on lower-than-expected earnings and reduced guidance partly related to disruptions in its financial business. We eliminated our position in General Electric in June.

In information technology, Google and Microsoft lost ground, offsetting Visa’s strong gain. Visa posted impressive gains in the wake of its March initial public offering. We like the growth in Visa’s gross dollar volume (the total value of its cardholders’ transactions), as well as its pricing power, dominant US debit market share, marketing scale, and cost-cutting opportunities. Google has been hit by fears that the economic slowdown will hurt its core search business. Microsoft fell on news of its proposed hostile takeover of Yahoo.

The selection of individual securities based on company-specific fundamentals drives the Portfolio’s sector allocations. Over the six-month period, we reduced exposure to the consumer discretionary, financials, and industrials sectors and increased weights in consumer staples and energy.

* The views expressed above are those of the subadvisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-1

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 1000 GROWTH INDEX

Average Annual Returns as of June 30, 2008

	Jennison Growth Portfolio			Russell 1000 Growth Index
	Class A	Class B	Class E
6 Months	-8.5%	-8.6%	-8.6%	-9.1%
1 Year	-2.6	-2.8	-2.7	-6.0
5 Year	8.7	8.4	—	7.3
Since Inception	4.5	4.2	7.9	4.3

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/02, 5/1/02 and 4/27/05, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2008

Top Holdings

% of Total Net Assets
Gilead Sciences, Inc.	4.4%
Google, Inc.	4.0%
Apple, Inc.	3.8%
Monsanto Co.	3.6%
Cisco Systems, Inc.	2.7%
Hewlett-Packard Co.	2.7%
Schlumberger, Ltd.	2.8%
Halliburton Co.	2.7%
Research In Motion, Ltd.	2.4%
Amazon.com, Inc.	2.3%

Top Sectors

% of Total Market Value
Information Technology	28.8%
Health Care	23.7%
Consumer Staples	10.7%
Energy	10.6%
Consumer Discretionary	7.6%
Industrials	5.5%
Cash & Equivalents	4.8%
Financials	4.7%
Materials	3.6%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
Jennison Growth—Class A	Actual	0.67%	$1,000.00	$915.00	$3.19
	Hypothetical	0.67%	$1,000.00	$1,021.49	$3.37

Jennison Growth—Class B	Actual	0.92%	$1,000.00	$914.20	$4.38
	Hypothetical	0.92%	$1,000.00	$1,020.23	$4.62

Jennison Growth—Class E	Actual	0.82%	$1,000.00	$913.90	$3.90
	Hypothetical	0.82%	$1,000.00	$1,020.73	$4.12

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—95.2% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.0%
Raytheon Co.	341,700	$19,230,876
United Technologies Corp.	354,000	21,841,800

		41,072,676

Beverages—3.8%
PepsiCo, Inc.	374,600	23,820,814
The Coca-Cola Co.	561,800	29,202,364

		53,023,178

Biotechnology—7.8%
Celgene Corp. (a)	274,400	17,525,928
Genentech, Inc. (a)	381,900	28,986,210
Gilead Sciences, Inc. (a)	1,157,700	61,300,215

		107,812,353

Capital Markets—4.2%
Lazard, Ltd. (b)	293,800	10,033,270
The Charles Schwab Corp.	1,370,900	28,158,286
The Goldman Sachs Group, Inc.	113,000	19,763,700

		57,955,256

Chemicals—3.6%
Monsanto Co.	388,900	49,172,516

Communications Equipment—8.0%
Cisco Systems, Inc. (a)	1,628,100	37,869,606
Nokia Corp. (ADR)	608,600	14,910,700
QUALCOMM, Inc.	557,400	24,731,838
Research In Motion, Ltd. (a)	285,100	33,328,190

		110,840,334

Computers & Peripherals—6.5%
Apple, Inc. (a)	310,300	51,956,632
Hewlett-Packard Co.	855,700	37,830,497

		89,787,129

Diversified Financial Services—0.5%
NYSE Euronext	148,400	7,517,944

Electrical Equipment—3.4%
ABB, Ltd. (ADR)	745,200	21,104,064
First Solar, Inc. (a)	92,400	25,208,568

		46,312,632

Energy Equipment & Services—5.5%
Halliburton Co.	712,200	37,796,454
Schlumberger, Ltd.	351,900	37,804,617

		75,601,071

Food & Staples Retailing—4.9%
Costco Wholesale Corp.	329,500	23,111,130
CVS Caremark Corp.	534,100	21,134,337
Wal-Mart Stores, Inc.	405,600	22,794,720

		67,040,187

Security Description	Shares	Value*

Health Care Equipment & Supplies—4.5%
Alcon, Inc.	183,600	$29,888,244
Baxter International, Inc.	497,800	31,829,332

		61,717,576

Health Care Providers & Services—1.2%
Medco Health Solutions, Inc. (a)	351,000	16,567,200

Hotels, Restaurants & Leisure—1.0%
Marriott International, Inc. (b)	523,200	13,728,768

Household Products—2.0%
Colgate-Palmolive Co.	399,600	27,612,360

Industrial Conglomerates—1.0%
McDermott International, Inc. (a)	225,800	13,974,762

Internet & Catalog Retail—2.3%
Amazon.com, Inc. (a)	438,100	32,125,873

Internet Software & Services—5.2%
Akamai Technologies, Inc. (a) (b)	453,000	15,759,870
Google, Inc. (a)	105,500	55,537,310

		71,297,180

IT Services—3.3%
Infosys Technologies Ltd. (ADR) (b)	353,000	15,341,380
Visa, Inc.	362,400	29,466,744

		44,808,124

Life Sciences Tools & Services—1.9%
Thermo Fisher Scientific, Inc. (a)	457,700	25,507,621

Media—2.2%
The Walt Disney Co.	960,000	29,952,000

Multiline Retail—0.2%
Saks, Inc. (a) (b)	272,700	2,994,246

Oil, Gas & Consumable Fuels—3.3%
Occidental Petroleum Corp.	331,500	29,788,590
Southwestern Energy Co. (a)	326,000	15,520,860

		45,309,450

Pharmaceuticals—8.3%
Abbott Laboratories	544,500	28,842,165
Elan Corp., Plc. (ADR) (a)	481,500	17,117,325
Mylan, Inc. (a) (b)	651,900	7,868,433
Roche Holding AG (ADR)	180,500	16,161,970
Teva Pharmaceutical Industries, Ltd. (ADR)	453,400	20,765,720
Wyeth	498,700	23,917,652

		114,673,265

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—2.1%
Linear Technology Corp. (b)	185,900	$6,054,763
NVIDIA Corp. (a)	720,300	13,484,016
Texas Instruments, Inc.	318,100	8,957,696

		28,496,475

Software—3.7%
Adobe Systems, Inc. (a)	652,000	25,682,280
Microsoft Corp.	924,700	25,438,497

		51,120,777

Textiles, Apparel & Luxury Goods—1.8%
Coach, Inc. (a)	280,700	8,106,616
Nike, Inc.	289,000	17,227,290

		25,333,906

Total Common Stock (Identified Cost $1,199,570,731)		1,311,354,859

Short Term Investments—6.7%
Security Description	Shares/ Face Amount	Value*

Mutual Funds—2.8%
State Street Navigator Securities Lending Prime Portfolio (c)	38,314,293	$38,314,293

Repurchase Agreement—3.9%
State Street Repurchase Agreement dated 06/30/08 at 1.100% to be repurchased at $53,774,643 on 07/01/08, collateralized by $54,990,000 Federal National Mortgage Association 4.125% due 04/15/14 with a value of $54,852,525	$53,773,000	53,773,000

Total Short Term Investments (Identified Cost $92,087,293)		92,087,293

Total Investments—101.9% (Identified Cost $1,291,658,024) (d)		1,403,442,152
Liabilities in excess of other assets		(26,761,511)

Total Net Assets—100%		$1,376,680,641

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of June 30, 2008, the market value of securities loaned was $40,087,996 and the collateral received consisted of cash in the amount of $38,314,293 and non-cash collateral with a value of $2,641,683. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $1,291,658,024 and the composition of unrealized appreciation and depreciation of investment securities was $160,671,700 and $(48,887,572), respectively.

(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$1,349,669,152	$0
Level 2 - Other Significant Observable Inputs	53,773,000	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$1,403,442,152	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a) (b)		$1,403,442,152
Cash		131
Receivable for:
Securities sold		17,390,718
Fund shares sold		551,843
Accrued interest and dividends		717,155
Foreign taxes		7,569

Total Assets		1,422,109,568
Liabilities
Payable for:
Securities purchased	$4,824,964
Fund shares redeemed	1,312,058
Collateral for securities loaned	38,314,293
Accrued expenses:
Management fees	731,259
Service and distribution fees	74,483
Deferred directors’ fees	3,060
Other expenses	168,810

Total Liabilities		45,428,927

Net Assets		$1,376,680,641

Net assets consists of:
Capital paid in		$1,299,928,515
Over distributed net investment income		(17,021,206)
Accumulated net realized losses		(18,010,796)
Unrealized appreciation on investments		111,784,128

Net Assets		$1,376,680,641

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,023,518,041 divided by 91,034,279 shares outstanding)		$11.24

Class B
Net asset value and redemption price per share ($342,937,229 divided by 30,677,084 shares outstanding)		$11.18

Class E
Net asset value and redemption price per share ($10,225,371 divided by 911,760 shares outstanding)		$11.21

(a) Identified cost of investments		$1,291,658,024

(b)	Includes cash collateral for securities loaned of $38,314,293.

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends		$6,946,785 (a)
Interest		467,447 (b)

		7,414,232
Expenses
Management fees	$4,045,397
Service and distribution fees—Class B	370,941
Service and distribution fees—Class E	7,984
Directors’ fees and expenses	14,568
Custodian	44,765
Audit and tax services	17,781
Legal	9,677
Printing	148,000
Insurance	7,154
Miscellaneous	8,809

Total Expenses	4,675,076
Expense reductions	(123,344)	4,551,732

Net Investment Income		2,862,500

Realized and Unrealized Loss
Realized loss on:
Investments—net	(17,302,277)
Futures contracts—net	(93,840)	(17,396,117)

Change in unrealized depreciation on:
Investments—net		(102,211,925)

Net loss		(119,608,042)

Net Decrease in Net Assets From Operations		$(116,745,542)

(a)	Net of foreign taxes of $272,318.
(b)	Includes income on securities loaned of $272,100.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$2,862,500	$4,835,468
Net realized gain (loss)	(17,396,117)	104,561,146
Change in unrealized appreciation (depreciation)	(102,211,925)	31,562,822

Increase (decrease) in net assets from operations	(116,745,542)	140,959,436

From Distributions to Shareholders
Net investment income
Class A	(22,004,028)	(4,884,260)
Class B	(5,331,361)	(553,650)
Class E	(219,575)	(36,590)

	(27,554,964)	(5,474,500)

Net realized gain
Class A	(75,878,659)	(40,959,234)
Class B	(20,831,004)	(10,585,783)
Class E	(815,204)	(460,264)

	(97,524,867)	(52,005,281)

Total distributions	(125,079,831)	(57,479,781)

Increase (decrease) in net assets from capital share transactions	296,178,385	(86,492,553)

Total increase (decrease) in net assets	54,353,012	(3,012,898)

Net Assets
Beginning of the period	1,322,327,629	1,325,340,527

End of the period	$1,376,680,641	$1,322,327,629

Undistributed (Overdistributed) Net Investment Income
End of the period	$(17,021,206)	$7,671,258

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	13,364,309	$160,374,071	24,553,315	$320,738,335
Reinvestments	8,511,538	97,882,687	3,609,724	45,843,494
Redemptions	(5,462,293)	(65,276,741)	(33,189,050)	(425,024,047)

Net increase (decrease)	16,413,554	$192,980,017	(5,026,011)	$(58,442,218)

Class B
Sales	9,561,651	$111,712,880	3,811,957	$49,898,866
Reinvestments	2,286,920	26,162,365	881,284	11,139,433
Redemptions	(2,887,631)	(34,695,139)	(6,734,065)	(87,424,644)

Net increase (decrease)	8,960,940	$103,180,106	(2,040,824)	$(26,386,345)

Class E
Sales	66,486	$818,110	138,345	$1,794,703
Reinvestments	90,137	1,034,779	39,184	496,854
Redemptions	(151,449)	(1,834,627)	(304,173)	(3,955,547)

Net increase (decrease)	5,174	$18,262	(126,644)	$(1,663,990)

Increase (decrease) derived from capital share transactions		$296,178,385		$(86,492,553)

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$13.62		$12.71	$12.38	$10.92	$10.01	$7.71

Income From Investment Operations
Net investment income	0.06	(a)	0.06 (a)	0.03	0.00	0.03	0.02
Net realized and unrealized gain (loss) of investments	(1.19)		1.39	0.31	1.51	0.89	2.30

Total from investment operations	(1.13)		1.45	0.34	1.51	0.92	2.32

Less Distributions
Distributions from net investment income	(0.28)		(0.06)	0.00	(0.05)	(0.01)	(0.02)
Distributions from net realized capital gains	(0.97)		(0.48)	(0.01)	0.00	0.00	0.00

Total distributions	(1.25)		(0.54)	(0.01)	(0.05)	(0.01)	(0.02)

Net Asset Value, End of Period	$11.24		$13.62	$12.71	$12.38	$10.92	$10.01

Total Return (%)	(8.5	)(b)	11.7	2.8	13.9	9.2	30.1
Ratio of operating expenses to average net assets before expense reductions (%)	0.67	(c)	0.67	0.69	0.69	0.71	0.73
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.65	(c)	0.66	0.67	0.68	0.69	0.70
Ratio of net investment income to average net assets (%)	0.50	(c)	0.44	0.31	0.04	0.41	0.17
Portfolio turnover rate (%)	82	(c)	71	66	60	68	68
Net assets, end of period (000)	$1,023,518		$1,016,212	$1,012,196	$758,316	$504,940	$343,253

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$13.53		$12.63	$12.33	$10.86	$9.97	$7.70

Income From Investment Operations
Net investment income (loss)	0.03	(a)	0.02 (a)	0.01	(0.02)	0.04	0.00
Net realized and unrealized gain (loss) of investments	(1.16)		1.39	0.30	1.49	0.85	2.28

Total from investment operations	(1.13)		1.41	0.31	1.47	0.89	2.28

Less Distributions
Distributions from net investment income	(0.25)		(0.03)	0.00	0.00	0.00	(0.01)
Distributions from net realized capital gains	(0.97)		(0.48)	(0.01)	0.00	0.00	0.00

Total distributions	(1.22)		(0.51)	(0.01)	0.00	0.00	(0.01)

Net Asset Value, End of Period	$11.18		$13.53	$12.63	$12.33	$10.86	$9.97

Total Return (%)	(8.6	)(b)	11.4	2.5	13.5	8.9	29.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.92	(c)	0.92	0.94	0.94	0.96	0.98
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.90	(c)	0.91	0.92	0.93	0.94	0.95
Ratio of net investment income (loss) to average net assets (%)	0.26	(c)	0.18	0.06	(0.21)	0.29	(0.11)
Portfolio turnover rate (%)	82	(c)	71	66	60	68	68
Net assets, end of period (000)	$342,937		$293,808	$300,052	$296,178	$330,349	$256,079

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Commencement of operations was April 27, 2005 for Class E.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005(e)
Net Asset Value, Beginning of Period	$13.58		$12.67	$12.36	$10.16

Income From Investment Operations
Net investment income (loss)	0.04	(a)	0.04 (a)	0.02	(0.01)
Net realized and unrealized gain (loss) of investments	(1.18)		1.39	0.30	2.21

Total from investment operations	(1.14)		1.43	0.32	2.20

Less Distributions
Distributions from net investment income	(0.26)		(0.04)	0.00	0.00
Distributions from net realized capital gains	(0.97)		(0.48)	(0.01)	0.00

Total distributions	(1.23)		(0.52)	(0.01)	0.00

Net Asset Value, End of Period	$11.21		$13.58	$12.67	$12.36

Total Return (%)	(8.6	)(b)	11.5	2.6	3.0	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.82	(c)	0.82	0.84	0.84	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.80	(c)	0.81	0.82	0.82	(c)
Ratio of net investment income (loss) to average net assets (%)	0.34	(c)	0.28	0.24	(0.15	)(c)
Portfolio turnover rate (%)	82	(c)	71	66	60
Net assets, end of period (000)	$10,225		$12,308	$13,093	$12,758

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Commencement of operations was April 27, 2005 for Class E.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Jennison Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-10

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-11

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

MSF-12

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$6,018,488	$—	$51,461,293	$993,786	$—	$—	$57,479,781	$993,786

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$27,450,290	$97,433,870	$193,698,653	$—	$318,582,813

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$652,159,545	$0	$528,160,856

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolio’s average daily net asset levels
$4,045,397	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Jennison Associates, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-13

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2008 are footnoted in the Schedule of Investments.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-14

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-15

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Managed by Julius Baer Management, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

Julius Baer Management LLC became the subadviser to the Portfolio on January 7, 2008. Prior to January 7, 2008, the Portfolio was subadvised by Fidelity Management & Research Company.

For the six-month period ended June 30, 2008, the Class A shares of the Julius Baer International Stock Portfolio return -11.9%, compared to its new benchmark, Morgan Stanley Capital International (MSCI) All Country World ex US Index1, which returned -10.2%. The benchmark was changed because current management believes the new index better reflects the universe of stocks from which management selects investments. The old benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index2, returned -11.0%. The average return of the Portfolios peer group, the Lipper Variable Insurance Products International Core Funds Universe3, was -10.7% over the same period.

MARKET REVIEW

Excluding commodity-driven markets and the Czech Republic, almost all major stock markets around the world posted negative returns for the six months ending June 30th, some well into the double digits.

As the price of oil seemed to hit a new high almost every week, financial markets that were already concerned about the prospect of a worldwide economic slowdown reacted with even more concern in the final days of June. Part of the blame also rests with the weak US dollar and tensions as to whether some of the world’s largest financial institutions will have enough cash to offset the growing write-offs that investors fear. As some of the largest US companies began forecasting bad news ahead and analysts threatened downgrades, the bellwether Dow Jones Industrial Average posted its worst June since the Great Depression. This was coupled with deep fears of inflation across the globe and dragged down prospects for any significant profits this year.

Surprisingly, Japan was one of the developed world’s better performers. This can be attributed to several factors including a number of Asian funds reallocating assets out of China and India and into Japan. Additionally, the nation’s financial sector received a boost after Parliament approved a new central bank head. It was also announced that inflation hit a decade-high 1.2% in March after years of chronic deflation and triggered talk that Japan’s interest rates would rise rather than fall, contrasting steps being taken by some of the world’s other major economies. Our long held underweight position to the country detracted from results during the quarter.

PORTFOLIO REVIEW

Emerging markets were a mixed blessing. Those countries that gain prominence from commodity exports (such as Russia and most of Latin America) were standouts, while those that consume those commodities to fuel their export dependent economies (such as China) suffered. Our exposure to energy companies in Russia was one of the region’s largest positive contributors to performance but our underweight position to Brazil (the emerging world’s second best performing market after Argentina) and poor stock selection in China dampened these returns. An even larger drag on results was our exposure to India (though we reduced our exposure heading into this year), where the majority of our holdings are within the financial sector. Although globally, the financial sector was the benchmark’s worst performer, Indian banks continued to suffer particularly hard due in part to the government’s proposal to forgive certain agricultural loans.

Stock selection within Continental Europe and the UK had a positive impact on returns. Most of this had to do with our choices of financial companies in these markets. In general, we avoided larger investment banks and those companies with exposure to the US and tended to focus on those with more of a domestic consumer base. We also saw strong performance from the utilities sector, in part due to our decision to hunt out those companies that have lower costs to produce electricity (away from traditional oil-fueled generators). Overall, while valuations were not that attractive globally, we felt they were more appealing in Europe than elsewhere.

On a sector basis, financials posted the worst performance. Our underweight position as well as strong stock selection within the sector resulted in one of the largest contributions to performance.

Our holdings within the industrials sector also negatively impacted returns. Airport stocks were the primary reason for this. As jet fuel prices rise and airlines begin to cut flights, concern over how these changes will impact the volume of passengers and therefore airports’ profitability caused many airport stocks to decline.

While the energy and materials (commodities) sectors were both strong, we had concerns about both. Due to skyrocketing oil prices, we began to see decrease in demand. The US recorded its largest year-over-year decline in the number of miles driven (according to the Federal Highway Administration). In addition, governments that provided fuel subsidies, shielding their consumers from the market forces of higher energy prices, have reduced or removed such subsidies (China has raised the price of fuel by approximately 20%).

* The views expressed above are those of the subadvisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Morgan Stanley Capital International All Country World ex-US Index (“MSCI ACWI ex-US Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S.

2 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

3 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-1

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

Average Annual Returns as of June 30, 2008

	Julius Baer International Stock Portfolio			MSCI EAFE Index	MSCI All Country World Index (Ex-U.S.)
	Class A	Class B	Class E
6 Months	-11.9%	-12.1%	-12.0%	-11.0%	-10.2%
1 Year	-12.2	-12.5	-12.3	-10.6	-6.6
5 Year	13.7	13.4	13.5	16.7	18.9
10 Year	3.4	—	—	5.8	—
Since Inception	—	8.3	5.1	—	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/91, 5/1/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2008

Top Holdings

% of Total Net Assets
Komercni Banka AS	3.1%
iShares MSCI EAFE Index Fund	2.4%
OMV AG	2.2%
Gazprom OAO (ADR)	1.9%
OTP Bank Nyrt	1.7%
Petroleo Brasileiro S.A.	1.6%
Total S.A.	1.5%
Rio Tinto, Ltd.	1.4%
Xstrata, Plc.	1.3%
BP, Plc.	1.3%

Top Countries

% of Total Net Assets
Germany	10.9%
United Kingdom	10.2%
United States	9.7%
France	8.8%
Japan	8.1%
Russia	5.9%
Switzerland	5.4%
Canada	4.6%
Austria	4.4%
Czech Republic	3.1%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
Julius Baer International Stock—Class A(a)	Actual	0.91%	$1,000.00	$881.10	$4.26
	Hypothetical	0.91%	$1,000.00	$1,020.28	$4.57

Julius Baer International Stock—Class B(a)	Actual	1.16%	$1,000.00	$879.50	$5.42
	Hypothetical	1.16%	$1,000.00	$1,019.02	$5.82

Julius Baer International Stock—Class E(a)	Actual	1.06%	$1,000.00	$880.40	$4.96
	Hypothetical	1.06%	$1,000.00	$1,019.52	$5.32

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—90.3% of Total Net Assets

Security Description	Shares	Value*

Australia—3.1%
BHP Billiton, Ltd. (a)	283,597	$12,049,901
Consolidated Media Holdings, Ltd.	33,841	106,683
Crown, Ltd.	33,841	300,189
Fairfax Media, Ltd. (a)	44,041	123,598
Macquarie Airports	2,328,299	4,597,800
Newcrest Mining, Ltd.	211,744	5,960,674
Rio Tinto, Ltd. (a)	140,270	18,241,790

		41,380,635

Austria—4.4%
Erste Bank der oesterreichischen Sparkassen AG (a)	59,927	3,707,603
Flughafen Wien AG (a)	41,030	3,904,647
Immoeast AG	449,340	3,962,137
OMV AG	381,101	29,753,640
Raiffeisen International Bank Holding AG (a)	77,588	9,833,903
Telekom Austria AG	39,046	845,081
Verbund-Oesterreichische Elektrizitaetswirtschafts AG (Class A) (a)	21,884	1,958,338
Wiener Staedtische Versicherung AG	50,730	3,347,980
Wienerberger AG (a)	37,389	1,567,494

		58,880,823

Belgium—1.0%
Groupe Bruxelles Lambert S.A.	5,982	708,551
InBev NV	17,720	1,225,020
KBC Ancora	60,466	5,251,446
KBC Groep NV	53,813	5,935,404

		13,120,421

Bermuda—0.2%
GOME Electrical Appliances Holdings, Ltd. (HKD) (a)	4,699,406	2,222,676

Canada—4.6%
Barrick Gold Corp.	158,563	7,255,310
Cameco Corp. (a)	35,906	1,543,889
Canadian Natural Resources, Ltd.	48,264	4,777,835
Eldorado Gold Corp.	180,622	1,540,868
Ivanhoe Mines, Ltd.	692,259	7,509,412
Kinross Gold Corp.	103,298	2,443,903
OPTI Canada, Inc. (a) (b)	89,865	2,037,875
Petro-Canada	57,225	3,208,285
Potash Corp. of Saskatchewan, Inc.	47,259	10,975,371
Research In Motion, Ltd. (b)	47,676	5,573,324
Suncor Energy, Inc.	190,389	11,064,673
Suncor Energy, Inc. (USD)	11,400	662,568
Talisman Energy, Inc. (a)	76,703	1,700,244
UTS Energy Corp.	284,877	1,666,782

		61,960,339

Cayman Islands—0.4%
Hutchison Tellecommunications (HKD) (a)	192,000	272,399
Melco PLB Entertainment Macau, Ltd. (ADR) (a) (b)	507,443	4,729,369

		5,001,768

Security Description	Shares	Value*

Chile—0.2%
Sociedad Quimica y Minera de Chile S.A. (ADR) (a)	65,099	$3,033,613

China—0.3%
Beijing Capital International Airport Co., Ltd. (a)	4,491,965	3,732,207

Cyprus—0.1%
Bank of Cyprus Public Co., Ltd.	158,415	1,908,631

Czech Republic—3.1%
Komercni Banka AS (GDR)	285,385	26,540,805
Komercni Banka AS (GDR) (U.S. OTC)	162,464	15,109,152

		41,649,957

Denmark—1.4%
Carlsberg A/S (Class B) (a)	92,316	8,908,128
FLSmidth & Co. A/S	18,744	2,054,920
Novo Nordisk A/S	103,335	6,809,206
Vestas Wind Systems A/S	12,383	1,615,923

		19,388,177

Finland—2.1%
Fortum Oyj	222,772	11,283,873
Kemira Oyj (a)	28,791	361,679
Kesko Oyj (a)	8,310	267,349
Metso Oyj	6,669	301,771
Nokia Oyj	217,423	5,326,868
Orion Oyj (a)	56,157	1,116,354
Outotec Oyj	43,408	2,761,560
Pohjola Bank, Plc. (a)	38,710	667,320
Sanoma-WSOY Oyj (a)	57,919	1,277,482
Wartsila Oyj (a)	10,365	648,879
YIT Oyj	183,690	4,587,683

		28,600,818

France—8.8%
Accor S.A. (a)	8,853	588,188
Aeroports de Paris (a)	69,742	6,516,494
Air Liquide S.A. (a)	58,424	7,703,643
Air Liquide S.A. (Prime de Fidelite 02)	25,168	3,323,938
Air Liquide S.A. (Prime de Fidelite 09)	5,324	703,141
Alstom (a)	7,434	1,704,702
BNP Paribas (a)	57,523	5,154,430
Bouygues (a)	37,406	2,466,429
Cie de Saint-Gobain (a)	34,438	2,149,737
EDF Energies Nouvelles S.A.	2,933	196,640
Electricite de France (a)	95,762	9,080,807
Eurazeo	14,483	1,540,527
France Telecom S.A. (a)	142,491	4,183,489
JC Decaux S.A. (a)	30,401	774,224
Lafarge S.A. (a)	39,388	6,026,612
LVMH Moet Hennessy Louis Vuitton S.A. (a)	103,771	10,816,891
Pernod-Ricard S.A. (a)	47,452	4,867,601
Pinault-Printemps-Redoute S.A. (a)	41,846	4,623,690
Remy Cointreau S.A.	9,651	525,594

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

France—(Continued)
Sanofi-Aventis S.A. (a)	81,893	$5,448,832
Societe Television Francaise 1 (a)	46,678	775,804
Sodexho Alliance S.A.	9,232	603,655
Suez S.A. (a)	177,280	12,041,974
Technip S.A.	7,813	718,462
Total S.A. (a)	232,584	19,831,106
Veolia Environnement S.A. (a)	16,247	905,349
Vinci S.A. (a)	68,940	4,207,170
Vivendi	17,397	658,706

		118,137,835

Germany—10.8%
Adidas AG	4,380	275,818
Bayer AG	61,778	5,189,782
Commerzbank AG (a)	47,774	1,411,791
Continental AG (a)	7,122	729,755
Daimler AG (a)	59,206	3,655,224
Deutsche Boerse AG	15,834	1,776,844
Deutsche Post AG	86,478	2,256,349
Deutsche Postbank AG (a)	15,494	1,355,914
E.ON AG	54,224	10,921,213
Fraport AG Frankfurt Airport Services	203,953	13,822,427
Fresenius Medical Care AG (a)	125,939	6,935,913
Fresenius SE	85,066	7,358,767
Hamburger Hafen und Logistik AG (b)	16,984	1,319,495
Henkel KGaA	30,337	1,135,864
iShares DJ Euro STOXX 50	1,221,919	65,779,335
K&S AG	11,331	6,501,932
KarstadtQuele AG (a)	17,472	202,654
MAN AG	4,966	550,276
Merck KGaA (a)	10,912	1,549,692
Premiere AG (a) (b)	12,034	264,779
Rheinmetall AG	9,329	673,163
Rhoen Klinikum AG	128,230	4,068,642
Siemens AG	57,844	6,406,367
Tognum AG	9,719	260,638

		144,402,634

Greece—0.4%
Alapis Holding Industrial & Commercial S.A.	814,399	2,220,245
Hellenic Telecommunications Organization S.A.	101,102	2,509,352

		4,729,597

Hong Kong—0.6%
China Merchants Holdings International Co., Ltd. (a)	641,092	2,473,685
Galaxy Entertainment Group, Ltd. (a)	1,119,000	727,111
Shun Tak Holdings, Ltd. (a)	5,505,394	5,132,183

		8,332,979

Hungary—1.7%
OTP Bank Nyrt	554,273	23,113,026

India—0.8%
State Bank of India, Ltd. (GDR)	16,390	881,782
State Bank of India, Ltd. (London Traded) (GDR)	185,323	9,930,047

		10,811,829

Security Description	Shares	Value*

Indonesia—0.1%
Semen Gresik Persero Tbk PT	1,543,000	$671,370

Ireland—0.5%
CHR, Plc. (a)	52,123	1,507,048
Dragon Oil, Plc. (b)	529,252	4,815,195

		6,322,243

Italy—2.0%
Banca Popolare di Milano Scarl (a)	242,645	2,263,464
Banco Popolare di Sondrio Scarl (a)	17,228	212,685
Buzzi Unicem S.p.A. (a)	140,794	3,516,692
Credito Emiliano S.p.A. (a)	252,653	2,220,149
Finmeccanica S.p.A.	6,027	157,521
Geox S.p.A. (a)	45,198	458,186
Intesa Sanpaolo S.p.A.	212,678	1,210,254
Intesa Sanpaolo S.p.A.—RNC	1,179,866	6,074,609
Italcementi S.p.A. (a)	31,082	514,564
Lottomatica S.p.A. (a)	2,520	75,106
Mediobanca S.p.A. (a)	333,467	5,634,639
Telecom Italia S.p.A. (a)	746,961	1,495,995
UniCredito Italiano S.p.A. (a)	394,195	2,401,632
Unione di Banche Italiane SCPA (a)	27,336	639,087

		26,874,583

Japan—8.1%
Acom Co., Ltd. (a)	13,852	430,204
Aeon Credit Service Co., Ltd.	11,400	142,534
Aisin Seiki Co., Ltd.	17,101	558,234
Canon, Inc. (a)	78,595	4,028,593
Central Japan Railway Co.	402	4,426,914
Credit Saison Co., Ltd.	9,233	193,541
Daikin Industries, Ltd. (a)	12,108	609,859
Daiwa Securities Group, Inc.	23,089	211,291
Denso Corp.	37,890	1,296,869
Dentsu, Inc. (a)	66	140,121
East Japan Railway Co.	480	3,906,743
Eisai Co., Ltd. (a)	16,480	581,278
Fanuc, Ltd.	14,731	1,435,284
Fuji Television Network, Inc.	147	221,831
Honda Motor Co., Ltd. (a)	40,902	1,391,557
Ibiden Co., Ltd.	18,438	667,039
Isuzu Motors, Ltd.	137,000	657,850
Itochu Corp.	18,957	201,214
Japan Tobacco, Inc.	620	2,638,545
JFE Holding, Inc. (a)	10,747	540,185
JS Group Corp. (a)	15,130	240,978
JSR Corp. (a)	10,573	209,670
KDDI Corp.	369	2,284,383
Komatsu, Ltd.	245,416	6,823,865
Kubota Corp. (a)	20,731	148,666
Kyocera Corp. (a)	11,743	1,102,601
Makita Corp.	16,489	672,510
Matsushita Electric Industrial Co., Ltd. (a)	83,474	1,790,010
Mitsubishi Corp.	22,419	737,640
Mitsubishi Electric Corp.	253,425	2,740,642
Mitsubishi UFJ Financial Group, Inc.	351,038	3,090,003

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Mitsui & Co., Ltd.	29,762	$657,047
Mitsui Fudosan Co., Ltd.	11,156	237,805
Mizuho Financial Group, Inc. (a)	151	699,213
Nidec Corp.	5,600	372,128
Nikkei 225 Exchange Traded Fund	46,110	5,955,025
Nintendo Co., Ltd. (a)	17,853	10,047,235
Nippon Electric Glass Co., Ltd.	187,349	3,247,320
Nippon Telephone & Telegraph Corp.	63	307,063
Nissan Motor Co., Ltd. (a)	18,254	150,270
Nitto Denko Corp.	6,471	247,898
Nomura Holdings, Inc.	17,836	263,468
NTT DoCoMo, Inc.	1,475	2,163,022
Olympus Corp. (a)	4,248	143,959
Promise Co., Ltd.	13,951	389,528
Ricoh Co., Ltd.	23,762	430,077
Sapporo Hokuyo Holdings, Inc.	23	154,967
Seven & I Holdings Co., Ltd.	22,104	631,917
Sharp Corp.	16,783	273,833
Shin-Etsu Chemical Co., Ltd.	12,362	762,810
Sony Corp. (a)	74,749	3,211,456
Stanley Electric Co., Ltd.	24,095	580,155
Sumitomo Chemical Co., Ltd.	41,523	261,057
Sumitomo Electric Industries, Ltd.	11,694	148,928
Sumitomo Heavy Industries, Ltd.	87,534	591,106
Sumitomo Metal Industries, Ltd.	176,499	774,544
Sumitomo Mitsui Financial Group, Inc. (a)	265	1,987,984
Suzuki Motor Corp. (a)	120,723	2,848,310
Takeda Pharmaceutical Co., Ltd.	23,175	1,175,213
The Bank of Kyoto, Ltd. (a)	25,949	270,549
The Bank of Yokohama, Ltd.	174,079	1,200,639
The Chiba Bank, Ltd.	31,468	221,061
The Gunma Bank, Ltd. (a)	29,370	195,867
The Shizuoka Bank, Ltd. (a)	48,652	497,667
The Sumitomo Trust & Banking Co., Ltd.	103,664	722,376
The Suruga Bank, Ltd.	20,979	273,397
TOPIX Exchange Traded Fund (a)	1,014,700	12,847,748
Toyota Motor Corp.	134,669	6,334,242
Yamada Denki Co., Ltd.	32,430	2,305,377
Yamaha Motor Co., Ltd. (a)	15,705	293,117
Yamato Holdings Co., Ltd. (a)	8,748	122,457

		108,118,489

Luxembourg—0.9%
Evraz Group S.A. (GDR) (144A)	6,112	712,048

Millicom International Cellular S.A. (a) (b)	106,748	11,048,418

		11,760,466

Mexico—0.3%
America Movil S.A. de C.V.	1,298,359	3,433,562
América Movil S.A. de C.V. (ADR)	9,826	518,322

		3,951,884

Netherlands—0.8%
Koninklijke Vopak NV	18,822	1,270,321
Royal KPN NV	220,257	3,765,935

Security Description	Shares	Value*

Netherlands—(Continued)
TNT NV	18,658	$633,851
Unilever NV	147,377	4,180,076
X-5 Retail Group NV (GDR) (b)	22,318	748,438

		10,598,621

New Zealand—0.1%
Auckland International Airport, Ltd.	974,614	1,450,418

Norway—2.2%
Aker Kvaerner ASA (a)	53,721	1,263,427
DnB NOR ASA	311,661	3,952,057
StatoilHydro ASA	373,495	13,948,170
Telenor ASA	167,089	3,132,385
Yara International ASA	78,267	6,905,760

		29,201,799

Poland—2.7%
Bank Handlowy w Warszawie S.A.	136,767	5,134,867
Bank Millennium S.A.	361,917	1,150,027
Bank Pekao S.A.	141,137	10,896,277
Bank Zachodni WBK S.A.	16,357	1,045,002
BRE Bank S.A.	10,174	1,682,172
ING Bank Slaski S.A.	2,194	426,689
Polskie Gornictwo Naftowe I Gazownictwo S.A.	1,569,873	2,449,835
Powszechna Kasa Oszczednosci Bank Polski S.A.	648,883	13,939,466

		36,724,335

Portugal—0.6%
Energias de Portugal S.A.	248,985	1,298,257
Jeronimo Martins, SGPS, S.A. (a)	876,833	6,368,697

		7,666,954

Russia—5.5%
Gazprom OAO (ADR)	437,480	25,373,840
LUKOIL (ADR)	82,385	8,123,161
NovaTek OAO (GDR) (144A)	43,596	3,683,862
Novorossiysk Commercial Sea Port (GDR) (144A)	131,704	1,971,609
OAO Unified Energy System (GDR)	32,603	3,260,300
Open Investments (GDR) (b)	21,918	1,013,708
Pharmstandard (GDR) (144A) (b)	165,364	4,555,778
Polyus Gold Co. (ADR) (a)	119,452	3,446,190
Rosneft Oil, Co.	85,233	988,703
Rosneft Oil, Co. (GDR)	751,184	8,689,153
Sberbank (GDR)	21,714	7,903,907
Uralkali (GDR) (144A) (b)	35,911	2,603,547
VTB Bank OJSC (GDR)	214,536	1,480,673
VTB Bank OJSC (GDR) (144A) (b)	102,153	709,963

		73,804,394

South Korea—0.2%
Samsung Electronics Co., Ltd.	5,600	3,351,702

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Spain—1.7%
Acciona S.A. (a)	4,601	$1,085,647
Banco Bilbao Vizcaya Argentaria S.A. (a)	160,307	3,054,137
EDP Renovaveis S.A.	57,612	666,803
Gamesa Corp. Tecnologica S.A.	50,294	2,468,949
Iberdrola Renovables (a) (b)	248,954	1,922,129
Iberdrola S.A. (a)	282,638	3,778,791
Inditex S.A. (a)	11,146	512,442
Telefonica S.A.	328,857	8,692,711

		22,181,609

Sweden—1.1%
Getinge AB (Class B) (a)	63,874	1,558,605
Hennes & Mauritz AB (Series B)	47,632	2,570,044
Modern Times Group AB (a)	18,744	1,098,477
Nordea Bank AB	556,159	7,611,678
Swedbank AB (a)	74,098	1,421,732
TeliaSonera AB	155,423	1,144,793

		15,405,329

Switzerland—5.0%
ABB, Ltd.	134,477	3,799,607
BKW FMB Energie AG	12,276	1,691,675
Flughafen Zuerich AG	8,209	2,987,028
Holcim, Ltd. (a)	170,863	13,830,792
Nestle S.A.	299,250	13,493,230
Nobel Biocare Holding AG (a)	9,270	301,601
Novartis AG	174,752	9,593,592
Roche Holding AG (b)	55,558	9,980,610
SGS S.A.	1,486	2,122,330
Swatch Group AG (Class B)	20,808	5,161,799
UBS AG	179,060	3,706,087

		66,668,351

Taiwan—0.7%
Asia Cement Corp.	415,000	621,300
Cathay Financial Holding Co., Ltd. (GDR) (144A)	47,561	1,034,171
Chungwa Telecom Co., Ltd. (GDR)	169,414	4,298,033
Far Eastern Textile Co., Ltd. (ADR)	63,696	799,385
Far Eastern Textile Co., Ltd. (GDR)	43,119	541,144
First Financial Holding Co., Ltd. (GDR)	12,077	271,370
First Financial Holding Co., Ltd. (GDR) (144A)	15,320	344,240
Fubon Financial Holding Co., Ltd.	24,665	252,816
Fubon Financial Holding Co., Ltd. (GDR)	38,940	399,135
Taiwan Cement Corp.	690,000	930,750

		9,492,344

Ukraine—0.1%
Ukrnafta Oil Co. (ADR)	3,746	1,072,836
UkrTelecom (GDR)	32,890	296,249

		1,369,085

United Kingdom—10.1%
AMEC, Plc. (a)	96,383	1,704,101
Anglo American, Plc.	156,112	11,050,877

Security Description	Shares	Value*

United Kingdom—(Continued)
BAE Systems, Plc.	91,786	$807,404
BHP Billiton, Plc.	106,400	4,084,390
BP, Plc.	1,542,903	17,889,027
BT Group, Plc.	193,307	767,926
Burberry Group, Plc.	152,061	1,364,478
Cadbury, Plc.	133,768	1,677,564
Compass Group, Plc.	165,292	1,241,125
Diageo, Plc.	502,647	9,226,702
GlaxoSmithKline, Plc.	423,544	9,355,370
Intertek Group, Plc.	34,623	679,802
QinetiQ, Plc.	194,826	798,896
Reckitt Benckiser Group, Plc.	107,419	5,436,084
Rio Tinto, Plc.	86,756	10,630,873
Rolls-Royce Group, Plc.	377,338	2,560,611
Royal Bank of Scotland Group, Plc.	909,040	3,874,902
Sibir Energy, Plc.	382,502	6,193,142
Smith & Nephew, Plc.	500,368	5,492,304
Tesco, Plc.	876,216	6,430,645
Vodafone Group, Plc.	5,171,380	15,228,669
WPP Group, Plc.	54,347	522,894
Xstrata, Plc.	226,669	18,003,967

		135,021,753

United States—3.6%
Dr. Pepper Snapple Group, Inc. (a) (b)	12,961	271,922
iShares MSCI Australia Index Fund	218,621	5,834,994
iShares MSCI EAFE Index Fund (a)	465,610	31,973,439
iShares MSCI Taiwan Index Fund (a)	671,504	9,488,352
Synthes, Inc. (CHF)	6,693	919,439

		48,488,146

Total Common Stock (Identified Cost $1,287,447,249)		1,209,531,840

Warrants—1.7%

Bermuda—0.0%
UNI-President (144A)	460,857	548,420

India—0.8%
Bank BeES (144A)	76,544	932,842
Bharti Airtel, Ltd. (144A)	60,780	1,010,656
ICICI Bank, Ltd. (144A)	59,317	861,817
ICICI Bank, Ltd. (144A)	88,572	1,334,957
State Bank of India, Ltd. (144A)	234,800	6,346,409

		10,486,681

Netherlands Antilles—0.1%
Merrill Lynch Twsebki Baskets (144A)	8	813,904

Romania—0.2%
BRD-Groupe	431,711	3,600,470

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Warrants—(Continued)

Security Description	Shares	Value*

Russia—0.3%
Unified Energy System of Russia (144A)	112	$433,122
Unified Energy System of Russia (144A)	112	886,004
Unified Energy System of Russia (144A)	112	434,694
Unified Energy System of Russia (144A)	117	683,988
Unified Energy System of Russia (144A)	112	265,915
Unified Energy System of Russia (144A)	112	464,110
Unified Energy System of Russia (144A)	112	937,392

Unified Energy System of Russia (144A)	112	543,828

		4,649,053

Taiwan—0.1%
Taiwan Fertilizer Co., Ltd. (144A)	193,936	831,985

United Kingdom—0.1%
President Chain Store Corp. (144A)	175,674	577,968
Tatung Co., Ltd. (144A)	1,050,835	424,002

		1,001,970

United States—0.1%
Chinatrust Financial Holding Co., Ltd. (144A)	795,369	759,577

Total Warrants (Identified Cost $37,419,820)		22,692,060

Preferred Stock—1.6%

Brazil—1.6%
Petroleo Brasileiro S.A.	733,668	21,252,342

Total Preferred Stock (Identified Cost $19,796,799)		21,252,342

Units—0.5%
Security Description	Shares	Value*

Switzerland—0.5%
Compagnie Financière Richemont S.A.	113,068	$6,251,230

Total Units (Identified Cost $7,108,164)		6,251,230

Rights—0.0%

France—0.0%
Eurazeo (c)	35	0

Total Rights (Identified Cost $0)		0

Short Term Investments—13.5%
Security Description	Shares/Face Amount	Value*

United States—13.5%
State Street Navigator Securities Lending Prime Portfolio (d)	123,969,847	123,969,847
State Street Repurchase Agreement dated 06/30/08 at 1.100% to be repurchased at $56,385,723 on 07/01/08, collateralized by $56,110,000 Federal Home Loan Bank 4.500% due 09/16/13 with a value of $57,512,750.	$56,384,000	56,384,000

Total Short Term Investments (Identified Cost $180,353,847)		180,353,847

Total Investments—107.6% (Identified Cost $1,532,125,879) (e)		1,440,081,319
Liabilities in excess of other assets		(101,542,731)

Total Net Assets—100%		$1,338,538,588

(a)	A portion or all of the security was held on loan. As of June 30, 2008, the market value of securities loaned was $118,009,291 and the collateral received consisted of cash in the amount of $123,969,847. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Zero Valued Security.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $1,532,125,879 and the composition of unrealized appreciation and depreciation of investment securities was $44,748,840 and $(136,793,400), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	Global Depository Receipt.
(144A)—	Securities Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2008, the market value of 144A securities was $24,568,992, which is 1.8% of total net assets.
(CHF)—	Swiss Franc
(HKD)—	Hong Kong Dollar
(USD)—	United States Dollar

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Forward Contracts

Forward Currency Contracts	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of 6/30/2008	Unrealized Appreciation/ Depreciation
Australian Dollar (bought)	9/12/2008	9,066,519	$8,495,147	$8,586,186	$91,039
Canadian Dollar (sold)	9/22/2008	3,578,083	3,504,832	3,508,665	(3,833)
Czech Koruna (sold)	9/22/2008	127,961,983	8,239,664	8,401,514	(161,850)
Euro (bought)	9/2/2008	28,367,689	44,386,639	44,527,419	140,780
Euro (sold)	9/2/2008	16,827,520	25,935,584	26,413,363	(477,779)
Euro (sold)	9/2/2008	37,161,093	57,400,511	58,330,010	(929,499)
Euro (sold)	9/16/2008	16,894,363	25,935,584	26,499,341	(563,757)
Euro (sold)	9/22/2008	18,052,813	27,815,774	28,307,741	(491,967)
Hungarian Forint (bought)	8/19/2008	749,201,889	4,806,582	4,974,934	168,352
Hungarian Forint (bought)	8/19/2008	2,050,870,119	13,240,791	13,618,417	377,626
Hungarian Forint (sold)	8/19/2008	2,800,072,008	17,154,466	18,593,352	(1,438,886)
Japenese Yen (bought)	8/8/2008	2,308,676,906	22,202,018	21,791,697	(410,321)
Japenese Yen (bought)	8/8/2008	4,019,923,713	38,439,478	37,944,227	(495,251)
Polish Zloty (sold)	8/19/2008	36,113,517	16,323,600	16,880,254	(556,654)

Net Unrealized Depreciation					$(4,752,000)

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$327,040,884	$(4,752,000)
Level 2 - Other Significant Observable Inputs	1,113,040,435	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$1,440,081,319	$(4,752,000)

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a) (c)		$1,440,081,319
Cash		511
Foreign cash at value (b)		71,423,631
Receivable for:
Securities sold		24,717,369
Fund shares sold		524,944
Accrued interest and dividends		3,277,977
Foreign taxes		259,469

Total Assets		1,540,285,220
Liabilities
Payable for:
Securities purchased	$70,669,486
Fund shares redeemed	851,092
Open forward currency contracts—net	4,752,000
Withholding taxes	315,477
Collateral for securities loaned	123,969,847
Accrued expenses:
Management fees	883,766
Service and distribution fees	31,172
Other expenses	273,792

Total Liabilities		201,746,632

Net Assets		$1,338,538,588

Net assets consists of:
Capital paid in		$1,416,676,519
Undistributed net investment income		13,792,943
Accumulated net realized gains		4,365,226
Unrealized depreciation on investments and foreign currency		(96,296,100)

Net Assets		$1,338,538,588

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,165,803,096 divided by 94,822,259 shares outstanding)		$12.29

Class B
Net asset value and redemption price per share ($112,778,992 divided by 9,297,255 shares outstanding)		$12.13

Class E
Net asset value and redemption price per share ($59,956,500 divided by 4,924,124 shares outstanding)		$12.18

(a) Identified cost of investments		$1,532,125,879

(b) Identified cost of foreign cash		$70,873,670

(c)	Includes cash collateral for securities loaned of $123,969,847.

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends		$17,497,655 (a)
Interest		1,158,592 (b)

		18,656,247
Expenses
Management fees	$4,126,215
Service and distribution fees—Class B	140,405
Service and distribution fees—Class E	47,245
Directors’ fees and expenses	14,852
Custodian	378,194
Audit and tax services	20,591
Legal	14,447
Printing	176,295
Insurance	4,871
Miscellaneous	6,085

Total Expenses	4,929,200
Expense reductions	(69,660)
Management fee waivers	(61,202)	4,798,338

Net Investment Income		13,857,909

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(37,880,568)
Futures contracts—net	(148,430)
Foreign currency transactions—net	44,603,154	6,574,156

Change in unrealized depreciation on:
Investments—net	(159,917,266)
Foreign currency transactions—net	(4,280,040)	(164,197,306)

Net loss		(157,623,150)

Net Decrease in Net Assets From Operations		$(143,765,241)

(a)	Net of foreign taxes of $2,593,619.
(b)	Includes income on securities loaned of $865,777.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$13,857,909	$9,503,561
Net realized gain	6,574,156	110,952,075
Change in unrealized depreciation	(164,197,306)	(46,120,730)

Increase (decrease) in net assets from operations	(143,765,241)	74,334,906

From Distributions to Shareholders
Net investment income
Class A	(19,438,119)	(6,573,819)
Class B	(2,840,662)	(868,894)
Class E	(1,636,280)	(684,687)

	(23,915,061)	(8,127,400)

Net realized gain
Class A	(74,892,503)	(31,935,315)
Class B	(12,123,822)	(5,344,633)
Class E	(6,705,711)	(3,801,346)

	(93,722,036)	(41,081,294)

Total distributions	(117,637,097)	(49,208,694)

Increase in net assets from capital share transactions	677,320,301	181,504,573

Total increase in net assets	415,917,963	206,630,785

Net Assets
Beginning of the period	922,620,625	715,989,840

End of the period	$1,338,538,588	$922,620,625

Undistributed Net Investment Income
End of the period	$13,792,943	$23,850,095

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	47,811,712	$632,681,944	16,846,288	$270,473,730
Reinvestments	7,222,865	94,330,622	2,445,024	38,509,134
Redemptions	(5,894,341)	(78,855,455)	(8,950,622)	(142,801,144)

Net increase	49,140,236	$648,157,111	10,340,690	$166,181,720

Class B
Sales	1,217,002	$16,768,877	2,842,370	$44,791,023
Reinvestments	1,160,038	14,964,484	399,070	6,213,527
Redemptions	(602,482)	(8,355,433)	(1,958,960)	(30,811,895)

Net increase	1,774,558	$23,377,928	1,282,480	$20,192,655

Class E
Sales	309,660	$4,283,076	557,684	$8,839,481
Reinvestments	644,667	8,341,991	287,198	4,486,033
Redemptions	(492,531)	(6,839,805)	(1,148,836)	(18,195,316)

Net increase (decrease)	461,796	$5,785,262	(303,954)	$(4,869,802)

Increase derived from capital share transactions		$677,320,301		$181,504,573

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$16.04		$15.49	$13.48	$11.50	$9.86	$7.76

Income From Investment Operations
Net investment income	0.38	(a)	0.20 (a)	0.13	0.14	0.10	0.11
Net realized and unrealized gain (loss) of investments	(2.18)		1.38	2.09	1.92	1.68	2.05

Total from investment operations	(1.80)		1.58	2.22	2.06	1.78	2.16

Less Distributions
Distributions from net investment income	(0.40)		(0.17)	(0.21)	(0.08)	(0.14)	(0.06)
Distributions from net realized capital gains	(1.55)		(0.86)	0.00	0.00	0.00	0.00

Total distributions	(1.95)		(1.03)	(0.21)	(0.08)	(0.14)	(0.06)

Net Asset Value, End of Period	$12.29		$16.04	$15.49	$13.48	$11.50	$9.86

Total Return (%)	(11.9	)(b)	10.3	16.5	18.0	18.2	28.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.91	(c)	0.96	1.05	1.06	1.08	1.13
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.90	(c)	0.92	1.00	1.01	1.06	1.11
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	0.95	(c)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	2.83	(c)	1.22	1.00	1.23	0.85	1.21
Portfolio turnover rate (%)	212	(c)	100	86	69	90	148
Net assets, end of period (000)	$1,165,803		$732,643	$547,335	$413,322	$344,340	$318,996

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.83		$15.30	$13.33	$11.38	$9.76	$7.69

Income From Investment Operations
Net investment income	0.28	(a)	0.15 (a)	0.12	0.12	0.07	0.03
Net realized and unrealized gain (loss) of investments	(2.07)		1.37	2.03	1.88	1.67	2.09

Total from investment operations	(1.79)		1.52	2.15	2.00	1.74	2.12

Less Distributions
Distributions from net investment income	(0.36)		(0.13)	(0.18)	(0.05)	(0.12)	(0.05)
Distributions from net realized capital gains	(1.55)		(0.86)	0.00	0.00	0.00	0.00

Total distributions	(1.91)		(0.99)	(0.18)	(0.05)	(0.12)	(0.05)

Net Asset Value, End of Period	$12.13		$15.83	$15.30	$13.33	$11.38	$9.76

Total Return (%)	(12.1	)(b)	10.1	16.2	17.6	18.0	27.8
Ratio of operating expenses to average net assets before expense reductions (%)	1.16	(c)	1.21	1.30	1.31	1.33	1.38
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.15	(c)	1.17	1.25	1.26	1.31	1.36
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	1.20	(c)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	2.04	(c)	0.96	0.72	0.89	0.56	(0.04)
Portfolio turnover rate (%)	212	(c)	100	86	69	90	148
Net assets, end of period (000)	$112,779		$119,073	$95,473	$54,530	$24,612	$14,859

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.89		$15.35	$13.37	$11.41	$9.79	$7.71

Income From Investment Operations
Net investment income	0.29	(a)	0.18 (a)	0.12	0.13	0.07	0.08
Net realized and unrealized gain (loss) of investments	(2.07)		1.37	2.05	1.89	1.68	2.05

Total from investment operations	(1.78)		1.55	2.17	2.02	1.75	2.13

Less Distributions
Distributions from net investment income	(0.38)		(0.15)	(0.19)	(0.06)	(0.13)	(0.05)
Distributions from net realized capital gains	(1.55)		(0.86)	0.00	0.00	0.00	0.00

Total distributions	(1.93)		(1.01)	(0.19)	(0.06)	(0.13)	(0.05)

Net Asset Value, End of Period	$12.18		$15.89	$15.35	$13.37	$11.41	$9.79

Total Return (%)	(12.0	)(b)	10.2	16.3	17.8	18.0	27.9
Ratio of operating expenses to average net assets before expense reductions (%)	1.06	(c)	1.11	1.20	1.21	1.23	1.28
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.05	(c)	1.07	1.15	1.16	1.21	1.26
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	1.10	(c)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	2.09	(c)	1.10	0.89	1.08	0.70	0.93
Portfolio turnover rate (%)	212	(c)	100	86	69	90	148
Net assets, end of period (000)	$59,957		$70,905	$73,182	$66,569	$58,712	$47,619

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Julius Baer International Stock Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-14

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-15

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

MSF-16

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$8,127,400	$8,458,819	$41,081,294	$—	$—	$—	$49,208,694	$8,458,819

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$43,129,517	$74,341,988	$65,792,902	$—	$183,264,407

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$1,605,682,851	$0	$1,058,916,478

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolio’s average daily net asset levels
$4,126,215	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

MSF-17

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Julius Baer Investment Management, LLC (“Julius Baer”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio. Prior to January 6, 2008, Fidelity Research & Management Company (“FMR”) was compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver:

MetLife Advisers contractually agreed for the period January 7, 2008 through April 30, 2008, to reduce its advisory fee to the annual rate of 0.81% for the first $500 million of the Portfolio’s average daily net assets and 0.78% for the next $500 million. MetLife Advisers has contractually agreed to continue this fee waiver for the period April 28, 2008 through April 30, 2009.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2008 are footnoted in the Schedule of Investments.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-18

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Unaudited)

The Fund’s Contract Review Committees of the Board of Directors (the “Board” or the “Directors”) typically meet in early fall of each year to review the Portfolios’ advisory agreements (the “Advisory Agreements”) and subadvisory agreements (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until two years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements (the “Annual Review”). In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers, the Fund’s investment adviser, responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) the performance record of MetLife Advisers and the subadvisers in managing funds or accounts with substantially similar investment objectives and policies, (vii) MetLife Advisers’ and the subadvisers’ financial results and condition, (viii) each Portfolio’s investment objectives and strategies, (ix) the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (x) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (xi) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (xii) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xiii) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

In considering whether to approve the continuation of the Agreements, the Directors generally do not identify any single factor as determinative, and each Director weighs the various factors as he or she deems appropriate. The Directors generally consider the following matters in determining whether to approve the continuation of any Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios. The Directors consider the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) and the resources dedicated to the Portfolios by the Advisers. In particular, the Directors consider the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors consider that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also consider that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors conclude whether, within the context of their overall conclusions regarding each of the Agreements, the nature, extent and quality of services support the renewal of the Agreements.

Investment performance of the relevant Portfolios. The Directors review information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compares the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also review

MSF-19

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Unaudited)—(Continued)

a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

The Directors also consider the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors consider the fees charged by MetLife Advisers to the Portfolios for advisory services and by the subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees, collectively, “Fees”), as well as the total expense levels of the Portfolios. This information includes comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also take into account the demands, complexity and quality of the investment management services to be provided to each Portfolio. The Directors consider MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also consider the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors review information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also consider the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers have implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors conclude whether, within the context of their overall conclusions regarding each of the Agreements, the Fees charged to each of the relevant Portfolios were fair and reasonable, and the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, support the continuation of the Agreements.

Economies of Scale. The Directors consider the existence of any economies of scale in the provision of services by the Advisers and whether those economies are shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors note whether the relevant Portfolios benefit or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In this connection, the Directors review information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if available) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors conclude whether, within the context of their overall conclusions regarding each of the Agreements, the extent to which economies of scale were shared with the relevant Portfolios support the renewal of such Agreements.

Other Factors. The Directors also consider other factors, which include but are not limited to the following:

•

the extent to which each relevant Portfolio operates in accordance with its investment objective, and each Portfolio’s record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also consider the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also consider the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, at a meeting on November 15, 2007, the Board approved a change of subadviser for the International Stock Portfolio from Fidelity Management & Research Company to Julius Baer Investment Management LLC (“Julius Baer”).

MSF-20

Metropolitan Series Fund, Inc.

Julius Baer International Stock Portfolio

Board Approval of Advisory and Subadvisory Agreements—(Unaudited)—(Continued)

In making the determination to approve the change in subadviser for the International Stock Portfolio, the Board carefully considered the factors described above, to the extent relevant to the proposed Subadvisory Agreement with Julius Baer (the “Initial Julius Baer Subadvisory Agreement”). (For example, the profitability to Julius Baer of the proposed subadvisory relationship was not considered, because Julius Baer had not yet begun managing the Portfolio and accordingly no information was available regarding the actual cost it might incur or profits it might realize in connection with the relationship.) In addition to these factors, the Board also considered:

•	the experience, investment style and investment performance history of Julius Baer as portfolio manager;

•	that the form of the proposed Subadvisory Agreement with Julius Baer was substantially similar to the International Stock Portfolio’s existing Subadvisory Agreement with its previous subadvisor;

•

that the subadvisory fee schedule for Julius Baer set forth in the proposed Subadvisory Agreement was lower than the fee schedule in the then existing Subadvisory Agreement and that MetLife Advisers had agreed to reduce its advisory fee, through a contractual fee waiver, by an amount corresponding to such savings; and

•	the expected transition costs of the change of subadviser.

Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the Initial Julius Baer Subadvisory Agreement, effective January 7, 2008 through January 6, 2010.

At a meeting of the Board on February 7, 2008, and in anticipation of an initial public offering by a parent company of Julius Baer (the “Proposed IPO”) that would potentially result in a change of control of Julius Baer (and thus the termination of the Initial Julius Baer Subadvisory Agreement), the Directors, including the Independent Directors, voted unanimously to approve a proposed new Subadvisory Agreement with Julius Baer that would take effect when the Proposed IPO occurred (the “Post-IPO Subadvisory Agreement”). In making the determination to approve the Post-IPO Subadvisory Agreement, the Directors considered carefully those factors described above with respect to the Annual Review and the Initial Julius Baer Agreement. In addition to these factors, the Board also considered that Julius Baer represented that the Proposed IPO would not result in any change to the portfolio management team that manages the Julius Baer International Stock Portfolio, Julius Baer’s investment operations or the nature and quality of the services that Julius Baer provides. The Trustees also considered that the form of Post-IPO Subadvisory Agreement was substantially similar to the Initial Julius Baer Subadvisory Agreement and that there would not be any change in fees paid by the Portfolio as a result of the Proposed IPO. Also, the Trustees considered the expected financial resources of Julius Baer upon consummation of the Proposed IPO and considered that the Proposed IPO, if successful, would allow Julius Baer to utilize an equity-based incentive program as a means to recruit and retain key personnel. In their deliberations regarding the Post-IPO Subadvisory Agreement, the Directors were assisted by the advice of independent legal counsel.

MSF-21

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-22

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the Lehman Brothers Aggregate Bond Index Portfolio returned 1.2%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index1, which returned 1.1% over the same period.

PORTFOLIO REVIEW

The bond market in first half of 2008 was divided into three stages: an opening act, characterized by significant spread widening and recession fears; an intermission, defined by an extremely active Fed who provided significant liquidity and alleviated pressures from the persistent credit crisis; and a second act, smothered by renewed spread widening and credit concerns.

With the exception of the 30-year Treasury, interest rates were down an average of 0.67% along the yield curve at 06/30/2008. The yield curve steepened significantly, with the 2-year Treasury closing at 2.62% (down from 3.05% on 12/31/07) and the 30-year Treasury closing at 4.52% (up from 4.45% on 12/31/07).

Short rates were influenced by four Fed Funds interest rate cuts, resulting in a 06/30/08 Fed Funds rate of 2.00%, versus 4.25% at 12/31/07. The Fed met five times during the six-month period, including one unscheduled, emergency meeting in January. The Fed rate cuts were intended to promote moderate growth over time and mitigate the risks to economic activity brought on by the deteriorating financial markets, tightening business and household credit, the housing contraction and labor market softening. In March, the Fed took further action to improve market liquidity and announced an expansion of its securities lending program via a Term Securities Lending Facility (TSLF). The TSLF allows the Fed to lend up to $200 billion of Treasury collateral to primary dealers through weekly auctions for terms of 28 days. The loans are secured by pledges of agency debt, federal agency residential Mortgage-Backed Securities (MBS) and non-agency AAA-rated private-label residential MBS. The TSLF differs from other Fed efforts in that it allows for AAA-rated private-label MBS to be posted as collateral and is a bond-for-bond agreement, not a cash-for-bond agreement, which would have no impact on banking system balances or effective Fed Funds rates. At their final meeting during the six-month period, the Fed paused and shifted its focus to growing inflation concerns.

By the end of the period, consumer confidence had dropped to its lowest level in 16 years. Increased unemployment and concerns over job stability, higher food and fuel bills, and the housing slump pushed consumers to curtail purchasing plans for automobiles, housing, appliances, and vacations. House prices continued to fall over the period, dragged down by an increase in mortgage defaults and foreclosures that added to the flood of properties on the market.

The U.S. dollar continued to struggle, plummeting against the Euro to the weakest level since the Euro debuted in 1999 and falling below 100 Japanese Yen for the first time since 1995. Crude oil prices finished the six-month period at $140 per barrel (versus $96 on 12/31/2007), after hitting a period high of $140.21.

In spite of posting varied monthly excess returns, all spread sectors posted negative excess returns for the six-month period. Excess return is defined as a return in excess of a comparable duration Treasury. Excess returns for the sectors were: -0.23% for MBS, -0.68% for Government-related, -3.18% for Corporate, -5.05% for Commercial Mortgage-Backed Securities (CMBS) and -5.09% for Asset-Backed Securities (ABS). While both the MBS and Government-related sectors posted negative excess returns, they were the strongest relative performers for the period and were buoyed by the flight-to-quality that continued to endure in the fixed income markets.

Financial institution asset write offs, issuer solvency concerns, and instability among monoline insurers hurt the Corporate sector (in particular the Financial Institutions sub-sector) and overwhelmed the Fed’s TSLF effort. Within the Corporate sector, the Financial Institutions sub-sector had the weakest relative performance for the six-month period on both a total and excess return basis. In addition, within Corporate, bonds with a AAA credit rating were the strongest relative performer for the period on both a total and excess return basis.

The CMBS sector struggled over the six-month period. The sector was bolstered by the TSLF effort and shifting market sentiment for spread sectors but was weakened by persistent concerns over the commercial banking sector’s exposure to commercial real estate loans.

The ABS sector was the weakest performer for the half-year period on an excess return basis. The sector was dragged down by the Home Equity sub-sector, which was decimated by the depressed housing market and was the weakest performing sub-sector on both a total and excess return basis.

* The views expressed above are those of the advisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

MSF-1

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE

LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of June 30, 2008

	Lehman Brothers Aggregate Bond Index Portfolio			Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
6 Months	1.2%	1.1%	1.2%	1.1%
1 Year	7.3	7.0	7.1	7.1
5 Year	3.6	3.4	3.5	3.9
Since Inception	5.2	4.9	5.0	5.6

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2008

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	22.6%
Federal Home Loan Mortgage Corp.	18.9%
U.S. Treasury Notes	15.5%
U.S. Treasury Bonds	6.3%
Federal Home Loan Bank	4.2%
Government National Mortgage Association	3.9%
Citigroup Commercial Mortgage Trust	1.6%
Wachovia Bank Commercial Mortgage Trust	1.0%
The Goldman Sachs Group, Inc.	0.8%
General Electric Capital Corp.	0.7%

Top Sectors

% of Total Market Value
Mortgage-Backed	38.5%
U.S. Treasury	21.7%
Agency Issues	13.7%
Industrial	9.7%
Finance	8.1%
Commercial Mortgage-Backed	5.4%
Utilities	2.1%
Asset Backed	0.5%
Other/Cash	0.3%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
Lehman Brothers Aggregate Bond Index—Class A(a)	Actual	0.28%	$1,000.00	$1,012.10	$1.40
	Hypothetical	0.28%	$1,000.00	$1,023.45	$1.41

Lehman Brothers Aggregate Bond Index—Class B(a)	Actual	0.53%	$1,000.00	$1,010.80	$2.65
	Hypothetical	0.53%	$1,000.00	$1,022.19	$2.66

Lehman Brothers Aggregate Bond Index—Class E(a)	Actual	0.43%	$1,000.00	$1,011.60	$2.15
	Hypothetical	0.43%	$1,000.00	$1,022.70	$2.16

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—99.0% of Total Net Assets

Security Description	Face Amount	Value*

Aerospace & Defense—0.2%
Lockheed Martin Corp. 7.375%, 04/15/13	$900,000	$981,548
8.200%, 12/01/09 (a)	700,000	737,258
The Boeing Co. 7.250%, 06/15/25	460,000	516,424
United Technologies Corp. 7.500%, 09/15/29 (a)	200,000	230,945

		2,466,175

Airlines—0.1%
Southwest Airlines Co. 6.500%, 03/01/12	750,000	735,816

Asset Backed—0.5%
BMW Vehicle Owner Trust 4.280%, 02/25/10	1,458,139	1,462,678
Capital One Multi-Asset Execution Trust 4.850%, 11/15/13	3,000,000	2,993,280
CenterPoint Energy Transition Bond Co., LLC 5.160%, 09/15/11	410,346	414,850
Centex Home Equity Loan Trust 3.750%, 12/25/31 (b)	60,968	55,308
Chase Funding Mortgage Loan 3.303%, 11/25/29	65,593	65,280
4.585%, 05/25/15	1,802,006	1,663,305
Detroit Edison Co. 6.190%, 03/01/13	435,000	447,437

		7,102,138

Automobiles—0.2%
DaimlerChrysler North America Holdings Corp. 7.750%, 01/18/11	2,600,000	2,744,070
8.000%, 06/15/10 (a)	350,000	370,803

		3,114,873

Beverages—0.2%
Anheuser Busch Cos., Inc. 5.000%, 01/15/15 (a)	1,950,000	1,812,561
Coca-Cola Enterprises, Inc. 6.950%, 11/15/26	300,000	321,706
Pepsi Bottling Group, Inc. 7.000%, 03/01/29 (a)	300,000	333,336

		2,467,603

Building Products—0.2%
Masco Corp. 6.125%, 10/03/16	2,950,000	2,590,350

Capital Markets—2.0%
Credit Suisse USA, Inc. 5.375%, 03/02/16 (a)	3,550,000	3,366,275
Lehman Brothers Holdings, Inc. 3.600%, 03/13/09 (a)	2,250,000	2,213,649

Security Description	Face Amount	Value*

Capital Markets—(Continued)
Merrill Lynch & Co., Inc. 6.050%, 05/16/16	$3,000,000	$2,714,257
6.150%, 04/25/13	1,950,000	1,891,395
6.375%, 10/15/08	250,000	249,867
6.500%, 07/15/18 (a)	200,000	184,963
Morgan Stanley 4.750%, 04/01/14	1,515,000	1,366,875
7.250%, 04/01/32	3,850,000	3,690,077
The Bear Stearns Co., Inc. 5.700%, 11/15/14	900,000	875,031
The Goldman Sachs Group, Inc. 5.700%, 09/01/12	1,000,000	1,003,921
6.125%, 02/15/33	2,075,000	1,834,473
6.150%, 04/01/18	4,800,000	4,635,001
6.250%, 09/01/17	760,000	745,275
6.450%, 05/01/36	2,000,000	1,802,930
6.650%, 05/15/09	750,000	764,760

		27,338,749

Chemicals—0.1%
E. I. du Pont de Nemours & Co. 5.600%, 12/15/36	1,000,000	916,516
6.875%, 10/15/09	300,000	311,173

		1,227,689

Commercial Banks—2.0%
ABN-AMRO Bank NV (New York Branch) 7.125%, 10/15/93	500,000	485,968
7.750%, 05/15/23	230,000	239,696
American Express Centurion Bank 5.550%, 10/17/12	300,000	296,141
BB&T Corp. 5.200%, 12/23/15	4,100,000	3,679,729
Fleet National Bank 5.750%, 01/15/09	500,000	504,981
HSBC Holdings, Plc. 5.250%, 12/12/12 (a)	5,050,000	4,982,878
7.500%, 07/15/09	2,200,000	2,252,065
Kreditanstalt fuer Wiederaufbau 4.875%, 01/17/17 (a)	2,900,000	2,978,184
MBNA America National Bank 7.125%, 11/15/12	1,000,000	1,060,679
RBS Capital Trust II 6.425%, 12/29/49 (b)	1,375,000	1,149,973
Wachovia Bank, N.A. 4.875%, 02/01/15	3,000,000	2,714,777
Wachovia Corp. 5.750%, 06/15/17 (a)	700,000	645,422
Wells Fargo & Co. 4.950%, 10/16/13	1,450,000	1,401,384
5.000%, 11/15/14 (a)	2,000,000	1,886,879
5.125%, 09/01/12	500,000	496,898
Wells Fargo Bank, N.A. 4.750%, 02/09/15	3,065,000	2,861,146

		27,636,800

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securitie—5.3%
Bear Stearns Commercial Mortgage Securities, Inc. 5.540%, 09/11/41	$3,000,000	$2,866,499
5.610%, 11/15/33	500,000	502,807
6.480%, 02/15/35	500,000	513,147
7.080%, 06/15/09	651,207	660,990
7.780%, 02/15/32	200,000	206,230
Chase Commercial Mortgage Securities Corp. 6.390%, 11/18/30	106,286	106,551
Citigroup Commercial Mortgage Trust 4.860%, 05/15/43	3,600,000	3,364,071
5.322%, 12/11/49	7,000,000	6,508,267
5.400%, 07/15/44 (b)	2,000,000	1,892,112
5.529%, 04/15/40 (b)	1,000,000	976,179
5.545%, 01/15/46 (b)	4,000,000	3,796,208
5.915%, 03/15/49 (b)	3,800,000	3,688,630
Credit Suisse First Boston Mortgage 3.382%, 05/15/38	2,000,000	1,951,295
6.021%, 06/15/38 (b)	3,000,000	2,917,654
Credit Suisse Mortgage Capital Certificates 5.467%, 09/15/39	3,500,000	3,312,750
CS First Boston Mortgage Securities Corp. 5.100%, 08/15/15 (b)	3,000,000	2,827,402
Greenwich Capital Commercial Funding Corp. 4.022%, 01/05/36	2,210,000	2,200,037
4.305%, 08/10/42	2,000,000	1,982,223
5.317%, 06/10/36 (b)	1,000,000	970,125
JPMorgan Chase Commercial Mortgage Securities Corp. 3.972%, 05/12/35	1,794,300	1,733,725
4.275%, 01/12/37	721,487	705,221
4.393%, 07/12/37	2,972,055	2,912,375
6.044%, 11/15/35	426,357	432,430
LB-UBS Commercial Mortgage Trust 4.254%, 07/15/27 (b)	1,650,000	1,611,275
4.367%, 03/15/36	3,000,000	2,777,114
6.462%, 03/15/31	500,000	513,932
6.653%, 11/15/27	2,000,000	2,063,846
Lehman Brothers Commercial Conduit Mortgage Trust 6.210%, 10/15/35	152,702	152,891
Morgan Stanley Capital I, Inc. 4.989%, 08/13/42	1,000,000	938,415
Morgan Stanley Dean Witter Capital I Trust 4.800%, 09/15/37	286,680	285,817
7.200%, 10/15/33	550,034	569,236
Salomon Brothers Commercial Mortgage Trust 5.045%, 03/18/36	500,000	488,223
6.428%, 12/18/35	945,455	969,511
Wachovia Bank Commercial Mortgage Trust 5.083%, 03/15/42 (b)	3,000,000	2,831,544
5.308%, 11/15/48	4,000,000	3,713,124
5.572%, 10/15/48	3,000,000	2,840,091

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securitie—(Continued)
Wachovia Bank Commercial Mortgage Trust 5.928%, 05/15/43 (b)	$3,000,000	$2,907,780
6.287%, 04/15/34	1,445,000	1,475,220

		71,164,947

Commercial Services & Supplies—0.1%
USA Waste Services, Inc. 7.000%, 07/15/28	1,265,000	1,267,682

Communications Equipment—0.1%
Motorola, Inc. 6.500%, 11/15/28 (a)	900,000	721,120
7.625%, 11/15/10	135,000	137,746

		858,866

Computers & Peripherals—0.3%
Hewlett-Packard Co. 5.500%, 03/01/18	1,950,000	1,909,848

International Business Machines Corp. 4.750%, 11/29/12	1,000,000	1,012,224
7.500%, 06/15/13	1,000,000	1,125,253
8.375%, 11/01/19	425,000	521,611

		4,568,936

Consumer Finance—0.0%
American Express Co. 6.800%, 09/01/66 (b)	330,000	302,238

Diversified Financial Services—4.8%
American General Capital II 8.500%, 07/01/30	250,000	258,109
American General Finance Co. 5.375%, 10/01/12	6,500,000	5,984,219
5.400%, 12/01/15	1,340,000	1,132,293
Asian Development Bank 5.500%, 06/27/16	3,850,000	4,139,636
Associates Corp. North America 6.250%, 11/01/08	600,000	604,903
6.950%, 11/01/18	1,700,000	1,733,319
Bank of America Corp. 4.750%, 08/15/13 (a)	1,000,000	945,892
5.125%, 11/15/14 (a)	1,000,000	955,038
5.420%, 03/15/17	900,000	823,027
5.750%, 08/15/16	2,850,000	2,693,734
7.400%, 01/15/11	300,000	316,295
7.800%, 02/15/10	150,000	157,461
BellSouth Capital Funding Corp. 7.750%, 02/15/10	750,000	786,726
7.875%, 02/15/30	250,000	276,252
Berkshire Hathaway Finance Corp. 4.600%, 05/15/13	3,900,000	3,892,915
Citigroup, Inc. 5.500%, 08/27/12	840,000	827,981
5.850%, 08/02/16	500,000	483,347

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
Citigroup, Inc. 6.200%, 03/15/09	$750,000	$756,258
7.250%, 10/01/10	250,000	260,570
Conoco Funding Co. 6.350%, 10/15/11	500,000	528,902
ConocoPhillips Canada Funding Co. 5.950%, 10/15/36	3,050,000	3,016,831
Deutsche Telekom International Finance BV 5.750%, 03/23/16 (a)	460,000	450,628
8.750%, 06/15/30 (b)	1,000,000	1,159,875
Devon Financing Corp., U.L.C. 6.875%, 09/30/11	1,900,000	2,011,853
European Investment Bank 3.375%, 03/16/09 (a)	4,200,000	4,206,502
General Electric Capital Corp. 5.000%, 11/15/11	4,000,000	4,031,738
5.400%, 02/15/17	2,000,000	1,948,472
5.450%, 01/15/13	1,800,000	1,825,864
6.000%, 06/15/12	1,000,000	1,035,793
6.750%, 03/15/32 (a)	1,250,000	1,260,203
7.500%, 08/21/35	100,000	110,878
Heller Financial, Inc. 7.375%, 11/01/09 (a)	350,000	362,950
JPMorgan Chase & Co. 5.125%, 09/15/14	850,000	816,844
6.000%, 01/15/18	5,600,000	5,429,013
6.750%, 02/01/11	250,000	258,991
KFW International Finance, Inc. 8.000%, 02/15/10	1,000,000	1,069,188
Korea Development Bank 5.750%, 09/10/13 (a)	2,000,000	2,009,520
Mellon Funding Corp. 6.400%, 05/14/11	250,000	258,280
National Rural Utilities Cooperative Finance Corp. 8.000%, 03/01/32	300,000	344,758
Petrobras International Finance Co. 6.125%, 10/06/16	600,000	600,900
SunTrust Capital VIII 6.100%, 12/15/36 (b)	820,000	618,449
Tyco International Finance S.A. 6.875%, 01/15/21	1,275,000	1,263,606
Unilever Capital Corp. 7.125%, 11/01/10	300,000	320,470
Verizon Global Funding Corp. 7.750%, 12/01/30	2,390,000	2,540,538

		64,509,021

Diversified Telecommunication Services—0.8%
BellSouth Corp. 6.550%, 06/15/34 (a)	1,850,000	1,787,392
British Telecommunications, Plc. 9.125%, 12/15/30 (b)	1,000,000	1,228,253
France Telecom S.A. 7.750%, 03/01/11 (b)	3,600,000	3,826,306

Security Description	Face Amount	Value*

Diversified Telecommunication Services—(Continued)
SBC Communications, Inc. 5.875%, 02/01/12	$2,400,000	$2,449,014
Telefonica Europe BV 8.250%, 09/15/30	1,000,000	1,154,645
Verizon New England, Inc. 6.500%, 09/15/11	400,000	409,907
Verizon New York, Inc. 7.375%, 04/01/32	500,000	502,443

		11,357,960

Electric Utilities—1.0%
Consolidated Edison Co. of New York, Inc. 7.500%, 09/01/10	1,000,000	1,061,468
Duke Energy Co. 6.250%, 01/15/12	500,000	519,392
Exelon Corp. 4.900%, 06/15/15	2,060,000	1,901,419
5.625%, 06/15/35	1,500,000	1,270,542
Exelon Generation Co., LLC 6.950%, 06/15/11	300,000	308,918
Oncor Electric Delivery Co. 7.000%, 05/01/32	950,000	904,570
Progress Energy, Inc. 5.625%, 01/15/16	3,900,000	3,862,753
7.100%, 03/01/11	1,221,000	1,285,128
PSE&G Power, LLC 7.750%, 04/15/11	500,000	528,807
8.625%, 04/15/31	1,000,000	1,192,655

		12,835,652

Energy Equipment & Services—0.2%
Kinder Morgan Energy Partners, L.P. 6.500%, 02/01/37	2,000,000	1,858,475
6.750%, 03/15/11	750,000	764,874

		2,623,349

Federal Agencies—48.2%
Federal Home Loan Bank 4.250%, 11/13/09 (a)	1,500,000	1,521,845
4.375%, 03/17/10 (a)	3,000,000	3,062,466
4.625%, 02/18/11 (a)	6,070,000	6,253,295
5.000%, 09/18/09 (a)	6,900,000	7,068,938
5.000%, 10/13/11 (a)	1,000,000	1,035,482
5.000%, 09/01/35	4,076,846	3,921,754
5.250%, 06/18/14 (a)	9,500,000	9,949,422
5.375%, 07/17/09 (a)	5,850,000	5,998,419
5.375%, 05/18/16 (a)	2,900,000	3,043,561
Federal Home Loan Mortgage Corp. 3.500%, 05/29/13 (a)	7,120,000	6,910,359
4.000%, 12/15/09 (a)	2,000,000	2,029,154
4.000%, 06/01/19	1,832,543	1,745,427
4.250%, 07/15/09 (a)	8,630,000	8,749,179
4.393%, 02/01/36 (b)	2,491,835	2,496,496
4.500%, 09/01/18	2,446,852	2,402,941

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp. 4.500%, 10/01/18	$3,645,986	$3,580,555
4.500%, 04/01/19	5,458,347	5,336,765
4.500%, 06/01/19	3,014,830	2,947,676
4.500%, 08/01/19	797,784	780,014
4.500%, 10/01/35	5,310,870	4,924,469
4.500%, 11/01/35 (b)	2,535,043	2,350,602
4.750%, 03/05/12 (a)	12,000,000	12,345,389
5.000%, 05/01/18	6,454,284	6,452,438
5.000%, 12/01/18	1,335,046	1,334,665
5.000%, 06/01/19	2,404,719	2,396,647
5.000%, 03/01/27	2,656,063	2,576,840
5.000%, 10/01/33	3,509,401	3,387,898
5.000%, 03/01/34	1,668,663	1,608,549
5.000%, 08/01/35	7,168,501	6,895,796
5.000%, 10/01/35	2,991,570	2,877,765
5.000%, 01/01/36	6,499,995	6,252,722
5.000%, 04/01/38	5,999,999	5,752,722
5.101%, 08/01/36 (b)	2,424,757	2,442,577
5.125%, 10/18/16 (a)	4,000,000	4,121,613
5.135%, 01/01/36 (b)	4,190,546	4,237,431
5.163%, 09/01/35 (b)	4,152,630	4,192,907
5.300%, 05/12/20 (a)	710,000	687,448
5.375%, 08/19/11 (a)	5,800,000	6,088,433
5.413%, 01/01/37 (b)	10,099,729	10,186,037
5.462%, 02/01/37 (b)	1,478,854	1,487,899
5.500%, 11/01/17	953,787	969,566
5.500%, 05/01/29	910,951	901,444
5.500%, 06/01/34	3,769,331	3,729,995
5.500%, 10/01/35	3,666,470	3,623,095
5.500%, 12/01/35	6,331,241	6,256,340
5.500%, 01/01/36	11,023,967	10,893,551
5.500%, 07/01/37	6,711,121	6,616,066
5.500%, 10/01/37	15,996,454	15,769,885
5.625%, 11/23/35	1,040,000	991,215
5.656%, 02/01/37 (b)	6,685,931	6,780,568
6.000%, 04/01/16	54,976	56,471
6.000%, 05/01/17	801,912	823,806
6.000%, 11/01/28	86,980	88,665
6.000%, 12/01/28	56,509	57,604
6.000%, 02/01/29	148,197	151,022
6.000%, 04/01/29	43,449	44,277
6.000%, 05/01/29	19,182	19,548
6.000%, 06/01/31	23,008	23,418
6.000%, 07/01/31	8,827	8,984
6.000%, 08/01/31	186,626	189,958
6.000%, 09/01/31	531,239	540,721
6.000%, 04/01/32	1,042,005	1,059,335
6.000%, 11/01/32	347,754	353,538
6.000%, 06/01/34	1,121,730	1,136,607
6.000%, 11/01/35	1,218,437	1,233,096
6.000%, 02/01/36	2,408,512	2,435,205
6.000%, 08/01/36	3,462,868	3,501,247
6.000%, 10/01/36	5,182,051	5,239,484
6.000%, 11/01/36	4,975,498	5,030,642
6.000%, 01/01/37	6,936,497	7,013,374

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp. 6.000%, 06/01/37	$5,423,654	$5,482,298
6.000%, 02/01/38	4,952,900	5,006,759
6.066%, 04/01/36 (b)	1,813,467	1,847,956
6.250%, 07/15/32 (a)	3,250,000	3,738,258
6.500%, 10/01/29	37,169	38,663
6.500%, 02/01/30	53,107	55,242
6.500%, 08/01/31	78,946	82,023
6.500%, 10/01/31	25,448	26,440
6.500%, 11/01/31	184,416	191,603
6.500%, 03/01/32	1,911,230	1,985,079
6.500%, 04/01/32	1,726,728	1,793,448
6.500%, 09/01/36	4,150,715	4,281,456
6.500%, 11/01/37	8,842,456	9,116,067
6.750%, 03/15/31 (a)	965,000	1,169,799
7.000%, 03/15/10 (a)	2,875,000	3,058,527
7.000%, 06/01/11	21,162	22,081
7.000%, 12/01/15	32,257	33,885
7.000%, 12/01/27	7,971	8,444
7.000%, 11/01/28	23,025	24,426
7.000%, 04/01/29	18,885	19,992
7.000%, 05/01/29	5,710	6,045
7.000%, 06/01/29	41,476	43,907
7.000%, 07/01/29	12,511	13,244
7.000%, 01/01/31	239,961	253,603
7.000%, 12/01/31	50,907	53,801
7.500%, 03/01/16	65,889	69,089
7.500%, 08/01/24	85,093	92,153
7.500%, 11/01/24	504	546
7.500%, 10/01/27	50,241	54,577
7.500%, 10/01/29	71,118	75,745
7.500%, 05/01/30	34,411	36,649
8.000%, 02/01/27	15,041	15,903
8.000%, 10/01/28	28,365	29,991
Federal National Mortgage Association 3.250%, 08/15/08	3,025,000	3,027,390
3.250%, 02/15/09 (a)	6,000,000	6,015,636
4.000%, 04/01/19	1,755,634	1,671,750
4.000%, 05/01/19	3,437,682	3,273,430
4.000%, 01/01/20	2,043,724	1,920,836
4.125%, 04/15/14 (a)	2,350,000	2,322,978
4.500%, 07/01/18	4,102,423	4,029,986
4.500%, 05/01/19	1,009,600	988,036
4.500%, 08/01/33	1,459,007	1,361,879
4.500%, 10/01/33	2,675,717	2,497,591
4.500%, 04/01/34	2,084,907	1,940,846
4.610%, 10/10/13 (a)	2,370,000	2,335,740
4.840%, 09/01/35 (b)	2,532,856	2,561,712
5.000%, 06/01/18	1,018,231	1,019,020
5.000%, 01/01/19	1,459,483	1,456,132
5.000%, 02/01/20	2,436,535	2,421,951
5.000%, 01/01/22	4,993,772	4,945,501
5.000%, 02/01/24	2,351,687	2,281,401
5.000%, 09/01/25	2,233,142	2,166,347
5.000%, 07/01/33	1,885,776	1,819,603
5.000%, 08/01/33	2,824,825	2,725,700

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 5.000%, 09/01/33	$2,401,293	$2,317,030
5.000%, 10/01/33	8,790,318	8,481,861
5.000%, 03/01/34	2,710,118	2,615,019
5.000%, 04/01/34	6,400,208	6,170,946
5.000%, 05/01/34	2,177,328	2,097,887
5.000%, 09/01/34	4,513,374	4,348,702
5.000%, 02/01/35	4,266,635	4,110,965
5.000%, 04/01/35	2,260,512	2,173,802
5.000%, 05/01/35	1,473,626	1,417,099
5.000%, 11/01/35	2,394,126	2,302,290
5.000%, 05/01/37	9,555,608	9,161,108
5.125%, 04/15/11 (a)	7,200,000	7,486,836
5.152%, 11/01/36 (b)	1,610,641	1,625,623
5.375%, 06/12/17 (a)	12,250,000	12,822,803
5.417%, 03/01/36 (b)	4,198,364	4,253,704
5.500%, 03/15/11 (a)	950,000	997,622
5.500%, 11/01/17	1,321,900	1,342,431
5.500%, 02/01/18	489,356	496,373
5.500%, 04/01/18	2,527,398	2,563,639
5.500%, 12/01/22	8,902,699	8,964,782
5.500%, 07/01/23	1,279,117	1,272,691
5.500%, 01/01/24	650,553	647,285
5.500%, 07/01/24	2,090,310	2,079,804
5.500%, 10/01/32	776,536	769,752
5.500%, 02/01/33	1,987,059	1,968,771
5.500%, 03/01/33	3,462,415	3,430,549
5.500%, 05/01/33	5,741,029	5,688,192
5.500%, 08/01/33	5,051,900	5,005,406
5.500%, 10/01/33	710,979	704,436
5.500%, 12/01/33	5,960,039	5,905,187
5.500%, 02/01/34	3,565,363	3,527,021
5.500%, 03/01/34	1,843,937	1,824,108
5.500%, 04/01/34	1,385,657	1,370,756
5.500%, 05/01/34	2,015,895	1,994,216
5.500%, 09/01/34	2,480,924	2,454,244
5.500%, 12/01/34	6,925,220	6,850,746
5.500%, 01/01/35	1,896,739	1,876,342
5.500%, 02/01/35	4,213,441	4,168,130
5.500%, 04/01/35	2,534,220	2,503,829
5.500%, 06/01/35	7,992,248	7,896,401
5.500%, 06/13/35 (b)	1,866,784	1,857,418
5.500%, 01/01/37	7,984,057	7,872,068
5.500%, 05/01/37	4,782,345	4,715,265
5.500%, 05/01/38	4,000,000	3,943,681
5.500%, TBA	5,000,000	4,928,125
6.000%, 09/01/13	868,310	892,196
6.000%, 10/01/13	413,426	424,799
6.000%, 03/01/14	96,781	99,451
6.000%, 06/01/14	12,644	12,993
6.000%, 07/01/14	68,787	70,684
6.000%, 09/01/14	30,973	31,827
6.000%, 09/01/17	989,304	1,016,515
6.000%, 08/01/28	25,279	25,734
6.000%, 11/01/28	8,511	8,665
6.000%, 12/01/28	10,354	10,540

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 6.000%, 06/01/31	$169,109	$171,737
6.000%, 09/01/32	1,003,886	1,018,878
6.000%, 01/01/33	397,173	403,104
6.000%, 02/01/33	806,083	817,397
6.000%, 03/01/33	1,581,792	1,603,993
6.000%, 04/01/33	739,351	749,728
6.000%, 05/01/33	2,021,663	2,050,038
6.000%, 05/01/34	2,307,831	2,335,910
6.000%, 09/01/34	2,619,722	2,651,597
6.000%, 11/01/34	4,484,578	4,539,144
6.000%, 01/01/35	1,382,486	1,397,627
6.000%, 07/01/36	3,520,225	3,554,885
6.000%, 07/01/37	3,849,874	3,886,151
6.000%, 08/01/37	6,565,867	6,627,736
6.000%, 09/01/37	15,103,329	15,245,646
6.210%, 08/06/38 (a)	300,000	347,203
6.500%, 01/01/13	7,393	7,705
6.500%, 04/01/13	1,363	1,421
6.500%, 06/01/13	61,881	64,491
6.500%, 07/01/13	367	382
6.500%, 06/01/14	30,781	32,101
6.500%, 04/01/17	2,804,029	2,927,031
6.500%, 05/01/28	381,000	396,277
6.500%, 12/01/28	768,682	799,502
6.500%, 03/01/29	30,836	32,055
6.500%, 04/01/29	185,294	192,616
6.500%, 05/01/29	19,193	19,951
6.500%, 08/01/29	3,963	4,120
6.500%, 05/01/30	238,818	248,254
6.500%, 09/01/31	66,223	68,738
6.500%, 02/01/32	20,545	21,331
6.500%, 06/01/32	281,351	291,859
6.500%, 09/01/33	735,082	762,165
6.500%, 10/01/33	638,840	662,377
6.500%, 10/01/34	2,004,598	2,078,452
6.500%, 10/01/37	6,276,329	6,469,047
6.625%, 11/15/10 (a)	3,400,000	3,649,432
6.625%, 11/15/30 (a)	2,450,000	2,925,531
7.000%, 04/01/12	21,995	22,980
7.000%, 02/01/14	23,000	24,029
7.000%, 10/01/21	81,817	86,459
7.000%, 06/01/26	2,153	2,275
7.000%, 06/01/28	88,425	93,681
7.000%, 09/01/29	47,599	50,381
7.000%, 10/01/29	58,638	62,065
7.000%, 12/01/29	4,743	5,020
7.000%, 01/01/32	647,879	685,369
7.000%, 04/01/32	87,268	92,314
7.000%, 06/01/32	284,266	300,703
7.000%, 10/01/37	3,744,704	3,925,788
7.500%, 08/01/15	24,068	25,205
7.500%, 09/01/25	22,272	23,703
7.500%, 06/01/26	22,530	23,971
7.500%, 09/01/27	4,235	4,511
7.500%, 11/01/27	561	598

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 7.500%, 08/01/28	$1,242	$1,342
7.500%, 07/01/29	57,430	61,184
7.500%, 10/01/29	23,989	25,568
7.500%, 07/01/30	6,905	7,359
8.000%, 10/01/26	1,718	1,867
8.000%, 11/01/29	836	908
8.000%, 05/01/30	38,205	40,400
8.000%, 11/01/30	13,089	13,841
8.000%, 01/01/31	17,274	18,690
8.000%, 02/01/31	28,338	29,966
Government National Mortgage Association 5.000%, 10/15/20	2,264,508	2,260,645
5.000%, 01/15/21	2,004,233	2,000,814
5.000%, 12/15/35	2,431,065	2,358,058
5.000%, 12/15/36	4,653,357	4,513,203
5.500%, 03/15/36	3,538,909	3,525,667
5.500%, 01/15/37	5,221,395	5,201,793
5.500%, 11/15/37	9,491,534	9,455,901
6.000%, 01/15/29	43,521	44,503
6.000%, 01/15/33	1,191,349	1,217,297
6.000%, 03/15/35	1,872,122	1,902,454
6.000%, 12/15/35	2,177,065	2,212,338
6.000%, 06/15/36	3,670,698	3,730,103
6.000%, 09/01/36	3,845,572	3,883,436
6.000%, 09/15/36	4,292,582	4,362,052
6.500%, 05/15/23	10,039	10,445
6.500%, 02/15/27	157,961	164,739
6.500%, 07/15/28	35,671	37,233
6.500%, 08/15/28	58,160	60,708
6.500%, 11/15/28	36,333	37,925
6.500%, 12/15/28	13,833	14,439
6.500%, 07/15/29	18,114	18,906
6.500%, 06/20/31	117,697	122,836
6.500%, 07/15/32	236,032	246,328
6.500%, 05/15/36	1,925,541	1,989,824
6.700%, 04/15/34	3,000,000	3,093,847
7.000%, 01/15/28	9,239	9,841
7.000%, 04/15/28	4,322	4,603
7.000%, 05/15/28	35,897	38,235
7.000%, 06/15/28	22,400	23,858
7.000%, 10/15/28	19,972	21,273
7.000%, 06/15/29	6,838	7,285
7.000%, 09/15/29	38,575	41,097
7.000%, 01/15/31	1,633	1,741
7.000%, 03/15/31	42,828	45,669
7.000%, 07/15/31	1,844,456	1,966,850
7.000%, 08/15/31	247,148	263,548
7.000%, 02/15/32	185,762	195,686
7.000%, 07/15/32	130,684	137,665
7.500%, 02/20/28	11,900	12,763
7.500%, 08/15/29	33,332	35,753
7.500%, 04/15/30	10,215	10,987
8.000%, 09/15/16	1,553	1,683
8.000%, 08/15/26	7,121	7,569
8.000%, 09/15/26	15,484	16,459

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Government National Mortgage Association 8.000%, 05/15/27	$5,454	$5,970
8.000%, 06/15/29	73,694	80,708
9.000%, 11/15/24	45,381	49,724
Tennessee Valley Authority 6.000%, 03/15/13	1,000,000	1,076,025

		653,289,110

Food & Staples Retailing—0.5%
CVS Corp. 5.750%, 06/01/17	3,500,000	3,420,573
Kroger Co. 5.500%, 02/01/13	950,000	950,376
Wal-Mart Stores, Inc. 4.550%, 05/01/13	2,075,000	2,084,642
6.875%, 08/10/09	500,000	518,792

		6,974,383

Food Products—0.6%
ConAgra Foods, Inc. 5.819%, 06/15/17	2,000,000	1,963,935
General Mills, Inc. 6.000%, 02/15/12	2,000,000	2,056,129
Kellogg Co. 6.600%, 04/01/11	2,700,000	2,834,991
Kraft Foods, Inc. 6.250%, 06/01/12	900,000	917,456

		7,772,511

Foreign Government—1.5%
Brazilian Government International Bond 6.000%, 01/17/17	3,755,000	3,833,855
Mexico Government International Bond 6.750%, 09/27/34	1,050,000	1,118,596
8.375%, 01/14/11	250,000	273,368
Province of Nova Scotia 9.250%, 03/01/20	250,000	346,757
Province of Ontario 5.125%, 07/17/12 (a)	2,000,000	2,082,394
5.500%, 10/01/08 (a)	300,000	302,226
Province of Quebec 4.875%, 05/05/14 (a)	1,925,000	1,995,574
7.500%, 07/15/23 (a)	350,000	437,472
Republic of Italy 4.500%, 01/21/15	2,975,000	2,995,974
5.625%, 06/15/12	3,650,000	3,851,443
United Mexican States 8.000%, 09/24/22	2,200,000	2,661,824
9.875%, 02/01/10 (a)	500,000	542,225

		20,441,708

Gas Utilities—0.0%
El Paso Natural Gas Co. 8.375%, 06/15/32	220,000	245,766

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Health Care Providers & Services—0.2%
Anthem, Inc. 6.800%, 08/01/12	$2,200,000	$2,267,658

Industrial Conglomerates—0.1%
General Electric Co. 5.000%, 02/01/13	930,000	928,423
Honeywell International, Inc. 7.500%, 03/01/10 (a)	300,000	316,851

		1,245,274

Insurance—0.6%
Allied World Assurance Co. Holdings, Ltd. 7.500%, 08/01/16	910,000	910,859
Allstate Corp. 6.125%, 02/15/12 (a)	2,750,000	2,810,898
6.900%, 05/15/38	150,000	148,489
AXA Financial, Inc. 7.750%, 08/01/10	500,000	525,558
AXA S.A. 8.600%, 12/15/30	1,165,000	1,233,528
Chubb Corp. 6.000%, 11/15/11	350,000	358,091
GE Global Insurance Holding Corp. 7.500%, 06/15/10	500,000	521,782
Hartford Financial Services Group, Inc. 6.100%, 10/01/41	780,000	682,630
6.375%, 11/01/08	105,000	105,675
Prudential Financial, Inc. 5.700%, 12/14/36	1,525,000	1,276,858

		8,574,368

IT Services—0.1%
Electronic Data Systems Corp. 7.125%, 10/15/09	1,695,000	1,747,196

Machinery—0.1%
Caterpillar, Inc. 7.250%, 09/15/09	250,000	259,514
Deere & Co. 6.950%, 04/25/14 (a)	850,000	922,310
7.850%, 05/15/10 (a)	300,000	320,456

		1,502,280

Media—1.0%
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13	1,700,000	1,872,590
Comcast Corp. 5.300%, 01/15/14	1,445,000	1,389,171
5.650%, 06/15/35	1,500,000	1,251,249
Cox Communications, Inc. 7.750%, 11/01/10	250,000	261,975
News America, Inc. 6.550%, 03/15/33 (a)	1,950,000	1,880,559

Security Description	Face Amount	Value*

Media—(Continued)
Thomson Corp. 6.200%, 01/05/12	$3,700,000	$3,753,301
Time Warner Cable, Inc. 5.850%, 05/01/17	100,000	94,820
6.550%, 05/01/37	100,000	91,798
Time Warner Entertainment Co., L.P. 7.250%, 09/01/08	250,000	251,360
8.375%, 03/15/23	380,000	411,737
Time Warner, Inc. 7.700%, 05/01/32	685,000	701,556
9.125%, 01/15/13	418,000	463,263
Turner Broadcasting System, Inc. 8.375%, 07/01/13	660,000	710,926
Viacom, Inc. 6.250%, 04/30/16	770,000	740,798
Walt Disney Co. 6.375%, 03/01/12	200,000	211,555

		14,086,658

Metals & Mining—0.5%
Alcan, Inc. 5.000%, 06/01/15	1,050,000	997,903
Alcoa, Inc. 5.375%, 01/15/13	1,000,000	981,632
5.720%, 02/23/19	523,000	486,918
5.870%, 02/23/22	101,000	92,450
Vale Overseas, Ltd. 6.250%, 01/23/17	3,810,000	3,703,701
6.875%, 11/21/36	1,100,000	1,034,264

		7,296,868

Multi-Utilities—0.6%
Dominion Resources, Inc. 5.150%, 07/15/15	3,600,000	3,419,836
Pacific Gas & Electric Co. 4.800%, 03/01/14	3,125,000	3,029,454
6.050%, 03/01/34	2,195,000	2,103,940

		8,553,230

Multiline Retail—0.2%
Macy’s Retail Holdings, Inc. 5.875%, 01/15/13	1,030,000	965,030
Target Corp. 6.350%, 11/01/32	2,300,000	2,169,680

		3,134,710

Oil, Gas & Consumable Fuels—1.0%
Anadarko Petroleum Corp. 5.950%, 09/15/16	2,900,000	2,893,629
Atlantic Richfield Co. 5.900%, 04/15/09	300,000	305,556
ConocoPhillips Holding Co. 6.950%, 04/15/29	700,000	771,257
Enterprise Products Operations, L.P. 5.000%, 03/01/15	2,000,000	1,861,846

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Oil, Gas & Consumable Fuels—(Continued)
Halliburton Co. 5.500%, 10/15/10	$4,700,000	$4,838,250
Pemex Project Funding Master Trust 6.625%, 06/15/35 (a)	1,080,000	1,068,609
Phillips Petroleum Co. 6.375%, 03/30/09	300,000	305,732
Southern California Gas Co. 4.800%, 10/01/12 (a)	1,000,000	995,910
Transocean Sedco Forex, Inc. 7.500%, 04/15/31	300,000	323,021
XTO Energy, Inc. 7.500%, 04/15/12	715,000	764,765

		14,128,575

Paper & Forest Products—0.0%
Weyerhaeuser Co. 7.375%, 03/15/32	500,000	491,421

Personal Products—0.2%
Procter & Gamble Co. 4.950%, 08/15/14	2,000,000	2,022,769
6.450%, 01/15/26	200,000	214,648
6.875%, 09/15/09	850,000	882,629

		3,120,046

Pharmaceuticals—0.6%
Bristol-Myers Squibb Co. 5.875%, 11/15/36	2,000,000	1,873,176
Johnson & Johnson 6.950%, 09/01/29 (a)	250,000	288,796
5.950%, 08/15/37	910,000	944,720
Merck & Co., Inc. 5.950%, 12/01/28	300,000	295,463
Schering-Plough Corp. 6.550%, 09/15/37	1,000,000	983,291
Wyeth 5.500%, 02/01/14	3,000,000	3,023,824

		7,409,270

Real Estate Investment Trusts—0.4%
Brandywine Operating Partnership, L.P. 5.750%, 04/01/12	680,000	636,564
Developers Diversified Realty Corp. 5.375%, 10/15/12	520,000	472,226
Regency Centers, L.P. 5.250%, 08/01/15	850,000	768,741
Simon Property Group, L.P. 5.250%, 12/01/16	3,000,000	2,781,192

		4,658,723

Road & Rail—0.5%
Burlington Northern Santa Fe Corp. 5.900%, 07/01/12 (a)	1,000,000	1,028,953

Security Description	Face Amount	Value*

Road & Rail—(Continued)
CSX Corp. 6.750%, 03/15/11	$200,000	$205,977
7.900%, 05/01/17	500,000	529,789
Norfolk Southern Corp. 5.590%, 05/17/25	144,000	130,270
6.200%, 04/15/09	350,000	355,434
7.250%, 02/15/31	156,000	167,240
7.700%, 05/15/17	3,400,000	3,797,129

		6,214,792

Software—0.2%
Oracle Corp. 5.250%, 01/15/16	2,000,000	1,983,691

Specialty Retail—0.1%
Lowe’s Cos., Inc. 6.875%, 02/15/28 (a)	1,000,000	1,004,741

U.S. Treasury—21.7%
U.S. Treasury Bonds 4.500%, 02/15/36 (a)	7,175,000	7,123,483
5.250%, 11/15/28 (a)	2,700,000	2,928,150
5.250%, 02/15/29 (a)	750,000	813,428
5.375%, 02/15/31 (a)	5,255,000	5,839,198
5.500%, 08/15/28 (a)	2,420,000	2,701,107
6.125%, 11/15/27 (a)	3,950,000	4,722,897
6.250%, 08/15/23 (a)	8,450,000	10,048,064
6.375%, 08/15/27 (a)	2,800,000	3,429,804
6.500%, 11/15/26 (a)	1,000,000	1,236,100
6.875%, 08/15/25 (a)	2,450,000	3,123,089
7.875%, 02/15/21 (a)	4,450,000	5,931,361
8.000%, 11/15/21	2,920,000	3,959,199
8.125%, 08/15/19 (a)	2,645,000	3,535,042
8.125%, 08/15/21 (a)	1,250,000	1,706,500
8.500%, 02/15/20 (a)	6,700,000	9,236,352
8.750%, 08/15/20 (a)	1,000,000	1,409,030
8.875%, 02/15/19 (a)	10,215,000	14,242,365
9.125%, 05/15/18 (a)	1,600,000	2,245,536
9.250%, 02/15/16 (a)	1,375,000	1,872,035
U.S. Treasury Notes 2.625%, 03/15/09 (a)	1,800,000	1,805,202
3.375%, 11/15/08 (a)	820,000	823,969
3.375%, 10/15/09 (a)	5,000,000	5,067,200
3.375%, 11/30/12 (a)	7,010,000	7,041,194
3.500%, 11/15/09 (a)	4,000,000	4,062,800
3.500%, 12/15/09 (a)	4,000,000	4,064,360
3.625%, 07/15/09 (a)	5,520,000	5,594,409
3.625%, 01/15/10 (a)	4,000,000	4,075,480
3.625%, 06/15/10 (a)	16,200,000	16,523,837
3.875%, 05/15/09 (a)	4,000,000	4,052,800
4.000%, 09/30/09 (a)	5,000,000	5,101,150
4.000%, 04/15/10 (a)	6,000,000	6,153,660
4.000%, 11/15/12 (a)	7,250,000	7,494,905
4.000%, 02/15/14 (a)	600,000	618,948
4.125%, 08/15/10 (a)	1,000,000	1,030,630

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

U.S. Treasury—(Continued)
U.S. Treasury Notes 4.125%, 05/15/15 (a)	$7,640,000	$7,896,093
4.250%, 10/15/10 (a)	5,000,000	5,174,800
4.250%, 09/30/12 (a)	5,000,000	5,204,650
4.250%, 08/15/13 (a)	14,980,000	15,630,581
4.250%, 08/15/14 (a)	18,430,000	19,239,998
4.250%, 08/15/15 (a)	3,000,000	3,118,110
4.375%, 08/15/12 (a)	5,000,000	5,237,800
4.500%, 11/15/15 (a)	8,950,000	9,428,287
4.625%, 11/15/09 (a)	17,700,000	18,245,514
4.750%, 12/31/08 (a)	1,000,000	1,012,890
4.750%, 08/15/17 (a)	5,000,000	5,296,300
4.875%, 08/15/09 (a)	13,900,000	14,275,717
4.875%, 02/15/12 (a)	4,500,000	4,773,420
5.000%, 02/15/11 (a)	1,000,000	1,056,070
5.000%, 08/15/11 (a)	3,500,000	3,717,490
5.125%, 05/15/16 (a)	4,830,000	5,268,081
5.750%, 08/15/10 (a)	7,120,000	7,573,972
6.500%, 02/15/10 (a)	1,710,000	1,819,611

		293,582,668

Wireless Telecommunication Services—0.2%
AT&T Wireless Services, Inc. 8.125%, 05/01/12	500,000	547,624
Cingular Wireless Services, Inc. 7.875%, 03/01/11	890,000	947,544
8.750%, 03/01/31	300,000	352,297
Cingular Wireless, LLC 7.125%, 12/15/31	100,000	100,509
Vodafone Group, Plc. 7.750%, 02/15/10	1,150,000	1,198,990

		3,146,964

Yankee—1.8%
Apache Finance Canada Corp. 7.750%, 12/15/29	300,000	347,671
Encana Corp. 4.750%, 10/15/13	2,000,000	1,964,054
Hydro-Quebec 7.500%, 04/01/16	1,350,000	1,589,887
8.400%, 01/15/22	1,000,000	1,330,368
Intermediate American Development Bank 5.375%, 11/18/08	700,000	706,740
6.800%, 10/15/25	500,000	597,746

Security Description	Face Amount	Value*

Yankee—(Continued)
Intermediate American Development Bank 7.000%, 06/15/25	$200,000	$245,892
8.875%, 06/01/09	400,000	419,885
International Bank for Reconstruction & Development 8.875%, 03/01/26	535,000	780,872
Kreditanstalt fuer Wiederaufbau 3.500%, 05/16/13	7,000,000	6,896,204
Norsk Hydro A/S 6.700%, 01/15/18	300,000	324,524
6.800%, 01/15/28	1,350,000	1,452,186
Province of Quebec Canada 6.125%, 01/22/11	2,700,000	2,842,277
Telecom Italia Capital S.A. 6.200%, 07/18/11	1,020,000	1,028,641
Telefonica Emisiones SAU 6.221%, 07/03/17	2,900,000	2,917,521
Vodafone Group, Plc. 6.150%, 02/27/37	1,000,000	914,884

		24,359,352

Total Fixed Income (Identified Cost $1,341,401,635)		1,341,400,807

Short Term Investments—28.1%
Security Description	Face Amount/Shares	Value*

Discount Notes—1.2%
Federal Home Loan Bank 2.006%, 07/01/08	15,600,000	15,600,000

Mutual Funds—26.9%
State Street Navigator Securities Lending Prime Portfolio (c)	365,160,474	365,160,474

Total Short Term Investments (Identified Cost $380,760,474)		380,760,474

Total Investments—127.1% (Identified Cost $1,722,162,109) (d)		1,722,161,281
Liabilities in excess of other assets		(367,155,446)

Total Net Assets—100%		$1,355,005,835

(a)	A portion or all of the security was held on loan. As of June 30, 2008, the market value of securities loaned was $379,730,953 and the collateral received consisted of cash in the amount of $365,160,474 and non-cash collateral with a value of $21,566,941. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2008.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $1,722,162,109 and the composition of unrealized appreciation and depreciation of investment securities was $ 15,883,661 and $(15,884,489), respectively.

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$813,562,277	$0
Level 2 - Other Significant Observable Inputs	908,599,004	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$1,722,161,281	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-13

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a) (b)		$1,722,161,281
Cash		55,224
Receivable for:
Securities sold		619,526
Fund shares sold		265,992
Accrued interest		13,812,236
Foreign taxes		7,136

Total Assets		1,736,921,395
Liabilities
Payable for:
Securities purchased	$14,761,694
Fund shares redeemed	1,391,226
Withholding taxes	8,920
Collateral for securities loaned	365,160,474
Accrued expenses:
Management fees	270,399
Service and distribution fees	135,623
Other expenses	187,224

Total Liabilities		381,915,560

Net Assets		$1,355,005,835

Net assets consists of:
Capital paid in		$1,344,238,218
Undistributed net investment income		33,725,079
Accumulated net realized losses		(22,956,634)
Unrealized depreciation on investments		(828)

Net Assets		$1,355,005,835

Computation of offering price:
Class A
Net asset value and redemption price per share ($627,510,154 divided by 59,208,190 shares outstanding)		$10.60

Class B
Net asset value and redemption price per share ($570,878,033 divided by 54,652,446 shares outstanding)		$10.45

Class E
Net asset value and redemption price per share ($156,617,648 divided by 14,836,211 shares outstanding)		$10.56

(a) Identified cost of investments		$1,722,162,109

(b)	Includes cash collateral for securities loaned of $365,160,474.

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Interest		$36,604,632 (a)

Expenses
Management fees	$1,728,092
Service and distribution fees—Class B	705,994
Service and distribution fees—Class E	121,673
Directors’ fees and expenses	14,852
Custodian	80,906
Audit and tax services	17,781
Legal	10,506
Printing	125,782
Insurance	7,382
Miscellaneous	8,508

Total Expenses	2,821,476
Management fee waivers	(41,474)	2,780,002

Net Investment Income		33,824,630

Realized and Unrealized Loss
Realized loss on:
Investments—net		(971,353)
Change in unrealized depreciation on:
Investments—net		(16,419,781)

Net loss		(17,391,134)

Net Increase in Net Assets From Operations		$16,433,496

(a)	Includes income on securities loaned of $1,455,707.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$33,824,630	$58,295,278
Net realized loss	(971,353)	(586,292)
Change in unrealized appreciation (depreciation)	(16,419,781)	24,687,327

Increase in net assets from operations	16,433,496	82,396,313

From Distributions to Shareholders
Net investment income
Class A	(29,529,866)	(23,636,498)
Class B	(24,494,600)	(22,205,073)
Class E	(7,019,399)	(7,821,668)

Total distributions	(61,043,865)	(53,663,239)

Increase (decrease) in net assets from capital share transactions	(20,291,073)	234,272,891

Total increase (decrease) in net assets	(64,901,442)	263,005,965

Net Assets
Beginning of the period	1,419,907,277	1,156,901,312

End of the period	$1,355,005,835	$1,419,907,277

Undistributed Net Investment Income
End of the period	$33,725,079	$60,944,314

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	3,132,646	$34,358,729	24,762,938	$265,871,474
Reinvestments	2,775,363	29,529,866	2,259,703	23,636,498
Redemptions	(8,518,472)	(93,387,229)	(12,750,873)	(135,946,003)

Net increase (decrease)	(2,610,463)	$(29,498,634)	14,271,768	$153,561,969

Class B
Sales	4,044,135	$43,423,224	15,528,857	$162,731,989
Reinvestments	2,335,043	24,494,600	2,149,571	22,205,073
Redemptions	(4,355,762)	(47,431,203)	(9,310,951)	(97,531,567)

Net increase	2,023,416	$20,486,621	8,367,477	$87,405,495

Class E
Sales	434,510	$4,708,506	1,900,274	$19,994,422
Reinvestments	662,207	7,019,399	749,920	7,821,668
Redemptions	(2,092,863)	(23,006,965)	(3,264,496)	(34,510,663)

Net decrease	(996,146)	$(11,279,060)	(614,302)	$(6,694,573)

Increase (decrease) derived from capital share transactions		$(20,291,073)		$234,272,891

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.97		$10.76	$10.81	$11.02	$10.93	$11.17

Income From Investment Operations
Net investment income	0.55	(a)	0.52 (a)	0.49 (a)	0.49	0.46	0.45
Net realized and unrealized gain (loss) of investments	(0.41)		0.20	(0.07)	(0.27)	(0.02)	(0.06)

Total from investment operations	0.14		0.72	0.42	0.22	0.44	0.39

Less Distributions
Distributions from net investment income	(0.51)		(0.51)	(0.47)	(0.43)	(0.35)	(0.63)

Total distributions	(0.51)		(0.51)	(0.47)	(0.43)	(0.35)	(0.63)

Net Asset Value, End of Period	$10.60		$10.97	$10.76	$10.81	$11.02	$10.93

Total Return (%)	1.2	(b)	6.9	4.1	2.1	4.1	3.6
Ratio of operating expenses to average net assets (%)	0.28	(c)	0.29	0.31	0.31	0.32	0.34
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.29	(c)	0.30	0.32	0.31	N/A	N/A
Ratio of net investment income to average net assets (%)	5.01	(c)	4.86	4.64	4.30	4.42	4.44
Portfolio turnover rate (%)	13	(c)	20	18	23	27	46
Net assets, end of period (000)	$627,510		$678,193	$511,541	$524,878	$550,456	$500,629

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.81		$10.60	$10.66	$10.87	$10.79	$11.04

Income From Investment Operations
Net investment income	0.51	(a)	0.48 (a)	0.46 (a)	0.36	0.36	0.40
Net realized and unrealized gain (loss) of investments	(0.39)		0.20	(0.08)	(0.16)	0.04	(0.04)

Total from Investment operations	0.12		0.68	0.38	0.20	0.40	0.36

Less Distributions
Distributions from net investment income	(0.48)		(0.47)	(0.44)	(0.41)	(0.32)	(0.61)

Total distributions	(0.48)		(0.47)	(0.44)	(0.41)	(0.32)	(0.61)

Net Asset Value, End of Period	$10.45		$10.81	$10.60	$10.66	$10.87	$10.79

Total Return (%)	1.1	(b)	6.7	3.8	1.9	3.8	3.4
Ratio of operating expenses to average net assets (%)	0.53	(c)	0.54	0.56	0.56	0.57	0.59
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.54	(c)	0.55	0.57	0.56	N/A	N/A
Ratio of net investment income to average net assets (%)	4.77	(c)	4.60	4.40	4.06	4.16	4.20
Portfolio turnover rate (%)	13	(c)	20	18	23	27	46
Net assets, end of period (000)	$570,878		$568,790	$469,212	$354,652	$170,958	$73,938

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.92		$10.71	$10.77	$10.97	$10.89	$11.14

Income From Investment Operations
Net investment income	0.53	(a)	0.50 (a)	0.47 (a)	0.46	0.44	0.52
Net realized and unrealized gain (loss) of investments	(0.40)		0.20	(0.07)	(0.25)	(0.02)	(0.15)

Total from investment operations	0.13		0.70	0.40	0.21	0.42	0.37

Less Distributions
Distributions from net investment income	(0.49)		(0.49)	(0.46)	(0.41)	(0.34)	(0.62)

Total distributions	(0.49)		(0.49)	(0.46)	(0.41)	(0.34)	(0.62)

Net Asset Value, End of Period	$10.56		$10.92	$10.71	$10.77	$10.97	$10.89

Total Return (%)	1.2	(b)	6.7	3.9	2.0	3.9	3.5
Ratio of operating expenses to average net assets (%)	0.43	(c)	0.44	0.46	0.46	0.47	0.49
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.44	(c)	0.45	N/A	0.46	N/A	N/A
Ratio of net investment income to average net assets (%)	4.86	(c)	4.70	4.49	4.15	4.26	4.29
Portfolio turnover rate (%)	13	(c)	20	18	23	27	46
Net assets, end of period (000)	$156,618		$172,925	$176,149	$190,840	$200,270	$115,749

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Lehman Brothers Aggregate Bond Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

MSF-18

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in

MSF-19

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/15	Expiring 12/31/14	Expiring 12/31/13	Expiring 12/31/12	Expiring 12/31/10	Expiring 12/31/09	Expiring 12/31/08	Total
$4,015,637	$4,808,149	$3,790,866	$499,465	$449,093	$612,878	$223,967	$14,400,055

The utilization of the capital loss carryforward acquired as part of a merger may be limited under section 382 of the Internal Revenue Code.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$53,663,239	$46,753,752	$—	$—	$—	$—	$53,663,239	$46,753,752

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$60,944,314	$—	$8,833,728	$(14,400,055)	$55,377,987

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

MSF-20

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$45,372,814	$46,137,674	$50,187,696	$40,239,088

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.25% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2008 were $1,728,092.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the six months ended June 30, 2008 were $158,985.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2008 to April 30, 2009, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.006% of average daily net assets. Amounts waived for the six months ended June 30, 2008 are shown as management fee waivers in the Statement of Operations.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral

MSF-21

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2008 are footnoted in the Schedule of Investments.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-22

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-23

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the Loomis Sayles Small Cap Portfolio returned -11.7%, compared to its benchmark, the Russell 2000 Index1, which returned -9.4%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Core Funds Universe2, was -8.7% over the same period.

PORTFOLIO REVIEW

We continue to deploy the same diversified management process, seeking to invest in high-quality, small-cap growth and value companies across the economy. The first half of 2008 was marked by a high degree of volatility, with the first months being a poor market environment, followed by months of strong returns, and a weak finish in June. This volatility was the result of domestic economy deceleration, rising energy prices and serious concerns about large financial institutions, offset by the promise of the economic stimulus package, continued low interest rates and enough positive economic data to keep recession fears at bay. The Portfolio entered the period relatively conservatively positioned and became more so throughout the period, although opportunities were taken on both the growth and value side. We entered the year with a healthy overweight in technology. While this overweight has been reduced, it has also been upgraded as fully valued stocks were sold in order to purchase strong franchises that the market was selling at attractive valuations in the weak market. We believe we found attractive investments within healthcare as a result of several years of underperformance and the relatively a-cyclical nature of the businesses. Our energy overweight increased throughout the year-to-date period, although many gains have been harvested and redeployed in fresh investments.

Energy was the only sector to post positive returns in the Portfolio and the Benchmark for the six-month period. Our energy stocks returned 24% in the first half of 2008. This performance was strong but not as strong as the Benchmark’s energy holdings which returned 46.6%. As a result, the energy sector was the Portfolio’s worst-performing sector on a relative basis. Underperformance within energy was more a result of stocks we did not own as opposed to poor performers within the Portfolio. For example, not owning Alpha Natural Resources, a coal company, hurt us -0.4% on a relative basis, a third of our relative underperformance. The major theme within the energy sector, on an absolute and relative basis, was the emergence of Haynesville Shale as a potential major gas producer. Stocks owned in the Portfolio benefiting from this situation include Petrohawk (up 148% in the first half of 2008), Penn Virginia (up 73%), and Goodrich Petroleum (up 76%). Strong relative sectors for the Portfolio were technology and healthcare, both driven by strong stock selection. Ariba was the Portfolio’s best technology stock in the first half of 2008, returning 32% in a difficult technology market. Ariba, an enterprise expenditure management software company, has successfully transitioned to a highly visible subscription revenue business that has grown 30% and generated strong cash flow. Within healthcare, CardioNet and Corvel were strong performers. CardioNet was purchased during its initial public offering in March and has returned 50% after a slow start. CardioNet provides arrhythmia monitoring products and services that are being widely adopted, enabling the company to grow 30% in a profitable manner. Corvel, a provider of medical case management to a variety of insurance end-markets, returned 47% after reporting strong December quarter earnings.

* The views expressed above are those of the subadvisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-1

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 2000 INDEX

Average Annual Returns as of June 30, 2008

	Loomis Sayles Small Cap Portfolio			Russell 2000 Index
	Class A	Class B	Class E
6 Months	-11.7%	-11.8%	-11.8%	-9.4%
1 Year	-12.5	-12.8	-12.7	-16.2
5 Year	11.4	11.2	11.2	10.3
10 Year	6.4	—	—	5.5
Since Inception	—	10.9	5.8	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/2/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2008

Top Holdings

% of Total Net Assets
Waste Connections, Inc.	1.1%
UGI Corp.	1.0%
Penn Virginia Corp.	0.9%
ITC Holdings Corp.	0.9%
John Wiley & Sons, Inc.	0.9%
The GEO Group, Inc.	0.8%
Exterran Holdings, Inc.	0.8%
Stifel Financial Corp.	0.8%
Rollins, Inc.	0.8%
FTI Consulting, Inc.	0.7%

Top Sectors

% of Total Market Value
Information Technology	19.7%
Industrials	19.5%
Health Care	13.8%
Financials	12.8%
Energy	11.3%
Consumer Discretionary	10.4%
Utilities	3.5%
Materials	3.3%
Consumer Staples	2.3%
Telecommunication Services	1.0%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
Loomis Sayles Small Cap—Class A(a)	Actual	0.92%	$1,000.00	$883.10	$4.31
	Hypothetical	0.92%	$1,000.00	$1,020.23	$4.62

Loomis Sayles Small Cap—Class B(a)	Actual	1.17%	$1,000.00	$882.10	$5.48
	Hypothetical	1.17%	$1,000.00	$1,018.97	$5.87

Loomis Sayles Small Cap—Class E(a)	Actual	1.07%	$1,000.00	$882.50	$5.01
	Hypothetical	1.07%	$1,000.00	$1,019.47	$5.37

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—97.6% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.5%
BE Aerospace, Inc. (a)	37,968	$884,275
Curtiss-Wright Corp.	41,198	1,843,199
Ducommun, Inc.	45,300	1,040,088
Moog, Inc. (a)	82,939	3,088,648
Orbital Sciences Corp. (a)	63,467	1,495,283
Teledyne Technologies, Inc. (a)	52,560	2,564,402

		10,915,895

Air Freight & Logistics—0.7%
Atlas Air Worldwide Holdings, Inc. (a)	29,290	1,448,684
HUB Group, Inc. (Class A) (a)	49,463	1,688,172

		3,136,856

Auto Components—0.5%
Federal Mogul Corp.	55,128	889,215
Gentex Corp. (b)	79,091	1,142,074

		2,031,289

Biotechnology—1.6%
BioMarin Pharmaceutical, Inc. (a) (b)	39,178	1,135,378
Myriad Genetics, Inc. (a) (b)	20,265	922,463
Rigel Pharmaceuticals, Inc. (a) (b)	58,828	1,333,042
Third Wave Technologies, Inc. (a) (b)	162,107	1,809,114
United Therapeutics Corp. (a)	17,682	1,728,416

		6,928,413

Building Products—0.4%
Armstrong World Industries, Inc. (a) (b)	58,637	1,713,373

Capital Markets—1.2%
Investment Technology Group, Inc. (a)	36,149	1,209,546
JMP Group, Inc. (b)	72,963	482,285
Stifel Financial Corp. (a)	104,059	3,578,589

		5,270,420

Chemicals—1.4%
Cytec Industries, Inc.	25,403	1,385,987
FMC Corp.	21,143	1,637,314
Minerals Technologies, Inc.	15,656	995,565
Solutia, Inc. (a)	76,373	979,102
Zep, Inc. (b)	72,168	1,073,860

		6,071,828

Commercial Banks—4.4%
Bank of the Ozarks, Inc. (b)	84,939	1,262,193
BOK Financial Corp. (b)	29,783	1,591,901
CVB Financial Corp. (b)	121,434	1,146,337
Hancock Holding Co. (b)	51,510	2,023,828
IBERIABANK Corp. (b)	28,711	1,276,778
Old National Bancorp (b)	82,715	1,179,516
Pennsylvania Commerce Bancorp, Inc. (a) (b)	32,794	788,696
PrivateBancorp, Inc. (b)	47,457	1,441,744
Prosperity Bancshares, Inc. (b)	67,483	1,803,821
Signature Bank (a) (b)	52,740	1,358,582

Security Description	Shares	Value*

Commercial Banks—(Continued)
Sterling Bancshares, Inc.	204,324	$1,857,305
SVB Financial Group (a) (b)	42,498	2,044,579
Westamerica Bancorp (b)	27,398	1,440,861

		19,216,141

Commercial Services & Supplies—7.3%
ABM Industries, Inc. (b)	90,348	2,010,243
American Ecology Corp. (b)	61,461	1,814,943
Clean Harbors, Inc. (a)	30,192	2,145,443
FTI Consulting, Inc. (a) (b)	47,901	3,279,302
ICF International, Inc.	119,456	1,985,359
Innerworkings, Inc. (a) (b)	143,762	1,719,394
McGrath Rentcorp (b)	78,501	1,930,340
Rollins, Inc. (b)	233,505	3,460,544
Standard Parking Corp. (a) (b)	140,130	2,550,366
Team, Inc. (b)	74,356	2,551,898
The GEO Group, Inc. (a)	163,598	3,680,955
Waste Connections, Inc. (a)	155,447	4,963,423

		32,092,210

Communications Equipment—2.9%
ADC Telecommunications, Inc. (a)	58,626	865,906
Adtran, Inc.	77,425	1,845,812
Anaren, Inc. (a)	83,112	878,494
Black Box Corp.	14,294	388,654
Brocade Communications Systems, Inc. (a)	264,203	2,177,033
CommScope, Inc. (a) (b)	30,737	1,621,991
Emulex Corp. (a)	80,793	941,238
Foundry Networks, Inc. (a) (b)	141,096	1,667,755
Sonus Networks, Inc. (a) (b)	268,065	916,782
Tekelec, Inc. (a) (b)	104,312	1,534,430

		12,838,095

Computers & Peripherals—0.3%
Intevac, Inc. (a)	56,565	638,053
Teradata Corp. (a)	34,521	798,816

		1,436,869

Construction & Engineering—1.0%
Granite Construction, Inc. (b)	34,499	1,087,754
Northwest Pipe Co. (a) (b)	56,369	3,145,390

		4,233,144

Construction Materials—0.3%
Texas Industries, Inc. (b)	23,846	1,338,476

Consumer Finance—0.3%
Dollar Financial Corp. (a) (b)	100,266	1,515,019

Containers & Packaging—0.8%
Greif, Inc.	12,338	790,002
Myers Industries, Inc. (b)	120,439	981,578
Rock-Tenn Co. (b)	52,898	1,586,411

		3,357,991

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Distributors—0.1%
Core-Mark Holding Co., Inc. (a) (b)	15,580	$408,196

Diversified Consumer Services—1.6%
American Public Education, Inc. (a) (b)	56,103	2,190,261
Capella Education Co. (a) (b)	35,820	2,136,663
DeVry, Inc.	34,978	1,875,520
Hillenbrand, Inc.	49,254	1,054,036

		7,256,480

Diversified Financial Services—0.6%
Heckmann Corp. (a)	113,969	1,021,162
PHH Corp. (a)	96,491	1,481,137

		2,502,299

Diversified Telecommunication Services—0.5%
NTELOS Holdings Corp.	85,690	2,173,955

Electric Utilities—1.8%
Allete, Inc. (b)	46,297	1,944,474
ITC Holdings Corp. (b)	77,328	3,952,234
Portland General Electric Co.	95,141	2,142,575

		8,039,283

Electrical Equipment—1.8%
Acuity Brands, Inc. (b)	37,957	1,824,973
General Cable Corp. (b)	28,545	1,736,963
II-VI, Inc. (a) (b)	34,647	1,209,873
Polypore International, Inc. (a)	56,329	1,426,814
Woodward Governor Co.	45,697	1,629,555

		7,828,178

Electronic Equipment & Instruments—2.8%
Anixter International, Inc. (a) (b)	13,715	815,905
Daktronics, Inc. (b)	45,218	912,047
Excel Technology, Inc. (a)	43,944	980,830
IPG Photonics Corp. (a) (b)	111,429	2,095,980
Littelfuse, Inc. (a)	88,120	2,780,186
Plexus Corp. (a)	54,273	1,502,277
Rofin-Sinar Technologies, Inc. (a)	22,061	666,242
Scansource, Inc. (a) (b)	57,294	1,533,187
Vishay Intertechnology, Inc. (a)	130,076	1,153,774

		12,440,428

Energy Equipment & Services—5.8%
Dresser-Rand Group, Inc. (a)	56,381	2,204,497
Exterran Holdings, Inc. (a) (b)	51,068	3,650,851
Helix Energy Solutions Group, Inc. (a) (b)	33,607	1,399,395
Hornbeck Offshore Services, Inc. (a) (b)	35,290	1,994,238
IHS, Inc. (a)	36,243	2,522,513
Mitcham Industries, Inc. (a)	95,945	1,638,741
Newpark Resources, Inc. (a) (b)	102,053	802,137
Oceaneering International, Inc. (a)	30,442	2,345,556
Superior Well Services, Inc. (a) (b)	34,176	1,083,721
T-3 Energy Services, Inc. (a)	37,680	2,994,430
Tesco Corp. (a)	55,894	1,785,813

Security Description	Shares	Value*

Energy Equipment & Services—(Continued)
Tetra Technologies, Inc. (a) (b)	52,574	$1,246,529
Trico Marine Services, Inc. (a) (b)	48,821	1,778,061

		25,446,482

Food & Staples Retailing—0.5%
Spartan Stores, Inc. (b)	105,252	2,420,796

Food Products—1.0%
Flowers Foods, Inc.	67,756	1,920,205
J&J Snack Foods Corp.	36,349	996,326
Ralcorp Holdings, Inc. (a) (b)	30,091	1,487,699

		4,404,230

Gas Utilities—1.0%
UGI Corp.	150,604	4,323,841

Health Care Equipment & Supplies—4.3%
Conceptus, Inc. (a) (b)	97,464	1,802,109
Hill-Rom Holdings, Inc. (b)	52,017	1,403,419
Insulet Corp. (a) (b)	85,793	1,349,524
Masimo Corp. (a) (b)	54,699	1,878,911
Medical Action Industries, Inc. (a)	56,825	589,275
Natus Medical, Inc. (a) (b)	122,900	2,573,526
NuVasive, Inc. (a)	55,390	2,473,717
Quidel Corp. (a) (b)	95,375	1,575,595
RTI Biologics, Inc. (a)	168,895	1,477,831
SonoSite, Inc. (a)	58,543	1,639,790
West Pharmaceutical Services, Inc. (b)	45,942	1,988,370

		18,752,067

Health Care Providers & Services—4.5%
Amedisys, Inc. (a) (b)	28,446	1,434,247
athenahealth, Inc. (a) (b)	57,341	1,763,809
BIO-Reference Laboratories, Inc. (a)	42,677	952,124
CardioNet, Inc. (a) (b)	59,476	1,583,846
Corvel Corp. (a)	40,378	1,367,603
HealthExtras, Inc. (a)	89,364	2,693,431
Healthspring, Inc. (a)	51,675	872,274
inVentiv Health, Inc. (a)	54,216	1,506,663
MWI Veterinary Supply, Inc. (a) (b)	84,261	2,789,882
Psychiatric Solutions, Inc. (a) (b)	52,923	2,002,606
Skilled Healthcare Group, Inc. (a) (b)	98,609	1,323,333
Sun Healthcare Group, Inc. (a)	129,549	1,734,661

		20,024,479

Health Care Technology—0.7%
Phase Forward, Inc. (a)	110,118	1,978,821
Trizetto Group (a)	46,837	1,001,375

		2,980,196

Hotels, Restaurants & Leisure—1.3%
Bob Evans Farms, Inc. (b)	60,596	1,733,046
CEC Entertainment, Inc. (a)	32,416	907,972
Cosi, Inc. (a) (b)	340,902	855,664

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—(Continued)
Dover Downs Gaming & Entertainment, Inc. (b)	72,962	$468,416
Panera Bread Co. (a) (b)	36,578	1,692,098

		5,657,196

Industrial Conglomerates—0.4%
Teleflex, Inc.	33,253	1,848,534

Insurance—3.5%
American Equity Investment Life Holding Co. (b)	154,873	1,262,215
American Physicians Capital, Inc.	24,847	1,203,589
Amtrust Financial Services, Inc. (b)	98,299	1,238,567
Arch Capital Group, Ltd. (a)	35,247	2,337,581
Delphi Financial Group, Inc.	37,400	865,436
eHealth, Inc. (a) (b)	81,386	1,437,277
Employers Holdings, Inc. (b)	86,862	1,798,043
Fidelity National Financial, Inc. (b)	76,870	968,562
ProAssurance Corp. (a)	24,714	1,188,991
RLI Corp. (b)	35,120	1,737,386
The Navigators Group, Inc. (a)	28,044	1,515,778

		15,553,425

Internet Software & Services—2.8%
Ariba, Inc. (a) (b)	199,916	2,940,764
Bankrate, Inc. (a) (b)	27,143	1,060,477
Constant Contact, Inc. (a) (b)	83,579	1,575,464
SkillSoft, Plc. (ADR) (a)	179,416	1,621,921
United Online, Inc. (b)	120,232	1,205,927
VistaPrint, Ltd. (a) (b)	62,623	1,675,791
Vocus, Inc. (a)	76,316	2,455,086

		12,535,430

IT Services—2.6%
Alliance Data Systems Corp. (a)	51,691	2,923,126
Broadridge Financial Solutions, Inc.	150,072	3,159,016
Perot Systems Corp. (Class A) (a)	95,600	1,434,956
Syntel, Inc. (b)	61,323	2,067,812
Wright Express Corp. (a)	83,008	2,058,598

		11,643,508

Leisure Equipment & Products—0.2%
Steinway Musical Instruments, Inc. (a) (b)	41,469	1,094,782

Life Sciences Tools & Services—1.9%
Icon, Plc. (ADR)	31,116	2,349,880
Luminex Corp. (a)	48,053	987,489
Parexel International Corp. (a)	71,666	1,885,533
PerkinElmer, Inc.	62,932	1,752,656
Varian, Inc. (a)	24,820	1,267,309

		8,242,867

Machinery—4.1%
Actuant Corp. (b)	77,137	2,418,245
CLARCOR, Inc. (b)	30,841	1,082,519

Security Description	Shares	Value*

Machinery—(Continued)
Commercial Vehicle Group, Inc. (a) (b)	64,628	$604,272
ESCO Technologies, Inc. (a) (b)	38,347	1,799,241
FreightCar America, Inc. (b)	44,265	1,571,408
Harsco Corp.	36,735	1,998,751
Kadant, Inc. (a)	72,726	1,643,608
Kaydon Corp. (b)	31,437	1,616,176
Nordson Corp. (b)	11,011	802,592
RBC Bearings, Inc. (a)	77,092	2,568,705
Wabtec Corp.	39,815	1,935,805

		18,041,322

Media—2.6%
AH Belo Corp.	83,944	478,481
Alloy, Inc. (a)	64,685	467,673
DG FastChannel, Inc. (a) (b)	106,385	1,835,141
Interactive Data Corp.	88,391	2,221,266
John Wiley & Sons, Inc.	83,412	3,756,042
Knology, Inc. (a) (b)	150,867	1,658,028
RHI Entertainment, Inc. (b)	95,418	1,239,480

		11,656,111

Metals & Mining—0.8%
Haynes International, Inc. (a) (b)	19,421	1,117,678
Reliance Steel & Aluminum Co.	33,763	2,602,790

		3,720,468

Multi-Utilities—0.3%
NorthWestern Corp.	48,516	1,233,277

Multiline Retail—0.3%
Dollar Tree, Inc. (a)	41,394	1,353,170

Oil, Gas & Consumable Fuels—5.5%
Arena Resources, Inc. (a)	39,801	2,102,289
Cano Petroleum, Inc. (a)	65,061	516,584
Carrizo Oil & Gas, Inc. (a)	27,228	1,853,954
Foundation Coal Holdings, Inc.	23,826	2,110,507
Frontier Oil Corp. (b)	29,279	700,061
Goodrich Petroleum Corp. (a) (b)	18,964	1,572,495
Mariner Energy, Inc. (a) (b)	81,558	3,015,199
Parallel Petroleum Corp. (a)	95,257	1,917,523
Penn Virginia Corp.	53,354	4,023,959
Petroleum Development Corp. (a)	27,084	1,800,815
Rex Energy Corp. (a) (b)	68,669	1,812,862
St. Mary Land & Exploration Co.	31,655	2,046,179
Venoco, Inc. (a) (b)	33,393	775,052

		24,247,479

Personal Products—0.8%
Alberto-Culver Co. (b)	92,924	2,441,113
Bare Escentuals, Inc. (a) (b)	52,898	990,780

		3,431,893

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—0.9%
Perrigo Co.	56,437	$1,793,003
Sciele Pharma, Inc. (a) (b)	104,562	2,023,275

		3,816,278

Real Estate Investment Trusts—2.0%
American Campus Communities, Inc.	15,200	423,168
BioMed Realty Trust, Inc. (b)	54,175	1,328,913
Capstead Mortgage Corp. (b)	108,045	1,172,288
Health Care REIT, Inc.	42,138	1,875,141
Kite Realty Group Trust	110,549	1,381,862
Potlatch Corp. (b)	61,497	2,774,745

		8,956,117

Real Estate Management & Development—0.4%
Forestar Real Estate Group, Inc. (a) (b)	82,497	1,571,568

Road & Rail—1.4%
Con-way, Inc. (b)	33,374	1,577,255
Genesee & Wyoming, Inc. (a) (b)	40,210	1,367,944
Kansas City Southern, Inc. (a)	29,678	1,305,535
Ryder System, Inc. (b)	25,948	1,787,299

		6,038,033

Semiconductors & Semiconductor Equipment—3.4%
ATMI, Inc. (a) (b)	70,543	1,969,560
Cavium Networks, Inc. (a) (b)	94,719	1,989,099
Cohu, Inc. (b)	63,859	937,450
Diodes, Inc. (a) (b)	49,548	1,369,507
Exar Corp. (a) (b)	111,821	843,130
NetLogic Microsystems, Inc. (a) (b)	75,307	2,500,192
ON Semiconductor Corp. (a) (b)	113,945	1,044,876
Varian Semiconductor Equipment Associates, Inc. (a)	51,696	1,800,055
Verigy, Ltd. (a)	104,431	2,371,628

		14,825,497

Software—4.8%
Advent Software, Inc. (a) (b)	41,394	1,493,496
Blackbaud, Inc.	89,467	1,914,594
Blackboard, Inc. (a)	57,094	2,182,704
Epicor Software Corp. (a) (b)	33,426	230,974
Informatica Corp. (a)	127,946	1,924,308
Intervoice, Inc. (a) (b)	83,385	475,294
Mentor Graphics Corp. (a) (b)	76,919	1,215,320
Progress Software Corp. (a)	75,370	1,927,211
Quest Software, Inc. (a)	44,979	666,139
Radiant Systems, Inc. (a)	84,617	907,940
Solera Holdings, Inc. (a)	75,902	2,099,449
Sybase, Inc. (a)	56,945	1,675,322
The Ultimate Software Group, Inc. (a) (b)	51,556	1,836,940
Tyler Technologies, Inc. (b)	190,003	2,578,341

		21,128,032

Security Description	Shares	Value*

Specialty Retail—1.9%
Aeropostale, Inc. (a)	56,943	$1,784,024
Genesco, Inc. (a) (b)	72,323	2,232,611
Jo-Ann Stores, Inc. (a) (b)	45,464	1,047,036
Sally Beauty Holdings, Inc. (a) (b)	271,412	1,753,322
The Gymboree Corp. (a)	40,989	1,642,429

		8,459,422

Textiles, Apparel & Luxury Goods—1.7%
Carter’s, Inc. (a)	56,885	786,151
FGX International Holdings, Ltd. (a)	64,154	515,798
Fossil, Inc. (a) (b)	77,269	2,246,210
Hanesbrands, Inc. (a) (b)	94,574	2,566,738
True Religion Apparel, Inc. (a) (b)	59,537	1,586,661

		7,701,558

Thrifts & Mortgage Finance—0.5%
Beneficial Mutual Bancorp, Inc. (a) (b)	108,826	1,204,704
Westfield Financial, Inc.	87,140	788,617

		1,993,321

Water Utilities—0.4%
American State Water Co. (b)	30,450	1,063,923
Middlesex Water Co. (b)	53,060	880,265

		1,944,188

Wireless Telecommunication Services—0.5%
SBA Communications Corp. (a) (b)	62,252	2,241,695

Total Common Stock (Identified Cost $400,088,848)		430,032,100

Short Term Investments—31.2%
Security Description	Face Amount/Shares	Value*

Commercial Paper—3.4%
General Electric Capital Co. 0.800%, 07/01/08	$14,909,000	14,909,000

Mutual Funds—27.8%
State Street Navigator Securities Lending Prime Portfolio (c)	122,405,001	122,405,001

Total Short Term Investments (Identified Cost $137,314,001)		137,314,001

Total Investments—128.8% (Identified Cost $537,402,849) (d)		567,346,101
Liabilities in excess of other assets		(126,771,382)

Total Net Assets—100%		$440,574,719

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of June 30, 2008, the market value of securities loaned was $120,483,587 and the collateral received consisted of cash in the amount of $122,405,001 and non-cash collateral with a value of $2,348,872. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $537,402,849 and the composition of unrealized appreciation and depreciation of investment securities was $60,303,297 and $(30,360,045), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$550,980,064	$0
Level 2 - Other Significant Observable Inputs	16,366,037	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$567,346,101	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a) (b)		$567,346,101
Cash		423
Receivable for:
Securities sold		1,287,939
Fund shares sold		178,582
Accrued interest and dividends		441,567

Total Assets		569,254,612
Liabilities
Payable for:
Securities purchased	$5,517,551
Fund shares redeemed	274,924
Collateral for securities loaned	122,405,001
Accrued expenses:
Management fees	322,733
Service and distribution fees	28,796
Deferred directors’ fees	19,212
Other expenses	111,676

Total Liabilities		128,679,893

Net Assets		$440,574,719

Net assets consists of:
Capital paid in		$426,921,304
Undistributed net investment income		340,129
Accumulated net realized losses		(16,629,966)
Unrealized appreciation on investments		29,943,252

Net Assets		$440,574,719

Computation of offering price:
Class A
Net asset value and redemption price per share ($284,737,526 divided by 1,533,576 shares outstanding)		$185.67

Class B
Net asset value and redemption price per share ($103,058,363 divided by 565,952 shares outstanding)		$182.10

Class E
Net asset value and redemption price per share ($52,778,830 divided by 287,890 shares outstanding)		$183.33

(a) Identified cost of investments		$537,402,849

(b)	Includes cash collateral for securities loaned of $122,405,001.

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends		$2,075,967
Interest		520,580 (a)

		2,596,547
Expenses
Management fees	$2,055,603
Service and distribution fees—Class B	125,673
Service and distribution fees—Class E	41,144
Directors’ fees and expenses	12,310
Custodian	29,929
Audit and tax services	17,781
Legal	3,295
Printing	79,935
Insurance	3,204
Miscellaneous	4,729

Total Expenses	2,373,603
Expense reductions	(31,776)
Management fee waivers	(114,212)	2,227,615

Net Investment Income		368,932

Realized and Unrealized Loss
Realized loss on:
Investments—net		(16,544,140)
Change in unrealized depreciation on:
Investments—net		(45,335,162)

Net loss		(61,879,302)

Net Decrease in Net Assets From Operations		$(61,510,370)

(a)	Includes income on securities loaned of $437,974.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income (loss)	$368,932	$(485,494)
Net realized gain (loss)	(16,544,140)	70,495,073
Change in unrealized depreciation	(45,335,162)	(12,514,559)

Increase (decrease) in net assets from operations	(61,510,370)	57,495,020

From Distributions to Shareholders
Net investment income
Class A	0	(315,188)

	0	(315,188)

Net realized gain
Class A	(45,487,804)	(43,303,902)
Class B	(15,874,319)	(9,064,930)
Class E	(8,378,460)	(7,088,373)

	(69,740,583)	(59,457,205)

Total distributions	(69,740,583)	(59,772,393)

Increase in net assets from capital share transactions	34,814,422	40,143,772

Total increase (decrease) in net assets	(96,436,531)	37,866,399

Net Assets
Beginning of the period	537,011,250	499,144,851

End of the period	$440,574,719	$537,011,250

Undistributed (Overdistributed) Net Investment Income
End of the period	$340,129	$(28,803)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	50,759	$10,773,665	359,286	$91,646,470
Reinvestments	239,120	45,487,804	181,587	43,619,090
Redemptions	(231,850)	(50,262,622)	(556,927)	(140,977,220)

Net increase (decrease)	58,029	$5,998,847	(16,054)	$(5,711,660)

Class B
Sales	77,370	$16,069,132	211,111	$52,345,787
Reinvestments	85,044	15,874,319	38,255	9,064,930
Redemptions	(39,854)	(8,263,825)	(79,387)	(19,520,838)

Net increase	122,560	$23,679,626	169,979	$41,889,879

Class E
Sales	17,627	$3,689,282	58,013	$14,543,308
Reinvestments	44,592	8,378,460	29,777	7,088,373
Redemptions	(33,051)	(6,931,793)	(70,970)	(17,666,128)

Net increase	29,168	$5,135,949	16,820	$3,965,553

Increase derived from capital share transactions		$34,814,422		$40,143,772

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$247.66		$249.37		$232.80	$220.60	$189.55	$138.89

Income From Investment Operations
Net investment income (loss)	0.49	(a)	(0.08	)(a)	0.45	0.11	(0.27)	(0.34)
Net realized and unrealized gain (loss) of investments	(28.63)		28.82		37.97	14.79	31.32	51.00

Total from investment operations	(28.14)		28.74		38.42	14.90	31.05	50.66

Less Distributions
Distributions from net investment income	0.00		(0.22)		0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(33.85)		(30.23)		(21.85)	(2.70)	0.00	0.00

Total distributions	(33.85)		(30.45)		(21.85)	(2.70)	0.00	0.00

Net Asset Value, End of Period	$185.67		$247.66		$249.37	$232.80	$220.60	$189.55

Total Return (%)	(11.7	)(b)	11.9		16.7	6.9	16.4	36.5
Ratio of operating expenses to average net assets before expense reductions (%)	0.92	(c)	0.90		0.93	0.94	0.98	0.99
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.90	(c)	0.89		0.92	0.91	0.95	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	0.97	(c)	0.95		0.98	0.94	0.98	0.99
Ratio of net investment income (loss) to average net assets (%)	0.23	(c)	(0.03)		0.18	0.05	(0.13)	(0.21)
Portfolio turnover rate (%)	77	(c)	64		76	101	135	118
Net assets, end of period (000)	$284,738		$365,435		$371,963	$351,279	$368,666	$348,406

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$243.90		$246.37		$230.75	$219.20	$188.59	$138.20

Income From Investment Operations
Net investment income (loss)	(0.02	)(a)	(0.67	)(a)	0.12	(0.25)	0.08	(0.24)
Net realized and unrealized gain (loss) of investments	(27.93)		28.43		37.35	14.50	30.53	50.63

Total from investment operations	(27.95)		27.76		37.47	14.25	30.61	50.39

Less Distributions
Distributions from net realized capital gains	(33.85)		(30.23)		(21.85)	(2.70)	0.00	0.00

Total distributions	(33.85)		(30.23)		(21.85)	(2.70)	0.00	0.00

Net Asset Value, End of Period	$182.10		$243.90		$246.37	$230.75	$219.20	$188.59

Total Return (%)	(11.8	)(b)	11.6		16.4	6.7	16.2	36.5
Ratio of operating expenses to average net assets before expense reductions (%)	1.17	(c)	1.15		1.18	1.19	1.23	1.24
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.15	(c)	1.14		1.17	1.17	1.20	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	1.22	(c)	1.20		1.23	1.19	1.23	1.24
Ratio of net investment loss to average net assets (%)	(0.01	)(c)	(0.27)		(0.02)	(0.16)	(0.07)	(0.46)
Portfolio turnover rate (%)	77	(c)	64		76	101	135	118
Net assets, end of period (000)	$103,058		$108,142		$67,360	$25,364	$6,440	$98

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2008		Year ended December 31,
			2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$245.18		$247.29		$231.34	$219.57	$188.95	$138.65

Income From Investment Operations
Net investment income (loss)	0.17	(a)	(0.45	)(a)	0.14	(0.21)	(0.45)	(0.37)
Net realized and unrealized gain (loss) of investments	(28.17)		28.57		37.66	14.68	31.07	50.67

Total from investment operations	(28.00)		28.12		37.80	14.47	30.62	50.30

Less Distributions
Distributions from net realized capital gains	(33.85)		(30.23)		(21.85)	(2.70)	0.00	0.00

Total distributions	(33.85)		(30.23)		(21.85)	(2.70)	0.00	0.00

Net Asset Value, End of Period	$183.33		$245.18		$247.29	$231.34	$219.57	$188.95

Total Return (%)	(11.8	)(b)	11.7		16.5	6.8	16.2	36.3
Ratio of operating expenses to average net assets before expense reductions (%)	1.07	(c)	1.05		1.08	1.09	1.13	1.14
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.05	(c)	1.04		1.07	1.06	1.10	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	1.12	(c)	1.10		1.13	1.09	1.13	1.14
Ratio of net investment income (loss) to average net assets (%)	0.08	(c)	(0.18)		0.03	(0.10)	(0.26)	(0.37)
Portfolio turnover rate (%)	77	(c)	64		76	101	135	118
Net assets, end of period (000)	$52,779		$63,434		$59,821	$50,554	$47,131	$31,759

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Loomis Sayles Small Cap Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-13

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-14

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

MSF-15

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$10,856,813	$8,987,266	$48,915,580	$31,703,109	$—	$—	$59,772,393	$40,690,375

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$19,099,788	$50,466,523	$75,366,860	$—	$144,933,171

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$173,832,428	$0	$203,541,488

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolio’s average daily net asset levels
$2,055,603	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Loomis, Sayles & Co., L.P. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-16

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2008 to April 30, 2009, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.05% of average daily net assets. Amounts waived for the six months ended June 30, 2008 are shown as management fee waivers in the Statement of Operations.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2008 are footnoted in the Schedule of Investments.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-17

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-18

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the MetLife Aggressive Allocation Portfolio returned -11.5% compared to the -10.9% return of the Wilshire 5000 Stock Index1 and the 0.8% return of the Lehman Brothers Universal Bond Index2. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Aggressive Allocation Portfolio currently consists of a 75% allocation to the Wilshire 5000 Stock Index and a 25% allocation to the Morgan Stanley Capital International EAFE Index3. During the six-month period ended June 30, 2008, the blended benchmark returned -11.0%.

ECONOMIC AND MARKET REVIEW

The first half of 2008 was highlighted by growing concerns about the economy due to the ongoing credit crisis, rising unemployment, falling consumer confidence, a struggling housing sector, and skyrocketing food and energy prices. The Federal Reserve was aggressive early in the year when they cut their target rate several times to bring it down from 4.25% to 2.00% by early May. They held rates steady in subsequent meetings as they tried to balance the danger of the economy falling into a recession against their desire to control growing inflation pressures.

In response to the weakening economy, bond yields fell sharply during the first quarter of 2008. Yields then increased early in the second quarter due to inflation concerns before they fell again in June when investors again focused more on the economy. Overall, the treasury yield curve steepened as yields fell more at the shorter end of the maturity spectrum than at the intermediate to long end, where they were mostly flat. Credit spreads widened significantly during the period due to concerns about the economy and the credit worthiness of borrowers. This negatively impacted all credit sectors. The broad bond market, as measured by the Lehman Aggregate Index4, eked out a 1.1% gain for the first six months of 2008. The Lehman High Yield Index5, even with its higher coupon return, fell 1.3% for the period.

Stock prices fell sharply during the first quarter of 2008 due to worries about the economy brought on by the sub-prime mortgage crisis and high energy costs. During the first two months of the second quarter, U.S. equities recovered a portion of the losses suffered during the first quarter. However, the fears that spooked investors during the year’s early months returned in June, sending stock prices down sharply. Overall, equities declined 11.9% during the six months ending June 30, 2008 as measured by the Standard & Poor’s 500 Index6. Large cap stocks declined more than mid and small cap stocks, while growth style stocks generally fared better than value style stocks. The energy sector was by far the best performing sector with a 8.8% return for the period. The financial sector, roiled by the credit crisis, was the worst performing sector with a -29.7% return during the period.

Foreign stocks, as measured by the MSCI EAFE Index, were also down for the six-month period with a -11.0% return. On a local currency basis, foreign stocks were down even more, but foreign stocks were helped by a declining dollar. As with domestic stocks, growth stocks held up better than value stocks. Japan was the best performing region, while Europe ex UK trailed.

PORTFOLIO REVIEW

The MetLife Aggressive Allocation Portfolio is a “fund of funds” that invests in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. The Portfolio’s initial target allocations were 100% in equity investments and 0% in fixed income investments, although we expect that there may be some cash held by the equity funds. The MetLife Aggressive Allocation Portfolio is considered the most aggressive of the five Asset Allocation Portfolios.

The most significant change in strategy during the period was an increase in the asset class goal for foreign stocks from 20% of total equities to 25% of total equities in response to the increased use of foreign stocks by primarily domestic equity managers, which was a recognition of the investment opportunities available around the world. For this Portfolio, this resulted in a change in the goal for foreign stocks from 20% to 25%. There were also several adjustments to the underlying portfolio targets that were part of the annual review and restructuring.

The Portfolio’s performance relative to its blended benchmark was helped during the first half of 2008 by a higher weighting to small and mid cap domestic stocks, which held up better during the period than the broad Wilshire 5000 Index. However, most of the Portfolio’s underperformance relative to the return of the blended index was due to weak security and sector selection by several of the underlying portfolios.

The underlying portfolios with the most negative impact on the relative performance of the Portfolio during the first half of 2008 were Legg Mason Value Equity, Harris Oakmark International, Julius Baer International Stock, and Davis Venture Value. Legg Mason Value Equity was a major detractor from performance as it underperformed the S&P 500 by over 15% for the six month period ending in June. Legg was especially hurt by overall poor stock selection in financials (Bear Stearns and Freddie Mac) and health care (UnitedHealth Group). It also held an overweight to the market’s worst performing sector (financials) and it had virtually no exposure in the best performing sector (energy). It should be noted that the manager of this portfolio, Bill Miller, is widely known for beating the S&P 500 for fifteen consecutive years through 2005. Harris Oakmark International was negatively impacted by an overweight to financials and an underweight to energy. Julius Baer International Stock was adversely impacted by an underweight to Japan, which although negative for the period, was down less than most of the developed countries, and an underweight to Brazil, which posted a positive return for the period. Davis Venture Value was hurt by its large allocation to financial stocks, even though they had good stock selection within that beleaguered sector.

While few portfolios produced absolute positive returns for the period, several helped relative performance by holding up better in a down market. Among those underlying portfolios that helped relative performance were Dreman Small Cap Value, T. Rowe Price Large Cap Growth, Jennison Growth, and MFS Research International. Dreman Small Cap Value was helped by an overweight in the strong performing energy sector and good overall stock selection, especially in the industrial and technology sectors. The good relative performance of both T. Rowe Price Large Cap Growth and Jennison Growth was primarily a result of actions that they did not take: they both held an underweight position in the dismal financial sector and did not hold some of the worst performing stocks in the financial sector: American International Group Inc., Bank of America Corp., Citigroup Inc., and Wachovia Corp. MFS Research International was added to the Portfolio as part of the restructuring in May and it helped relative performance primarily through good security selection in the industrial sector.

* The views expressed above are those of the advisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Wilshire 5000 Equity Index measures the performance of all equity securities of U.S. headquartered companies with readily available price data.

2 The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index.

3 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

4 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

5 The Lehman Brothers High Yield Index covers the universe of fixed rate, non-investment grade debt.

6 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

MSF-1

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS UNIVERSAL BOND INDEX

Average Annual Returns as of June 30, 2008

	MetLife Aggressive Allocation Portfolio		Wilshire 5000 Stock Index	Lehman Brothers Universal Bond Index
	Class A	Class B
6 Months	-11.5%	-11.7%	-10.9%	0.8%
1 Year	-15.2	-15.5	-12.5	6.2
Since Inception	5.9	5.6	6.3	4.5

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2008

Top Holdings

% of Total Net Assets
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	11.7%
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	7.3%
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	7.2%
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	7.1%
Metropolitan Series Fund, Inc.—Julius Baer International Stock Portfolio, (Class A)	7.1%
Met Investors Series Trust—MFS Research International Portfolio, (Class A)	6.9%
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	6.9%
Metropolitan Series Fund, Inc.—MFS Value Portfolio, (Class A)	5.9%
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	5.6%
Met Investors Series Trust—BlackRock Large Cap Core Portfolio, (Class A)	5.1%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
MetLife Aggressive Allocation—Class A(a)(b)	Actual	0.88%	$1,000.00	$884.80	$4.12
	Hypothetical	0.88%	$1,000.00	$1,020.43	$4.42

MetLife Aggressive Allocation—Class B(a)(b)	Actual	1.13%	$1,000.00	$883.50	$5.29
	Hypothetical	1.13%	$1,000.00	$1,019.17	$5.67

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 4 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MSF-3

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Mutual Funds—100.0% of Total Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Met Investors Series Trust—BlackRock Large Cap Core Portfolio, (Class A)	1,196,571	$11,164,012
Met Investors Series Trust—Clarion Global Real Estate Portfolio, (Class A)	350,947	3,972,724
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	719,905	9,193,181
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	1,041,529	12,248,375
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	869,884	8,846,723
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	1,357,661	9,883,770
Met Investors Series Trust—Met/AIM Small Cap Growth Portfolio, (Class A)	735,520	8,951,281
Met Investors Series Trust—MFS Research International Portfolio, (Class A)	1,297,766	15,131,946
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	1,312,269	15,615,996
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	808,727	25,596,218
Metropolitan Series Fund, Inc.—FI Mid Cap Opportunities Portfolio, (Class A)	483,279	9,457,764
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	1,404,997	15,792,161

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
Metropolitan Series Fund, Inc.—Julius Baer International Stock Portfolio, (Class A)	1,256,579	$15,455,920
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	488,383	15,037,299
Metropolitan Series Fund, Inc.—MFS Value Portfolio, (Class A)	1,057,260	12,962,004
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	454,597	8,923,747
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	368,872	4,474,416
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	1,123,004	15,912,960

Total Mutual Funds (Identified Cost $254,179,488)		218,620,497

Total Investments—100.0% (Identified Cost $254,179,488) (a)		218,620,497
Liabilities in excess of other assets		(96,759)

Total Net Assets—100%		$218,523,738

(a)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $254,179,488 and the unrealized depreciation of investment securities was $(35,558,991).

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$218,620,497	$0
Level 2 - Other Significant Observable Inputs	0	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$218,620,497	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a)		$218,620,497
Receivable for:
Securities sold		140,156
Fund shares sold		261,851

Total Assets		219,022,504
Liabilities
Payable for:
Fund shares redeemed	$402,007
Due to custodian bank	40,943
Accrued expenses:
Management fees	4,807
Service and distribution fees	38,899
Other expenses	12,110

Total Liabilities		498,766

Net Assets		$218,523,738

Net assets consists of:
Capital paid in		$246,234,866
Undistributed net investment income		2,217,594
Accumulated net realized gains		5,630,269
Unrealized depreciation on investments		(35,558,991)

Net Assets		$218,523,738

Computation of offering price:
Class A
Net asset value and redemption price per share ($36,224,037 divided by 3,344,188 shares outstanding)		$10.83

Class B
Net asset value and redemption price per share ($182,299,701 divided by 16,875,494 shares outstanding)		$10.80

(a) Identified cost of investments		$254,179,488

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends from Underlying Portfolios		$2,572,217

Expenses
Management fees	$110,312
Service and distribution fees—Class B	230,392
Directors’ fees and expenses	254
Custodian	13,509
Audit and tax services	9,818
Legal	1,750
Miscellaneous	1,976

Total Expenses	368,011
Expense reimbursements	(27,307)	340,704

Net Investment Income		2,231,513

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(5,548,721)
Capital gains distributions from Underlying Portfolios	11,532,874	5,984,153

Change in unrealized depreciation on:
Investments—net		(36,258,784)

Net loss		(30,274,631)

Net Decrease in Net Assets From Operations		$(28,043,118)

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$2,231,513	$336,881
Net realized gain	5,984,153	6,583,322
Change in unrealized depreciation	(36,258,784)	(5,112,445)

Increase (decrease) in net assets from operations	(28,043,118)	1,807,758

From Distributions to Shareholders
Net investment income
Class A	(267,407)	(77,815)
Class B	(846,075)	(60,916)

	(1,113,482)	(138,731)

Net realized gain
Class A	(978,396)	(49,715)
Class B	(4,964,703)	(175,134)

	(5,943,099)	(224,849)

Total distributions	(7,056,581)	(363,580)

Increase in net assets from capital share transactions	16,643,985	148,801,089

Total increase (decrease) in net assets	(18,455,714)	150,245,267

Net Assets
Beginning of the period	236,979,452	86,734,185

End of the period	$218,523,738	$236,979,452

Undistributed Net Investment Income
End of the period	$2,217,594	$1,099,563

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	757,282	$8,768,217	2,177,073	$28,039,123
Reinvestments	107,768	1,245,803	9,818	127,530
Redemptions	(498,872)	(5,756,729)	(790,860)	(10,188,504)

Net increase	366,178	$4,257,291	1,396,031	$17,978,149

Class B
Sales	2,317,812	$26,654,647	13,383,674	$170,207,545
Reinvestments	503,534	5,810,778	18,214	236,050
Redemptions	(1,744,585)	(20,078,731)	(3,098,906)	(39,620,655)

Net increase	1,076,761	$12,386,694	10,302,982	$130,822,940

Increase derived from capital share transactions		$16,643,985		$148,801,089

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005(a)
Net Asset Value, Beginning of Period	$12.66		$12.29	$11.21	$10.00

Income From Investment Operations
Net investment income	0.26	(b)	0.06 (b)	0.12	0.04
Net realized and unrealized gain (loss) of investments	(1.69)		0.37	1.62	1.24

Total from investment operations	(1.43)		0.43	1.74	1.28

Less Distributions
Distributions from net investment income	(0.09)		(0.04)	(0.13)	(0.04)
Distributions from net realized capital gains	(0.31)		(0.02)	(0.53)	(0.03)

Total distributions	(0.40)		(0.06)	(0.66)	(0.07)

Net Asset Value, End of Period	$10.83		$12.66	$12.29	$11.21

Total Return (%)	(11.5	)(c)	3.5	16.1	12.7	(c)
Ratio of operating expenses to average net assets (%) (e)	0.10	(d)	0.10	0.10	0.10	(d)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (f)	0.12	(d)	0.14	0.17	1.76	(d)
Ratio of net investment income to average net assets (%) (g)	2.25	(d)	0.47	0.83	1.53	(d)
Portfolio turnover rate (%)	51	(d)	25	37	57	(d)
Net assets, end of period (000)	$36,224		$37,715	$19,444	$2,867

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005(a)
Net Asset Value, Beginning of Period	$12.61		$12.24	$11.19	$10.00

Income From Investment Operations
Net investment income	0.23	(b)	0.02 (b)	0.10	0.03
Net realized and unrealized gain (loss) of investments	(1.68)		0.38	1.60	1.23

Total from investment operations	(1.45)		0.40	1.70	1.26

Less Distributions
Distributions from net investment income	(0.05)		(0.01)	(0.12)	(0.04)
Distributions from net realized capital gains	(0.31)		(0.02)	(0.53)	(0.03)

Total distributions	(0.36)		(0.03)	(0.65)	(0.07)

Net Asset Value, End of Period	$10.80		$12.61	$12.24	$11.19

Total Return (%)	(11.7	)(c)	3.3	15.7	12.6	(c)
Ratio of operating expenses to average net assets (%) (e)	0.35	(d)	0.35	0.35	0.35	(d)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (f)	0.37	(d)	0.39	0.42	2.01	(d)
Ratio of net investment income to average net assets (%) (g)	1.98	(d)	0.16	0.31	1.29	(d)
Portfolio turnover rate (%)	51	(d)	25	37	57	(d)
Net assets, end of period (000)	$182,300		$199,265	$67,290	$7,384

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(f)	See Note 4 of the Notes to Financial Statements.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Aggressive Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Underlying Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Federal Income Taxes:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Asset Allocation Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$363,580	$678,179	$—	$874,602	$—	$—	$363,580	$1,552,781

MSF-9

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$2,154,583	$4,851,731	$382,259	$—	$7,388,573

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of Underlying Portfolios by the Asset Allocation Portfolio were $80,164,763 and $56,765,424, respectively.

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolio’s average daily net asset levels
$110,312	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Asset Allocation Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2008 to April 30, 2009, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including

MSF-10

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2008 to April 30, 2009 are 0.10% and 0.35% for Class A and B, respectively.

As of June 30, 2008, the amount of expenses deferred in 2005 subject to repayment until December 31, 2010 was $38,508 for the Asset Allocation Portfolio. The amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $33,960. The amount of expenses deferred in 2007 subject to repayment until December 31, 2012 was $59,166. The amount of expenses deferred in 2008 subject to repayment until December 31, 2013 was $27,307.

5.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

6.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. As of June 30, 2008, the Asset Allocation Portfolio had no ownership of at least 5% of the outstanding voting securities of any Underlying Portfolio.

MSF-11

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-12

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the MetLife Conservative Allocation Portfolio returned -2.7% compared to the -10.9% return of the Wilshire 5000 Stock Index1 and the 0.8% return of the Lehman Brothers Universal Bond Index2. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Conservative Allocation Portfolio currently consists of a 16% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index3, a 64% allocation to the Lehman Brothers Universal Bond Index, a 15% allocation to the Wilshire 5000 Stock Index, and a 5% allocation to the Morgan Stanley Capital International EAFE Index4. During the six-month period ended June 30, 2008, the blended benchmark returned -1.3%.

ECONOMIC AND MARKET REVIEW

The first half of 2008 was highlighted by growing concerns about the economy due to the ongoing credit crisis, rising unemployment, falling consumer confidence, a struggling housing sector, and skyrocketing food and energy prices. The Federal Reserve was aggressive early in the year when they cut their target rate several times to bring it down from 4.25% to 2.00% by early May. They held rates steady in subsequent meetings as they tried to balance the danger of the economy falling into a recession against their desire to control growing inflation pressures.

In response to the weakening economy, bond yields fell sharply during the first quarter of 2008. Yields then increased early in the second quarter due to inflation concerns before they fell again in June when investors again focused more on the economy. Overall, the treasury yield curve steepened as yields fell more at the shorter end of the maturity spectrum than at the intermediate to long end, where they were mostly flat. Credit spreads widened significantly during the period due to concerns about the economy and the credit worthiness of borrowers. This negatively impacted all credit sectors. The broad bond market, as measured by the Lehman Aggregate Index5, eked out a 1.1% gain for the first six months of 2008. The Lehman High Yield Index6, even with its higher coupon return, fell 1.3% for the period.

Stock prices fell sharply during the first quarter of 2008 due to worries about the economy brought on by the sub-prime mortgage crisis and high energy costs. During the first two months of the second quarter, U.S. equities recovered a portion of the losses suffered during the first quarter. However, the fears that spooked investors during the year’s early months returned in June, sending stock prices down sharply. Overall, equities declined 11.9% during the six months ending June 30, 2008 as measured by the Standard & Poor’s 500 Index7. Large cap stocks declined more than mid and small cap stocks, while growth style stocks generally fared better than value style stocks. The energy sector was by far the best performing sector with a 8.8% return for the period. The financial sector, roiled by the credit crisis, was the worst performing sector with a -29.7% return during the period.

Foreign stocks, as measured by the MSCI EAFE Index, were also down for the six-month period with a -11.0% return. On a local currency basis, foreign stocks were down even more, but foreign stocks were helped by a declining dollar. As with domestic stocks, growth stocks held up better than value stocks. Japan was the best performing region, while Europe ex UK trailed.

PORTFOLIO REVIEW

The MetLife Conservative Allocation Portfolio is a “fund of funds” that invests in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. The Portfolio’s initial target allocations were 20% in equity investments and 80% in fixed income investments. The MetLife Conservative Allocation Portfolio is considered the most conservative of the five Asset Allocation Portfolios as measured by its potential risk.

The most significant change in strategy during the period was an increase in the asset class goal for foreign stocks from 20% of total equities to 25% of total equities in response to the increased use of foreign stocks by primarily domestic equity managers, which was a recognition of the investment opportunities available around the world. For this Portfolio, this resulted in a change in the goal for foreign stocks from 4% to 5%. There were also several adjustments to the underlying portfolio targets that were part of the annual review and restructuring.

The Portfolio’s performance relative to its blended benchmark was helped during the first half of 2008 by a higher weighting to small and mid cap domestic stocks, which held up better during the period than the broad Wilshire 5000 Index. However, most of the Portfolio’s underperformance relative to the return of the blended index was due to weak security and sector selection by several of the underlying portfolios.

The underlying portfolios with the most negative impact on the relative performance of the Portfolio during the first half of 2008 were PIMCO Total Return, Western Asset Management Strategic Bond Opportunities, BlackRock Bond Income, and Legg Mason Value Equity. The inclusion of the three fixed income portfolios was more a function of their larger weighting in the Portfolio than their poor return. Most of the underperformance for PIMCO Total Return came in the second quarter when their emphasis on shorter maturities hurt them when the short end of the yield curve rose more than the longer end. Both the Western and BlackRock portfolios were hurt by exposure to credit sectors (both corporate and mortgage) that were adversely impacted by the credit crunch and uncertainty in the fixed income markets. Legg Mason Value Equity was a major detractor from performance as it underperformed the S&P 500 by over 15% for the six month period ending in June. Legg was especially hurt by overall poor stock selection in financials (Bear Stearns and Freddie Mac) and health care (UnitedHealth Group). It also held an overweight to the market’s worst performing sector (financials) and it had virtually no exposure in the best performing sector (energy). It should be noted that the manager of this portfolio, Bill Miller, is widely known for beating the S&P 500 for fifteen consecutive years through 2005.

While few portfolios produced absolute positive returns for the period, several helped relative performance by holding up better in a down market. Among those underlying portfolios that helped relative performance were PIMCO Inflation Protected Bond, Dreman Small Cap Value, and T. Rowe Price Large Cap Growth. PIMCO Inflation Protected Bond was helped by increased inflation concerns. Dreman Small Cap Value was helped by an overweight in the strong performing energy sector and good overall stock selection, especially in the industrial and technology sectors. T. Rowe Price Large Cap Growth’s good relative performance was a result of action that it did not take: they held an underweight position in the dismal financial sector and did not hold some of the worst performing stocks in that sector: American International Group Inc., Bank of America Corp., Citigroup Inc., and Wachovia Corp.

* The views expressed above are those of the advisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Wilshire 5000 Equity Index measures the performance of all equity securities of U.S. headquartered companies with readily available price data.

2 The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index.

3 The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

5 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

6 The Lehman Brothers High Yield Index covers the universe of fixed rate, non-investment grade debt.

7 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

MSF-1

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE

WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS UNIVERSAL BOND INDEX

Average Annual Returns as of June 30, 2008

	MetLife Conservative Allocation Portfolio		Wilshire 5000	Lehman Brothers
	Class A	Class B	Stock Index	Universal Bond Index
6 Months	-2.7%	-2.8%	-10.9%	0.8%
1 Year	0.8	0.7	-12.5	6.2
Since Inception	4.5	4.2	6.3	4.5

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2008

Top Holdings

% of Total Net Assets
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	24.1%
Metropolitan Series Fund, Inc.—BlackRock Bond Income Portfolio, (Class A)	20.3%
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	18.1%
Met Investors Series Trust—PIMCO Inflation Protected Bond Portfolio, (Class A)	6.2%
Metropolitan Series Fund, Inc.—Western Asset Mgt. U.S. Government Portfolio, (Class A)	6.1%
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	3.0%
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	2.8%
Met Investors Series Trust—BlackRock High Yield Portfolio, (Class A)	2.0%
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	2.0%
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	1.9%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
MetLife Conservative Allocation—Class A(a)(b)	Actual	0.67%	$1,000.00	$973.00	$3.29
	Hypothetical	0.67%	$1,000.00	$1,021.49	$3.37

MetLife Conservative Allocation—Class B(a)(b)	Actual	0.92%	$1,000.00	$972.30	$4.51
	Hypothetical	0.92%	$1,000.00	$1,020.23	$4.62

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 4 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MSF-3

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Mutual Funds—100.1% of Total Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.1%
Met Investors Series Trust—BlackRock High Yield Portfolio, (Class A)	683,132	$5,219,127
Met Investors Series Trust—BlackRock Large Cap Core Portfolio, (Class A)	268,065	2,501,043
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	200,481	2,560,142
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	196,188	2,307,167
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	242,085	2,462,006
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	302,820	2,204,532
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	655,896	7,765,813
Met Investors Series Trust—Met/AIM Small Cap Growth Portfolio, (Class A)	205,723	2,503,653
Met Investors Series Trust—MFS Research International Portfolio, (Class A)	414,940	4,838,199
Met Investors Series Trust—PIMCO Inflation Protected Bond Portfolio, (Class A)	1,444,973	15,966,953
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	5,363,835	61,630,460
Metropolitan Series Fund, Inc.—BlackRock Bond Income Portfolio, (Class A)	490,182	51,895,576
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	418,584	4,981,144
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	226,295	7,162,245
Metropolitan Series Fund, Inc.—FI Mid Cap Opportunities Portfolio, (Class A)	135,082	2,643,556

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	225,309	$2,532,470
Metropolitan Series Fund, Inc.—Julius Baer International Stock Portfolio, (Class A)	200,713	2,468,772
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	78,492	2,416,779
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	127,214	2,497,203
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	206,273	2,502,093
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	357,994	5,072,772
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	3,911,978	46,239,579
Metropolitan Series Fund, Inc.—Western Asset Mgt. U.S. Government Portfolio, (Class A)	1,311,609	15,634,383

Total Mutual Funds (Identified Cost $270,308,543)		256,005,667

Total Investments—100.1% (Identified Cost $270,308,543) (a)		256,005,667
Liabilities in excess of other assets		(135,387)

Total Net Assets—100%		$255,870,280

(a)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $270,308,543 and the composition of unrealized appreciation and depreciation of investment securities was $538,353 and $(14,841,229), respectively.

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$256,005,667	$0
Level 2 - Other Significant Observable Inputs	0	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$256,005,667	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a)		$256,005,667
Receivable for:
Securities sold		415,707
Fund shares sold		457,944
Due from investment adviser		19,760

Total Assets		256,899,078
Liabilities
Payable for:
Fund shares redeemed	$873,651
Due to custodian bank	47,479
Accrued expenses:
Management fees	47,685
Service and distribution fees	46,001
Other expenses	13,982

Total Liabilities		1,028,798

Net Assets		$255,870,280

Net assets consists of:
Capital paid in		$258,298,559
Undistributed net investment income		8,407,185
Accumulated net realized gains		3,467,412
Unrealized depreciation on investments		(14,302,876)

Net Assets		$255,870,280

Computation of offering price:
Class A
Net asset value and redemption price per share ($30,091,771 divided by 2,819,369 shares outstanding)		$10.67

Class B
Net asset value and redemption price per share ($225,778,509 divided by 21,247,162 shares outstanding)		$10.63

(a) Identified cost of investments		$270,308,543

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends from Underlying Portfolios		$8,807,572

Expenses
Management fees	$116,262
Service and distribution fees—Class B	252,495
Directors’ fees and expenses	254
Custodian	13,509
Audit and tax services	9,823
Legal	1,860
Miscellaneous	2,479

Total Expenses	396,682
Expense reimbursements	(27,925)	368,757

Net Investment Income		8,438,815

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(445,142)
Capital gains distributions from Underlying Portfolios	4,416,269	3,971,127

Change in unrealized depreciation on:
Investments—net		(19,042,300)

Net loss		(15,071,173)

Net Decrease in Net Assets From Operations		$(6,632,358)

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$8,438,815	$2,113,610
Net realized gain	3,971,127	1,786,038
Change in unrealized appreciation (depreciation)	(19,042,300)	2,731,609

Increase (decrease) in net assets from operations	(6,632,358)	6,631,257

From Distributions to Shareholders
Net investment income
Class A	(356,833)	0
Class B	(1,900,226)	0

	(2,257,059)	0

Net realized gain
Class A	(256,114)	(9,649)
Class B	(1,743,507)	(49,328)

	(1,999,621)	(58,977)

Total distributions	(4,256,680)	(58,977)

Increase in net assets from capital share transactions	94,655,742	98,254,027

Total increase in net assets	83,766,704	104,826,307

Net Assets
Beginning of the period	172,103,576	67,277,269

End of the period	$255,870,280	$172,103,576

Undistributed Net Investment Income
End of the period	$8,407,185	$2,225,429

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	1,149,305	$12,730,017	2,039,673	$22,155,271
Reinvestments	56,131	612,947	886	9,649
Redemptions	(661,468)	(7,258,781)	(808,139)	(8,800,183)

Net increase	543,968	$6,084,183	1,232,420	$13,364,737

Class B
Sales	10,399,940	$114,219,067	13,942,100	$150,674,842
Reinvestments	335,210	3,643,733	4,551	49,328
Redemptions	(2,674,175)	(29,291,241)	(6,096,389)	(65,834,880)

Net increase	8,060,975	$88,571,559	7,850,262	$84,889,290

Increase derived from capital share transactions		$94,655,742		$98,254,027

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005(a)
Net Asset Value, Beginning of Period	$11.18		$10.58	$10.37	$10.00

Income From Investment Operations
Net investment income	0.80	(b)	0.22 (b)	0.36	0.03
Net realized and unrealized gain (loss) of investments	(1.10)		0.39	0.36	0.38

Total from investment operations	(0.30)		0.61	0.72	0.41

Less Distributions
Distributions from net investment income	(0.12)		0.00	(0.37)	(0.03)
Distributions from net realized capital gains	(0.09)		(0.01)	(0.14)	(0.01)

Total distributions	(0.21)		(0.01)	(0.51)	(0.04)

Net Asset Value, End of Period	$10.67		$11.18	$10.58	$10.37

Total Return (%)	(2.7	)(c)	5.7	7.3	4.1	(c)
Ratio of operating expenses to average net assets (%) (d)	0.10	(e)	0.10	0.10	0.10	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (f)	0.12	(e)	0.15	0.19	1.05	(e)
Ratio of net investment income to average net assets (%) (g)	7.32	(e)	2.05	2.75	0.96	(e)
Portfolio turnover rate (%)	22	(e)	40	24	32	(e)
Net assets, end of period (000)	$30,092		$25,447	$11,030	$2,785

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005(a)
Net Asset Value, Beginning of Period	$11.12		$10.54	$10.36	$10.00

Income From Investment Operations
Net investment income	0.79	(b)	0.19 (b)	0.34	0.03
Net realized and unrealized gain (loss) of investments	(1.09)		0.40	0.34	0.37

Total from investment operations	(0.30)		0.59	0.68	0.40

Less Distributions
Distributions from net investment income	(0.10)		0.00	(0.36)	(0.03)
Distributions from net realized capital gains	(0.09)		(0.01)	(0.14)	(0.01)

Total distributions	(0.19)		(0.01)	(0.50)	(0.04)

Net Asset Value, End of Period	$10.63		$11.12	$10.54	$10.36

Total Return (%)	(2.8	)(c)	5.6	6.9	4.0	(c)
Ratio of operating expenses to average net assets (%) (d)	0.35	(e)	0.35	0.35	0.35	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (f)	0.37	(e)	0.40	0.44	1.30	(e)
Ratio of net investment income to average net assets (%) (g)	7.25	(e)	1.77	1.89	1.00	(e)
Portfolio turnover rate (%)	22	(e)	40	24	32	(e)
Net assets, end of period (000)	$225,779		$146,651	$56,247	$12,638

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	See Note 4 of the Notes to Financial Statements.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Conservative Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Underlying Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purpose.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Asset Allocation Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$58,977	$1,081,219	$—	$141,406	$—	$—	$58,977	$1,222,625

MSF-10

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$2,727,933	$1,454,953	$4,277,873	$—	$8,460,759

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of Underlying Portfolios by the Asset Allocation Portfolio were $129,321,610 and $25,981,890, respectively.

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolio’s average daily net asset levels
$116,262	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Asset Allocation Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2008 to April 30, 2009, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including

MSF-11

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2008 to April 30, 2009 are 0.10% and 0.35% for Class A and B, respectively.

As of June 30, 2008, the amount of expenses deferred in 2005 subject to repayment until December 31, 2010 was $39,997. The amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $32,823. The amount of expenses deferred in 2007 subject to repayment until December 31, 2012 was $52,647. The amount of expenses deferred in 2008 subject to repayment until December 31, 2013 was $27,925.

5.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

6.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. As of June 30, 2008, the Asset Allocation Portfolio had no ownership of at least 5% of the outstanding voting securities of any Underlying Portfolio.

MSF-12

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-13

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the MetLife Conservative to Moderate Allocation Portfolio returned -5.3% compared to the -10.9% return of the Wilshire 5000 Stock Index1 and the 0.8% return of the Lehman Brothers Universal Bond Index2. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Conservative to Moderate Allocation Portfolio currently consists of a 12% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index3, a 48% allocation to the Lehman Brothers Universal Bond Index, a 30% allocation to the Wilshire 5000 Stock Index, and a 10% allocation to the Morgan Stanley Capital International EAFE Index4. During the six-month period ended June 30, 2008, the blended benchmark returned -3.7%.

ECONOMIC AND MARKET REVIEW

The first half of 2008 was highlighted by growing concerns about the economy due to the ongoing credit crisis, rising unemployment, falling consumer confidence, a struggling housing sector, and skyrocketing food and energy prices. The Federal Reserve was aggressive early in the year when they cut their target rate several times to bring it down from 4.25% to 2.00% by early May. They held rates steady in subsequent meetings as they tried to balance the danger of the economy falling into a recession against their desire to control growing inflation pressures.

In response to the weakening economy, bond yields fell sharply during the first quarter of 2008. Yields then increased early in the second quarter due to inflation concerns before they fell again in June when investors again focused more on the economy. Overall, the treasury yield curve steepened as yields fell more at the shorter end of the maturity spectrum than at the intermediate to long end, where they were mostly flat. Credit spreads widened significantly during the period due to concerns about the economy and the credit worthiness of borrowers. This negatively impacted all credit sectors. The broad bond market, as measured by the Lehman Aggregate Index5, eked out a 1.1% gain for the first six months of 2008. The Lehman High Yield Index6 even with its higher coupon return, fell 1.3% for the period.

Stock prices fell sharply during the first quarter of 2008 due to worries about the economy brought on by the sub-prime mortgage crisis and high energy costs. During the first two months of the second quarter, U.S. equities recovered a portion of the losses suffered during the first quarter. However, the fears that spooked investors during the year’s early months returned in June, sending stock prices down sharply. Overall, equities declined 11.9% during the six months ending June 30, 2008 as measured by the Standard & Poor’s 500 Index7. Large cap stocks declined more than mid and small cap stocks, while growth style stocks generally fared better than value style stocks. The energy sector was by far the best performing sector with a 8.8% return for the period. The financial sector, roiled by the credit crisis, was the worst performing sector with a -29.7% return during the period.

Foreign stocks, as measured by the MSCI EAFE Index, were also down for the six-month period with a -11.0% return. On a local currency basis, foreign stocks were down even more, but foreign stocks were helped by a declining dollar. As with domestic stocks, growth stocks held up better than value stocks. Japan was the best performing region, while Europe ex UK trailed.

PORTFOLIO REVIEW

The MetLife Conservative to Moderate Allocation Portfolio is a “fund of funds” that invests in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. The Portfolio’s initial target allocations were 40% in equity investments and 60% in fixed income investments. The MetLife Conservative to Moderate Allocation Portfolio is considered the second most conservative of the five Asset Allocation Portfolios by potential risk.

The most significant change in strategy during the period was an increase in the asset class goal for foreign stocks from 20% of total equities to 25% of total equities in response to the increased use of foreign stocks by primarily domestic equity managers, which was a recognition of the investment opportunities available around the world. For this Portfolio, this resulted in a change in the goal for foreign stocks from 8% to 10%. There were also several adjustments to the underlying portfolio targets that were part of the annual review and restructuring.

The Portfolio’s performance relative to its blended benchmark was helped during the first half of 2008 by a higher weighting to small and mid cap domestic stocks, which held up better during the period than the broad Wilshire 5000 Index. However, most of the Portfolio’s underperformance relative to the return of the blended index was due to weak security and sector selection by several of the underlying portfolios.

The underlying portfolios with the most negative impact on the relative performance of the Portfolio during the first half of 2008 were PIMCO Total Return, Western Asset Management Strategic Bond Opportunities, BlackRock Bond Income, Legg Mason Value Equity, and Harris Oakmark International. The inclusion of the three fixed income portfolios was more a function of their larger weighting in the Portfolio than their poor return. Most of the underperformance for PIMCO Total Return came in the second quarter when their emphasis on shorter maturities hurt performance when the short end of the yield curve rose more than the longer end. Both the Western and BlackRock portfolios were hurt by exposure to credit sectors (both corporate and mortgage) that were adversely impacted by the credit crunch and uncertainty in the fixed income markets. Legg Mason Value Equity was a major detractor from performance as it underperformed the S&P 500 by over 15% for the six month period ending in June. Legg was especially hurt by overall poor stock selection in financials (Bear Stearns and Freddie Mac) and health care (UnitedHealth Group). It also held an overweight to the market’s worst performing sector (financials) and it had virtually no exposure in the best performing sector (energy). It should be noted that the manager of this portfolio, Bill Miller, is widely known for beating the S&P 500 for fifteen consecutive years through 2005. Harris Oakmark International was negatively impacted by an overweight to financials and an underweight to energy.

While few portfolios produced absolute positive returns for the period, several helped relative performance by holding up better in a down market. Among those underlying portfolios that helped relative performance were PIMCO Inflation Protected Bond, Dreman Small Cap Value, T. Rowe Price Large Cap Growth, and Jennison Growth. PIMCO Inflation Protected Bond was helped by increased inflation concerns. Dreman Small Cap Value was helped by an overweight in the strong performing energy sector and good overall stock selection, especially in the industrial and technology sectors. The good relative performance of both T. Rowe Price Large Cap Growth and Jennison Growth was primarily a result of actions that they did not take: they both held an underweight position in the dismal financial sector and did not hold some of the worst performing stocks in the financial sector: American International Group Inc., Bank of America Corp., Citigroup Inc., and Wachovia Corp.

* The views expressed above are those of the advisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Wilshire 5000 Equity Index measures the performance of all equity securities of U.S. headquartered companies with readily available price data.

2 The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index.

3 The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

5 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

6 The Lehman Brothers High Yield Index covers the universe of fixed rate, non-investment grade debt.

7 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

MSF-1

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE
WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS UNIVERSAL BOND INDEX

Average Annual Returns as of June 30, 2008

	MetLife Conservative to Moderate Allocation Portfolio		Wilshire 5000 Stock Index	Lehman Brothers Universal Bond Index
	Class A	Class B
6 Months	-5.3%	-5.4%	-10.9%	0.8%
1 Year	-3.8	-4.1	-12.5	6.2
Since Inception	4.9	4.6	6.3	4.5

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2008

Top Holdings

% of Total Net Assets
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	22.4%
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	15.3%
Metropolitan Series Fund, Inc.—BlackRock Bond Income Portfolio, (Class A)	11.3%
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	4.7%
Metropolitan Series Fund, Inc.—Western Asset Mgt. U.S. Government Portfolio, (Class A)	4.1%
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	3.9%
Met Investors Series Trust—PIMCO Inflation Protected Bond Portfolio, (Class A)	3.2%
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	3.0%
Metropolitan Series Fund, Inc.—Julius Baer International Stock Portfolio, (Class A)	2.9%
Met Investors Series Trust—MFS Research International Portfolio, (Class A)	2.9%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
MetLife Conservative to Moderate Allocation—Class A(a)(b)	Actual	0.72%	$1,000.00	$947.20	$3.49
	Hypothetical	0.72%	$1,000.00	$1,021.24	$3.62

MetLife Conservative to Moderate Allocation—Class B(a)(b)	Actual	0.97%	$1,000.00	$946.20	$4.69
	Hypothetical	0.97%	$1,000.00	$1,019.98	$4.87

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 4 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MSF-3

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Mutual Funds—100.1% of Total Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.1%
Met Investors Series Trust—BlackRock High Yield Portfolio, (Class A)	2,215,677	$16,927,771
Met Investors Series Trust—BlackRock Large Cap Core Portfolio, (Class A)	1,735,776	16,194,787
Met Investors Series Trust—Clarion Global Real Estate Portfolio, (Class A)	636,999	7,210,824
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	1,300,015	16,601,187
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	1,883,701	22,152,318
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	792,951	8,064,314
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	1,973,746	14,368,872
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	1,418,219	16,791,708
Met Investors Series Trust—Met/AIM Small Cap Growth Portfolio, (Class A)	1,333,910	16,233,689
Met Investors Series Trust—MFS Research International Portfolio, (Class A)	2,017,939	23,529,171
Met Investors Series Trust—PIMCO Inflation Protected Bond Portfolio, (Class A)	2,343,773	25,898,693
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	15,934,139	183,083,257
Metropolitan Series Fund, Inc.—BlackRock Bond Income Portfolio, (Class A)	875,173	92,654,570
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	2,714,351	32,300,780
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	1,222,701	38,698,494
Metropolitan Series Fund, Inc.—FI Mid Cap Opportunities Portfolio, (Class A)	437,142	8,554,861

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	1,461,128	16,423,083
Metropolitan Series Fund, Inc.—Julius Baer International Stock Portfolio, (Class A)	1,952,300	24,013,285
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	760,370	23,411,806
Metropolitan Series Fund, Inc.—MFS Value Portfolio, (Class A)	639,441	7,839,547
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	824,910	16,192,975
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	668,744	8,111,862
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	1,741,053	24,670,715
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	10,573,662	124,980,684
Metropolitan Series Fund, Inc.—Western Asset Mgt. U.S. Government Portfolio, (Class A)	2,836,354	$33,809,336

Total Mutual Funds (Identified Cost $885,075,517)		818,718,589

Total Investments—100.1% (Identified Cost $885,075,517) (a)		818,718,589
Liabilities in excess of other assets		(443,026)

Total Net Assets—100%		$818,275,563

(a)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $885,075,517 and the composition of unrealized appreciation and depreciation of investment securities was $1,289,476 and $(67,646,404), respectively.

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$818,718,589	$0
Level 2 - Other Significant Observable Inputs	0	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$818,718,589	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a)		$818,718,589
Receivable for:
Securities sold		104,199
Fund shares sold		700,677

Total Assets		819,523,465
Liabilities
Payable for:
Fund shares redeemed	$804,876
Due to custodian bank	161,026
Accrued expenses:
Management fees	103,079
Service and distribution fees	155,810
Other expenses	23,111

Total Liabilities		1,247,902

Net Assets		$818,275,563

Net assets consists of:
Capital paid in		$846,901,263
Undistributed net investment income		22,082,660
Accumulated net realized gains		15,648,568
Unrealized depreciation on investments		(66,356,928)

Net Assets		$818,275,563

Computation of offering price:
Class A
Net asset value and redemption price per share ($67,239,787 divided by 6,260,700 shares outstanding)		$10.74

Class B
Net asset value and redemption price per share ($751,035,776 divided by 70,300,708 shares outstanding)		$10.68

(a) Identified cost of investments		$885,075,517

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends from Underlying Portfolios		$23,405,055

Expenses
Management fees	$350,895
Service and distribution fees—Class B	880,571
Directors’ fees and expenses	254
Custodian	13,509
Audit and tax services	9,823
Legal	5,918
Miscellaneous	2,375

Total Expenses		1,263,345

Net Investment Income		22,141,710

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(5,082,022)
Capital gains distributions from Underlying Portfolios	21,464,024	16,382,002

Change in unrealized depreciation on:
Investments—net		(80,959,385)

Net loss		(64,577,383)

Net Decrease in Net Assets From Operations		$(42,435,673)

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$22,141,710	$7,229,686
Net realized gain	16,382,002	9,349,580
Change in unrealized appreciation (depreciation)	(80,959,385)	2,755,959

Increase (decrease) in net assets from operations	(42,435,673)	19,335,225

From Distributions to Shareholders
Net investment income
Class A	(848,467)	0
Class B	(7,444,740)	0

	(8,293,207)	0

Net realized gain
Class A	(729,800)	(80,079)
Class B	(7,962,635)	(623,334)

	(8,692,435)	(703,413)

Total distributions	(16,985,642)	(703,413)

Increase in net assets from capital share transactions	161,226,730	406,953,460

Total increase in net assets	101,805,415	425,585,272

Net Assets
Beginning of the period	716,470,148	290,884,876

End of the period	$818,275,563	$716,470,148

Undistributed Net Investment Income
End of the period	$22,082,660	$8,234,157

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	1,400,210	$15,714,509	3,514,656	$40,139,033
Reinvestments	141,803	1,578,267	6,982	80,079
Redemptions	(714,142)	(8,001,613)	(1,330,474)	(15,161,664)

Net increase	827,871	$9,291,163	2,191,164	$25,057,448

Class B
Sales	15,941,727	$177,566,619	41,920,624	$476,801,515
Reinvestments	1,390,557	15,407,375	54,583	623,334
Redemptions	(3,692,396)	(41,038,427)	(8,448,865)	(95,528,837)

Net increase	13,639,888	$151,935,567	33,526,342	$381,896,012

Increase derived from capital share transactions		$161,226,730		$406,953,460

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005(a)
Net Asset Value, Beginning of Period	$11.61		$11.07	$10.60	$10.00

Income From Investment Operations
Net investment income	0.67	(b)	0.21 (b)	0.31	0.04
Net realized and unrealized gain (loss) of investments	(1.28)		0.35	0.70	0.60

Total from investment operations	(0.61)		0.56	1.01	0.64

Less Distributions
Distributions from net investment income	(0.14)		0.00	(0.32)	(0.04)
Distributions from net realized capital gains	(0.12)		(0.02)	(0.22)	0.00

Total distributions	(0.26)		(0.02)	(0.54)	(0.04)

Net Asset Value, End of Period	$10.74		$11.61	$11.07	$10.60

Total Return (%)	(5.3	)(c)	5.1	9.8	6.4	(c)
Ratio of operating expenses to average net assets (%) (d)	0.10	(e)	0.10	0.10	0.10	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (f)	0.10	(e)	0.11	0.12	0.41	(e)
Ratio of net investment income to average net assets (%) (g)	5.97	(e)	1.86	2.45	1.28	(e)
Portfolio turnover rate (%)	19	(e)	19	18	3	(e)
Net assets, end of period (000)	$67,240		$63,055	$35,874	$10,457

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005(a)
Net Asset Value, Beginning of Period	$11.53		$11.02	$10.58	$10.00

Income From Investment Operations
Net investment income	0.64	(b)	0.17 (b)	0.29	0.03
Net realized and unrealized gain (loss) of investments	(1.25)		0.36	0.68	0.59

Total from investment operations	(0.61)		0.53	0.97	0.62

Less Distributions
Distributions from net investment income	(0.12)		0.00	(0.31)	(0.04)
Distributions from net realized capital gains	(0.12)		(0.02)	(0.22)	0.00

Total distributions	(0.24)		(0.02)	(0.53)	(0.04)

Net Asset Value, End of Period	$10.68		$11.53	$11.02	$10.58

Total Return (%)	(5.4	)(c)	4.8	9.4	6.2	(c)
Ratio of operating expenses to average net assets (%) (d)	0.35	(e)	0.35	0.35	0.35	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (f)	0.35	(e)	0.36	0.37	0.66	(e)
Ratio of net investment income to average net assets (%) (g)	5.73	(e)	1.48	1.64	1.27	(e)
Portfolio turnover rate (%)	19	(e)	19	18	3	(e)
Net assets, end of period (000)	$751,036		$653,415	$255,011	$48,388

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	See Note 4 of the Notes to Financial Statements.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Conservative to Moderate Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Underlying Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Federal Income Taxes:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Asset Allocation Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$527,560	$3,598,532	$175,853	$1,706,838	$—	$—	$703,413	$5,305,370

MSF-10

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$10,007,422	$6,802,340	$13,985,853	$—	$30,795,615

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolios record dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of Underlying Portfolios by the Asset Allocation Portfolio were $260,867,752 and $72,808,022, respectively.

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolio’s average daily net asset levels
$350,895	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Asset Allocation Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2008 to April 30, 2009, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on

MSF-11

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2008 to April 30, 2009 are 0.10% and 0.35% for Class A and B, respectively.

As of June 30, 2008, the amount of expenses deferred in 2005 subject to repayment until December 31, 2010 was $47,344 for the Asset Allocation Portfolio. The amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $35,780. The amount of expenses deferred in 2007 subject to repayment until December 31, 2012 was $53,497.

5.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

6.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the six months ended June 30, 2008 in which the Asset Allocation Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the period are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/30/2007	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 6/30/2008
MIST—Dreman Small Cap Value	1,028,616	320,478	49,079	1,300,015
MSF—BlackRock Bond Income	708,054	192,403	25,284	875,173
MSF—Western Asset Mgmt. Strategic Bond Opportunities	8,383,014	2,421,710	231,062	10,573,662

Underlying Portfolio (Class A)	Realized Gain/ (Loss) during Period	Capital Gains Distributions during Period	Dividend Income During Period	Ending Value as of 6/30/2008
MIST—Dreman Small Cap Value	$7,919	$448,830	$119,483	$16,601,187
MSF—BlackRock Bond Income	43,361	0	4,380,560	92,654,570
MSF—Western Asset Mgmt. Strategic Bond Opportunities	10,005	673,055	4,561,814	124,980,684

MSF-12

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-13

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the MetLife Mid Cap Stock Index Portfolio returned -4.0%, compared to its benchmark, the Standard & Poor’s MidCap 400 Index1, which returned -3.9%.

PORTFOLIO REVIEW

During the first quarter, the S&P 400 Index declined over 8%. This decline was primarily due to continued weakness in the economy, deteriorating financial market conditions, and further credit tightening. These factors contributed to the liquidity crisis that ultimately led to the collapse of Bear Stearns, formerly the 5th largest U.S. investment bank. On March 17th, JPMorgan Chase, with special financing provided by the Fed, entered into an agreement to acquire Bear Stearns. Following other initiatives by the Fed, including an expansion of its securities lending program via a Term Securities Lending Facility, the S&P 400 rebounded almost 8% in April.

On April 30th, the Federal Open Market Committee decided to lower the Federal Funds rate for the fourth time this year to 2.00% (225 basis points lower than year-end) due to an outlook that economic activity had weakened further. In June, the S&P 400 declined over 7% due to concerns that the Fed may begin to raise interest rates due to higher inflation, primarily caused by increases in the prices of energy and other commodities. Other contributors to the market decline included continued weakness in the housing market, slowing growth in consumer spending, and softening labor markets.

The price of oil rose from approximately $96 to $140 per barrel during the first half, up approximately 46% from year-end. Increasing global demand, weaknesses in refinery utilization, and global geopolitical unrest contributed to supply concerns, increasing oil prices over the period. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, and unemployment rates.

Two of ten sectors comprising the S&P MidCap Index experienced positive returns for the first six months of 2008. Energy (9.9% beginning-of-year weight), up 39.8%, was the best-performing sector and had the largest positive impact to the benchmark’s six-month return. The only other sector with a positive return was Materials (7.1% beginning weight), up 9.3%. Telecomm Services (0.7% beginning-of-year weight) was the worst-performing sector, down 22.9%. The next worst-performing sector was Consumer Discretionary (12.5% beginning weight), down 14.7%. Financials (15.4% beginning weight), down 13.3%, had the largest negative impact to the benchmark’s six-month return. Consumer Staples (3.2% beginning weight) was down 12.5%.

The stocks with the largest positive impact on the benchmark return for the year were Cleveland Cliffs, up 137.1%; Arch Coal, up 67.5%; and Southwestern Energy, up 65.3%. The stocks with the largest negative impact were BE Aerospace, down 56.0%; Health Net, down 50.2%; and Hologic, down 36.5%. There were fourteen additions and fourteen deletions to the benchmark for the first six months of 2008.

* The views expressed above are those of the subadvisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Standard & Poor’s MidCap 400® Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

MSF-1

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P MIDCAP 400 INDEX

Average Annual Returns as of June 30, 2008

	MetLife Mid Cap Stock Index Portfolio			S&P MidCap 400 Index
	Class A	Class B	Class E
6 Months	-4.0%	-4.1%	-4.1%	-3.9%
1 Year	-7.4	-7.7	-7.6	-7.3
5 Year	12.3	12.0	12.1	12.6
Since Inception	7.6	7.6	7.5	7.8

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/5/00, 1/2/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2008

Top Holdings

% of Total Net Assets
MidCap SPDR Trust, Series 1	1.5%
Arch Coal, Inc.	1.0%
Cleveland-Cliffs, Inc.	1.0%
Activision, Inc.	0.9%
FMC Technologies, Inc.	0.9%
Pioneer Natural Resources Co.	0.8%
Denbury Resources, Inc.	0.8%
Equitable Resources, Inc.	0.8%
Newfield Exploration Co.	0.8%
Joy Global, Inc.	0.8%

Top Sectors

% of Equity Market Value
Industrials	17.2%
Financials	14.7%
Information Technology	14.6%
Consumer Discretionary	11.7%
Energy	11.0%
Health Care	10.2%
Materials	8.5%
Utilities	8.4%
Consumer Staples	3.0%
Telecomm Services	0.6%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
MetLife Mid Cap Stock Index—Class A(a)	Actual	0.32%	$1,000.00	$960.40	$1.56
	Hypothetical	0.32%	$1,000.00	$1,023.25	$1.61

MetLife Mid Cap Stock Index—Class B(a)	Actual	0.57%	$1,000.00	$958.80	$2.78
	Hypothetical	0.57%	$1,000.00	$1,021.99	$2.87

MetLife Mid Cap Stock Index—Class E(a)	Actual	0.47%	$1,000.00	$959.30	$2.29
	Hypothetical	0.47%	$1,000.00	$1,022.49	$2.36

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—97.1% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.8%
Alliant Techsystems, Inc. (a) (b)	14,740	$1,498,763
BE Aerospace, Inc. (b)	41,675	970,611
DRS Technologies, Inc. (a)	18,550	1,460,256

		3,929,630

Airlines—0.1%
AirTran Holdings, Inc. (a) (b)	51,319	104,691
Alaska Air Group, Inc. (a) (b)	16,298	250,011
JetBlue Airways Corp. (a) (b)	81,844	305,278

		659,980

Auto Components—0.9%
ArvinMeritor, Inc. (a)	32,991	411,728
BorgWarner, Inc.	51,987	2,307,183
Gentex Corp. (a)	63,941	923,308
Lear Corp. (b)	34,613	490,812
Modine Manufacturing Co. (a)	14,445	178,685

		4,311,716

Automobiles—0.1%
Thor Industries, Inc. (a)	15,390	327,191

Beverages—0.3%
Hansen Natural Corp. (a) (b)	27,288	786,440
PepsiAmericas, Inc.	26,285	519,917

		1,306,357

Biotechnology—1.0%
Cephalon, Inc. (a) (b)	30,332	2,022,841
PDL BioPharma, Inc. (a) (b)	53,420	567,320
Vertex Pharmaceuticals, Inc. (a) (b)	62,940	2,106,602

		4,696,763

Capital Markets—1.9%
Affiliated Managers Group, Inc. (b)	18,330	1,650,800
Apollo Investment Corp. (a)	63,680	912,534
Eaton Vance Corp. (a)	51,841	2,061,198
Jefferies Group, Inc. (a)	53,223	895,211
Raymond James Financial, Inc. (a)	42,294	1,116,139
SEI Investments Co.	56,147	1,320,577
Waddell & Reed Financial, Inc. (Class A)	38,810	1,358,738

		9,315,197

Chemicals—4.0%
Airgas, Inc.	37,074	2,164,751
Albemarle Corp.	33,991	1,356,581
Cabot Corp. (a)	28,858	701,538
CF Industries Holdings, Inc.	21,709	3,317,135
Chemtura Corp.	108,434	633,254
Cytec Industries, Inc.	18,769	1,024,037
Ferro Corp.	19,571	367,152
FMC Corp.	33,503	2,594,472
Minerals Technologies, Inc. (a)	8,458	537,844
Olin Corp. (a)	33,468	876,192

Security Description	Shares	Value*

Chemicals—(Continued)
RPM International, Inc.	54,594	$1,124,636
Sensient Technologies Corp. (a)	21,518	605,947
Terra Industries, Inc. (a)	40,915	2,019,155
The Lubrizol Corp.	30,505	1,413,297
The Scotts Miracle-Gro Co. (a)	19,933	350,223
Valspar Corp. (a)	44,536	842,176

		19,928,390

Commercial Banks—2.2%
Associated Banc-Corp (a)	57,037	1,100,244
Bank Hawaii Corp. (a)	21,462	1,025,884
Cathay General Bancorp (a)	22,126	240,510
City National Corp. (a)	18,025	758,312
Commerce Bancshares, Inc.	28,040	1,112,066
Cullen/Frost Bankers, Inc. (a)	26,321	1,312,102
FirstMerit Corp. (a)	36,201	590,438
PacWest Bancorp (a)	10,948	162,906
SVB Financial Group (a) (b)	14,333	689,561
Synovus Financial Corp. (a)	147,799	1,290,285
TCF Financial Corp. (a)	48,705	585,921
The Colonial BancGroup, Inc. (a)	90,370	399,435
Westamerica Bancorp (a)	12,993	683,302
Wilmington Trust Corp. (a)	30,130	796,637

		10,747,603

Commercial Services & Supplies—3.6%
ChoicePoint, Inc. (b)	30,669	1,478,246
Copart, Inc. (b)	30,440	1,303,441
Corrections Corp. of America (b)	55,981	1,537,798
Deluxe Corp.	23,058	410,894
Herman Miller, Inc. (a)	25,125	625,361
HNI Corp. (a)	19,898	351,399
Kelly Services, Inc. (Class A) (a)	9,932	191,986
Korn/Ferry International (b)	20,770	326,712
Manpower, Inc. (a)	35,538	2,069,733
Mine Safety Appliances Co. (a)	13,116	524,509
Navigant Consulting, Inc. (a) (b)	20,417	399,356
Republic Services, Inc.	70,051	2,080,515
Rollins, Inc. (a)	18,977	281,239
Stericycle, Inc. (b)	38,603	1,995,775
The Brink’s Co.	21,222	1,388,343
The Corporate Executive Board Co. (a)	15,267	641,977
The Dun & Bradstreet Corp.	24,989	2,190,036

		17,797,320

Communications Equipment—2.1%
3Com Corp. (b)	180,525	382,713
ADC Telecommunications, Inc. (a) (b)	52,706	778,467
Adtran, Inc.	25,294	603,009
Avocent Corp. (a) (b)	20,030	372,558
CommScope, Inc. (a) (b)	31,273	1,650,276
Dycom Industries, Inc. (a) (b)	17,957	260,736
F5 Networks, Inc. (a) (b)	36,672	1,042,218
Foundry Networks, Inc. (b)	65,312	771,988
Harris Corp.	60,312	3,045,153

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Communications Equipment—(Continued)
Plantronics, Inc. (a)	21,912	$489,076
Polycom, Inc. (b)	39,198	954,863

		10,351,057

Computers & Peripherals—1.4%
Diebold, Inc.	29,460	1,048,187
Imation Corp. (a)	13,994	320,742
NCR Corp. (b)	74,999	1,889,975
Palm, Inc. (a) (b)	48,001	258,725
Western Digital Corp. (b)	99,132	3,423,028

		6,940,657

Construction & Engineering—1.9%
Granite Construction, Inc. (a)	14,397	453,937
KBR, Inc. (b)	76,024	2,653,998
Quanta Services, Inc. (a) (b)	77,181	2,567,812
The Shaw Group, Inc. (b)	37,119	2,293,583
URS Corp.	37,796	1,586,298

		9,555,628

Construction Materials—0.4%
Martin Marietta Materials, Inc. (a)	18,506	1,917,037

Consumer Finance—0.1%
AmeriCredit Corp. (a) (b)	51,585	444,663

Containers & Packaging—0.8%
AptarGroup, Inc. (a)	30,453	1,277,503
Packaging Corp. of America	40,905	879,867
Sonoco Products Co.	44,551	1,378,853
Temple-Inland, Inc. (a)	47,561	536,013

		4,072,236

Diversified Consumer Services—1.6%
Career Education Corp. (a) (b)	40,103	585,905
Corinthian Colleges, Inc. (a) (b)	38,125	442,631
DeVry, Inc. (a)	26,826	1,438,410
ITT Educational Services, Inc. (a) (b)	12,866	1,063,117
Matthews International Corp.	13,964	632,011
Regis Corp.	19,257	507,422
Service Corp. International (a)	116,926	1,152,890
Sotheby’s Holdings, Inc. (Class A) (a)	30,154	795,161
Strayer Education, Inc. (a)	6,366	1,330,940

		7,948,487

Diversified Telecommunication Services—0.1%
Cincinnati Bell, Inc. (b)	108,785	432,964

Electric Utilities—1.6%
DPL, Inc. (a)	50,869	1,341,924
Great Plains Energy, Inc. (a)	38,670	977,578
Hawaiian Electric Industries, Inc. (a)	37,646	930,986
IDACORP, Inc. (a) (b)	20,254	585,138
Northeast Utilities	69,599	1,776,862

Security Description	Shares	Value*

Electric Utilities—(Continued)
Sierra Pacific Resources (b)	104,749	$1,331,360
Westar Energy, Inc. (a)	46,940	1,009,679

		7,953,527

Electrical Equipment—1.4%
Ametek, Inc. (b)	47,772	2,255,794
Hubbell, Inc. (Class B)	25,080	999,939
Roper Industries, Inc. (a)	40,032	2,637,308
Thomas & Betts Corp. (b)	22,908	867,068

		6,760,109

Electronic Equipment & Instruments—3.0%
Amphenol Corp. (Class A)	78,521	3,524,023
Arrow Electronics, Inc. (b)	54,945	1,687,911
Avnet, Inc. (b)	67,340	1,837,035
FLIR Systems, Inc. (a) (b)	61,455	2,493,229
Ingram Micro, Inc.	64,055	1,136,976
Kemet Corp. (a) (b)	37,606	121,844
National Instruments Corp.	25,260	716,626
Tech Data Corp. (b)	23,680	802,515
Trimble Navigation, Ltd. (a) (b)	54,251	1,936,761
Vishay Intertechnology, Inc. (b)	83,436	740,077

		14,996,997

Energy Equipment & Services—3.9%
Exterran Holdings, Inc. (a) (b)	29,389	2,101,020
FMC Technologies, Inc. (b)	57,338	4,411,013
Helmerich & Payne, Inc.	46,714	3,364,342
Patterson-UTI Energy, Inc. (a)	69,148	2,492,094
Pride International, Inc. (b)	75,118	3,552,330
Superior Energy Services, Inc. (b)	36,152	1,993,421
Tidewater, Inc. (a)	23,038	1,498,161

		19,412,381

Exchange Traded Funds—1.5%
MidCap SPDR Trust, Series 1 (a)	49,200	7,320,960

Food & Staples Retailing—0.3%
BJ’s Wholesale Club, Inc. (a) (b)	26,889	1,040,604
Ruddick Corp. (a)	16,641	570,953

		1,611,557

Food Products—1.1%
Corn Products International, Inc.	33,188	1,629,863
Hormel Foods Corp.	32,201	1,114,477
Lancaster Colony Corp. (a)	9,260	280,393
Smithfield Foods, Inc. (a) (b)	52,354	1,040,797
The J. M. Smucker Co.	24,890	1,011,530
Tootsie Roll Industries, Inc. (a)	12,081	303,595

		5,380,655

Gas Utilities—2.6%
AGL Resources, Inc.	34,267	1,184,953
Energen Corp.	32,102	2,504,919

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Gas Utilities—(Continued)
Equitable Resources, Inc.	58,095	$4,012,041
National Fuel Gas Co. (a)	36,378	2,163,763
ONEOK, Inc.	46,690	2,279,873
WGL Holdings, Inc. (a)	22,149	769,456

		12,915,005

Health Care Equipment & Supplies—2.8%
Advanced Medical Optics, Inc. (a) (b)	27,232	510,328
Beckman Coulter, Inc.	28,152	1,901,105
Dentsply International, Inc.	66,643	2,452,462
Edwards Lifesciences Corp. (a) (b)	24,562	1,523,826
Gen-Probe, Inc. (b)	24,179	1,148,019
Hill-Rom Holdings, Inc. (a)	27,919	753,255
Hologic, Inc. (a) (b)	114,559	2,497,386
Kinetic Concepts, Inc. (a) (b)	24,305	970,012
ResMed, Inc. (a)	34,596	1,236,461
STERIS Corp.	26,213	753,886

		13,746,740

Health Care Providers & Services—2.7%
Apria Healthcare Group, Inc. (b)	19,641	380,839
Community Health Systems, Inc. (a) (b)	43,088	1,421,042
Health Management Associates, Inc. (Class A) (a)	108,923	709,089
Health Net, Inc. (b)	48,043	1,155,915
Henry Schein, Inc. (a) (b)	40,416	2,084,253
Kindred Healthcare, Inc. (b)	13,437	386,448
LifePoint Hospitals, Inc. (a) (b)	24,271	686,869
Lincare Holdings, Inc. (a) (b)	32,776	930,838
Omnicare, Inc. (a)	54,464	1,428,046
Psychiatric Solutions, Inc. (a) (b)	24,815	939,000
Universal Health Services, Inc. (Class B) (a)	22,773	1,439,709
VCA Antech, Inc. (b)	37,769	1,049,223
Wellcare Group, Inc. (b)	18,674	675,065

		13,286,336

Health Care Technology—0.3%
Cerner Corp. (a) (b)	29,942	1,352,780

Hotels, Restaurants & Leisure—1.1%
Bob Evans Farms, Inc. (a)	13,878	396,911
Boyd Gaming Corp. (a)	25,155	315,947
Brinker International, Inc.	45,336	856,850
CBRL Group, Inc. (a)	9,917	243,066
Chipotle Mexican Grill, Inc. (Class A) (a) (b)	14,767	1,220,050
International Speedway Corp. (Class A) (a)	13,364	521,597
Life Time Fitness, Inc. (a) (b)	15,220	449,751
Scientific Games Corp. (a) (b)	29,028	859,809
The Cheesecake Factory (a) (b)	30,029	477,761

		5,341,742

Household Durables—1.3%
American Greetings Corp. (Class A) (a)	21,838	269,481
Blyth, Inc.	10,546	126,868
Furniture Brands International, Inc. (a)	21,861	292,063

Security Description	Shares	Value*

Household Durables—(Continued)
Hovnanian Enterprises, Inc. (Class A) (a) (b)	20,260	$111,025
M.D.C. Holdings, Inc. (a)	15,771	616,015
Mohawk Industries, Inc. (a) (b)	24,808	1,590,193
NVR, Inc. (a) (b)	2,369	1,184,690
Ryland Group, Inc. (a)	18,972	413,779
Toll Brothers, Inc. (a) (b)	57,565	1,078,193
Tupperware Brands Corp.	27,752	949,673

		6,631,980

Household Products—0.7%
Church & Dwight Co., Inc. (a)	29,766	1,677,314
Energizer Holdings, Inc. (b)	25,742	1,881,483

		3,558,797

Industrial Conglomerates—0.4%
Carisle Cos., Inc. (a)	27,321	792,309
Teleflex, Inc.	17,732	985,722

		1,778,031

Insurance—3.2%
American Financial Group, Inc.	31,711	848,269
Arthur J. Gallagher & Co. (a)	41,551	1,001,379
Brown & Brown, Inc. (a)	51,038	887,551
Everest Re Group, Ltd.	27,730	2,210,358
Fidelity National Financial, Inc. (a)	95,775	1,206,765
First American Corp. (a)	41,420	1,093,488
Hanover Insurance Group, Inc.	23,013	978,053
HCC Insurance Holdings, Inc.	49,494	1,046,303
Horace Mann Educators Corp.	18,189	255,010
Mercury General Corp. (a)	15,929	744,203
Old Republic International Corp. (a)	103,213	1,222,042
Protective Life Corp.	31,261	1,189,481
StanCorp Financial Group, Inc.	21,923	1,029,504
Unitrin, Inc. (a)	22,484	619,884
W.R. Berkley Corp.	66,383	1,603,813

		15,936,103

Internet & Catalog Retail—0.1%
Netflix, Inc. (a) (b)	20,163	525,649

Internet Software & Services—0.3%
Digital River, Inc. (a) (b)	16,622	641,277
ValueClick, Inc. (a) (b)	42,611	645,556

		1,286,833

IT Services—1.9%
Acxiom Corp. (a)	30,506	350,514
Alliance Data Systems Corp. (a) (b)	35,504	2,007,751
Broadridge Financial Solutions, Inc.	62,715	1,320,151
DST Systems, Inc. (a) (b)	20,505	1,128,800
Gartner, Inc. (Class A) (a) (b)	27,945	579,020
Global Payments, Inc.	35,619	1,659,845
Metavante Technologies, Inc. (b)	40,151	908,216
MPS Group, Inc. (b)	42,223	448,831

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

IT Services—(Continued)
NeuStar, Inc. (Class A) (a) (b)	34,726	$748,693
SRA International, Inc. (a) (b)	19,038	427,593

		9,579,414

Leisure Equipment & Products—0.1%
Callaway Golf Co. (a)	29,674	351,043

Life Sciences Tools & Services—2.1%
Affymetrix, Inc. (b)	31,081	319,823
Charles River Laboratories International, Inc. (b)	30,505	1,949,880
Covance, Inc. (b)	28,147	2,421,205
Invitrogen Corp. (a) (b)	40,063	1,572,873
Pharmaceutical Product Development, Inc.	47,143	2,022,435
Techne Corp. (b)	17,302	1,339,002
Varian, Inc. (b)	13,222	675,115

		10,300,333

Machinery—5.9%
AGCO Corp.	41,073	2,152,636
Crane Co. (a)	22,702	874,708
Donaldson Co., Inc. (a)	31,370	1,400,357
Federal Signal Corp. (a)	21,490	257,880
Flowserve Corp.	25,797	3,526,450
Graco, Inc. (a)	27,121	1,032,497
Harsco Corp.	37,729	2,052,835
IDEX Corp.	36,861	1,357,959
Joy Global, Inc.	48,472	3,675,632
Kennametal, Inc.	34,397	1,119,622
Lincoln Electric Holdings, Inc.	19,129	1,505,452
Nordson Corp. (a)	15,084	1,099,473
Oshkosh Truck Corp.	33,366	690,343
Pentair, Inc. (a)	44,368	1,553,767
SPX Corp.	23,914	3,150,191
Timkin Co.	43,002	1,416,486
Trinity Industries, Inc. (a)	36,244	1,257,304
Wabtec Corp.	21,673	1,053,741

		29,177,333

Marine—0.2%
Alexander & Baldwin, Inc.	18,494	842,402

Media—1.2%
Belo Corp. (Class A)	39,357	287,700
DreamWorks Animation SKG, Inc. (b)	35,651	1,062,756
Entercom Communications Corp. (a)	11,921	83,686
Getty Images, Inc. (b)	21,367	724,982
Harte-Hanks, Inc. (a)	19,232	220,206
John Wiley & Sons, Inc. (a)	20,123	906,139
Lamar Advertising Co. (Class A) (a)	34,739	1,251,646
Lee Enterprises, Inc. (a)	17,288	68,979
Marvel Entertainment, Inc. (a) (b)	21,871	702,934
Media General, Inc. (a)	10,235	122,308
Scholastic Corp. (a) (b)	11,663	334,262
Valassis Communications, Inc. (a) (b)	21,512	269,330

		6,034,928

Security Description	Shares	Value*

Metals & Mining—2.8%
Carpenter Technology Corp.	21,402	$934,197
Cleveland-Cliffs, Inc. (a)	40,519	4,829,460
Commercial Metals Co.	51,096	1,926,319
Reliance Steel & Aluminum Co. (a)	28,403	2,189,587
Steel Dynamics, Inc. (a)	84,577	3,304,424
Worthington Industries, Inc. (a)	28,762	589,621

		13,773,608

Multi-Utilities—3.6%
Alliant Energy Corp.	49,448	1,694,088
Aquila, Inc. (a) (b)	168,357	634,706
Black Hills Corp. (a)	17,196	551,304
Energy East Corp.	70,879	1,752,129
MDU Resources Group, Inc.	81,880	2,854,337
NSTAR (a)	47,824	1,617,408
OGE Energy Corp.	41,182	1,305,881
PNM Resources, Inc. (a)	38,655	462,314
Puget Energy, Inc.	58,064	1,392,955
SCANA Corp.	52,237	1,932,769
Vectren Corp. (a)	34,189	1,067,039
Wisconsin Energy Corp. (a)	52,355	2,367,493

		17,632,423

Multiline Retail—0.4%
99 Cents Only Stores (a) (b)	21,017	138,712
Dollar Tree, Inc. (b)	40,212	1,314,531
Saks, Inc. (a) (b)	64,294	705,948

		2,159,191

Office Electronics—0.2%
Zebra Technologies Corp. (Class A) (a) (b)	29,110	950,150

Oil, Gas & Consumable Fuels—6.6%
Arch Coal, Inc. (a)	64,536	4,842,136
Bill Barrett Corp. (a) (b)	15,110	897,685
Cimarex Energy Co.	37,097	2,584,548
Denbury Resources, Inc. (b)	110,145	4,020,293
Encore Aquisition Co. (a) (b)	23,863	1,794,259
Forest Oil Corp. (a) (b)	39,740	2,960,630
Frontier Oil Corp. (a)	46,542	1,112,819
Newfield Exploration Co. (b)	58,991	3,849,163
Overseas Shipholding Group, Inc. (a)	11,996	953,922
Pioneer Natural Resources Co.	53,526	4,190,015
Plains Exploration & Production Co. (b)	48,134	3,512,338
Quicksilver Resources, Inc. (a) (b)	46,152	1,783,313

		32,501,121

Paper & Forest Products—0.1%
Louisiana-Pacific Corp. (a)	46,243	392,603

Personal Products—0.4%
Alberto-Culver Co.	38,769	1,018,462
NBTY, Inc. (b)	23,182	743,215

		1,761,677

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—1.0%
Endo Pharmaceuticals Holdings, Inc. (b)	53,836	$1,302,293
Medicis Pharmaceutical Corp. (a) (b)	25,269	525,090
Par Pharmaceutical Companies, Inc. (a) (b)	15,461	250,932
Perrigo Co. (a)	34,765	1,104,484
Sepracor, Inc. (a) (b)	48,258	961,299
Valeant Pharmaceuticals International, Inc. (a)	39,980	684,058

		4,828,156

Real Estate Investment Trusts—5.4%
Alexandria Real Estate Equities, Inc. (a)	14,364	1,398,192
AMB Property Corp. (a)	43,870	2,210,171
BRE Properties, Inc. (a)	22,839	988,472
Camden Property Trust (a)	23,798	1,053,299
Cousins Properties, Inc. (a)	16,540	382,074
Duke Realty Corp (a)	65,679	1,474,494
Equity One, Inc. (a)	16,570	340,513
Federal Realty Investment Trust (a)	26,323	1,816,287
Health Care REIT, Inc. (a)	40,208	1,789,256
Highwoods Properties, Inc.	25,660	806,237
Hospitality Properties Trust (a)	42,065	1,028,910
Liberty Property Trust (a)	41,514	1,376,189
Mack-Cali Realty Corp.	29,411	1,004,974
Nationwide Health Properties, Inc.	43,146	1,358,668
Potlatch Corp. (a)	17,637	795,781
Rayonier, Inc. (a)	35,121	1,491,238
Realty Income Corp. (a)	45,356	1,032,303
Regency Centers Corp.	31,310	1,851,047
The Macerich Co.	33,467	2,079,305
UDR, Inc. (a)	57,417	1,284,992
Weingarten Realty Investors (a)	33,454	1,014,325

		26,576,727

Real Estate Management & Development—0.2%
Jones Lang LaSalle, Inc.	14,261	858,370

Road & Rail—1.0%
Avis Budget Group, Inc. (a) (b)	45,264	378,860
Con-way, Inc. (a)	20,416	964,860
J.B. Hunt Transport Services, Inc. (a)	38,533	1,282,378
Kansas City Southern, Inc. (a) (b)	34,841	1,532,656
Werner Enterprises, Inc. (a)	19,856	368,924
YRC Worldwide, Inc. (a) (b)	25,563	380,122

		4,907,800

Semiconductors & Semiconductor Equipment—2.2%
Atmel Corp. (b)	199,494	694,239
Cree, Inc. (a) (b)	40,149	915,799
Cypress Semiconductor Corp. (a) (b)	67,415	1,668,521
Fairchild Semiconductor International, Inc. (b)	55,779	654,288
Integrated Device Technology, Inc. (b)	76,695	762,348
International Rectifier Corp. (b)	32,469	623,405
Intersil Corp. (a)	55,421	1,347,839
Lam Research Corp. (a) (b)	55,962	2,023,026
RF Micro Devices, Inc. (a) (b)	117,784	341,573
Semtech Corp. (b)	27,681	389,472

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
Silicon Laboratories, Inc. (b)	21,810	$787,123
TriQuint Semiconductor, Inc. (b)	64,179	388,925

		10,596,558

Software—3.0%
ACI Worldwide, Inc. (a) (b)	15,386	270,640
Activision, Inc. (b)	132,871	4,526,915
Advent Software, Inc. (a) (b)	8,125	293,150
Cadence Design Systems, Inc. (b)	115,455	1,166,096
Fair Isaac Corp. (a)	21,771	452,184
Jack Henry & Associates, Inc. (a)	34,470	745,931
Macrovision Solutions Corp. (a) (b)	37,239	557,095
McAfee, Inc. (b)	72,068	2,452,474
Mentor Graphics Corp. (a) (b)	40,685	642,823
Parametric Technology Corp. (a) (b)	51,557	859,455
Sybase, Inc. (b)	35,496	1,044,292
Synopsys, Inc. (b)	63,896	1,527,753
Wind River Systems, Inc. (b)	30,329	330,283

		14,869,091

Specialty Retail—3.6%
Advance Auto Parts, Inc.	42,664	1,656,643
Aeropostale, Inc. (a) (b)	29,967	938,866
American Eagle Outfitters, Inc.	92,158	1,256,114
AnnTaylor Stores Corp. (a) (b)	26,433	633,335
Barnes & Noble, Inc. (a)	20,302	504,302
Borders Group, Inc. (a)	27,092	162,552
Carmax, Inc. (a) (b)	97,888	1,389,031
Charming Shoppes, Inc. (a) (b)	50,796	233,154
Chico’s FAS, Inc. (a) (b)	79,002	424,241
Coldwater Creek, Inc. (a) (b)	26,865	141,847
Collective Brands, Inc. (a) (b)	28,623	332,885
Dick’s Sporting Goods, Inc. (a) (b)	37,419	663,813
Foot Locker, Inc.	69,310	862,909
Guess?, Inc.	24,667	923,779
O’Reilly Automotive, Inc. (a) (b)	51,707	1,155,651
Pacific Sunwear of California, Inc. (a) (b)	30,869	263,313
PetSmart, Inc.	57,012	1,137,389
Rent-A-Center, Inc. (b)	29,873	614,488
Ross Stores, Inc.	59,469	2,112,339
Urban Outfitters, Inc. (b)	50,878	1,586,885
Williams-Sonoma, Inc. (a)	39,230	778,323

		17,771,859

Textiles, Apparel & Luxury Goods—0.7%
Hanesbrands, Inc. (a) (b)	42,119	1,143,110
Phillips-Van Heusen Corp.	22,986	841,747
The Warnaco Group, Inc. (b)	20,376	897,970
Timberland Co. (Class A) (a) (b)	21,587	352,948
Under Armour, Inc. (a) (b)	16,220	415,881

		3,651,656

Thrifts & Mortgage Finance—1.1%
Astoria Financial Corp.	36,565	734,225
First Niagara Financial Group, Inc. (a)	49,118	631,658

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Thrifts & Mortgage Finance—(Continued)
New York Community Bancorp, Inc. (a)	152,620	$2,722,741
Radian Group, Inc. (a)	36,012	52,217
The PMI Group, Inc. (a)	36,363	70,908
Washington Federal, Inc. (a)	39,307	711,457
Webster Finanical Corp.	23,502	437,137

		5,360,343

Tobacco—0.1%
Universal Corp. (a)	12,082	546,348

Trading Companies & Distributors—1.0%
Fastenal Co. (a)	56,087	2,420,715
GATX Corp.	20,552	911,070
MSC Industrial Direct Co., Inc. (Class A) (a)	20,385	899,182
United Rentals, Inc. (a) (b)	34,046	667,642

		4,898,609

Water Utilities—0.2%
Aqua America, Inc. (a)	59,833	955,533

Wireless Telecommunication Services—0.5%
Telephone & Data Systems, Inc.	47,651	2,252,463

Total Common Stock (Identified Cost $441,015,466)		478,008,797

Short Term Investments — 30.4%
Security Description	Face Amount/Shares	Value*

Discount Notes—2.6%
Federal Home Loan Bank 2.174%, 07/09/08	$13,000,000	$12,993,645

Mutual Funds—27.8%
State Street Navigator Securities Lending Prime Portfolio (c)	136,590,840	136,590,840

Total Short Term Investments (Identified Cost $149,584,485)		149,584,485

Total Investments—127.5% (Identified Cost $590,599,951) (d)		627,593,282
Liabilities in excess of other assets		(135,519,737)

Total Net Assets—100%		$492,073,545

(a)	A portion or all of the security was held on loan. As of June 30, 2008, the market value of securities loaned was $135,897,318 and the collateral received consisted of cash in the amount of $136,590,840 and non-cash collateral with a value of $4,226,478. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $590,599,951 and the composition of unrealized appreciation and depreciation of investment securities was $108,435,216 and $(71,441,885), respectively.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 6/30/2008	Net Unrealized Depreciation
S&P 400 Index Futures	9/18/2008	35	$15,320,550	$14,371,000	$(949,550)

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$610,669,353	$(949,550)
Level 2 - Other Significant Observable Inputs	16,923,929	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$627,593,282	$(949,550)

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a)		$627,593,282
Receivable for:
Securities sold		3,991,094
Fund shares sold		125,922
Accrued interest and dividends		366,478

Total Assets		632,076,776
Liabilities
Payable for:
Securities purchased	$358,872
Fund shares redeemed	1,016,628
Futures variation margin	31,500
Collateral for securities loaned	136,590,840
Due to custodian bank	1,731,416
Accrued expenses:
Management fees	104,202
Service and distribution fees	47,577
Other expenses	122,196

Total Liabilities		140,003,231

Net Assets		$492,073,545

Net assets consists of:
Capital paid in		$445,032,890
Undistributed net investment income		3,487,880
Accumulated net realized gains		7,508,994
Unrealized appreciation on investments and futures contracts		36,043,781

Net Assets		$492,073,545

Computation of offering price:
Class A
Net asset value and redemption price per share ($248,686,519 divided by 19,091,212 shares outstanding)		$13.03

Class B
Net asset value and redemption price per share ($182,943,280 divided by 14,147,250 shares outstanding)		$12.93

Class E
Net asset value and redemption price per share ($60,443,746 divided by 4,659,774 shares outstanding)		$12.97

(a) Identified cost of investments		$590,599,951

(b)	Includes cash collateral for securities loaned of $136,590,840.

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends		$3,618,619
Interest		753,018 (a)

		4,371,637
Expenses
Management fees	$624,394
Service and distribution fees—Class B	228,221
Service and distribution fees—Class E	47,016
Directors’ fees and expenses	14,852
Custodian	30,743
Audit and tax services	17,781
Legal	3,766
Printing	85,418
Insurance	3,271
Miscellaneous	29,750

Total Expenses	1,085,212
Management fee waivers	(17,483)	1,067,729

Net Investment Income		3,303,908

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	11,485,881
Futures contracts—net	(924,870)	10,561,011

Change in unrealized depreciation on:
Investments—net	(35,758,760)
Futures contracts—net	(203,145)	(35,961,905)

Net loss		(25,400,894)

Net Decrease in Net Assets From Operations		$(22,096,986)

(a)	Includes income on securities loaned of $587,246.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$3,303,908	$6,587,026
Net realized gain	10,561,011	43,367,240
Change in unrealized depreciation	(35,961,905)	(12,744,287)

Increase (decrease) in net assets from operations	(22,096,986)	37,209,979

From Distributions to Shareholders
Net investment income
Class A	(3,331,452)	(2,158,318)
Class B	(1,939,614)	(960,456)
Class E	(718,470)	(460,789)

	(5,989,536)	(3,579,563)

Net realized gain
Class A	(21,955,683)	(11,564,986)
Class B	(16,021,212)	(7,352,063)
Class E	(5,395,059)	(3,023,339)

	(43,371,954)	(21,940,388)

Total distributions	(49,361,490)	(25,519,951)

Increase in net assets from capital share transactions	23,750,888	38,567,976

Total increase (decrease) in net assets	(47,707,588)	50,258,004

Net Assets
Beginning of the period	539,781,133	489,523,129

End of the period	$492,073,545	$539,781,133

Undistributed Net Investment Income
End of the period	$3,487,880	$6,173,508

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	994,435	$13,711,958	4,340,847	$66,856,252
Reinvestments	1,909,904	25,287,135	896,362	13,723,304
Redemptions	(2,302,965)	(31,526,896)	(4,618,014)	(70,812,369)

Net increase	601,374	$7,472,197	619,195	$9,767,187

Class B
Sales	1,078,776	$14,751,382	3,748,247	$57,206,524
Reinvestments	1,365,842	17,960,826	546,158	8,312,519
Redemptions	(1,180,556)	(16,026,823)	(2,270,652)	(34,591,355)

Net increase	1,264,062	$16,685,385	2,023,753	$30,927,688

Class E
Sales	111,737	$1,537,908	632,527	$9,674,075
Reinvestments	463,497	6,113,529	228,318	3,484,128
Redemptions	(588,899)	(8,058,131)	(1,001,707)	(15,285,102)

Net decrease	(13,665)	$(406,694)	(140,862)	$(2,126,899)

Increase derived from capital share transactions		$23,750,888		$38,567,976

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$15.03		$14.64	$14.43	$13.71	$11.90	$8.87

Income From Investment Operations
Net investment income	0.20	(a)	0.20 (a)	0.18	0.15	0.11	0.08
Net realized and unrealized gain (loss) of investments	(0.77)		0.95	1.27	1.40	1.79	3.00

Total from investment operations	(0.57)		1.15	1.45	1.55	1.90	3.08

Less Distributions
Distributions from net investment income	(0.19)		(0.12)	(0.19)	(0.10)	(0.06)	(0.05)
Distributions from net realized capital gains	(1.24)		(0.64)	(1.05)	(0.73)	(0.03)	0.00

Total distributions	(1.43)		(0.76)	(1.24)	(0.83)	(0.09)	(0.05)

Net Asset Value, End of Period	$13.03		$15.03	$14.64	$14.43	$13.71	$11.90

Total Return (%)	(4.0	)(b)	7.8	10.1	12.3	16.0	35.0
Ratio of operating expenses to average net assets (%)	0.32	(c)	0.31	0.33	0.34	0.35	0.40
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.33	(c)	0.32	0.34	0.34	N/A	N/A
Ratio of net investment income to average net assets (%)	1.43	(c)	1.33	1.28	1.18	0.85	0.85
Portfolio turnover rate (%)	16	(c)	37	34	33	42	22
Net assets, end of period (000)	$248,687		$277,839	$261,588	$232,461	$197,642	$180,211

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$14.91		$14.53	$14.32	$13.61	$11.83	$8.83

Income From Investment Operations
Net investment income	0.16	(a)	0.16 (a)	0.14	0.11	0.06	0.05
Net realized and unrealized gain (loss) of investments	(0.75)		0.94	1.26	1.40	1.79	2.99

Total from investment operations	(0.59)		1.10	1.40	1.51	1.85	3.04

Less Distributions
Distributions from net investment income	(0.15)		(0.08)	(0.14)	(0.07)	(0.04)	(0.04)
Distributions from net realized capital gains	(1.24)		(0.64)	(1.05)	(0.73)	(0.03)	0.00

Total distributions	(1.39)		(0.72)	(1.19)	(0.80)	(0.07)	(0.04)

Net Asset Value, End of Period	$12.93		$14.91	$14.53	$14.32	$13.61	$11.83

Total Return (%)	(4.1	)(b)	7.5	9.8	12.0	15.7	34.5
Ratio of operating expenses to average net assets (%)	0.57	(c)	0.56	0.58	0.59	0.60	0.65
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.58	(c)	0.57	0.59	0.59	N/A	N/A
Ratio of net investment income to average net assets (%)	1.19	(c)	1.07	1.03	0.94	0.61	0.61
Portfolio turnover rate (%)	16	(c)	37	34	33	42	22
Net assets, end of period (000)	$182,943		$192,044	$157,773	$111,361	$64,207	$31,858

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$14.96		$14.57	$14.37	$13.65	$11.86	$8.85

Income From Investment Operations
Net investment income	0.18	(a)	0.18 (a)	0.17	0.14	0.08	0.06
Net realized and unrealized gain (loss) of investments	(0.77)		0.95	1.24	1.39	1.79	3.00

Total from investment operations	(0.59)		1.13	1.41	1.53	1.87	3.06

Less Distributions
Distributions from net investment income	(0.16)		(0.10)	(0.16)	(0.08)	(0.05)	(0.05)
Distributions from net realized capital gains	(1.24)		(0.64)	(1.05)	(0.73)	(0.03)	0.00

Total distributions	(1.40)		(0.74)	(1.21)	(0.81)	(0.08)	(0.05)

Net Asset Value, End of Period	$12.97		$14.96	$14.57	$14.37	$13.65	$11.86

Total Return (%)	(4.1	)(b)	7.7	9.9	12.2	15.9	34.8
Ratio of operating expenses to average net assets (%)	0.47	(c)	0.46	0.48	0.49	0.50	0.55
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.48	(c)	0.47	0.49	0.49	N/A	N/A
Ratio of net investment income to average net assets (%)	1.28	(c)	1.18	1.12	1.03	0.71	0.71
Portfolio turnover rate (%)	16	(c)	37	34	33	42	22
Net assets, end of period (000)	$60,444		$69,898	$70,162	$66,712	$62,530	$49,881

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Mid Cap Stock Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-15

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in

MSF-16

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$5,524,511	$8,910,194	$19,995,440	$27,003,536	$—	$—	$25,519,951	$35,913,730

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$9,540,911	$39,817,259	$69,140,961	$—	$118,499,131

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$39,367,606	$0	$58,832,504

MSF-17

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.25% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2008 were $624,394.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the six months ended June 30, 2008 were $57,444.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2008 to April 30, 2009, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. Amounts waived for the six months ended June 30, 2008 are shown as management fee waivers in the Statement of Operations.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2008 are footnoted in the Schedule of Investments.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative

MSF-18

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-19

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-20

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the MetLife Moderate Allocation Portfolio returned -7.5% compared to the -10.9% return of the Wilshire 5000 Stock Index1 and the 0.8% return of the Lehman Brothers Universal Bond Index2. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Moderate Allocation Portfolio currently consists of an 8% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index3, a 32% allocation to the Lehman Brothers Universal Bond Index, a 45% allocation to the Wilshire 5000 Stock Index, and a 15% allocation to the Morgan Stanley Capital International EAFE Index4. During the six-month period ended June 30, 2008, the blended benchmark returned -6.1%.

ECONOMIC AND MARKET REVIEW

The first half of 2008 was highlighted by growing concerns about the economy due to the ongoing credit crisis, rising unemployment, falling consumer confidence, a struggling housing sector, and skyrocketing food and energy prices. The Federal Reserve was aggressive early in the year when they cut their target rate several times to bring it down from 4.25% to 2.00% by early May. They held rates steady in subsequent meetings as they tried to balance the danger of the economy falling into a recession against their desire to control growing inflation pressures.

In response to the weakening economy, bond yields fell sharply during the first quarter of 2008. Yields then increased early in the second quarter due to inflation concerns before they fell again in June when investors again focused more on the economy. Overall, the treasury yield curve steepened as yields fell more at the shorter end of the maturity spectrum than at the intermediate to long end, where they were mostly flat. Credit spreads widened significantly during the period due to concerns about the economy and the credit worthiness of borrowers. This negatively impacted all credit sectors. The broad bond market, as measured by the Lehman Aggregate Bond Index5, eked out a 1.1% gain for the first six months of 2008. The Lehman High Yield Index6, even with its higher coupon return, fell 1.3% for the period.

Stock prices fell sharply during the first quarter of 2008 due to worries about the economy brought on by the sub-prime mortgage crisis and high energy costs. During the first two months of the second quarter, U.S. equities recovered a portion of the losses suffered during the first quarter. However, the fears that spooked investors during the year’s early months returned in June, sending stock prices down sharply. Overall, equities declined 11.9% during the six months ending June 30, 2008 as measured by the Standard & Poor’s 500 Index7. Large cap stocks declined more than mid and small cap stocks, while growth style stocks generally fared better than value style stocks. The energy sector was by far the best performing sector with a 8.8% return for the period. The financial sector, roiled by the credit crisis, was the worst performing sector with a -29.7% return during the period.

Foreign stocks, as measured by the MSCI EAFE Index, were also down for the six-month period with a -11.0% return. On a local currency basis, foreign stocks were down even more, but foreign stocks were helped by a declining dollar. As with domestic stocks, growth stocks held up better than value stocks. Japan was the best performing region, while Europe ex UK trailed.

PORTFOLIO REVIEW

The MetLife Moderate Allocation Portfolio is a “fund of funds” that invests in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. The Portfolio’s initial target allocations were 60% in equity investments and 40% in fixed income investments. The MetLife Moderate Allocation Portfolio is considered the “middle” of the five Asset Allocation Portfolios as measured by its potential risk.

The most significant change in strategy during the period was an increase in the asset class goal for foreign stocks from 20% of total equities to 25% of total equities in response to the increased use of foreign stocks by primarily domestic equity managers, which was a recognition of the investment opportunities available around the world. For this Portfolio, this resulted in a change in the goal for foreign stocks from 12% to 15%. There were also several adjustments to the underlying portfolio targets that were part of the annual review and restructuring.

The Portfolio’s performance relative to its blended benchmark was helped during the first half of 2008 by a higher weighting to small and mid-cap domestic stocks, which held up better during the period than the broad Wilshire 5000 Index. However, most of the Portfolio’s underperformance relative to the return of the blended index was due to weak security and sector selection by several of the underlying portfolios.

The underlying portfolios with the most negative impact on the relative performance of the Portfolio during the first half of 2008 were PIMCO Total Return, Western Asset Management Strategic Bond Opportunities, Legg Mason Value Equity, and Harris Oakmark International. Most of the underperformance for PIMCO Total Return came in the second quarter when their emphasis on shorter maturities hurt them when the short end of the yield curve rose more than the longer end. Western was hurt by exposure to credit sectors (both corporate and mortgage) that were adversely impacted by the credit crunch and uncertainty in the fixed income markets. Legg Mason Value Equity was a major detractor from performance as it underperformed the S&P 500 by over 15% for the six month period ending in June. Legg was especially hurt by overall poor stock selection in financials (Bear Stearns and Freddie Mac) and health care (UnitedHealth Group). It also held an overweight to the market’s worst performing sector (financials) and it had virtually no exposure in the best performing sector (energy). It should be noted that the manager of this portfolio, Bill Miller, is widely known for beating the S&P 500 for fifteen consecutive years through 2005. Harris Oakmark International was negatively impacted by an overweight to financials and an underweight to energy.

While few portfolios produced absolute positive returns for the period, several helped relative performance by holding up better in a down market. Among those underlying portfolios that helped relative performance were Dreman Small Cap Value, T. Rowe Price Large Cap Growth, Jennison Growth, and MFS Research International. Dreman Small Cap Value was helped by an overweight in the strong performing energy sector and good overall stock selection, especially in the industrial and technology sectors. The good relative performance of both T. Rowe Price Large Cap Growth and Jennison Growth was primarily a result of actions that they did not take: they both held an underweight position in the dismal financial sector and did not hold some of the worst performing stocks in the financial sector: American International Group Inc., Bank of America Corp., Citigroup Inc., and Wachovia Corp. MFS Research International was added to the Portfolio as part of the restructuring in May and it helped relative performance primarily through good security selection in the industrial sector.

* The views expressed above are those of the advisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Wilshire 5000 Equity Index measures the performance of all equity securities of U.S. headquartered companies with readily available price data.

2 The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index.

3 The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

5 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

6 The Lehman Brothers High Yield Index covers the universe of fixed rate, non-investment grade debt.

7 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

MSF-1

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE

WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS UNIVERSAL BOND INDEX

Average Annual Returns as of June 30, 2008

	MetLife Moderate Allocation Portfolio		Wilshire 5000 Stock Index	Lehman Brothers Universal Bond Index
	Class A	Class B
6 Months	-7.5%	-7.6%	-10.9%	0.8%
1 Year	-7.9	-8.1	-12.5	6.2
Since Inception	5.3	5.1	6.3	4.5

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2008

Top Holdings

% of Total Net Assets
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	21.6%
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	10.3%
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	6.7%
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	6.0%
Metropolitan Series Fund, Inc.—Julius Baer International Stock Portfolio, (Class A)	4.9%
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	4.8%
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	4.1%
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	4.1%
Met Investors Series Trust—MFS Research International Portfolio, (Class A)	3.9%
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	3.7%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
MetLife Moderate Allocation—Class A(a)(b)	Actual	0.74%	$1,000.00	$925.30	$3.54
	Hypothetical	0.74%	$1,000.00	$1,021.13	$3.72

MetLife Moderate Allocation—Class B(a)(b)	Actual	0.99%	$1,000.00	$924.30	$4.74
	Hypothetical	0.99%	$1,000.00	$1,019.88	$4.97

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 4 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MSF-3

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Mutual Funds—100.0% of Total Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Met Investors Series Trust—BlackRock High Yield Portfolio, (Class A)	3,399,119	$25,969,268
Met Investors Series Trust—BlackRock Large Cap Core Portfolio, (Class A)	7,991,986	74,565,231
Met Investors Series Trust—Clarion Global Real Estate Portfolio, (Class A)	1,953,582	22,114,552
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	5,983,097	76,404,146
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	7,727,149	90,871,271
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	7,248,375	73,715,976
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	9,063,096	65,979,338
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	4,351,320	51,519,631
Met Investors Series Trust—Met/AIM Small Cap Growth Portfolio, (Class A)	4,092,675	49,807,854
Met Investors Series Trust—MFS Research International Portfolio, (Class A)	8,253,604	96,237,019
Met Investors Series Trust—PIMCO Inflation Protected Bond Portfolio, (Class A)	2,397,174	26,488,776
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	46,664,331	536,173,163
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	12,475,347	148,456,625
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	5,250,766	166,186,733
Metropolitan Series Fund, Inc.—FI Mid Cap Opportunities Portfolio, (Class A)	2,688,189	52,607,853
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	8,939,105	100,475,542

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
Metropolitan Series Fund, Inc.—Julius Baer International Stock Portfolio, (Class A)	9,981,542	$122,772,969
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	3,893,738	119,888,198
Metropolitan Series Fund, Inc.—MFS Value Portfolio, (Class A)	3,923,150	48,097,816
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	3,796,480	74,524,893
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	4,103,666	49,777,463
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	7,138,780	101,156,507
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	21,660,474	256,026,807
Metropolitan Series Fund, Inc.—Western Asset Mgt. U.S. Government Portfolio, (Class A)	4,351,226	51,866,613

Total Mutual Funds (Identified Cost $2,762,849,781)		2,481,684,244

Total Investments—100.0% (Identified Cost $2,762,849,781) (a)		2,481,684,244
Liabilities in excess of other assets		(1,151,533)

Total Net Assets—100%		$2,480,532,711

(a)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $2,762,849,781 and the composition of unrealized appreciation and depreciation of investment securities was $1,281,791 and $(282,447,328), respectively.

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$2,481,684,244	$0
Level 2 - Other Significant Observable Inputs	0	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$2,481,684,244	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a)		$2,481,684,244
Receivable for:
Fund shares sold		1,998,955

Total Assets		2,483,683,199
Liabilities
Payable for:
Securities purchased	$435,864
Fund shares redeemed	1,563,091
Due to custodian bank	504,983
Accrued expenses:
Management fees	134,913
Service and distribution fees	485,639
Other expenses	25,998

Total Liabilities		3,150,488

Net Assets		$2,480,532,711

Net assets consists of:
Capital paid in		$2,641,073,789
Undistributed net investment income		51,641,903
Accumulated net realized gains		68,982,556
Unrealized depreciation on investments		(281,165,537)

Net Assets		$2,480,532,711

Computation of offering price:
Class A
Net asset value and redemption price per share ($167,393,154 divided by 15,407,531 shares outstanding)		$10.86

Class B
Net asset value and redemption price per share ($2,313,139,557 divided by 213,377,692 shares outstanding)		$10.84

(a) Identified cost of investments		$2,762,849,781

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends from Underlying Portfolios		$55,404,245

Expenses
Management fees	$780,110
Service and distribution fees—Class B	2,758,456
Directors’ fees and expenses	254
Custodian	13,509
Audit and tax services	9,823
Legal	18,143
Miscellaneous	3,074

Total Expenses		3,583,369

Net Investment Income		51,820,876

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(21,853,114)
Capital gains distributions from Underlying Portfolios	91,815,861	69,962,747

Change in unrealized depreciation on:
Investments—net		(308,877,311)

Net loss		(238,914,564)

Net Decrease in Net Assets From Operations		$(187,093,688)

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$51,820,876	$14,011,159
Net realized gain	69,962,747	33,713,558
Change in unrealized depreciation	(308,877,311)	(8,525,018)

Increase (decrease) in net assets from operations	(187,093,688)	39,199,699

From Distributions to Shareholders
Net investment income
Class A	(1,707,777)	(269,562)
Class B	(16,837,058)	(80,033)

	(18,544,835)	(349,595)

Net realized gain
Class A	(2,079,033)	(186,620)
Class B	(27,731,626)	(1,440,592)

	(29,810,659)	(1,627,212)

Total distributions	(48,355,494)	(1,976,807)

Increase in net assets from capital share transactions	416,433,452	1,521,410,561

Total increase in net assets	180,984,270	1,558,633,453

Net Assets
Beginning of the period	2,299,548,441	740,914,988

End of the period	$2,480,532,711	$2,299,548,441

Undistributed Net Investment Income
End of the period	$51,641,903	$18,365,862

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	2,524,876	$28,770,732	9,488,879	$113,112,140
Reinvestments	332,468	3,786,810	37,983	456,182
Redemptions	(1,775,506)	(20,326,522)	(3,027,315)	(36,051,074)

Net increase	1,081,838	$12,231,020	6,499,547	$77,517,248

Class B
Sales	39,172,837	$445,938,215	132,914,022	$1,582,814,963
Reinvestments	3,919,849	44,568,684	126,824	1,520,625
Redemptions	(7,606,570)	(86,304,467)	(11,830,433)	(140,442,275)

Net increase	35,486,116	$404,202,432	121,210,413	$1,443,893,313

Increase derived from capital share transactions		$416,433,452		$1,521,410,561

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007		2006	2005(a)
Net Asset Value, Beginning of Period	$12.00		$11.52		$10.82	$10.00

Income From Investment Operations
Net investment income	0.52	(b)	0.17	(b)	0.24	0.04
Net realized and unrealized gain (loss) of investments	(1.40)		0.36		1.04	0.83

Total from investment operations	(0.88)		0.53		1.28	0.87

Less Distributions
Distributions from net investment income	(0.12)		(0.03)		(0.24)	(0.05)
Distributions from net realized capital gains	(0.14)		(0.02)		(0.34)	0.00

Total distributions	(0.26)		(0.05)		(0.58)	(0.05)

Net Asset Value, End of Period	$10.86		$12.00		$11.52	$10.82

Total Return (%)	(7.5	)(c)	4.5		12.2	8.7	(c)
Ratio of operating expenses to average net assets (%) (d)	0.07	(e)	0.09		0.10	0.10	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (f)	0.07	(e)	0.09		0.11	0.29	(e)
Ratio of net investment income to average net assets (%) (g)	4.55	(e)	1.44		1.67	1.57	(e)
Portfolio turnover rate (%)	25	(e)	14		19	1	(e)
Net assets, end of period (000)	$167,393		$171,934		$90,126	$21,245

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007		2006	2005(a)
Net Asset Value, Beginning of Period	$11.96		$11.48		$10.81	$10.00

Income From Investment Operations
Net investment income	0.49	(b)	0.12	(b)	0.22	0.04
Net realized and unrealized gain (loss) of investments	(1.38)		0.38		1.02	0.81

Total from investment operations	(0.89)		0.50		1.24	0.85

Less Distributions
Distributions from net investment income	(0.09)		(0.00	)(h)	(0.23)	(0.04)
Distributions from net realized capital gains	(0.14)		(0.02)		(0.34)	0.00

Total distributions	(0.23)		(0.02)		(0.57)	(0.04)

Net Asset Value, End of Period	$10.84		$11.96		$11.48	$10.81

Total Return (%)	(7.6	)(c)	4.4		11.8	8.5	(c)
Ratio of operating expenses to average net assets (%) (d)	0.32	(e)	0.34		0.35	0.35	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (f)	0.32	(e)	0.34		0.36	0.54	(e)
Ratio of net investment income to average net assets (%) (g)	4.35	(e)	0.98		0.98	1.45	(e)
Portfolio turnover rate (%)	25	(e)	14		19	1	(e)
Net assets, end of period (000)	$2,313,140		$2,127,614		$650,789	$101,018

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	See Note 4 of the Notes to Financial Statements.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	Distributions for the period were less than $0.01.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Moderate Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Asset Allocation Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolios may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Underlying Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Federal Income Taxes:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Asset Allocation Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$1,253,602	$6,186,071	$723,205	$5,680,762	$—	$—	$1,976,807	$11,866,833

MSF-9

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$22,883,196	$25,088,531	$26,936,377	$—	$74,908,104

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of Underlying Portfolios by the Asset Allocation Portfolio were $807,740,689 and $295,566,632, respectively.

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolio’s average daily net asset levels
$780,110	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Asset Allocation Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Asset Allocation Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2008 to April 30, 2009, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including

MSF-10

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2008 to April 30, 2009 are 0.10% and 0.35% for Class A and B, respectively.

5.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

6.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the six months ended June 30, 2008 in which the Asset Allocation Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the period are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/30/2007	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 6/30/2008
MIST—BlackRock High Yield	2,744,823	726,652	72,356	3,399,119
MIST—Dreman Small Cap Value	4,950,321	1,198,487	165,711	5,983,097
MIST—Harris Oakmark International	7,918,887	3,429,001	3,620,739	7,727,149
MIST—Lazard Mid-Cap	7,297,891	2,077,939	2,127,455	7,248,375
MIST—Legg Mason Value Equity	8,608,838	2,352,373	1,898,115	9,063,096
MIST—Met/AIM Small Cap Growth	3,067,174	1,032,557	7,056	4,092,675
MIST—PIMCO Total Return	39,502,717	9,388,845	2,227,231	46,664,331
MSF—BlackRock Large Cap Value	8,612,871	3,881,962	19,486	12,475,347
MSF—Julius Baer International Stock	7,096,552	3,148,520	263,530	9,981,542
MSF—Jennison Growth	5,195,685	3,755,412	11,992	8,939,105
MSF – MFS Value	0	3,924,305	1,155	3,923,150
MSF—Neuberger Berman Mid Cap Value	6,685,247	1,063,875	3,952,642	3,796,480
MSF—Russell 2000 Index	3,208,555	902,469	7,358	4,103,666
MSF—T. Rowe Price Large Cap Growth	7,088,764	1,975,458	1,925,442	7,138,780
MSF—Western Asset Mgmt. Strategic Bond Opportunities	21,513,247	4,347,360	4,200,133	21,660,474

MSF-11

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Underlying Portfolio (Class A)	Realized Gain/ (Loss) during Period	Capital Gains Distributions during Period	Dividend Income during Period	Ending Value as of 6/30/2008
MIST—BlackRock High Yield	$(45,617)	$0	$1,749,290	$25,969,268
MIST—Dreman Small Cap Value	23,099	2,071,561	551,471	76,404,146
MIST—Harris Oakmark International	(15,278,064)	21,581,676	2,520,759	90,871,271
MIST—Lazard Mid-Cap	(4,828,026)	6,650,085	1,091,561	73,715,976
MIST—Legg Mason Value Equity	(2,682,986)	3,424,158	251,207	65,979,338
MIST—Met/AIM Small Cap Growth	(9,245)	4,022,065	0	49,807,854
MIST—PIMCO Total Return	2,487,492	12,109,593	19,904,327	536,173,163
MSF—BlackRock Large Cap Value	(31,739)	1,855,787	956,890	148,456,625
MSF—Julius Baer International Stock	(455,205)	13,092,019	3,397,993	122,772,969
MSF—Jennison Growth	85	5,780,709	1,676,346	100,475,542
MSF – MFS Value	(920)	0	0	48,097,816
MSF—Neuberger Berman Mid Cap Value	(2,834,764)	1,580,612	1,100,520	74,524,893
MSF—Russell 2000 Index	(9,480)	2,250,190	573,578	49,777,463
MSF—T. Rowe Price Large Cap Growth	1,606,174	6,278,755	656,602	101,156,507
MSF—Western Asset Mgmt. Strategic Bond Opportunities	(133,605)	1,657,253	11,232,496	256,026,807

MSF-12

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-13

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the MetLife Moderate to Aggressive Allocation Portfolio returned -9.8% compared to the -10.9% return of the Wilshire 5000 Stock Index1 and the 0.8% return of the Lehman Brothers Universal Bond Index2. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Moderate to Aggressive Allocation Portfolio currently consists of a 4% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index, a 16% allocation to the Lehman Brothers Universal Bond Index3, a 60% allocation to the Wilshire 5000 Stock Index, and a 20% allocation to the Morgan Stanley Capital International EAFE Index4. During the six-month period ended June 30, 2008, the blended benchmark returned -8.5%.

ECONOMIC AND MARKET REVIEW

The first half of 2008 was highlighted by growing concerns about the economy due to the ongoing credit crisis, rising unemployment, falling consumer confidence, a struggling housing sector, and skyrocketing food and energy prices. The Federal Reserve was aggressive early in the year when they cut their target rate several times to bring it down from 4.25% to 2.00% by early May. They held rates steady in subsequent meetings as they tried to balance the danger of the economy falling into a recession against their desire to control growing inflation pressures.

In response to the weakening economy, bond yields fell sharply during the first quarter of 2008. Yields then increased early in the second quarter due to inflation concerns before they fell again in June when investors again focused more on the economy. Overall, the treasury yield curve steepened as yields fell more at the shorter end of the maturity spectrum than at the intermediate to long end, where they were mostly flat. Credit spreads widened significantly during the period due to concerns about the economy and the credit worthiness of borrowers. This negatively impacted all credit sectors. The broad bond market, as measured by the Lehman Aggregate Index5, eked out a 1.1% gain for the first six months of 2008. The Lehman High Yield Index6, even with its higher coupon return, fell 1.3% for the period.

Stock prices fell sharply during the first quarter of 2008 due to worries about the economy brought on by the sub-prime mortgage crisis and high energy costs. During the first two months of the second quarter, U.S. equities recovered a portion of the losses suffered during the first quarter. However, the fears that spooked investors during the year’s early months returned in June, sending stock prices down sharply. Overall, equities declined 11.9% during the six months ending June 30, 2008 as measured by the Standard & Poor’s 500 Index7. Large cap stocks declined more than mid and small cap stocks, while growth style stocks generally fared better than value style stocks. The energy sector was by far the best performing sector with a 8.8% return for the period. The financial sector, roiled by the credit crisis, was the worst performing sector with a -29.7% return during the period.

Foreign stocks, as measured by the MSCI EAFE Index, were also down for the six-month period with a -11.0% return. On a local currency basis, foreign stocks were down even more, but foreign stocks were helped by a declining dollar. As with domestic stocks, growth stocks held up better than value stocks. Japan was the best performing region, while Europe ex UK trailed.

PORTFOLIO REVIEW

The MetLife Moderate to Aggressive Allocation Portfolio is a “fund of funds” that invests in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. The Portfolio’s initial target allocations were 80% in equity investments and 20% in fixed income investments. The MetLife Moderate to Aggressive Allocation Portfolio is considered the second most aggressive of the five Asset Allocation Portfolios as measured by its potential risk.

The most significant change in strategy during the period was an increase in the asset class goal for foreign stocks from 20% of total equities to 25% of total equities in response to the increased use of foreign stocks by primarily domestic equity managers, which was a recognition of the investment opportunities available around the world. For this Portfolio, this resulted in a change in the goal for foreign stocks from 16% to 20%. There were also several adjustments to the underlying portfolio targets that were part of the annual review and restructuring.

The Portfolio’s performance relative to its blended benchmark was helped during the first half of 2008 by a higher weighting to small and mid cap domestic stocks, which held up better during the period than the broad Wilshire 5000 Index. However, most of the Portfolio’s underperformance relative to the return of the blended index was due to weak security and sector selection by several of the underlying portfolios.

The underlying portfolios with the most negative impact on the relative performance of the Portfolio during the first half of 2008 were PIMCO Total Return, Legg Mason Value Equity, Harris Oakmark International, and Julius Baer International Stock. Most of the underperformance for PIMCO Total Return came in the second quarter when their emphasis on shorter maturities hurt them when the short end of the yield curve rose more than the longer end. Legg Mason Value Equity was a major detractor from performance as it underperformed the S&P 500 by over 15% for the six month period ending in June. Legg was especially hurt by overall poor stock selection in financials (Bear Stearns and Freddie Mac) and health care (UnitedHealth Group). It also held an overweight to the market’s worst performing sector (financials) and it had virtually no exposure in the best performing sector (energy). It should be noted that the manager of this portfolio, Bill Miller, is widely known for beating the S&P 500 for fifteen consecutive years through 2005. Harris Oakmark International was negatively impacted by an overweight to financials and an underweight to energy. Julius Baer International Stock was adversely impacted by an underweight to Japan, which although negative for the period, was down less than most of the developed countries, and an underweight to Brazil, which posted a positive return for the period.

While few portfolios produced absolute positive returns for the period, several helped relative performance by holding up better in a down market. Among those underlying portfolios that helped relative performance were Dreman Small Cap Value, T. Rowe Price Large Cap Growth, Jennison Growth, and MFS Research International. Dreman Small Cap Value was helped by an overweight in the strong performing energy sector and good overall stock selection, especially in the industrial and technology sectors. The good relative performance of both T. Rowe Price Large Cap Growth and Jennison Growth was primarily a result of actions that they did not take: they both held an underweight position in the dismal financial sector and did not hold some of the worst performing stocks in the financial sector: American International Group Inc., Bank of America Corp., Citigroup Inc., and Wachovia Corp. MFS Research International was added to the Portfolio as part of the restructuring in May and it helped relative performance primarily through good security selection in the industrial sector.

* The views expressed above are those of the advisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Wilshire 5000 Equity Index measures the performance of all equity securities of U.S. headquartered companies with readily available price data.

2 The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index.

3 The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

5 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

6 The Lehman Brothers High Yield Index covers the universe of fixed rate, non-investment grade debt.

7 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

MSF-1

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE

WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS UNIVERSAL BOND INDEX

Average Annual Returns as of June 30, 2008

	MetLife Moderate to Aggressive Allocation Portfolio		Wilshire 5000 Stock Index	Lehman Brothers Universal Bond Index
	Class A	Class B
6 Months	-9.8%	-9.9%	-10.9%	0.8%
1 Year	-11.8	-11.8	-12.5	6.2
Since Inception	5.7	5.8	6.3	4.5

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/2/05. Index since inception return is based on the Portfolio’s inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2008

Top Holdings

% of Total Net Assets
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	12.5%
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	9.7%
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	7.1%
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	6.2%
Metropolitan Series Fund, Inc.—Julius Baer International Stock Portfolio, (Class A)	6.0%
Met Investors Series Trust—MFS Research International Portfolio, (Class A)	5.9%
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	5.1%
Met Investors Series Trust—BlackRock Large Cap Core Portfolio, (Class A)	5.1%
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	4.9%
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	4.6%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
MetLife Moderate to Aggressive Allocation—Class A(a)(b)	Actual	0.79%	$1,000.00	$902.30	$3.74
	Hypothetical	0.79%	$1,000.00	$1,020.88	$3.97

MetLife Moderate to Aggressive Allocation—Class B(a)(b)	Actual	1.04%	$1,000.00	$901.10	$4.92
	Hypothetical	1.04%	$1,000.00	$1,019.62	$5.22

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 4 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MSF-3

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Mutual Funds—100.0% of Total Net Assets

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Met Investors Series Trust—BlackRock Large Cap Core Portfolio, (Class A)	13,464,939	$125,627,882
Met Investors Series Trust—Clarion Global Real Estate Portfolio, (Class A)	3,946,408	44,673,338
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	6,080,238	77,644,637
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	9,740,091	114,543,465
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	7,349,484	74,744,253
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	15,235,057	110,911,217
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	2,198,522	26,030,497
Met Investors Series Trust—Met/AIM Small Cap Growth Portfolio, (Class A)	6,203,793	75,500,161
Met Investors Series Trust—MFS Research International Portfolio, (Class A)	12,509,889	145,865,303
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	26,961,300	309,785,332
Metropolitan Series Fund, Inc.—BlackRock Large Cap Value Portfolio, (Class A)	14,710,017	175,049,205
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	7,579,111	239,878,856
Metropolitan Series Fund, Inc.—FI Mid Cap Opportunities Portfolio, (Class A)	4,075,654	79,760,549
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	11,297,514	126,984,063

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
Metropolitan Series Fund, Inc.—Julius Baer International Stock Portfolio, (Class A)	12,109,099	$148,941,920
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	3,934,136	121,132,041
Metropolitan Series Fund, Inc.—MFS Value Portfolio, (Class A)	7,927,470	97,190,783
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	3,834,024	75,261,882
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	4,146,697	50,299,437
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	10,812,884	153,218,569
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	8,758,575	103,526,356

Total Mutual Funds (Identified Cost $2,832,951,810)		2,476,569,746

Total Investments—100.0% (Identified Cost $2,832,951,810) (a)		2,476,569,746
Liabilities in excess of other assets		(1,167,695)

Total Net Assets—100%		$2,475,402,051

(a)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $2,832,951,810 and the unrealized depreciation of investment securities was $(356,382,064).

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$2,476,569,746	$0
Level 2 - Other Significant Observable Inputs	0	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$2,476,569,746	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a)		$2,476,569,746
Receivable for:
Securities sold		1,595,542
Fund shares sold		1,969,194

Total Assets		2,480,134,482
Liabilities
Payable for:
Fund shares redeemed	$3,564,736
Due to custodian bank	515,599
Accrued expenses:
Management fees	135,703
Service and distribution fees	490,184
Other expenses	26,209

Total Liabilities		4,732,431

Net Assets		$2,475,402,051

Net assets consists of:
Capital paid in		$2,713,393,758
Undistributed net investment income		37,767,479
Accumulated net realized gains		80,622,878
Unrealized depreciation on investments		(356,382,064)

Net Assets		$2,475,402,051

Computation of offering price:
Class A
Net asset value and redemption price per share ($164,633,199 divided by 15,020,163 shares outstanding)		$10.96

Class B
Net asset value and redemption price per share ($2,310,768,852 divided by 211,289,690 shares outstanding)		$10.94

(a) Identified cost of investments		$2,832,951,810

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends from Underlying Portfolios		$41,578,464

Expenses
Management fees	$788,503
Service and distribution fees—Class B	2,813,377
Directors’ fees and expenses	254
Custodian	13,509
Audit and tax services	9,822
Legal	18,568
Miscellaneous	3,075

Total Expenses		3,647,108

Net Investment Income		37,931,356

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(31,228,483)
Capital gains distributions from Underlying Portfolios	112,451,424	81,222,941

Change in unrealized depreciation on:
Investments—net		(367,808,941)

Net loss		(286,586,000)

Net Decrease in Net Assets From Operations		$(248,654,644)

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$37,931,356	$8,195,167
Net realized gain	81,222,941	43,067,482
Change in unrealized depreciation	(367,808,941)	(28,789,722)

Increase (decrease) in net assets from operations	(248,654,644)	22,472,927

From Distributions to Shareholders
Net investment income
Class A	(1,296,462)	(253,328)
Class B	(12,759,068)	(312,864)

	(14,055,530)	(566,192)

Net realized gain
Class A	(2,401,866)	(144,759)
Class B	(35,087,438)	(1,251,456)

	(37,489,304)	(1,396,215)

Total distributions	(51,544,834)	(1,962,407)

Increase in net assets from capital share transactions	403,690,865	1,631,789,973

Total increase in net assets	103,491,387	1,652,300,493

Net Assets
Beginning of the period	2,371,910,664	719,610,171

End of the period	$2,475,402,051	$2,371,910,664

Undistributed Net Investment Income
End of the period	$37,767,479	$13,891,653

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	3,701,863	$43,020,278	8,175,240	$102,020,544
Reinvestments	318,273	3,698,328	31,644	398,087
Redemptions	(1,501,952)	(17,444,114)	(2,444,633)	(30,451,289)

Net increase	2,518,184	$29,274,492	5,762,251	$71,967,342

Class B
Sales	37,128,284	$429,520,161	135,533,113	$1,684,958,265
Reinvestments	4,124,699	47,846,506	124,547	1,564,320
Redemptions	(8,928,858)	(102,950,294)	(10,185,495)	(126,699,954)

Net increase	32,324,125	$374,416,373	125,472,165	$1,559,822,631

Increase derived from capital share transactions		$403,690,865		$1,631,789,973

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005(a)
Net Asset Value, Beginning of Period	$12.43		$11.98	$11.05	$10.00

Income From Investment Operations
Net investment income	0.38	(b)	0.12 (b)	0.17	0.04
Net realized and unrealized gain (loss) of investments	(1.58)		0.38	1.39	1.05

Total from investment operations	(1.20)		0.50	1.56	1.09

Less Distributions
Distributions from net investment income	(0.09)		(0.03)	(0.18)	(0.04)
Distributions from net realized capital gains	(0.18)		(0.02)	(0.45)	0.00

Total distributions	(0.27)		(0.05)	(0.63)	(0.04)

Net Asset Value, End of Period	$10.96		$12.43	$11.98	$11.05

Total Return (%)	(9.8	)(c)	4.1	14.6	10.9	(c)
Ratio of operating expenses to average net assets (%) (d)	0.07	(e)	0.09	0.10	0.10	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (f)	0.07	(e)	0.09	0.11	0.34	(e)
Ratio of net investment income to average net assets (%) (g)	3.33	(e)	0.95	1.07	1.34	(e)
Portfolio turnover rate (%)	33	(e)	14	23	2	(e)
Net assets, end of period (000)	$164,633		$155,393	$80,728	$13,388

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007		2006	2005(a)
Net Asset Value, Beginning of Period	$12.39		$11.94		$11.04	$10.00

Income From Investment Operations
Net investment income	0.36	(b)	0.07	(b)	0.16	0.04
Net realized and unrealized gain (loss) of investments	(1.57)		0.40		1.36	1.05

Total from investment operations	(1.21)		0.47		1.52	1.08

Less Distributions
Distributions from net investment income	(0.06)		(0.00	)(h)	(0.17)	(0.04)
Distributions from net realized capital gains	(0.18)		(0.02)		(0.45)	0.00

Total distributions	(0.24)		(0.02)		(0.62)	(0.04)

Net Asset Value, End of Period	$10.94		$12.39		$11.94	$11.04

Total Return (%)	(9.9	)(c)	3.9		14.2	10.8	(c)
Ratio of operating expenses to average net assets (%) (d)	0.32	(e)	0.34		0.35	0.35	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (f)	0.32	(e)	0.34		0.36	0.59	(e)
Ratio of net investment income to average net assets (%) (g)	3.14	(e)	0.56		0.54	1.33	(e)
Portfolio turnover rate (%)	33	(e)	14		23	2	(e)
Net assets, end of period (000)	$2,310,769		$2,216,517		$638,882	$74,899

(a)	Commencement of operations was May 2, 2005.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	See Note 4 of the Notes to Financial Statements.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	Distributions for the period were less than $0.01.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Moderate to Aggressive Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios that are series of the Fund are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolios may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, as applicable, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Federal Income Taxes:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Asset Allocation Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$1,962,407	$4,201,348	$—	$5,509,947	$—	$—	$1,962,407	$9,711,295

MSF-9

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$20,838,854	$30,322,926	$11,045,991	$—	$62,207,771

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of Underlying Portfolios by the Asset Allocation Portfolio were $902,332,987 and $399,348,056, respectively.

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolio’s average daily net asset levels
$788,503	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Asset Allocation Portfolio’s Class B shares. Under the Distribution and Service Plan, the Class B shares of the Asset Allocation Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution and Service Plan for each class of the Asset Allocation Portfolio’s shares are calculated as percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares. Amounts paid by the Asset Allocation Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2008 to April 30, 2009, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including

MSF-10

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2008 to April 30, 2009 are 0.10% and 0.35% for Class A and B, respectively.

5.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

6.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the six months ended June 30, 2008 in which the Asset Allocation Portfolio had ownership of at least 5% of the outstanding voting securities at the end of the period are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/31/2007	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 6/30/2008
MIST—BlackRock Large Cap Core	8,731,788	4,792,167	59,016	13,464,939
MIST—Dreman Small Cap Value	6,807,033	1,409,415	2,136,210	6,080,238
MIST—Harris Oakmark International	9,526,664	3,897,942	3,684,515	9,740,091
MIST—Lazard Mid-Cap	9,408,702	2,383,349	4,442,567	7,349,484
MIST—Legg Mason Value Equity	13,315,850	3,360,674	1,441,467	15,235,057
MIST—Met/AIM Small Cap Growth	4,744,382	1,487,847	28,436	6,203,793
MIST—MFS Research International	0	12,551,415	41,526	12,509,889
MIST—PIMCO Total Return	25,217,908	5,381,226	3,637,834	26,961,300
MSF—BlackRock Large Cap Value	10,656,161	4,120,059	66,203	14,710,017
MSF—Davis Venture Value	6,545,574	1,158,288	124,751	7,579,111
MSF—FI Mid Cap Opportunities	3,300,219	855,876	80,441	4,075,654
MSF—Jennison Growth	7,141,902	4,204,656	49,044	11,297,514
MSF—Julius Baer International Stock	10,245,374	4,176,442	2,312,717	12,109,099
MSF—MFS Value	0	7,954,016	26,546	7,927,470
MSF—Neuberger Berman Mid Cap Value	8,041,241	1,216,697	5,423,914	3,834,024
MSF—Russell 2000 Index	3,308,763	857,280	19,346	4,146,697
MSF—T. Rowe Price Large Cap Growth	10,232,141	2,629,645	2,048,902	10,812,884
MSF—Western Asset Mgmt. Strategic Bond Opportunities	9,244,507	1,791,056	2,276,988	8,758,575

MSF-11

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Underlying Portfolio (Class A)	Realized Gain/ (Loss) during Period	Capital Gains Distributions during Period	Dividend Income during Period	Ending Value as of 6/30/2008
MIST—BlackRock Large Cap Core	$(75,973)	$4,119,618	$630,653	$125,627,882
MIST—Dreman Small Cap Value	788,223	2,814,917	749,359	77,644,637
MIST—Harris Oakmark International	(15,936,246)	25,661,224	2,997,254	114,543,465
MIST—Lazard Mid-Cap	(11,703,347)	8,472,022	1,390,618	74,744,253
MIST—Legg Mason Value Equity	(2,335,021)	5,234,871	384,047	110,911,217
MIST—Met/AIM Small Cap Growth	(48,671)	6,148,739	0	75,500,161
MIST—MFS Research International	(4,896)	0	0	145,865,303
MIST—PIMCO Total Return	3,245,688	7,639,447	12,556,825	309,785,332
MSF—BlackRock Large Cap Value	(109,938)	2,269,518	1,170,220	175,049,205
MSF—Davis Venture Value	639,064	1,251,715	3,006,993	239,878,856
MSF—FI Mid Cap Opportunities	14,656	0	274,077	79,760,549
MSF—Jennison Growth	(29,937)	7,854,753	2,277,797	126,984,063
MSF—Julius Baer International Stock	(2,993,041)	18,678,548	4,847,960	148,941,920
MSF—MFS Value	(5,175)	0	0	97,190,783
MSF—Neuberger Berman Mid Cap Value	(4,008,965)	1,879,333	1,308,507	75,261,882
MSF—Russell 2000 Index	(25,149)	2,293,280	584,561	50,299,437
MSF—T. Rowe Price Large Cap Growth	1,914,873	8,958,021	936,786	153,218,569
MSF—Western Asset Mgmt. Strategic Bond Opportunities	(90,196)	703,700	4,769,522	103,526,356

MSF-12

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-13

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the MetLife Stock Index Portfolio returned -12.0%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned -11.9%. The average return of its peer group, the Lipper Variable Insurance Products S&P 500 Index Funds Universe2, was -12.1% over the same period.

PORTFOLIO REVIEW

During the first quarter, the S&P 500 Index declined over 9%. This decline was primarily due to continued weakness in the economy, deteriorating financial market conditions, and further credit tightening. These factors contributed to the liquidity crisis that ultimately led to the collapse of Bear Stearns, formerly the 5th largest U.S. investment bank. On March 17th, JPMorgan Chase, with special financing provided by the Fed, entered into an agreement to acquire Bear Stearns. Following other initiatives by the Fed, including an expansion of its securities lending program via a Term Securities Lending Facility, the S&P 500 rebounded almost 5% in April.

On April 30th, the Federal Open Market Committee decided to lower the Federal Funds rate for the fourth time this year to 2.00% (225 basis points lower than year-end) due to an outlook that economic activity had weakened further. In June, the S&P 500 declined over 8% due to concerns that the Fed may begin to raise interest rates due to higher inflation, primarily caused by increases in the prices of energy and other commodities. Other contributors to the market decline included continued weakness in the housing market, slowing growth in consumer spending, and softening labor markets.

The price of oil rose from approximately $96 to $140 per barrel during the first half, up approximately 46% from year-end. Increasing global demand, weaknesses in refinery utilization and global geopolitical unrest contributed to supply concerns, increasing oil prices over the period. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, and unemployment rates.

Eight of the ten sectors comprising the S&P 500 Index experienced negative returns for the first six months of 2008. Energy, the best-performing sector, which had a beginning-of-year weight of 12.9%, was up 8.9%. The only other sector with a positive return was Materials (3.3% beginning weight), up 1.3%. The Financial sector (17.6% beginning weight), was the worst-performing sector, down 29.7%, providing the largest negative impact to the benchmark’s six-month return. The next worst-performing sectors were Telecomm Services (3.6% beginning weight), down 17.3%, Industrials (11.5% beginning weight), down 13.6%, and Consumer Discretionary (8.5% beginning weight), down 13.2%.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Wal-Mart Stores, up 19.3%; IBM, up 10.5%; and Chevron, up 7.7%. The stocks with the largest negative impact were American International Group, down 54.2%; Bank of America, down 40.0%; and General Electric, down 26.5%. There were 10 additions and 10 deletions to the benchmark in the first six months of 2008.

* The views expressed above are those of the advisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-1

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX

Average Annual Returns as of June 30, 2008

	MetLife Stock Index Portfolio			S&P 500 Index
	Class A	Class B	Class E
6 Months	-12.0%	-12.1%	-12.1%	-11.9%
1 Year	-13.3	-13.5	-13.5	-13.1
5 Year	7.3	7.0	7.1	7.6
10 Year	2.6	—	—	2.9
Since Inception	—	1.2	1.5	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/90, 1/2/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2008

Top Holdings

% of Total Net Assets
Exxon Mobil Corp.	4.1%
General Electric Co.	2.4%
Microsoft Corp.	2.0%
Chevron Corp.	1.8%
AT&T, Inc.	1.8%
Procter & Gamble Co.	1.7%
Johnson & Johnson	1.6%
International Business Machines Corp.	1.5%
Apple, Inc.	1.3%
ConocoPhillips	1.3%

Top Sectors

% of Equity Market Value
Information Technology	16.4%
Energy	16.2%
Financials	14.2%
Health Care	11.9%
Industrials	11.0%
Consumer Staples	10.8%
Consumer Discretionary	8.1%
Utilities	4.0%
Materials	3.9%
Telecomm Services	3.3%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
MetLife Stock Index—Class A(a)	Actual	0.28%	$1,000.00	$880.00	$1.31
	Hypothetical	0.28%	$1,000.00	$1,023.45	$1.41

MetLife Stock Index—Class B(a)	Actual	0.53%	$1,000.00	$878.60	$2.48
	Hypothetical	0.53%	$1,000.00	$1,022.19	$2.66

MetLife Stock Index—Class E(a)	Actual	0.43%	$1,000.00	$879.20	$2.01
	Hypothetical	0.43%	$1,000.00	$1,022.70	$2.16

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—99.8% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.7%
Boeing Co.	350,271	$23,019,810
General Dynamics Corp.	185,747	15,639,897
Goodrich Corp.	58,301	2,766,965
Honeywell International, Inc.	345,643	17,378,930
L-3 Communications Holdings, Inc.	57,176	5,195,583
Lockheed Martin Corp.	157,450	15,534,017
Northrop Grumman Corp.	159,442	10,666,670
Precision Castparts Corp.	64,931	6,257,401
Raytheon Co.	197,173	11,096,896
Rockwell Collins, Inc.	74,926	3,593,451
United Technologies Corp.	453,635	27,989,280

		139,138,900

Air Freight & Logistics—0.9%
C. H. Robinson Worldwide, Inc.	79,553	4,362,687
Expeditors International of Washington, Inc. (a)	99,422	4,275,146
FedEx Corp.	144,529	11,387,440
United Parcel Service, Inc. (Class B)	475,847	29,250,315

		49,275,588

Airlines—0.1%
Southwest Airlines Co.	341,090	4,447,814

Auto Components—0.2%
Johnson Controls, Inc.	276,607	7,933,089
The Goodyear Tire & Rubber Co.	112,132	1,999,313

		9,932,402

Automobiles—0.2%
Ford Motor Co. (a) (b)	1,045,054	5,026,710
General Motors Corp. (a)	263,898	3,034,827
Harley-Davidson, Inc. (a)	110,265	3,998,209

		12,059,746

Beverages—2.5%
Anheuser-Busch Cos., Inc.	332,382	20,647,570
Brown-Forman Corp. (Class B) (a)	39,315	2,971,035
Coca-Cola Enterprises, Inc.	134,091	2,319,774
Constellation Brands, Inc. (a) (b)	91,076	1,808,769
Molson Coors Brewing Co.	65,233	3,544,109
Pepsi Bottling Group, Inc.	63,103	1,761,836
PepsiCo, Inc.	739,316	47,013,104
The Coca-Cola Co.	931,138	48,400,553

		128,466,750

Biotechnology—1.5%
Amgen, Inc. (b)	507,469	23,932,238
Biogen Idec, Inc. (b)	136,585	7,633,736
Celgene Corp. (b)	203,168	12,976,340
Genzyme Corp. (b)	124,601	8,973,764
Gilead Sciences, Inc. (b)	429,986	22,767,759

		76,283,837

Security Description	Shares	Value*

Building Products—0.1%
Masco Corp. (a)	168,597	$2,652,031

Capital Markets—2.8%
American Capital Strategies, Ltd. (a)	94,575	2,248,048
Ameriprise Financial, Inc.	103,551	4,211,419
E*TRADE Financial Corp. (a) (b)	220,506	692,389
Federated Investors, Inc. (Class B) (a)	40,391	1,390,258
Franklin Resources, Inc.	72,718	6,664,605
Janus Capital Group, Inc.	68,293	1,807,716
Legg Mason, Inc.	65,784	2,866,209
Lehman Brothers Holdings, Inc. (a)	324,724	6,432,782
Merrill Lynch & Co., Inc.	459,288	14,564,023
Morgan Stanley	516,074	18,614,789
Northern Trust Corp.	89,272	6,121,381
State Street Corp.	198,861	12,725,115
T. Rowe Price Group, Inc. (a)	121,053	6,835,863
The Bank of New York Mellon Corp.	533,162	20,169,519
The Charles Schwab Corp.	432,856	8,890,862
The Goldman Sachs Group, Inc.	183,748	32,137,525

		146,372,503

Chemicals—2.1%
Air Products & Chemicals, Inc.	98,196	9,707,657
Ashland, Inc.	26,108	1,258,406
E. I. du Pont de Nemours & Co.	419,842	18,007,023
Eastman Chemical Co. (a)	35,535	2,446,940
Ecolab, Inc.	81,796	3,516,410
Hercules, Inc.	52,724	892,617
International Flavors & Fragrances, Inc.	37,524	1,465,687
Monsanto Co.	255,795	32,342,720
PPG Industries, Inc.	76,489	4,388,174
Praxair, Inc.	145,952	13,754,517
Rohm & Haas Co. (a)	58,468	2,715,254
Sigma-Aldrich Corp. (a)	60,090	3,236,447
The Dow Chemical Co.	433,693	15,140,223

		108,872,075

Commercial Banks—2.2%
BB&T Corp. (a)	254,897	5,804,005
Comerica, Inc. (a)	70,148	1,797,893
Fifth Third Bancorp (a)	267,915	2,727,375
First Horizon National Corp. (a)	87,065	646,893
Huntington Bancshares, Inc. (a)	170,699	984,933
KeyCorp.	226,315	2,484,939
M&T Bank Corp. (a)	35,928	2,534,361
Marshall & Ilsley Corp. (a)	120,815	1,852,094
National City Corp. (a)	354,403	1,690,502
PNC Financial Services Group, Inc.	161,209	9,205,034
Regions Financial Corp. (a)	323,867	3,533,389
SunTrust Banks, Inc.	164,102	5,943,774
U.S. Bancorp	811,322	22,627,771
Wachovia Corp.	996,460	15,475,024
Wells Fargo & Co.	1,539,437	36,561,629
Zions Bancorp (a)	50,133	1,578,688

		115,448,304

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Services & Supplies—0.5%
Allied Waste Industries, Inc. (b)	157,229	$1,984,230
Avery Dennison Corp.	49,633	2,180,378
Cintas Corp.	60,890	1,614,194
Equifax, Inc. (a)	60,373	2,029,740
Monster Worldwide, Inc. (a) (b)	57,934	1,194,020
Pitney Bowes, Inc.	96,756	3,299,379
R.R. Donnelley & Sons Co.	98,958	2,938,063
Robert Half International, Inc.	74,028	1,774,451
Waste Management, Inc.	228,717	8,624,918

		25,639,373

Communications Equipment—2.5%
Ciena Corp. (a) (b)	42,023	973,673
Cisco Systems, Inc. (b)	2,753,466	64,045,619
Corning, Inc. (b)	734,102	16,921,051
JDS Uniphase Corp. (a) (b)	107,130	1,216,997
Juniper Networks, Inc. (b)	244,692	5,427,269
Motorola, Inc.	1,051,217	7,715,933
QUALCOMM, Inc.	754,512	33,477,697
Tellabs, Inc. (a) (b)	185,247	861,398

		130,639,637

Computers & Peripherals—4.7%
Apple, Inc. (b)	410,947	68,808,966
Dell, Inc. (b)	942,014	20,611,266
EMC Corp. (b)	963,591	14,155,152
Hewlett-Packard Co.	1,149,554	50,821,782
International Business Machines Corp.	640,214	75,884,565
Lexmark International, Inc. (Class A) (b)	44,375	1,483,456
NetApp, Inc. (b)	160,125	3,468,308
QLogic Corp. (b)	61,791	901,531
SanDisk Corp. (b)	104,757	1,958,956
Sun Microsystems, Inc. (b)	364,409	3,964,770
Teradata Corp. (b)	83,762	1,938,253

		243,997,005

Construction & Engineering—0.2%
Fluor Corp.	41,347	7,693,850
Jacobs Engineering Group, Inc.	56,777	4,581,904

		12,275,754

Construction Materials—0.1%
Vulcan Materials Co. (a)	51,013	3,049,557

Consumer Finance—0.7%
American Express Co.	539,965	20,340,481
Capital One Financial Corp. (a)	174,887	6,647,455
Discover Financial Services	223,424	2,942,494
SLM Corp.	217,605	4,210,657

		34,141,087

Containers & Packaging—0.1%
Ball Corp.	45,577	2,175,846
Bemis Co., Inc. (a)	46,449	1,041,387

Security Description	Shares	Value*

Containers & Packaging—(Continued)
Pactiv Corp. (b)	60,962	$1,294,223
Sealed Air Corp.	74,646	1,419,020

		5,930,476

Distributors—0.1%
Genuine Parts Co.	76,360	3,029,965

Diversified Consumer Services—0.1%
Apollo Group, Inc. (Class A) (b)	64,318	2,846,715
H&R Block, Inc.	151,663	3,245,588

		6,092,303

Diversified Financial Services—3.4%
Bank of America Corp.	2,075,555	49,543,498
CIT Group, Inc. (a)	131,735	897,115
Citigroup, Inc.	2,537,661	42,531,199
CME Group, Inc.	25,412	9,737,624
IntercontinentalExchange, Inc. (b)	32,894	3,749,916
JPMorgan Chase & Co.	1,609,567	55,224,255
Leucadia National Corp. (a)	82,438	3,869,640
Moody’s Corp. (a)	94,670	3,260,435
NYSE Euronext (a)	123,523	6,257,675

		175,071,357

Diversified Telecommunication Services—2.9%
AT&T, Inc.	2,769,251	93,296,066
CenturyTel, Inc.	49,152	1,749,320
Citizens Communications Co. (a)	151,137	1,713,894
Embarq Corp.	68,773	3,250,900
Qwest Communications International, Inc. (a)	709,226	2,787,258
Verizon Communications, Inc.	1,328,750	47,037,750
Windstream Corp.	208,489	2,572,754

		152,407,942

Electric Utilities—2.3%
Allegheny Energy, Inc. (b)	78,324	3,924,816
American Electric Power Co., Inc.	187,192	7,530,734
Duke Energy Corp.	589,469	10,244,971
Edison International	151,869	7,803,029
Entergy Corp.	89,265	10,754,647
Exelon Corp.	305,780	27,507,969
FirstEnergy Corp.	142,092	11,698,434
FPL Group, Inc.	190,235	12,475,611
Pepco Holdings, Inc.	93,875	2,407,894
Pinnacle West Capital Corp. (a)	46,908	1,443,359
PPL Corp.	173,882	9,088,812
Progress Energy, Inc.	121,808	5,095,229
The Southern Co. (a)	357,617	12,487,986

		122,463,491

Electrical Equipment—0.5%
Cooper Industries, Ltd. (Class A)	81,112	3,203,924
Emerson Electric Co.	363,936	17,996,635
Rockwell Automation, Inc.	68,401	2,991,176

		24,191,735

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Electronic Equipment & Instruments—0.3%
Agilent Technologies, Inc. (b)	167,855	$5,965,567
Jabil Circuit, Inc.	97,498	1,599,942
Molex, Inc. (a)	64,892	1,584,014
Tyco Electronics, Ltd.	222,819	7,981,376

		17,130,899

Energy Equipment & Services—3.6%
Baker Hughes, Inc.	143,576	12,539,928
BJ Services Co.	136,981	4,375,173
Cameron International Corp. (b)	100,993	5,589,963
ENSCO International, Inc. (a)	67,284	5,432,510
Halliburton Co.	406,636	21,580,172
Nabors Industries, Ltd. (a) (b)	131,223	6,460,108
National Oilwell Varco, Inc. (b)	193,523	17,169,361
Noble Corp.	125,277	8,137,994
Rowan Cos., Inc. (a) (b)	52,490	2,453,907
Schlumberger, Ltd.	556,128	59,744,831
Smith International, Inc. (b)	93,643	7,785,479
Transocean, Inc. (b)	148,635	22,650,488
Weatherford International, Ltd. (b)	316,771	15,708,674

		189,628,588

Exchange Traded Funds—0.2%
SPDR Trust, Series 1 (a)	100,200	12,823,596

Food & Staples Retailing—2.7%
Costco Wholesale Corp.	201,952	14,164,913
CVS Caremark Corp.	666,269	26,364,264
Safeway, Inc.	204,163	5,828,854
Supervalu, Inc.	98,949	3,056,535
Sysco Corp.	279,972	7,702,030
The Kroger Co.	308,388	8,903,161
Wal-Mart Stores, Inc.	1,084,579	60,953,340
Walgreen Co.	461,677	15,009,119
Whole Foods Market, Inc. (a)	65,354	1,548,236

		143,530,452

Food Products—1.5%
Archer-Daniels-Midland Co.	300,149	10,130,029
Campbell Soup Co.	100,441	3,360,756
ConAgra Foods, Inc.	227,293	4,382,209
Dean Foods Co. (a) (b)	70,824	1,389,567
General Mills, Inc.	156,169	9,490,390
H.J. Heinz Co.	146,899	7,029,117
Hershey Co. (a)	78,314	2,567,133
Kellogg Co.	118,308	5,681,150
Kraft Foods, Inc. (Class A)	706,661	20,104,505
McCormick & Co., Inc.	59,753	2,130,792
Sara Lee Corp.	329,227	4,033,031
Tyson Foods, Inc. (Class A)	127,449	1,904,088
Wm. Wrigley Jr., Co.	100,072	7,783,600

		79,986,367

Security Description	Shares	Value*

Gas Utilities—0.1%
Nicor, Inc. (a)	21,040	$896,094
Questar Corp.	80,775	5,738,256

		6,634,350

Health Care Equipment & Supplies—2.1%
Baxter International, Inc.	292,437	18,698,422
Becton, Dickinson & Co.	113,766	9,249,176
Boston Scientific Corp. (b)	627,699	7,714,421
C.R. Bard, Inc.	46,276	4,069,974
Covidien, Ltd.	232,863	11,151,809
Hospira, Inc. (b)	74,158	2,974,477
Intuitive Surgical, Inc. (b)	18,041	4,860,245
Medtronic, Inc.	523,471	27,089,624
St. Jude Medical, Inc. (b)	157,950	6,456,996
Stryker Corp. (a)	111,330	7,000,431
Varian Medical Systems, Inc. (b)	58,555	3,036,077
Zimmer Holdings, Inc. (b)	107,904	7,342,867

		109,644,519

Health Care Providers & Services—1.8%
Aetna, Inc.	225,977	9,158,848
AmerisourceBergen Corp.	75,053	3,001,369
Cardinal Health, Inc.	166,343	8,579,972
Cigna Corp.	130,894	4,632,339
Coventry Health Care, Inc. (b)	70,696	2,150,572
Express Scripts, Inc. (b)	117,065	7,342,317
Humana, Inc. (b)	78,874	3,136,819
Laboratory Corp. of America Holdings (a) (b)	51,880	3,612,404
McKesson Corp.	129,247	7,226,200
Medco Health Solutions, Inc. (b)	236,166	11,147,035
Patterson Cos., Inc. (a) (b)	60,292	1,771,982
Quest Diagnostics, Inc. (a)	73,560	3,565,453
Tenet Healthcare Corp. (a) (b)	223,332	1,241,726
UnitedHealth Group, Inc.	572,730	15,034,163
WellPoint, Inc. (b)	245,264	11,689,282

		93,290,481

Health Care Technology—0.0%
IMS Health, Inc.	84,525	1,969,433

Hotels, Restaurants & Leisure—1.2%
Carnival Corp.	203,589	6,710,293
Darden Restaurants, Inc.	65,280	2,085,043
International Game Technology	144,312	3,604,914
Marriott International, Inc.	140,075	3,675,568
McDonald’s Corp.	528,365	29,704,680
Starbucks Corp. (a) (b)	339,339	5,341,196
Starwood Hotels & Resorts Worldwide, Inc.	87,022	3,486,972
Wendy’s International, Inc.	40,856	1,112,100
Wyndham Worldwide Corp.	82,446	1,476,608
Yum! Brands, Inc.	220,818	7,748,504

		64,945,878

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—0.4%
Black & Decker Corp. (a)	28,495	$1,638,747
Centex Corp. (a)	57,558	769,550
D.R. Horton, Inc. (a)	128,094	1,389,820
Fortune Brands, Inc.	71,638	4,470,928
Harman International Industries, Inc. (a)	27,120	1,122,497
KB Home (a)	35,908	607,922
Leggett & Platt, Inc. (a)	77,530	1,300,178
Lennar Corp. (Class A) (a)	65,187	804,408
Newell Rubbermaid, Inc.	129,070	2,167,085
Pulte Homes, Inc. (a)	99,574	958,898
Snap-On, Inc.	26,873	1,397,665
The Stanley Works (a)	36,536	1,637,909
Whirlpool Corp. (a)	35,019	2,161,723

		20,427,330

Household Products—2.3%
Colgate-Palmolive Co.	236,703	16,356,177
Kimberly-Clark Corp.	195,043	11,659,671
Procter & Gamble Co.	1,423,074	86,537,130
The Clorox Co.	64,251	3,353,902

		117,906,880

Independent Power Producers & Energy Traders—0.3%
Constellation Energy Group	83,148	6,826,451
Dynegy, Inc. (b)	231,592	1,980,111
The AES Corp. (b)	313,148	6,015,573

		14,822,135

Industrial Conglomerates—3.1%
3M Co.	328,287	22,845,492
General Electric Co.	4,646,058	124,003,288
Textron, Inc.	116,177	5,568,364
Tyco International, Ltd.	224,784	9,000,351

		161,417,495

Insurance—3.5%
ACE, Ltd.	155,176	8,548,646
Aflac, Inc.	221,567	13,914,407
American International Group, Inc.	1,253,305	33,162,450
Aon Corp.	139,244	6,396,869
Assurant, Inc.	44,638	2,944,322
Cincinnati Financial Corp.	76,054	1,931,772
Genworth Financial, Inc. (Class A)	201,770	3,593,524
Lincoln National Corp.	120,868	5,477,738
Loews Corp. (a)	168,767	7,915,172
Marsh & McLennan Cos., Inc.	238,460	6,331,113
MBIA, Inc. (a) (b)	98,935	434,325
MetLife, Inc. (c)	331,092	17,471,725
Principal Financial Group, Inc.	120,678	5,064,856
Prudential Financial, Inc.	203,231	12,141,020
SAFECO Corp.	41,909	2,814,608
The Allstate Corp.	256,728	11,704,229
The Chubb Corp.	170,363	8,349,491
The Hartford Financial Services Group, Inc.	146,695	9,472,096
The Progressive Corp.	315,805	5,911,870

Security Description	Shares	Value*

Insurance—(Continued)
The Travelers Cos., Inc.	281,867	$12,233,028
Torchmark Corp.	41,860	2,455,089
UnumProvident Corp.	161,442	3,301,489
XL Capital, Ltd. (Class A)	83,454	1,715,814

		183,285,653

Internet & Catalog Retail—0.3%
Amazon.com, Inc. (a) (b)	144,072	10,564,800
Expedia, Inc. (a) (b)	97,403	1,790,267
IAC/InterActiveCorp (b)	84,465	1,628,485

		13,983,552

Internet Software & Services—1.7%
Akamai Technologies, Inc. (a) (b)	78,421	2,728,266
eBay, Inc. (b)	515,258	14,082,001
Google, Inc. (b)	108,341	57,032,869
VeriSign, Inc. (a) (b)	90,757	3,430,615
Yahoo!, Inc. (b)	641,312	13,249,506

		90,523,257

IT Services—0.9%
Affiliated Computer Services, Inc. (Class A) (a) (b)	44,930	2,403,306
Automatic Data Processing, Inc.	241,648	10,125,051
Cognizant Technology Solutions Corp. (Class A) (b)	134,655	4,377,634
Computer Sciences Corp. (a) (b)	70,450	3,299,878
Convergys Corp. (b)	57,595	855,862
Electronic Data Systems Corp.	234,381	5,775,148
Fidelity National Information Services, Inc.	80,035	2,954,092
Fiserv, Inc. (b)	76,414	3,466,903
Paychex, Inc.	149,495	4,676,204
The Western Union Co.	344,920	8,526,422
Total Systems Services, Inc.	92,378	2,052,639
Unisys Corp. (b)	166,058	655,929

		49,169,068

Leisure Equipment & Products—0.1%
Eastman Kodak Co. (a)	134,343	1,938,569
Hasbro, Inc.	64,622	2,308,298
Mattel, Inc.	168,699	2,888,127

		7,134,994

Life Sciences Tools & Services—0.4%
Applied Biosystems, Inc.	78,618	2,632,131
Millipore Corp. (a) (b)	25,679	1,742,577
PerkinElmer, Inc.	55,186	1,536,930
Thermo Fisher Scientific, Inc. (b)	194,938	10,863,895
Waters Corp. (a) (b)	46,661	3,009,634

		19,785,167

Machinery—1.9%
Caterpillar, Inc.	286,560	21,153,859
Cummins, Inc.	94,678	6,203,303

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—(Continued)
Danaher Corp.	118,743	$9,178,834
Deere & Co.	200,876	14,489,186
Dover Corp.	88,272	4,269,717
Eaton Corp.	76,724	6,519,238
Illinois Tool Works, Inc.	185,198	8,798,757
Ingersoll-Rand Co., Ltd. (Class A) (a)	148,133	5,544,618
ITT Industries, Inc.	84,688	5,363,291
Paccar, Inc.	170,206	7,119,717
Pall Corp.	55,877	2,217,199
Parker-Hannifin Corp.	78,184	5,576,083
Terex Corp.	46,752	2,401,650
The Manitowoc Co., Inc. (a)	60,602	1,971,383

		100,806,835

Media—2.8%
CBS Corp. (Class B)	317,439	6,186,886
Clear Channel Communications, Inc.	232,076	8,169,075
Comcast Corp. (Class A) (b)	1,380,163	26,181,692
Gannett Co., Inc. (a)	106,596	2,309,935
Interpublic Group of Cos., Inc. (a)	219,986	1,891,880
Meredith Corp. (a)	17,253	488,087
News Corp. (Class A)	1,073,471	16,145,004
Omnicom Group, Inc.	149,300	6,700,584
Scripps Networks Interactive, Inc. (b)	41,839	1,604,526
The DIRECTV Group, Inc. (a) (b)	331,145	8,579,967
The McGraw-Hill Cos., Inc.	149,766	6,008,612
The New York Times Co. (Class A) (a)	67,018	1,031,407
The Walt Disney Co.	888,053	27,707,254
The Washington Post Co. (Class B)	2,709	1,589,912
Time Warner, Inc.	1,667,953	24,685,704
Viacom, Inc. (Class B) (b)	294,951	9,007,804

		148,288,329

Metals & Mining—1.4%
AK Steel Holding Corp.	52,212	3,602,628
Alcoa, Inc.	379,931	13,533,142
Allegheny Technologies, Inc. (a)	47,127	2,793,689
Freeport-McMoRan Copper & Gold, Inc.	178,629	20,933,532
Newmont Mining Corp.	211,633	11,038,777
Nucor Corp.	146,158	10,913,618
Titanium Metals Corp. (a)	45,564	637,440
United States Steel Corp. (a)	54,870	10,138,879

		73,591,705

Multi-Utilities—1.2%
Ameren Corp.	97,641	4,123,379
CenterPoint Energy, Inc.	153,012	2,455,843
CMS Energy Corp. (a)	105,010	1,564,649
Consolidated Edison, Inc. (a)	127,082	4,967,635
Dominion Resources, Inc.	269,419	12,794,708
DTE Energy Co.	76,048	3,227,477
Integrys Energy Group, Inc.	35,623	1,810,717
NiSource, Inc.	127,814	2,290,427
PG&E Corp.	166,527	6,609,457
Public Service Enterprise Group, Inc.	237,027	10,886,650

Security Description	Shares	Value*

Multi-Utilities—(Continued)
Sempra Energy	116,691	$6,587,207
TECO Energy, Inc. (a)	98,238	2,111,135
Xcel Energy, Inc. (a)	200,833	4,030,718

		63,460,002

Multiline Retail—0.7%
Big Lots, Inc. (a) (b)	38,050	1,188,682
Dillard’s, Inc. (a)	26,668	308,549
Family Dollar Stores, Inc. (a)	65,115	1,298,393
J.C. Penney Co., Inc. (a)	103,497	3,755,906
Kohl’s Corp. (b)	142,971	5,724,559
Macy’s, Inc.	195,995	3,806,223
Nordstrom, Inc. (a)	81,893	2,481,358
Sears Holdings Corp. (a) (b)	32,614	2,402,347
Target Corp.	362,878	16,870,198

		37,836,215

Office Electronics—0.1%
Xerox Corp.	419,106	5,683,077

Oil, Gas & Consumable Fuels—12.5%
Anadarko Petroleum Corp.	218,204	16,330,387
Apache Corp.	155,495	21,613,805
Cabot Oil & Gas Corp.	45,572	3,086,591
Chesapeake Energy Corp. (a)	224,184	14,787,177
Chevron Corp.	964,128	95,574,009
ConocoPhillips	718,974	67,863,956
Consol Energy, Inc.	85,194	9,573,250
Devon Energy Corp.	207,968	24,989,435
El Paso Corp.	327,371	7,117,045
EOG Resources, Inc.	115,743	15,185,482
Exxon Mobil Corp.	2,462,864	217,052,204
Hess Corp.	130,970	16,527,104
Marathon Oil Corp.	329,991	17,116,633
Massey Energy Co.	37,520	3,517,500
Murphy Oil Corp.	88,555	8,682,818
Noble Energy, Inc.	80,273	8,072,253
Occidental Petroleum Corp.	382,563	34,377,111
Peabody Energy Corp. (a)	126,558	11,143,432
Range Resources Corp.	72,023	4,720,387
Southwestern Energy Co. (b)	159,398	7,588,939
Spectra Energy Corp.	295,036	8,479,335
Sunoco, Inc.	54,468	2,216,303
Tesoro Corp. (a)	64,198	1,269,194
The Williams Cos., Inc.	272,408	10,980,766
Valero Energy Corp.	246,349	10,144,652
XTO Energy, Inc.	238,058	16,309,354

		654,319,122

Paper & Forest Products—0.2%
International Paper Co. (a)	199,326	4,644,296
MeadWestvaco Corp. (a)	80,977	1,930,492
Weyerhaeuser Co. (a)	98,472	5,035,858

		11,610,646

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Personal Products—0.2%
Avon Products, Inc.	198,923	$7,165,207
The Estee Lauder Cos., Inc. (Class A) (a)	53,314	2,476,435

		9,641,642

Pharmaceuticals—6.1%
Abbott Laboratories	719,369	38,104,976
Allergan, Inc.	143,339	7,460,795
Barr Pharmaceuticals, Inc. (b)	50,371	2,270,725
Bristol-Myers Squibb Co.	922,740	18,943,852
Eli Lilly & Co.	461,076	21,283,268
Forest Laboratories, Inc. (b)	142,055	4,934,991
Johnson & Johnson	1,313,631	84,519,018
King Pharmaceuticals, Inc. (b)	114,955	1,203,579
Merck & Co., Inc.	1,000,551	37,710,767
Mylan, Inc. (a)	141,911	1,712,866
Pfizer, Inc.	3,153,429	55,090,405
Schering-Plough Corp.	755,782	14,881,347
Watson Pharmaceuticals, Inc. (a) (b)	48,682	1,322,690
Wyeth	621,503	29,807,284

		319,246,563

Real Estate Investment Trusts—1.2%
Apartment Investment & Management Co. (Class A) (a)	41,832	1,424,798
AvalonBay Communities, Inc. (a)	35,881	3,199,150
Boston Properties, Inc.	55,795	5,033,825
Developers Diversified Realty Corp.	55,833	1,937,963
Equity Residential	126,088	4,825,388
General Growth Properties, Inc.	124,685	4,367,715
HCP, Inc. (a)	109,490	3,482,877
Host Hotels & Resorts, Inc.	243,422	3,322,710
Kimco Realty Corp. (a)	118,259	4,082,301
Plum Creek Timber Co., Inc. (a)	79,758	3,406,464
ProLogis	122,196	6,641,353
Public Storage, Inc. (a)	57,556	4,649,949
Simon Property Group, Inc.	104,764	9,417,236
Vornado Realty Trust	63,004	5,544,352

		61,336,081

Real Estate Management & Development—0.0%
CB Richard Ellis Group, Inc. (a) (b)	81,041	1,555,987

Road & Rail—1.1%
Burlington Northern Santa Fe Corp.	136,664	13,651,367
CSX Corp.	188,729	11,854,068
Norfolk Southern Corp.	175,149	10,976,588
Ryder System, Inc.	26,801	1,846,053
Union Pacific Corp.	240,869	18,185,610

		56,513,686

Semiconductors & Semiconductor Equipment—2.5%
Advanced Micro Devices, Inc. (a) (b)	282,750	1,648,432
Altera Corp. (b)	139,740	2,892,618
Analog Devices, Inc.	135,232	4,296,321
Applied Materials, Inc.	631,807	12,061,196

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
Broadcom Corp. (b)	208,479	$5,689,392
Intel Corp.	2,669,966	57,350,870
KLA-Tencor Corp. (a)	79,270	3,227,082
Linear Technology Corp. (a)	103,416	3,368,259
LSI Logic Corp. (a) (b)	297,131	1,824,384
MEMC Electronic Materials, Inc. (b)	106,157	6,532,902
Microchip Technology, Inc. (a)	86,210	2,632,853
Micron Technology, Inc. (a) (b)	354,644	2,127,864
National Semiconductor Corp.	100,606	2,066,447
Novellus Systems, Inc. (a) (b)	46,548	986,352
NVIDIA Corp. (b)	258,575	4,840,524
Teradyne, Inc. (b)	79,977	885,345
Texas Instruments, Inc.	616,560	17,362,330
Xilinx, Inc. (a)	130,171	3,286,818

		133,079,989

Software—3.5%
Adobe Systems, Inc. (b)	247,896	9,764,623
Autodesk, Inc.	104,388	3,529,358
BMC Software, Inc. (b)	89,031	3,205,116
CA, Inc. (a)	181,990	4,202,149
Citrix Systems, Inc. (a) (b)	85,550	2,516,026
Compuware Corp. (b)	121,964	1,163,537
Electronic Arts, Inc. (b)	148,423	6,594,434
Intuit, Inc. (b)	149,630	4,125,299
Microsoft Corp.	3,733,399	102,705,806
Novell, Inc. (b)	164,946	971,532
Oracle Corp. (b)	1,848,967	38,828,307
Symantec Corp. (a) (b)	391,602	7,577,499

		185,183,686

Specialty Retail—1.5%
Abercrombie & Fitch Co. (Class A)	40,512	2,539,292
AutoNation, Inc. (a) (b)	62,415	625,398
AutoZone, Inc. (b)	20,039	2,424,919
Bed Bath & Beyond, Inc. (a) (b)	120,690	3,391,389
Best Buy Co., Inc. (a)	161,236	6,384,946
GameStop Corp. (Class A) (b)	75,377	3,045,231
Limited Brands, Inc. (a)	139,602	2,352,294
Lowe’s Cos., Inc.	682,300	14,157,725
Office Depot, Inc. (b)	127,300	1,392,662
RadioShack Corp. (a)	61,153	750,347
Staples, Inc.	327,276	7,772,805
The Gap, Inc.	209,221	3,487,714
The Home Depot, Inc.	791,024	18,525,782
The Sherwin-Williams Co. (a)	46,077	2,116,317
Tiffany & Co.	58,720	2,392,840
TJX Cos., Inc.	197,964	6,229,927

		77,589,588

Textiles, Apparel & Luxury Goods—0.4%
Coach, Inc. (b)	159,088	4,594,461
Jones Apparel Group, Inc.	40,362	554,978
Liz Claiborne, Inc. (a)	44,180	625,147
Nike, Inc.	176,842	10,541,552

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—(Continued)
Polo Ralph Lauren Corp. (a)	26,878	$1,687,401
VF Corp.	40,695	2,896,670

		20,900,209

Thrifts & Mortgage Finance—0.5%
Countrywide Financial Corp. (a)	271,910	1,155,618
Federal Home Loan Mortgage Corp.	301,453	4,943,829
Federal National Mortgage Association	496,106	9,679,028
Hudson City Bancorp, Inc. (a)	241,980	4,036,226
MGIC Investment Corp. (a)	58,295	356,182
Sovereign Bancorp, Inc. (a) (b)	223,316	1,643,606
Washington Mutual, Inc. (a)	493,546	2,433,182

		24,247,671

Tobacco—1.6%
Altria Group, Inc.	976,221	20,071,104
Lorillard, Inc. (b)	81,070	5,606,801
Philip Morris International, Inc.	983,204	48,560,445
Reynolds American, Inc. (a)	79,840	3,726,133
UST, Inc. (a)	68,911	3,763,230

		81,727,713

Trading Companies & Distributors—0.1%
W.W. Grainger, Inc.	30,313	2,479,603

Security Description	Shares	Value*

Wireless Telecommunication Services—0.4%
American Tower Corp. (Class A) (b)	184,853	$7,810,039
Sprint Nextel Corp. (b)	1,328,925	12,624,788

		20,434,827

Total Common Stock (Identified Cost $4,755,464,765)		5,219,452,902

Short Term Investments—3.7%
Security Description	Face Amount/Shares	Value*

Discount Notes—0.2%
Federal Home Loan Bank 2.006%, 07/01/08	$14,100,000	14,100,000

Mutual Funds—3.5%
State Street Navigator Securities Lending Prime Portfolio (d)	182,057,621	182,057,621

Total Short Term Investments (Identified Cost $196,157,621)		196,157,621

Total Investments—103.5% (Identified Cost $4,951,622,386) (e)		5,415,610,523
Liabilities in excess of other assets		(184,466,984)

Total Net Assets—100%		$5,231,143,539

(a)	A portion or all of the security was held on loan. As of June 30, 2008, the market value of securities loaned was $199,733,455 and the collateral received consisted of cash in the amount of $182,057,621 and non-cash collateral with a value of $24,202,860. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Non-Income Producing.
(c)	Affiliated Issuer. See below.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $4,951,622,386 and the composition of unrealized appreciation and depreciation of investment securities was $1,280,477,153 and $ (816,489,016), respectively.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 6/30/2008	Net Unrealized Depreciation
S&P 500 Index Futures	9/8/2008	30	$10,242,525	$9,608,250	$(634,275)

Affiliated Issuer

Security Description	Number of Shares Held at 12/31/2007	Shares Purchased Since 12/31/2007	Shares Sold Since 12/31/2007	Number of Shares Held on 6/30/08	Realized Gain on Shares Sold	Income For Period Ended 6/30/08
MetLife, Inc.	349,275	5,487	(23,670)	331,092	$628,846	$0

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$5,398,663,809	$(634,275)
Level 2 - Other Significant Observable Inputs	16,946,714	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$5,415,610,523	$(634,275)

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a) (b)		$5,415,610,523
Cash		8,496
Receivable for:
Securities sold		3,278,294
Fund shares sold		1,141,896
Accrued interest and dividends		7,022,422
Futures variation margin		8,250

Total Assets		5,427,069,881
Liabilities
Payable for:
Securities purchased	$8,155,955
Fund shares redeemed	3,560,799
Collateral for securities loaned	182,057,621
Accrued expenses:
Management fees	1,095,097
Service and distribution fees	240,530
Other expenses	816,340

Total Liabilities		195,926,342

Net Assets		$5,231,143,539

Net assets consists of:
Capital paid in		$4,652,047,765
Undistributed net investment income		49,795,880
Accumulated net realized gains		65,946,032
Unrealized appreciation on investments and futures contracts		463,353,862

Net Assets		$5,231,143,539

Computation of offering price:
Class A
Net asset value and redemption price per share ($4,021,499,236 divided by 130,623,546 shares outstanding)		$30.79

Class B
Net asset value and redemption price per share ($977,346,106 divided by 32,567,363 shares outstanding)		$30.01

Class E
Net asset value and redemption price per share ($232,298,197 divided by 7,579,221 shares outstanding)		$30.65

(a) Identified cost of investments		$4,951,622,386

(b)	Includes cash collateral for securities loaned of $182,057,621.

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends		$58,171,147
Interest		952,116 (a)

		59,123,263
Expenses
Management fees	$6,933,761
Service and distribution fees—Class B	1,270,520
Service and distribution fees—Class E	188,238
Directors’ fees and expenses	14,852
Custodian	220,972
Audit and tax services	17,781
Legal	41,431
Printing	676,295
Insurance	36,091
Miscellaneous	84,262

Total Expenses	9,484,203
Management fee waivers	(194,145)	9,290,058

Net Investment Income		49,833,205

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	89,588,541
Futures contracts—net	(1,554,751)	88,033,790

Change in unrealized depreciation on:
Investments—net	(865,873,485)
Futures contracts—net	(141,985)	(866,015,470)

Net loss		(777,981,680)

Net Decrease in Net Assets From Operations		$(728,148,475)

(a)	Includes income on securities loaned of $871,207.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$49,833,205	$96,551,278
Net realized gain	88,033,790	200,860,417
Change in unrealized depreciation	(866,015,470)	(17,016,969)

Increase (decrease) in net assets from operations	(728,148,475)	280,394,726

From Distributions to Shareholders
Net investment income
Class A	(75,462,441)	(43,678,879)
Class B	(15,801,366)	(8,803,969)
Class E	(4,055,168)	(2,690,749)

	(95,318,975)	(55,173,597)

Net realized gain
Class A	(161,847,077)	(84,906,392)
Class B	(39,854,897)	(21,923,608)
Class E	(9,579,599)	(6,012,759)

	(211,281,573)	(112,842,759)

Total distributions	(306,600,548)	(168,016,356)

Increase in net assets from capital share transactions	159,678,233	585,539,125

Total increase (decrease) in net assets	(875,070,790)	697,917,495

Net Assets
Beginning of the period	6,106,214,329	5,408,296,834

End of the period	$5,231,143,539	$6,106,214,329

Undistributed Net Investment Income
End of the period	$49,795,880	$95,281,650

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	5,873,963	$197,223,017	34,990,203	$1,297,764,619
Reinvestments	7,124,273	237,309,518	3,487,531	128,585,271
Redemptions	(10,296,377)	(347,380,043)	(24,307,503)	(904,992,455)

Net increase	2,701,859	$87,152,492	14,170,231	$521,357,435

Class B
Sales	2,854,300	$93,580,491	8,914,415	$322,546,020
Reinvestments	1,713,028	55,656,263	853,544	30,727,577
Redemptions	(2,306,072)	(75,656,632)	(7,494,071)	(271,598,959)

Net increase	2,261,256	$73,580,122	2,273,888	$81,674,638

Class E
Sales	196,464	$6,607,796	593,708	$21,859,230
Reinvestments	411,057	13,634,767	237,024	8,703,508
Redemptions	(636,561)	(21,296,944)	(1,297,297)	(48,055,686)

Net decrease	(29,040)	$(1,054,381)	(466,565)	$(17,492,948)

Increase derived from capital share transactions		$159,678,233		$585,539,125

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$37.00		$36.26	$33.20	$32.27	$29.45	$23.41

Income From Investment Operations
Net investment income	0.62	(a)	0.63 (a)	0.58	0.55	0.54	0.38
Net realized and unrealized gain (loss) of investments	(4.92)		1.26	4.37	0.90	2.54	6.11

Total from investment operations	(4.30)		1.89	4.95	1.45	3.08	6.49

Less Distributions
Distributions from net investment income	(0.61)		(0.39)	(0.70)	(0.52)	(0.26)	(0.45)
Distributions from net realized capital gains	(1.30)		(0.76)	(1.19)	0.00	0.00	0.00

Total distributions	(1.91)		(1.15)	(1.89)	(0.52)	(0.26)	(0.45)

Net Asset Value, End of Period	$30.79		$37.00	$36.26	$33.20	$32.27	$29.45

Total Return (%)	(12.0	)(b)	5.2	15.5	4.6	10.5	28.2
Ratio of operating expenses to average net assets (%)	0.28	(c)	0.28	0.30	0.29	0.30	0.31
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.29	(c)	0.29	0.31	0.29	N/A	N/A
Ratio of net investment income to average net assets (%)	1.85	(c)	1.69	1.63	1.59	1.73	1.48
Portfolio turnover rate (%)	10	(c)	12	9	8	3	1
Net assets, end of period (000)	$4,021,499		$4,733,145	$4,125,102	$3,942,484	$4,139,893	$3,931,839

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$36.07		$35.38	$32.41	$31.52	$28.80	$22.92

Income From Investment Operations
Net investment income	0.52	(a)	0.52 (a)	0.47	0.39	0.41	0.34
Net realized and unrealized gain (loss) of investments	(4.76)		1.24	4.28	0.95	2.53	5.95

Total from investment operations	(4.24)		1.76	4.75	1.34	2.94	6.29

Less Distributions
Distributions from net investment income	(0.52)		(0.31)	(0.59)	(0.45)	(0.22)	(0.41)
Distributions from net realized capital gains	(1.30)		(0.76)	(1.19)	0.00	0.00	0.00

Total distributions	(1.82)		(1.07)	(1.78)	(0.45)	(0.22)	(0.41)

Net Asset Value, End of Period	$30.01		$36.07	$35.38	$32.41	$31.52	$28.80

Total Return (%)	(12.1	)(b)	5.0	15.2	4.4	10.3	27.9
Ratio of operating expenses to average net assets (%)	0.53	(c)	0.53	0.55	0.54	0.55	0.56
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.54	(c)	0.54	0.56	0.54	N/A	N/A
Ratio of net investment income to average net assets (%)	1.60	(c)	1.43	1.38	1.36	1.59	1.24
Portfolio turnover rate (%)	10	(c)	12	9	8	3	1
Net assets, end of period (000)	$977,346		$1,092,993	$991,777	$765,425	$508,908	$251,793

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$36.81		$36.09	$33.04	$32.11	$29.33	$23.34

Income From Investment Operations
Net investment income	0.57	(a)	0.57 (a)	0.52	0.47	0.47	0.40
Net realized and unrealized gain (loss) of investments	(4.88)		1.25	4.35	0.93	2.56	6.02

Total from investment operations	(4.31)		1.82	4.87	1.40	3.03	6.42

Less Distributions
Distributions from net investment income	(0.55)		(0.34)	(0.63)	(0.47)	(0.25)	(0.43)
Distributions from net realized capital gains	(1.30)		(0.76)	(1.19)	0.00	0.00	0.00

Total distributions	(1.85)		(1.10)	(1.82)	(0.47)	(0.25)	(0.43)

Net Asset Value, End of Period	$30.65		$36.81	$36.09	$33.04	$32.11	$29.33

Total Return (%)	(12.1	)(b)	5.1	15.3	4.5	10.4	28.0
Ratio of operating expenses to average net assets (%)	0.43	(c)	0.43	0.45	0.44	0.45	0.46
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.44	(c)	0.44	0.46	0.44	N/A	N/A
Ratio of net investment income to average net assets (%)	1.70	(c)	1.53	1.48	1.44	1.67	1.34
Portfolio turnover rate (%)	10	(c)	12	9	8	3	1
Net assets, end of period (000)	$232,298		$280,076	$291,417	$287,568	$293,266	$142,284

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Stock Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-16

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in

MSF-17

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$57,542,999	$103,997,904	$110,473,357	$172,818,947	$—	$—	$168,016,356	$276,816,851

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$97,037,207	$209,114,940	$1,307,432,781	$—	$1,613,584,928

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$289,807,840	$0	$374,988,126

MSF-18

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.25% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2008 were $6,933,761.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the six months ended June 30, 2008 were $637,906.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2008 to April 30, 2009, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. Amounts waived for the six months ended June 30, 2008 are shown as management fee waivers in the Statement of Operations.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2008 are footnoted in the Schedule of Investments.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a

MSF-19

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-20

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-21

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the MFS Total Return Portfolio returned -6.8%, compared to its benchmark, a blend of the Standard & Poor’s 500 Index1 (60%) and the Lehman Brothers Aggregate Bond Index2 (40%), which returned -6.7%. The average return of its peer group, the Lipper Variable Insurance Products Mixed-Asset Target Allocation Moderate Funds Universe3, was -5.8% over the same period.

PORTFOLIO REVIEW

Throughout the first half of 2008 a sluggish global economy and credit concerns continued to beleaguer investors. The outlook for economic growth and limiting inflation clearly deteriorated as food and fuel costs hit record highs around the world. Rising commodity prices drove prices higher for both companies and consumers, and inflationary pressures began to seriously affect world growth.

Economic data underscored the high probability of weaker growth ahead for the U.S. economy. Investors, business owners, and central bankers struggled to assess how hard the U.S. slowing would impact global growth.

Manufacturers worldwide are being buffeted by the dual pressures of slowing U.S. demand and rising commodity costs. Strong regional currencies and a weak dollar are hurting demand for exports to the U.S., and many regions count the United States as their largest export market.

The housing market and its related credit problems remain the primary weights on the U.S. economy, and there is no easy fix for the situation. While housing was the primary drag on economic growth, the drastic rise in commodity prices, led by oil, is adding to the pressure.

Many central banks around the world are reevaluating their monetary policies to combat inflation. The U.S. Federal Reserve Board (the “Fed”) opted to keep rates steady at 2.0% and said price pressures have increased. However, the Fed stopped short of stating that inflation was a greater concern than slowing growth. It was the fist time since the credit crisis began last August that the Fed did not cut rates at a meeting. The central bank did reiterate that it would act as needed to promote economic expansion and stable prices.

Amid the uncertain outlook, stock markets have retreated worldwide in 2008. Some $11 trillion in market capitalization has been erased this year, and credit-related losses have topped $400 billion.

Within the equity portion of the Portfolio, an overweight position in the financial services sector was the primary detractor relative to the S&P 500 Index. Holdings of financial services firms Bear Stearns, UBS, and Lehman Brothers Holdings were among the Portfolio’s top detractors. Insurance and investment firms, Genworth Financial and Hartford Financial Services, also held back relative results.

Stock selection in the basic materials and leisure sectors detracted from relative performance. Within the leisure sector, cruise line operator Royal Caribbean Cruises was a top detractor. In other sectors, health insurer Wellpoint, wireless telecommunications provider Qwest, and retail giant Wal-Mart Stores also hampered relative returns. Not owning oil service company Schlumberger hindered results as the company’s stock outperformed the S&P 500 Index over the reporting period.

Within the fixed income portion of the Portfolio, overweighting commercial mortgage-backed securities and exposure to credit quality, particularly holdings of “BBB” rated securities, detracted from results. The yield curve(y) effect was also a factor holding back relative performance.

Within the equity portion of the Portfolio, a combination of stock selection and an underweight position in the technology sector boosted relative performance. Not owning weak-performing software giant Microsoft had a positive impact on relative returns.

Stock selection in the industrial goods and services and consumer staples sectors aided relative performance. Within the industrial goods and services sector, our underweight position in conglomerate General Electric helped. Food company General Mills, within the consumer staples sector, was also among the Portfolio’s top contributors.

Stocks in other sectors that turned in strong results included oil and gas companies, Hess, Apache Corp., TOTAL (France), and Devon Energy, pharmaceutical company Wyeth, and credit card company VISA. Our positioning in insurance company American International Group (AIG) also contributed to relative performance.

Within the fixed income portion of the Portfolio, yield was a positive contributor to the Portfolio’s relative performance as the Portfolio held bonds that produced a greater level of income than the benchmark. Our underweight in Agency securities and overweight in Treasury securities had a positive impact on relative returns. Positioning in the utilities sector also helped relative results.

* The views expressed above are those of the subadvisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

3 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-1

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of June 30, 2008

	MFS Total Return Portfolio				Lehman Brothers Aggregate Bond Index	S&P 500 Index
	Class A	Class B	Class E	Class F
6 Months	-6.8%	-6.9%	-6.9%	-6.9%	1.1%	-11.9%
1 Year	-8.2	-8.4	-8.3	-8.4	7.1	-13.1
5 Year	6.3	6.0	—	—	3.9	7.6
10 Year	4.2	—	—	—	5.7	2.9
Since Inception	—	4.8	4.8	2.2	—	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, Class E and Class F shares are: 5/1/87, 5/1/02, 4/26/04 and 5/2/06, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2008

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	11.9%
U.S. Treasury Notes	6.1%
Federal Home Loan Mortgage Corp.	4.5%
Exxon Mobil Corp.	2.2%
U.S. Treasury Bonds	1.8%
Lockheed Martin Corp.	1.7%
Total S.A. (ADR)	1.6%
The Allstate Corp.	1.4%
Philip Morris International, Inc.	1.3%
Wyeth	1.3%

Top Equity Sectors

% of Equity Market Value
Financial Services	19.2%
Energy	16.8%
Utilities & Communications	12.5%
Consumer Staples	9.7%
Health Care	9.4%

Top Fixed Income Sectors

% of Fixed Income Market Value
Mortgage-Backed	39.6%
High Grade Corporates	23.2%
U.S. Treasuries	19.5%
Commercial Mortgage-Backed	6.3%
U.S. Government Agencies	3.9%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
MFS Total Return—Class A	Actual	0.59%	$1,000.00	$932.10	$2.83
	Hypothetical	0.59%	$1,000.00	$1,021.89	$2.97

MFS Total Return—Class B	Actual	0.84%	$1,000.00	$930.90	$4.03
	Hypothetical	0.84%	$1,000.00	$1,020.63	$4.22

MFS Total Return—Class E	Actual	0.74%	$1,000.00	$931.40	$3.55
	Hypothetical	0.74%	$1,000.00	$1,021.13	$3.72

MFS Total Return—Class F	Actual	0.79%	$1,000.00	$931.20	$3.79
	Hypothetical	0.79%	$1,000.00	$1,020.88	$3.97

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—58.4% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.2%
Lockheed Martin Corp.	269,929	$26,631,195
Northrop Grumman Corp.	154,666	10,347,155
Raytheon Co.	15,660	881,345
United Technologies Corp.	203,320	12,544,844

		50,404,539

Air Freight & Logistics—0.2%
United Parcel Service, Inc. (Class B)	53,580	3,293,563

Auto Components—0.5%
Johnson Controls, Inc.	255,810	7,336,631

Automobiles—0.1%
Harley-Davidson, Inc. (a)	59,720	2,165,447

Beverages—1.2%
Diageo, Plc. (GBP)	412,746	7,576,459
Heineken NV (EUR)	44,000	2,236,799
PepsiCo, Inc.	145,785	9,270,468

		19,083,726

Biotechnology—0.5%
Amgen, Inc. (b)	61,210	2,886,664
Genzyme Corp. (b)	73,480	5,292,029

		8,178,693

Building Products—0.2%
Masco Corp. (a)	168,480	2,650,190

Capital Markets—3.5%
Franklin Resources, Inc.	70,450	6,456,742
Invesco, Ltd. (a)	89,500	2,146,210
Legg Mason, Inc.	20,110	876,193
Merrill Lynch & Co., Inc. (a)	164,436	5,214,266
State Street Corp.	160,940	10,298,551
The Bank of New York Mellon Corp.	433,490	16,398,927
The Goldman Sachs Group, Inc.	69,870	12,220,263
UBS AG (CHF)	68,154	1,410,614

		55,021,766

Chemicals—1.2%
Air Products & Chemicals, Inc.	44,164	4,366,053
PPG Industries, Inc. (a)	199,130	11,424,088
Praxair, Inc.	8,300	782,192
Rohm & Haas Co. (a)	38,400	1,783,296

		18,355,629

Commercial Banks—1.1%
East West Bancorp, Inc. (a)	62,100	438,426
PNC Financial Services Group, Inc.	165,420	9,445,482
SunTrust Banks, Inc. (a)	113,480	4,110,245
UnionBanCal Corp. (a)	40,090	1,620,438
Wachovia Corp. (a)	136,400	2,118,292

		17,732,883

Security Description	Shares	Value*

Communications Equipment—0.2%
Cisco Systems, Inc. (b)	21,700	$504,742
Nokia Corp. (ADR)	112,300	2,751,350

		3,256,092

Computers & Peripherals—1.5%
Hewlett-Packard Co.	105,430	4,661,060
International Business Machines Corp.	147,590	17,493,843
SanDisk Corp. (a) (b)	51,800	968,660

		23,123,563

Consumer Finance—0.3%
American Express Co.	115,870	4,364,823

Containers & Packaging—0.0%
Smurfit-Stone Container Corp. (a) (b)	7,645	31,115

Diversified Financial Services—2.0%
Bank of America Corp.	476,154	11,365,796
Deutsche Boerse AG (EUR)	28,400	3,186,963
JPMorgan Chase & Co.	481,800	16,530,558

		31,083,317

Diversified Telecommunication Services—2.3%
AT&T, Inc.	596,304	20,089,482
Embarq Corp.	247,315	11,690,580
Rogers Communications, Inc. (CAD)	20,900	811,666
Telus Corp. (Non-Voting Shares) (CAD)	23,810	969,790
Verizon Communications, Inc.	83,107	2,941,988

		36,503,506

Electric Utilities—1.7%
American Electric Power Co., Inc.	130,030	5,231,107
DPL, Inc. (a)	69,030	1,821,011
Entergy Corp.	26,878	3,238,261
FPL Group, Inc.	145,370	9,533,365
Pepco Holdings, Inc.	74,530	1,911,694
PPL Corp.	90,306	4,720,295

		26,455,733

Electronic Equipment & Instruments—0.2%
Flextronics International, Ltd. (b)	242,610	2,280,534
Samsung Electronics Co., Ltd. (144A) (GDR)	5,167	1,522,973

		3,803,507

Energy Equipment & Services—0.7%
Halliburton Co. (a)	86,410	4,585,779
Helix Energy Solutions Group, Inc. (a) (b)	27,600	1,149,264
Nabors Industries, Ltd. (a) (b)	22,600	1,112,598
Noble Corp.	62,880	4,084,685
North American Energy Partners, Inc. (b)	20,300	440,104

		11,372,430

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Food & Staples Retailing—1.7%
CVS Caremark Corp.	284,733	$11,266,885
Safeway, Inc.	153,920	4,394,416
The Kroger Co.	106,780	3,082,739
Wal-Mart Stores, Inc.	74,350	4,178,470
Walgreen Co. (a)	138,440	4,500,684

		27,423,194

Food Products—2.2%
General Mills, Inc.	199,310	12,112,069
Hain Celestial Group, Inc. (a) (b)	6,400	150,272
Kellogg Co.	190,520	9,148,770
Nestle S.A. (CHF)	297,910	13,432,810

		34,843,921

Health Care Equipment & Supplies—0.6%
Advanced Medical Optics, Inc. (a) (b)	137,700	2,580,498
Boston Scientific Corp. (b)	194,640	2,392,126
The Cooper Cos., Inc. (a)	36,090	1,340,743
Zimmer Holdings, Inc. (b)	57,400	3,906,070

		10,219,437

Health Care Providers & Services—0.7%
DaVita, Inc. (b)	38,380	2,039,129
UnitedHealth Group, Inc.	128,500	3,373,125
WellPoint, Inc. (b)	121,630	5,796,886

		11,209,140

Hotels, Restaurants & Leisure—0.6%
Royal Caribbean Cruises, Ltd. (a)	291,170	6,542,590
Wyndham Worldwide Corp. (a)	157,900	2,827,989

		9,370,579

Household Durables—0.4%
Jarden Corp. (a) (b)	148,220	2,703,533
Pulte Homes, Inc. (a)	180,490	1,738,119
Toll Brothers, Inc. (a) (b)	70,610	1,322,525

		5,764,177

Household Products—0.7%
Procter & Gamble Co.	101,500	6,172,215
The Clorox Co.	83,810	4,374,882

		10,547,097

Independent Power Producers & Energy Traders—0.4%
NRG Energy, Inc. (a) (b)	154,270	6,618,183

Industrial Conglomerates—0.4%
3M Co.	36,880	2,566,479
General Electric Co.	133,455	3,561,914

		6,128,393

Insurance—4.1%
Aon Corp.	24,900	1,143,906
Aspen Insurance Holdings, Ltd.	40,400	956,268

Security Description	Shares	Value*

Insurance—(Continued)
Assured Guaranty, Ltd. (a)	29,100	$523,509
Conseco, Inc. (b)	287,860	2,855,571
Genworth Financial, Inc. (Class A)	659,290	11,741,955
Max Capital Group, Ltd. (a)	124,840	2,662,837
Principal Financial Group, Inc. (a)	29,670	1,245,250
Prudential Financial, Inc.	32,250	1,926,615
The Allstate Corp.	466,756	21,279,406
The Chubb Corp.	58,660	2,874,927
The Hartford Financial Services Group, Inc.	214,267	13,835,220
The Travelers Cos., Inc.	96,830	4,202,422

		65,247,886

IT Services—1.0%
Accenture, Ltd. (Class A)	153,799	6,262,695
Automatic Data Processing, Inc.	80,750	3,383,425
Fidelity National Information Services, Inc.	89,940	3,319,686
The Western Union Co.	26,100	645,192
Visa, Inc.	35,520	2,888,131

		16,499,129

Machinery—1.3%
Danaher Corp. (a)	47,400	3,664,020
Eaton Corp.	58,410	4,963,098
Ingersoll-Rand Co., Ltd. (Class A)	107,470	4,022,602
Kennametal, Inc.	94,850	3,087,367
Timkin Co.	157,300	5,181,462

		20,918,549

Media—1.3%
Omnicom Group, Inc.	178,980	8,032,622
The Walt Disney Co.	250,690	7,821,528
Time Warner Cable, Inc. (Class A) (a) (b)	122,820	3,252,274
WPP Group, Plc. (GBP)	135,300	1,301,775

		20,408,199

Metals & Mining—0.1%
Century Aluminum Co. (a) (b)	33,720	2,242,043

Multi-Utilities—2.0%
CMS Energy Corp. (a)	79,580	1,185,742
Dominion Resources, Inc.	98,312	4,668,837
PG&E Corp. (a)	242,050	9,606,965
Public Service Enterprise Group, Inc.	135,040	6,202,387
Sempra Energy	170,020	9,597,629

		31,261,560

Multiline Retail—0.6%
Macy’s, Inc.	475,690	9,237,900
Nordstrom, Inc. (a)	24,500	742,350

		9,980,250

Oil, Gas & Consumable Fuels—10.0%
Apache Corp.	137,890	19,166,710
Chevron Corp.	123,216	12,214,402

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
ConocoPhillips	51,210	$4,833,712
Devon Energy Corp.	119,200	14,323,072
El Paso Corp. (a)	218,100	4,741,494
EOG Resources, Inc.	27,900	3,660,480
Exxon Mobil Corp.	395,674	34,870,750
Hess Corp.	155,440	19,614,973
Marathon Oil Corp.	215,510	11,178,504
Sunoco, Inc. (a)	50,960	2,073,562
The Williams Cos., Inc.	199,670	8,048,698
Total S.A. (ADR)	290,070	24,734,269

		159,460,626

Pharmaceuticals—3.7%
Abbott Laboratories	28,048	1,485,703
GlaxoSmithKline, Plc. (GBP)	94,520	2,087,787
Johnson & Johnson	210,378	13,535,721
Merck & Co., Inc.	334,573	12,610,056
Merck KGaA (EUR) (a)	23,620	3,354,446
Pfizer, Inc.	80,920	1,413,672
Roche Holding AG (CHF) (b)	20,300	3,646,754
Wyeth	421,340	20,207,467

		58,341,606

Road & Rail—0.5%
Burlington Northern Santa Fe Corp.	57,055	5,699,224
Norfolk Southern Corp.	39,980	2,505,547

		8,204,771

Semiconductors & Semiconductor Equipment—0.7%
Intel Corp.	523,260	11,239,625

Software—0.9%
Oracle Corp. (b)	641,530	13,472,130
Synopsys, Inc. (b)	15,400	368,214

		13,840,344

Specialty Retail—0.5%
Advance Auto Parts, Inc.	16,090	624,775
PetSmart, Inc. (a)	62,360	1,244,082
Staples, Inc.	203,790	4,840,012
The Sherwin-Williams Co. (a)	45,840	2,105,431

		8,814,300

Textiles, Apparel & Luxury Goods—0.6%
Nike, Inc.	155,200	9,251,472

Thrifts & Mortgage Finance—0.4%
New York Community Bancorp, Inc. (a)	86,280	1,539,235
Sovereign Bancorp, Inc. (a) (b)	581,700	4,281,312

		5,820,547

Tobacco—1.6%
Altria Group, Inc.	78,396	1,611,822
Lorillard, Inc. (b)	66,900	4,626,804
Philip Morris International, Inc. (b)	399,890	19,750,567

		25,989,193

Security Description	Shares	Value*

Trading Companies & Distributors—0.6%
W.W. Grainger, Inc. (a)	83,860	$6,859,748
WESCO International, Inc. (a)	81,680	3,270,467

		10,130,215

Wireless Telecommunication Services—0.2%
Vodafone Group, Plc. (ADR)	109,993	3,240,394

Total Common Stock (Identified Cost $945,079,199)		927,231,983

Fixed Income—40.1%
Security Description	Face Amount	Value*

Aerospace & Defense—0.1%
BAE Systems Holdings, Inc. (144A) 5.200%, 08/15/15	$1,718,000	1,646,810

Asset Backed—0.3%
AESOP Funding, LLC (144A) 2.860%, 08/20/09	73,333	72,954
Bayview Financial (144A) 3.183%, 12/28/40 (c)	1,510,000	1,158,112
Capital Trust, Ltd. 5.160%, 06/25/35	1,600,000	1,321,500
Connecticut RRB Special Purpose Trust 6.210%, 12/30/11 (c)	300,000	309,940
Countrywide Asset-Backed Certificates 4.575%, 07/25/35	3,715	3,687
4.823%, 08/25/35	39,701	39,540
5.689%, 10/25/36	930,000	827,086
GMAC Mortgage Corp. Loan Trust 5.805%, 10/25/36 (c)	1,077,000	564,860
Jet Equipment Trust (144A) 11.440%, 11/01/14 (d) (e) (f)	300,000	0
Residential Asset Mortgage Products, Inc. 4.109%, 01/25/29	29,047	28,990
4.971%, 09/25/34	752,000	718,688
Residential Funding Mortgage Securities II, Inc. 5.320%, 12/25/35	1,190,000	459,052

		5,504,409

Auto Components—0.1%
Johnson Controls, Inc. 5.500%, 01/15/16	1,408,000	1,350,777

Beverages—0.4%
Diageo, Plc. 5.500%, 04/01/13	2,140,000	2,166,712
Dr Pepper Snapple Group, Inc. (144A) 6.120%, 05/01/13	430,000	435,859
6.820%, 05/01/18	533,000	535,199
Miller Brewing Co. (144A) 5.500%, 08/15/13	2,921,000	2,985,218

		6,122,988

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Capital Markets—0.6%
Lehman Brothers Holdings, Inc. 6.500%, 07/19/17	$1,960,000	$1,813,233
Merrill Lynch & Co., Inc. 6.110%, 01/29/37	1,270,000	1,008,642
6.150%, 04/25/13	1,160,000	1,124,273
Morgan Stanley 5.750%, 10/18/16	1,156,000	1,068,573
6.625%, 04/01/18	713,000	675,585
6.750%, 04/15/11	1,180,000	1,210,438
The Goldman Sachs Group, Inc. 5.625%, 01/15/17	1,972,000	1,827,171

		8,727,915

Chemicals—0.1%
PPG Industries, Inc. 5.750%, 03/15/13	1,511,000	1,537,893

Commercial Banks—0.5%
Bank One Corp. 8.000%, 04/29/27	100,000	108,269
Nordea Bank (144A) 5.424%, 12/29/49 (c)	610,000	523,753
Royal Bank of Scotland Group, Plc. (144A) 6.990%, 10/29/49 (c)	360,000	324,010
U.S. Bancorp 7.500%, 06/01/26	400,000	429,444
Unicredito Italiano Capital Trust (144A) 9.200%, 10/05/49 (c)	1,412,000	1,447,774
Wachovia Corp. 5.250%, 08/01/14	3,334,000	3,104,247
WOORI Bank 6.125%, 05/03/16 (c)	2,620,000	2,537,619

		8,475,116

Commercial Mortgage-Backed Securities—2.8%
Banc of America Commercial Mortgage, Inc. 5.482%, 01/15/17 (c)	272,233	243,186
5.936%, 02/10/51 (c)	3,280,000	3,123,225
BlackRock Capital Finance, L.P. 7.750%, 09/25/26	97,458	58,475
Bruce Mansfield Unit 6.850%, 06/01/34	2,390,000	2,418,779
Chase Commercial Mortgage Securities Corp. 7.543%, 07/15/32	33,202	33,532
Citigroup Commercial Mortgage Trust 5.889%, 12/10/49 (c)	3,630,000	3,449,447
Countrywide Commercial Mortgage Trust 5.653%, 02/12/39 (c)	560,000	518,183
Credit Suisse Mortgage Capital Certificates 5.343%, 12/15/39	880,078	790,520
5.695%, 09/15/40 (c)	1,735,738	1,635,934
GE Capital Commercial Mortgage Corp. 5.518%, 03/10/44 (c)	1,000,000	916,397
General Electric Capital Assurance Co. (144A) 5.743%, 05/12/35	35,000	34,061

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Greenwich Capital Commercial Funding Corp. 4.305%, 08/10/42	$326,945	$324,596
4.915%, 01/05/36 (c)	500,000	481,137
5.317%, 06/10/36 (c)	1,341,434	1,318,311
5.475%, 02/10/17	3,025,000	2,700,922
JPMorgan Chase Commercial Mortgage Securities Corp. 4.780%, 07/15/42	1,384,000	1,277,810
4.948%, 09/12/37 (c)	1,400,000	1,303,457
5.038%, 03/15/46	480,060	458,575
5.379%, 05/15/41 (c)	1,292,933	1,268,846
5.475%, 04/15/43 (c)	2,260,000	2,160,221
5.552%, 05/12/45	949,000	908,030
6.007%, 06/15/49 (c)	1,900,000	1,817,413
6.065%, 04/15/45 (c)	2,260,000	2,219,962
Merrill Lynch Mortgage Trust 6.023%, 07/12/17 (c)	929,000	652,976
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.810%, 06/12/50 (c)	1,735,738	1,647,995
Morgan Stanley Capital I, Inc. 5.150%, 06/13/41	250,000	250,107
5.168%, 01/14/42	199,571	192,513
Morgan Stanley Capital I, Inc. (144A) 0.619%, 11/15/30 (c) (g)	16,631,784	185,381
Multi-Family Capital Access One, Inc. 6.650%, 01/15/24	128,367	128,950
Spirit Master Funding, LLC (144A) 5.050%, 07/20/23	1,300,844	996,330
Structured Asset Securities Corp. 4.670%, 03/25/35	427,429	410,506
The Bear Stearns Commercial Mortgage Securities, Inc. 4.680%, 08/13/39	150,000	146,170
Wachovia Bank Commercial Mortgage Trust 4.847%, 10/15/41	2,245,000	2,125,555
5.083%, 03/15/42 (c)	1,748,241	1,673,517
5.513%, 12/15/43 (c)	612,500	421,628
5.795%, 07/15/45 (c)	1,360,000	1,264,989
6.100%, 02/15/51 (c)	3,000,000	2,895,041
6.159%, 06/15/45 (c)	1,530,000	1,452,180

		43,904,857

Commercial Services & Supplies—0.2%
The Western Union Co. 5.400%, 11/17/11	2,140,000	2,128,335
Waste Management, Inc. 7.375%, 08/01/10	1,061,000	1,108,300

		3,236,635

Construction & Engineering—0.1%
CRH America, Inc. 6.950%, 03/15/12	1,409,000	1,409,889

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Consumer Finance—0.2%
American Express Co. 5.500%, 09/12/16	$1,997,000	$1,896,985
Capital One Financial Corp. 6.150%, 09/01/16	1,330,000	1,172,448
Dean Witter Discover & Co. 6.750%, 01/01/16	260,000	251,774

		3,321,207

Diversified Financial Services—1.7%
Bank of America Corp. (144A) 5.490%, 03/15/19	696,000	631,021
Citigroup, Inc. 5.000%, 09/15/14	1,105,000	1,023,411
DBS Capital Funding Corp. (144A) 7.657%, 03/31/49 (c)	1,190,000	1,203,182
Deutsche Telekom International Finance BV 5.750%, 03/23/16	1,949,000	1,901,665
Duke Capital, LLC 8.000%, 10/01/19	1,253,000	1,370,660
Enel Finance International S.A. 6.250%, 09/15/17	1,920,000	1,942,796
General Electric Capital Corp. 5.250%, 12/06/17	660,000	634,479
5.375%, 10/20/16	685,000	674,079
5.450%, 01/15/13	572,000	583,923
8.500%, 07/24/08	553,000	554,611
GlaxoSmithKline Capital, Inc. 4.850%, 05/15/13	546,000	545,264
HSBC Finance Corp. 5.250%, 01/14/11	1,300,000	1,303,125
MidAmerican Funding, LLC 6.927%, 03/01/29	699,000	755,105
MUFG Capital Finance 6.346%, 07/29/49 (c)	1,711,000	1,483,081
Natixis 10.000%, 04/29/49 (c)	1,749,000	1,745,555
ORIX Corp. 5.480%, 11/22/11	2,170,000	2,006,729
PNC Funding Corp. 5.625%, 02/01/17	1,080,000	1,007,110
Telecom Italia Capital S.A. 5.250%, 11/15/13	753,000	711,318
UBS Preferred Funding Trust V 6.243%, 05/12/49 (c)	2,180,000	1,910,151
UFJ Finance Aruba AEC 6.750%, 07/15/13	1,320,000	1,386,714
Unicredit Luxembourg Finance S.A. 6.000%, 10/31/17	1,520,000	1,459,314
ZFS Finance USA Trust I (144A) 5.875%, 05/09/32 (c)	500,000	456,070
6.500%, 05/09/37 (c)	1,950,000	1,701,972

		26,991,335

Diversified Telecommunication Services—0.5%
AT&T, Inc. 6.500%, 09/01/37	1,507,000	1,458,503
BellSouth Corp. 6.550%, 06/15/34 (a)	1,212,000	1,170,523

Security Description	Face Amount	Value*

Diversified Telecommunication Services—(Continued)
France Telecom S.A. 7.750%, 03/01/11 (c)	$346,000	$366,428
Telus Corp. 8.000%, 06/01/11	1,918,000	2,059,291
Verizon New York, Inc. 6.875%, 04/01/12	3,102,000	3,235,064

		8,289,809

Electric Utilities—1.0%
Entergy Louisiana, LLC 8.090%, 01/02/17	677,028	659,371
Exelon Generation Co., LLC 6.200%, 10/01/17	860,000	837,641
6.950%, 06/15/11	2,478,000	2,561,189
FirstEnergy Corp. 6.450%, 11/15/11	2,426,000	2,489,316
Hydro-Quebec 6.300%, 05/11/11	1,600,000	1,701,834
Israel Electric Corp., Ltd. (144A) 7.250%, 01/15/19	1,085,000	1,107,527
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	768,000	789,917
6.125%, 04/01/36	602,000	578,079
Oncor Electric Delivery Co. 7.000%, 09/01/22	1,825,000	1,779,585
PPL Energy Supply, LLC 6.400%, 11/01/11	100,000	102,279
PSE&G Power, LLC 5.500%, 12/01/15	977,000	940,829
6.950%, 06/01/12	1,000,000	1,049,050
System Energy Resources, Inc. (144A) 5.129%, 01/15/14	604,544	587,641
United Energy Distribution Holdings, Ltd. (144A) 5.450%, 04/15/16	50,000	51,276

		15,235,534

Electronic Equipment & Instruments—0.1%
Tyco Electronics Group S.A. 6.550%, 10/01/17	1,385,000	1,397,421

Energy Equipment & Services—0.1%
Kinder Morgan Energy Partners, L.P. 6.750%, 03/15/11	1,202,000	1,238,994
7.750%, 03/15/32	625,000	676,463

		1,915,457

Federal Agencies—17.4%
Federal Home Loan Mortgage Corp. 4.125%, 11/18/09 (a)	3,100,000	3,148,999
4.500%, 05/01/18	415,383	406,089
4.500%, 08/01/18	638,491	624,204
4.500%, 11/01/18	606,343	592,776
4.500%, 01/01/19	1,094,084	1,069,604
4.500%, 08/01/19	61,543	60,012

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp. 4.500%, 02/01/20	$461,382	$449,905
4.500%, 04/01/35	1,255,046	1,167,200
5.000%, 12/01/17	26,623	26,570
5.000%, 05/01/18	267,984	267,412
5.000%, 06/01/18	39,412	39,320
5.000%, 09/01/18	599,674	598,275
5.000%, 12/01/18	87,432	87,228
5.000%, 02/01/19	679,730	676,445
5.000%, 05/01/19	514,637	513,047
5.000%, 06/01/19	298,530	297,087
5.000%, 09/01/33	2,406,400	2,320,719
5.000%, 11/01/33	1,359,951	1,311,530
5.000%, 03/01/34	413,302	398,069
5.000%, 04/01/34	438,932	422,755
5.000%, 05/01/35	531,207	510,799
5.000%, 07/01/35	1,271,347	1,222,504
5.000%, 08/01/35	1,336,086	1,284,756
5.000%, 09/01/35	775,083	745,305
5.000%, 10/01/35	4,582,625	4,406,569
5.000%, 11/01/35	435,531	418,799
5.500%, 08/23/17 (a)	7,900,000	8,354,440
5.500%, 01/01/19	124,881	126,502
5.500%, 04/01/19	73,376	74,375
5.500%, 06/01/19	57,030	57,770
5.500%, 07/01/19	197,719	200,285
5.500%, 08/01/19	60,816	61,605
5.500%, 12/01/19	101,565	102,883
5.500%, 02/01/20	27,283	27,568
5.500%, 12/01/20	114,494	115,694
5.500%, 10/01/24	668,290	666,991
5.500%, 06/01/25	1,159,605	1,155,138
5.500%, 07/01/25	514,544	512,562
5.500%, 08/01/25	787,107	784,074
5.500%, 09/01/25	705,190	702,473
5.500%, 05/01/33	2,748,669	2,723,330
5.500%, 12/01/33	1,879,802	1,862,472
5.500%, 01/01/34	1,850,427	1,833,369
5.500%, 04/01/34	296,036	292,752
5.500%, 10/01/34	166,393	164,547
5.500%, 11/01/34	240,832	238,160
5.500%, 12/01/34	362,689	358,666
5.500%, 05/01/35	139,616	137,936
5.500%, 09/01/35	412,108	407,150
5.500%, 10/01/35	637,909	630,234
5.500%, 03/01/38	3,404,065	3,356,727
6.000%, 04/01/16	103,873	106,435
6.000%, 04/01/17	181,998	186,491
6.000%, 07/01/17	90,177	92,404
6.000%, 10/01/17	130,795	134,025
6.000%, 08/01/19	846,875	867,832
6.000%, 09/01/19	242,998	249,012
6.000%, 11/01/19	138,622	142,048
6.000%, 05/01/21	455,237	466,527
6.000%, 10/01/21	633,488	649,198
6.000%, 02/01/23	801,530	819,098

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp. 6.000%, 12/01/25	$332,682	$338,354
6.000%, 02/01/26	348,355	354,295
6.000%, 04/01/34	181,255	183,801
6.000%, 07/01/34	694,642	704,396
6.000%, 08/01/34	3,922,822	3,977,910
6.000%, 09/01/34	82,276	83,432
6.000%, 07/01/35	373,050	377,706
6.000%, 08/01/35	460,543	466,290
6.000%, 11/01/35	1,131,638	1,145,761
6.000%, 03/01/36	524,878	530,937
6.000%, 10/01/36	818,561	830,056
6.000%, 11/01/36	316,315	319,966
6.000%, 01/01/37	853,284	863,133
6.000%, 03/01/37	693,423	701,210
6.000%, 05/01/37	1,740,379	1,759,923
6.000%, 06/01/37	1,319,677	1,334,498
6.500%, 05/01/34	145,093	150,123
6.500%, 06/01/34	201,399	208,381
6.500%, 08/01/34	846,115	875,448
6.500%, 10/01/34	741,129	770,297
6.500%, 11/01/34	407,674	421,807
6.500%, 05/01/37	425,115	438,657
6.500%, 07/01/37	1,820,607	1,878,603
Federal National Mortgage Association 0.990%, 04/01/13 (c)	78,856	78,218
3.000%, 07/12/10 (a)	787,000	783,444
4.010%, 08/01/13 (c)	147,800	141,241
4.020%, 08/01/13 (c)	590,012	565,776
4.500%, 04/01/18	468,954	458,608
4.500%, 06/01/18	1,072,090	1,048,437
4.500%, 07/01/18	1,340,324	1,310,753
4.500%, 03/01/19	692,551	675,540
4.500%, 06/01/19	2,492,623	2,431,398
4.500%, 04/01/20	582,637	568,326
4.500%, 07/01/20	314,231	306,513
4.500%, 11/01/20	723,935	704,344
4.500%, 08/01/33	2,087,365	1,944,919
4.500%, 02/01/35	693,995	645,551
4.500%, 09/01/35	716,550	664,964
4.556%, 05/01/14 (c)	937,865	913,091
4.630%, 04/01/14	366,931	358,263
4.700%, 03/01/15	614,467	598,072
4.845%, 06/01/13	92,344	91,594
4.852%, 08/01/14 (c)	926,772	914,343
4.871%, 02/01/14 (c)	657,394	650,678
4.880%, 03/01/20	456,294	455,074
4.926%, 04/01/15 (c)	2,327,141	2,294,681
4.940%, 08/01/15	50,000	50,120
5.000%, 11/01/17	720,945	720,261
5.000%, 02/01/18	2,868,491	2,865,763
5.000%, 12/01/18	1,831,103	1,828,795
5.000%, 06/01/19	1,330,159	1,325,157
5.000%, 07/01/19	1,192,108	1,187,625
5.000%, 09/01/19	773,025	770,118
5.000%, 11/01/19	193,896	193,167
5.000%, 12/01/19	61,378	61,147

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 5.000%, 01/01/20	$62,726	$62,333
5.000%, 03/01/20	285,076	283,292
5.000%, 05/01/20	518,492	515,246
5.000%, 07/01/20	1,610,846	1,600,761
5.000%, 08/01/20	347,531	345,356
5.000%, 11/01/33	1,440,033	1,389,210
5.000%, 03/01/34	1,403,186	1,353,180
5.000%, 04/01/34	442,148	425,991
5.000%, 05/01/34	443,258	427,060
5.000%, 08/01/34	485,263	467,530
5.000%, 09/01/34	1,694,526	1,632,603
5.000%, 11/01/34	346,398	333,740
5.000%, 12/01/34	259,684	250,194
5.000%, 03/01/35	788,143	760,068
5.000%, 06/01/35	2,108,988	2,028,624
5.000%, 07/01/35	7,300,769	7,022,570
5.000%, 08/01/35	2,630,608	2,530,367
5.000%, 08/01/36	515,040	495,414
5.467%, 11/01/15 (c)	433,564	439,075
5.500%, 11/01/17	1,130,184	1,148,185
5.500%, 12/01/17	206,540	209,828
5.500%, 01/01/18	743,193	755,030
5.500%, 02/01/18	634,576	643,890
5.500%, 12/01/18	315,065	319,689
5.500%, 06/01/19	1,086,342	1,101,607
5.500%, 07/01/19	1,241,595	1,259,043
5.500%, 08/01/19	404,662	410,348
5.500%, 09/01/19	759,607	770,281
5.500%, 11/01/19	168,337	170,703
5.500%, 12/01/19	183,428	186,006
5.500%, 01/01/21	526,233	532,312
5.500%, 03/01/21	764,761	771,205
5.500%, 05/01/22	446,652	450,182
5.500%, 05/01/25	651,887	652,275
5.500%, 06/01/25	596,535	595,103
5.500%, 02/01/33	650,223	644,724
5.500%, 04/01/33	241,899	239,854
5.500%, 05/01/33	53,027	52,578
5.500%, 06/01/33	2,058,488	2,041,079
5.500%, 07/01/33	2,610,220	2,588,145
5.500%, 11/01/33	1,993,636	1,976,775
5.500%, 12/01/33	314,616	311,956
5.500%, 01/01/34 (c)	459,409	455,524
5.500%, 01/01/34	734,557	728,345
5.500%, 02/01/34	1,700,410	1,685,301
5.500%, 03/01/34	200,555	198,679
5.500%, 04/01/34	601,779	595,669
5.500%, 05/01/34	2,284,020	2,260,422
5.500%, 06/01/34	3,130,332	3,097,990
5.500%, 07/01/34	1,760,272	1,742,083
5.500%, 08/01/34	1,153,583	1,141,664
5.500%, 09/01/34	6,006,864	5,944,799
5.500%, 10/01/34	5,001,191	4,949,519
5.500%, 11/01/34	8,627,602	8,538,461
5.500%, 12/01/34	3,213,604	3,180,400
5.500%, 01/01/35	6,815,763	6,747,550

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 5.500%, 02/01/35	$1,444,338	$1,428,376
5.500%, 03/01/35	2,295,048	2,269,184
5.500%, 04/01/35	1,929,158	1,907,418
5.500%, 05/01/35	108,466	107,243
5.500%, 07/01/35	1,030,086	1,018,477
5.500%, 08/01/35	3,566,435	3,527,340
5.500%, 09/01/35 (c)	1,526,521	1,509,318
5.500%, 09/01/35	113,581	112,301
5.500%, 10/01/35	295,543	292,213
5.500%, 12/01/35	2,433,894	2,406,465
5.500%, 04/01/36	1,952,612	1,930,607
5.500%, 03/01/37	680,062	671,548
5.549%, 02/01/13 (c)	383,984	393,380
6.000%, 05/15/11 (a)	1,473,000	1,568,520
6.000%, 07/01/16	365,498	376,051
6.000%, 01/01/17	531,194	546,367
6.000%, 02/01/17 (c)	443,023	455,816
6.000%, 07/01/17	684,155	703,910
6.000%, 08/01/17	74,270	76,391
6.000%, 09/01/17	387,857	398,935
6.000%, 03/01/18	61,061	62,805
6.000%, 11/01/18	370,739	381,444
6.000%, 01/01/21	359,728	369,215
6.000%, 02/01/21	631,640	648,300
6.000%, 05/01/21	801,280	822,414
6.000%, 01/01/23	86,650	88,486
6.000%, 11/01/25	572,751	582,402
6.000%, 02/01/32	1,496,148	1,521,367
6.000%, 03/01/34	122,180	124,262
6.000%, 04/01/34	1,964,219	1,990,290
6.000%, 05/01/34	178,303	180,584
6.000%, 06/01/34	1,998,496	2,024,062
6.000%, 07/01/34	2,325,491	2,355,240
6.000%, 08/01/34	5,391,243	5,460,213
6.000%, 10/01/34	1,979,151	2,004,470
6.000%, 11/01/34	278,127	281,685
6.000%, 12/01/34	132,245	133,937
6.000%, 04/01/35	74,799	75,639
6.000%, 08/01/35	412,255	416,885
6.000%, 09/01/35 (c)	578,218	586,727
6.000%, 10/01/35	797,454	806,410
6.000%, 11/01/35	351,187	355,131
6.000%, 12/01/35	1,137,300	1,150,072
6.000%, 02/01/36	1,874,209	1,894,802
6.000%, 03/01/36	1,027,190	1,037,763
6.000%, 04/01/36	2,466,885	2,492,276
6.000%, 06/01/36	637,340	644,294
6.000%, 07/01/36	1,143,364	1,155,132
6.000%, 08/01/36	512,712	517,989
6.000%, 12/01/36	694,488	701,636
6.000%, 01/01/37	1,991,283	2,011,713
6.000%, 02/01/37	1,015,532	1,025,769
6.000%, 03/01/37	683,485	690,375
6.000%, 04/01/37	1,117,056	1,128,318
6.000%, 05/01/37	1,088,389	1,099,360
6.000%, 06/01/37	1,457,416	1,472,107

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 6.000%, 07/01/37	$2,605,514	$2,631,779
6.330%, 03/01/11 (c)	166,672	176,739
6.500%, 06/01/31	374,098	388,587
6.500%, 07/01/31	164,494	170,865
6.500%, 08/01/31	98,228	102,032
6.500%, 09/01/31	514,451	534,376
6.500%, 02/01/32	456,891	474,587
6.500%, 05/01/32	165,123	171,415
6.500%, 07/01/32	851,469	885,121
6.500%, 08/01/32	776,074	805,647
6.500%, 01/01/33	317,654	329,759
6.500%, 04/01/34	687,924	712,818
6.500%, 06/01/34	230,464	238,166
6.500%, 08/01/34	254,338	262,837
6.500%, 03/01/36	814,053	839,222
6.500%, 04/01/36	380,853	392,629
6.500%, 05/01/36	568,606	586,186
6.500%, 01/01/37	480,527	495,384
6.500%, 02/01/37	2,295,203	2,365,780
6.500%, 04/01/37	567,066	584,478
6.500%, 05/01/37	901,389	929,067
6.500%, 06/01/37	529,625	545,888
6.500%, 07/01/37	760,240	783,584
6.625%, 09/15/09 (a)	3,886,000	4,054,668
7.500%, 10/01/29	86,277	93,121
7.500%, 02/01/30	56,777	61,324
7.500%, 11/01/31	195,122	210,063
7.500%, 02/01/32	58,076	62,523
Government National Mortgage Association 4.500%, 07/20/33	133,249	124,056
4.500%, 09/15/33	549,100	513,398
4.500%, 09/20/33	68,417	63,696
4.500%, 12/20/34	68,678	63,839
4.500%, 03/20/35	336,379	312,647
5.000%, 07/20/33	260,304	252,104
5.000%, 03/15/34	245,821	239,092
5.000%, 06/15/34	413,417	402,100
5.000%, 12/15/34	235,006	228,573
5.000%, 06/15/35	94,679	92,013
5.500%, 11/15/32	711,722	711,479
5.500%, 08/15/33	2,785,579	2,783,757
5.500%, 12/15/33	1,075,812	1,074,675
5.500%, 09/15/34	1,026,067	1,024,433
5.500%, 02/15/35	97,405	97,189
5.500%, 10/15/35	515,706	514,563
5.500%, 04/20/38	3,322,260	3,303,475
6.000%, 12/15/28	196,999	201,138
6.000%, 12/15/31	199,371	203,374
6.000%, 03/15/32	9,804	9,995
6.000%, 10/15/32	754,252	768,925
6.000%, 01/15/33	115,397	117,605
6.000%, 02/15/33	6,092	6,209
6.000%, 04/15/33	772,847	787,639
6.000%, 08/15/33	7,880	8,030
6.000%, 07/15/34	597,691	608,571
6.000%, 09/15/34	489,664	498,577

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Government National Mortgage Association 6.000%, 01/20/35	$403,733	$409,881
6.000%, 02/20/35	465,864	472,958
6.000%, 04/20/35	253,926	257,793
6.000%, 01/15/38	1,161,819	1,181,334

		276,722,731

Food & Staples Retailing—0.2%
CVS Corp. 6.125%, 08/15/16	1,080,000	1,089,177
The Kroger Co. 5.000%, 04/15/13 (a)	557,000	547,881
6.400%, 08/15/17	261,000	266,209
Wal-Mart Stores, Inc. 5.250%, 09/01/35	1,830,000	1,589,929

		3,493,196

Food Products—0.1%
Kraft Foods, Inc. 6.125%, 08/23/18	920,000	890,946

Foreign Government—0.3%
Egypt Government AID Bonds 4.450%, 09/15/15	1,903,000	1,919,232
Israel Government International Bond 4.625%, 06/15/13	1,095,000	1,096,846
Province of Ontario Canada 5.000%, 10/18/11	2,170,000	2,249,737

		5,265,815

Government Agency—0.6%
California Educational Facilities Authority 5.000%, 03/15/39	2,135,000	2,217,091
Financing Corp. 9.650%, 11/02/18	430,000	596,717
Massachusetts Health & Educational Facilities Authority 5.500%, 06/01/30	735,000	809,529
5.500%, 06/01/35	1,170,000	1,285,444
Small Business Administration Participation Certificates 4.350%, 07/01/23 (c)	1,470,210	1,409,427
4.770%, 04/01/24	73,865	72,214
4.950%, 03/01/25 (c)	461,305	445,109
4.990%, 09/01/24 (c)	252,385	247,398
5.090%, 10/01/25 (c)	565,366	554,794
5.110%, 08/01/25 (c)	637,613	627,833
5.180%, 05/01/24 (c)	120,762	129,539
5.390%, 12/01/25 (c)	779,655	784,743
5.520%, 06/01/24 (c)	404,981	409,205
U.S. Department of Housing & Urban Development 7.498%, 08/01/11	98,000	102,255

		9,691,298

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Health Care Equipment & Supplies—0.1%
Baxter International, Inc. 5.900%, 09/01/16	$1,248,000	$1,277,891

Health Care Providers & Services – 0.1%
Cardinal Health, Inc. 5.800%, 10/15/16	793,000	776,114
HCA, Inc. 8.750%, 09/01/10	112,000	113,400

		889,514

Hotels, Restaurants & Leisure—0.2%
Marriott International, Inc. 6.375%, 06/15/17	1,760,000	1,673,098
Wyndham Worldwide Corp. 6.000%, 12/01/16	1,077,000	951,066

		2,624,164

Household Durables—0.1%
Fortune Brands, Inc. 5.125%, 01/15/11	1,435,000	1,427,370

Insurance—0.4%
American International Group, Inc. 6.250%, 03/15/37	1,510,000	1,181,975
Chubb Corp. 6.375%, 03/29/67 (c)	2,110,000	1,930,112
Everest Reinsurance Holdings, Inc. 8.750%, 03/15/10	100,000	106,647
Fund American Cos., Inc. 5.875%, 05/15/13	735,000	711,025
ING Groep NV 5.775%, 12/29/49 (c)	1,250,000	1,037,473
The Allstate Corp. 5.550%, 05/09/35	1,326,000	1,133,113

		6,100,345

Machinery—0.1%
Kennametal, Inc. 7.200%, 06/15/12	1,284,000	1,359,711

Media—0.3%
CBS Corp. 6.625%, 05/15/11	1,485,000	1,520,634
Cox Communications, Inc. 4.625%, 06/01/13	1,473,000	1,394,455
Hearst-Argyle Television, Inc. 7.500%, 11/15/27	200,000	198,964
News America Holdings, Inc. 8.500%, 02/23/25	722,000	815,294
Time Warner Entertainment Co., L.P. 8.375%, 07/15/33	1,240,000	1,341,997

		5,271,344

Security Description	Face Amount	Value*

Metals & Mining—0.2%
ArcelorMittal (144A) 6.125%, 06/01/18	$1,727,000	$1,687,721
Vale Overseas, Ltd. 6.250%, 01/23/17	1,560,000	1,510,043

		3,197,764

Multi-Utilities—0.1%
Centerpoint Energy Resources Corp. 7.875%, 04/01/13	1,293,000	1,384,162
Pacific Gas & Electric Co. 4.800%, 03/01/14	897,000	874,052

		2,258,214

Multiline Retail—0.0%
Federated Retail Holdings, Inc. 5.350%, 03/15/12	480,000	446,020

Office Electronics—0.1%
Xerox Corp. 5.500%, 05/15/12	820,000	810,522

Oil, Gas & Consumable Fuels—0.5%
Enterprise Products Operating, LLC 6.500%, 01/31/19	1,560,000	1,568,268
Ocean Energy, Inc. 7.250%, 10/01/11	2,215,000	2,365,314
Pemex Project Funding Master Trust 9.125%, 10/13/10	35,000	38,150
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.832%, 09/30/16	970,000	941,948
Valero Energy Corp. 6.875%, 04/15/12	2,023,000	2,099,961
Weatherford International, Inc. 6.000%, 03/15/18 (a)	1,224,000	1,207,995
6.350%, 06/15/17	480,000	486,182

		8,707,818

Paper & Forest Products—0.0%
MeadWestvaco Corp. 6.850%, 04/01/12	35,000	34,980

Pharmaceuticals—0.2%
Allergen, Inc. 5.750%, 04/01/16	1,430,000	1,435,261
Hospira, Inc. 5.550%, 03/30/12	530,000	520,688
6.050%, 03/30/17 (c)	1,847,000	1,782,479

		3,738,428

Real Estate Investment Trusts—0.5%
Boston Properties, Inc. 5.000%, 06/01/15	200,000	183,465
HRPT Properties Trust 6.250%, 08/15/16	1,776,000	1,630,263

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Real Estate Investment Trusts—(Continued)
Prologis 5.750%, 04/01/16 (a)	$1,743,000	$1,641,549
Simon Property Group, L.P. 5.100%, 06/15/15	2,102,000	1,902,018
5.875%, 03/01/17	1,328,000	1,275,244
Vornado Realty, L.P. 4.750%, 12/01/10	530,000	500,090

		7,132,629

Road & Rail—0.1%
CSX Corp. 6.750%, 03/15/11	92,000	95,345
7.900%, 05/01/17	1,120,000	1,190,683
Norfolk Southern Corp. 7.050%, 05/01/37	360,000	388,918

		1,674,946

Specialty Retail—0.1%
Home Depot, Inc. 5.250%, 12/16/13	580,000	556,284
Limited Brands, Inc. 5.250%, 11/01/14 (a)	1,028,000	869,573

		1,425,857

Tobacco—0.1%
Philip Morris International, Inc. 4.875%, 05/16/13	2,160,000	2,121,826

U.S. Treasury—7.9%
U.S. Treasury Bonds 4.500%, 02/15/36 (a)	2,609,000	2,590,453
5.375%, 02/15/31 (a)	12,741,000	14,156,449
6.000%, 02/15/26 (a)	2,615,000	3,062,615
6.250%, 08/15/23 (a)	1,251,000	1,488,397
6.750%, 08/15/26 (a)	4,523,000	5,725,480
U.S. Treasury Notes 3.875%, 02/15/13 (a)	5,448,000	5,584,200
4.000%, 06/15/09 (a)	203,000	206,092
4.000%, 11/15/12 (a)	3,625,000	3,746,778
4.250%, 08/15/13 (a)	7,846,000	8,185,583
4.500%, 03/31/09 (a)	3,276,000	3,327,954
4.500%, 11/15/15 (a)	800,000	842,500
4.750%, 11/15/08 (a)	10,722,000	10,825,028
4.750%, 08/15/17 (a)	1,430,000	1,514,906
4.875%, 08/15/09 (a)	6,716,000	6,895,445
4.875%, 08/15/16 (a)	5,065,000	5,430,232
5.125%, 06/30/11 (a) (c)	17,871,000	18,993,513
6.500%, 02/15/10 (a)	31,404,000	33,415,803

		125,991,428

Wireless Telecommunication Services—0.2%
Cingular Wireless, LLC 6.500%, 12/15/11	900,000	935,451

Security Description	Face Amount	Value*

Wireless Telecommunication Services—(Continued)
Nextel Communications, Inc. 5.950%, 03/15/14	$1,915,000	$1,536,787

		2,472,238

Yankee—1.4%
Atlas Copco AB 5.600%, 05/22/17	1,580,000	1,537,054
BNP Paribas (144A) 7.195%, 12/31/49 (c)	500,000	452,130
Commonwealth Bank of Australia (144A) 5.000%, 11/06/12	1,720,000	1,734,489
E.ON International Finance BV (144A) 5.800%, 04/30/18	1,760,000	1,726,572
EDP Finance BV 6.000%, 02/02/18	1,930,000	1,921,836
European Investment Bank 5.125%, 05/30/17	11,138,000	11,687,181
Nexen, Inc. 5.875%, 03/10/35	462,000	412,608
Norsk Hydro A/S 7.750%, 06/15/23	100,000	119,504
Petro-Canada 6.050%, 05/15/18	1,664,000	1,639,854
Telefonica Europe 7.750%, 09/15/10	650,000	685,069
Vodafone Group, Plc. 5.625%, 02/27/17	370,000	356,414

		22,272,711

Total Fixed Income (Identified Cost $646,990,206)		636,367,758

Short Term Investments—14.0%

Commercial Paper—1.3%
American Express 2.500%, 07/01/08	20,769,000	20,769,000

Mutual Funds—12.7%
State Street Navigator Securities Lending Prime Portfolio (h)	201,429,479	201,429,479

Total Short Term Investments (Identified Cost $222,198,479)		222,198,479

Total Investments—112.5% (Identified Cost $1,814,267,884) (i)		1,785,798,220
Liabilities in excess of other assets		(198,134,936)

Total Net Assets—100%		$1,587,663,284

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

(a)	A portion or all of the security was held on loan. As of June 30, 2008, the market value of securities loaned was $212,906,057 and the collateral received consisted of cash in the amount of $201,429,479 and non-cash collateral with a value of $16,594,872. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Non-Income Producing.
(c)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2008.
(d)	Security was valued in good faith under procedures established by the Board of Directors.
(e)	Non-Income Producing; Defaulted Bond.
(f)	Zero Valued Security.
(g)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(h)	Represents investment of cash collateral received from securities lending transactions.
(i)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $1,814,267,884 and the composition of unrealized appreciation and depreciation of investment securities was $91,996,473 and $(120,466,137), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2008, the market value of 144A securities was $23,208,035, which is 1.5% of total net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	Global Depository Receipt.
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$1,233,143,812	$0
Level 2 - Other Significant Observable Inputs	552,654,408	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$1,785,798,220	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a)(b)		$1,785,798,220
Cash		299,247
Receivable for:
Securities sold		2,717,363
Fund shares sold		489,877
Accrued interest and dividends		7,648,142
Foreign taxes		47,091

Total Assets		1,796,999,940
Liabilities
Payable for:
Securities purchased	$2,842,151
Fund shares redeemed	3,704,602
Withholding taxes	1,578
Collateral for securities loaned	201,429,479
Accrued expenses:
Management fees	713,964
Service and distribution fees	236,724
Deferred directors’ fees	38,201
Other expenses	369,957

Total Liabilities		209,336,656

Net Assets		$1,587,663,284

Net assets consists of:
Capital paid in		$1,677,992,079
Undistributed net investment income		24,044,871
Accumulated net realized losses		(85,904,432)
Unrealized depreciation on investments and foreign currency		(28,469,234)

Net Assets		$1,587,663,284

Computation of offering price:
Class A
Net asset value and redemption price per share ($229,219,062 divided by 1,778,502 shares outstanding)		$128.88

Class B
Net asset value and redemption price per share ($210,813,828 divided by 1,650,820 shares outstanding)		$127.70

Class E
Net asset value and redemption price per share ($57,686,064 divided by 449,306 shares outstanding)		$128.39

Class F
Net asset value and redemption price per share ($1,089,944,330 divided by 8,511,662 shares outstanding)		$128.05

(a) Identified cost of investments		$1,814,267,884

(b)	Includes cash collateral for securities loaned of $201,429,479.

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends		$11,900,805 (a)
Interest		18,918,632 (b)

		30,819,437
Expenses
Management fees	$4,505,153
Service and distribution fees—Class B	274,265
Service and distribution fees—Class E	47,636
Service and distribution fees—Class F	1,175,050
Directors’ fees and expenses	12,130
Custodian	141,443
Audit and tax services	20,590
Legal	12,917
Printing	275,611
Insurance	11,705
Miscellaneous	12,383

Total Expenses	6,488,883
Expense reductions	(106,847)	6,382,036

Net Investment Income		24,437,401

Realized and Unrealized Loss
Realized loss on:
Investments—net	(35,869,284)
Foreign currency transactions—net	(39,206)	(35,908,490)

Change in unrealized appreciation (depreciation) on:
Investments—net	(111,603,083)
Foreign currency transactions—net	565	(111,602,518)

Net loss		(147,511,008)

Net Decrease in Net Assets From Operations		$(123,073,607)

(a)	Net of foreign taxes of $173,353.
(b)	Includes income on securities loaned of $950,541.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$24,437,401	$51,562,798
Net realized gain (loss)	(35,908,490)	109,835,876
Change in unrealized depreciation	(111,602,518)	(78,818,377)

Increase (decrease) in net assets from operations	(123,073,607)	82,580,297

From Distributions to Shareholders
Net investment income
Class A	(8,242,746)	(6,077,127)
Class B	(6,933,300)	(4,271,221)
Class E	(2,019,738)	(1,741,399)
Class F	(37,319,916)	(27,365,987)

	(54,515,700)	(39,455,734)

Net realized gain
Class A	(17,741,215)	(9,194,580)
Class B	(16,174,203)	(7,330,189)
Class E	(4,559,937)	(2,813,723)
Class F	(85,690,529)	(46,173,029)

	(124,165,884)	(65,511,521)

Total distributions	(178,681,584)	(104,967,255)

Increase (decrease) in net assets from capital share transactions	30,252,717	(92,438,567)

Total decrease in net assets	(271,502,474)	(114,825,525)

Net Assets
Beginning of the period	1,859,165,758	1,973,991,283

End of the period	$1,587,663,284	$1,859,165,758

Undistributed Net Investment Income
End of the period	$24,044,871	$54,123,170

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	60,598	$8,708,884	285,406	$44,679,626
Reinvestments	193,089	25,983,961	98,527	15,271,707
Redemptions	(186,041)	(26,425,052)	(460,811)	(72,109,670)

Net increase (decrease)	67,646	$8,267,793	(76,878)	$(12,158,337)

Class B
Sales	119,004	$16,892,281	536,030	$83,546,125
Reinvestments	173,207	23,107,503	75,442	11,601,410
Redemptions	(168,662)	(23,875,183)	(442,313)	(68,803,892)

Net increase	123,549	$16,124,601	169,159	$26,343,643

Class E
Sales	14,951	$2,141,910	191,657	$30,163,464
Reinvestments	49,065	6,579,675	29,485	4,555,122
Redemptions	(92,804)	(13,374,661)	(290,620)	(45,525,263)

Net decrease	(28,788)	$(4,653,076)	(69,478)	$(10,806,677)

Class F
Sales	348,440	$48,352,203	529,936	$82,534,533
Reinvestments	919,636	123,010,445	477,092	73,539,016
Redemptions	(1,146,012)	(160,849,249)	(1,617,157)	(251,890,745)

Net increase (decrease)	122,064	$10,513,399	(610,129)	$(95,817,196)

Increase (decrease) derived from capital share transactions		$30,252,717		$(92,438,567)

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$154.53		$156.45	$147.99	$147.96	$138.13	$119.83

Income From Investment Operations
Net investment income	4.33	(a)	4.40 (a)	4.32	3.84	3.60	3.30
Net realized and unrealized gain (loss) of investments	(14.17)		2.49	13.06	0.46	11.53	16.79

Total from investment operations	(9.84)		6.89	17.38	4.30	15.13	20.09

Less Distributions
Distributions from net investment income	(5.02)		(3.51)	(5.49)	(2.61)	(4.52)	(1.79)
Distributions from net realized capital gains	(10.79)		(5.30)	(3.43)	(1.66)	(0.78)	0.00

Total distributions	(15.81)		(8.81)	(8.92)	(4.27)	(5.30)	(1.79)

Net Asset Value, End of Period	$128.88		$154.53	$156.45	$147.99	$147.96	$138.13

Total Return (%)	(6.8	)(b)	4.4	12.2	3.1	11.3	17.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.59	(c)	0.58	0.59	0.66	0.64	0.69
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.57	(c)	0.57	0.58	0.65	0.63	0.69
Ratio of net investment income to average net assets (%)	3.05	(c)	2.80	2.74	2.53	2.60	2.55
Portfolio turnover rate (%)	45	(c)	58	55	47	89	62
Net assets, end of period (000)	$229,219		$264,376	$279,698	$261,653	$268,870	$148,601

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$153.05		$155.02	$146.58	$146.59	$136.93	$119.01

Income From Investment Operations
Net investment income	3.93	(a)	3.97 (a)	3.71	2.75	3.64	2.53
Net realized and unrealized gain (loss) of investments	(13.86)		2.45	13.15	1.16	11.01	17.11

Total from investment operations	(9.93)		6.42	16.86	3.91	14.65	19.64

Less Distributions
Distributions from net investment income	(4.63)		(3.09)	(4.99)	(2.26)	(4.21)	(1.72)
Distributions from net realized capital gains	(10.79)		(5.30)	(3.43)	(1.66)	(0.78)	0.00

Total distributions	(15.42)		(8.39)	(8.42)	(3.92)	(4.99)	(1.72)

Net Asset Value, End of Period	$127.70		$153.05	$155.02	$146.58	$146.59	$136.93

Total Return (%)	(6.9	)(b)	4.1	11.9	2.9	11.0	16.7
Ratio of operating expenses to average net assets before expense reductions (%)	0.84	(c)	0.83	0.84	0.91	0.89	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.82	(c)	0.82	0.83	0.90	0.88	0.94
Ratio of net investment income to average net assets (%)	2.80	(c)	2.56	2.50	2.29	2.39	2.30
Portfolio turnover rate (%)	45	(c)	58	55	47	89	62
Net assets, end of period (000)	$210,814		$233,742	$210,529	$158,528	$103,373	$29,582

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes E and F, respectively.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004(e)
Net Asset Value, Beginning of Period	$153.85		$155.83	$147.36	$147.29	$135.61

Income From Investment Operations
Net investment income	4.11	(a)	4.14 (a)	4.27	3.46	2.33
Net realized and unrealized gain (loss) of investments	(14.00)		2.46	12.81	0.60	9.35

Total from investment operations	(9.89)		6.60	17.08	4.06	11.68

Less Distributions
Distributions from net investment income	(4.78)		(3.28)	(5.18)	(2.33)	0.00
Distributions from net realized capital gains	(10.79)		(5.30)	(3.43)	(1.66)	0.00

Total distributions	(15.57)		(8.58)	(8.61)	(3.99)	0.00

Net Asset Value, End of Period	$128.39		$153.85	$155.83	$147.36	$147.29

Total Return (%)	(6.9	)(b)	4.2	12.0	3.0	8.6	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.74	(c)	0.73	0.74	0.81	0.79	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.72	(c)	0.72	0.73	0.80	0.78	(c)
Ratio of net investment income to average net assets (%)	2.89	(c)	2.65	2.57	2.38	2.57	(c)
Portfolio turnover rate (%)	45	(c)	58	55	47	89
Net assets, end of period (000)	$57,686		$73,557	$85,327	$90,637	$89,519

	Class F
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006(e)
Net Asset Value, Beginning of Period	$153.46		$155.39	$143.80

Income From Investment Operations
Net investment income	4.02	(a)	4.08 (a)	2.69
Net realized and unrealized gain (loss) on investments	(13.94)		2.43	8.90

Total from investment operations	(9.92)		6.51	11.59

Less Distributions
Distributions from net investment income	(4.70)		(3.14)	0.00
Distributions from net realized capital gains	(10.79)		(5.30)	0.00

Total distributions	(15.49)		(8.44)	0.00

Net Asset Value, End of Period	$128.05		$153.46	$155.39

Total Return (%)	(6.9	)(b)	4.2	8.1	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.79	(c)	0.78	0.79	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.77	(c)	0.77	0.78	(c)
Ratio of net investment income to average net assets (%)	2.85	(c)	2.60	2.67	(c)
Portfolio turnover rate (%)	45	(c)	58	55
Net assets, end of period (000)	$1,089,944		$1,287,491	$1,398,437

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes E and F, respectively.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MFS Total Return Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B, Class E and Class F. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E and Class F shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-19

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-20

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Credit and Market Risk:

The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

MSF-21

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/09	Total
$10,856,151	$10,856,151

The utilization of the capital loss carryforward acquired as part of a merger may be limited under Section 382 of the Internal Revenue Code.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$41,790,578	$18,017,894	$63,176,677	$11,733,758	$—	$—	$104,967,255	$29,751,652

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$70,071,514	$108,490,971	$66,142,470	$(10,856,151)	$233,848,804

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$53,988,599	$325,297,336	$122,432,577	$356,960,665

MSF-22

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolio’s average daily net asset levels
$4,505,153	0.600%	Of the first $250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Massachusetts Financial Services Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and F shares. Under the Distribution and Service Plan, the Class B, E and F shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B, E and F shares. The fees under the Distribution and Service Plan for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares, 0.15% per year for Class E shares and 0.20% per year for Class F shares. Amounts paid by the Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2008 are footnoted in the Schedule of Investments.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a

MSF-23

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-24

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-25

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

Massachusetts Financial Services Co. became subadviser to the Portfolio, and the Portfolio changed its investment objective and principal investment strategies on January 7, 2008. Prior to January 7, 2008, the Portfolio was subadvised by Harris Associates L.P.

For the six-month period ended June 30, 2008, the Class A shares of the MFS Value Portfolio returned -10.8%, compared to its benchmark, the Russell 1000 Value Index1, which returned -13.6%. The average return of its peer group, the Lipper Variable Insurance Products Large Cap Value Funds Universe2, was -13.7% over the same period.

PORTFOLIO REVIEW

Throughout the first half of 2008 a sluggish global economy and credit concerns continued to beleaguer investors. The outlook for economic growth and limiting inflation clearly deteriorated as food and fuel costs hit record highs around the world. Rising commodity prices drove prices higher for both companies and consumers, and inflationary pressures began to seriously affect world growth.

Economic data underscored the high probability of weaker growth ahead for the U.S. economy. Investors, business owners, and central bankers struggled to assess how hard the U.S. slowing would impact global growth.

Manufacturers worldwide are being buffeted by the dual pressures of slowing U.S. demand and rising commodity costs. Strong regional currencies and a weak dollar are hurting demand for exports to the U.S., and many regions count the United States as their largest export market.

The housing market and its related credit problems remain the primary weights on the U.S. economy, and there is no easy fix for the situation. While housing was the primary drag on economic growth, the drastic rise in commodity prices, led by oil, is adding to the pressure.

Many central banks around the world are reevaluating their monetary policies to combat inflation The U.S. Federal Reserve Board (the “Fed”) opted to keep rates steady at 2.0% and said price pressures have increased. However, the Fed stopped short of stating that inflation was a greater concern than slowing growth. It was the first time since the credit crisis began last August that the Fed did not cut rates at a meeting. The central bank did reiterate that it would act as needed to promote economic expansion and stable prices.

Amid the uncertain outlook, stock markets have retreated worldwide in 2008. Some $11 trillion in market capitalization has been erased this year, and credit-related losses have topped $400 billion.

An underweight position in the financial services sector boosted performance relative to the Russell 1000 Value Index. Not holding poor-performing insurance company American International Group and financial services firm Wachovia had a positive impact on results. The Portfolio’s positioning in financial services firm Citigroup also helped.

Aided by stock selection, the consumer staples sector was another positive area for relative performance. No individual holdings within this sector were among the Portfolio’s top contributors for the reporting period.

Stock selection in the industrial goods and services sector contributed to relative returns. Avoiding poor-performing diversified industrial conglomerate General Electric was one of the most positive drivers of relative performance for the Portfolio during the period. Additionally, defense contractor Lockheed Martin also aided results.

Stocks in other sectors that boosted relative returns included oil and gas companies, Hess, TOTAL) (France), and Devon Energy, management consulting firm Accenture, and pharmaceutical company Wyeth.

During the reporting period, the Portfolio’s currency exposure contributed to relative performance.

Stock selection in the health care sector detracted from the Portfolio’s relative performance during the reporting period. Portfolio holdings in health maintenance organizations, UnitedHealth Group and Wellpoint as well as in pharmaceutical company Merck were among the largest detractors within this sector.

Security selection and, to a lesser extent, an underweight position in the basic materials sector also hindered relative returns. No individual holdings within this sector were among the Portfolio’s top relative detractors.

Individual securities in other sectors that detracted from relative returns included cruise line operator Royal Caribbean Cruises, investment management and banking firm UBS (Switzerland) and regional banking firm Suntrust Banks. Additionally, avoiding oil and gas company Occidental Petroleum and having underweight positions in integrated oil companies Chevron, Exxon Mobil and ConocoPhillips also hurt results.

* The views expressed above are those of the subadvisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-1

Metropolitan Series Fund, Inc.

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

Average Annual Returns as of June 30, 2008

	MFS Value Portfolio*			Russell 1000 Value Index
	Class A	Class B	Class E
6 Months	-10.8%	—%	—%	-13.6%
1 Year	-11.1	—	—	-18.8
5 Year	10.9	—	—	8.9
Since Inception	5.8	-6.7	-6.7	5.1

* MFS became the subadviser to the Portfolio, and the Portfolio changed its investment objective and principal investment strategies, on January 7, 2008, prior to which the Portfolio was named Harris Oakmark Large Cap Value Portfolio and was subadvised by Harris Associates L.P. On April 28, 2008, the MFS Value Portfolio of the Met Investors Series Trust (the “MIST MFS Value Predecessor”) merged with and into the Portfolio. Prior to the merger, the MIST MFS Value Predecessor had succeeded to the operations of the MFS Value Portfolio of the Travelers Series Trust (the “TST MFS Value Predecessor”) on May 1, 2006. Because the MIST MFS Value Predecessor was the accounting survivor of the merger with and into the Portfolio, the performance information set forth above reflects the management of MFS in the MIST MFS Value Predecessor and the TST MFS Value Predecessor, but not for the Portfolio.

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/20/98, 4/28/08 and 4/28/08, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2008

Top Holdings

% of Total Net Assets
Lockheed Martin Corp.	4.4%
The Allstate Corp.	3.6%
Exxon Mobil Corp.	3.4%
Total S.A. (ADR)	3.3%
Philip Morris International, Inc.	3.0%
AT&T, Inc.	2.3%
Oracle Corp.	2.2%
Chevron Corp.	2.2%
Wyeth	2.0%
Johnson & Johnson	1.9%

Top Sectors

% of Total Market Value
Financial Services	19.1%
Energy	17.6%
Consumer Staples	11.1%
Industrial Goods & Services	10.4%
Utilities & Communications	9.8%
Health Care	8.1%
Technology	6.5%
Retailing	4.2%
Leisure	3.5%
Basic Materials	2.9%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
MFS Value—Class A(a)	Actual	0.77%	$1,000.00	$892.40	$3.62
	Hypothetical	0.77%	$1,000.00	$1,020.98	$3.87

MFS Value—Class B(a)	Actual	1.02%	$1,000.00	$932.90	$4.90
	Hypothetical	1.02%	$1,000.00	$1,019.72	$5.12

MFS Value—Class E(a)	Actual	0.92%	$1,000.00	$932.90	$4.42
	Hypothetical	0.92%	$1,000.00	$1,020.23	$4.62

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—99.1% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—8.2%
Lockheed Martin Corp.	346,050	$34,141,293
Northrop Grumman Corp.	210,140	14,058,366
Raytheon Co.	35,500	1,997,940
United Technologies Corp.	210,100	12,963,170

		63,160,769

Auto Components—0.6%
Johnson Controls, Inc. (a)	161,760	4,639,277

Beverages—2.2%
Diageo, Plc. (GBP)	490,670	9,006,849
PepsiCo, Inc.	122,960	7,819,027

		16,825,876

Building Products—0.8%
Masco Corp. (a)	406,190	6,389,369

Capital Markets—7.5%
Franklin Resources, Inc. (a)	81,180	7,440,147
Invesco, Ltd. (a)	59,990	1,438,560
Merrill Lynch & Co., Inc.	182,080	5,773,757
State Street Corp.	186,300	11,921,337
The Bank of New York Mellon Corp.	372,156	14,078,661
The Goldman Sachs Group, Inc.	79,520	13,908,048
UBS AG (CHF)	165,228	3,419,800

		57,980,310

Chemicals—2.5%
Air Products & Chemicals, Inc. (a)	45,940	4,541,628
PPG Industries, Inc. (a)	226,310	12,983,405
Praxair, Inc. (a)	20,260	1,909,302

		19,434,335

Commercial Banks—1.7%
PNC Financial Services Group, Inc.	125,900	7,188,890
SunTrust Banks, Inc. (a)	164,640	5,963,261

		13,152,151

Communications Equipment—0.2%
Cisco Systems, Inc. (b)	51,260	1,192,308

Computers & Peripherals—2.3%
Hewlett-Packard Co.	123,400	5,455,514
International Business Machines Corp.	102,660	12,168,290

		17,623,804

Consumer Finance—0.4%
American Express Co.	86,960	3,275,783

Containers & Packaging—0.0%
Smurfit-Stone Container Corp. (a) (b)	11,620	47,293

Security Description	Shares	Value*

Diversified Financial Services—1.8%
Bank of America Corp.	444,957	$10,621,123
Deutsche Boerse AG (EUR)	7,990	896,614
JPMorgan Chase & Co. (a)	73,190	2,511,149

		14,028,886

Diversified Telecommunication Services—3.3%
AT&T, Inc.	518,200	17,458,158
Embarq Corp.	59,423	2,808,925
Rogers Communications, Inc. (CAD)	50,970	1,979,456
Verizon Communications, Inc.	89,290	3,160,866

		25,407,405

Electric Utilities—2.6%
Entergy Corp. (a)	62,460	7,525,181
FPL Group, Inc.	104,140	6,829,501
PPL Corp. (a)	103,880	5,429,807

		19,784,489

Food & Staples Retailing—1.2%
CVS Caremark Corp.	235,448	9,316,677

Food Products—3.7%
General Mills, Inc.	125,330	7,616,304
Kellogg Co.	236,690	11,365,854
Nestle S.A. (CHF)	219,090	9,878,803

		28,860,961

Health Care Providers & Services—1.0%
UnitedHealth Group, Inc.	127,350	3,342,937
WellPoint, Inc. (b)	96,930	4,619,684

		7,962,621

Hotels, Restaurants & Leisure—0.8%
Royal Caribbean Cruises, Ltd. (a)	286,640	6,440,801

Household Durables—0.4%
Toll Brothers, Inc. (a) (b)	169,630	3,177,170

Household Products—1.2%
Procter & Gamble Co.	153,680	9,345,281

Industrial Conglomerates—0.4%
3M Co.	45,840	3,190,006

Insurance—7.7%
Aon Corp. (a)	102,550	4,711,147
Genworth Financial, Inc. (Class A)	397,690	7,082,859
Prudential Financial, Inc.	77,920	4,654,941
The Allstate Corp.	602,470	27,466,607
The Chubb Corp. (a)	163,340	8,005,293
The Hartford Financial Services Group, Inc. (a)	112,480	7,262,834

		59,183,681

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

IT Services—2.3%
Accenture, Ltd. (Class A) (a)	361,440	$14,717,837
Automatic Data Processing, Inc.	39,710	1,663,849
The Western Union Co.	63,300	1,564,776

		17,946,462

Machinery—1.3%
Eaton Corp.	46,440	3,946,007
Ingersoll-Rand Co., Ltd. (Class A)	113,870	4,262,154
Timkin Co. (a)	63,450	2,090,043

		10,298,204

Media—2.7%
Omnicom Group, Inc. (a)	191,220	8,581,954
The Walt Disney Co.	290,621	9,067,375
WPP Group, Plc. (GBP)	311,910	3,001,009

		20,650,338

Multi-Utilities—3.0%
Dominion Resources, Inc.	236,254	11,219,702
PG&E Corp. (a)	124,080	4,924,735
Public Service Enterprise Group, Inc. (a)	146,990	6,751,251

		22,895,688

Multiline Retail—0.8%
Macy’s, Inc. (a)	300,960	5,844,643

Oil, Gas & Consumable Fuels—17.6%
Apache Corp.	89,780	12,479,420
Chevron Corp.	170,864	16,937,748
ConocoPhillips	122,907	11,601,192
Devon Energy Corp.	117,440	14,111,590
EOG Resources, Inc.	64,590	8,474,208
Exxon Mobil Corp.	298,170	26,277,722
Hess Corp. (a)	116,560	14,708,707
Marathon Oil Corp.	121,160	6,284,569
Total S.A. (ADR)	294,980	25,152,945

		136,028,101

Pharmaceuticals—7.1%
Abbott Laboratories	64,960	3,440,931
GlaxoSmithKline, Plc. (GBP)	229,340	5,065,732
Johnson & Johnson	231,270	14,879,912
Merck & Co., Inc.	328,830	12,393,603
Pfizer, Inc.	196,450	3,431,981
Wyeth	325,880	15,629,205

		54,841,364

Road & Rail—1.0%
Burlington Northern Santa Fe Corp. (a)	77,590	7,750,465

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—1.8%
Intel Corp.	657,700	$14,127,396

Software—2.2%
Oracle Corp. (b)	810,110	17,012,310

Specialty Retail—1.4%
Advance Auto Parts, Inc. (a)	39,140	1,519,806
Staples, Inc.	172,220	4,090,225
The Sherwin-Williams Co. (a)	110,980	5,097,312

		10,707,343

Textiles, Apparel & Luxury Goods—1.5%
Nike, Inc.	192,160	11,454,658

Tobacco—4.0%
Altria Group, Inc.	190,650	3,919,764
Lorillard, Inc. (b)	55,890	3,865,353
Philip Morris International, Inc. (a) (b)	460,470	22,742,613

		30,527,730

Trading Companies & Distributors—0.9%
W.W. Grainger, Inc.	85,830	7,020,894

Wireless Telecommunication Services—1.0%
Vodafone Group, Plc. (GBP)	2,509,725	7,390,633

Total Common Stock (Identified Cost $811,434,056)		764,915,482

Short Term Investments—11.8%
Security Description	Face Amount/ Shares	Value*

Commercial Paper—0.9%
American Express 1.000%, 07/01/08	$7,556,000	7,556,000

Mutual Funds—10.9%
State Street Navigator Securities Lending Prime Portfolio (c)	83,993,024	83,993,024

Total Short Term Investments (Identified Cost $91,549,024)		91,549,024

Total Investments—110.9% (Identified Cost $902,983,080) (d)		856,464,506
Liabilities in excess of other assets		(84,521,258)

Total Net Assets—100%		$771,943,248

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

(a)	A portion or all of the security was held on loan. As of June 30, 2008, the market value of securities loaned was $81,411,293 and the collateral received consisted of cash in the amount of $83,993,024. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $902,983,080 and the composition of unrealized appreciation and depreciation of investment securities was $33,691,754 and $(80,210,328), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$815,825,609	$0
Level 2 - Other Significant Observable Inputs	40,638,897	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$856,464,506	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a) (c)		$856,464,506
Foreign cash at value (b)		54,086
Receivable for:
Securities sold		2,476,336
Fund shares sold		536,590
Accrued interest and dividends		1,454,263
Foreign taxes		43,449

Total Assets		861,029,230
Liabilities
Payable for:
Securities purchased	$3,485,429
Fund shares redeemed	958,441
Collateral for securities loaned	83,993,024
Due to custodian bank	1,179
Accrued expenses:
Management fees	490,085
Service and distribution fees	40,310
Other expenses	117,514

Total Liabilities		89,085,982

Net Assets		$771,943,248

Net assets consists of:
Capital paid in		$818,210,537
Undistributed net investment income		3,177,442
Accumulated net realized losses		(2,931,974)
Unrealized depreciation on investments and foreign currency		(46,512,757)

Net Assets		$771,943,248

Computation of offering price:
Class A
Net asset value and redemption price per share ($545,571,620 divided by 44,498,868 shares outstanding)		$12.26

Class B
Net asset value and redemption price per share ($131,488,010 divided by 10,746,850 shares outstanding)		$12.24

Class E
Net asset value and redemption price per share ($94,883,618 divided by 7,753,630 shares outstanding)		$12.24

(a) Identified cost of investments		$902,983,080

(b) Identified cost of foreign cash		$53,715

(c)	Includes cash collateral for securities loaned of $83,993,024.

Statement of Operations*

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends		$5,167,696 (a)
Interest		66,655

		5,234,351
Expenses
Management fees	$1,308,033
Service and distribution fees—Class B	61,200
Service and distribution fees—Class E	26,701
Administration fees	3,793
Directors’ fees and expenses	9,581
Custodian	33,032
Audit and tax services	27,078
Legal	8,516
Printing	160,286
Insurance	1,611
Miscellaneous	4,783

Total Expenses	1,644,614
Management fee waivers	(147,197)	1,497,417

Net Investment Income		3,736,934

Realized and Unrealized Loss
Realized loss on:
Investments—net	(2,339,090)
Futures contracts—net	(366,979)
Foreign currency transactions—net	(95,890)	(2,801,959)

Change in unrealized appreciation (depreciation) on:
Investments—net	(61,932,938)
Foreign currency transactions—net	5,588	(61,927,350)

Net loss		(64,729,309)

Net Decrease in Net Assets From Operations		$(60,992,375)

*	Information shown is for the MFS Value Portfolio of the Met Investors Series Trust which was reorganized into the MFS Value Portfolio on April 28, 2008.
(a)	Net of foreign taxes of $85,287.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Statements of Changes in Net Assets* (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$3,736,934	$1,848,776
Net realized gain (loss)	(2,801,959)	9,492,836
Change in unrealized depreciation	(61,927,350)	(2,499,081)

Increase (decrease) in net assets from operations	(60,992,375)	8,842,531

From Distributions to Shareholders
Net investment income
Class A	(2,400,602)	(786)

Net realized gain
Class A	(9,523,977)	(2,376,175)

Total distributions	(11,924,579)	(2,376,961)

Increase in net assets from capital share transactions	702,040,916	28,237,637

Total increase in net assets	629,123,962	34,703,207

Net Assets
Beginning of the period	142,819,286	108,116,079

End of the period	$771,943,248	$142,819,286

Undistributed Net Investment Income
End of the period	$3,177,442	$1,841,110

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	15,578,812	$207,572,479	3,201,796	$47,683,327
Shares issued through acquisition	20,468,016	246,073,369	0	0
Reinvestments	908,886	11,924,579	160,497	2,376,961
Redemptions	(1,952,904)	(26,132,159)	(1,460,202)	(21,822,651)

Net increase	35,002,810	$439,438,268	1,902,091	$28,237,637

Class B
Sales	146,815	$1,907,007	0	$0
Shares issued through reorganization	10,820,578	168,192,690	0	0
Redemptions	(220,543)	(2,865,247)	0	0

Net increase	10,746,850	$167,234,450	0	$0

Class E
Sales	626,047	$8,180,912	0	$0
Shares issued through reorganization	7,423,981	91,036,344	0	0
Redemptions	(296,398)	(3,849,058)	0	0

Net increase	7,753,630	$95,368,198	0	$0

Increase derived from capital share transactions		$702,040,916		$0

*	Information shown is for the MFS Value Portfolio of the Met Investors Series Trust which was reorganized into the MFS Value Portfolio on April 28, 2008.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Financial Highlights* (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007		2006	2005	2004(a)	2003(a)
Net Asset Value, Beginning of Period	$15.04		$14.24		$12.44	$12.32	$10.83	$8.80

Income From Investment Operations
Net investment income	0.27	(b)	0.21	(b)	0.20 (b)	0.17 (b)	0.14	0.13
Net realized and unrealized gain (loss) of investments	(1.81)		0.87		2.45	0.63	1.59	2.04

Total from investment operations	(1.54)		1.08		2.65	0.80	1.73	2.17

Less Distributions
Distributions from net investment income	(0.25)		(0.00	)(c)	(0.18)	(0.15)	(0.14)	(0.14)
Distributions from net realized capital gains	(0.99)		(0.28)		(0.67)	(0.53)	(0.10)	0.00

Total distributions	(1.24)		(0.28)		(0.85)	(0.68)	(0.24)	(0.14)

Net Asset Value, End of Period	$12.26		$15.04		$14.24	$12.44	$12.32	$10.83

Total Return (%)	(10.8	)(d)	7.6		21.3	6.4	16.0	24.6
Ratio of operating expenses to average net assets (%)	0.77	(e)	0.87		1.00	0.99	1.00	1.00
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (f)	0.86	(e)	0.88		1.02	1.00	1.14	1.08
Ratio of net investment income to average net assets (%)	2.12	(e)	1.42		1.46	1.36	1.30	1.44
Portfolio turnover rate (%)	21	(e)	25		39	23	47	57
Net assets, end of period (000)	$545,572		$142,819		$108,116	$78,658	$47,252	$40,128

	Class B		Class E
	Period ended June 30, 2008(g)		Period ended June 30, 2008(g)
Net Asset Value, Beginning of Period	$13.12		$13.12

Income From Investment Operations
Net investment income	0.28	(b)	0.30	(b)
Net realized and unrealized loss of investments	(1.16)		(1.18)

Total from investment operations	(0.88)		(0.88)

Net Asset Value, End of Period	$12.24		$12.24

Total Return (%)	(6.7	)(d)	(6.7	)(d)
Ratio of operating expenses to average net assets (%)	1.02	(e)	0.92	(e)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (f)	1.11	(e)	1.01	(e)
Ratio of net investment income to average net assets (%)	2.15	(e)	2.25	(e)
Portfolio turnover rate (%)	21	(e)	21	(e)
Net assets, end of period (000)	$131,488		$94,884

*	On April 28, 2008, the MFS Value Portfolio aquired the net assets of the MIST MFS Value Predecessor. The MFS Value Portfolio was the legal survivor and the MIST MFS Value Predecessor was the accounting and performance survivor in this transaction. The above financial highlights are those of the MIST MFS Value Predecessor.
(a)	Audited by other Independent Registered Public Accounting Firm.
(b)	Per share amount is based on average shares outstanding during the period.
(c)	Distributions for the period were less than $0.01.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	See Note 4 of the Notes to Financial Statements.
(g)	Commencement of operations was April 28, 2008 for Classes B and E.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MFS Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-10

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or “the Adviser”), who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-11

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

MSF-12

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$141,072	$1,505,763	$2,235,889	$4,495,487	$—	$—	$2,376,961	$6,001,250

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$2,762,732	$8,602,342	$15,284,591	$—	$26,649,665

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$752,676,538	$0	$64,501,724

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $250 million of the Portfolio’s average daily net assets, 0.70% for the next $2.25 billion, 0.675% for the next $2.5 billion and 0.65% for amounts over $5 billion . Fees earned by Metlife Advisers with respect to the Portfolio for the period starting April 28, 2008, through June 30, 2008 were $997,410. Prior to April 28, 2008, the MIST MFS Value Predecessor paid an investment advisory fee to Met Investors Advisory, LLC at the annual rate of 0.725% for the first $250 million of the Portfolio’s average daily net assets, 0.675% for the next $1 billion, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion. Fees earned by Met Investors Advisory, LLC with respect to the Portfolio for the period starting January 1, 2008 through April 27, 2008 were $310,623.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Massachusetts Financial Services Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

MetLife Advisers contractually agreed, for the period January 7, 2008 through April 30, 2008, to reduce its advisory fee as follows: 0.10% on the first $250 million of the combined average net assets of the Portfolio and the MFS Value Portfolio of the Met Investors Series Trust (the “Combined Assets”), 0.05% on the next $1 billion of Combined Assets, 0.10% on the next $250 million of Combined Assets, 0.20% on the next $1 billion of Combined Assets, 0.175% on the next $2.5 billion of Combined Assets, and 0.15% on Combined Assets over $5 billion. MetLife Advisers has contractually agreed, for the period April 28, 2008 through

MSF-13

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

April 30, 2009, to reduce its advisory fee to the annual rate of 0.65% for the first $1.25 billion of the Portfolio’s average daily net assets, 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2008 are footnoted in the Schedule of Investments.

6.	ACQUISITIONS:

After the close of business on April 25, 2008, MFS Value Portfolio (the”Portfolio”) acquired the assets and liabilities of the MFS Value Portfolio of the Met Investors Series Trust (the “MIST MFS Value Predecessor”) in a tax-free reorganization in exchange for shares of the Portfolio pursuant to a certain plan of reorganization. Because the MIST MFS Value Predecessor was the accounting survivor of the merger with and into the Portfolio for financial reporting purposes, the financial results of MIST MFS Value Predecessor will survive. Accordingly, the financial statements presented for the Portfolio reflect the historical results of MIST MFS Value Predecessor. The number and value of shares issued by the Portfolio were in amounts equal to the number and value of shares held by MIST MFS Value Predecessor shareholders as of the reorganization date.

The acquisition was accomplished by a tax free exchange of 25,423,968 Class A shares of the Portfolio (valued at $269 million) in exchange for 20,468,016 shares of MIST MFS Value Predecessor (valued at $269 million).

The aggregate net assets of the Portfolio and MIST MFS Value Predecessor immediately before the acquisition were $508,360,038 and $138,253,279, respectively. The aggregate net assets immediately after the acquisition were $646,613,317, which includes $10,649,940 of acquired net unrealized appreciation on investments. The total cost of acquired securities was $125,492,933.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative

MSF-14

Metropolitan Series Fund, Inc.

MFS Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-15

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-16

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the Morgan Stanley EAFE Index Portfolio returned -10.6%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index1, which returned -11.0%. Dividend income accounted for 1.7% of the mid-year total return of the Index. The Portfolio’s performance cannot exactly duplicate the MSCI EAFE Index’s return because of differences that primarily result from sampling, pricing, and transaction costs.

PORTFOLIO REVIEW

During the first quarter, the MSCI EAFE Index declined almost 9%. This decline was primarily due to weakness in the global economy and deteriorating financial market conditions in the U.S. In April, the MSCI EAFE Index rebounded over 5% due to a rebound in the U.S. equity markets after the Federal Open Market Committee started several initiatives, including expanding its securities lending program and providing special financing for JPMorgan Chase to acquire Bear Stearns. The weakening U.S. Dollar positively impacted the U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 4.7%. The price of oil rose from approximately $96 to $140 per barrel during the first half, up approximately 46% from year-end. Concerns emanating from weaknesses in refinery utilization and global geopolitical unrest contributed to supply concerns, increasing oil prices over the period. Some of the factors driving the foreign equity markets included geopolitical concerns, energy prices, foreign exchange rates, corporate earnings, and unemployment rates.

For the first half of the year, Norway (beginning-of-year weight of 1.1%) was the only country that experienced a positive return, up 2.5%. The three countries with the least negative returns were Denmark (0.9% beginning weight), down 0.4%; Austria (0.6% beginning weight), down 4.7%; and Japan (19.9% beginning weight), down 5.5%. The worst performing countries were New Zealand, Greece, and Portugal, down 26.4%, 25.7% and 25.0%, respectively. The United Kingdom, down 11.3%, was the largest weight in the index with a beginning weight of 22.2%, and had the largest negative contribution to the index.

The stocks with the largest positive impact on the benchmark return for the first half of the year were ArcelorMittal, up 28.2%; BHP Billiton Plc, up 25.3%; and BHP Billiton Limited, up 19.9%. The stocks with the largest negative impact were UBS AG, down 48.9%; Royal Bank of Scotland, down 39.9%; and Nokia Oyj, down 35.3%.

* The views expressed above are those of the subadvisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.

MSF-1

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE

MSCI EAFE INDEX

Average Annual Returns as of June 30, 2008

	Morgan Stanley EAFE Index Portfolio			MSCI EAFE Index
	Class A	Class B	Class E
6 Months	-10.6%	-10.8%	-10.7%	-11.0%
1 Year	-10.3	-10.5	-10.4	-10.6
5 Year	16.3	16.0	16.1	16.7
Since Inception	6.0	5.4	6.8	6.4

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2008

Top Holdings

% of Total Net Assets
Royal Dutch Shell, Plc.	2.1%
iShares MSCI EAFE Index Fund	1.8%
BP, Plc.	1.8%
Total S.A.	1.5%
HSBC Holdings, Plc.	1.5%
Nestle S.A.	1.4%
Vodafone Group, Plc.	1.3%
BHP Billiton, Ltd.	1.2%
Toyota Motor Corp.	1.0%
E.ON AG	1.0%

Top Countries

% of Total Net Assets
United Kingdom	21.3%
Japan	21.0%
France	9.7%
Germany	8.9%
Switzerland	6.9%
Australia	6.7%
Spain	4.0%
Italy	3.7%
Netherlands	2.6%
Sweden	2.1%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
Morgan Stanley EAFE Index—Class A(a)	Actual	0.40%	$1,000.00	$893.60	$1.88
	Hypothetical	0.40%	$1,000.00	$1,022.85	$2.01

Morgan Stanley EAFE Index—Class B(a)	Actual	0.65%	$1,000.00	$892.40	$3.06
	Hypothetical	0.65%	$1,000.00	$1,021.59	$3.27

Morgan Stanley EAFE Index—Class E(a)	Actual	0.55%	$1,000.00	$893.40	$2.59
	Hypothetical	0.55%	$1,000.00	$1,022.09	$2.77

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—98.9% of Total Net Assets

Security Description	Shares	Value*

Australia—6.5%
AGL Energy, Ltd. (a)	27,513	$376,641
Alumina, Ltd. (a)	77,975	351,860
Amcor, Ltd.	57,157	275,771
AMP, Ltd.	121,108	773,575
Ansell, Ltd.	1	9
Aristocrat Leisure, Ltd. (a)	23,455	143,763
Asciano Group, Ltd. (a)	33,157	110,314
ASX, Ltd. (a)	11,184	335,174
Australia & New Zealand Banking Group, Ltd.	118,945	2,124,402
AXA Asia Pacific Holdings, Ltd.	50,272	224,578
Babcock & Brown, Ltd. (a)	14,021	100,186
Bendigo Bank, Ltd. (a)	16,859	175,875
BHP Billiton, Ltd.	206,538	8,775,701
BlueScope Steel, Ltd. (a)	43,389	469,848
Boart Longyear Group (b)	89,441	190,517
Boral, Ltd. (a)	33,631	181,472
Brambles Ltd.	89,667	751,241
Coca-Cola Amatil, Ltd.	30,998	207,609
Cochlear, Ltd.	2,939	122,827
Commonwealth Bank of Australia	82,153	3,149,249
Computershare, Ltd.	29,681	261,038
Crown, Ltd.	29,464	261,362
CSL, Ltd.	34,643	1,184,498
CSR, Ltd.	79,151	184,439
DB RREEF Trust (REIT) (a)	188,026	247,666
Fairfax Media, Ltd. (a)	84,531	237,231
Fortescue Metals Group, Ltd. (a) (b)	82,630	934,421
Foster’s Group, Ltd.	113,327	548,789
Futuris Corp., Ltd.	1	1
Goodman Fielder, Ltd. (a)	88,084	118,223
Goodman Group (REIT) (a)	93,428	276,776
Incitec Pivot, Ltd.	3,214	564,856
Insurance Australia Group, Ltd. (a)	111,884	368,612
Leighton Holdings, Ltd. (a)	9,786	470,505
Lend Lease Corp., Ltd. (a)	20,464	186,659
Lion Nathan, Ltd. (a)	21,432	174,642
Macquarie Group, Ltd. (a)	17,263	800,081
Metcash, Ltd. (a)	49,589	175,289
Mirvac Group (REIT) (a)	76,884	217,183
National Australia Bank, Ltd.	101,103	2,555,195
Newcrest Mining, Ltd.	28,699	807,888
OneSteel, Ltd.	52,833	375,500
Orica, Ltd. (a)	21,486	601,206
Origin Energy, Ltd.	51,589	792,652
Oxiana, Ltd. (b)	99,315	247,898
Oxiana, Ltd. (a)	90,420	225,620
Paladin Resources Ltd. (a)	29,852	181,848
Qantas Airways, Ltd.	58,796	170,853
QBE Insurance Group, Ltd.	56,197	1,190,558
Rio Tinto, Ltd. (a)	17,460	2,270,633
Santos, Ltd.	36,830	757,017
Sims Group, Ltd.	9,738	388,903
Sonic Healthcare, Ltd. (a)	16,937	235,368
St. George Bank, Ltd. (a)	34,706	897,890
Suncorp-Metway, Ltd.	59,372	738,922
TABCORP Holdings, Ltd. (a)	29,263	274,214
Tattersall’s, Ltd. (a)	76,330	170,416

Security Description	Shares	Value*

Australia—(Continued)
Telstra Corp., Ltd. (a)	286,849	$1,162,225
Toll Holdings, Ltd. (a)	33,157	191,419
Transurban Group (a)	68,623	276,105
Wesfarmers, Ltd. (a)	38,426	1,368,552
Wesfarmers, Ltd. (Price Protected Shares) (b)	11,090	398,573
Westfield Group (REIT)	106,162	1,650,044
Westpac Banking Corp.	114,691	2,189,038
Woodside Petroleum, Ltd.	29,175	1,889,528
Woolworths, Ltd.	75,638	1,766,213
WorleyParsoms, Ltd.	10,634	384,407

		50,211,568

Austria—0.6%
Andritz AG (a)	2,729	171,699
Erste Bank der oesterreichischen Sparkassen AG (a)	12,016	743,414
Immoeast AG	28,570	251,921
IMMOFINANZ AG	26,048	268,546
Meinl European Land, Ltd. (a)	22,315	250,454
OMV AG	9,729	759,571
Raiffeisen International Bank Holding AG (a)	3,451	437,398
Strabag SE	3,164	245,986
Telekom Austria AG (a)	18,200	393,907
Verbund-Oesterreichische Elektrizitaetswirtschafts AG (Class A) (a)	4,650	416,115
Voestalpine AG (a)	7,335	601,677
Wiener Staedtische Versicherung AG	2,014	132,916
Wienerberger AG (a)	4,887	204,882

		4,878,486

Belgium—1.0%
Belgacom S.A.	10,680	457,902
Colruyt S.A. (a)	1,086	285,800
Delhaize Group	6,756	454,189
Dexia S.A. (a)	32,440	515,031
Fortis	130,740	2,075,353
Fortis Bank S.A. (b) (c) (d)	5	0
Groupe Bruxelles Lambert S.A.	4,622	547,463
InBev NV	10,975	758,724
KBC Ancora	1,932	167,793
KBC Groep NV	10,239	1,129,329
Mobistar S.A.	1,431	116,244
Nationale A Portefeuille	2,443	183,234
Solvay S.A. (a)	3,502	455,469
UCB S.A.	6,793	249,883
Umicore S.A.	6,589	325,109

		7,721,523

Bermuda—0.4%
Esprit Holdings, Ltd. (HKD) (a)	65,100	677,603
Kerry Properties, Ltd. (HKD)	46,500	243,648
Li & Fung, Ltd. (HKD)	150,800	453,491
Mongolia Energy Co., Ltd. (HKD) (b)	228,000	440,384
Noble Group, Ltd. (SGD)	122,000	213,143
NWS Holdings, Ltd. (HKD)	62,000	161,445
Pacific Basin Shipping, Ltd. (HKD) (a)	108,000	153,313

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Bermuda—(Continued)
SeaDrill, Ltd. (NOK)	18,268	$558,393
Shangri-La Asia, Ltd. (HKD)	101,114	235,758

		3,137,178

Cayman Islands—0.1%
Foxconn International Holdings, Ltd. (HKD) (a)	141,000	135,411
Hutchison Tellecommunications (HKD)	37,000	52,494
Kingboard Chemical Holdings, Ltd. (HKD)	45,000	207,409

		395,314

Denmark—1.0%
AP Moller-Maersk A/S (Series A)	35	427,094
AP Moller-Maersk A/S (Series B)	72	876,994
Carlsberg A/S (Class B) (a)	4,506	434,811
Coloplast A/S	2,044	178,100
Danisco A/S (a)	3,322	213,404
Danske Bank A/S (a)	26,805	769,070
DSV A/S	9,153	219,021
FLSmidth & Co. A/S	3,194	350,161
Jyske Bank A/S	3,993	237,287
Novo Nordisk A/S	28,025	1,846,693
Novozymes A/S (Series B) (a)	3,213	288,583
Sydbank A/S (a)	4,663	177,482
Topdanmark A/S (a)	1,150	173,171
TrygVesta A/S (a)	2,044	143,820
Vestas Wind Systems A/S	11,881	1,550,414

		7,886,105

Finland—1.5%
Elisa Oyj (a)	11,157	232,538
Fortum Oyj	27,597	1,397,846
Kesko Oyj (a)	4,472	143,873
Kone Oyj	10,280	359,194
Metso Oyj	8,217	371,817
Neste Oil Oyj (a)	7,224	211,663
Nokia Oyj	246,457	6,038,202
Nokian Renkaat Oyj	5,781	275,911
Outokumpu Oyj (a)	6,340	220,271
Pohjola Bank, Plc. (a)	7,483	128,999
Rautaruukki Oyj	5,366	244,021
Sampo Oyj	27,863	700,429
Sanoma-WSOY Oyj (a)	5,778	127,442
Stora Enso Oyj (a)	40,497	377,068
UPM-Kymmene Oyj (a)	29,440	478,675
Wartsila Oyj (a)	5,341	334,362
YIT Oyj	9,481	236,789

		11,879,100

France—9.7%
Accor S.A. (a)	12,073	802,123
Aeroports de Paris (a)	2,209	206,403
Air France-KLM (a)	7,711	183,788
Air Liquide S.A. (a)	15,383	2,028,364
Alcatel-Lucent	146,253	880,671
Alstom (a)	6,487	1,487,544

Security Description	Shares	Value*

France—(Continued)
Atos Origin S.A. (a)	3,727	$205,132
AXA S.A. (a)	95,193	2,806,211
BNP Paribas (a)	49,773	4,459,980
Bouygues	15,053	992,546
Bureau Veritas S.A. (b)	2,571	152,611
Cap Gemini S.A. (a)	7,641	449,180
Carrefour S.A. (a)	39,182	2,209,794
Casino Guichard-Perrachon S.A.	3,089	348,809
Christian Dior S.A.	3,396	348,044
Cie de Saint-Gobain (a)	17,609	1,099,214
Cie Generale d’Optique Essilor International S.A. (a)	12,229	746,245
Cie Generale de Geophysique-Veritas (b)	8,270	390,497
CNP Assurances	2,630	296,120
Compagnie Générale des Etablissements Michelin (Class B) (a)	9,437	673,266
Credit Agricole S.A. (a)	54,174	1,097,933
Dassault Systemes S.A. (a)	4,077	247,440
Eiffage S.A. (a)	2,346	160,606
Electricite de France	12,399	1,175,758
Eramet	324	319,545
Eurazeo	1,606	170,827
Eutelsat Communications (b)	5,527	153,239
France Telecom S.A.	110,997	3,258,836
Gaz de France S.A. (a)	12,500	800,908
Gecina S.A. (REIT)	991	119,694
Groupe Danone (a)	26,776	1,874,007
Hermes International (a)	4,408	690,710
ICADE	1,079	125,523
Imerys S.A. (a)	1,222	88,401
Klepierre (REIT)	4,415	221,190
L’Oreal S.A. (a)	14,696	1,596,570
Lafarge S.A. (a)	9,367	1,433,210
Lagardere S.C.A. (a)	8,303	471,966
Legrand S.A.	5,988	150,281
LVMH Moet Hennessy Louis Vuitton S.A.	15,517	1,617,462
Natixis (a)	26,645	292,743
Neopost S.A.	1,562	164,989
PagesJaunes Groupe S.A. (a)	6,661	97,493
Pernod-Ricard S.A. (a)	10,116	1,037,694
Peugoet S.A. (a)	8,508	458,157
Pinault-Printemps-Redoute S.A. (a)	4,886	539,869
Publicis Groupe	7,880	254,353
Renault S.A.	11,630	951,649
Safran S.A. (a)	14,320	276,119
Sanofi-Aventis S.A. (a)	62,857	4,182,253
Schneider Electric S.A. (a)	14,039	1,513,433
Scor SE	11,686	266,346
Societe Television Francaise 1 (a)	9,194	152,807
Société Générale	29,082	2,504,031
Sodexho Alliance S.A.	4,984	325,890
Suez S.A. (a)	65,083	4,420,847
Technip S.A.	6,217	571,698
Thales S.A.	5,108	290,650
Total S.A.	133,003	11,340,404
Unibail-Rodamco (REIT) (a)	5,058	1,167,911
Valeo S.A. (a)	3,767	120,036

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

France—(Continued)
Vallourec	3,284	$1,147,400
Veolia Environnement S.A.	23,280	1,297,257
Vinci S.A. (a)	25,227	1,539,517
Vivendi	71,792	2,718,274
Wendel (a)	1,736	175,378
Zodiac S.A. (a)	3,563	163,159

		74,511,005

Germany—8.5%
Adidas AG (a)	12,448	783,877
Allianz SE	28,170	4,950,569
BASF AG	59,376	4,089,733
Bayer AG	47,173	3,962,860
Bayerische Motoren Werke AG	20,475	982,742
Beiersdorf AG (a)	5,572	409,935
Bilfinger Berger AG	2,232	193,216
Celesio AG	5,284	191,024
Commerzbank AG	38,831	1,147,512
Continental AG	9,787	1,002,824
Daimler AG (a)	56,315	3,476,741
Deutsche Bank AG	31,009	2,672,025
Deutsche Boerse AG	12,158	1,364,334
Deutsche Lufthansa AG	12,402	266,420
Deutsche Post AG	52,248	1,363,233
Deutsche Postbank AG (a)	5,103	446,575
Deutsche Telekom AG	171,920	2,811,327
E.ON AG	38,832	7,821,123
Fraport AG Frankfurt Airport Services	2,305	156,216
Fresenius Medical Care AG	11,520	634,448
Fresenius SE	1,704	147,407
GEA Group AG	10,696	376,571
Hamburger Hafen und Logistik AG (b)	1,604	124,616
Hannover Rueckversicherung AG	3,778	186,385
HeidelbergCement AG	1,561	226,174
Henkel KGaA	6,949	260,181
Hochtief AG (a)	2,252	227,805
Hypo Real Estate Holding AG (a)	6,050	169,547
Infineon Technologies AG (a) (b)	48,636	420,294
IVG Immobilen AG	7,318	144,066
K&S AG	2,192	1,257,809
Linde AG (a)	8,228	1,153,725
MAN AG	6,440	713,608
Merck KGaA (a)	4,173	592,638
Metro AG	7,039	448,605
Müenchener Rüeckversicherungs AG (a)	12,611	2,207,646
Puma AG Rudolf Dassler Sport	444	148,700
Q-Cells AG (a) (b)	3,759	380,485
Rheinmetall AG	2,165	156,222
RWE AG	27,981	3,530,347
Salzgitter AG	2,440	445,948
SAP AG (a)	52,998	2,770,841
Siemens AG	53,964	5,976,648
SolarWorld AG (a)	4,671	221,780
ThyssenKrupp AG	22,242	1,394,052
TUI AG (a)	13,050	302,001
United Internet AG	7,900	155,549

Security Description	Shares	Value*

Germany—(Continued)
Volkswagen AG (a)	8,995	$2,592,879
Wacker Chemie AG	978	203,872

		65,663,135

Greece—0.7%
Alpha Bank A.E.	21,688	651,813
Coca-Cola Hellenic Bottling Co. S.A.	11,079	300,694
EFG Eurobank Ergasias S.A.	21,566	509,025
Hellenic Telecommunications Organization S.A.	15,027	372,970
Marfin Investment Group S.A.	42,239	333,821
National Bank of Greece S.A.	30,833	1,389,037
OPAP S.A.	15,100	525,503
Piraeus Bank S.A.	18,399	499,906
Public Power Corp. S.A.	7,286	253,406
Titan Cement Co. S.A.	3,910	154,389

		4,990,564

Hong Kong—1.8%
Bank of East Asia, Ltd.	101,200	548,780
BOC Hong Kong Holdings, Ltd.	253,965	671,679
Cathay Pacific Airways, Ltd. (a)	87,000	165,540
Cheung Kong Holdings, Ltd.	88,000	1,183,418
CLP Holdings, Ltd. (a)	130,877	1,120,692
Hang Lung Group, Ltd.	60,000	266,252
Hang Lung Properties, Ltd.	128,000	409,414
Hang Seng Bank, Ltd. (a)	49,400	1,041,042
Henderson Land Development Co., Ltd.	73,000	454,177
Hong Kong & China Gas Co. (a)	283,195	679,251
Hong Kong Exchanges & Clearing, Ltd. (a)	67,500	980,521
HongKong Electric Holdings (a)	93,049	556,088
Hopewell Holdings	50,000	177,346
Hutchison Whampoa, Ltd.	130,000	1,314,630
MTR Corp. (a)	107,500	337,968
New World Development, Ltd.	174,354	354,173
PCCW, Ltd.	139,794	84,536
Sino Land Co. (a)	104,000	206,257
Sun Hung Kai Properties, Ltd.	91,000	1,232,004
Swire Pacific, Ltd.	58,317	599,234
The Link (REIT) (a)	148,141	337,025
Wharf Holdings, Ltd.	95,433	398,776
Wheelock & Co., Ltd. (a)	68,000	182,015
Wing Hang Bank, Ltd.	14,500	191,953

		13,492,771

Ireland—0.6%
Allied Irish Banks, Plc.	60,464	932,152
Anglo Irish Bank Corp., Plc.	48,661	451,462
Bank of Ireland	71,813	625,434
CRH, Plc.	34,755	1,011,686
Elan Corp., Plc.	32,780	1,159,659
Kerry Group, Plc.	9,378	277,549

		4,457,942

Italy—3.7%
A2A S.p.A. (a)	83,970	308,490

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Italy—(Continued)
Alleanza Assicurazioni S.p.A. (a)	25,301	$274,049
Assicuraziono Generali S.p.A. (a)	67,450	2,581,930
Atlantia S.p.A. (a)	16,870	509,240
Banca Carige S.p.A.	49,591	174,448
Banca Monte dei Paschi di Siena S.p.A. (a)	112,255	315,848
Banca Popolare di Milano Scarl	27,586	257,330
Banco Popolare Scarl	42,175	743,973
Enel S.p.A.	271,529	2,576,826
Eni S.p.A.	160,863	5,991,069
FIAT S.p.A. (a)	45,156	737,317
Finmeccanica S.p.A. (a)	21,168	553,244
Fondiaria-Sai S.p.A.	4,556	150,006
IFIL—Investments S.p.A. (a)	22,340	144,834
Intesa Sanpaolo S.p.A.	484,200	2,755,363
Intesa Sanpaolo S.p.A.- RNC	56,998	293,458
Italcementi S.p.A.	1	17
Luxottica Group S.p.A. (a)	9,343	218,439
Mediaset S.p.A.	51,298	337,251
Mediobanca S.p.A.	36,157	610,950
Parmalat S.p.A. (a) (b)	100,163	261,139
Pirelli & Co. S.p.A.	28,509	19,556
Prysmian S.p.A. (b)	9,888	249,763
Saipem S.p.A.	16,902	791,872
Snam Rete Gas S.p.A. (a)	57,394	391,760
Telecom Italia S.p.A.	622,386	1,246,499
Telecom Italia S.p.A.-RNC	396,854	639,911
Terna Rete Elettrica Nazionale S.p.A. (a)	79,134	334,739
UniCredito Italiano S.p.A.	703,306	4,284,889
Unione di Banche Italiane SCPA (a)	37,720	881,854

		28,636,064

Japan—21.0%
Advantest Corp. (a)	11,800	249,211
Aeon Co., Ltd. (a)	40,400	497,623
Aeon Mall Co., Ltd.	4,700	138,554
Aioi Insurance Co., Ltd.	32,000	171,088
Aisin Seiki Co., Ltd.	11,400	372,134
Ajinomoto Co., Inc. (a)	46,000	434,484
Alfresa Holdings Corp.	2,200	157,251
All Nippon Airways Co., Ltd.	40,000	149,446
Amada Co., Ltd.	27,000	212,349
Asahi Breweries, Ltd. (a)	27,900	521,287
Asahi Glass Co., Ltd. (a)	60,000	726,815
Asahi Kasei Corp. (a)	79,000	414,547
Astellas Pharma, Inc.	31,600	1,342,291
Benesse Corp.	5,000	202,275
Bridgestone Corp. (a)	38,000	578,317
Brother Industries, Ltd.	16,400	225,883
Canon, Inc.	67,300	3,449,638
Casio Computer Co., Ltd. (a)	18,100	205,768
Central Japan Railway Co.	105	1,156,284
Chubu Electric Power Co., Inc. (a)	43,800	1,067,736
Chugai Pharmaceutical Co., Ltd. (a)	22,400	358,854
Chuo Mitsui Trust Holdings, Inc.	60,262	357,718
Citizen Holdings Co., Ltd. (a)	26,900	205,353
Cosmo Oil Co., Ltd.	41,000	148,076

Security Description	Shares	Value*

Japan—(Continued)
Credit Saison Co., Ltd.	10,500	$220,099
Dai Nippon Printing Co., Ltd.	40,000	589,353
Daihatsu Motor Co., Ltd. (a)	14,000	160,085
Daiichi Sankyo Co., Ltd.	44,700	1,229,031
Daikin Industries, Ltd.	16,800	846,187
Daito Trust Construction Co., Ltd.	6,400	309,968
Daiwa House Industry Co., Ltd. (a)	29,000	270,813
Daiwa Securities Group, Inc.	87,000	796,151
Denso Corp.	30,100	1,030,239
Dentsu, Inc. (a)	142	301,472
East Japan Railway Co.	210	1,709,200
Eisai Co., Ltd.	16,600	585,510
Electric Power Development Co., Ltd.	8,800	326,188
Elpida Memory, Inc. (a)	6,300	202,303
FamilyMart Co., Ltd.	4,300	175,606
Fanuc, Ltd.	12,600	1,227,654
Fast Retailing Co., Ltd. (a)	3,100	293,212
Fuji Electric Holdings Co., Ltd.	44,000	155,077
Fuji Heavy Industries, Ltd. (a)	42,000	205,186
FUJIFILM Holdings Corp.	29,100	996,367
Fujitsu, Ltd.	115,000	850,295
Fukuoka Financial Group, Inc.	53,000	239,662
Hankyu Hanshin Holdings, Inc. (a)	76,000	318,931
Haseko Corp.	83,500	111,099
Hirose Electric Co., Ltd. (a)	2,200	220,473
Hisamitsu Pharmaceutical Co., Inc.	4,700	204,261
Hitachi Chemical Co., Ltd.	8,000	165,762
Hitachi Construction Machinary Co., Ltd.	6,400	181,046
Hitachi Metals, Ltd.	12,000	196,843
Hitachi, Ltd.	214,000	1,539,036
Hokkaido Electric Power Co., Inc.	13,800	280,530
Hokuhoku Financial Group, Inc.	76,000	220,039
Hokuriku Electric Power Co.	12,000	285,209
Honda Motor Co., Ltd.	102,600	3,490,631
Hoya Corp.	26,300	609,452
Ibiden Co., Ltd.	8,100	293,037
Idemitsu Kosan Co., Ltd.	1,600	142,358
Ihi Corp. (a)	99,000	201,202
Inpex Holdings, Inc.	53	671,381
Isetan Mitsukoshi Holdings, Ltd.	22,400	239,458
Isuzu Motors, Ltd.	84,000	403,353
Itochu Corp.	90,000	955,282
J Front Retailing Co., Ltd. (a)	30,000	157,895
Japan Airlines Corp.	71,000	149,016
Japan Real Estate Investment Corp. (REIT) (a)	27	285,384
Japan Retail Fund Investment Corp. (REIT)	23	132,349
Japan Tobacco, Inc.	287	1,221,391
JFE Holding, Inc.	32,700	1,643,625
JGC Corp.	13,000	255,346
JS Group Corp. (a)	14,600	232,537
JSR Corp.	11,300	224,087
JTEKT Corp. (a)	12,600	199,361
Jupiter Telecommunications Co., Ltd. (b)	191	147,934
Kajima Corp. (a)	41,000	142,937
Kamigumi Co., Ltd.	21,000	158,588
Kaneka Corp.	20,000	136,425
Kao Corp.	33,000	864,375

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Kawasaki Heavy Industries, Ltd.	80,000	$212,691
Kawasaki Kisen Kaisha, Ltd.	41,000	387,247
KDDI Corp.	184	1,139,096
Keihin Electric Express Railway Co., Ltd. (a)	25,000	154,786
Keio Corp. (a)	32,000	162,045
Keyence Corp.	2,400	570,687
Kintetsu Corp. (a)	102,120	320,056
Kirin Holdings Co., Ltd.	54,000	840,885
Kobe Steel, Ltd.	177,000	505,480
Komatsu, Ltd.	57,100	1,587,682
Konami Corp. (a)	8,300	289,692
Konica Minolta Holdings, Inc.	28,000	473,969
Kubota Corp.	75,000	537,839
Kuraray Co., Ltd.	24,500	292,800
Kurita Water Industries, Ltd. (a)	7,100	262,400
Kyocera Corp. (a)	10,000	938,943
Kyowa Hakko Kogyo Co., Ltd.	20,000	204,645
Kyushu Electric Power Co., Inc.	25,800	539,065
Lawson, Inc.	4,900	238,702
Makita Corp.	9,400	383,382
Marubeni Corp.	112,000	933,789
Marui Group Co., Ltd. (a)	27,500	214,033
Matsushita Electric Industrial Co., Ltd.	115,000	2,466,051
Matsushita Electric Works, Ltd. (a)	24,000	244,367
Mazda Motor Corp.	62,000	322,765
Mediceo Paltac Holdings Co., Ltd. (a)	11,100	204,091
Millea Holdings, Inc. (d)	43,900	1,708,637
Minebea Co., Ltd.	28,000	160,830
Mitsubishi Chemical Holdings Corp.	88,000	510,639
Mitsubishi Corp.	85,900	2,826,319
Mitsubishi Electric Corp.	122,000	1,319,358
Mitsubishi Estate Co., Ltd.	75,000	1,712,270
Mitsubishi Gas & Chemical Co., Inc.	26,000	187,192
Mitsubishi Heavy Industries, Ltd.	204,000	976,837
Mitsubishi Materials Corp.	79,000	337,105
Mitsubishi Motors Corp. (a) (b)	237,000	430,123
Mitsubishi Tanabe Pharma Corp.	17,000	222,505
Mitsubishi UFJ Financial Group, Inc.	638,988	5,624,676
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,150	179,393
Mitsui & Co., Ltd.	109,317	2,413,361
Mitsui Chemicals, Inc.	52,000	255,755
Mitsui Engineering & Shipbuilding Co., Ltd. (a)	54,000	170,371
Mitsui Fudosan Co., Ltd.	51,000	1,087,135
Mitsui OSK Lines, Ltd.	75,000	1,077,116
Mitsui Sumitomo Insurance Group	21,600	743,240
Mitsumi Electric Co., Ltd. (a)	5,700	126,652
Mizuho Financial Group, Inc. (a)	602	2,787,591
Mizuho Trust & Banking Co., Ltd.	107,000	183,901
Murata Manufacturing Co., Ltd.	14,100	668,776
Namco Bandai Holdings, Inc. (a)	12,500	141,721
NEC Corp. (a)	120,000	630,153
NGK Insulators, Ltd.	17,000	329,770
NGK Spark Plug Co., Ltd. (a)	10,000	114,397
Nidec Corp.	7,100	471,805
Nikon Corp. (a)	23,000	668,448
Nintendo Co., Ltd.	6,200	3,489,209
Nippon Building Fund, Inc. (REIT)	35	410,900

Security Description	Shares	Value*

Japan—(Continued)
Nippon Electric Glass Co., Ltd.	23,000	$398,659
Nippon Express Co., Ltd.	48,000	229,625
Nippon Meat Packers, Inc. (a)	14,000	189,418
Nippon Mining Holdings, Inc.	51,000	320,103
Nippon Oil Corp.	90,000	605,667
Nippon Paper Group, Inc. (a)	63	172,351
Nippon Sheet Glass Co., Ltd.	35,000	172,708
Nippon Steel Corp. (a)	319,000	1,723,233
Nippon Telephone & Telegraph Corp.	319	1,554,811
Nippon Yusen K.K. (a)	75,000	719,648
NIPPONKOA Insurance Co., Ltd.	44,000	382,490
Nissan Motor Co., Ltd. (a)	146,500	1,206,013
Nisshin Seifun Group, Inc.	13,000	163,627
Nisshin Steel Co., Ltd. (a)	35,000	118,767
Nissin Food Products Co., Ltd. (a)	6,400	214,373
Nitori Co., Ltd.	2,950	151,508
Nitto Denko Corp. (a)	10,100	386,921
Nomura Holdings, Inc.	109,200	1,613,069
Nomura Research Institute, Ltd.	9,600	224,807
NSK, Ltd. (a)	37,000	324,552
NTN Corp. (a)	25,000	166,793
NTT Data Corp. (a)	80	312,066
NTT DoCoMo, Inc. (a)	990	1,451,791
Obayashi Corp.	51,000	230,602
Odakyu Electric Railway Co., Ltd. (a)	51,000	331,108
OJI Paper Co., Ltd. (a)	63,000	296,559
Olympus Corp. (a)	16,000	542,220
Omron Corp.	13,600	293,578
Ono Pharmaceutical Co., Ltd.	6,400	352,974
Oriental Land Co., Ltd. (a)	3,400	203,131
ORIX Corp.	5,960	861,216
Osaka Gas Co., Ltd.	134,000	491,504
Rakuten, Inc. (a)	385	194,113
Resona Holdings, Inc. (a)	303	463,971
Ricoh Co., Ltd.	45,000	814,472
Rohm Co., Ltd.	7,200	413,121
Sankyo Co., Ltd.	3,600	234,506
Santen Pharmaceutical Co., Ltd.	5,500	138,187
Sanyo Electric Co., Ltd. (a)	110,000	256,510
Sapporo Hokuyo Holdings, Inc.	20	134,754
SBI Holdings, Inc. (a)	686	149,774
Secom Co., Ltd.	13,500	657,266
Seiko Epson Corp. (a)	8,600	235,857
Sekisui Chemical Co., Ltd.	38,000	259,187
Sekisui House, Ltd. (a)	26,000	242,202
Seven & I Holdings Co., Ltd.	50,300	1,437,995
Sharp Corp.	65,000	1,060,544
Shikoku Electric Power Co., Inc. (a)	12,400	340,852
Shimadzu Corp.	18,000	178,924
Shimano, Inc. (a)	5,500	275,777
Shimizu Corp. (a)	37,000	174,907
Shin-Etsu Chemical Co., Ltd.	26,300	1,622,868
Shinsei Bank, Ltd. (a)	57,000	194,609
Shionogi & Co., Ltd.	19,000	375,416
Shiseido Co., Ltd. (a)	21,000	481,303
Showa Denko K.K.	83,000	220,000
Showa Shell Sekiyu K.K.	14,000	153,581

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
SMC Corp.	4,000	$439,081
Softbank Corp. (a)	48,100	809,378
Sojitz Corp.	70,500	236,684
Sompo Japan Insurance, Inc.	51,000	478,273
Sony Corp.	63,000	2,706,681
Sony Financial Holdings, Inc.	64	257,097
Stanley Electric Co., Ltd.	11,800	284,118
Sumco Corp. (a)	8,200	180,881
Sumitomo Chemical Co., Ltd.	100,000	628,705
Sumitomo Corp. (a)	67,700	887,431
Sumitomo Electric Industries, Ltd.	51,134	651,212
Sumitomo Heavy Industries, Ltd.	46,000	310,632
Sumitomo Metal Industries, Ltd.	239,000	1,048,822
Sumitomo Metal Mining Co., Ltd. (a)	34,000	517,529
Sumitomo Mitsui Financial Group, Inc. (a)	414	3,105,756
Sumitomo Realty & Development Co., Ltd.	25,000	495,262
Suzuken Co., Ltd.	5,574	205,664
Suzuki Motor Corp. (a)	22,700	535,578
T&D Holdings, Inc.	12,400	764,631
Taiheiyo Cement Corp.	71,000	142,115
Taisei Corp. (a)	35,000	83,583
Taisho Pharmaceutical Co., Ltd.	10,000	185,151
Taiyo Nippon Sanso Corp. (a)	18,000	150,319
Takashimaya Co., Ltd. (a)	17,000	154,410
Takeda Pharmaceutical Co., Ltd.	52,200	2,647,081
Takefuji Corp. (a)	7,440	103,159
TDK Corp.	7,200	431,676
Teijin, Ltd. (a)	66,000	225,893
Terumo Corp.	11,900	606,326
The 77 Bank, Ltd.	20,000	125,268
The Bank of Kyoto, Ltd.	22,000	229,376
The Bank of Yokohama, Ltd.	83,000	572,459
The Chiba Bank, Ltd.	47,000	330,173
The Chugoku Bank, Ltd.	12,000	174,535
The Chugoku Electric Power Co., Inc. (a)	18,300	390,686
The Furukawa Electric Co., Ltd.	38,000	164,610
The Gunma Bank, Ltd. (a)	26,000	173,393
The Hachijuni Bank, Ltd.	30,000	194,789
The Hiroshima Bank, Ltd. (a)	38,000	169,629
The Iyo Bank, Ltd.	17,000	198,725
The Japan Steel Works, Ltd. (a)	21,000	410,860
The Joyo Bank, Ltd. (a)	40,000	194,872
The Kansai Electric Power Co., Inc. (a)	45,900	1,073,694
The Nishi-Nippon Bank, Ltd.	52,000	154,146
The Shizuoka Bank, Ltd. (a)	41,000	419,394
The Sumitomo Trust & Banking Co., Ltd.	91,000	634,128
The Suruga Bank, Ltd. (a)	17,000	221,543
The Tokyo Electric Power Co., Inc.	77,400	1,988,792
THK Co., Ltd.	7,700	149,058
Tobu Railway Co., Ltd. (a)	52,000	246,585
Toho Co., Ltd. (a)	9,467	193,190
Toho Gas Co., Ltd. (a)	35,000	191,593
Tohoku Electric Power Co., Inc. (a)	26,200	570,248
Tokyo Electron, Ltd.	11,400	655,486
Tokyo Gas Co., Ltd.	150,000	603,472
Tokyo Tatemono Co., Ltd. (a)	19,000	122,612
Tokyu Corp.	76,000	393,845

Security Description	Shares	Value*

Japan—(Continued)
Tokyu Land Corp.	29,000	$165,330
TonenGeneral Sekiyu K.K. (a)	27,000	244,873
Toppan Printing Co., Ltd.	31,000	340,816
Toray Industries, Inc. (a)	83,000	445,815
Toshiba Corp. (a)	198,000	1,455,679
Tosoh Corp.	37,000	151,590
Toyo Seikan Kaisha, Ltd.	10,200	180,447
Toyoda Gosei Co., Ltd.	5,100	149,320
Toyota Industries Corp.	12,600	401,035
Toyota Motor Corp.	167,200	7,864,359
Toyota Tsusho Corp.	14,200	333,969
Trend Micro, Inc. (a)	5,500	180,969
Ube Industries, Ltd.	53,000	187,284
Unicharm Corp.	3,100	219,982
Ushio, Inc.	8,700	141,724
West Japan Railway Co.	100	491,161
Yahoo! Japan Corp. (a)	900	345,061
Yakult Honsha Co., Ltd. (a)	9,000	253,121
Yamada Denki Co., Ltd. (a)	6,020	427,948
Yamaguchi Financial Group, Inc.	15,000	207,168
Yamaha Corp.	11,500	222,357
Yamaha Motor Co., Ltd. (a)	13,100	244,498
Yamato Holdings Co., Ltd.	27,000	377,954
Yaskawa Electric Corp.	17,000	166,270
Yokogawa Electric Corp. (a)	14,600	133,842

		161,806,095

Luxembourg—0.8%
Acergy S.A. (a)	12,330	275,010
ArcelorMittal	53,650	5,296,764
Millicom International Cellular S.A. (SEK) (b)	4,375	453,034
SES (FDR)	18,798	473,678

		6,498,486

Mauritius—0.0%
Golden Agri-Resources, Ltd.	367,000	243,519

Netherlands—2.6%
Aegon NV	85,785	1,133,456
Akzo Nobel NV	15,834	1,084,200
ASML Holding NV (b)	26,597	647,876
Corio NV (REIT)	3,133	243,352
European Aeronautic Defense & Space Co. NV (a)	21,349	400,757
Fugro NV	3,571	304,534
Heineken Holding NV	6,799	310,742
Heineken NV	14,024	712,929
ING Groep NV	118,498	3,745,351
James Hardie Industries NV (AUD) (a)	34,811	140,912
Koninklijke Ahold NV	73,043	978,621
Koninklijke DSM NV	7,886	461,193
Koninklijke Philips Electronics NV	66,953	2,261,240
Randstad Holding NV (a)	7,076	246,933
Reed Elsevier NV	39,611	664,530
Royal KPN NV	112,246	1,919,172
SBM Offshore NV	9,817	361,710
SNS Reaal	8,062	155,396

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Netherlands—(Continued)
STMicroelectronics NV (a)	44,693	$461,170
TNT NV (a)	24,488	831,908
TomTom NV (a) (b)	3,347	95,197
Unilever NV	100,458	2,849,305
Wolters Kluwer NV	17,885	414,946

		20,425,430

New Zealand—0.1%
Contact Energy, Ltd.	26,533	161,250
Fletcher Building, Ltd. (a)	30,162	145,662
Telecom Corp. of New Zealand, Ltd. (a)	138,544	375,224

		682,136

Norway—1.0%
Aker Kvaerner ASA	10,348	243,368
DnB NOR ASA	48,456	614,452
Norsk Hydro ASA	45,479	662,243
Orkla ASA	54,230	694,079
Petroleum Geo-Services ASA (a)	8,701	212,616
Renewable Energy Corp. ASA (a) (b)	7,753	199,877
StatoilHydro ASA	79,549	2,970,757
Storebrand ASA	29,064	214,897
Telenor ASA	50,638	949,301
Yara International ASA	11,175	986,008

		7,747,598

Portugal—0.3%
Banco Comercial Portugues S.A. (a)	163,646	352,413
Banco Espirito Santo S.A. (a)	17,103	265,671
Brisa-Auto Estradas de Portugal S.A. (a)	24,915	287,136
Cimpor Cimentos de Portugal, SGPS, S.A. (a)	21,836	146,617
Energias de Portugal S.A.	120,505	628,337
Portugal Telecom, SGPS, S.A. (a)	42,778	482,226

		2,162,400

Singapore—1.1%
CapitaLand, Ltd. (a)	116,000	487,111
CapitaMall Trust (REIT) (a)	98,000	215,715
City Developments, Ltd.	40,000	320,046
ComfortDelGro Corp., Ltd.	80,000	88,320
Cosco Corp. Singapore, Ltd. (a)	71,517	168,675
DBS Group Holdings, Ltd.	74,978	1,041,412
Fraser & Neave, Ltd.	58,000	193,758
Keppel Corp., Ltd.	79,000	651,239
Olam International, Ltd.	95,000	170,115
Oversea-Chinese Banking Corp.	170,880	1,027,545
SembCorp Industries, Ltd.	89,000	273,400
SembCorp Marine	79,685	238,523
Singapore Airlines, Ltd. (a)	40,940	442,984
Singapore Exchange, Ltd. (a)	54,000	275,102
Singapore Press Holdings, Ltd.	117,250	364,839
Singapore Technologies Engineering, Ltd.	82,000	164,330
Singapore Telecommunications, Ltd.	500,820	1,336,264
United Overseas Bank, Ltd.	75,392	1,034,822
Wilmar International, Ltd. (a)	62,000	231,076

		8,725,276

Security Description	Shares	Value*

Spain—4.0%
Abertis Infraestructuras S.A. (a)	17,694	$417,778
Acciona S.A. (a)	1,646	388,388
Acerinox S.A. (a)	12,363	283,573
ACS Actividades de Construccion y Servicios S.A.	13,005	649,581
Banco Bilbao Vizcaya Argentaria S.A. (a)	220,033	4,192,025
Banco de Sabadell S.A. (a)	57,638	486,870
Banco Popular Espanol S.A. (a)	47,418	655,309
Banco Santander S.A.	384,839	7,022,934
Bankinter S.A. (a)	16,977	192,948
Cintra Concesiones de Infraestructuras de Transporte S.A. (a)	13,160	146,667
Criteria Caixacorp S.A. (a) (b)	53,350	319,329
Enagas S.A.	10,769	304,536
Fomento de Construcciones y Contratas S.A. (a)	3,072	181,390
Gamesa Corp. Tecnologica S.A.	10,521	516,479
Gas Natural SDG S.A.	7,593	442,069
Grifols S.A.	8,240	262,632
Grupo Ferrovial S.A. (a)	4,336	267,827
Iberdrola Renovables (b)	51,000	393,762
Iberdrola S.A. (a)	218,820	2,925,562
Inditex S.A. (a)	13,792	634,093
Indra Sistemas S.A. (a)	5,052	131,048
Mapfre S.A. (a)	44,011	209,724
Red Electrica de Espana	6,962	452,436
Repsol YPF S.A. (a)	45,323	1,783,537
Sacyr Vallehermoso S.A. (a)	5,904	179,252
Telefonica S.A.	264,506	6,991,714
Union Fenosa S.A. (a)	7,674	446,686
Zardoya Otis S.A. (a)	7,249	150,241

		31,028,390

Sweden—2.1%
Alfa Laval AB (a)	26,060	402,904
Assa Abloy AB (Series B) (a)	20,057	289,775
Atlas Copco AB (Series A) (a)	38,679	568,390
Atlas Copco AB (Series B)	26,061	346,215
Boliden AB (a)	18,652	150,579
Electrolux AB (a)	17,118	217,143
Getinge AB (Class B) (a)	12,136	296,133
Hennes & Mauritz AB (Series B)	31,601	1,705,072
Husqvarna AB (a)	17,118	148,786
Investor AB (a)	28,200	591,660
Lundin Petroleum AB (a)	16,352	241,711
Modern Times Group AB (a)	3,130	183,431
Nordea Bank AB	123,970	1,696,673
Sandvik AB	61,232	836,301
Scania AB (a)	21,772	297,840
Securitas AB (a)	21,462	248,849
Skandinaviska Enskilda Banken AB (a)	29,510	542,958
Skanska AB	25,167	359,290
SKF AB (a)	22,272	348,622
SSAB Svenskt Stal AB (Series A) (a)	11,498	369,125
SSAB Svenskt Stal AB (Series B)	6,100	172,611
Svenska Cellulosa AB (a)	34,876	490,900
Svenska Handelsbanken AB	26,559	627,724
Swedbank AB (a)	22,400	429,793

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Sweden—(Continued)
Swedish Match AB (a)	18,278	$372,217
Tele2 AB (a)	17,423	338,638
Telefonaktiebolaget LM Ericsson (Class B) (a)	178,980	1,846,325
TeliaSonera AB (a)	133,300	981,842
Volvo AB (Series B)	69,624	849,058

		15,950,565

Switzerland—6.6%
ABB, Ltd.	136,348	3,852,472
Actelion, Ltd. (a) (b)	6,285	334,787
Adecco S.A.	8,604	424,788
Baloise Holdings AG	3,194	334,633
Credit Suisse Group	65,575	2,978,746
Geberit AG (a)	2,351	344,719
Givaudan AG (a)	405	361,106
Holcim, Ltd.	12,518	1,013,291
Julius Baer Holding AG	13,122	879,253
Kuehne & Nagel International AG	3,252	308,010
Lindt & Spruengli AG (a)	55	151,331
Logitech International S.A.	10,725	286,214
Lonza Group AG (a)	2,935	405,619
Nestle S.A.	242,470	10,933,011
Nobel Biocare Holding AG (a)	8,030	261,258
Novartis AG	142,365	7,815,600
Pargesa Holding S.A.	1,694	187,952
Roche Holding AG (b)	43,128	7,747,646
SGS S.A.	302	431,321
Sonova Holding AG (a)	2,594	213,800
Straumann Holding AG	534	127,446
Sulzer AG	1,960	248,794
Swatch Group AG (Class A)	2,201	102,452
Swatch Group AG (Class B) (a)	2,093	519,206
Swiss Life Holding	2,159	574,021
Swiss Reinsurance (a)	20,962	1,388,623
Swisscom AG	1,500	499,304
Syngenta AG	6,316	2,046,298
UBS AG	183,932	3,806,925
Unaxis Holdings AG	425	117,728
Zurich Financial Services AG	9,117	2,330,537

		51,026,891

United Kingdom—21.3%
3i Group, Plc.	21,064	343,955
Alliance & Leicester, Plc.	23,673	138,124
AMEC, Plc. (a)	17,605	311,266
Anglo American, Plc.	81,240	5,750,828
Antofagasta, Plc.	24,514	318,562
Associated British Foods, Plc.	22,128	333,655
AstraZeneca, Plc.	89,123	3,788,110
Aviva, Plc.	165,050	1,634,494
BAE Systems, Plc.	218,107	1,918,598
Balfour Beatty, Plc.	30,333	256,089
Barclays, Plc. (b)	88,798	16,793
Barclays, Plc.	414,392	2,397,678
BG Group, Plc.	206,305	5,371,030
BHP Billiton, Plc.	136,173	5,227,289

Security Description	Shares	Value*

United Kingdom—(Continued)
BP, Plc.	1,164,366	$13,500,119
British Airways, Plc.	41,370	175,888
British America Tobacco, Plc.	92,019	3,171,302
British Energy Group, Plc.	64,769	915,106
British Land Co., Plc. (REIT)	30,642	429,301
British Sky Broadcasting, Plc.	73,950	694,008
BT Group, Plc.	476,853	1,894,334
Bunzl, Plc.	22,401	291,478
Burberry Group, Plc.	26,876	241,165
Cable & Wireless, Plc.	157,710	471,990
Cadbury, Plc.	86,947	1,090,389
Cairn Energy, Plc. (b)	8,110	520,111
Capita Group, Plc.	39,413	538,607
Carnival, Plc.	11,804	374,773
Centrica, Plc.	226,177	1,394,499
Cobham, Plc.	60,217	236,750
Compass Group, Plc.	112,180	842,324
Daily Mail & General Trust	23,944	148,753
Diageo, Plc.	158,270	2,905,240
Enterprise Inns, Plc.	31,243	251,985
Eurasian Natural Resources Corp. (b)	20,692	547,284
Experian Group, Ltd.	59,983	443,042
FirstGroup, Plc.	30,753	317,847
Friends Provident, Plc.	122,735	248,258
G4S, Plc.	83,089	334,525
GKN, Plc.	50,689	224,565
GlaxoSmithKline, Plc.	337,433	7,453,324
Hammerson, Plc. (REIT)	17,590	310,748
Hays, Plc.	89,608	160,442
HBOS, Plc.	235,004	1,285,473
Home Retail Group, Plc. (b)	41,384	178,592
HSBC Holdings, Plc.	731,554	11,273,092
ICAP, Plc.	36,213	387,078
IMI, Plc.	24,507	211,799
Imperial Tobacco Group, Plc.	62,007	2,306,505
Inchcape, Plc.	34,970	221,231
Intercontinental Hotels Group, Plc.	14,161	188,895
International Power, Plc.	93,731	801,534
Invensys, Plc.	47,928	248,075
Investec, Plc.	26,347	160,018
J. Sainsbury Co.	64,876	410,341
Johnson Matthey, Plc.	14,556	531,971
Kazakhmys, Plc.	12,707	399,203
Kingfisher, Plc.	152,400	339,864
Ladbrokes, Plc.	47,638	241,806
Land Securities Group, Plc. (REIT)	28,545	695,682
Legal & General Group, Plc.	357,048	708,000
Liberty International, Plc. (REIT) (a)	16,665	283,952
Lloyds TSB Group, Plc.	351,482	2,152,837
LogicaCMG, Plc.	90,803	194,883
London Stock Exchange Group, Plc. (a)	11,107	171,151
Lonmin, Plc.	9,678	609,789
Man Group, Plc.	108,024	1,330,805
Marks & Spencer Group, Plc.	96,716	631,245
Meggitt, Plc.	42,619	180,042
Mitchells & Butlers, Plc.	20,913	84,857
Mondi, Plc.	23,534	137,961

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
National Express Group, Plc.	7,087	$134,040
National Grid, Plc.	159,637	2,090,793
Next, Plc.	13,648	262,983
Old Mutual, Plc.	284,810	521,326
Pearson, Plc.	46,318	565,716
Persimmon, Plc. (a)	19,800	123,786
Prudential, Plc.	151,315	1,601,774
Punch Taverns, Plc.	19,122	118,914
Reckitt Benckiser Group, Plc.	37,679	1,906,797
Reed Elsevier Plc.	69,574	794,995
Rentokil Initial, Plc.	74,270	146,582
Rexam, Plc.	42,308	325,779
Rio Tinto, Plc.	62,082	7,607,380
Rolls-Royce Group, Plc.	114,239	775,225
Royal Bank of Scotland Group, Plc.	991,445	4,226,164
Royal Dutch Shell, Plc. (Class A) (a)	219,635	9,009,643
Royal Dutch Shell, Plc. (Class B)	171,621	6,893,613
SABMiller, Plc.	57,485	1,315,522
Sage Group, Ltd.	78,702	325,666
Schroders, Plc.	5,949	107,477
Scottish & Southern Energy, Plc.	54,779	1,527,780
Segro, Plc. (REIT)	25,798	200,665
Serco Group, Plc.	34,317	304,375
Severn Trent, Plc.	14,349	366,267
Shire, Ltd.	34,646	567,450
Smith & Nephew, Plc.	56,488	620,042
Smiths Group, Plc.	25,680	554,183
Stagecoach Group, Plc.	36,523	202,962
Standard Chartered, Plc.	87,008	2,459,080
Standard Life, Plc.	141,054	583,727
Tate & Lyle, Plc.	33,442	264,168
Tesco, Plc.	480,836	3,528,908
Thomas Cook Group, Plc.	33,377	155,267
Thomson Reuters, PLC.	12,693	339,042
Tomkins, Plc.	54,938	164,781
TUI Travel, Plc.	44,767	181,850
Tullow Oil, Plc.	45,822	871,684
Unilever, Plc.	82,194	2,337,037
United Business Media, Plc.	20,280	219,830
United Utilities, Plc.	52,112	710,412
Vendeta Resources, Plc.	8,931	389,242
Vodafone Group, Plc.	3,276,185	9,647,703
Whitbread, Plc.	9,201	224,231
William Hill, Plc.	21,132	133,908
WM Morrison Supermarkets, Plc.	149,552	790,869
Wolseley, Plc.	43,462	322,951
WPP Group, Plc.	74,431	716,130
Xstrata, Plc.	39,366	3,126,780

		164,666,808

United States—1.9%
iShares MSCI EAFE Index Fund (a)	202,300	13,898,010
Synthes, Inc. (CHF) (b)	3,629	498,528

		14,396,538

Total Common Stock (Identified Cost $647,781,311)		763,220,887

Preferred Stock—0.5%
Security Description	Shares	Value*

Australia—0.1%
GPT Group (REIT) (a)	121,164	$257,861
Macquarie Infrastructure Group (a)	183,237	405,767

		663,628

Germany—0.4%
Bayerische Motoren Werke AG	3,288	130,018
Fresenius SE	4,821	416,132
Henkel KGaA (a)	10,747	426,847
Porsche AG	5,610	862,497
RWE AG	2,982	299,844
Volkswagen AG	6,775	976,615

		3,111,953

Italy—0.0%
Unipol Gruppo Finanziario S.p.A.	57,044	109,437

Switzerland—0.0%
Schindler Holding AG	2,500	185,647

Total Preferred Stock (Identified Cost $3,294,439)		4,070,665

Units—0.3%

Australia—0.1%
CFS Retail Property Trust (REIT) (a)	95,649	169,055
Stockland (REIT) (a)	92,213	474,534

		643,589

Switzerland—0.2%
Compagnie Financière Richemont S.A.	32,172	1,778,705

Total Units (Identified Cost $1,796,578)		2,422,294

Rights—0.0%

France—0.0%
Credit Agricole S.A. (a) (b)	1	1

Japan—0.0%
Dowa Mining Co., Ltd.	16,000	5,816

Spain—0.0%
Zardoya Otis S.A. (a) (b)	5,436	11,214

United Kingdom—0.0%
HBOS, Plc. (b)	94,001	20,116

Total Rights (Identified Cost $19,350)		37,147

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Short Term Investments—11.7%

Security Description	Face Amount/ Shares	Value*

United States—11.7%
Federal Home Loan Bank 2.006%, 07/01/08	$975,000	$975,000
State Street Navigator Securities Lending Prime Portfolio (e)	89,339,077	89,339,077

Total Short Term Investments (Identified Cost $90,314,077)		90,314,077

Total Investments—111.4% (Identified Cost $743,205,755) (f)		860,065,070
Liabilities in excess of other assets		(88,268,824)

Total Net Assets—100%		$771,796,246

(a)	A portion or all of the security was held on loan. As of June 30, 2008, the market value of securities loaned was $89,022,538 and the collateral received consisted of cash in the amount of $89,339,077 and non-cash collateral with a value of $3,716,052. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Non-Income Producing.
(c)	Zero Valued Security.
(d)	Security was valued in good faith under procedures established by the Board of Directors.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $743,205,755 and the composition of unrealized appreciation and depreciation of investment securities was $158,532,905 and $(41,673,590), respectively.
(FDR)—	Fiduciary Depository Receipt
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(HKD)—	Hong Kong Dollar
(NOK)—	Norwegian Krone
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollars

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$103,237,087	$0
Level 2 - Other Significant Observable Inputs	756,827,983	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$860,065,070	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-14

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a) (c)		$860,065,070
Cash		24,046
Receivable for:
Securities sold		2,265,627
Fund shares sold		357,051
Accrued interest and dividends		1,785,793
Foreign taxes		121,218

Total Assets		864,618,805
Liabilities
Payable for:
Securities purchased	$1,345,031
Fund shares redeemed	683,329
Withholding taxes	45,113
Due to sub-custodian bank	883,408
Collateral for securities loaned	89,339,077
Accrued expenses:
Management fees	192,725
Service and distribution fees	67,134
Other expenses	266,742

Total Liabilities		92,822,559

Net Assets		$771,796,246

Net assets consists of:
Capital paid in		$641,911,033
Undistributed net investment income		12,763,375
Accumulated net realized gains		237,904
Unrealized appreciation on investments and foreign currency		116,883,934

Net Assets		$771,796,246

Computation of offering price:
Class A
Net asset value and redemption price per share ($428,648,148 divided by 29,716,211 shares outstanding)		$14.42

Class B
Net asset value and redemption price per share ($272,291,905 divided by 19,165,796 shares outstanding)		$14.21

Class E
Net asset value and redemption price per share ($70,856,193 divided by 4,933,062 shares outstanding)		$14.36

(a) Identified cost of investments		$743,205,755

(c)	Includes cash collateral for securities loaned of $89,339,077.

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends		$17,427,042 (a)
Interest		913,928 (b)

		18,340,970
Expenses
Management fees	$1,226,037
Service and distribution fees—Class B	353,819
Service and distribution fees—Class E	57,175
Directors’ fees and expenses	14,852
Custodian	296,370
Audit and tax services	20,591
Legal	6,157
Printing	97,341
Insurance	4,296
Miscellaneous	5,592

Total Expenses	2,082,230
Management fee waivers	(28,608)	2,053,622

Net Investment Income		16,287,348

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	5,631,775
Foreign currency transactions—net	306,847	5,938,622

Change in unrealized appreciation (depreciation) on:
Investments—net	(117,213,235)
Foreign currency transactions—net	25,903	(117,187,332)

Net loss		(111,248,710)

Net Decrease in Net Assets From Operations		$(94,961,362)

(a)	Net of foreign taxes of $1,909,469.
(b)	Includes income on securities loaned of $894,608.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$16,287,348	$18,778,557
Net realized gain	5,938,622	27,396,414
Change in unrealized appreciation (depreciation)	(117,187,332)	19,814,731

Increase (decrease) in net assets from operations	(94,961,362)	65,989,702

From Distributions to Shareholders
Net investment income
Class A	(11,876,797)	(6,957,555)
Class B	(6,771,340)	(4,654,053)
Class E	(1,871,591)	(1,623,651)

	(20,519,728)	(13,235,259)

Net realized gain
Class A	(16,409,488)	(3,710,696)
Class B	(10,411,846)	(2,816,927)
Class E	(2,752,056)	(930,691)

	(29,573,390)	(7,458,314)

Total distributions	(50,093,118)	(20,693,573)

Increase in net assets from capital share transactions	22,750,071	214,083,082

Total increase (decrease) in net assets	(122,304,409)	259,379,211

Net Assets
Beginning of the period	894,100,655	634,721,444

End of the period	$771,796,246	$894,100,655

Undistributed Net Investment Income
End of the period	$12,763,375	$16,995,755

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	1,526,345	$23,847,634	14,171,371	$244,141,099
Reinvestments	1,828,461	28,286,285	634,637	10,668,251
Redemptions	(3,412,938)	(53,339,143)	(5,081,003)	(85,752,377)

Net increase (decrease)	(58,132)	$(1,205,224)	9,725,005	$169,056,973

Class B
Sales	1,969,701	$30,440,068	6,004,028	$99,957,475
Reinvestments	1,126,766	17,183,186	450,602	7,470,980
Redemptions	(1,534,957)	(23,616,050)	(3,507,476)	(57,974,664)

Net increase	1,561,510	$24,007,204	2,947,154	$49,453,791

Class E
Sales	228,880	$3,573,458	743,690	$12,495,190
Reinvestments	300,042	4,623,647	152,498	2,554,342
Redemptions	(529,488)	(8,249,014)	(1,162,298)	(19,477,214)

Net decrease	(566)	$(51,909)	(266,110)	$(4,427,682)

Increase derived from capital share transactions		$22,750,071		$214,083,082

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.19		$16.00	$12.95	$11.64	$9.80	$7.26

Income From Investment Operations
Net investment income	0.63	(a)	0.46 (a)	0.35 (a)	0.25	0.21	0.14
Net realized and unrealized gain (loss) of investments	(2.42)		1.26	2.95	1.26	1.70	2.54

Total from investment operations	(1.79)		1.72	3.30	1.51	1.91	2.68

Less Distributions
Distributions from net investment income	(0.41)		(0.35)	(0.25)	(0.20)	(0.07)	(0.14)
Distributions from net realized capital gains	(0.57)		(0.18)	0.00	0.00	0.00	0.00

Total distributions	(0.98)		(0.53)	(0.25)	(0.20)	(0.07)	(0.14)

Net Asset Value, End of Period	$14.42		$17.19	$16.00	$12.95	$11.64	$9.80

Total Return (%)	(10.6	)(b)	10.8	25.7	13.2	19.6	37.6
Ratio of operating expenses to average net assets (%)	0.40	(c)	0.41	0.49	0.51	0.59	0.71
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.41	(c)	0.41	0.50	0.57	N/A	N/A
Ratio of net investment income to average net assets (%)	4.06	(c)	2.69	2.46	2.19	2.01	1.85
Portfolio turnover rate (%)	16	(c)	24	18	22	38	43
Net assets, end of period (000)	$428,648		$511,803	$320,845	$242,623	$210,034	$176,835

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$16.92		$15.76	$12.76	$11.48	$9.68	$7.18

Income From Investment Operations
Net investment income	0.60	(a)	0.41 (a)	0.31 (a)	0.19	0.12	0.11
Net realized and unrealized gain (loss) of investments	(2.37)		1.23	2.91	1.27	1.74	2.51

Total from investment operations	(1.77)		1.64	3.22	1.46	1.86	2.62

Less Distributions
Distributions from net investment income	(0.37)		(0.30)	(0.22)	(0.18)	(0.06)	(0.12)
Distributions from net realized capital gains	(0.57)		(0.18)	0.00	0.00	0.00	0.00

Total distributions	(0.94)		(0.48)	(0.22)	(0.18)	(0.06)	(0.12)

Net Asset Value, End of Period	$14.21		$16.92	$15.76	$12.76	$11.48	$9.68

Total Return (%)	(10.8	)(b)	10.5	25.5	12.9	19.3	37.2
Ratio of operating expenses to average net assets (%)	0.65	(c)	0.66	0.74	0.76	0.84	0.96
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.66	(c)	0.66	0.75	0.76	N/A	N/A
Ratio of net investment income to average net assets (%)	3.88	(c)	2.46	2.18	1.86	1.60	1.45
Portfolio turnover rate (%)	16	(c)	24	18	22	38	43
Net assets, end of period (000)	$272,292		$297,898	$231,042	$145,077	$73,707	$27,933

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.11		$15.93	$12.90	$11.59	$9.77	$7.25

Income From Investment Operations
Net investment income	0.61	(a)	0.43 (a)	0.33 (a)	0.26	0.19	0.13
Net realized and unrealized gain (loss) of investments	(2.40)		1.25	2.94	1.23	1.70	2.52

Total from investment operations	(1.79)		1.68	3.27	1.49	1.89	2.65

Less Distributions
Distributions from net investment income	(0.39)		(0.32)	(0.24)	(0.18)	(0.07)	(0.13)
Distributions from net realized capital gains	(0.57)		(0.18)	0.00	0.00	0.00	0.00

Total distributions	(0.96)		(0.50)	(0.24)	(0.18)	(0.07)	(0.13)

Net Asset Value, End of Period	$14.36		$17.11	$15.93	$12.90	$11.59	$9.77

Total Return (%)	(10.7	)(b)	10.6	25.6	13.0	19.4	37.3
Ratio of operating expenses to average net assets (%)	0.55	(c)	0.56	0.64	0.66	0.74	0.86
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.56	(c)	0.56	0.65	0.66	N/A	N/A
Ratio of net investment income to average net assets (%)	3.93	(c)	2.57	2.32	2.05	1.91	1.42
Portfolio turnover rate (%)	16	(c)	24	18	22	38	43
Net assets, end of period (000)	$70,856		$84,400	$82,835	$74,489	$73,449	$54,269

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Morgan Stanley EAFE Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-19

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-20

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market

MSF-21

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$14,775,563	$8,852,894	$5,918,010	$—	$—	$—	$20,693,573	$8,852,894

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$23,873,802	$26,187,716	$224,878,174	$—	$274,939,692

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$66,272,377	$0	$70,901,614

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.30% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2008 were $1,226,037.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the six months ended June 30, 2008 were $93,996.

MSF-22

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2008 to April 30, 2009, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. Amounts waived for the six months ended June 30, 2008 are shown as management fee waivers in the Statement of Operations.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2008 are footnoted in the Schedule of Investments.

6.	REGULATORY MATTERS:

On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings. General American consented to the SEC’s order without admitting or denying the findings. On May 23, 2008, the SEC released a proposed distribution plan pursuant to which General American would make payments to mutual funds affected by certain late trading activity, including certain portfolios of the Fund. Under this plan, the Portfolio is entitled to $167.00.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-23

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-24

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Managed by Neuberger Berman, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the Neuberger Berman Mid Cap Value Portfolio returned -6.0%, compared to its benchmark, the Russell Midcap Value Index1, which returned -8.6%. The average return of the Portfolio’s peer group, the Lipper Variable Insurance Products Mid-Cap Value Funds Universe2, was -9.8% over the same period.

PORTFOLIO REVIEW

Although the stock market rallied on several occasions over this six-month reporting period, ultimately stocks were undermined by major write-offs by leading financial institutions. The ensuing credit crunch, skyrocketing oil and food prices, declining housing prices, and a softening labor market applied pressure on consumer spending and diminished consumer confidence. Only two of ten Russell Midcap Value Index sectors finished the first half in positive territory, while five sectors experienced double-digit declines.

Energy investments had the most favorable impact on returns. The Portfolio was substantially overweight energy, the stock market’s best performing sector, and the return from our energy holdings was in line with the sector benchmark. Our bias toward oil exploration and production, and oil services companies, both enhanced returns. The Portfolio was modestly also overweight materials and our holdings outperformed the corresponding benchmark sector by a wide margin. Solid returns in the sector resulted from the excellent performance of the Portfolio’s steel, copper, and iron ore producers, all of which were bolstered by rising prices in their respective commodities.

Although substantially underweight financials, the markets’ worst performing sector, the poor relative performance of our holdings in that sector penalized returns. Poor performing stocks included Bear Stearns, Legg Mason, and Morgan Stanley. The bloodbath in financials stocks has resulted in historically low and admittedly increasingly tempting valuations.

Substantial declines in several of the Portfolio’s Health Maintenance Organizations (HMO) stocks (AETNA, CIGNA, and Coventry Health Care) resulted in poor relative performance in the healthcare sector. Investor concern regarding a temporary increase in medical cost ratios at some companies and the lack of growth in commercial membership due to the softer labor market weighed heavily on HMO stocks.

* The views expressed above are those of the subadvisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell Midcap® Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-1

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE
RUSSELL MIDCAP VALUE INDEX

Average Annual Returns as of June 30, 2008

	Neuberger Berman Mid Cap Value Portfolio			Russell MidCap Value Index
	Class A	Class B	Class E
6 Months	-6.0%	-6.2%	-6.1%	-8.6%
1 Year	-11.2	-11.4	-11.3	-17.1
5 Year	12.7	12.4	12.6	13.0
Since Inception	11.7	8.4	8.6	9.3

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 5/1/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION
as of June 30, 2008

Top Holdings

% of Total Net Assets
Freeport-McMoRan Copper & Gold, Inc.	2.5%
FirstEnergy Corp.	2.4%
NBTY, Inc.	2.1%
Affiliated Computer Services, Inc. (Class A)	2.1%
Terex Corp.	2.1%
Teck Cominco, Ltd. (Class B)	2.0%
PPL Corp.	2.0%
Noble Corp.	2.0%
Assurant, Inc.	1.9%
Denbury Resources, Inc.	1.9%

Top Sectors

% of Total Market Value
Energy	16.2%
Financials	15.5%
Utilities	11.8%
Industrials	11.6%
Consumer Discretionary	10.6%
Information Technology	10.1%
Materials	8.6%
Health Care	7.4%
Consumer Staples	6.9%
Cash & Equivalents	1.3%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
Neuberger Berman Mid Cap Value—Class A	Actual	0.69%	$1,000.00	$939.70	$3.33
	Hypothetical	0.69%	$1,000.00	$1,021.39	$3.47

Neuberger Berman Mid Cap Value—Class B	Actual	0.94%	$1,000.00	$938.50	$4.53
	Hypothetical	0.94%	$1,000.00	$1,020.13	$4.72

Neuberger Berman Mid Cap Value—Class E	Actual	0.84%	$1,000.00	$938.90	$4.05
	Hypothetical	0.84%	$1,000.00	$1,020.63	$4.22

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—97.9% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.2%
L-3 Communications Holdings, Inc.	119,900	$10,895,313
Spirit Aerosystems Holdings, Inc.	585,100	11,222,218

		22,117,531

Auto Components—1.2%
WABCO Holdings, Inc.	251,700	11,693,982

Automobiles—1.0%
Harley-Davidson, Inc. (a)	287,500	10,424,750

Beverages—1.6%
Constellation Brands, Inc. (b)	807,200	16,030,992

Capital Markets—5.8%
Invesco, Ltd.	743,200	17,821,936
Jefferies Group, Inc. (a)	904,000	15,205,280
Legg Mason, Inc. (a)	267,400	11,650,618
Morgan Stanley	358,800	12,941,916

		57,619,750

Commercial Banks—1.9%
National City Corp. (a)	1,254,200	5,982,534
Zions Bancorp (a)	417,900	13,159,671

		19,142,205

Communications Equipment—1.2%
Arris Group, Inc. (a) (b)	1,448,600	12,240,670

Construction & Engineering—1.8%
Chicago Bridge & Iron Co., NV	463,500	18,456,570

Diversified Financial Services—1.1%
Moody’s Corp. (a)	321,100	11,058,684

Electric Utilities—6.9%
DPL, Inc. (a)	574,700	15,160,586
Entergy Corp.	88,100	10,614,288
FirstEnergy Corp.	285,300	23,488,749
PPL Corp.	379,800	19,852,146

		69,115,769

Electronic Equipment & Instruments—4.0%
Anixter International, Inc. (a) (b)	274,800	16,347,852
Avnet, Inc. (b)	468,000	12,767,040
Ingram Micro, Inc.	621,600	11,033,400

		40,148,292

Energy Equipment & Services—5.4%
National Oilwell Varco, Inc. (b)	204,900	18,178,728
Noble Corp.	303,600	19,721,856
Oceaneering International, Inc. (b)	204,300	15,741,315

		53,641,899

Security Description	Shares	Value*

Food Products—2.1%
ConAgra Foods, Inc.	711,800	$13,723,504
Smithfield Foods, Inc. (a) (b)	353,700	7,031,556

		20,755,060

Health Care Equipment & Supplies—1.0%
Covidien, Ltd.	213,900	10,243,671

Health Care Providers & Services—3.1%
Aetna, Inc.	292,600	11,859,078
Cigna Corp.	299,800	10,609,922
Coventry Health Care, Inc. (b)	285,550	8,686,431

		31,155,431

Hotels, Restaurants & Leisure—1.9%
Brinker International, Inc.	405,000	7,654,500
Darden Restaurants, Inc.	352,700	11,265,238

		18,919,738

Household Durables—2.3%
NVR, Inc. (a) (b)	29,500	14,752,360
Whirlpool Corp. (a)	127,300	7,858,229

		22,610,589

Household Products—1.1%
Energizer Holdings, Inc. (b)	147,100	10,751,539

Independent Power Producers & Energy Traders—4.9%
Constellation Energy Group	208,100	17,085,010
Dynegy, Inc. (a) (b)	1,372,100	11,731,455
Mirant Corp. (a) (b)	37,600	1,472,040
NRG Energy, Inc. (a) (b)	424,300	18,202,470

		48,490,975

Industrial Conglomerates—1.7%
McDermott International, Inc. (b)	270,600	16,747,434

Insurance—3.4%
Assurant, Inc.	291,960	19,257,681
StanCorp Financial Group, Inc.	312,500	14,675,000

		33,932,681

IT Services—2.9%
Affiliated Computer Services, Inc. (Class A) (b)	388,700	20,791,563
Fidelity National Information Services, Inc.	221,300	8,168,183

		28,959,746

Machinery—3.5%
Eaton Corp.	164,300	13,960,571
Terex Corp.	398,900	20,491,493

		34,452,064

Marine—1.7%
Eagle Bulk Shipping, Inc. (a)	566,100	16,739,577

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Media—1.5%
The McGraw-Hill Cos., Inc. (a)	370,400	$14,860,448

Metals & Mining—8.6%
Cleveland-Cliffs, Inc. (a)	123,000	14,660,370
Freeport-McMoRan Copper & Gold, Inc.	209,900	24,598,181
Sterlite Industries India, Ltd. (ADR) (a) (b)	464,100	7,379,190
Teck Cominco, Ltd. (Class B) (CAD)	415,200	19,908,840
United States Steel Corp.	102,000	18,847,560

		85,394,141

Multiline Retail—2.6%
J.C. Penney Co., Inc. (a)	363,200	13,180,528
Macy’s, Inc.	651,900	12,659,898

		25,840,426

Oil, Gas & Consumable Fuels—10.9%
Canadian Natural Resources, Ltd.	176,600	17,704,150
Denbury Resources, Inc. (b)	520,200	18,987,300
Ship Finance International, Ltd. (a)	243,513	7,190,939
Southwestern Energy Co. (b)	395,000	18,805,950
Talisman Energy, Inc.	734,415	16,252,604
Whiting Petroleum Corp. (b)	162,510	17,239,061
XTO Energy, Inc.	178,410	12,222,869

		108,402,873

Personal Products—2.1%
NBTY, Inc. (b)	656,915	21,060,695

Pharmaceuticals—3.2%
Endo Pharmaceuticals Holdings, Inc. (b)	578,200	13,986,658
Shire, Plc. (ADR) (a)	373,100	18,330,403

		32,317,061

Real Estate Investment Trusts—3.3%
Annaly Capital Management, Inc.	874,320	13,560,703
Developers Diversified Realty Corp. (a)	325,800	11,308,518
Ventas, Inc.	86,000	3,661,020
Vornado Realty Trust	55,000	4,840,000

		33,370,241

Semiconductors & Semiconductor Equipment—0.9%
International Rectifier Corp. (b)	479,200	9,200,640

Security Description	Shares	Value*

Software—1.0%
Cadence Design Systems, Inc. (b)	673,431	$6,801,653
Check Point Software Technologies, Ltd. (b)	137,906	3,264,235

		10,065,888

Specialty Retail—0.1%
TJX Cos., Inc.	45,700	1,438,179

Total Common Stock (Identified Cost $954,008,340)		977,400,191

Preferred Stock—0.7%

Aerospace & Defense—0.7%
Empresa Brasileira de Aeronautica S.A. (ADR)	270,400	7,165,600

Total Preferred Stock (Identified Cost $11,188,640)		7,165,600

Short Term Investments—17.2%
Security Description	Shares/ Face Amount	Value*

Mutual Funds—16.0%
State Street Navigator Securities Lending Prime Portfolio (c)	159,233,714	159,233,714

Repurchase Agreement—1.2%
State Street Repurchase Agreement dated 06/30/08 at 1.100% to be repurchased at $12,054,368 on 07/01/08, collateralized by $12,000,000 Federal Home Loan Bank 4.500% due 09/16/13 with a value of $12,300,000.	$12,054,000	12,054,000

Total Short Term Investments (Identified Cost $171,287,714)		171,287,714

Total Investments—115.8% (Identified Cost $1,136,484,694) (d)		1,155,853,505
Liabilities in excess of other assets		(157,727,485)

Total Net Assets—100%		$998,126,020

(a)	A portion or all of the security was held on loan. As of June 30, 2008, the market value of securities loaned was $172,799,498 and the collateral received consisted of cash in the amount of $159,233,714 and non-cash collateral with a value of $18,302,238. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $1,136,484,694 and the composition of unrealized appreciation and depreciation of investment securities was $139,478,910 and $(120,110,099), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CAD)—	Canadian Dollar

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$1,123,890,665	$0
Level 2 - Other Significant Observable Inputs	31,962,840	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$1,155,853,505	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-6

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a) (c)		$1,155,853,505
Cash		900
Foreign cash at value (b)		72,096
Receivable for:
Securities sold		1,695,043
Fund shares sold		696,015
Accrued interest and dividends		1,371,958
Foreign taxes		161

Total Assets		1,159,689,678
Liabilities
Payable for:
Securities purchased	$703,450
Fund shares redeemed	766,084
Withholding taxes	42,211
Collateral for securities loaned	159,233,714
Accrued expenses:
Management fees	558,732
Service and distribution fees	77,166
Other expenses	182,301

Total Liabilities		161,563,658

Net Assets		$998,126,020

Net assets consists of:
Capital paid in		$936,554,961
Undistributed net investment income		6,107,293
Accumulated net realized gains		36,094,655
Unrealized appreciation on investments and foreign currency		19,369,111

Net Assets		$998,126,020

Computation of offering price:
Class A
Net asset value and redemption price per share ($614,252,172 divided by 31,296,290 shares outstanding)		$19.63

Class B
Net asset value and redemption price per share ($315,881,786 divided by 16,250,991 shares outstanding)		$19.44

Class E
Net asset value and redemption price per share ($67,992,062 divided by 3,475,512 shares outstanding)		$19.56

(a) Identified cost of investments		$1,136,484,694

(b) Identified cost of foreign cash		$72,548

(c)	Includes cash collateral for securities loaned of $159,233,714.

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends		$8,352,722 (a)
Interest		912,278 (b)

		9,265,000
Expenses
Management fees	$3,706,753
Service and distribution fees—Class B	403,733
Service and distribution fees—Class E	53,471
Directors’ fees and expenses	14,852
Custodian	46,423
Audit and tax services	17,781
Legal	9,071
Printing	139,758
Insurance	7,096
Miscellaneous	10,301

Total Expenses	4,409,239
Expense reductions	(72,833)	4,336,406

Net Investment Income		4,928,594

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	53,952,474
Futures contracts—net	1,592,795
Foreign currency transactions—net	6,829	55,552,098

Change in unrealized depreciation on:
Investments—net	(131,032,678)
Foreign currency transactions—net	(5,594)	(131,038,272)

Net loss		(75,486,174)

Net Decrease in Net Assets From Operations		$(70,557,580)

(a)	Net of foreign taxes of $95,834.
(b)	Includes income on securities loaned of $814,209.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$4,928,594	$13,328,680
Net realized gain (loss)	55,552,098	(10,508,610)
Change in unrealized appreciation (depreciation)	(131,038,272)	23,266,453

Increase (decrease) in net assets from operations	(70,557,580)	26,086,523

From Distributions to Shareholders
Net investment income
Class A	(6,188,605)	(3,653,118)
Class B	(1,536,377)	(1,085,328)
Class E	(408,404)	(369,343)

	(8,133,386)	(5,107,789)

Net realized gain
Class A	(8,888,332)	(19,661,495)
Class B	(3,460,891)	(10,264,105)
Class E	(753,434)	(2,686,871)

	(13,102,657)	(32,612,471)

Total distributions	(21,236,043)	(37,720,260)

Increase (decrease) in net assets from capital share transactions	(224,987,075)	381,397,860

Total increase (decrease) in net assets	(316,780,698)	369,764,123

Net Assets
Beginning of the period	1,314,906,718	945,142,595

End of the period	$998,126,020	$1,314,906,718

Undistributed Net Investment Income
End of the period	$6,107,293	$9,312,085

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	3,137,141	$62,360,073	20,952,460	$455,646,071
Reinvestments	737,980	15,076,937	1,038,513	23,314,613
Redemptions	(13,573,130)	(276,960,298)	(6,570,813)	(142,938,314)

Net increase (decrease)	(9,698,009)	$(199,523,288)	15,420,160	$336,022,370

Class B
Sales	840,781	$16,791,627	4,778,926	$103,820,476
Reinvestments	246,779	4,997,268	510,087	11,349,433
Redemptions	(2,014,028)	(39,425,185)	(2,939,477)	(63,331,566)

Net increase (decrease)	(926,468)	$(17,636,290)	2,349,536	$51,838,343

Class E
Sales	93,204	$1,853,789	612,491	$13,516,410
Reinvestments	57,037	1,161,838	136,560	3,056,214
Redemptions	(551,179)	(10,843,124)	(1,066,379)	(23,035,477)

Net decrease	(400,938)	$(7,827,497)	(317,328)	$(6,462,853)

Increase (decrease) derived from capital share transactions		$(224,987,075)		$381,397,860

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$21.26		$21.27	$20.97	$20.67	$17.35	$12.76

Income From Investment Operations
Net investment income	0.19	(a)	0.27 (a)	0.18 (a)	0.12	0.07	0.06
Net realized and unrealized gain (loss) of investments	(1.46)		0.50	2.18	2.08	3.82	4.58

Total from investment operations	(1.27)		0.77	2.36	2.20	3.89	4.64

Less Distributions
Distributions from net investment income	(0.15)		(0.12)	(0.11)	(0.06)	(0.05)	(0.05)
Distributions from net realized capital gains	(0.21)		(0.66)	(1.95)	(1.84)	(0.52)	0.00

Total distributions	(0.36)		(0.78)	(2.06)	(1.90)	(0.57)	(0.05)

Net Asset Value, End of Period	$19.63		$21.26	$21.27	$20.97	$20.67	$17.35

Total Return (%)	(6.0	)(b)	3.4	11.5	12.3	22.9	36.5
Ratio of operating expenses to average net assets before expense reductions (%)	0.69	(c)	0.69	0.73	0.76	0.76	0.80
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.67	(c)	0.67	0.70	0.75	0.73	0.77
Ratio of net investment income to average net assets (%)	0.92	(c)	1.24	0.86	0.67	0.43	0.41
Portfolio turnover rate (%)	57	(c)	60	47	90	55	61
Net assets, end of period (000)	$614,252		$871,569	$544,070	$428,897	$327,782	$222,050

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$21.03		$21.05	$20.78	$20.51	$17.23	$12.69

Income From Investment Operations
Net investment income	0.14	(a)	0.21 (a)	0.12 (a)	0.07	0.03	0.03
Net realized and unrealized gain (loss) of investments	(1.42)		0.50	2.16	2.06	3.79	4.55

Total from investment operations	(1.28)		0.71	2.28	2.13	3.82	4.58

Less Distributions
Distributions from net investment income	(0.10)		(0.07)	(0.06)	(0.02)	(0.02)	(0.04)
Distributions from net realized capital gains	(0.21)		(0.66)	(1.95)	(1.84)	(0.52)	0.00

Total distributions	(0.31)		(0.73)	(2.01)	(1.86)	(0.54)	(0.04)

Net Asset Value, End of Period	$19.44		$21.03	$21.05	$20.78	$20.51	$17.23

Total Return (%)	(6.2	)(b)	3.2	11.2	11.9	22.7	36.2
Ratio of operating expenses to average net assets before expense reductions (%)	0.94	(c)	0.94	0.98	1.01	1.01	1.05
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.92	(c)	0.92	0.95	0.99	0.98	1.02
Ratio of net investment income to average net assets (%)	0.71	(c)	0.97	0.61	0.46	0.17	0.18
Portfolio turnover rate (%)	57	(c)	60	47	90	55	61
Net assets, end of period (000)	$315,882		$361,252	$312,192	$209,448	$93,366	$27,173

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$21.18		$21.19	$20.90	$20.61	$17.31	$12.74

Income From Investment Operations
Net investment income	0.16	(a)	0.23 (a)	0.15 (a)	0.10	0.05	0.05
Net realized and unrealized gain (loss) of investments	(1.45)		0.51	2.17	2.06	3.81	4.57

Total from investment operations	(1.29)		0.74	2.32	2.16	3.86	4.62

Less Distributions
Distributions from net investment income	(0.12)		(0.09)	(0.08)	(0.03)	(0.04)	(0.05)
Distributions from net realized capital gains	(0.21)		(0.66)	(1.95)	(1.84)	(0.52)	0.00

Total distributions	(0.33)		(0.75)	(2.03)	(1.87)	(0.56)	(0.05)

Net Asset Value, End of Period	$19.56		$21.18	$21.19	$20.90	$20.61	$17.31

Total Return (%)	(6.1	)(b)	3.3	11.3	12.1	22.8	36.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.84	(c)	0.84	0.88	0.91	0.91	0.95
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.82	(c)	0.82	0.85	0.90	0.88	0.92
Ratio of net investment income to average net assets (%)	0.80	(c)	1.06	0.72	0.52	0.28	0.29
Portfolio turnover rate (%)	57	(c)	60	47	90	55	61
Net assets, end of period (000)	$67,992		$82,085	$88,880	$92,695	$72,652	$28,400

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Neuberger Berman Mid Cap Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at

MSF-12

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$10,970,152	$10,651,798	$26,750,108	$64,938,880	$—	$—	$37,720,260	$75,590,678

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$8,556,613	$12,894,163	$150,631,577	$—	$172,082,353

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

MSF-13

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$319,772,496	$0	$549,303,057

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolio’s average daily net asset levels
$3,706,753	0.650%	Of the first $1.0 billion
	0.600%	On amounts in excess of $1.0 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Neuberger Berman Management, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The Portfolio’s outstanding loans at June 30, 2008 are footnoted in the Schedule of Investments.

MSF-14

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-15

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-16

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Managed by Oppenheimer Funds, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the Oppenheimer Global Equity Portfolio returned -13.4%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index1, which returned -10.6%. The average return of its peer group, the Lipper Variable Insurance Products Global Growth Funds Universe2, was -13.0% over the same period.

PORTFOLIO REVIEW

During the reporting period, virtually every major equity market, both in the U.S. and abroad, was down. The global financial markets suffered amid continued effects of the crisis in the U.S. sub-prime mortgage segment, which led to a tightening of credit conditions and, ultimately, limited liquidity to fuel the financial markets. Foreign currencies continued to appreciate against the U.S. dollar with the Federal Reserve Board (the “Fed”) reducing interest rates on concern of a U.S. economic slowdown coupled with the ongoing credit crisis. The banking system was clearly under threat, as evidenced by the Fed’s bailout of Bear Stearns and widespread predictions of a U.S. recession and global economic slowdown. Housing prices fell nationally and commodities remained strong. All of these factors continued to unfold during the six month reporting period, sending shock waves to consumer confidence and causing market distress.

The Portfolio’s relative underweight positions in energy and materials were the primary reasons for the underperformance. Relative underperformance was mitigated by strong stock selection in consumer staples, health care and a large underweight position in financials. Regionally, stock selection in the United States and United Kingdom detracted from relative performance; conversely, good stock picks in France and Finland supported performance.

Of the larger holdings, notable successes included Technip SA, Wal-Mart Stores, Inc., and Fomento Economico Mexicano SA de CV. Technip SA is the market leader in the design and manufacturing of industrial facilities including factories for the production of petroleum products and offshore facilities for deep water oil exploration. Technip is also the world leader in process engineering and construction of refineries, gas plants and especially in natural gas liquefaction (LNG)—all areas with substantial capacity shortages and potential for robust growth well into the next decade as the world reaches deeper and further for oil and looks to increase capacity in petroleum refining and LNG. The company has new leadership, generates strong cash flows and has a healthy balance sheet. Wal-Mart Stores, the leading retailer that operates Wal-Mart Stores, Sam’s Club and Wal-Mart International, increased as the company enjoyed a boost to sales in its apparel category and the markets recognized the strength and longevity of the company’s cash flow generation ability.

Laggards included American International Group, Inc., Siemens AG and Juniper Networks, Inc. Siemens, a European industrial conglomerate, was down as the company took one-time charges related to project cost over-runs following the companywide review of contracts by newly appointed sector CEOs. Short-term earnings disappointment combined with concerns over potential global recession, led to share price underperformance. AIG, an insurance and investments conglomerate, fell during the second quarter as a result of write-downs on losses in credit markets and turmoil in the company’s executive suite. While its problems are highly visible, it is important to understand the strength of the company’s core franchise. AIG trades at bargain basement prices as the company trades below book value, which in turn is likely to be understated.

* The views expressed above are those of the subadvisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Morgan Stanley Capital International (MSCI) World® Index is a capitalization weighted index that measures performance of stocks from around the world.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-1

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE
MSCI WORLD INDEX

Average Annual Returns as of June 30, 2008

	Oppenheimer Global Equity Portfolio			MSCI World Index
	Class A	Class B	Class E
6 Months	-13.4%	-13.6%	-13.5%	-10.6%
1 Year	-15.1	-15.3	-15.3	-8.8
5 Year	12.2	—	12.0	17.3
10 Year	5.1	—	—	6.3
Since Inception	—	8.3	4.8	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 4/26/04 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION
as of June 30, 2008

Top Holdings

% of Total Net Assets
Telefonaktiebolaget LM Ericsson (Class B)	3.2%
Siemens AG	2.3%
Vodafone Group, Plc.	2.1%
Roche Holding AG	2.0%
Hennes & Mauritz AB (Series B)	2.0%
Transocean, Inc.	1.7%
Sony Corp.	1.7%
eBay, Inc.	1.7%
Microsoft Corp.	1.7%
LVMH Moet Hennessy Louis Vuitton S.A.	1.6%

Top Countries

% of Total Net Assets
United States	30.4%
Japan	12.3%
United Kingdom	11.7%
Germany	7.3%
Sweden	7.1%
France	5.7%
Switzerland	3.5%
Mexico	3.5%
Netherlands	2.9%
India	2.6%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending account value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
Oppenheimer Global Equity—Class A	Actual	0.61%	$1,000.00	$865.60	$2.83
	Hypothetical	0.61%	$1,000.00	$1,021.79	$3.07

Oppenheimer Global Equity—Class B	Actual	0.86%	$1,000.00	$864.50	$3.99
	Hypothetical	0.86%	$1,000.00	$1,020.53	$4.32

Oppenheimer Global Equity—Class E	Actual	0.76%	$1,000.00	$864.90	$3.52
	Hypothetical	0.76%	$1,000.00	$1,021.03	$3.82

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—96.9% of Total Net Assets

Security Description	Shares	Value*

Australia—0.1%
Aristocrat Leisure, Ltd. (a)	106,300	$651,547

Canada—1.6%
Husky Energy, Inc.	276,600	13,256,380

Cayman Islands—2.6%
ACE, Ltd.	84,570	4,658,961
Transocean, Inc. (b)	91,958	14,013,480
XL Capital, Ltd. (Class A) (a)	114,810	2,360,494

		21,032,935

Finland—1.4%
Fortum Oyj	227,080	11,502,082

France—5.7%
LVMH Moet Hennessy Louis Vuitton S.A. (a)	129,001	13,446,818
NicOx S.A. (a) (b)	51,405	730,856
Sanofi-Aventis S.A. (a)	113,622	7,559,953
Société Générale (a)	68,431	5,892,075
Technip S.A. (a)	132,760	12,208,240
Total S.A. (a)	77,978	6,648,738

		46,486,680

Germany—6.3%
Allianz SE (a)	64,161	11,275,593
Bayerische Motoren Werke AG	171,747	8,243,371
SAP AG (a)	247,789	12,954,903
Siemens AG	168,777	18,692,474

		51,166,341

India—2.6%
Dish TV India, Ltd. (b)	597,114	410,976
Hindustan Lever, Ltd.	1,060,800	5,062,085
ICICI Bank, Ltd. (ADR) (a)	65,130	1,873,139
Infosys Technologies, Ltd.	270,626	10,859,475
Wire & Wireless India, Ltd. (b)	556,330	272,996
Zee Telefilms, Ltd.	665,260	3,015,881

		21,494,552

Italy—1.0%
Bulgari S.p.A. (a)	428,200	4,310,410
Tod’s S.p.A. (a)	73,100	4,008,859

		8,319,269

Japan—12.3%
Chugai Pharmaceutical Co., Ltd. (a)	152,311	2,440,065
Fanuc, Ltd.	28,400	2,767,094
Hoya Corp. (a)	231,700	5,369,203
KDDI Corp.	1,482	9,174,676
Keyence Corp.	22,900	5,445,305
Kyocera Corp. (a)	45,200	4,244,024
Mitsubishi Electric Corp.	383,000	4,141,920
Murata Manufacturing Co., Ltd.	140,600	6,668,788
Nidec Corp.	37,500	2,491,930
Nintendo Co., Ltd.	10,600	5,965,422

Security Description	Shares	Value*

Japan—(Continued)
Secom Co., Ltd.	89,600	$4,362,298
Sega Sammy Holdings, Inc. (a)	137,100	1,198,444
Seven & I Holdings Co., Ltd.	113,291	3,238,806
Shionogi & Co., Ltd.	410,000	8,101,074
Sony Corp. (a)	323,828	13,912,685
Sony Financial Holdings, Inc.	556	2,233,528
Square Enix Co., Ltd. (a)	151,500	4,475,052
Sumitomo Mitsui Financial Group, Inc. (a)	1,090	8,176,991
Toyota Motor Corp.	124,000	5,832,419

		100,239,724

Mexico—2.9%
Fomento Economico Mexicano S.A. de C.V.	2,026,960	9,233,618
Grupo Modelo S.A. de C.V. (a)	860,110	4,381,413
Grupo Televisa S.A. (ADR) (a)	420,270	9,926,777

		23,541,808

Netherlands—2.9%
European Aeronautic Defense & Space Co. NV (a)	342,867	6,436,189
Koninklijke Philips Electronics NV (a)	318,948	10,772,006
TNT NV	182,000	6,182,917

		23,391,112

Norway—0.6%
Tandberg ASA (a)	275,570	4,514,176

Panama—1.1%
Carnival Corp. (a)	282,370	9,306,915

South Korea—0.8%
SK Telecom Co., Ltd. (ADR)	334,440	6,946,319

Spain—0.9%
Inditex S.A. (a)	166,790	7,668,242

Sweden—7.1%
Assa Abloy AB (Series B) (a)	585,700	8,461,941
Hennes & Mauritz AB (Series B) (a)	295,710	15,955,405
Investor AB (a)	354,425	7,436,135
Telefonaktiebolaget LM Ericsson (Class B) (a)	2,509,596	25,888,478

		57,741,959

Switzerland—3.5%
Basilea Pharmaceuticals	5,616	914,654
Credit Suisse Group	248,327	11,280,259
Roche Holding AG (b)	92,879	16,685,069

		28,879,982

Taiwan—2.1%
MediaTek, Inc.	692,455	7,973,718
Taiwan Semiconductor Manufacturing Co., Ltd.	3,135,217	6,704,959
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	246,776	2,692,326

		17,371,003

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—11.7%
3i Group, Plc.	231,110	$3,773,806
BP, Plc. (ADR) (a)	119,850	8,337,964
Burberry Group, Plc.	352,503	3,163,090
Cadbury, Plc.	549,088	6,886,028
Diageo, Plc.	255,472	4,689,502
Experian Group, Ltd.	272,568	2,013,222
HSBC Holdings, Plc.	604,057	9,380,346
Prudential, Plc.	604,702	6,401,190
Reckitt Benckiser Group, Plc.	184,248	9,324,120
Royal Bank of Scotland Group, Plc.	2,107,149	8,981,999
RT Group, Plc. (c) (d) (e)	282,264	0
Smith & Nephew, Plc.	374,428	4,109,920
Tesco, Plc.	1,090,669	8,004,539
Vodafone Group, Plc.	5,806,781	17,099,796
WPP Group, Plc.	378,965	3,646,172

		95,811,694

United States—29.7%
3M Co.	126,470	8,801,047
Acadia Pharmaceuticals, Inc. (a) (b)	78,500	289,665
Adobe Systems, Inc. (b)	298,970	11,776,428
Aetna, Inc.	74,600	3,023,538
Aflac, Inc.	129,700	8,145,160
Altera Corp. (b)	326,030	6,748,821
American International Group, Inc.	293,000	7,752,780
Automatic Data Processing, Inc.	267,910	11,225,429
Boeing Co.	56,860	3,736,839
Citigroup, Inc.	267,800	4,488,328
Colgate-Palmolive Co.	91,100	6,295,010
Corning, Inc. (b)	440,110	10,144,535
Cree, Inc. (a) (b)	189,740	4,327,969
Dr. Pepper Snapple Group, Inc. (a) (b)	102,954	2,159,975
eBay, Inc. (b)	500,530	13,679,485
Emerson Electric Co.	201,100	9,944,395
Gilead Sciences, Inc. (b)	121,460	6,431,307
InterMune, Inc. (a) (b)	71,200	934,144
International Game Technology (a)	109,570	2,737,059
Intuit, Inc. (b)	374,720	10,331,030
Juniper Networks, Inc. (b)	556,600	12,345,388
Linear Technology Corp. (a)	134,810	4,390,762
Lockheed Martin Corp.	54,680	5,394,729
Maxim Integrated Products, Inc.	300,490	6,355,363
McDonald’s Corp.	151,500	8,517,330
Microsoft Corp.	494,060	13,591,591
Northrop Grumman Corp.	70,730	4,731,837
Raytheon Co.	107,650	6,058,542
Regeneron Pharmaceuticals, Inc. (a) (b)	45,790	661,208
Seattle Genetics, Inc. (a) (b)	133,126	1,126,246
Shuffle Master, Inc. (a) (b)	76,000	375,440
Sirius Satellite Radio, Inc. (a) (b)	2,550,660	4,897,267
The Walt Disney Co.	327,260	10,210,512
Theravance, Inc. (a) (b)	117,480	1,394,488
Tiffany & Co. (a)	217,700	8,871,275
United Parcel Service, Inc. (Class B)	34,200	2,102,274
Wal-Mart Stores, Inc.	203,710	11,448,502
WellPoint, Inc. (b)	44,900	2,139,934

Security Description	Shares	Value*

United States—(Continued)
Xilinx, Inc. (a)	217,790	$5,499,198

		243,084,830

Total Common Stock (Identified Cost $822,482,199)		792,407,550

Preferred Stock—2.3%

Brazil—0.7%
Empresa Brasileira de Aeronautica S.A. (ADR)	202,710	5,371,815

Germany—1.0%
Bayerische Motoren Werke AG (a)	52,509	2,076,381
Porsche AG	39,949	6,141,871

		8,218,252

Mexico—0.6%
Companhia de Bebidas das Americas (ADR)	83,450	5,286,558

Total Preferred Stock (Identified Cost $18,449,249)		18,876,625

Fixed Income—Convertible—0.1%
Security Description	Face Amount	Value*

United States—0.1%
Theravance, Inc. 3.000%, 01/15/15	$699,000	498,037

Total Fixed Income—Convertible (Identified Cost $699,000)		498,037

Short Term Investments—15.3%
Security Description	Shares/Face Amount	Value*

United States—15.3%
State Street Navigator Securities Lending Prime Portfolio (f)	121,517,269	121,517,269
State Street Repurchase Agreement dated 06/30/08 at 0.700% to be repurchased at $3,808,074 on 07/01/08, collateralized by $3,685,000 Federal Home Loan Mortgage Corp. 5.000% due 7/15/14 with a value of $3,887,675.	$3,808,000	3,808,000

Total Short Term Investments (Identified Cost $125,325,269)		125,325,269

Total Investments—114.6% (Identified Cost $966,955,717) (g)		937,107,481
Liabilities in excess of other assets		(119,165,672)

Total Net Assets—100%		$817,941,809

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

(a)	A portion or all of the security was held on loan. As of June 30, 2008, the market value of securities loaned was $121,662,689 and the collateral received consisted of cash in the amount of $121,517,269 and non-cash collateral with a value of $5,918,634. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Non-Income Producing.
(c)	Security was valued in good faith under procedures established by the Board of Directors.
(d)	Non-Income Producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.
(e)	Zero Valued Security.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $966,955,717 and the composition of unrealized appreciation and depreciation of investment securities was $80,848,072 and $(110,696,308), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$431,076,938	$0
Level 2 - Other Significant Observable Inputs	506,030,543	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$937,107,481	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a) (c)		$937,107,481
Cash		876
Foreign cash at value (b)		1,429,534
Receivable for:
Securities sold		958,390
Fund shares sold		140,097
Accrued interest and dividends		1,325,581
Foreign taxes		33,632

Total Assets		940,995,591
Liabilities
Payable for:
Securities purchased	$286,501
Fund shares redeemed	523,974
Withholding taxes	21,928
Collateral for securities loaned	121,517,269
Accrued expenses:
Management fees	366,842
Service and distribution fees	58,292
Other expenses	278,976

Total Liabilities		123,053,782

Net Assets		$817,941,809

Net assets consists of:
Capital paid in		$839,435,444
Undistributed net investment income		8,016,672
Accumulated net realized gains		314,964
Unrealized depreciation on investments and foreign currency		(29,825,271)

Net Assets		$817,941,809

Computation of offering price:
Class A
Net asset value and redemption price per share ($542,952,161 divided by 37,789,546 shares outstanding)		$14.37

Class B
Net asset value and redemption price per share ($256,481,163 divided by 17,890,786 shares outstanding)		$14.34

Class E
Net asset value and redemption price per share ($18,508,485 divided by 1,291,661 shares outstanding)		$14.33

(a) Identified cost of investments		$966,955,717

(b) Identified cost of foreign cash		$1,426,271

(c)	Includes cash collateral for securities loaned of $121,517,269.

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends		$13,206,321 (a)
Interest		1,195,527 (b)

		14,401,848
Expenses
Management fees	$2,236,415
Service and distribution fees—Class B	328,054
Service and distribution fees—Class E	15,732
Directors’ fees and expenses	14,852
Custodian	199,993
Audit and tax services	20,954
Legal	6,229
Printing	157,420
Insurance	5,994
Miscellaneous	6,554

Total Expenses		2,992,197

Net Investment Income		11,409,651

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	(1,379,819)
Futures contracts—net	68,755
Foreign currency transactions—net	2,667,762	1,356,698

Change in unrealized appreciation (depreciation) on:
Investments—net	(143,345,870)
Foreign currency transactions—net	17,466	(143,328,404)

Net loss		(141,971,706)

Net Decrease in Net Assets From Operations		$(130,562,055)

(a)	Net of foreign taxes of $1,188,721.
(b)	Includes income on securities loaned of $1,140,247.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$11,409,651	$10,939,775
Net realized gain	1,356,698	31,534,845
Change in unrealized appreciation (depreciation)	(143,328,404)	16,693,027

Increase (decrease) in net assets from operations	(130,562,055)	59,167,647

From Distributions to Shareholders
Net investment income
Class A	(11,146,915)	(7,335,264)
Class B	(4,193,822)	(2,440,729)
Class E	(369,402)	(241,497)

	(15,710,139)	(10,017,490)

Net realized gain
Class A	(19,263,601)	(9,569,355)
Class B	(8,450,946)	(4,046,887)
Class E	(697,035)	(358,756)

	(28,411,582)	(13,974,998)

Total distributions	(44,121,721)	(23,992,488)

Increase (decrease) in net assets from capital share transactions	28,805,250	(4,231,804)

Total increase (decrease) in net assets	(145,878,526)	30,943,355

Net Assets
Beginning of the period	963,820,335	932,876,980

End of the period	$817,941,809	$963,820,335

Undistributed Net Investment Income
End of the period	$8,016,672	$12,317,160

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	1,159,945	$18,259,943	4,194,704	$73,742,074
Reinvestments	1,953,148	30,410,516	967,637	16,904,619
Redemptions	(2,684,629)	(42,222,037)	(6,228,657)	(109,336,843)

Net increase (decrease)	428,464	$6,448,422	(1,066,316)	$(18,690,150)

Class B
Sales	2,865,758	$45,311,053	3,442,632	$60,341,810
Reinvestments	813,692	12,644,768	371,996	6,487,616
Redemptions	(2,137,158)	(33,547,927)	(2,968,518)	(52,002,112)

Net increase	1,542,292	$24,407,894	846,110	$14,827,314

Class E
Sales	66,849	$1,060,781	267,137	$4,723,139
Reinvestments	68,669	1,066,437	34,438	600,253
Redemptions	(265,213)	(4,178,284)	(326,485)	(5,692,360)

Net decrease	(129,695)	$(2,051,066)	(24,910)	$(368,968)

Increase (decrease) derived from capital share transactions		$28,805,250		$(4,231,804)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.50		$16.86	$15.11	$13.09	$11.43	$8.98

Income From Investment Operations
Net investment income	0.43	(a)	0.21 (a)	0.21 (a)	0.12	0.11	0.14
Net realized and unrealized gain (loss) of investments	(2.72)		0.89	2.26	1.98	1.74	2.52

Total from investment operations	(2.29)		1.10	2.47	2.10	1.85	2.66

Less Distributions
Distributions from net investment income	(0.31)		(0.20)	(0.41)	(0.08)	(0.19)	(0.21)
Distributions from net realized capital gains	(0.53)		(0.26)	(0.31)	0.00	0.00	0.00

Total distributions	(0.84)		(0.46)	(0.72)	(0.08)	(0.19)	(0.21)

Net Asset Value, End of Period	$14.37		$17.50	$16.86	$15.11	$13.09	$11.43

Total Return (%)	(13.4	)(b)	6.5	16.6	16.2	16.4	30.5
Ratio of operating expenses to average net assets (%)	0.61	(c)	0.61	0.66	0.93	0.81	0.84
Ratio of net investment income to average net assets (%)	2.70	(c)	1.19	1.37	0.87	0.95	1.35
Portfolio turnover rate (%)	23	(c)	17	73	115	79	65
Net assets, end of period (000)	$542,952		$653,910	$648,024	$226,037	$195,181	$179,334

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004(d)
Net Asset Value, Beginning of Period	$17.44		$16.81	$15.06	$13.04	$11.59

Income From Investment Operations
Net investment income	0.39	(a)	0.16 (a)	0.17 (a)	0.05	0.02
Net realized and unrealized gain (loss) of investments	(2.69)		0.89	2.25	2.02	1.43

Total from investment operations	(2.30)		1.05	2.42	2.07	1.45

Less Distributions
Distributions from net investment income	(0.27)		(0.16)	(0.36)	(0.05)	0.00
Distributions from net realized capital gains	(0.53)		(0.26)	(0.31)	0.00	0.00

Total distributions	(0.80)		(0.42)	(0.67)	(0.05)	0.00

Net Asset Value, End of Period	$14.34		$17.44	$16.81	$15.06	$13.04

Total Return (%)	(13.6	)(b)	6.3	16.4	16.0	12.5	(b)
Ratio of operating expenses to average net assets (%)	0.86	(c)	0.86	0.91	1.18	1.06	(c)
Ratio of net investment income to average net assets (%)	2.48	(c)	0.94	1.09	0.53	0.54	(c)
Portfolio turnover rate (%)	23	(c)	17	73	115	79
Net assets, end of period (000)	$256,481		$285,118	$260,542	$27,790	$3,646

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Commencement of operations was April 26, 2004 for Class B.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.44		$16.81	$15.06	$13.04	$11.40	$8.96

Income From Investment Operations
Net investment income	0.40	(a)	0.18 (a)	0.18 (a)	0.11	0.11	0.13
Net realized and unrealized gain (loss) of investments	(2.70)		0.88	2.27	1.97	1.71	2.52

Total from investment operations	(2.30)		1.06	2.45	2.08	1.82	2.65

Less Distributions
Distributions from net investment income	(0.28)		(0.17)	(0.39)	(0.06)	(0.18)	(0.21)
Distributions from net realized capital gains	(0.53)		(0.26)	(0.31)	0.00	0.00	0.00

Total distributions	(0.81)		(0.43)	(0.70)	(0.06)	(0.18)	(0.21)

Net Asset Value, End of Period	$14.33		$17.44	$16.81	$15.06	$13.04	$11.40

Total Return (%)	(13.5	)(b)	6.3	16.5	16.1	16.1	30.4
Ratio of operating expenses to average net assets (%)	0.76	(c)	0.76	0.81	1.08	0.96	0.99
Ratio of net investment income to average net assets (%)	2.51	(c)	1.04	1.13	0.71	0.81	1.08
Portfolio turnover rate (%)	23	(c)	17	73	115	79	65
Net assets, end of period (000)	$18,508		$24,793	$24,311	$20,674	$15,303	$10,515

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Commencement of operations was April 26, 2004 for Class B.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Oppenheimer Global Equity Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-11

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-12

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market

MSF-13

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$13,497,645	$7,736,279	$10,494,843	$6,097,494	$—	$—	$23,992,488	$13,833,773

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$16,214,234	$27,775,562	$109,200,347	$—	$153,190,143

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$99,816,737	$0	$98,924,741

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolio’s average daily net asset levels
$2,236,415	0.900%	Of the first $50 million
	0.550%	Of the next $50 million
	0.500%	Of the next $400 million
	0.475%	On amounts in excess of $500 million

MSF-14

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. OppenheimerFunds, Inc. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2008 are footnoted in the Schedule of Investments.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-15

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-16

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Managed by MetLife Investment Advisors Company, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the Russell 2000 Index Portfolio returned -9.2%, compared to its benchmark, the Russell 2000 Index1, which returned -9.4%. The Portfolio’s performance cannot exactly duplicate the Russell 2000 Index’s return because of differences that primarily result from sampling, pricing, and transaction costs.

PORTFOLIO REVIEW

During the first quarter of 2008, the Russell 2000 Index declined over 9%. This decline was primarily due to continued weakness in the economy, deteriorating financial market conditions, and further credit tightening. These factors contributed to the liquidity crisis that ultimately led to the collapse of Bear Stearns, formerly the 5th largest U.S. investment bank. On March 17th, JPMorgan Chase, with special financing provided by the Fed, entered into an agreement to acquire Bear Stearns. Following other initiatives by the Fed, including an expansion of its securities lending program via a Term Securities Lending Facility, the Russell 2000 rebounded almost 4% in April.

On April 30th, the Federal Open Market Committee decided to lower the Federal Funds rate for the fourth time this year to 2.00% (225 basis points lower than year-end) due to an outlook that economic activity had weakened further. In June, the Russell 2000 declined over 7% due to concerns that the Fed may begin to raise interest rates due to higher inflation, primarily caused by increases in the prices of energy and other commodities. Other contributors to the market decline included continued weakness in the housing market, slowing growth in consumer spending, and softening labor markets.

The price of oil rose from approximately $96 to $140 per barrel during the first half, up approximately 46% from year-end. Increasing global demand, weaknesses in refinery utilization, and global geopolitical unrest contributed to supply concerns, increasing oil prices over the period. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, and unemployment rates.

Three of twelve sectors comprising the Russell 2000 Index experienced positive returns for the period. Integrated Oils (0.1% beginning weight), up 64.4%, was the best-performing sector. The next best-performing sector was Other Energy, (6.0% beginning weight); up 48.0%, providing the largest positive impact on the benchmark’s six-month return. Financial Services (the largest sector with a beginning weight of 20.5%) was the worst-performing sector (-18.0%) and had the largest negative impact on the benchmark return. The next worst-performing sectors were Health Care (13.9% beginning weight), down 16.3%; Technology (14.2% beginning weight), down 15.8%; and Consumer Discretionary (17.0% beginning weight), down 15.6%.

The stocks with the largest positive impact on the benchmark return for the year were Alpha Natural Resources, up 221.1%; Walter Industries, up 203.2%; and Petrohawk Energy, up 167.5%. The stocks with the largest negative impact were Inverness Medical Innovation, down 41.0%; Chipotle Mexican Grill, down 38.8%; and Hologic, down 36.5%. During the annual reconstitution, each of the above mentioned stocks were promoted from the Russell 2000 Index to the Russell 1000 Index.

On June 27, 2008 Frank Russell underwent their annual reconstitution. In total, 271 companies were added to the Russell 2000 Index and 169 were deleted. For the six-month period ended June 30, 2008, there were 18 IPO additions. The annual Russell 2000 reconstitution generated approximately 27% turnover.

* The views expressed above are those of the subadvisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000® Index.

MSF-1

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

Average Annual Returns as of June 30, 2008

	Russell 2000 Index Portfolio			Russell 2000 Index
	Class A	Class B	Class E
6 Months	-9.2%	-9.3%	-9.3%	-9.4%
1 Year	-16.1	-16.3	-16.2	-16.2
5 Year	10.1	9.8	9.9	10.3
Since Inception	6.8	6.1	5.7	7.1

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2008

Top Holdings

% of Total Net Assets
iShares Russell 2000 Index Fund	3.0%
Comstock Resources, Inc.	0.4%
Penn Virginia Corp.	0.3%
Energy Conversion Devices, Inc.	0.3%
W-H Energy Services, Inc.	0.3%
Alexion Pharmaceuticals, Inc.	0.3%
EXCO Resources, Inc.	0.3%
GrafTech International, Ltd.	0.3%
Compass Minerals International, Inc.	0.2%
ITC Holdings Corp.	0.2%

Top Sectors

% of Equity Market Value
Financial Services	19.4%
Consumer Discretionary	15.4%
Technology	13.8%
Health Care	13.0%
Materials & Processing	9.7%
Other Energy	8.4%
Producer Durables	8.1%
Utilities	4.7%
Auto & Transportation	4.0%
Consumer Staples	2.6%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
Russell 2000 Index—Class A(a)	Actual	0.30%	$1,000.00	$908.00	$1.42
	Hypothetical	0.30%	$1,000.00	$1,023.35	$1.51

Russell 2000 Index—Class B(a)	Actual	0.55%	$1,000.00	$907.50	$2.61
	Hypothetical	0.55%	$1,000.00	$1,022.09	$2.77

Russell 2000 Index—Class E(a)	Actual	0.45%	$1,000.00	$907.40	$2.13
	Hypothetical	0.45%	$1,000.00	$1,022.59	$2.26

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—97.0% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.6%
AAR Corp. (a) (b)	25,386	$343,473
Aerovironment, Inc.	7,017	190,722
American Science & Engineering, Inc. (a)	5,154	265,586
Applied Signal Technology, Inc.	8,961	122,407
Argon, Inc. (a) (b)	8,892	220,522
Axsys Technologies, Inc. (b)	5,846	304,226
Ceradyne, Inc. (a) (b)	16,510	566,293
Cubic Corp.	9,190	204,753
Curtiss-Wright Corp.	28,142	1,259,073
Ducommun, Inc.	7,298	167,562
DynCorp. International, Inc. (a) (b)	15,363	232,750
Esterline Technologies Corp. (b)	19,053	938,551
GenCorp, Inc. (a) (b)	39,139	280,235
HEICO Corp. (Class B) (a)	15,158	493,241
Herley Industries, Inc. (a) (b)	9,374	124,487
Hexcel Corp. (b)	62,176	1,199,997
Ladish, Inc. (b)	8,706	179,257
Moog, Inc. (b)	27,556	1,026,185
Orbital Sciences Corp. (b)	36,263	854,356
Stanley, Inc. (b)	5,973	200,215
Taser International, Inc. (a) (b)	44,282	220,967
Teledyne Technologies, Inc. (b)	22,894	1,116,998
TransDigm Group, Inc. (a) (b)	21,607	725,779
Triumph Group, Inc. (a)	10,004	471,188

		11,708,823

Air Freight & Logistics—0.4%
Atlas Air Worldwide Holdings, Inc. (b)	8,084	399,835
Dynamex, Inc. (a) (b)	6,006	161,021
Forward Air Corp. (a)	18,684	646,466
HUB Group, Inc. (Class A) (b)	25,072	855,707
Pacer International, Inc.	22,347	480,684

		2,543,713

Airlines—0.4%
AirTran Holdings, Inc. (a) (b)	106,221	216,691
Alaska Air Group, Inc. (a) (b)	23,300	357,422
Allegiant Travel Co. (b)	9,131	169,745
Hawaiian Holdings, Inc.	26,730	185,773
JetBlue Airways Corp. (a) (b)	112,271	418,771
Republic Airways Holdings, Inc. (b)	23,593	204,315
Skywest, Inc.	38,881	491,845
UAL Corp. (b)	81,954	427,800
US Airways Group, Inc. (b)	62,420	156,050

		2,628,412

Auto Components—0.9%
American Axle & Manufacturing Holdings, Inc. (a)	27,908	222,985
Amerigon, Inc. (a) (b)	13,318	94,691
ArvinMeritor, Inc. (a)	47,717	595,508
ATC Technology Corp. (b)	13,111	305,224
Cooper Tire & Rubber Co. (a)	36,658	287,399
Dana Holding Corp. (b)	64,718	346,241
Drew Industries, Inc. (a) (b)	16,866	269,013

Security Description	Shares	Value*

Auto Components—(Continued)
Exide Technologies (a) (b)	49,077	$822,531
Fuel System Solutions, Inc.	7,974	306,999
GenTek, Inc. (a) (b)	5,631	151,418
Hayes Lemmerz International, Inc. (a) (b)	57,979	164,660
Lear Corp. (b)	47,108	667,991
Modine Manufacturing Co. (a)	20,814	257,469
Raser Technologies, Inc. (a) (b)	30,438	296,466
Sauer-Danfoss, Inc. (a)	7,791	242,690
Spartan Motors, Inc. (a)	19,530	145,889
Stoneridge, Inc. (b)	9,884	168,621
Superior Industries International, Inc. (a)	13,180	222,478
Tenneco, Inc. (b)	28,545	386,214
Visteon Corp. (a) (b)	75,405	198,315

		6,152,802

Automobiles—0.0%
Fleetwood Enterprises, Inc. (a) (b)	35,502	93,015
Winnebago Industries, Inc. (a)	20,312	206,980

		299,995

Beverages—0.0%
Boston Beer, Inc. (a) (b)	7,145	290,659
Central European Distribution Corp. (a) (b)	1	74

		290,733

Biotechnology—3.5%
Acorda Therapeutics, Inc. (a) (b)	21,535	706,994
Affymax, Inc. (b)	7,931	126,182
Alexion Pharmaceuticals, Inc. (a) (b)	24,841	1,800,972
Alkermes, Inc. (b)	60,343	745,839
Allos Therapeutics, Inc. (a) (b)	37,060	256,085
Alnylam Pharmaceuticals, Inc. (a) (b)	25,774	688,939
Applera Corp.—Celera Genomics (b)	52,827	600,115
Arena Pharmaceuticals, Inc. (a) (b)	46,806	242,923
Ariad Pharmaceuticals, Inc. (a) (b)	35,921	86,210
Array Biopharma, Inc. (a) (b)	31,105	146,194
Avant Immunotherapeutics, Inc. (b)	11,133	162,096
Cell Genesys, Inc. (a) (b)	50,537	131,396
Cepheid, Inc. (a) (b)	37,111	1,043,561
Cougar Biotechnology, Inc. (b)	9,818	233,963
Cubist Pharmaceuticals, Inc. (a) (b)	35,783	639,084
CV Therapeutics, Inc. (b)	48,057	395,509
Dendreon Corp. (a) (b)	66,216	294,661
Dyax Corp. (b)	42,026	130,281
Enzon Pharmaceuticals, Inc. (a) (b)	27,534	196,042
Genomic Health, Inc. (a) (b)	12,876	246,575
Geron Corp. (a) (b)	45,239	156,075
GTx, Inc. (a) (b)	17,247	247,494
Halozyme Therapeutics, Inc. (a) (b)	39,723	213,710
Human Genome Sciences, Inc. (a) (b)	100,386	523,011
Idenix Pharmaceuticals, Inc. (a) (b)	19,197	139,562
Idera Pharmaceuticals, Inc. (b)	14,570	212,868
Incyte Corp. (a) (b)	45,130	343,439
InterMune, Inc. (a) (b)	25,684	336,974
Isis Pharmaceuticals, Inc. (a) (b)	59,166	806,433

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Biotechnology—(Continued)
Ligand Pharmaceuticals, Inc. (a) (b)	55,630	$144,638
Martek Biosciences Corp. (b)	21,606	728,338
Medarex, Inc. (a) (b)	84,601	559,213
Metabolix, Inc. (a) (b)	19,441	190,522
Momenta Pharmaceuticals, Inc. (a) (b)	17,269	212,409
Myriad Genetics, Inc. (a) (b)	28,960	1,318,259
Nabi Biopharmaceuticals (a) (b)	32,116	126,537
Neurocrine Biosciences, Inc. (a) (b)	21,044	88,174
Omrix Biopharmaceuticals, Inc. (a) (b)	8,576	134,986
Onyx Pharmaceuticals, Inc. (a) (b)	36,096	1,285,018
Orexigen Therapeutics, Inc. (b)	15,204	119,960
OSI Pharmaceuticals, Inc. (a) (b)	36,987	1,528,303
Osiris Therapeutics, Inc. (b)	11,221	144,190
PDL BioPharma, Inc. (b)	78,140	829,847
Pharmasset, Inc. (b)	11,069	208,983
Progenics Pharmaceuticals, Inc. (a) (b)	21,526	341,618
Regeneron Pharmaceuticals, Inc. (b)	38,704	558,886
Rigel Pharmaceuticals, Inc. (a) (b)	24,433	553,652
Sangamo Biosciences, Inc. (a)	25,684	255,556
Savient Pharmaceuticals, Inc. (a) (b)	35,468	897,340
Seattle Genetics, Inc. (a) (b)	37,822	319,974
Theravance, Inc. (b)	34,733	412,281
Third Wave Technologies, Inc. (b)	30,054	335,403
United Therapeutics Corp. (b)	14,610	1,428,128
XOMA, Ltd. (a) (b)	82,412	139,276
Zymogenetics, Inc. (a) (b)	26,358	221,934

		24,936,612

Building Products—0.5%
AAON, Inc.	7,694	148,187
American Woodmark Corp. (a)	8,732	184,507
Ameron International Corp. (a)	6,018	722,040
Apogee Enterprises, Inc. (a)	17,370	280,699
Gibraltar Industries, Inc. (a)	18,286	292,027
Griffon Corp. (a) (b)	18,603	162,962
Insteel Industries, Inc. (a)	12,134	222,174
NCI Building Systems, Inc. (a) (b)	12,366	454,203
Quanex Building Products Corp. (b)	22,520	334,647
Simpson Manufacturing Co. , Inc. (a)	24,267	576,099
Trex Co., Inc. (a) (b)	12,252	143,716
Universal Forest Products, Inc. (a)	10,348	310,026

		3,831,287

Capital Markets—1.5%
Apollo Investment Corp. (a)	92,074	1,319,420
Ares Capital Corp.	63,806	643,164
Calamos Asset Management, Inc.	15,750	268,222
Capital Southwest Corp. (a)	1,881	196,057
Cohen & Steers, Inc. (a)	10,675	277,230
Diamond Hill Investment Group, Inc. (b)	1,546	129,091
FCStone Group, Inc. (a) (b)	15,110	422,022
GAMCO Investors, Inc. (a)	5,201	258,074
GFI Group, Inc. (a) (b)	50,761	457,357
Gladstone Capital Corp. (a)	14,623	222,855
Greenhill & Co., Inc. (a)	11,430	615,620
Hercules Technology Growth Capital, Inc. (a)	18,966	169,366

Security Description	Shares	Value*

Capital Markets—(Continued)
Kayne Anderson Energy Development Co. (a)	6,396	$146,788
KBW, Inc. (a) (b)	17,828	366,900
Knight Capital Group, Inc. (b)	61,855	1,112,153
Kohlberg Capital Corp.	9,110	91,100
LaBranche & Co., Inc. (a) (b)	36,996	261,932
Ladenburg Thalmann Financial Services, Inc. (a) (b)	62,538	94,432
MCG Capital Corp. (a)	43,386	172,676
MVC Capital, Inc.	15,052	206,062
NGP Capital Resources Co. (a)	14,986	230,934
optionsXpress Holdings, Inc. (a)	26,495	591,898
Penson Worldwide, Inc. (a) (b)	9,106	108,817
Piper Jaffray Co. (b)	12,145	356,213
Prospect Capital Corp. (a)	18,121	238,835
RiskMetrics Group, Inc. (a) (b)	14,649	287,706
Stifel Financial Corp. (a) (b)	15,543	534,507
SWS Group, Inc. (a)	16,924	281,108
TradeStation Group, Inc. (b)	22,284	226,183
U.S. Global Investors, Inc. (a)	7,498	125,591
Westwood Holdings Group, Inc.	3,904	155,379

		10,567,692

Chemicals—2.2%
A. Schulman, Inc.	16,618	382,713
American Vanguard Corp. (a)	13,990	172,077
Arch Chemicals, Inc.	16,387	543,229
Balchem Corp. (a)	10,704	247,584
Calgon Carbon Corp. (a) (b)	30,715	474,854
Ferro Corp.	27,506	516,013
Flotek Industries, Inc. (a) (b)	18,033	371,840
H.B. Fuller Co.	36,393	816,659
Hercules, Inc.	76,861	1,301,257
ICO, Inc. (b)	20,470	123,229
Innophos Holdings, Inc. (a)	7,232	231,062
Innospec, Inc.	17,009	320,109
Koppers Holdings, Inc.	13,722	574,540
LSB Industries, Inc. (a) (b)	11,999	237,580
Minerals Technologies, Inc.	13,137	835,382
NewMarket Corp. (a)	8,857	586,599
Olin Corp. (a)	48,415	1,267,505
OM Group, Inc. (b)	19,970	654,816
Penford Corp.	8,220	122,314
PolyOne Corp. (b)	69,497	484,394
Quaker Chemical Corp.	7,230	192,752
Rockwood Holdings, Inc. (b)	27,106	943,289
Sensient Technologies Corp.	31,388	883,886
ShengdaTech, Inc. (b)	21,210	210,615
Solutia, Inc. (b)	39,996	512,749
Spartech Corp.	20,427	192,627
Stepan Co.	4,458	203,374
Symyx Technologies, Inc. (a) (b)	19,225	134,190
W.R. Grace & Co. (a) (c)	46,759	1,098,369
Westlake Chemical Corp.	13,301	197,653
ZEP, Inc. (a) (b)	14,264	212,248
Zoltek Companies, Inc. (a) (b)	18,207	441,520

		15,487,028

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Banks—4.6%
1st Source Corp.	10,619	$170,966
Arrow Financial Corp. (a)	6,737	122,142
Bancfirst Corp. (a)	5,056	216,397
Banco Latinoamericano de Exportaciones S.A.	16,812	272,186
Bank of the Ozarks, Inc. (a)	7,390	109,815
BankFinancial Corp. (a)	11,879	154,546
Boston Private Financial Holdings, Inc. (a)	21,774	123,459
Camden National Corp. (a)	5,621	130,857
Capital City Bank Group, Inc. (a)	7,854	170,903
Cardinal Financial Corp. (a)	18,171	113,750
Cascade Bancorp. (a)	13,690	105,413
Cathay General Bancorp (a)	31,566	343,122
Central Pacific Financial Corp. (a)	19,720	210,215
Chemical Financial Corp. (a)	17,023	347,269
Citizens & Citizens North Corp. (a)	6,716	111,217
Citizens Banking Corp. (a)	46,095	129,988
City Holdings Co.	9,914	404,194
Columbia Banking Systems, Inc.	15,187	293,565
Community Bank Systems, Inc. (a)	19,990	412,194
Community Trust Bancorp, Inc. (a)	9,791	257,112
CVB Financial Corp. (a)	44,178	417,040
East West Bancorp, Inc.	43,100	304,286
Enterprise Financial Services Corp. (a)	8,030	151,365
F.N.B. Corp. (a)	61,155	720,406
Fifth Third Bancorp (a)	1	9
Financial Institutions, Inc.	8,161	131,066
First Bancorp (a)	10,486	132,543
First Bancorp (Puerto Rico) (a)	54,770	347,242
First Commonwealth Financial Corp. (a)	47,267	441,001
First Community Bancshares, Inc. (a)	6,026	169,933
First Financial Bancorp (a)	25,847	237,792
First Financial Bankshares, Inc. (a)	13,236	606,341
First Financial Corp. (a)	6,809	208,423
First Merchants Corp. (a)	11,118	201,792
First Midwest Bancorp, Inc. (a)	31,239	582,607
FirstMerit Corp.	52,700	859,537
Frontier Financial Corp. (a)	32,200	274,344
Glacier Bancorp, Inc. (a)	38,966	623,066
Greene County Bancshares, Inc. (a)	13,488	189,102
Guaranty Bancorp (a) (b)	31,105	111,978
Hancock Holding Co. (a)	17,503	687,693
Hanmi Financial Corp. (a)	27,683	144,228
Harleysville National Corp. (a)	21,583	240,866
Heartland Financial USA, Inc. (a)	7,703	140,118
Home Bancshares, Inc. (a)	11,263	253,192
IBERIABANK Corp. (a)	8,632	383,865
Independent Bank Corp. (a)	1	4
Independent Bank Corp. (Massachusetts) (a)	10,279	245,051
Integra Bank Corp. (a)	12,892	100,944
International Bancshares Corp. (a)	33,421	714,207
Investors Bancorp, Inc. (b)	34,761	453,979
Lakeland Bancorp, Inc. (a)	12,623	153,748
Lakeland Financial Corp. (a)	7,109	135,640
Macatawa Bank Corp. (a)	1	8
Mainsource Financial Group, Inc. (a)	16,583	257,036
MB Financial, Inc. (a)	22,095	496,475

Security Description	Shares	Value*

Commercial Banks—(Continued)
Nara Bancorp, Inc. (a)	15,312	$164,298
National Penn Bancshares, Inc. (a)	55,835	741,489
NBT Bancorp, Inc. (a)	20,656	425,720
Northfield Bancorp, Inc. (b)	14,322	153,961
Old National Bancorp (a)	43,737	623,690
Old Second Bancorp, Inc. (a)	7,369	85,628
Oriental Financial Group, Inc.	14,047	200,310
Pacific Capital Bancorp (a)	29,016	399,840
PacWest Bancorp	15,528	231,057
Park National Corp. (a)	6,924	373,204
Peapack Gladstone Financial Corp. (a)	6,042	132,743
People’s Bancorp, Inc.	5,816	110,388
Pinnacle Financial Partners, Inc. (a) (b)	15,243	306,232
Preferred Bank (Los Angeles, CA) (a)	1	5
PrivateBancorp, Inc. (a)	12,625	383,547
Prosperity Bancshares, Inc. (a)	25,727	687,683
Provident Bankshares Corp. (a)	19,334	123,351
Renasant Corp. (a)	12,711	187,233
Republic Bancorp, Inc. (Class A) (a)	6,675	164,205
S&T Bancorp, Inc. (a)	16,636	483,442
S.Y. Bancorp, Inc. (a)	12,103	258,520
Sandy Spring Bancorp, Inc. (a)	14,588	241,869
SCBT Financial Corp.	7,106	202,947
Shore Bancshares, Inc. (a)	6,207	116,195
Signature Bank (b)	19,686	507,111
Simmons First National Corp. (a)	8,478	237,130
Smithtown Bancorp, Inc. (a)	7,342	119,308
Southside Bancshares, Inc. (a)	8,776	161,838
Southwest Bancorp, Inc. (Oklahoma)	10,385	119,428
State Bancorp, Inc. (a)	10,603	132,537
StellarOne Corp.	15,621	228,067
Sterling Bancorp (a)	13,033	155,744
Sterling Bancshares, Inc.	48,745	443,092
Sterling Financial Corp. (Washington) (a)	29,125	120,577
Suffolk Bancorp (a)	5,413	159,034
Susquehanna Bancshares, Inc. (a)	53,865	737,412
SVB Financial Group (a) (b)	19,501	938,193
Texas Capital Bancshares, Inc. (a) (b)	19,670	314,720
The Colonial BancGroup, Inc.	132,990	587,816
The South Financial Group, Inc. (a)	44,741	175,385
Tompkins Trustco, Inc. (a)	4,886	181,759
TowneBank	14,459	217,753
TriCo Bancshares (a)	7,390	80,921
Trustmark Corp. (a)	31,258	551,704
UCBH Holdings, Inc. (a)	60,126	135,283
UMB Financial Corp. (a)	21,357	1,094,973
Umpqua Holdings Corp. (a)	37,028	449,150
Union Bankshares Corp. (a)	13,521	201,328
United Bankshares, Inc. (a)	24,546	563,331
United Community Bank, Inc. (a)	24,941	212,747
Univest Corp. (a)	7,788	154,670
Virginia Commerce Bancorp (a) (b)	1	3
Washington Trust Bancorp, Inc. (a)	6,459	127,242
WesBanco, Inc.	17,979	308,340
West Bancorp, Inc. (a)	13,056	113,587
Westamerica Bancorp (a)	18,288	961,766

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Banks—(Continued)
Wilshire Bancorp, Inc.	14,336	$122,860
Wintrust Financial Corp. (a)	16,617	396,315

		33,124,918

Commercial Services & Supplies—4.1%
ABM Industries, Inc.	27,860	619,885
Acco Brands Corp. (a) (b)	32,678	366,974
Administaff, Inc. (a)	14,105	393,388
American Ecology Corp. (a)	10,910	322,172
American Reprographics Co. (a) (b)	23,904	398,002
Bowne & Co., Inc.	18,709	238,540
Brady Corp.	32,567	1,124,539
Casella Waste Systems, Inc. (b)	15,671	191,029
CBIZ, Inc. (a) (b)	32,679	259,798
CDI Corp.	7,746	197,058
Cenveo, Inc. (a) (b)	31,208	304,902
China Security & Surveillance Technology, Inc. (b)	18,338	247,196
Clean Harbors, Inc. (b)	12,853	913,334
Comfort Systems USA, Inc.	24,012	322,721
Consolidated Graphics, Inc. (b)	7,728	380,759
Cornell Companies, Inc. (a) (b)	7,626	183,863
CoStar Group, Inc. (a) (b)	12,830	570,294
CRA International, Inc. (a) (b)	9,028	326,362
Deluxe Corp.	36,692	653,851
Duff & Phelps Corp. (b)	7,904	130,890
EnergySolutions, Inc.	21,760	486,336
EnerNOC, Inc. (b)	6,985	125,381
Ennis, Inc.	15,615	244,375
Exponent, Inc. (b)	9,587	301,128
First Advantage Corp (a)	7,503	118,923
Fuel Tech, Inc. (a) (b)	10,672	188,041
G&K Services, Inc.	12,200	371,612
GeoEye, Inc. (a) (b)	10,978	194,420
Healthcare Services Group, Inc. (a)	28,064	426,853
Heidrick & Struggles International, Inc. (a)	11,860	327,810
Herman Miller, Inc.	37,758	939,797
Hill International, Inc. (b)	16,010	263,204
HNI Corp.	29,072	513,412
Hudson Highland Group, Inc. (b)	14,268	149,386
Huron Consulting Group, Inc. (a) (b)	13,968	633,309
IKON Office Solutions, Inc.	52,171	588,489
Innerworkings, Inc. (a) (b)	21,565	257,917
Interface, Inc.	33,244	416,547
Kelly Services, Inc. (Class A)	17,549	339,222
Kforce, Inc. (b)	18,129	153,915
Knoll, Inc.	30,139	366,189
Korn/Ferry International (b)	30,619	481,637
Layne Christensen Co. (a) (b)	12,615	552,411
LECG Corp. (b)	14,501	126,739
M&F Worldwide Corp. (a) (b)	8,341	327,885
McGrath Rentcorp (a)	15,045	369,957
Metalico, Inc. (b)	16,247	284,647
Mine Safety Appliances Co. (a)	20,126	804,839
Mobile Mini, Inc. (a) (b)	23,164	463,280
Multi-Color Corp.	6,895	144,726

Security Description	Shares	Value*

Commercial Services & Supplies—(Continued)
Navigant Consulting, Inc. (a) (b)	30,039	$587,563
Odyssey Marine Exploration, Inc. (a) (b)	25,579	101,293
On Assignment, Inc. (a) (b)	20,637	165,509
PeopleSupport, Inc. (a) (b)	13,989	118,907
Pike Electric Corp. (b)	10,661	177,079
Resources Connection, Inc. (b)	28,983	589,804
Rollins, Inc.	31,643	468,949
RSC Holdings, Inc. (a) (b)	31,909	295,477
Schawk, Inc. (a)	10,309	123,605
School Specialty, Inc. (a) (b)	12,829	381,406
Spherion Corp. (b)	36,226	167,364
Team, Inc.	12,181	418,052
Tetra Technologies, Inc. (b)	38,247	865,147
The Advisory Board Co. (b)	11,952	470,072
The GEO Group, Inc. (b)	33,284	748,890
TrueBlue, Inc. (b)	30,139	398,136
United Stationers, Inc. (b)	14,796	546,712
Viad Corp.	14,216	366,631
Volt Information Sciences, Inc. (a) (b)	7,738	92,160
Waste Connections, Inc. (b)	42,411	1,354,183
Waste Services, Inc. (a)	17,330	122,003
Watson Wyatt Worldwide, Inc.	27,563	1,457,807

		29,124,693

Communications Equipment—2.5%
3Com Corp. (b)	262,191	555,845
Acme Packet, Inc. (a) (b)	15,723	122,010
Adtran, Inc.	35,649	849,872
Anaren, Inc. (b)	13,662	144,407
Arris Group, Inc. (b)	79,822	674,496
Aruba Networks, Inc. (b)	35,336	184,807
Avanex Corp. (a) (b)	116,708	131,880
Avocent Corp. (b)	31,883	593,024
Bel Fuse, Inc. (Class B) (a)	7,133	176,256
BigBand Networks, Inc. (b)	23,069	109,116
Black Box Corp.	12,292	334,219
Blue Coat Systems, Inc. (a) (b)	20,555	290,031
Bookham, Inc. (a) (b)	69,852	118,050
Cogo Group, Inc. (b)	17,560	159,972
Comtech Telecommunications Corp. (b)	14,811	725,739
Digi International, Inc. (b)	18,330	143,891
Dycom Industries, Inc. (b)	26,092	378,856
EMS Technologies, Inc. (b)	12,768	278,853
Emulex Corp. (b)	51,645	601,664
Extreme Networks, Inc. (a) (b)	74,142	210,563
Finisar Corp. (a) (b)	205,504	244,550
Foundry Networks, Inc. (b)	93,327	1,103,125
Globecomm Systems, Inc. (b)	14,070	116,218
Harmonic, Inc. (b)	58,826	559,435
Harris Stratex Networks, Inc. (a) (b)	13,458	127,716
Hughes Communications, Inc. (a) (b)	4,058	199,207
Infinera Corp. (b)	60,445	533,125
InterDigital, Inc. (a) (b)	30,258	735,875
Ixia (b)	26,295	182,750
Loral Space & Communications, Inc. (a) (b)	6,397	112,715
MasTec, Inc. (a) (b)	25,880	275,881

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Communications Equipment—(Continued)
MRV Communications, Inc. (a) (b)	90,098	$107,217
Netgear, Inc. (a) (b)	21,529	298,392
Neutral Tandem, Inc. (b)	11,068	193,690
Nextwave Wireless, Inc. (a) (b)	33,392	134,904
Oplink Communications, Inc. (a) (b)	14,091	135,274
Orbcomm, Inc. (a) (b)	16,019	91,308
ParkerVision, Inc. (a) (b)	16,210	160,965
PC-Tel, Inc. (b)	14,472	138,786

Plantronics, Inc.	31,840	710,669
Polycom, Inc. (b)	56,453	1,375,195
Powerwave Technologies, Inc. (a) (b)	87,179	370,511
Radyne Corp. (a) (b)	13,210	150,990
Riverbed Technology, Inc. (b)	36,544	501,384
ShoreTel, Inc. (b)	29,847	131,924
Sonus Networks, Inc. (a) (b)	159,961	547,067
Starent Networks Corp. (b)	19,794	249,009
Sycamore Networks, Inc. (b)	115,462	371,788
Symmetricom, Inc. (a) (b)	28,539	109,590
Tekelec, Inc. (a) (b)	42,353	623,013
UTStarcom, Inc. (a) (b)	77,850	425,839
ViaSat, Inc. (b)	14,912	301,372

		18,103,035

Computers & Peripherals—0.9%
3PAR, Inc. (b)	18,633	146,083
Adaptec, Inc. (b)	71,017	227,254
Avid Technology, Inc. (a) (b)	24,962	424,104
Compellent Technologies, Inc. (b)	9,865	111,869
Cray, Inc. (a) (b)	20,991	97,398
Data Domain, Inc. (b)	21,547	502,692
Electronics for Imaging, Inc. (b)	33,985	496,181
Hutchinson Technology, Inc. (a) (b)	16,128	216,760
Hypercom Corp. (b)	49,583	218,165
Imation Corp. (a)	21,384	490,121
Immersion Corp. (b)	16,446	111,997
Intermec, Inc. (a) (b)	39,805	839,090
Intevac, Inc. (b)	14,334	161,688
Netezza Corp. (b)	26,060	299,169
Novatel Wireless, Inc. (a) (b)	18,653	207,608
Palm, Inc. (a) (b)	77,857	419,649
Quantum Corp. (a) (b)	116,270	156,965
Rackable Systems, Inc. (a) (b)	18,071	242,152
STEC, Inc. (b)	20,594	211,500
Stratasys, Inc. (a) (b)	11,733	216,591
Super Micro Computer, Inc. (b)	15,529	114,604
Synaptics, Inc. (a) (b)	15,310	577,646

		6,489,286

Construction & Engineering—0.5%
EMCOR Group, Inc. (b)	43,981	1,254,778
Furmanite Corp. (b)	25,504	203,522
Granite Construction, Inc. (a)	21,617	681,584
Great Lakes Dredge & Dock Corp. (b)	28,321	173,041
Insituform Technologies, Inc. (a) (b)	18,179	276,866

Northwest Pipe Co. (a) (b)	5,677	316,777
Orion Marine Group, Inc. (b)	14,296	202,002

Security Description	Shares	Value*

Construction & Engineering—(Continued)
Perini Corp. (b)	17,854	$590,075
Sterling Construction Co., Inc. (a)	8,227	163,388

		3,862,033

Construction Materials—0.2%
Headwaters, Inc. (a) (b)	27,972	329,230
Texas Industries, Inc. (a)	16,438	922,665
U.S. Concrete, Inc. (a) (b)	39,530	188,163

		1,440,058

Consumer Finance—0.3%
Advance America Cash Advance Centers, Inc.	43,274	219,832
Advanta Corp. (Class B) (a)	22,458	141,261
Cash America International, Inc.	17,989	557,659
Dollar Financial Corp. (a) (b)	16,563	250,267
EzCorp., Inc. (b)	25,729	328,045
First Cash Financial Services (b)	15,881	238,056
Nelnet, Inc. (a)	10,868	122,048
The First Marblehead Corp. (b)	50,013	128,533
World Acceptance Corp. (a) (b)	12,260	412,794

		2,398,495

Containers & Packaging—0.3%
Graphic Packaging Holding Co. (a) (b)	99,937	201,873
Myers Industries, Inc.	18,955	154,483
Rock-Tenn Co.	24,909	747,021
Silgan Holdings, Inc.	16,449	834,622

		1,937,999

Distributors—0.0%
Audiovox Corp. (b)	12,365	121,424
Core-Mark Holding Co., Inc. (a) (b)	5,639	147,742

		269,166

Diversified Consumer Services—0.9%
American Public Education, Inc. (b)	7,447	290,731
Capella Education Co. (a) (b)	9,374	559,159
Coinstar, Inc. (a) (b)	18,307	598,822
Corinthian Colleges, Inc. (a) (b)	55,867	648,616
Jackson Hewitt Tax Service, Inc. (a)	19,469	237,911
Matthews International Corp.	21,690	981,689
PrePaid Legal Services, Inc. (a)	4,860	197,413
Regis Corp.	27,373	721,279
Sotheby’s Holdings, Inc. (Class A) (a)	45,005	1,186,782
Steiner Leisure, Ltd. (b)	10,437	295,889
Stewart Enterprises, Inc. (a)	59,993	431,950
thinkorswim Group, Inc. (a) (b)	39,002	274,964
Universal Technical Institute, Inc. (a) (b)	14,118	175,910

		6,601,115

Diversified Financial Services—0.5%
Asset Acceptence Capital Corp. (a) (b)	15,616	190,828
Compass Diversified Trust	14,166	161,917

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Diversified Financial Services—(Continued)
Financial Federal Corp. (a)	16,143	$354,500
Interactive Brokers Group, Inc. (b)	26,505	851,606
MarketAxess Holdings, Inc. (a) (b)	22,737	171,892
PHH Corp. (b)	34,498	529,544
Pico Holdings, Inc. (a) (b)	10,763	467,652
Portfolio Recovery Associates, Inc. (a) (b)	10,501	393,788

		3,121,727

Diversified Telecommunication Services—0.9%
Alaska Communication Systems, Inc. (a)	28,336	338,332
Atlantic Tele-Network, Inc.	5,823	160,191
Cbeyond, Inc. (a) (b)	15,923	255,086
Cincinnati Bell, Inc. (b)	150,258	598,027
Cogent Communications Group, Inc. (a) (b)	30,249	405,337
Consolidated Communications Holdings, Inc. (a)	14,378	214,088
Fairpoint Communications, Inc. (a)	54,444	392,541
General Communication, Inc. (a) (b)	33,319	228,902
Global Crossing, Ltd. (a) (b)	20,150	361,491
Iowa Telecommunications Services, Inc. (a)	19,030	335,118
NTELOS Holdings Corp.	19,410	492,432
PAETEC Holding Corp. (a) (b)	80,095	508,603
Premiere Global Services, Inc. (b)	37,778	550,803
Shenandoah Telecommunications Co.	14,453	188,178
tw telecom, inc. (a) (b)	98,507	1,579,067

		6,608,196

Electric Utilities—1.4%
Allete, Inc. (a)	16,309	684,978
Central Vermont Public Service	6,238	120,830
CLECO Corp.	38,790	904,971
El Paso Electric Co. (b)	30,498	603,860
Empire District Electric Co. (a)	21,975	407,417
IDACORP, Inc. (a) (b)	29,169	842,692
ITC Holdings Corp.	31,727	1,621,567
MGE Energy, Inc. (a)	14,343	467,869
Otter Tail Corp. (a)	19,404	753,457
Portland General Electric Co.	40,301	907,579
UIL Holdings Corp. (a)	16,379	481,706
Unisource Energy Corp.	21,416	664,110
Westar Energy, Inc.	67,342	1,448,527

		9,909,563

Electrical Equipment—2.3%
A.O. Smith Corp. (a)	13,278	435,917
Acuity Brands, Inc. (a)	26,277	1,263,398
Advanced Battery Technologies, Inc. (b)	30,239	174,479
American Superconductor Corp. (a) (b)	27,164	973,829
AZZ, Inc. (a) (b)	7,338	292,786
Baldor Electric Co. (a)	29,805	1,042,579
Belden, Inc. (a)	29,488	999,053
Capstone Turbine Corp. (a) (b)	96,814	405,651
Encore Wire Corp. (a)	14,708	311,662
Ener1, Inc. (b)	24,918	184,892
Energy Conversion Devices, Inc. (a) (b)	26,098	1,921,857

Security Description	Shares	Value*

Electrical Equipment—(Continued)
EnerSys (a) (b)	18,079	$618,844
Evergreen Solar, Inc. (a) (b)	68,878	667,428
Franklin Electric, Inc. (a)	14,923	578,714
FuelCell Energy, Inc. (a) (b)	41,421	294,089
Fushi Copperweld, Inc. (b)	9,660	229,232
GrafTech International, Ltd. (b)	65,425	1,755,353
II-VI, Inc. (b)	16,368	571,570
LSI Industries, Inc.	16,398	133,152
Microvision, Inc. (b)	39,881	109,673
Plug Power, Inc. (a) (b)	57,674	135,534
Polypore International, Inc. (b)	10,847	274,754
Powell Industries, Inc. (b)	4,404	222,006
Regal Beloit Corp. (a)	20,843	880,617
Superior Essex, Inc. (b)	12,255	546,941
Valence Technology, Inc. (b)	37,370	165,549
Vicor Corp. (a)	15,700	156,686
Woodward Governor Co.	37,350	1,331,901

		16,678,146

Electronic Equipment & Instruments—2.1%
Agilysys, Inc. (a)	20,665	234,341
Anixter International, Inc. (a) (b)	20,208	1,202,174
Benchmark Electronics, Inc. (b)	43,585	712,179
Brightpoint, Inc. (a) (b)	30,518	222,781
Checkpoint Systems, Inc. (b)	26,372	550,647
Cogent, Inc. (a) (b)	27,200	309,264
Cognex Corp. (a)	27,796	640,698
Coherent, Inc. (b)	15,435	461,352
Comverge, Inc. (b)	14,757	206,303
CTS Corp.	24,167	242,878
Daktronics, Inc. (a)	24,015	484,383
DTS, Inc. (a) (b)	12,053	377,500
Echelon Corp. (a) (b)	22,668	247,081
Electro Scientific Industries, Inc. (b)	17,241	244,305
Excel Technology, Inc. (b)	6,734	150,303
FARO Technologies, Inc. (a) (b)	11,147	280,570
Gerber Scientific, Inc. (b)	12,272	139,655
Insight Enterprises, Inc. (b)	31,718	372,052
IPG Photonics Corp. (b)	12,833	241,389
Kemet Corp. (a) (b)	47,399	153,573
L-1 Identity Solutions, Inc. (a) (b)	46,548	620,019
Littelfuse, Inc. (b)	13,779	434,728
Maxwell Technologies, Inc. (a)	12,606	133,876
Measurement Specialties, Inc. (b)	10,016	176,182
Mercury Computer Systems, Inc. (b)	12,071	90,895
Methode Electronics, Inc.	22,249	232,502
MTS Systems Corp.	11,959	429,089
Multi-Fineline Electronix, Inc. (a) (b)	5,936	164,249
Newport Corp. (a) (b)	26,749	304,671
OSI Systems, Inc. (b)	10,131	217,006
OYO Geospace Corp. (a) (b)	2,297	135,385
Park Electrochemical Corp.	12,787	310,852
Photon Dynamics, Inc.	12,503	188,545
Plexus Corp. (b)	28,790	796,907
RadiSys Corp. (a) (b)	14,648	132,711
Rofin-Sinar Technologies, Inc. (b)	19,918	601,524

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Electronic Equipment & Instruments—(Continued)
Rogers Corp. (a) (b)	11,170	$419,880
Sanmina-SCI Corp. (b)	346,519	443,544
Scansource, Inc. (a) (b)	16,538	442,557
Smart Modular Technologies, Inc. (b)	30,764	117,826
SYNNEX Corp. (a) (b)	9,776	245,280
Technitrol, Inc.	27,072	459,953
TTM Technologies, Inc. (b)	26,267	346,987
Universal Display Corp. (a) (b)	15,842	195,174

		15,113,770

Energy Equipment & Services—2.8%
Allis-Chalmers Energy, Inc. (a) (b)	16,875	300,375
Basic Energy Services, Inc. (a) (b)	26,849	845,743
Bolt Technology Corp. (b)	6,185	139,595
Bristow Group, Inc. (a)	12,623	624,712
Bronco Drilling Co., Inc. (a) (b)	16,422	301,836
Cal Dive International, Inc. (b)	26,651	380,843
CARBO Ceramics, Inc. (a)	12,789	746,238
Complete Production Services, Inc. (a) (b)	31,099	1,132,626
Dawson Geophysical Co. (a) (b)	5,124	304,673
Dril-Quip, Inc. (b)	19,998	1,259,874
ENGlobal Corp. (b)	18,595	264,793
Grey Wolf, Inc. (a) (b)	111,714	1,008,777
Gulf Island Fabrication, Inc.	8,075	395,110
Gulfmark Offshore, Inc. (a) (b)	13,789	802,244
Hornbeck Offshore Services, Inc. (a) (b)	15,736	889,241
ION Geophysical Corp. (a) (b)	52,448	915,218
Lufkin Industries, Inc.	9,623	801,403
Matrix Service Co. (b)	18,598	428,870
Mitcham Industries, Inc. (b)	7,134	121,849
NATCO Group, Inc. (b)	13,050	711,617
Natural Gas Services Group, Inc. (b)	8,238	251,094
Newpark Resources, Inc. (a) (b)	59,296	466,067
Parker Drilling Co. (a) (b)	73,654	737,277
PHI, Inc. (a) (b)	8,963	360,044
Pioneer Drilling Co. (a) (b)	30,616	575,887
RPC, Inc. (a)	23,695	398,076
Superior Well Services, Inc. (a) (b)	10,288	326,232
T-3 Energy Services, Inc. (b)	8,164	648,793
Trico Marine Services, Inc. (a) (b)	9,929	361,614
Union Drilling, Inc.	12,467	270,285
W-H Energy Services, Inc. (b)	19,926	1,907,715
Willbros Group, Inc. (a) (b)	25,158	1,102,172

		19,780,893

Exchange Traded Funds—3.0%
iShares Russell 2000 Index Fund (a)	310,500	21,433,815

Food & Staples Retailing—0.9%
Casey’s General Stores, Inc. (a)	33,237	770,101
Great Atlantic & Pacific Tea Co., Inc. (a)	23,378	533,486
Ingles Markets, Inc. (a)	7,334	171,102
Longs Drug Stores Corp. (a)	22,066	929,199
Nash Finch Co. (a)	9,613	329,438
Pricesmart, Inc. (a)	8,493	167,992

Security Description	Shares	Value*

Food & Staples Retailing—(Continued)
Ruddick Corp.	27,458	$942,084
Spartan Stores, Inc.	14,846	341,458
The Andersons, Inc. (a)	12,096	492,428
The Pantry, Inc. (a) (b)	14,653	156,201
United Natural Foods, Inc. (a) (b)	26,341	513,123
Weis Markets, Inc.	7,822	253,980
Winn-Dixie Stores, Inc. (a) (b)	35,721	572,250

		6,172,842

Food Products—1.5%
AgFeed Industries, Inc. (b)	13,939	208,667
B&G Foods, Inc.	15,047	140,539
Cal-Maine Foods, Inc. (a)	8,978	296,184
Chiquita Brands International, Inc. (a)	28,967	439,429
Darling International, Inc. (b)	52,851	873,099
Diamond Foods, Inc. (a)	11,210	258,278
Flowers Foods, Inc.	52,138	1,477,591
Fresh Del Monte Produce, Inc. (a) (b)	27,618	650,956
Green Mountain Coffee Roasters, Inc. (a) (b)	10,328	388,023
Hain Celestial Group, Inc. (a) (b)	26,710	627,151
Imperial Sugar Co. (a)	6,849	106,365
J&J Snack Foods Corp.	9,782	268,125
Lancaster Colony Corp.	12,997	393,549
Lance, Inc. (a)	19,320	362,636
Omega Protein Corp. (b)	13,193	197,235
Pilgrim’s Pride Corp. (a)	30,208	392,402
Ralcorp Holdings, Inc. (b)	16,853	833,212
Reddy Ice Holdings, Inc. (a)	13,615	186,253
Sanderson Farms, Inc. (a)	13,479	465,295
Seaboard Corp. (a)	219	339,669
Smart Balance, Inc. (b)	42,576	306,973
Synutra International, Inc. (b)	7,279	235,257
Tootsie Roll Industries, Inc. (a)	15,965	401,201
Treehouse Foods, Inc. (b)	18,656	452,595
Zhongpin, Inc. (b)	13,539	169,238

		10,469,922

Gas Utilities—1.1%
Chesapeake Utilities Corp.	4,668	120,061
EnergySouth, Inc. (a)	4,257	208,848
Laclede Group, Inc. (a)	15,452	623,797
New Jersey Resources Corp. (a)	27,032	882,595
Nicor, Inc. (a)	30,469	1,297,675
Northwest Natural Gas Co.	16,676	771,432
Piedmont Natural Gas Co. (a)	50,197	1,313,153
South Jersey Industries, Inc. (a)	18,897	705,992
Southwest Gas Corp.	27,919	830,032
WGL Holdings, Inc. (a)	31,834	1,105,913

		7,859,498

Health Care Equipment & Supplies—3.3%
Abaxis, Inc. (a) (b)	14,594	352,153
ABIOMED, Inc. (a) (b)	19,560	347,190
Accuray, Inc. (a) (b)	25,622	186,784
Align Technology, Inc. (a) (b)	41,474	435,062

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Equipment & Supplies—(Continued)
American Medical Systems Holdings, Inc. (a) (b)	51,561	$770,837
Analogic Corp.	9,258	583,902
Angiodynamics, Inc. (b)	16,977	231,227
ArthroCare Corp. (a) (b)	17,369	708,829
Conceptus, Inc. (a) (b)	18,228	337,036
Conmed Corp. (b)	19,090	506,839
Cyberonics, Inc. (a) (b)	16,539	358,896
Cynosure, Inc. (a) (b)	9,672	191,699
Datascope Corp.	9,172	431,084
DexCom, Inc. (b)	19,841	119,840
ev3, Inc. (a) (b)	47,024	445,787
Exactech, Inc. (b)	5,322	136,829
Greatbatch, Inc. (a) (b)	14,650	253,445
Haemonetics Corp. (b)	17,070	946,702
Hansen Medical, Inc. (b)	12,148	203,115
I Flow Corp. (a) (b)	19,111	193,977
ICU Medical, Inc. (a) (b)	9,981	228,365
Immucor, Inc. (b)	45,187	1,169,440
Insulet Corp. (b)	12,961	203,877
Integra LifeSciences Holdings (a) (b)	11,261	500,889
Invacare Corp. (a)	21,559	440,666
Iris International, Inc.	13,110	205,171
Kensey Nash Corp. (b)	5,237	167,846
Masimo Corp. (a) (b)	30,040	1,031,874
Mentor Corp. (a)	22,570	627,897
Meridian Bioscience, Inc.	26,382	710,203
Merit Medical Systems, Inc. (b)	18,475	271,582
Micrus Endovascular Corp. (a) (b)	9,469	132,755
Natus Medical, Inc. (a) (b)	18,650	390,531
Neogen Corp. (b)	10,072	230,548
NuVasive, Inc. (b)	23,199	1,036,067
OraSure Technologies, Inc. (a) (b)	34,671	129,670
Orthofix International NV (b)	13,621	394,328
Palomar Medical Technologies, Inc. (a) (b)	11,206	111,836
Quidel Corp. (b)	19,051	314,723
RTI Biologics, Inc. (b)	36,658	320,757
Sirona Dental Systems, Inc. (a) (b)	10,033	260,055
Somanetics Corp. (a)	9,278	196,694
SonoSite, Inc. (b)	10,253	287,187
Spectranetics Corp. (a) (b)	19,194	189,253
STERIS Corp.	39,327	1,131,044
SurModics, Inc. (a) (b)	9,719	435,800
Symmetry Medical, Inc. (b)	23,943	388,355
Synovis Life Technologies, Inc. (b)	9,090	171,165
Thoratec Corp. (a) (b)	34,557	600,946
TomoTherapy, Inc. (a) (b)	28,676	256,077
TranS1, Inc. (b)	9,256	139,488
Vital Signs, Inc.	6,688	379,745
Vnus Medical Technologies, Inc. (b)	9,368	187,454
Volcano Corp. (b)	31,778	387,692
West Pharmaceutical Services, Inc. (a)	21,132	914,593
Wright Medical Group, Inc. (b)	26,502	752,922
Zoll Medical Corp. (b)	13,957	469,932

		23,508,660

Security Description	Shares	Value*

Health Care Providers & Services—2.9%
Air Methods Corp. (a) (b)	6,724	$168,100
Alliance Imaging, Inc. (b)	16,629	144,173
Almost Family, Inc. (b)	4,862	129,329
Amedisys, Inc. (b)	17,349	874,737
AMERIGROUP Corp. (b)	35,168	731,494
AMN Healthcare Services, Inc. (b)	21,359	361,394
AmSurg Corp. (b)	20,671	503,339
Apria Healthcare Group, Inc. (b)	29,091	564,074
Assisted Living Concepts, Inc. (a) (b)	51,522	283,371
athenahealth, Inc. (a) (b)	13,877	426,857
BIO-Reference Laboratories, Inc. (a) (b)	6,543	145,974
Capital Senior Living Corp. (a) (b)	17,540	132,252
Centene Corp. (b)	32,111	539,144
Chemed Corp. (a)	15,280	559,401
Chindex International, Inc. (b)	8,098	118,798
Corvel Corp. (b)	5,760	195,091
Cross Country Healthcare, Inc. (b)	22,155	319,254
CryoLife, Inc. (a) (b)	19,595	224,167
Emergency Medical Services Corp. (a) (b)	5,882	133,110
Emeritus Corp. (b)	13,754	201,083
Five Star Quality Care, Inc. (a)	24,290	114,892
Genoptix, Inc. (b)	6,000	189,300
Gentiva Health Services, Inc. (b)	18,854	359,169
Hanger Orthopedic Group, Inc. (b)	16,063	264,879
HealthExtras, Inc. (b)	21,754	655,666
Healthsouth Corp. (a) (b)	51,760	860,769
Healthspring, Inc. (b)	32,796	553,596
Healthways, Inc. (a) (b)	23,126	684,530
HMS Holdings Corp. (b)	16,943	363,766
inVentiv Health, Inc. (b)	21,700	603,043
Kindred Healthcare, Inc. (b)	18,529	532,894
Landauer, Inc. (a)	5,855	329,285
LHC Group, Inc. (b)	8,704	202,368
Magellan Health Services, Inc. (a) (b)	26,411	977,999
MedCath Corp. (b)	11,258	202,419
Molina Healthcare, Inc. (a) (b)	12,343	300,429
MWI Veterinary Supply, Inc. (a) (b)	7,031	232,796
National Healthcare Corp. (a)	5,865	268,793
Nighthawk Radiology Holdings, Inc. (a) (b)	13,278	94,008
Odyssey Healthcare, Inc. (b)	25,972	252,967
Owens & Minor, Inc. (a)	26,719	1,220,791
PharMerica Corp. (b)	20,347	459,639
Providence Service Corp. (a) (b)	9,010	190,201
PSS World Medical, Inc. (b)	42,327	689,930
Psychiatric Solutions, Inc. (a) (b)	37,105	1,404,053
RehabCare Group, Inc. (b)	10,778	172,771
Res-Care, Inc. (b)	16,070	285,725
Skilled Healthcare Group, Inc. (b)	14,177	190,255
Sun Healthcare Group, Inc. (b)	26,563	355,679
Sunrise Senior Living, Inc. (a) (b)	28,803	647,491
Triple-S Management Corp. (a) (b)	10,309	168,552
U.S. Physical Therapy, Inc.	8,827	144,851

		20,728,648

Health Care Technology—0.4%
Allscripts Heathcare Solutions, Inc. (a) (b)	38,021	471,841
Computer Programs & Systems, Inc. (a)	5,856	101,484

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Technology—(Continued)
Eclipsys Corp. (a) (b)	35,787	$657,049
MedAssets, Inc. (b)	10,952	186,732
Omnicell, Inc. (a) (b)	20,699	272,813
Phase Forward, Inc. (b)	28,519	512,486
Trizetto Group (a) (b)	28,410	607,406
Vital Images, Inc. (b) (a) (b)	10,111	125,781

		2,935,592

Hotels, Restaurants & Leisure—2.0%
AFC Enterprises, Inc. (a) (b)	19,632	156,860
Ambassadors Group, Inc. (a)	11,473	171,177
Ameristar Casinos, Inc. (a)	16,928	233,945
Bally Technologies, Inc. (a) (b)	35,375	1,195,675
BJ’s Restaurants, Inc. (a) (b)	10,206	99,304
Bob Evans Farms, Inc. (a)	19,755	564,993
Buffalo Wild Wings, Inc. (a) (b)	14,141	351,121

California Pizza Kitchen, Inc. (a) (b)	16,897	189,077
CBRL Group, Inc. (a)	14,976	367,062
CEC Entertainment, Inc. (b)	14,049	393,512
Churchill Downs, Inc.	5,549	193,494
CKE Restaurants, Inc. (a)	35,991	448,808
Denny’s Corp. (b)	67,630	192,069
DineEquity, Inc. (a)	10,820	404,235
Domino’s Pizza, Inc. (a) (b)	26,291	302,346
Gaylord Entertainment Co. (a) (b)	25,884	620,181
Jack in the Box, Inc. (b)	37,088	831,142
Krispy Kreme Doughnuts, Inc. (a) (b)	38,377	191,501
Landry’s Restaurants, Inc. (a)	8,548	153,608
Life Time Fitness, Inc. (a) (b)	22,744	672,085
Marcus Corp. (a)	18,410	275,229
Morgans Hotel Group Co. (a) (b)	18,708	192,692
O’Charleys, Inc. (a)	16,600	166,996
P.F. Chang’s China Bistro, Inc. (a) (b)	16,111	359,920
Papa John’s International, Inc. (b)	13,676	363,645
Peet’s Coffee & Tea, Inc. (a) (b)	8,820	174,812
Pinnacle Entertainment, Inc. (a) (b)	45,209	474,242
Red Robin Gourmet Burgers, Inc. (a) (b)	13,382	371,217
Ruby Tuesday, Inc. (a)	35,010	189,054
Shuffle Master, Inc. (a) (b)	20,839	102,945
Sonic Corp. (a) (b)	37,820	559,736
Speedway Motorsports, Inc. (a)	8,883	181,036
Texas Roadhouse, Inc. (a) (b)	31,607	283,515
The Cheesecake Factory (b)	43,774	696,444
The Steak N Shake Co. (a) (b)	15,973	101,109
Town Sports International Holdings, Inc. (a) (b)	10,287	96,081
Triarc Cos., Inc. (a)	38,211	241,876
Vail Resorts, Inc. (a) (b)	19,914	852,917
WMS Industries, Inc. (a) (b)	28,541	849,666

		14,265,327

Household Durables—1.0%
American Greetings Corp. (Class A) (a)	30,939	381,787
Avatar Holding, Inc. (a) (b)	3,358	101,714
Beazer Homes USA, Inc. (a)	23,725	132,148
Blyth, Inc.	15,326	184,372

Security Description	Shares	Value*

Household Durables—(Continued)
Cavco Industries Inc. (a)	4,504	$147,416
Champion Enterprises, Inc. (a) (b)	51,174	299,368
CSS Industries, Inc.	4,704	113,931
Ethan Allen Interiors, Inc. (a)	15,394	378,692
Furniture Brands International, Inc. (a)	29,013	387,614
Helen of Troy, Ltd. (b)	18,491	298,075

Hooker Furniture Corp. (a)	7,384	127,891
Hovnanian Enterprises, Inc. (Class A) (a) (b)	31,771	174,105
iRobot Corp. (a) (b)	12,683	174,264
Kimball International, Inc. (Class B) (a)	28,479	235,806
La-Z-Boy, Inc. (a)	32,284	246,973
M/I Schottenstein Homes, Inc. (a)	8,667	136,332
Meritage Homes Corp. (a) (b)	20,380	309,164
National Presto Industries, Inc. (a)	2,609	167,446
Ryland Group, Inc.	27,611	602,196
Sealy Corp. (a)	27,397	157,259
Standard-Pacific Corp. (a)	39,264	132,712
Tempur-Pedic International, Inc. (a)	47,078	367,679
Tupperware Brands Corp.	40,052	1,370,579
Universal Electronics, Inc. (a) (b)	9,803	204,883

		6,832,406

Household Products—0.1%
Central Garden & Pet Co. (a) (b)	43,733	179,306
WD-40 Co.	10,145	296,741

		476,047

Independent Power Producers & Energy Traders—0.1%
Ormat Technologies, Inc. (a)	11,722	576,488
Synthesis Energy Systems, Inc. (b)	13,098	117,882

		694,370

Industrial Conglomerates—0.1%
Raven Industries, Inc. (a)	9,918	325,112
Standex International Corp.	11,526	239,049
Tredegar Industries, Inc.	22,277	327,472

		891,633

Insurance—3.5%
AMBAC Financial Group, Inc. (b)	193,136	258,802
American Equity Investment Life Holding Co. (a)	36,575	298,086
American Physicians Capital, Inc.	6,414	310,694
Amerisafe, Inc. (b)	11,822	188,443
Amtrust Financial Services, Inc. (a)	15,935	200,781
Argo Group International Holdings, Ltd.	20,137	675,798
Aspen Insurance Holdings, Ltd.	57,655	1,364,694
Assured Guaranty, Ltd. (a)	36,518	656,959
Baldwin & Lyons, Inc. (Class B)	6,414	112,117
Castlepoint Holdings, Ltd.	23,312	211,906
Citizens, Inc. (a) (b)	22,172	135,914
CNA Surety Corp. (a) (b)	9,923	125,427
Crawford & Co. (Class B) (a)	17,980	143,660
Darwin Professional Underwriters, Inc. (b)	5,561	171,279

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Insurance—(Continued)
Delphi Financial Group, Inc.	25,658	$593,726
Donega Group, Inc.	8,649	137,260
eHealth, Inc. (a) (b)	16,863	297,801
Employers Holdings, Inc.	33,650	696,555
Enstar Group, Ltd. (a) (b)	4,274	373,975
FBL Financial Group, Inc.	8,813	175,202
First Mercury Financial Corp. (b)	10,341	182,415
Flagstone Reinsurance Holdings, Ltd.	20,769	244,866
FPIC Insurance Group, Inc. (b)	5,920	268,294
Greenlight Capital Re, Ltd. (b)	19,232	439,644
Harleysville Group, Inc. (a)	9,700	328,151
Hilb, Rogal & Hamilton Co.	23,677	1,029,002
Horace Mann Educators Corp.	26,595	372,862
Infinity Property & Casualty Corp.	13,290	551,801
IPC Holdings, Ltd.	38,356	1,018,352
Kansas City Life Insurance Co.	3,354	140,029
Landamerica Financial Group, Inc. (a)	11,411	253,210
Maiden Holdings, Ltd.	34,068	218,035
Max Capital Group, Ltd.	36,394	776,284
Meadowbrook Insurance Group, Inc. (b)	22,622	119,897
Montpelier Re Holdings, Ltd. (a)	67,329	993,103
National Financial Partners Corp. (a)	26,174	518,769
National Western Life Insurance Co.	1,512	330,372
Odyssey Re Holdings Corp. (a)	17,162	609,251
Phoenix Cos., Inc. (a)	81,652	621,372
Platinum Underwriters Holdings, Ltd.	31,804	1,037,128
PMA Capital Corp. (b)	28,283	260,486
Presidential Life Corp.	15,310	236,080
ProAssurance Corp. (b)	20,858	1,003,478
Procentury Corp.	9,765	154,678
Quanta Capital Holdings, Ltd. (b)	52,027	137,351
RLI Corp. (a)	12,921	639,202
Safety Insurance Group, Inc.	10,092	359,780
SCPIE Holdings, Inc. (a)	6,186	173,146
SeaBright Insurance Holdings, Inc. (b)	12,481	180,725
Selective Insurance Group, Inc.	35,452	665,080
State Auto Financial Corp.	9,434	225,756
Stewart Information Services Corp.	11,597	224,286
The Navigators Group, Inc. (b)	8,311	449,210
Tower Group, Inc.	12,792	271,062
United America Indemity, Ltd. (b)	15,178	202,930
United Fire & Casualty Co.	14,209	382,648
Universal American Financial Corp. (b)	28,541	291,689
Validus Holdings, Ltd. (a) (b)	42,096	894,540
Zenith National Insurance Corp.	23,688	832,870

		24,766,913

Internet & Catalog Retail—0.4%
1-800-FLOWERS.COM, Inc. (a)	19,091	123,137
Blue Nile, Inc. (a) (b)	10,191	433,321
FTD Group, Inc.	11,480	153,029
Gaiam, Inc. (a) (b)	17,131	231,440
GSI Commerce, Inc. (b)	16,053	218,802
Netflix, Inc. (a) (b)	25,485	664,394
Nutri/System, Inc. (a) (b)	20,512	290,040
Orbitz Worldwide, Inc. (a) (b)	20,423	102,319

Security Description	Shares	Value*

Internet & Catalog Retail—(Continued)
Overstock.com, Inc. (a) (b)	10,438	$270,866
PetMed Express, Inc. (a) (b)	16,381	200,667
Shutterfly, Inc. (a) (b)	13,808	168,596
Stamps.com, Inc. (a) (b)	10,227	127,633
Systemax, Inc. (a)	7,935	140,053

		3,124,297

Internet Software & Services—2.2%
Ariba, Inc. (b)	55,317	813,713
Art Technology Group, Inc. (b)	76,761	245,635
Asiainfo Holdings, Inc. (b)	20,202	238,788
Bankrate, Inc. (a) (b)	7,602	297,010
Cass Information Systems, Inc. (a)	4,912	157,331
CMGI, Inc. (b)	29,234	309,880
CNET Networks, Inc. (a) (b)	92,673	1,064,813
comScore, Inc. (b)	11,964	261,055
Constant Contact, Inc. (b)	13,574	255,870
DealerTrack Holdings, Inc. (a) (b)	27,908	393,782
Digital River, Inc. (a) (b)	25,347	977,887
DivX, Inc. (b)	14,635	107,421
EarthLink, Inc. (a) (b)	69,074	597,490
Entrust, Inc. (a) (b)	42,744	125,667
Greenfield Online, Inc. (b)	17,906	267,158
InfoSpace, Inc. (b)	30,704	255,764
Internap Network Services Corp. (a) (b)	30,035	140,564
Internet Capital Group, Inc. (a) (b)	29,139	225,245
Interwoven, Inc. (b)	29,924	359,387
j2 Global Communications, Inc. (b)	29,625	681,375
Keynote Systems, Inc. (a) (b)	10,145	130,668
Liquidity Services, Inc. (b)	10,729	123,705
LoopNet, Inc. (a) (b)	25,998	293,777
Marchex, Inc. (a)	16,789	206,841
Mercadolibre, Inc. (a) (b)	16,558	571,085
NIC, Inc. (b)	24,542	167,622
Omniture, Inc. (a) (b)	40,376	749,782
Online Resources Corp. (a) (b)	20,541	171,517
Perficient, Inc. (a) (b)	28,133	271,765
RealNetworks, Inc. (a) (b)	66,317	437,692
S1 Corp. (b)	34,158	258,576
SAVVIS, Inc. (a) (b)	24,770	319,781
SonicWall, Inc. (b)	40,485	261,128
Switch & Data Facilities Co., Inc. (b)	13,728	233,239
Terremark Worldwide, Inc. (a) (b)	29,552	161,354
The Knot, Inc. (a) (b)	17,057	166,818
United Online, Inc.	45,477	456,134
ValueClick, Inc. (b)	62,129	941,254
Vignette Corp. (b)	18,591	223,092
VistaPrint, Ltd. (a) (b)	28,833	771,571
Vocus, Inc. (b)	10,601	341,034
Websense, Inc. (b)	32,413	545,835
Website Pros, Inc. (b)	19,051	158,695

		15,738,800

IT Services—1.8%
Acxiom Corp.	39,865	458,049
BearingPoint, Inc. (a) (b)	121,992	98,813

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

IT Services—(Continued)
CACI International, Inc. (Class A) (b)	18,545	$848,805
Ciber, Inc. (b)	32,578	202,309
CSG Systems International, Inc. (b)	25,464	280,613
Cybersource Corp. (b)	45,111	754,707
Euronet Worldwide, Inc. (a) (b)	31,152	526,469
ExlService Holdings, Inc. (a) (b)	14,049	197,107
Forrester Research, Inc. (b)	12,247	378,187
Gartner, Inc. (Class A) (a) (b)	41,669	863,382
Global Cash Access, Inc. (a) (b)	27,053	185,584
Heartland Payment Systems, Inc. (a)	16,385	386,686
iGate Corp. (b)	15,358	124,860
infoGROUP, Inc.	24,161	106,067
Integral Systems, Inc. (a)	6,666	257,974
Mantech International Corp. (b)	13,332	641,536
MAXIMUS, Inc.	11,910	414,706
MPS Group, Inc. (b)	67,017	712,391
Ness Technologies, Inc. (b)	26,083	263,960
Perot Systems Corp. (Class A) (b)	59,321	890,408
RightNow Technologies, Inc. (a) (b)	18,528	253,278
Safeguard Scientifics, Inc. (a) (b)	66,647	82,642
Sapient Corp. (b)	57,748	370,742
SI International, Inc. (a) (b)	9,254	193,779
SRA International, Inc. (b)	30,008	673,980
Sykes Enterprises, Inc. (b)	20,294	382,745
Syntel, Inc. (a)	7,885	265,882
TeleTech Holdings, Inc. (a) (b)	25,316	505,307
The Hackett Group, Inc. (b)	28,213	161,943
TNS, Inc. (b)	16,455	394,262
VeriFone Holdings, Inc. (a) (b)	44,469	531,405
Wright Express Corp. (b)	24,854	616,379

		13,024,957

Leisure Equipment & Products—0.5%
Brunswick Corp.	56,263	596,388
Callaway Golf Co.	41,730	493,666
JAKKS Pacific, Inc. (a) (b)	16,889	369,025
LeapFrog Enterprises, Inc. (b)	28,909	240,523
Polaris Industries, Inc. (a)	21,479	867,322
Pool Corp.	31,377	557,255
RC2 Corp. (b)	10,877	201,877
Smith & Wesson Holding Corp. (a) (b)	27,194	141,681
Steinway Musical Instruments, Inc. (a) (b)	4,118	108,715

		3,576,452

Life Sciences Tools & Services—1.2%
Affymetrix, Inc. (a) (b)	42,415	436,450
Albany Molecular Research, Inc. (b)	13,735	182,263
AMAG Pharmaceuticals, Inc. (a) (b)	11,452	390,513
Bio-Rad Laboratories, Inc. (b)	12,352	999,153
Bruker Biosciences Corp. (b)	40,189	516,429
Cambrex Corp.	14,910	87,522
Dionex Corp. (b)	12,610	836,926
Enzo Biochem, Inc. (a) (b)	22,322	250,453
eResearch Technology, Inc. (b)	26,533	462,736
Exelixis, Inc. (a) (b)	80,737	403,685
Kendle International, Inc. (b)	8,850	321,520

Security Description	Shares	Value*

Life Sciences Tools & Services—(Continued)
Life Sciences Research, Inc. (b)	6,299	$177,884
Luminex Corp. (a) (b)	24,546	504,420
Medivation, Inc. (a)	17,968	212,561
Nektar Therapeutics (a) (b)	54,733	183,356
Parexel International Corp. (b)	39,231	1,032,168
PharmaNet Development Group, Inc. (b)	11,199	176,608
Sequenom, Inc. (b)	30,339	484,210
Varian, Inc. (b)	19,748	1,008,333

		8,667,190

Machinery—3.4%
3D Systems Corp. (a) (b)	11,338	107,711
Accuride Corp. (a) (b)	24,474	104,015
Actuant Corp.	37,824	1,185,782
Albany International Corp. (Class A) (a)	19,528	566,312
Altra Holdings, Inc. (b)	17,632	296,394
American Railcar Industries, Inc. (a)	5,293	88,817
AMPCO Pittsburgh Corp.	5,636	250,689
Astec Industries, Inc. (a) (b)	11,497	369,514
Badger Meter, Inc. (a)	9,649	487,564
Barnes Group, Inc. (a)	31,270	722,024
Blount International, Inc. (a) (b)	25,432	295,266
Briggs & Stratton Corp. (a)	36,590	463,961
Cascade Corp. (a)	8,261	349,606
Chart Industries, Inc. (b)	18,382	894,100
Circor International, Inc.	11,100	543,789
CLARCOR, Inc.	32,739	1,149,139
Colfax Corp. (b)	14,330	359,540
Columbus McKinnon Corp. (a) (b)	11,301	272,128
Commercial Vehicle Group, Inc. (b)	11,473	107,273
Dynamic Materials Corp. (a)	10,450	344,327
Enpro Industries, Inc. (a) (b)	14,882	555,694
ESCO Technologies, Inc. (a) (b)	16,183	759,306
Federal Signal Corp. (a)	31,621	379,452
Flow International Corp. (a) (b)	23,138	180,476
Force Protection, Inc. (a) (b)	41,101	136,044
FreightCar America, Inc. (a)	7,047	250,169
Gorman-Rupp Co. (a)	9,576	381,508
Graham Corp.	3,367	249,528
Hurco Cos., Inc. (a)	3,576	110,463
K-Tron International, Inc. (b)	1,654	214,358
Kadant, Inc. (b)	8,363	189,004
Kaydon Corp. (a)	17,350	891,963
Key Technology, Inc. (b)	3,978	126,540
LB Foster Co. (b)	9,117	302,684
Lindsay Manufacturing Co. (a)	7,760	659,367
Lydall, Inc. (b)	11,962	150,123
Met-Pro Corp.	10,588	141,350
Mueller Industries, Inc.	25,810	831,082
Mueller Water Products, Inc. (a)	75,557	609,745
NACCO Industries, Inc.	3,492	259,630
Nordson Corp.	21,698	1,581,567
Peerless Manufacturing Co. (b)	4,451	208,618
RBC Bearings, Inc. (b)	14,425	480,641
Robbins & Myers, Inc.	18,236	909,429
Sun Hydraulics Corp. (a)	7,039	227,149

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—(Continued)
Tecumseh Products Co. (Class A) (a)	10,819	$354,647
Tennant Co. (a)	10,316	310,202
The Greenbrier Cos., Inc. (a)	9,593	194,738
The Middleby Corp. (a)	11,127	488,587
Thermadyne Holdings Corp. (b)	9,451	139,780
Titan International, Inc. (a)	17,771	633,003
Titan Machinery, Inc. (b)	5,112	160,108
Twin Disc, Inc. (a)	5,762	120,599
Wabash National Corp. (a)	17,632	133,298
Wabtec Corp.	32,243	1,567,655
Watts Industries, Inc. (a)	19,051	474,370

		24,320,828

Marine—0.4%
American Commercial Lines, Inc. (a) (b)	31,509	344,393
Eagle Bulk Shipping, Inc. (a)	30,187	892,630
Genco Shipping & Trading, Ltd. (a)	14,338	934,838
Horizon Lines, Inc. (a)	20,292	201,905
TBS International, Ltd. (b)	6,937	277,133
Ultrapetrol Bahamas, Ltd. (a) (b)	20,270	255,605

		2,906,504

Media—1.5%
Arbitron, Inc. (a)	18,068	858,230
Belo Corp. (Class A)	59,052	431,670
Charter Communications, Inc. (a) (b)	245,494	257,769
Cinemark Holdings, Inc. (a)	25,409	331,842
Citadel Broadcasting Corp. (a)	117,847	143,773
CKX, Inc. (a) (b)	35,334	309,172
Courier Corp. (a)	10,526	211,362
Cox Radio, Inc. (Class A) (a) (b)	21,485	253,523
DG FastChannel, Inc. (a) (b)	14,043	242,242
Dolan Media Co. (b)	14,833	269,961
Entercom Communications Corp. (a)	18,287	128,375
Entravision Communications Corp. (Class A) (b)	38,327	154,075
Fisher Communications, Inc. (a) (b)	3,926	135,211
Global Sources, Ltd. (a) (b)	10,946	166,160
Harte-Hanks, Inc.	24,803	283,994
Idearc, Inc. (b)	99,802	234,535
Interactive Data Corp.	23,903	600,682
Journal Communications, Inc.	28,263	136,228
Knology, Inc. (a) (b)	24,666	271,079
Lee Enterprises, Inc. (a)	28,447	113,503
LIN TV Corp. (a) (b)	16,477	98,203
Live Nation, Inc. (a) (b)	49,895	527,889
Martha Stewart Living Omnimedia, Inc. (a) (b)	17,104	126,570
Marvel Entertainment, Inc. (a) (b)	31,713	1,019,256
McClatchy Co.	38,522	261,179
Media General, Inc. (a)	20,575	245,871
Mediacom Communications Corp. (a) (b)	34,201	182,633
National CineMedia, Inc. (a)	33,680	359,029
R. H. Donnelley Corp. (b)	48,679	146,037
RCN Corp. (a) (b)	24,738	266,676
Scholastic Corp. (a) (b)	15,917	456,181
Sinclair Broadcast Group, Inc. (a)	35,527	270,005

Security Description	Shares	Value*

Media—(Continued)
TiVo, Inc. (a) (b)	77,313	$477,021
Valassis Communications, Inc. (a) (b)	35,953	450,132
World Wrestling Entertainment, Inc. (a)	13,534	209,371

		10,629,439

Metals & Mining—1.4%
A.M. Castle & Co.	11,149	318,973
Allied Nevada Gold Corp. (b)	31,716	186,807
AMCOL International Corp. (a)	15,760	448,530
Apex Silver Mines, Ltd. (a) (b)	35,539	174,496
Brush Engineered Material, Inc. (b)	12,873	314,359
Coeur D’Alene Mines Corp. (a)	357,943	1,038,035
Compass Minerals International, Inc.	21,163	1,704,891
Esmark, Inc. (a) (b)	10,934	209,058
General Moly, Inc. (a) (b)	42,169	331,870
Haynes International, Inc. (a) (b)	8,860	509,893
Hecla Mining Co. (a) (b)	83,568	773,840
Horsehead Holding Corp. (b)	23,752	288,824
Kaiser Aluminum Corp. (a)	10,376	555,427
NN, Inc.	11,421	159,209
Olympic Steel, Inc. (a)	6,018	456,887
Royal Gold, Inc. (a)	19,290	604,934
RTI International Metals, Inc. (a) (b)	14,086	501,743
Stillwater Mining Co. (a) (b)	29,045	343,602
Universal Stainless & Alloy Products, Inc. (b)	4,250	157,420
Worthington Industries, Inc. (a)	43,979	901,570

		9,980,368

Multi-Utilities—0.6%
Aquila, Inc. (b)	242,344	913,637
Avista Corp. (a)	34,276	735,563
Black Hills Corp. (a)	24,778	794,383
CH Energy Group, Inc. (a)	9,850	350,364
NorthWestern Corp.	25,215	640,965
PNM Resources, Inc. (a)	50,750	606,970

		4,041,882

Multiline Retail—0.1%
99 Cents Only Stores (a) (b)	27,759	183,209
Dillard’s, Inc.	37,757	436,849
Fred’s, Inc. (a)	31,780	357,207

		977,265

Oil, Gas & Consumable Fuels—6.0%
Abraxas Petroleum Corp. (b)	29,862	161,553
Approach Resources, Inc. (b)	6,391	171,215
Arena Resources, Inc. (b)	22,738	1,201,021
Arlington Tankers, Ltd. (a)	8,166	189,615
Atlas America, Inc.	22,370	1,007,768
ATP Oil & Gas Corp. (b)	18,136	715,828
Berry Petroleum Co.	27,524	1,620,613
Bill Barrett Corp. (a) (b)	23,658	1,405,522
BMB Munai, Inc. (b)	26,473	157,250
Bois d’Arc Energy, Inc. (a) (b)	15,239	370,460
BPZ Resources, Inc. (a) (b)	37,736	1,109,438
Brigham Exploration Co. (a) (b)	34,342	543,634

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Callon Petroleum Co. (a) (b)	13,967	$382,137
Cano Petroleum, Inc. (b)	26,547	210,783
Carrizo Oil & Gas, Inc. (b)	17,679	1,203,763
Cheniere Energy, Inc. (a)	34,100	149,017
Clean Energy Fuels Corp. (b)	15,315	175,969
Comstock Resources, Inc. (b)	29,295	2,473,377
Concho Resources, Inc. (b)	32,210	1,201,433
Contango Oil & Gas Co. (a) (b)	8,216	763,431
Crosstex Energy, Inc. (a)	26,126	905,527
CVR Energy, Inc. (b)	18,366	353,545
Delta Petroleum Corp. (a) (b)	39,961	1,019,805
Double Hull Tankers, Inc. (a)	25,976	260,539
Endeavour International Corp. (a)	79,544	172,610
Energy Partners, Ltd. (b)	21,596	322,212
Energy XXI Bermuda, Ltd. (b)	46,922	324,700
EXCO Resources, Inc. (a) (b)	48,001	1,771,717
FX Energy, Inc. (a) (b)	23,556	124,140
Gasco Energy, Inc. (a)	63,858	265,011
General Maritime Corp. (a)	17,335	450,363
GMX Resources, Inc. (b)	9,351	692,909
Golar LNG, Ltd. (a)	21,224	328,760
Goodrich Petroleum Corp. (a) (b)	12,568	1,042,139
Gran Tierra Energy, Inc. (b)	63,124	503,098
Gulfport Energy Corp. (a) (b)	17,744	292,244
Harvest Natural Resources, Inc. (a) (b)	22,532	249,204
International Coal Group, Inc. (a) (b)	80,605	1,051,895
James River Coal Co. (a)	16,458	965,920
Knightbridge Tankers, Ltd.	10,435	336,111
McMoran Exploration Co. (a) (b)	32,788	902,326
Meridian Resource Corp. (a) (b)	42,979	126,788
National Coal Corp. (b)	17,947	159,190
Nordic American Tanker Shipping, Ltd. (a)	22,208	862,115
Northern Oil & Gas, Inc. (b)	13,061	173,450
Oilsands Quest, Inc. (a) (b)	107,860	701,090
Panhandle Oil & Gas, Inc.	5,102	172,754
Parallel Petroleum Corp. (a) (b)	26,091	525,212
Penn Virginia Corp.	26,792	2,020,653
Petroleum Development Corp. (b)	9,706	645,352
Petroquest Energy, Inc. (a) (b)	28,823	775,339
Quest Resource Corp. (b)	14,201	162,033
RAM Energy Resources, Inc. (b)	23,023	145,045
Rentech, Inc. (a) (b)	133,219	253,116
Rex Energy Corp. (b)	11,304	298,426
Rosetta Resources, Inc. (b)	32,454	924,939
Ship Finance International, Ltd. (a)	27,269	805,254
Stone Energy Corp. (b)	18,416	1,213,799
Swift Energy Co. (a) (b)	19,755	1,305,015
Teekay Tankers, Ltd.	9,320	216,317
Tri-Valley Corp. (a) (b)	16,329	121,324
TXCO Resources, Inc. (a) (b)	20,226	237,858
Uranium Resources, Inc. (a) (b)	32,142	118,604
USEC, Inc. (a) (b)	82,809	503,479
Vaalco Energy, Inc. (a) (b)	34,324	290,724
Venoco, Inc. (a) (b)	13,621	316,143
VeraSun Energy Corp. (a) (b)	69,207	285,825
Warren Resources, Inc. (b)	35,495	521,067
Western Refining, Inc.	20,283	240,151
Westmoreland Coal Co. (b)	6,870	145,026

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Williams Clayton Energy, Inc.	3,590	$394,720
World Fuel Services Corp.	22,046	483,689

		42,693,099

Paper & Forest Products—0.4%
AbitibiBowater, Inc. (a)	32,994	307,834
Buckeye Technologies, Inc. (b)	26,263	222,185
Deltic Timber Corp. (a)	8,066	431,612
Glatfelter	34,445	465,352
Louisiana-Pacific Corp.	67,795	575,579
Mercer International, Inc. (a) (b)	19,123	143,040
Neenah Paper, Inc. (a)	10,748	179,599
Schweitzer-Mauduit International, Inc.	12,493	210,507
Wausau-Mosinee Paper Corp. (a)	26,829	206,852

		2,742,560

Personal Products—0.3%
American Oriental Bioengineering, Inc. (b)	41,566	410,256
Chattem, Inc. (a) (b)	11,061	719,518
Elizabeth Arden, Inc. (b)	14,516	220,353
Inter Parfums, Inc.	10,037	150,555
NU Skin Enterprises, Inc.	31,956	476,784
Prestige Brands Holdings, Inc. (a) (b)	23,318	248,570
USANA Health Sciences, Inc. (a) (b)	5,737	154,153

		2,380,189

Pharmaceuticals—1.3%
Adolor Corp. (a) (b)	33,331	182,654
Akorn, Inc. (a) (b)	33,037	109,352
Alpharma, Inc. (a) (b)	31,699	714,179
Auxilium Pharmaceuticals, Inc. (a) (b)	26,908	904,647
Bentley Pharmaceuticals, Inc. (a) (b)	12,414	200,486
Cypress Biosciences, Inc. (a) (b)	22,201	159,625
Discovery Laboratories, Inc. (a) (b)	54,214	89,453
Durect Corp., Inc. (a) (b)	67,942	249,347
Inspire Pharmaceutical, Inc. (a)	31,626	135,359
KV Pharmaceutical Co. (a) (b)	25,617	495,177
Medicis Pharmaceutical Corp. (a) (b)	37,076	770,439
Noven Pharmaceuticals, Inc. (a) (b)	17,432	186,348
NPS Pharmaceuticals, Inc.	35,144	156,391
Obagi Medical Products, Inc. (b)	13,504	115,459
Optimer Pharmaceuticals, Inc. (b)	18,035	146,264
Pain Therapeutics, Inc. (a) (b)	19,603	154,864
Par Pharmaceutical Companies, Inc. (a) (b)	23,316	378,419
Pozen, Inc. (a) (b)	15,141	164,734
Questcor Pharmaceuticals, Inc. (b)	39,235	182,050
Salix Pharmaceuticals, Ltd. (a) (b)	41,092	288,877
Sciele Pharma, Inc. (a) (b)	21,586	417,689
The Medicines Co. (a) (b)	34,310	680,024
Valeant Pharmaceuticals International, Inc. (a)	45,790	783,467
ViroPharma, Inc. (a) (b)	44,265	489,571
Vivus, Inc. (b)	37,397	249,812
Xenoport, Inc. (b)	16,569	646,688

		9,051,375

*See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Real Estate Investment Trusts—5.5%
Acadia Realty Trust (a)	21,412	$495,688
Agree Realty Corp. (a)	4,326	95,388
Alexander’s, Inc. (a) (b)	1,300	403,780
American Campus Communities, Inc.	26,139	727,710
American Capital Agency Corp.	7,451	123,985
Anthracite Capital, Inc. (a)	39,169	275,750
Anworth Mortgage Asset Corp.	49,700	323,547
Ashford Hospitality Trust, Inc.	80,110	370,108
Associated Estates Realty Corp. (a)	10,121	108,396
BioMed Realty Trust, Inc.	46,570	1,142,362
Capital Lease Funding, Inc. (a)	26,965	201,968
Capital Trust, Inc. (a)	11,558	222,029
Capstead Mortgage Corp.	35,788	388,300
Cedar Shopping Centers, Inc.	28,436	333,270
Chimera Investment Corp. (a)	21,799	196,409
Cogdell Spencer, Inc.	7,749	125,921
Colonial Properties Trust	31,156	623,743
Corporate Office Properties Trust	25,368	870,883
Cousins Properties, Inc. (a)	30,499	704,527
DCT Industrial Realty Trust, Inc.	111,847	926,093
Diamondrock Hospitality Co.	62,158	676,901
DuPont Fabros Technology, Inc.	8,565	159,652
EastGroup Properties, Inc. (a)	16,332	700,643
Education Realty Trust, Inc.	19,777	230,402
Entertainment Properties Trust (a)	19,926	985,141
Equity Lifestyle Properties, Inc.	12,948	569,712
Equity One, Inc. (a)	24,905	511,798
Extra Space Storage, Inc. (a)	51,956	798,044
FelCor Lodging Trust, Inc.	41,820	439,110
First Industrial Realty Trust, Inc. (a)	30,864	847,834
First Potomac Realty Trust (a)	16,284	248,168
Franklin Street Properties Corp. (a)	36,824	465,455
Friedman Billings Ramsey Group, Inc. (a)	98,047	147,071
Getty Realty Corp. (a)	9,654	139,114
Glimcher Realty Trust (a)	22,979	256,905
Gramercy Capital Corp. (a)	25,249	292,636
Hatteras Financial Corp.	8,102	186,265
Healthcare Realty Trust, Inc.	33,177	788,617
Hersha Hospitality Trust	25,342	191,332
Highwoods Properties, Inc.	37,187	1,168,416
Home Properties of New York, Inc.	20,060	964,084
Inland Real Estate Corp. (a)	36,358	524,282
Investors Real Estate Trust	38,560	367,862
JER Investors Trust, Inc. (a)	13,786	86,852
Kite Realty Group Trust	14,565	182,063
LaSalle Hotel Properties	24,950	626,993
Lexington Corporate Properties Trust	32,223	439,199
LTC Properties, Inc.	15,049	384,652
Maguire Properties, Inc. (a)	22,799	277,464
Medical Properties Trust, Inc. (a)	44,184	447,142
MFA Mortgage Investments, Inc.	100,097	652,632
Mid-America Apartment Communities, Inc.	17,129	874,264
Mission West Properties (a)	12,528	137,307
National Health Investors, Inc.	16,919	482,361
National Retail Properties, Inc.	47,802	999,062
Newcastle Investment Corp. (a)	36,275	254,288
NorthStar Realty Finance Corp. (a)	35,021	291,375

Security Description	Shares	Value*

Real Estate Investment Trusts—(Continued)
Omega Healthcare Investors, Inc.	45,280	$753,912
Parkway Properties, Inc.	9,472	319,491
Pennsylvania Real Estate Investment Trust (a)	23,259	538,213
Post Properties, Inc. (a)	28,757	855,521
Potlatch Corp.	25,562	1,153,357
PS Business Parks, Inc.	9,502	490,303
RAIT Investment Trust (a)	39,676	294,396
Ramco-Gershenson Property Trust	11,167	229,370
Realty Income Corp. (a)	65,128	1,482,313
Redwood Trust, Inc. (a)	21,610	492,492
Resource Capital Corp. (a)	13,847	99,837
Saul Centers, Inc.	7,327	344,296
Senior Housing Properties Trust	60,216	1,176,018
Sovran Self Storage, Inc.	14,398	598,381
Strategic Hotel Capital, Inc. (a)	54,702	512,558
Sun Communities, Inc. (a)	12,799	233,326
Sunstone Hotel Investors, Inc. (a)	37,671	625,339
Tanger Factory Outlet Centers, Inc. (a)	20,670	742,673
U-Store-It Trust	31,251	373,449
Universal Health Realty Income Trust, Inc. (a)	8,355	250,650
Urstadt Biddle Properties, Inc.	12,686	185,977
Washington Real Estate Investment Trust (a)	32,173	966,799
Winthrop Realty Trust	31,903	114,851

		39,288,477

Real Estate Management & Development—0.2%
Consolidated Tomoka Land Co. (a)	3,138	131,984
Forestar Real Estate Group, Inc. (b)	23,546	448,551
Hilltop Holdings, Inc. (a) (b)	28,463	293,454
Move, Inc. (a) (b)	109,762	255,745
Tejon Ranch Co. (a) (b)	7,567	272,866
Thomas Properties Group, Inc.	14,851	146,134

		1,548,734

Road & Rail—0.7%
Amerco, Inc. (a) (b)	6,294	300,098
Arkansas Best Corp. (a)	15,099	553,227
Celadon Group, Inc. (a) (b)	13,384	133,706
Dollar Thrifty Automotive Group, Inc. (a) (b)	15,896	150,217
Genesee & Wyoming, Inc. (b)	19,641	668,187
Heartland Express, Inc. (a)	37,668	561,630
Knight Transportation, Inc. (a)	34,955	639,677
Marten Transport, Ltd. (a) (b)	14,050	224,379
Old Dominion Freight Line, Inc. (a) (b)	19,138	574,523
Werner Enterprises, Inc. (a)	29,304	544,468
YRC Worldwide, Inc. (b)	37,074	551,290

		4,901,402

Semiconductors & Semiconductor Equipment—3.4%
Actel Corp. (b)	16,772	282,608
Advanced Analogic Technologies, Inc. (b)	24,209	99,983
Advanced Energy Industries, Inc. (b)	23,757	325,471
Amkor Technology, Inc. (a) (b)	70,619	735,144
Anadigics, Inc. (a) (b)	46,358	456,626
Applied Micro Circuits Corp. (a) (b)	42,638	364,981

*See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
Asyst Technologies, Inc. (b)	26,557	$94,809
Atheros Communications, Inc. (a) (b)	38,259	1,147,770
ATMI, Inc. (b)	22,055	615,776
AuthenTec, Inc. (b)	17,001	177,150
Axcelis Technologies, Inc. (b)	68,113	332,391
Brooks Automation, Inc. (b)	47,372	391,766
Cabot Microelectronics Corp. (a) (b)	14,624	484,786
Cavium Networks, Inc. (b)	19,819	416,199
Ceva, Inc. (b)	14,170	112,935
Cirrus Logic, Inc. (a) (b)	52,948	294,391
Cohu, Inc. (a)	16,023	235,218
Cymer, Inc. (a) (b)	19,276	518,139
Diodes, Inc. (a) (b)	20,159	557,195
DSP Group, Inc. (b)	17,234	120,638
Emcore Corp.	48,624	304,386
Entegris, Inc. (a) (b)	80,270	525,769
Exar Corp. (a) (b)	26,962	203,293
FEI Co. (a) (b)	23,419	533,485
Formfactor, Inc. (a) (b)	32,888	606,126
Hittite Microwave Corp. (b)	12,770	454,867
IXYS Corp. (a) (b)	21,409	255,623
Kopin Corp. (a)	47,669	136,810
Kulicke & Soffa Industries, Inc. (a) (b)	32,332	235,700
Lattice Semiconductor Corp. (b)	63,675	199,303
Mattson Technology, Inc. (b)	29,202	139,002
Micrel, Inc. (a)	32,874	300,797
Microsemi Corp. (a) (b)	50,643	1,275,191
Microtune, Inc. (a) (b)	32,159	111,270
MIPS Technologies, Inc. (b)	33,240	124,650
MKS Instruments, Inc. (b)	33,962	743,768
Monolithic Power Systems (b)	17,526	378,912
NetLogic Microsystems, Inc. (a) (b)	12,862	427,018
OmniVision Technologies, Inc. (a) (b)	33,553	405,656
Pericom Semiconductor Corp. (b)	16,354	242,693
Photronics, Inc. (b)	26,378	185,701
PLX Technology, Inc. (a) (b)	14,095	107,545
PMC-Sierra, Inc. (a) (b)	140,987	1,078,551
Power Integrations, Inc. (a) (b)	19,758	624,550
RF Micro Devices, Inc. (a) (b)	162,114	470,131
Rubicon Technology, Inc. (b)	8,946	181,783
Rudolph Technologies, Inc. (a) (b)	18,029	138,823
Semitool, Inc. (a)	16,078	120,746
Semtech Corp. (b)	42,758	601,605
Sigma Designs, Inc. (a) (b)	18,438	256,104
Silicon Image, Inc. (a) (b)	51,588	374,013
Silicon Storage Technology, Inc. (a) (b)	66,738	184,864
SiRF Technology Holdings, Inc. (a) (b)	38,469	166,186
Skyworks Solutions, Inc. (a) (b)	105,246	1,038,778
Spansion, Inc. (Class A) (a) (b)	85,755	192,949
Standard Microsystems Corp. (a) (b)	14,611	396,689
Supertex, Inc. (a) (b)	6,854	159,972
Techwell, Inc. (b)	10,649	131,196
Tessera Technologies, Inc. (b)	34,908	571,444
Transmeta Corp. (b)	8,545	118,006
Trident Microsystems, Inc. (b)	33,467	122,155
TriQuint Semiconductor, Inc. (b)	86,708	525,450
Ultra Clean Holdings (b)	12,131	96,563

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
Ultratech Stepper, Inc. (b)	15,771	$244,766
Veeco Instruments, Inc. (a) (b)	24,505	394,040
Volterra Semiconductor Corp. (b)	16,829	290,469
Zoran Corp. (b)	33,953	397,250

		24,538,624

Software—3.8%
ACI Worldwide, Inc. (a) (b)	22,537	396,426
Actuate Corp. (b)	36,338	142,082
Advent Software, Inc. (a) (b)	12,161	438,769
Ansoft Corp. (b)	12,283	447,101
Blackbaud, Inc.	27,827	595,498
Blackboard, Inc. (b)	20,046	766,359
Bottomline Technologies, Inc. (b)	12,369	120,350
Commvault Systems, Inc. (b)	27,932	464,788
Concur Technologies, Inc. (a) (b)	27,844	925,256
DemandTec, Inc. (b)	13,832	103,878
Digimarc Corp. (b)	13,747	194,658
Double-Take Software, Inc. (b)	11,826	162,489
Ebix, Inc. (b)	1,422	110,518
Epicor Software Corp. (a) (b)	37,761	260,928
EPIQ System, Inc. (a) (b)	23,311	331,016
Fair Isaac Corp.	31,913	662,833
FalconStor Software, Inc. (a) (b)	30,124	213,278
i2 Technologies, Inc. (a) (b)	8,649	107,507
Informatica Corp. (b)	57,202	860,318
Interactive Intelligence, Inc. (a) (b)	8,397	97,741
Intervoice, Inc. (b)	23,310	132,867
Jack Henry & Associates, Inc.	48,631	1,052,375
JDA Software Group, Inc. (b)	21,699	392,752
Kenexa Corp. (a) (b)	15,403	290,193
Lawson Software, Inc. (b)	82,021	596,293
Macrovision Solutions Corp. (a) (b)	53,362	798,296
Magma Design Automation, Inc. (b)	24,388	148,035
Manhattan Associates, Inc. (b)	15,513	368,123
Mentor Graphics Corp. (b)	58,684	927,207
MICROS Systems, Inc. (b)	51,114	1,558,466
MicroStrategy, Inc. (Class A) (b)	6,205	401,774
Monotype Imaging Holdings, Inc. (b)	10,535	128,316
MSC.Software Corp. (b)	27,127	297,854
Net 1 UEPS Technologies, Inc. (a) (b)	29,330	712,719
NetScout Systems, Inc.	19,729	210,706
Parametric Technology Corp. (b)	74,176	1,236,514
Pegasystems, Inc. (a)	10,030	135,004
Phoenix Technology, Ltd.	18,618	204,798
Progress Software Corp. (b)	26,687	682,387
Quality Systems, Inc. (a)	11,861	347,290
Quest Software, Inc. (b)	46,919	694,870
Radiant Systems, Inc. (b)	15,752	169,019
SeaChange International, Inc. (a)	21,156	151,477
Secure Computing Corp. (a) (b)	39,694	164,333
Smith Micro Software, Inc. (a) (b)	18,686	106,510
Solera Holdings, Inc. (b)	33,355	922,599
SPSS, Inc. (b)	10,624	386,395
SuccessFactors, Inc. (b)	15,533	170,086
Sybase, Inc. (b)	50,743	1,492,859

*See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Software—(Continued)
Synchronoss Technologies, Inc. (a) (b)	11,423	$103,150
Take-Two Interactive Software, Inc. (b)	49,739	1,271,826
Taleo Corp. (a) (b)	14,949	292,851
The Ultimate Software Group, Inc. (a) (b)	16,554	589,819
THQ, Inc. (a) (b)	42,100	852,946
TIBCO Software, Inc. (a) (b)	125,508	960,136
Tyler Technologies, Inc. (a)	23,370	317,131
Vasco Data Security International, Inc. (a) (b)	14,994	157,887
Wind River Systems, Inc. (b)	48,121	524,038

		27,351,694

Specialty Retail—2.6%
Aaron Rents, Inc. (Class B) (a)	29,629	661,616
Aeropostale, Inc. (b)	45,012	1,410,226
Asbury Automotive Group, Inc.	21,593	277,470
Bebe Stores, Inc. (a)	26,084	250,667
Big 5 Sporting Goods Corp. (a)	15,464	117,063
Blockbuster, Inc. (a) (b)	121,924	304,810
Borders Group, Inc. (a)	37,348	224,088
Buckle, Inc. (a)	10,217	467,223
Cabelas, Inc. (a) (b)	23,327	256,830
Cato Corp.	18,861	268,581
Charlotte Russe Holding, Inc. (b)	14,068	249,848
Charming Shoppes, Inc. (a) (b)	74,119	340,206
Chico’s FAS, Inc. (b)	115,414	619,773
Christopher & Banks Corp. (a)	30,606	208,121
Circuit City Stores, Inc. (b)	112,575	325,342
Citi Trends, Inc. (a) (b)	8,551	193,766
Coldwater Creek, Inc. (a) (b)	39,275	207,372
Collective Brands, Inc. (a) (b)	39,343	457,559
Conn’s, Inc. (a) (b)	7,311	117,488
CSK Auto Corp. (a) (b)	26,489	277,605
DSW, Inc. (Class A) (a) (b)	9,118	107,410
Genesco, Inc. (a) (b)	15,358	474,102
Group 1 Automotive, Inc. (a)	15,023	298,507
Haverty Furniture Cos., Inc. (a)	14,903	149,626
Hibbett Sports, Inc. (a) (b)	18,992	400,731
Hot Topic, Inc. (b)	28,681	155,164
J. Crew Group, Inc. (a) (b)	27,539	909,062
Jo-Ann Stores, Inc. (a) (b)	17,237	396,968
JoS. A. Bank Clothiers, Inc. (a) (b)	12,192	326,136
Men’s Wearhouse, Inc. (a)	33,086	538,971
Midas, Inc. (a) (b)	10,186	137,511
Monro Muffler Brake, Inc.	11,587	179,483
New York & Co., Inc. (a) (b)	18,834	171,954
Pacific Sunwear of California, Inc. (b)	47,131	402,027
Pep Boys-Manny Moe & Jack (a)	25,683	223,956
Pier 1 Imports, Inc. (a) (b)	55,682	191,546
Rent-A-Center, Inc. (b)	41,681	857,378
Sally Beauty Holdings, Inc. (a) (b)	57,066	368,646
Select Comfort Corp. (a) (b)	1	2
Sonic Automotive, Inc. (a)	19,007	245,000
Stage Stores, Inc. (a)	24,947	291,132
The Children’s Place Retail Stores, Inc. (a) (b)	15,373	554,965
The Dress Barn, Inc. (a) (b)	30,389	406,605
The Finish Line, Inc. (Class A) (a) (b)	34,432	299,558

Security Description	Shares	Value*

Specialty Retail—(Continued)
The Gymboree Corp. (b)	17,775	$712,244
The Talbots, Inc. (a)	15,495	179,587
Tractor Supply Co. (a) (b)	21,831	633,972
Tween Brands, Inc. (a) (b)	15,747	259,196
Ulta Salon Cosmetics & Fragrance, Inc. (b)	14,415	162,025
Wet Seal, Inc. (a) (b)	62,348	297,400
Zale Corp. (a) (b)	24,736	467,263
Zumiez, Inc. (a) (b)	13,421	222,520

		18,256,301

Textiles, Apparel & Luxury Goods—1.7%
American Apparel, Inc. (b)	24,019	159,726
Brown Shoe Co., Inc. (a)	26,195	354,942
Carter’s, Inc. (b)	35,318	488,095
Cherokee, Inc. (a)	8,189	165,008
Columbia Sportswear Co. (a)	8,790	323,033
CROCS, Inc. (b)	55,103	441,375
Deckers Outdoor Corp. (a) (b)	8,445	1,175,544
Fossil, Inc. (a) (b)	29,505	857,710
G-III Apparel Group, Ltd. (b)	9,697	119,661
Iconix Brand Group, Inc. (a) (b)	38,141	460,743
K-Swiss, Inc. (a)	21,850	321,195
Lululemon Athletica, Inc. (a) (b)	12,058	350,406
Maidenform Brands, Inc. (a) (b)	14,280	192,780
Movado Group, Inc.	10,013	198,257
Oxford Industries, Inc. (a)	8,566	164,039
Perry Ellis International, Inc. (b)	6,720	142,598
Quiksilver, Inc. (b)	82,134	806,556
Skechers U. S. A., Inc. (b)	21,712	429,029
Steven Madden, Ltd. (b)	13,172	242,101
The Warnaco Group, Inc. (b)	29,432	1,297,068
Timberland Co. (Class A) (b)	34,662	566,724
True Religion Apparel, Inc. (a) (b)	11,524	307,115
Under Armour, Inc. (a) (b)	21,631	554,619
UniFirst Corp.	10,837	483,981
Volcom, Inc. (a) (b)	12,211	292,209
Weyco Group, Inc. (a)	5,240	139,017
Wolverine World Wide, Inc.	32,383	863,655

		11,897,186

Thrifts & Mortgage Finance—1.1%
Abington Bancorp, Inc.	17,608	160,585
Bank Mutual Corp.	32,564	326,943
Beneficial Mutual Bancorp, Inc. (b)	22,606	250,248
Berkshire Hill Bancorp, Inc. (a)	7,472	176,713
Brookline Bancorp, Inc. (a)	41,732	398,541
Corus Bankshares, Inc. (a)	22,730	94,557
Danvers Bancorp, Inc. (b)	12,056	132,616
Dime Community Bancorp, Inc. (a)	17,298	285,590
ESSA Bancorp, Inc.	12,365	154,810
Federal Agricultural Mortage Corp. (a)	7,740	191,797
First Busey Corp. (a)	14,750	194,995
First Financial Holdings, Inc. (a)	6,397	109,900
First Financial Northwest, Inc.	16,499	163,835
First Niagara Financial Group, Inc. (a)	71,431	918,603
First Place Financial Corp. (a)	18,432	173,261

*See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Thrifts & Mortgage Finance—(Continued)
Flushing Financial Corp.	12,920	$244,834
Guaranty Financial Group, Inc. (b)	27,315	146,682
Kearny Financial Corp. (a)	11,434	125,774
NewAlliance Bancshares, Inc. (a)	70,024	873,899
Northwest Bancorp, Inc. (a)	11,002	240,064
Oceanfirst Financial Corp. (a)	6,649	120,014
Ocwen Financial Corp. (a) (b)	21,044	97,855
Oritani Financial Corp. (b)	9,458	151,328
Provident Bancorp, Inc. (a)	31,875	352,537
Provident Financial Services, Inc.	37,874	530,615
The PMI Group, Inc.	57,762	112,636
TrustCo Bank Corp. (a)	58,825	436,481
United Financial Bancorp, Inc.	13,044	145,701
Westfield Financial, Inc.	22,291	201,734
WSFS Financial Corp.	5,630	251,098

		7,764,246

Tobacco—0.2%
Alliance One International, Inc. (a) (b)	57,683	294,760
Universal Corp. (a)	17,683	799,625
Vector Group, Ltd. (a)	25,754	415,412

		1,509,797

Trading Companies & Distributors—0.5%
Aceto Corp.	18,035	137,787
Aircastle, Ltd.	32,053	269,566
Applied Industrial Technologies, Inc.	27,967	675,962
Beacon Roofing Supply, Inc. (a) (b)	29,180	309,600
Electro Rent Corp.	15,175	190,294
H&E Equipment Services, Inc. (a) (b)	11,032	132,605
Houston Wire & Cable Co. (a)	10,450	207,955
Interline Brands, Inc. (b)	21,799	347,258
Kaman Corp.	17,163	390,630
Rush Enterprises, Inc. (a) (b)	19,917	239,203
TAL International Group, Inc. (a)	8,589	195,314
Textainer Group Holdings, Ltd.	6,602	128,937
Watsco, Inc. (a)	15,336	641,045

		3,866,156

Water Utilities—0.3%
American State Water Co. (a)	10,318	360,511
Cadiz, Inc. (a) (b)	7,581	122,206
California Water Service Group (a)	12,742	417,555
Connecticut Water Service, Inc. (a)	5,731	128,374
Consolidated Water Co., Inc. (a)	8,783	173,904
Middlesex Water Co. (a)	8,945	148,398

Security Description	Shares	Value*

Water Utilities—(Continued)
SJW Corp. (a)	10,058	$265,531
Southwest Water Co. (a)	15,204	152,344

		1,768,823

Wireless Telecommunication Services—0.3%
Centennial Communications Corp.	44,169	308,741
Fibertower Corp. (a) (b)	64,566	90,393
ICO Global Communications Holdings (a) (b)	62,811	204,764
iPCS, Inc. (b)	11,024	326,641
Rural Cellular Corp. (a) (b)	8,794	391,421
Syniverse Holdings, Inc. (b)	33,451	541,906
TerreStar Corp. (b)	41,162	163,825
USA Mobility, Inc. (b)	15,317	115,643

		2,143,334

Total Common Stock (Identified Cost $744,017,936)		692,735,842

Rights—0.0%

Capital Markets—0.0%
TICC Capital Corp. (a) (b)	12,939	647

Total Rights (Identified Cost $0)		647

Short Term Investments—29.7%
Security Description	Face Amount/Shares	Value*

Discount Notes—2.8%
Federal Home Loan Bank 2.174%, 07/09/08	$20,000,000	19,990,222

Mutual Funds—26.9%
State Street Navigator Securities Lending Prime Portfolio (d)	191,757,226	191,757,226

Total Short Term Investments (Identified Cost $211,747,448)		211,747,448

Total Investments—126.7% (Identified Cost $955,765,384) (e)		904,483,937
Liabilities in excess of other assets		(190,727,332)

Total Net Assets—100%		$713,756,605

(a)	A portion or all of the security was held on loan. As of June 30, 2008, the market value of securities loaned was $184,982,786 and the collateral received consisted of cash in the amount of $191,757,226 and non-cash collateral with a value of $2,369,102. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Non-Income Producing.
(c)	Non-Income Producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $955,765,384 and the composition of unrealized appreciation and depreciation of investment securities was $77,541,275 and $(128,822,722), respectively.

*See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Futures Contracts

Futures Contracts-Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 6/30/2008	Net Unrealized Depreciation
Russell 2000 Index Futures	9/18/2008	61	$22,455,930	$21,096,850	$(1,359,080)

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$883,671,083	$(1,359,080)
Level 2 - Other Significant Observable Inputs	20,812,854	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$904,483,937	$(1,359,080)

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a) (b)		$904,483,937
Cash		59,846
Receivable for:
Securities sold		119,157,739
Fund shares sold		369,178
Accrued interest and dividends		756,914

Total Assets		1,024,827,614

Liabilities
Payable for:
Securities purchased	$118,010,145
Fund shares redeemed	733,177
Futures variation margin	219,600
Withholding taxes	226
Collateral for securities loaned	191,757,226
Accrued expenses:
Management fees	150,870
Service and distribution fees	34,846
Other expenses	164,919

Total Liabilities		311,071,009

Net Assets		$713,756,605

Net assets consists of:
Capital paid in		$745,496,928
Undistributed net investment income		5,437,372
Accumulated net realized gains		15,462,832
Unrealized depreciation on investments and futures contracts		(52,640,527)

Net Assets		$713,756,605

Computation of offering price:
Class A
Net asset value and redemption price per share ($538,510,873 divided by 44,404,017 shares outstanding)		$12.13

Class B
Net asset value and redemption price per share ($137,528,497 divided by 11,522,908 shares outstanding)		$11.94

Class E
Net asset value and redemption price per share ($37,717,235 divided by 3,122,694 shares outstanding)		$12.08

(a) Identified cost of investments		$955,765,384

(b)	Includes cash collateral for securities loaned of $191,757,226.

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends		$5,141,800 (a)
Interest		1,604,360 (b)

		6,746,160
Expenses
Management fees	$923,203
Service and distribution fees—Class B	178,745
Service and distribution fees—Class E	30,307
Directors’ fees and expenses	14,852
Custodian	48,935
Audit and tax services	17,781
Legal	5,472
Printing	120,691
Insurance	3,883
Miscellaneous	5,150

Total Expenses	1,349,019
Management fee waivers	(25,850)	1,323,169

Net Investment Income		5,422,991

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	17,074,373
Futures contracts—net	(2,123,345)	14,951,028

Change in unrealized depreciation on:
Investments—net	(95,142,151)
Futures contracts—net	(505,630)	(95,647,781)

Net loss		(80,696,753)

Net Decrease in Net Assets From Operations		$(75,273,762)

(a)	Net of foreign taxes of $1,333.
(b)	Includes income on securities loaned of $1,362,091.

See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$5,422,991	$9,087,447
Net realized gain	14,951,028	34,291,840
Change in unrealized depreciation	(95,647,781)	(60,599,223)

Decrease in net assets from operations	(75,273,762)	(17,219,936)

From Distributions to Shareholders
Net investment income
Class A	(6,616,777)	(3,188,576)
Class B	(1,310,921)	(1,196,833)
Class E	(404,790)	(431,556)

	(8,332,488)	(4,816,965)

Net realized gain
Class A	(25,958,126)	(26,094,268)
Class B	(6,741,879)	(12,971,085)
Class E	(1,862,644)	(4,153,294)

	(34,562,649)	(43,218,647)

Total distributions	(42,895,137)	(48,035,612)

Increase in net assets from capital share transactions	13,371,607	338,031,175

Total increase (decrease) in net assets	(104,797,292)	272,775,627

Net Assets
Beginning of the period	818,553,897	545,778,270

End of the period	$713,756,605	$818,553,897

Undistributed Net Investment Income
End of the period	$5,437,372	$8,346,869

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	3,650,280	$46,861,804	26,866,189	$396,007,191
Reinvestments	2,575,091	32,574,903	1,931,586	29,282,844
Redemptions	(4,937,039)	(63,086,130)	(6,831,606)	(103,249,575)

Net increase	1,288,332	$16,350,577	21,966,169	$322,040,460

Class B
Sales	703,007	$8,894,110	3,050,121	$45,954,278
Reinvestments	646,811	8,052,800	948,321	14,167,918
Redemptions	(1,370,450)	(17,347,948)	(2,751,410)	(41,002,941)

Net increase (decrease)	(20,632)	$(401,038)	1,247,032	$19,119,255

Class E
Sales	81,454	$1,049,662	479,620	$7,307,786
Reinvestments	179,955	2,267,434	303,632	4,584,850
Redemptions	(462,269)	(5,895,028)	(996,313)	(15,021,176)

Net decrease	(200,860)	$(2,577,932)	(213,061)	$(3,128,540)

Increase derived from capital share transactions		$13,371,607		$338,031,175

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$14.17		$15.68	$13.92	$14.01	$11.95	$8.25

Income From Investment Operations
Net investment income	0.20	(a)	0.22 (a)	0.18 (a)	0.14	0.12	0.08
Net realized and unrealized gain (loss) of investments	(1.47)		(0.38)	2.30	0.40	2.00	3.69

Total from investment operations	(1.27)		(0.16)	2.48	0.54	2.12	3.77

Less Distributions
Distributions from net investment income	(0.16)		(0.15)	(0.13)	(0.11)	(0.06)	(0.07)
Distributions from net realized capital gains	(0.61)		(1.20)	(0.59)	(0.52)	0.00	0.00

Total distributions	(0.77)		(1.35)	(0.72)	(0.63)	(0.06)	(0.07)

Net Asset Value, End of Period	$12.13		$14.17	$15.68	$13.92	$14.01	$11.95

Total Return (%)	(9.2	)(b)	(1.6)	18.0	4.5	17.8	46.1
Ratio of operating expenses to average net assets (%)	0.30	(c)	0.31	0.35	0.35	0.37	0.47
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.31	(c)	0.32	0.36	0.36	N/A	N/A
Ratio of net investment income to average net assets (%)	1.53	(c)	1.47	1.21	1.10	0.97	0.89
Portfolio turnover rate (%)	42	(c)	37	44	39	39	42
Net assets, end of period (000)	$538,511		$610,844	$331,568	$266,467	$254,898	$216,744

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$13.93		$15.44	$13.73	$13.82	$11.80	$8.16

Income From Investment Operations
Net investment income	0.16	(a)	0.18 (a)	0.14 (a)	0.10	0.08	0.05
Net realized and unrealized gain (loss) of investments	(1.42)		(0.38)	2.25	0.41	1.98	3.65

Total from investment operations	(1.26)		(0.20)	2.39	0.51	2.06	3.70

Less Distributions
Distributions from net investment income	(0.12)		(0.11)	(0.09)	(0.08)	(0.04)	(0.06)
Distributions from net realized capital gains	(0.61)		(1.20)	(0.59)	(0.52)	0.00	0.00

Total distributions	(0.73)		(1.31)	(0.68)	(0.60)	(0.04)	(0.06)

Net Asset Value, End of Period	$11.94		$13.93	$15.44	$13.73	$13.82	$11.80

Total Return (%)	(9.3	)(b)	(1.8)	17.6	4.3	17.4	45.7
Ratio of operating expenses to average net assets (%)	0.55	(c)	0.56	0.60	0.60	0.62	0.72
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.56	(c)	0.57	0.61	0.61	N/A	N/A
Ratio of net investment income to average net assets (%)	1.27	(c)	1.17	0.97	0.87	0.77	0.64
Portfolio turnover rate (%)	42	(c)	37	44	39	39	42
Net assets, end of period (000)	$137,528		$160,849	$159,003	$108,689	$76,322	$39,911

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$14.10		$15.61	$13.87	$13.95	$11.92	$8.23

Income From Investment Operations
Net investment income	0.18	(a)	0.19 (a)	0.16 (a)	0.13	0.09	0.07
Net realized and unrealized gain (loss) of investments	(1.46)		(0.37)	2.28	0.40	1.99	3.69

Total from investment operations	(1.28)		(0.18)	2.44	0.53	2.08	3.76

Less Distributions
Distributions from net investment income	(0.13)		(0.13)	(0.11)	(0.09)	(0.05)	(0.07)
Distributions from net realized capital gains	(0.61)		(1.20)	(0.59)	(0.52)	0.00	0.00

Total distributions	(0.74)		(1.33)	(0.70)	(0.61)	(0.05)	(0.07)

Net Asset Value, End of Period	$12.08		$14.10	$15.61	$13.87	$13.95	$11.92

Total Return (%)	(9.3	)(b)	(1.7)	17.7	4.4	17.5	46.0
Ratio of operating expenses to average net assets (%)	0.45	(c)	0.46	0.50	0.50	0.52	0.62
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (d)	0.46	(c)	0.47	0.51	0.51	N/A	N/A
Ratio of net investment income to average net assets (%)	1.37	(c)	1.27	1.05	0.95	0.82	0.74
Portfolio turnover rate (%)	42	(c)	37	44	39	39	42
Net assets, end of period (000)	$37,717		$46,861	$55,208	$49,489	$51,061	$38,059

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Russell 2000 Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-26

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in

MSF-27

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$8,404,113	$4,357,208	$39,631,499	$17,755,534	$—	$—	$48,035,612	$22,112,742

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$14,859,478	$27,844,341	$43,724,757	$—	$86,428,576

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$153,595,042	$0	$174,203,919

MSF-28

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the annual rate of 0.25% of average daily net assets. Fees earned by MetLife Advisers with respect to the Portfolio for the six months ended June 30, 2008 were $923,203.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife Investment Advisors, LLC (“MLIAC”) with respect to the Portfolio. MetLife Advisers pays MLIAC an investment subadvisory fee for the Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio. Fees earned by MLIAC with respect to the Portfolio for the six months ended June 30, 2008 were $84,935.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2008 to April 30, 2009, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.007% of average daily net assets. Amounts waived for the six months ended June 30, 2008 are shown as management fee waivers in the Statement of Operations.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B and E shares of the Portfolio. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2008 are footnoted in the Schedule of Investments.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative

MSF-29

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-30

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-31

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the T. Rowe Price Large Cap Growth Portfolio returned -9.0%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned -11.9%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe2, was -10.1% over the same period.

PORTFOLIO REVIEW

The S&P 500 Stock Index posted double-digit negative returns for the period, as all sectors except energy and materials finished in negative territory. Escalating prices for raw materials and commodities drove the results in energy and materials. Financials and telecommunication services were the worst performing sectors in the index, followed by industrials and business services. Based on major market indexes, small-caps outperformed large-caps, as mid-caps did better than both of these segments. In the large-cap realm, growth stocks outpaced value.

Heavily underweighting financials, the worst performer in the index, drove Portfolio outperformance. Stock selection in the capital markets industry led the sector. Holdings such as Franklin Resources, State Street, and Northern Trust declined less than others because they were able to minimize credit losses tied to the ongoing mortgage crisis. Similarly, the Portfolio benefited from avoiding companies with major exposure to mortgages and structured products. Assurant, a provider of specialized insurance, reported encouraging performance driven by premium growth, and their losses in investment portfolios were lower than anticipated.

Information technology made a positive impact on comparative results, and stock selection in IT services was the major factor. Visa, the Portfolio’s top absolute contributor for the period, posted strong revenue growth based on international expansion, offsetting a weak U.S. consumer environment. Shares of Accenture finished stronger; the company posted higher profits from outsourcing and consulting services. The firm reported higher sales across all business segments and raised future guidance.

Semiconductor and semiconductor equipment stock selection also buoyed Portfolio results. Marvell Technology Group reported earnings growth driven by strong sales of WiFi and 3G chips and the company improved its operating margins.

Consumer discretionary underperformed on stock selection in this battered sector. The hotels, restaurants, and leisure industry was a major detractor, as more travelers stayed home and spent less. Las Vegas Sands reported lower than expected earnings, particularly at its Venetian Macau. MGM Mirage earnings also disappointed. International Game Technology’s growth in gaming units slowed, reflecting the casino pullbacks. Expedia, the online travel company, also performed poorly.

Significantly underweighting utilities was a source of relative weakness. The Portfolio’s single utilities holding, AES, underperformed, and we typically do not find compelling growth opportunities in this sector.

* The views expressed above are those of the subadvisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-1

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX

Average Annual Returns as of June 30, 2008

	T. Rowe Price Large Cap Growth Portfolio			S&P 500 Index
	Class A	Class B	Class E
6 Months	-9.0%	-9.2%	-9.1%	-11.9%
1 Year	-8.3	-8.6	-8.4	-13.1
5 Year	8.6	8.4	8.5	7.6
Since Inception	5.0	9.3	3.1	2.9

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 7/30/02 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2008

Top Holdings

% of Total Net Assets
Schlumberger, Ltd.	3.5%
Google, Inc.	3.4%
Apple, Inc.	3.0%
Danaher Corp.	2.9%
CVS Caremark Corp.	2.2%
The McGraw-Hill Cos., Inc.	2.2%
Microsoft Corp.	2.1%
Gilead Sciences, Inc.	1.9%
Nintendo Co., Ltd.	1.9%
Crown Castle International Corp.	1.7%

Top Sectors

% of Total Market Value
Information Technology	25.6%
Health Care	18.1%
Energy	12.3%
Consumer Discretionary	8.9%
Industrials & Business Services	7.9%
Consumer Staples	6.9%
Financials	6.5%
Materials	6.2%
Telecommunication Services	6.1%
Utilities	0.7%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
T. Rowe Price Large Cap Growth—Class A(a)	Actual	0.65%	$1,000.00	$909.90	$3.09
	Hypothetical	0.65%	$1,000.00	$1,021.59	$3.27

T. Rowe Price Large Cap Growth—Class B(a)	Actual	0.90%	$1,000.00	$908.30	$4.27
	Hypothetical	0.90%	$1,000.00	$1,020.33	$4.52

T. Rowe Price Large Cap Growth—Class E(a)	Actual	0.80%	$1,000.00	$909.40	$3.80
	Hypothetical	0.80%	$1,000.00	$1,020.83	$4.02

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—99.3% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.8%
General Dynamics Corp.	73,000	$6,146,600

Air Freight & Logistics—0.5%
Expeditors International of Washington, Inc.	90,100	3,874,300

Beverages—0.9%
PepsiCo, Inc.	107,300	6,823,207

Biotechnology—3.5%
Celgene Corp. (a)	49,200	3,142,404
Genentech, Inc. (a)	127,400	9,669,660
Gilead Sciences, Inc. (a)	283,200	14,995,440

		27,807,504

Capital Markets—3.7%
BlackRock, Inc. (b)	18,100	3,203,700
Franklin Resources, Inc.	71,900	6,589,635
Northern Trust Corp.	63,100	4,326,767
State Street Corp.	147,000	9,406,530
The Goldman Sachs Group, Inc.	32,800	5,736,720

		29,263,352

Chemicals—3.3%
Monsanto Co.	91,600	11,581,904
Potash Corp. of Saskatchewan, Inc.	20,700	4,731,399
Praxair, Inc.	104,800	9,876,352

		26,189,655

Communications Equipment—3.2%
Cisco Systems, Inc. (a)	385,700	8,971,382
Corning, Inc. (a)	162,070	3,735,714
Juniper Networks, Inc. (a)	199,300	4,420,474
QUALCOMM, Inc.	174,800	7,755,876

		24,883,446

Computers & Peripherals—3.9%
Apple, Inc. (a)	139,800	23,408,112
Dell, Inc. (a)	194,700	4,260,036
EMC Corp. (a)	218,900	3,215,641

		30,883,789

Construction & Engineering—0.9%
Foster Wheeler, Ltd. (a)	99,800	7,300,370

Diversified Financial Services—2.1%
Bovespa Holding S.A. (BRL) (a)	498,600	6,219,802
CME Group, Inc.	9,900	3,793,581
Dubai Financial Market (AED)	1,800,000	2,494,385
Moody’s Corp. (b)	110,047	3,790,019

		16,297,787

Diversified Telecommunication Services—0.4%
Vimpel-Communications (ADR)	120,400	3,573,472

Security Description	Shares	Value*

Electronic Equipment & Instruments—1.0%
Dolby Laboratories, Inc. (Class A) (a)	94,700	$3,816,410
Hon Hai Precision Industry Co., Ltd. (GDR)	26,900	268,193
Hon Hai Precision Industry Co., Ltd. (GDR) (London Traded Shares)	371,260	3,685,501

		7,770,104

Energy Equipment & Services—5.3%
Baker Hughes, Inc.	116,900	10,210,046
Schlumberger, Ltd.	256,400	27,545,052
Smith International, Inc. (a)	43,600	3,624,904

		41,380,002

Food & Staples Retailing—3.6%
Costco Wholesale Corp.	110,200	7,729,428
CVS Caremark Corp.	441,090	17,453,931
Sysco Corp.	125,500	3,452,505

		28,635,864

Food Products—1.1%
Groupe Danone (EUR)	63,985	4,478,201
Nestle S.A. (CHF)	84,960	3,830,860

		8,309,061

Health Care Equipment & Supplies—5.8%
Alcon, Inc.	37,900	6,169,741
Baxter International, Inc.	60,200	3,849,188
Becton, Dickinson & Co.	67,600	5,495,880
Covidien, Ltd.	133,850	6,410,077
Medtronic, Inc.	215,200	11,136,600
St. Jude Medical, Inc. (a)	107,000	4,374,160
Stryker Corp.	101,600	6,388,608
Zimmer Holdings, Inc. (a)	29,600	2,014,280

		45,838,534

Health Care Providers & Services—6.3%
Aetna, Inc.	235,400	9,540,762
Cigna Corp.	164,600	5,825,194
Express Scripts, Inc. (a)	60,500	3,794,560
Humana, Inc. (a)	91,700	3,646,909
Laboratory Corp. of America Holdings (a)	63,100	4,393,653
McKesson Corp.	75,900	4,243,569
Medco Health Solutions, Inc. (a)	163,900	7,736,080
WellPoint, Inc. (a)	213,900	10,194,474

		49,375,201

Hotels, Restaurants & Leisure—2.7%
International Game Technology	193,200	4,826,136
Las Vegas Sands Corp. (a) (b)	111,300	5,280,072
MGM Mirage (a)	24,426	827,797
Yum! Brands, Inc.	304,800	10,695,432

		21,629,437

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Household Products—1.3%
Procter & Gamble Co.	131,005	$7,966,414
Reckitt Benckiser Group, Plc. (GBP)	50,600	2,560,682

		10,527,096

Independent Power Producers & Energy Traders—0.7%
The AES Corp. (a)	295,000	5,666,950

Industrial Conglomerates—1.2%
General Electric Co.	137,400	3,667,206
McDermott International, Inc. (a)	88,200	5,458,698

		9,125,904

Insurance—0.7%
Assurant, Inc.	79,600	5,250,416

Internet & Catalog Retail—2.0%
Amazon.com, Inc. (a)	110,900	8,132,297
B2W Companhia Global de Varejo S.A. (BRL)	53,900	1,983,007
Expedia, Inc. (a)	188,245	3,459,943
priceline.com, Inc. (a) (b)	18,400	2,124,464

		15,699,711

Internet Software & Services—5.1%
Google, Inc. (a)	50,500	26,584,210
Tencent Holdings, Ltd. (HKD)	717,400	5,508,057
VeriSign, Inc. (a) (b)	207,700	7,851,060

		39,943,327

IT Services—5.1%
Accenture, Ltd. (Class A)	247,200	10,065,984
Automatic Data Processing, Inc.	209,300	8,769,670
MasterCard, Inc. (b)	31,900	8,470,088
Redecard S.A. (BRL)	179,600	3,488,985
The Western Union Co.	118,500	2,929,320
Visa, Inc. (a)	83,600	6,797,516

		40,521,563

Machinery—4.0%
Danaher Corp.	294,900	22,795,770
Deere & Co.	71,000	5,121,230
Joy Global, Inc.	46,400	3,518,512

		31,435,512

Media—3.4%
Naspers, Ltd. (ZAR)	233,400	5,106,589
Shaw Communications, Inc.	222,600	4,532,136
The McGraw-Hill Cos., Inc.	424,500	17,030,940

		26,669,665

Metals & Mining—2.9%
BHP Billiton, Ltd. (AUD)	271,800	11,548,652
Freeport-McMoRan Copper & Gold, Inc.	53,600	6,281,384
Kinross Gold Corp.	198,300	4,681,863

		22,511,899

Security Description	Shares	Value*

Multiline Retail—0.3%
Lojas Renner S.A. (BRL)	112,500	$2,248,237

Oil, Gas & Consumable Fuels—7.0%
Chevron Corp.	44,300	4,391,459
EOG Resources, Inc.	61,200	8,029,440
Exxon Mobil Corp.	129,016	11,370,180
Murphy Oil Corp.	52,200	5,118,210
Petroleo Brasileiro S.A. (ADR)	147,200	8,530,240
Spectra Energy Corp.	70,000	2,011,800
Suncor Energy, Inc.	72,200	4,196,264
Total S.A. (EUR)	136,300	11,621,521

		55,269,114

Pharmaceuticals—2.5%
Allergan, Inc.	115,900	6,032,595
Elan Corp., Plc. (ADR) (a)	138,700	4,930,785
Wyeth	178,900	8,580,044

		19,543,424

Road & Rail—0.6%
Union Pacific Corp.	63,800	4,816,900

Semiconductors & Semiconductor Equipment—1.7%
Intel Corp.	169,100	3,632,268
Marvell Technology Group, Ltd. (a)	540,500	9,545,230

		13,177,498

Software—5.7%
Autodesk, Inc.	171,100	5,784,891
Electronic Arts, Inc. (a)	107,005	4,754,232
McAfee, Inc. (a)	85,100	2,895,953
Microsoft Corp.	609,100	16,756,341
Nintendo Co., Ltd. (JPY)	26,000	14,632,168

		44,823,585

Textiles, Apparel & Luxury Goods—0.5%
Nike, Inc.	62,600	3,731,586

Wireless Telecommunication Services—5.6%
American Tower Corp. (Class A) (a)	241,700	10,211,825
América Movil S.A. de C.V. (ADR)	197,800	10,433,950
Crown Castle International Corp. (a) (b)	343,100	13,288,263
Leap Wireless International, Inc. (a) (b)	41,900	1,808,823
MetroPCS Communications, Inc. (a) (b)	81,700	1,446,907
Mobile Telesystems OJSC (ADR)	48,300	3,700,263
Rogers Communications, Inc. (Class B)	90,500	3,498,730

		44,388,761

Total Common Stock (Identified Cost $748,193,629)		781,332,833

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Short Term Investments—3.8%

Security Description	Shares	Value*

Mutual Funds—3.8%
State Street Navigator Securities Lending Prime Portfolio (c)	26,963,771	$26,963,771
T. Rowe Price Reserve Investment Fund (d)	3,021,952	3,021,952

Total Short Term Investments (Identified Cost $29,985,723)		29,985,723

Total Investments—103.1% (Identified Cost $778,179,352) (e)		811,318,556
Liabilities in excess of other assets		(24,103,390)

Total Net Assets—100%		$787,215,166

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of June 30, 2008, the market value of securities loaned was $26,979,354 and the collateral received consisted of cash in the amount of $26,963,771 and non-cash collateral with a value of $1,007,768. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	Affiliated Issuer. See below.
(e)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $778,179,352 and the composition of unrealized appreciation and depreciation of investment securities was $84,076,227 and $(50,937,023), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	Global Depository Receipt.
(AED)—	United Arab Emirates Dirham
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(ZAR)—	South African Rand

Affiliated Issuer

Security Description	Number of Shares Held at 12/31/2007	Shares Purchased Since 12/31/2007	Shares Sold Since 12/31/2007	Number of Shares Held at 06/30/2008	Realized Gain/Loss on Shares Sold	Income For Period Ended 06/30/2008
T. Rowe Price Reserve Investment Fund	25,468,225	108,500,844	(130,947,117)	3,021,952	$0	$204,435

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$735,597,410	$0
Level 2 - Other Significant Observable Inputs	75,721,146	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$811,318,556	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-7

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a) (c)		$811,318,556
Foreign cash at value (b)		4,136,359
Receivable for:
Securities sold		6,043,497
Fund shares sold		280,018
Accrued interest and dividends		452,067
Foreign taxes		91,576

Total Assets		822,322,073
Liabilities
Payable for:
Securities purchased	$6,576,114
Fund shares redeemed	912,360
Withholding taxes	6,008
Collateral for securities loaned	26,963,771
Accrued expenses:
Management fees	391,684
Service and distribution fees	59,684
Other expenses	197,286

Total Liabilities		35,106,907

Net Assets		$787,215,166

Net assets consists of:
Capital paid in		$765,332,140
Undistributed net investment income		1,954,096
Accumulated net realized losses		(13,270,147)
Unrealized appreciation on investments and foreign currency		33,199,077

Net Assets		$787,215,166

Computation of offering price:
Class A
Net asset value and redemption price per share ($497,515,185 divided by 35,123,912 shares outstanding)		$14.16

Class B
Net asset value and redemption price per share ($263,485,124 divided by 18,668,243 shares outstanding)		$14.11

Class E
Net asset value and redemption price per share ($26,214,857 divided by 1,855,863 shares outstanding)		$14.13

(a) Identified cost of investments		$778,179,352

(b) Identified cost of foreign cash		$4,078,313

(c)	Includes cash collateral for securities loaned of $26,963,771.

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends		$4,700,270 (a)
Interest		313,130 (b)

		5,013,400
Expenses
Management fees	$2,444,398
Service and distribution fees—Class B	330,743
Service and distribution fees—Class E	20,689
Directors’ fees and expenses	14,852
Custodian	84,972
Audit and tax services	17,781
Legal	6,136
Printing	140,488
Insurance	4,859
Miscellaneous	5,862

Total Expenses	3,070,780
Expense reductions	(9,185)
Management fee waivers	(73,518)	2,988,077

Net Investment Income		2,025,323

Realized and Unrealized Loss
Realized gain (loss) on:
Investments—net	(8,889,904)
Futures contracts—net	500,922
Foreign currency transactions—net	123,212	(8,265,770)

Change in unrealized appreciation (depreciation) on:
Investments—net	(71,022,455)
Foreign currency transactions—net	51,727	(70,970,728)

Net loss		(79,236,498)

Net Decrease in Net Assets From Operations		$(77,211,175)

(a)	Net of foreign taxes of $208,651.
(b)	Includes income on securities loaned of $108,303.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$2,025,323	$4,267,220
Net realized gain (loss)	(8,265,770)	40,192,023
Change in unrealized appreciation (depreciation)	(70,970,728)	21,456,162

Increase (decrease) in net assets from operations	(77,211,175)	65,915,405

From Distributions to Shareholders
Net investment income
Class A	(2,889,397)	(2,029,262)
Class B	(698,154)	(535,551)
Class E	(102,304)	(92,499)

	(3,689,855)	(2,657,312)

Net realized gain
Class A	(27,629,858)	(4,030,340)
Class B	(13,352,198)	(2,470,445)
Class E	(1,397,544)	(275,570)

	(42,379,600)	(6,776,355)

Total distributions	(46,069,455)	(9,433,667)

Increase in net assets from capital share transactions	33,867,244	136,440,858

Total increase (decrease) in net assets	(89,413,386)	192,922,596

Net Assets
Beginning of the period	876,628,552	683,705,956

End of the period	$787,215,166	$876,628,552

Undistributed Net Investment Income
End of the period	$1,954,096	$3,618,628

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	5,226,333	$77,585,780	18,615,964	$299,429,944
Reinvestments	2,104,776	30,519,255	381,587	6,059,602
Redemptions	(5,737,991)	(84,951,523)	(8,709,171)	(140,654,691)

Net increase	1,593,118	$23,153,512	10,288,380	$164,834,855

Class B
Sales	2,005,367	$29,502,100	4,092,071	$65,765,107
Reinvestments	972,343	14,050,352	189,773	3,005,996
Redemptions	(2,117,539)	(31,251,934)	(6,126,259)	(96,631,962)

Net increase (decrease)	860,171	$12,300,518	(1,844,415)	$(27,860,859)

Class E
Sales	175,627	$2,583,264	620,754	$10,039,787
Reinvestments	103,724	1,499,848	23,222	368,069
Redemptions	(381,441)	(5,669,898)	(679,344)	(10,940,994)

Net decrease	(102,090)	$(1,586,786)	(35,368)	$(533,138)

Increase derived from capital share transactions		$33,867,244		$136,440,858

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$16.48		$15.27	$13.53	$12.77	$11.64	$8.91

Income From Investment Operations
Net investment income	0.09	(a)	0.10 (a)	0.09 (a)	0.05	0.08	0.03
Net realized and unrealized gain (loss) of investments	(1.56)		1.32	1.70	0.78	1.07	2.71

Total from investment operations	(1.47)		1.42	1.79	0.83	1.15	2.74

Less Distributions
Distributions from net investment income	(0.08)		(0.07)	(0.05)	(0.07)	(0.02)	(0.01)
Distributions from net realized capital gains	(0.77)		(0.14)	0.00	0.00	0.00	0.00

Total distributions	(0.85)		(0.21)	(0.05)	(0.07)	(0.02)	(0.01)

Net Asset Value, End of Period	$14.16		$16.48	$15.27	$13.53	$12.77	$11.64

Total Return (%)	(9.0	)(b)	9.4	13.2	6.6	9.9	30.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.65	(c)	0.66	0.68	0.71	0.74	0.79
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.65	(c)	0.65	0.68	0.70	0.73	0.77
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	0.67	(c)	0.67	0.70	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.59	(c)	0.64	0.65	0.44	0.68	0.28
Portfolio turnover rate (%)	59	(c)	61	55	35	37	37
Net assets, end of period (000)	$497,515		$552,460	$354,798	$235,513	$198,913	$172,315

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$16.40		$15.19	$13.47	$12.72	$11.60	$8.88

Income From Investment Operations
Net investment income	0.05	(a)	0.06 (a)	0.05 (a)	0.01	0.05	0.01
Net realized and unrealized gain (loss) of investments	(1.53)		1.32	1.68	0.79	1.08	2.72

Total from investment operations	(1.48)		1.38	1.73	0.80	1.13	2.73

Less Distributions
Distributions from net investment income	(0.04)		(0.03)	(0.01)	(0.05)	(0.01)	(0.01)
Distributions from net realized capital gains	(0.77)		(0.14)	0.00	0.00	0.00	0.00

Total distributions	(0.81)		(0.17)	(0.01)	(0.05)	(0.01)	(0.01)

Net Asset Value, End of Period	$14.11		$16.40	$15.19	$13.47	$12.72	$11.60

Total Return (%)	(9.2	)(b)	9.2	12.9	6.3	9.7	30.8
Ratio of operating expenses to average net assets before expense reductions (%)	0.90	(c)	0.91	0.93	0.96	0.99	1.04
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.90	(c)	0.90	0.93	0.95	0.98	1.02
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	0.92	(c)	0.92	0.95	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.34	(c)	0.39	0.34	0.20	0.93	0.06
Portfolio turnover rate (%)	59	(c)	61	55	35	37	37
Net assets, end of period (000)	$263,485		$292,019	$298,582	$106,181	$48,955	$325

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$16.42		$15.21	$13.49	$12.73	$11.61	$8.90

Income From Investment Operations
Net investment income	0.06	(a)	0.08 (a)	0.07 (a)	0.04	0.06	0.01
Net realized and unrealized gain (loss) of investments	(1.52)		1.32	1.68	0.77	1.08	2.71

Total from investment operations	(1.46)		1.40	1.75	0.81	1.14	2.72

Less Distributions
Distributions from net investment income	(0.06)		(0.05)	(0.03)	(0.05)	(0.02)	(0.01)
Distributions from net realized capital gains	(0.77)		(0.14)	0.00	0.00	0.00	0.00

Total distributions	(0.83)		(0.19)	(0.03)	(0.05)	(0.02)	(0.01)

Net Asset Value, End of Period	$14.13		$16.42	$15.21	$13.49	$12.73	$11.61

Total Return (%)	(9.1	)(b)	9.3	13.0	6.4	9.8	30.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.80	(c)	0.81	0.83	0.86	0.89	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.80	(c)	0.80	0.83	0.85	0.88	0.92
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	0.82	(c)	0.82	0.85	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.43	(c)	0.50	0.51	0.29	0.56	0.14
Portfolio turnover rate (%)	59	(c)	61	55	35	37	37
Net assets, end of period (000)	$26,215		$32,149	$30,325	$28,968	$27,341	$16,646

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-12

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-13

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

MSF-14

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$2,657,312	$1,118,174	$6,776,355	$—	$—	$—	$9,433,667	$1,118,174

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$11,906,813	$34,021,160	$100,977,239	$—	$146,905,212

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$245,662,642	$0	$237,477,350

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolio’s average daily net asset levels
$2,444,398	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

MSF-15

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2008 to April 30, 2009, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.015% of the first $50 million of the Portfolio’s average daily net assets. Amounts waived for the six months ended June 30, 2008 are shown as management fee waivers in the Statement of Operations.

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investor Series Trust (“MIST”), in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the six months ended June 30, 2008 are shown as management fee waivers in the Statement of Operations of the respective Portfolios.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2008 are footnoted in the Schedule of Investments.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and

MSF-16

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-17

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-18

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the T. Rowe Price Small Cap Growth Portfolio returned-4.0%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) U.S. Small Cap Growth Index1, which returned -6.5%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Growth Funds Universe2, was -11.6% over the same period.

MARKET REVIEW

The past six months were difficult for the major stock indexes, which appeared to have bottomed in mid-March around the time of the buyout of Bear Stearns. However, that reprieve proved short lived as steadily rising inflation and deterioration in the housing and job markets led to the conclusion that we’re not out of the financial and economic woods just yet. With a premium on dependable earnings growth, growth-oriented shares beat value across all capitalization ranges. In that environment, energy was the only sector of the MSCI US Small Cap Growth Index to post a positive return for the six month period. The financial sector was the worst performing of the past six months, amid the ongoing credit crisis.

PORTFOLIO REVIEW

In the information technology sector, performance was driven by positioning in the IT services, semiconductor, and electronic equipment industries. The leading contributor in this space was NCI, a network servicing firm for government agencies, which recently received a major contract award from the U.S. Army. In the electronic equipment segment, FLIR Systems, the maker of infrared vision systems, continued to benefit from strong demand for its products from the U.S. military. An important source of relative return was avoiding poor performers in the semiconductor space, such as Sigma Designs, Tessera Systems, and SiRf Technology Holdings.

Stock selection was also an important source of outperformance, led by stock picks in the metals and mining industry. The leading contributor for the six months was an overweight position in Cleveland-Cliffs, which enjoyed record demand for its iron-ore pellets and benefited from rising commodity prices. In the chemicals industry, Airgas, a distributor of specialty gasses, performed well after reporting growth across a number of business segments.

Stock picks in consumer discretionary and energy also aided relative results. In discretionary, children’s apparel retailer Gymboree bucked the trend of the slowing economy and reported rising same-store sales figures. Workplace child-care operator Bright Horizons Family Solutions also contributed after being purchased at a premium by a private equity firm. In energy, the key contribution came from coal producer Massey Energy, as coal providers benefited from strong demand and pricing trends in the second quarter.

At the other end of the spectrum, stock selection in the industrials sector was the key detractor from relative results for the six months. The leading detractor was Energy Conversion Devices, which provides equipment and services for alternative power generation, among other markets. We have no exposure to the company, which has performed very well as rising oil prices have caused a surge of interest in alternative energy solutions. Among stocks we did hold, the leading detractor was Advisory Board, a provider of decision support systems to the health care sector. The company underperformed amid changes to senior management and investor concern about the company’s acquisition growth strategy.

* The views expressed above are those of the subadvisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Morgan Stanley Capital International (MSCI) U.S. Small Cap Growth Index represents the growth companies of the MSCI US Small Cap 1750 Index (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market).

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-1

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE

MSCI U.S. SMALL CAP GROWTH INDEX

Average Annual Returns as of June 30, 2008

	T. Rowe Price Small Cap Growth Portfolio			MSCI U.S. Small Cap Growth Index
	Class A	Class B	Class E
6 Months	-4.0%	-4.1%	-4.1%	-6.5%
1 Year	-5.9	-6.1	-6.1	-9.6
5 Year	9.9	9.7	9.7	12.6
10 Year	3.8	—	—	6.7
Since Inception	—	11.1	4.1	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2008

Top Holdings

% of Total Net Assets
FLIR Systems, Inc.	1.3%
Oil States International, Inc.	1.2%
Massey Energy Co.	1.1%
Actuant Corp.	1.0%
Comstock Resources, Inc.	1.0%
Cabot Oil & Gas Corp.	1.0%
Core Laboratories NV	0.9%
SBA Communications Corp.	0.9%
Foundation Coal Holdings, Inc.	0.9%
Penn Virginia Corp.	0.9%

Top Sectors

% of Total Market Value
Information Technology	23.7%
Industrials & Business Services	17.5%
Energy	16.9%
Health Care	16.5%
Consumer Discretionary	12.5%
Financials	3.9%
Materials	3.6%
Consumer Staples	2.9%
Telecommunication Services	1.9%
Cash & Equivalents	0.6%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
T. Rowe Price Small Cap Growth—Class A(a)	Actual	0.56%	$1,000.00	$959.60	$2.73
	Hypothetical	0.56%	$1,000.00	$1,022.04	$2.82

T. Rowe Price Small Cap Growth—Class B(a)	Actual	0.81%	$1,000.00	$959.20	$3.95
	Hypothetical	0.81%	$1,000.00	$1,020.78	$4.07

T. Rowe Price Small Cap Growth—Class E(a)	Actual	0.71%	$1,000.00	$958.80	$3.46
	Hypothetical	0.71%	$1,000.00	$1,021.29	$3.57

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

MSF-3

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—99.5% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.1%
Alliant Techsystems, Inc. (a) (b)	32,600	$3,314,768
BE Aerospace, Inc. (b)	28,100	654,449
Ceradyne, Inc. (a) (b)	40,200	1,378,860
Esterline Technologies Corp. (b)	23,200	1,142,832
Heico Corp. (Class A) (a)	17,900	475,782
Teledyne Technologies, Inc. (b)	53,900	2,629,781
TransDigm Group, Inc. (a) (b)	23,000	772,570

		10,369,042

Air Freight & Logistics—1.1%
HUB Group, Inc. (Class A) (b)	72,900	2,488,077
UTi Worldwide, Inc.	152,100	3,034,395

		5,522,472

Airlines—0.1%
Skywest, Inc. (a)	32,400	409,860

Auto Components—0.4%
Drew Industries, Inc. (a) (b)	42,500	677,875
Gentex Corp. (a)	83,500	1,205,740

		1,883,615

Automobiles—0.1%
Thor Industries, Inc. (a)	29,000	616,540

Beverages—0.5%
Boston Beer, Inc. (a) (b)	40,287	1,638,875
Hansen Natural Corp. (a) (b)	23,100	665,742

		2,304,617

Biotechnology—4.3%
Acadia Pharmaceuticals, Inc. (a) (b)	22,900	84,501
Acorda Therapeutics, Inc. (a) (b)	17,500	574,525
Alexion Pharmaceuticals, Inc. (b)	32,100	2,327,250
Alkermes, Inc. (a) (b)	75,900	938,124
Allos Therapeutics, Inc. (a) (b)	31,500	217,665
Alnylam Pharmaceuticals, Inc. (a) (b)	11,700	312,741
Array Biopharma, Inc. (a) (b)	23,400	109,980
BioMarin Pharmaceutical, Inc. (a) (b)	73,800	2,138,724
Cepheid, Inc. (a) (b)	35,400	995,448
Cougar Biotechnology, Inc. (b)	11,300	269,279
Cubist Pharmaceuticals, Inc. (a) (b)	36,500	651,890
deCODE genetics, Inc. (a) (b)	106,092	97,605
Human Genome Sciences, Inc. (a) (b)	78,000	406,380
Incyte Corp. (a) (b)	160,600	1,222,166
Isis Pharmaceuticals, Inc. (a) (b)	15,600	212,628
Lexicon Pharmaceuticals, Inc. (a) (b)	65,900	105,440
Martek Biosciences Corp. (a) (b)	23,000	775,330
Medarex, Inc. (a) (b)	73,000	482,530
Momenta Pharmaceuticals, Inc. (b)	11,300	138,990
Myriad Genetics, Inc. (a) (b)	31,600	1,438,432
Onyx Pharmaceuticals, Inc. (a) (b)	36,500	1,299,400
OSI Pharmaceuticals, Inc. (a) (b)	39,900	1,648,668
PDL BioPharma, Inc. (b)	75,600	802,872
Regeneron Pharmaceuticals, Inc. (b)	52,400	756,656

Security Description	Shares	Value*

Biotechnology—(Continued)
Rigel Pharmaceuticals, Inc. (a) (b)	34,700	$786,302
Seattle Genetics, Inc. (a) (b)	37,500	317,250
Senomyx, Inc. (a) (b)	74,600	367,778
Theravance, Inc. (a) (b)	32,800	389,336
United Therapeutics Corp. (b)	16,700	1,632,425

		21,500,315

Capital Markets—1.8%
Affiliated Managers Group, Inc. (a) (b)	45,649	4,111,149
Cohen & Steers, Inc. (a)	14,300	371,371
GFI Group, Inc. (b)	54,000	486,540
Greenhill & Co., Inc. (a)	42,100	2,267,506
Knight Capital Group, Inc. (b)	22,600	406,348
optionsXpress Holdings, Inc. (a)	42,100	940,514
Penson Worldwide, Inc. (a) (b)	22,200	265,290

		8,848,718

Chemicals—1.8%
Airgas, Inc.	46,000	2,685,940
Hercules, Inc.	65,700	1,112,301
Koppers Holdings, Inc.	39,100	1,637,117
Nalco Holding Co. (a)	100,500	2,125,575
Terra Industries, Inc.	20,700	1,021,545
The Scotts Miracle-Gro Co.	28,600	502,502

		9,084,980

Commercial Banks—0.4%
Pinnacle Financial Partners, Inc. (a) (b)	37,600	755,384
SVB Financial Group (a) (b)	20,600	991,066

		1,746,450

Commercial Services & Supplies—4.8%
Administaff, Inc. (a)	30,900	861,801
Clean Harbors, Inc. (b)	16,600	1,179,596
Copart, Inc. (b)	50,100	2,145,282
Heidrick & Struggles International, Inc. (a)	23,200	641,248
Huron Consulting Group, Inc. (a) (b)	25,600	1,160,704
Knoll, Inc.	3,400	41,310
Korn/Ferry International (b)	38,100	599,313
Navigant Consulting, Inc. (a) (b)	26,400	516,384
Resources Connection, Inc. (b)	116,300	2,366,705
Rollins, Inc.	46,000	681,720
Stericycle, Inc. (b)	81,700	4,223,890
The Advisory Board Co. (b)	50,100	1,970,433
The Brink’s Co.	34,300	2,243,906
The Corporate Executive Board Co. (a)	33,200	1,396,060
Waste Connections, Inc. (b)	85,300	2,723,629
Watson Wyatt Worldwide, Inc.	24,300	1,285,227

		24,037,208

Communications Equipment—3.2%
Adtran, Inc.	58,800	1,401,792
Avocent Corp. (b)	28,025	521,265
Blue Coat Systems, Inc. (a) (b)	65,700	927,027
CommScope, Inc. (b)	56,900	3,002,613

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Communications Equipment—(Continued)
Comtech Telecommunications Corp. (b)	54,800	$2,685,200
Dycom Industries, Inc. (b)	32,900	477,708
Emulex Corp. (b)	45,600	531,240
F5 Networks, Inc. (a) (b)	96,100	2,731,162
Foundry Networks, Inc. (b)	90,400	1,068,528
Netgear, Inc. (a) (b)	27,100	375,606
Plantronics, Inc.	38,400	857,088
Polycom, Inc. (b)	61,493	1,497,969

		16,077,198

Computers & Peripherals—0.2%
Intermec, Inc. (a) (b)	20,700	436,356
Palm, Inc. (a) (b)	123,300	664,587

		1,100,943

Construction & Engineering—0.7%
Perini Corp. (a) (b)	16,700	551,935
Quanta Services, Inc. (a) (b)	83,624	2,782,170

		3,334,105

Consumer Finance—0.1%
World Acceptance Corp. (a) (b)	15,400	518,518

Containers & Packaging—0.6%
Crown Holdings, Inc.	70,000	1,819,300
Greif, Inc.	21,200	1,357,436

		3,176,736

Distributors—0.2%
LKQ Corp. (b)	45,000	813,150

Diversified Consumer Services—2.2%
Capella Education Co. (b)	19,700	1,175,105
DeVry, Inc.	74,100	3,973,242
ITT Educational Services, Inc. (a) (b)	39,700	3,280,411
Matthews International Corp.	31,500	1,425,690
Sotheby’s Holdings, Inc. (Class A) (a)	25,300	667,161
Steiner Leisure, Ltd. (a) (b)	19,000	538,650

		11,060,259

Diversified Telecommunication Services—0.5%
Cbeyond, Inc. (a) (b)	35,200	563,904
Cogent Communications Group, Inc. (a) (b)	33,500	448,900
tw telecom, inc. (a) (b)	82,300	1,319,269

		2,332,073

Electrical Equipment—2.2%
Acuity Brands, Inc.	53,900	2,591,512
Ametek, Inc. (b)	61,700	2,913,474
General Cable Corp.	29,000	1,764,650
II-VI, Inc. (a) (b)	68,100	2,378,052
Thomas & Betts Corp. (b)	33,900	1,283,115

		10,930,803

Security Description	Shares	Value*

Electronic Equipment & Instruments—4.0%
CyberOptics Corp. (a) (b)	103,937	$1,019,622
Dolby Laboratories, Inc. (Class A) (b)	59,100	2,381,730
DTS, Inc. (a) (b)	11,700	366,444
Flir Systems, Inc. (a) (b)	162,900	6,608,853
Itron, Inc. (b)	19,500	1,917,825
Mettler-Toledo International, Inc. (b)	39,300	3,727,998
Orbotech, Ltd. (b)	41,200	548,784
Rofin-Sinar Technologies, Inc. (b)	37,700	1,138,540
Trimble Navigation, Ltd. (a) (b)	30,900	1,103,130
TTM Technologies, Inc. (b)	77,100	1,018,491

		19,831,417

Energy Equipment & Services—8.8%
Atwood Oceanics, Inc. (b)	22,500	2,797,650
Complete Production Services, Inc. (b)	38,900	1,416,738
Core Laboratories NV (b)	32,900	4,683,315
Dawson Geophysical Co. (a) (b)	16,500	981,090
Dresser-Rand Group, Inc. (b)	62,100	2,428,110
Global Industries, Inc. (b)	91,500	1,640,595
Helix Energy Solutions Group, Inc. (a) (b)	53,600	2,231,904
Helmerich & Payne, Inc.	49,700	3,579,394
IHS, Inc. (b)	26,200	1,823,520
ION Geophysical Corp. (a) (b)	64,000	1,116,800
NATCO Group, Inc. (a) (b)	23,200	1,265,096
Oceaneering International, Inc. (b)	35,600	2,742,980
Oil States International, Inc. (b)	91,600	5,811,104
Superior Energy Services, Inc. (b)	67,800	3,738,492
Tetra Technologies, Inc. (a) (b)	85,000	2,015,350
Unit Corp. (b)	20,700	1,717,479
W-H Energy Services, Inc. (b)	35,600	3,408,344

		43,397,961

Food Products—0.5%
Flowers Foods, Inc.	56,400	1,598,376
Ralcorp Holdings, Inc. (a) (b)	14,200	702,048

		2,300,424

Health Care Equipment & Supplies—3.8%
American Medical Systems Holdings, Inc. (a) (b)	42,600	636,870
ArthroCare Corp. (a) (b)	36,300	1,481,403
Edwards Lifesciences Corp. (b)	46,000	2,853,840
Gen-Probe, Inc. (b)	54,400	2,582,912
Hologic, Inc. (b)	51,540	1,123,572
IDEXX Laboratories, Inc. (b)	45,500	2,217,670
Immucor, Inc. (b)	84,550	2,188,154
Integra LifeSciences Holdings (a) (b)	12,600	560,448
Meridian Bioscience, Inc. (a)	99,800	2,686,616
ResMed, Inc. (a)	45,900	1,640,466
Stereotaxis, Inc. (a) (b)	38,500	206,360
STERIS Corp.	30,200	868,552

		19,046,863

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—4.2%
Air Methods Corp. (a) (b)	21,600	$540,000
Amedisys, Inc. (a) (b)	32,733	1,650,398
Centene Corp. (b)	66,600	1,118,214
Chemed Corp. (a)	22,000	805,420
Corvel Corp. (b)	10,700	362,409
Gentiva Health Services, Inc. (b)	60,500	1,152,525
HealthExtras, Inc. (b)	54,100	1,630,574
Healthsouth Corp. (b)	30,200	502,226
Healthspring, Inc. (b)	44,800	756,224
Healthways, Inc. (a) (b)	32,800	970,880
inVentiv Health, Inc. (b)	35,400	983,766
LifePoint Hospitals, Inc. (b)	35,600	1,007,480
Pediatrix Medical Group, Inc. (b)	42,400	2,087,352
PharMerica Corp. (b)	62,800	1,418,652
PSS World Medical, Inc. (a) (b)	52,400	854,120
Psychiatric Solutions, Inc. (a) (b)	47,000	1,778,480
Sun Healthcare Group, Inc. (b)	79,500	1,064,505
Sunrise Senior Living, Inc. (a) (b)	27,400	615,952
VCA Antech, Inc. (b)	57,700	1,602,906

		20,902,083

Health Care Technology—0.4%
Cerner Corp. (a) (b)	31,000	1,400,580
Phase Forward, Inc. (b)	32,700	587,619

		1,988,199

Hotels, Restaurants & Leisure—2.3%
Burger King Holdings, Inc.	82,100	2,199,459
Chipotle Mexican Grill, Inc. (a) (b)	24,100	1,816,176
Choice Hotels International, Inc. (a)	27,400	726,100
Orient-Express Hotels, Ltd. (Class A) (a)	26,800	1,164,192
Red Robin Gourmet Burgers, Inc. (a) (b)	49,500	1,373,130
Sonic Corp. (a) (b)	100,062	1,480,918
WMS Industries, Inc. (a) (b)	95,750	2,850,477

		11,610,452

Household Durables—0.3%
iRobot Corp. (a) (b)	20,000	274,800
Jarden Corp. (a) (b)	42,600	777,024
Tempur-Pedic International, Inc. (a)	59,200	462,352

		1,514,176

Household Products—0.5%
Church & Dwight Co., Inc.	48,200	2,716,070

Insurance—1.3%
HCC Insurance Holdings, Inc.	67,800	1,433,292
Max Capital Group, Ltd. (a)	39,000	831,870
Philadelphia Consolidated Holding Corp. (b)	59,800	2,031,406
StanCorp Financial Group, Inc.	47,800	2,244,688

		6,541,256

Security Description	Shares	Value*

Internet & Catalog Retail—1.1%
Blue Nile, Inc. (a) (b)	25,400	$1,080,008
priceline.com, Inc. (a) (b)	37,900	4,375,934

		5,455,942

Internet Software & Services—1.8%
Art Technology Group, Inc. (b)	127,400	407,680
DealerTrack Holdings, Inc. (a) (b)	41,000	578,510
Digital River, Inc. (a) (b)	53,200	2,052,456
j2 Global Communications, Inc. (a) (b)	59,800	1,375,400
Omniture, Inc. (a) (b)	32,649	606,292
SINA Corp. (a) (b)	41,700	1,774,335
ValueClick, Inc. (b)	84,100	1,274,115
Websense, Inc. (b)	50,700	853,788

		8,922,576

IT Services—3.5%
CACI International, Inc. (Class A) (b)	36,500	1,670,605
Cybersource Corp. (b)	123,900	2,072,847
Global Payments, Inc.	66,320	3,090,512
Heartland Payment Systems, Inc. (a)	82,900	1,956,440
NCI, Inc. (Class A) (b)	140,434	3,213,130
NeuStar, Inc. (Class A) (a) (b)	39,300	847,308
Perot Systems Corp. (Class A) (b)	116,800	1,753,168
RightNow Technologies, Inc. (a) (b)	113,200	1,547,444
SRA International, Inc. (b)	48,900	1,098,294

		17,249,748

Leisure Equipment & Products—0.3%
Polaris Industries, Inc. (a)	40,300	1,627,314

Life Sciences Tools & Services—2.8%
Dionex Corp. (a) (b)	12,400	822,988
Exelixis, Inc. (a) (b)	93,500	467,500
Illumina, Inc. (a) (b)	39,600	3,449,556
Invitrogen Corp. (b)	57,000	2,237,820
Parexel International Corp. (b)	81,700	2,149,527
PharmaNet Development Group, Inc. (a) (b)	22,100	348,517
Techne Corp. (b)	38,500	2,979,515
Varian, Inc. (b)	23,900	1,220,334

		13,675,757

Machinery—4.8%
Actuant Corp. (a)	165,100	5,175,885
Bucyrus International, Inc.	53,400	3,899,268
Chart Industries, Inc. (b)	37,900	1,843,456
Gardner Denver, Inc. (b)	35,000	1,988,000
Graco, Inc. (a)	38,600	1,469,502
Kaydon Corp. (a)	21,200	1,089,892
Kennametal, Inc.	28,400	924,420
RBC Bearings, Inc. (b)	32,800	1,092,896
Robbins & Myers, Inc.	32,700	1,630,749
The Middleby Corp. (a)	22,000	966,020
The Toro Co. (a)	49,000	1,630,230
Wabtec Corp.	47,400	2,304,588

		24,014,906

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Marine—0.3%
Horizon Lines, Inc. (a)	34,000	$338,300
Kirby Corp. (b)	19,000	912,000

		1,250,300

Media—0.8%
Interactive Data Corp.	35,800	899,654
John Wiley & Sons, Inc.	36,700	1,652,601
Marvel Entertainment, Inc. (a) (b)	45,100	1,449,514

		4,001,769

Metals & Mining—1.1%
Carpenter Technology Corp.	41,400	1,807,110
Cleveland-Cliffs, Inc. (a)	21,300	2,538,747
Compass Minerals International, Inc.	13,000	1,047,280

		5,393,137

Multiline Retail—0.5%
Big Lots, Inc. (a) (b)	73,100	2,283,644
Saks, Inc. (a) (b)	29,900	328,302

		2,611,946

Oil, Gas & Consumable Fuels—8.6%
Alpha Natural Resources, Inc. (b)	29,000	3,024,410
Bill Barrett Corp. (a) (b)	37,700	2,239,757
Cabot Oil & Gas Corp.	71,600	4,849,468
Comstock Resources, Inc. (b)	58,900	4,972,927
Foundation Coal Holdings, Inc.	51,400	4,553,012
Frontier Oil Corp. (a)	57,500	1,374,825
International Coal Group, Inc. (a) (b)	153,900	2,008,395
Mariner Energy, Inc. (a) (b)	76,136	2,814,748
Massey Energy Co.	56,900	5,334,375
Penn Virginia Corp.	59,800	4,510,116
PetroHawk Energy Corp. (b)	42,100	1,949,651
Petroquest Energy, Inc. (a) (b)	44,000	1,183,600
St. Mary Land & Exploration Co.	56,800	3,671,552

		42,486,836

Personal Products—1.4%
Alberto-Culver Co.	86,000	2,259,220
Chattem, Inc. (a) (b)	27,900	1,814,895
Herbalife, Ltd. (a)	45,000	1,743,750
NBTY, Inc. (b)	41,400	1,327,284

		7,145,149

Pharmaceuticals—1.0%
Medicis Pharmaceutical Corp. (a) (b)	34,800	723,144
Sciele Pharma, Inc. (a) (b)	25,100	485,685
The Medicines Co. (a) (b)	30,400	602,528
Valeant Pharmaceuticals International, Inc. (a)	79,500	1,360,245
ViroPharma, Inc. (a) (b)	35,300	390,418
Xenoport, Inc. (b)	31,800	1,241,154

		4,803,174

Security Description	Shares	Value*

Real Estate Investment Trusts—0.1%
PS Business Parks, Inc.	6,000	$309,600

Real Estate Management & Development—0.3%
Jones Lang LaSalle, Inc.	21,700	1,306,123

Road & Rail—0.5%
Landstar System, Inc.	47,400	2,617,428

Semiconductors & Semiconductor Equipment—4.8%
Advanced Energy Industries, Inc. (a) (b)	110,100	1,508,370
Cabot Microelectronics Corp. (a) (b)	22,000	729,300
Cohu, Inc. (a)	59,300	870,524
Cymer, Inc. (a) (b)	54,200	1,456,896
Diodes, Inc. (a) (b)	50,200	1,387,528
Entegris, Inc. (b)	140,500	920,275
Formfactor, Inc. (a) (b)	44,000	810,920
Integrated Device Technology, Inc. (b)	141,450	1,406,013
Intersil Corp.	57,164	1,390,229
Mattson Technology, Inc. (b)	80,300	382,228
Micrel, Inc. (a)	102,900	941,535
ON Semiconductor Corp. (a) (b)	386,000	3,539,620
Pericom Semiconductor Corp. (b)	40,500	601,020
PMC-Sierra, Inc. (a) (b)	136,000	1,040,400
Semtech Corp. (b)	105,300	1,481,571
Standard Microsystems Corp. (a) (b)	18,000	488,700
Varian Semiconductor Equipment Associates, Inc. (b)	89,850	3,128,577
Verigy, Ltd. (b)	46,500	1,056,015
Virage Logic Corp. (a) (b)	65,400	468,264

		23,607,985

Software—6.3%
Actuate Corp. (b)	176,400	689,724
Ansoft Corp. (b)	52,400	1,907,360
Ansys, Inc. (b)	66,500	3,133,480
Blackboard, Inc. (b)	52,600	2,010,898
Epicor Software Corp. (a) (b)	76,300	527,233
FactSet Research Systems, Inc. (a)	49,200	2,772,912
Informatica Corp. (b)	190,700	2,868,128
Jack Henry & Associates, Inc.	46,000	995,440
Kenexa Corp. (a) (b)	56,500	1,064,460
Lawson Software, Inc. (b)	72,900	529,983
Macrovision Solutions Corp. (a) (b)	69,300	1,036,728
MICROS Systems, Inc. (b)	83,300	2,539,817
Monotype Imaging Holdings, Inc. (b)	33,600	409,248
Parametric Technology Corp. (b)	82,700	1,378,609
Progress Software Corp. (b)	29,500	754,315
Quest Software, Inc. (b)	68,000	1,007,080
SPSS, Inc. (a) (b)	37,200	1,352,964
Sybase, Inc. (b)	39,700	1,167,974
Synopsys, Inc. (b)	44,400	1,061,604
Taleo Corp. (a) (b)	81,870	1,603,833
THQ, Inc. (a) (b)	31,900	646,294
TIBCO Software, Inc. (a) (b)	103,900	794,835
Wind River Systems, Inc. (b)	69,000	751,410

		31,004,329

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock—(Continued)

Security Description	Shares	Value*

Specialty Retail—2.3%
A.C. Moore Arts & Crafts, Inc. (a) (b)	45,950	$323,948
Aeropostale, Inc. (b)	70,050	2,194,666
GameStop Corp. (Class A) (b)	19,300	779,720
Guess?, Inc.	27,500	1,029,875
Hibbett Sports, Inc. (a) (b)	34,350	724,785
J. Crew Group, Inc. (a) (b)	42,400	1,399,624
JoS. A. Bank Clothiers, Inc. (a) (b)	18,600	497,550
The Gymboree Corp. (b)	73,100	2,929,117
Tractor Supply Co. (a) (b)	33,500	972,840
Zumiez, Inc. (a) (b)	18,800	311,704

		11,163,829

Textiles, Apparel & Luxury Goods—1.9%
Deckers Outdoor Corp. (a) (b)	13,900	1,934,880
Fossil, Inc. (a) (b)	67,049	1,949,114
Hanesbrands, Inc. (b)	87,000	2,361,180
Iconix Brand Group, Inc. (a) (b)	78,000	942,240
The Warnaco Group, Inc. (b)	55,100	2,428,257

		9,615,671

Trading Companies & Distributors—0.5%
Beacon Roofing Supply, Inc. (a) (b)	69,500	737,395
MSC Industrial Direct Co., Inc. (Class A)	35,800	1,579,138

		2,316,533

Security Description	Shares	Value*

Wireless Telecommunication Services—1.4%
Leap Wireless International, Inc. (a) (b)	40,800	$1,761,336
SBA Communications Corp. (a) (b)	129,100	4,648,891
Syniverse Holdings, Inc. (b)	40,100	649,620

		7,059,847

Total Common Stock (Identified Cost $469,346,019)		493,156,402

Short Term Investments—24.1%

Mutual Funds—24.1%
State Street Navigator Securities Lending Prime Portfolio (c)	118,398,831	118,398,831
T. Rowe Price Reserve Investment Fund (d)	831,315	831,315

Total Short Term Investments (Identified Cost $119,230,146)		119,230,146

Total Investments—123.6% (Identified Cost $588,576,165) (e)		612,386,548
Liabilities in excess of other assets		(116,827,764)

Total Net Assets—100%		$495,558,784

(a)	A portion or all of the security was held on loan. As of June 30, 2008, the market value of securities loaned was $117,915,678 and the collateral received consisted of cash in the amount of $118,398,831 and non-cash collateral with a value of $4,616,169. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(b)	Non-Income Producing.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	Affiliated Issuer. See below.
(e)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $588,576,165 and the composition of unrealized appreciation and depreciation of investment securities was $70,428,720 and $(46,618,337), respectively.

Affiliated Issuer
Security Description	Number of Shares Held at 12/31/2007	Shares Purchased Since 12/31/2007	Shares Sold Since 12/31/2007	Number of Shares Held at 06/30/2008	Realized Gain/Loss on Shares Sold	Income for Period Ended 06/30/2008
T. Rowe Price Reserve Investment Fund	3,756,232	38,743,599	(41,668,516)	831,315	$0	$38,448

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$612,386,548	$0
Level 2 - Other Significant Observable Inputs	0	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$612,386,548	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

MSF-9

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a) (b)		$612,386,548
Receivable for:
Securities sold		4,696,480
Fund shares sold		533,880
Accrued interest and dividends		71,720

Total Assets		617,688,628
Liabilities
Payable for:
Securities purchased	$2,674,986
Fund shares redeemed	710,212
Collateral for securities loaned	118,398,831
Accrued expenses:
Management fees	203,094
Service and distribution fees	47,150
Other expenses	95,571

Total Liabilities		122,129,844

Net Assets		$495,558,784

Net assets consists of:
Capital paid in		$457,292,639
Undistributed net investment income		240,523
Accumulated net realized gains		14,215,239
Unrealized appreciation on investments		23,810,383

Net Assets		$495,558,784

Computation of offering price:
Class A
Net asset value and redemption price per share ($268,787,503 divided by 19,749,097 shares outstanding)		$13.61

Class B
Net asset value and redemption price per share ($211,768,262 divided by 15,994,743 shares outstanding)		$13.24

Class E
Net asset value and redemption price per share ($15,003,019 divided by 1,124,195 shares outstanding)		$13.35

(a) Identified cost of investments		$588,576,165

(b)	Includes cash collateral for securities loaned of $118,398,831.

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends		$1,044,925
Interest		435,967 (a)

		1,480,892
Expenses
Management fees	$987,725
Service and distribution fees—Class B	135,511
Service and distribution fees—Class E	11,214
Directors’ fees and expenses	14,852
Custodian	35,545
Audit and tax services	17,920
Legal	3,007
Printing	62,372
Insurance	2,246
Miscellaneous	4,055

Total Expenses	1,274,447
Expense reductions	(366)
Management fee waivers	(33,712)	1,240,369

Net Investment Income		240,523

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net		14,483,314
Change in unrealized depreciation on:
Investments—net		(29,383,473)

Net loss		(14,900,159)

Net Decrease in Net Assets From Operations		$(14,659,636)

(a)	Includes income on securities loaned of $397,094.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income (loss)	$240,523	$(618,086)
Net realized gain	14,483,314	71,786,255
Change in unrealized depreciation	(29,383,473)	(31,913,290)

Increase (decrease) in net assets from operations	(14,659,636)	39,254,879

From Distributions to Shareholders
Net realized gain
Class A	(47,824,507)	0
Class B	(9,541,030)	0
Class E	(2,721,485)	0

Total distributions	(60,087,022)	0

Increase (decrease) in net assets from capital share transactions	204,833,570	(86,751,199)

Total increase (decrease) in net assets	130,086,912	(47,496,320)

Net Assets
Beginning of the period	365,471,872	412,968,192

End of the period	$495,558,784	$365,471,872

Undistributed Net Investment Income
End of the period	$240,523	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	667,979	$9,552,264	2,902,264	$48,368,155
Reinvestments	3,579,679	47,824,507	0	0
Redemptions	(1,554,053)	(22,869,329)	(8,064,495)	(136,495,142)

Net increase (decrease)	2,693,605	$34,507,442	(5,162,231)	$(88,126,987)

Class B
Sales	13,039,474	$172,888,381	995,536	$16,637,781
Reinvestments	733,925	9,541,030	0	0
Redemptions	(996,932)	(13,907,326)	(709,679)	(11,749,801)

Net increase	12,776,467	$168,522,085	285,857	$4,887,980

Class E
Sales	79,445	$1,174,362	148,888	$2,517,344
Reinvestments	207,588	2,721,485	0	0
Redemptions	(142,125)	(2,091,804)	(362,937)	(6,029,536)

Net increase (decrease)	144,908	$1,804,043	(214,049)	$(3,512,192)

Increase (decrease) derived from capital share transactions		$204,833,570		$(86,751,199)

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.26		$15.72		$15.13	$13.63	$12.27	$8.71

Income From Investment Operations
Net investment income (loss)	0.02	(a)	(0.02	)(a)	(0.03)	(0.02)	(0.04)	(0.04)
Net realized and unrealized gain (loss) of investments	(0.76)		1.56		0.62	1.52	1.40	3.60

Total from investment operations	(0.74)		1.54		0.59	1.50	1.36	3.56

Less Distributions
Distributions from net realized capital gains	(2.91)		0.00		0.00	0.00	0.00	0.00

Total distributions	(2.91)		0.00		0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$13.61		$17.26		$15.72	$15.13	$13.63	$12.27

Total Return (%)	(4.0	)(b)	9.9		3.9	11.0	11.1	40.9
Ratio of operating expenses to average net assets before expense reductions (%)	0.56	(c)	0.57		0.59	0.60	0.60	0.63
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.56	(c)	0.57		0.59	0.59	0.60	0.63
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	0.58	(c)	0.59		0.60	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.14	(c)	(0.12)		(0.19)	(0.14)	(0.31)	(0.39)
Portfolio turnover rate (%)	108	(c)	51		38	31	28	25
Net assets, end of period (000)	$268,788		$294,458		$349,258	$318,845	$312,834	$297,728

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$16.89		$15.42		$14.88	$13.44	$12.11	$8.59

Income From Investment Operations
Net investment income (loss)	0.01	(a)	(0.06	)(a)	(0.05)	(0.04)	(0.03)	(0.01)
Net realized and unrealized gain (loss) of investments	(0.75)		1.53		0.59	1.48	1.36	3.53

Total from investment operations	(0.74)		1.47		0.54	1.44	1.33	3.52

Less Distributions
Distributions from net realized capital gains	(2.91)		0.00		0.00	0.00	0.00	0.00

Total distributions	(2.91)		0.00		0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$13.24		$16.89		$15.42	$14.88	$13.44	$12.11

Total Return (%)	(4.1	)(b)	9.5		3.6	10.7	11.0	41.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.81	(c)	0.82		0.84	0.84	0.85	0.88
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.81	(c)	0.82		0.84	0.84	0.85	0.88
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	0.83	(c)	0.84		0.85	N/A	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.10	(c)	(0.36)		(0.44)	(0.40)	(0.52)	(0.59)
Portfolio turnover rate (%)	108	(c)	51		38	31	28	25
Net assets, end of period (000)	$211,768		$54,366		$45,213	$30,357	$15,516	$152

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2008		Year ended December 31,
			2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.00		$15.50		$14.95	$13.49	$12.15	$8.64

Income From Investment Operations
Net investment income (loss)	0.00	(a)	(0.04	)(a)	(0.06)	(0.04)	(0.05)	(0.03)
Net realized and unrealized gain (loss) of investments	(0.74)		1.54		0.61	1.50	1.39	3.54

Total from investment operations	(0.74)		1.50		0.55	1.46	1.34	3.51

Less Distributions
Distributions from net realized capital gains	(2.91)		0.00		0.00	0.00	0.00	0.00

Total distributions	(2.91)		0.00		0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$13.35		$17.00		$15.50	$14.95	$13.49	$12.15

Total Return (%)	(4.1	)(b)	9.7		3.7	10.8	11.0	40.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.71	(c)	0.72		0.74	0.74	0.75	0.78
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.71	(c)	0.72		0.74	0.74	0.75	0.78
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%) (e)	0.73	(c)	0.74		0.75	N/A	N/A	N/A
Ratio of net investment loss to average net assets (%)	(0.01	)(c)	(0.26)		(0.35)	(0.30)	(0.45)	(0.52)
Portfolio turnover rate (%)	108	(c)	51		38	31	28	25
Net assets, end of period (000)	$15,003		$16,647		$18,497	$19,910	$18,321	$11,353

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	See Note 4 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-14

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-15

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk is associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

MSF-16

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards	Total
$—	$60,035,800	$52,977,002	$—	$113,012,802

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$365,481,335	$0	$219,031,353

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolio’s average daily net asset levels
$987,725	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers:

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investor Series Trust (“MIST”), in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

MSF-17

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the six months ended June 30, 2008 are shown as management fee waivers in the Statement of Operations of the respective Portfolios.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2008 are footnoted in the Schedule of Investments.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-18

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-19

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned -2.8%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index1, which returned 1.1%. The average return of its peer group, the Lipper Variable Insurance Products General Bond Funds Universe 2, was -0.3% over the same period.

PORTFOLIO REVIEW

The Federal Reserve intensified its campaign against downside risks to growth. The funds rate was reduced a cumulative 225 basis points (325 bps for the cycle) and a number of new lending facilities, designed to meet the liquidity demands of financial intermediaries across the full banking spectrum, were implemented. The six month period ended with the market contemplating the timing of rate hikes in the face of an extraordinary run-up in commodity prices. Volatility remained high and the TED spread (the price difference between three month futures contracts for U.S. Treasuries and three month contracts for Eurodollars with the same expiration month), a measure of systemic risk, held at nearly three times year-ago levels before contracting gradually following the Bear Stearns rescue. Economic data was negative, though better than generally expected. Sales of new and existing homes continued to fall—despite significant home price depreciation—and GDP growth continued to be hampered by deep cuts in homebuilding. Consumer confidence fell as labor market conditions deteriorated, though fiscal stimulus seems to have given household spending a temporary boost. Headline inflation measures remained elevated—oil prices surged 46%—but core inflation eased a touch. The U.S. dollar lost roughly 5.5% against a trade-weighted basket of currencies, although it did show some signs of stability in the final months of the period. Credit spreads widened to historic levels through mid-March before rebounding during April and May. June saw spreads give back some of those gains as the idea that monetary policy may become more restrictive despite rising unemployment, plunging home values, and ongoing restricted credit extension was too much for investors to stomach.

Our strategies produced negative results. A large overweight exposure to the mortgage-backed sector detracted from returns despite some recovery in the agency pass-through market following the Bear Stearns rescue. We had selected a number of non-agency issues which continued to underperform due to rising defaults and uncertainty in that marketplace. An overweight exposure to lower-quality corporate bonds, with an emphasis on financial issues, also had a negative impact. Spreads widened to new all-time highs in mid-March before partially recovering in April and May. The high-yield sector, where allowed, performed poorly on news of more rating downgrades and a volatile and declining stock market. A modest exposure to international bonds in other advanced economies had a negative impact as the flight-to-safety outside the U.S. has been minimal relative to U.S. Treasury markets. A moderately long duration strategy, with a concentration on short-dated yields, added slightly to returns as Treasuries rallied in the early part of the year. A small Treasury Inflation Protected Securities (TIPS) exposure had a positive impact on performance following a commodity-driven rise in headline inflation.

* The views expressed above are those of the subadvisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-1

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE

LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of June 30, 2008

	Western Asset Management Strategic Bond Opportunities Portfolio			Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
6 Months	-2.8%	-2.9%	-2.8%	1.1%
1 Year	0.8	0.6	0.7	7.1
5 Year	3.8	3.5	3.6	3.9
10 Year	5.2	—	—	5.7
Since Inception	—	6.1	5.6	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2008

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	15.7%
Government National Mortgage Association	3.9%
Federal Home Loan Mortgage Corp.	3.7%
WaMu Mortgage Pass-Through Certificates	2.1%
Ford Motor Credit Co.	1.7%
U.S. Treasury Inflation Indexed Bonds	1.7%
Energy Future Holdings Corp.	1.7%
Prime Mortgage Trust	1.6%
Banc of America Mortgage Securities, Inc.	1.5%
GMAC, LLC	1.4%

Top Sectors

% of Total Market Value
Residential Mortgage-Backed	35.3%
High Yield	32.1%
Investment Grade Corporates	19.1%
Cash & Equivalents	4.5%
Government Issues	3.0%
Commercial Mortgage-Backed	2.8%
Index-Linked	2.1%
Asset Backed	1.1%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
Western Asset Mgt. Strategic Bond Opportunities—Class A	Actual	0.64%	$1,000.00	$972.50	$3.14
	Hypothetical	0.64%	$1,000.00	$1,021.64	$3.22

Western Asset Mgt. Strategic Bond Opportunities—Class B	Actual	0.89%	$1,000.00	$971.50	$4.36
	Hypothetical	0.89%	$1,000.00	$1,020.38	$4.47

Western Asset Mgt. Strategic Bond Opportunities—Class E	Actual	0.79%	$1,000.00	$971.70	$3.87
	Hypothetical	0.79%	$1,000.00	$1,020.88	$3.97

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—105.0% of Total Net Assets

Security Description	Face Amount	Value*

Aerospace & Defense—0.5%
DRS Technologies, Inc. 6.625%, 02/01/16	$375,000	$380,625
L-3 Communications Corp. 6.375%, 10/15/15	3,845,000	3,595,075
7.625%, 06/15/12	400,000	404,000
Sequa Corp. 11.750%, 12/01/15	660,000	587,400
13.500%, 12/01/15	660,000	610,500

		5,577,600

Airlines—0.3%
Continental Airlines, Inc. 6.541%, 09/15/08	6,318	6,318
Delta Airlines, Inc. 6.821%, 08/10/22	972,839	812,321
Northwest Airlines, Inc. 4.030%, 05/20/14 (a)	2,429,316	2,113,675

		2,932,314

Asset Backed—5.8%
ACE Securities Corp. 2.613%, 02/25/31 (a)	2,527,336	2,206,902
Amortizing Residential Collateral Trust 3.683%, 08/25/32 (a)	109,629	38,129
Asset Backed Securities Corp. 5.321%, 04/15/33 (a)	58,348	42,063
Bear Stearns Asset Backed Securities Trust 2.853%, 01/25/34 (a)	101,022	85,425
3.733%, 08/25/37 (a)	3,827,461	3,270,068
6.000%, 10/25/36	6,052,824	5,289,441
6.500%, 10/25/36	6,048,684	4,779,791
Countrywide Asset Backed Certificates 3.733%, 06/25/34 (a)	277,563	156,569
Countrywide Home Equity Loan Trust 2.611%, 12/25/31 (a)	2,907,337	1,834,980
Ellington Loan Acquisition Trust (144A) 3.483%, 05/25/37 (a)	4,116,314	3,793,397
3.733%, 05/25/37 (a)	4,400,000	2,512,367
GMAC Mortgage Corp. Loan Trust 2.693%, 11/25/36 (a)	9,964,063	5,126,264
Green Tree Financial Corp. 7.070%, 01/15/29	357,264	354,038
GSAMP Trust 2.573%, 07/05/36 (a)	1,271,126	658,530
GSAMP Trust (144A) 2.593%, 05/25/36 (a)	2,322,718	2,090,516
GSRPM Mortgage Loan Trust (144A) 2.783%, 03/25/35 (a)	2,317,408	1,853,555
Indymac Seconds Asset Backed Trust 2.613%, 06/25/36 (a)	2,947,620	1,112,939
Lehman XS Trust 2.513%, 06/25/37 (a)	2,273,400	1,900,771
2.613%, 06/25/37 (a)	6,409,612	5,680,213

Security Description	Face Amount	Value*

Asset Backed—(Continued)
Long Beach Mortgage Loan Trust 2.623%, 11/25/35 (a)	$945,069	$935,542
3.001%, 01/21/31 (a)	51,453	45,391
Mid-State Trust 7.340%, 07/01/35	526,327	530,479
Morgan Stanley IXIS Real Estate Capital Trust 2.513%, 07/25/36 (a)	349,254	348,322
Nelnet Student Loan Trust 4.100%, 04/25/24 (a)	1,680,000	1,684,368
RAAC Series (144A) 2.733%, 08/25/35 (a)	2,503,685	2,127,032
SACO I Trust 2.613%, 06/25/36 (a)	2,705,768	910,425
Sail Net Interest Margin Notes (144A) 5.500%, 03/27/34 (b)	35,690	0
7.750%, 04/27/33 (b)	783	0
SLM Student Loan Trust 2.910%, 07/25/17 (a)	2,741,219	2,731,019
2.920%, 04/25/18 (a)	11,078	11,077
Structured Asset Securities Corp. 2.643%, 11/25/37 (a)	2,771,298	2,498,064
Structured Asset Securities Corp. (144A) 2.593%, 02/25/36 (a)	3,013,477	815,817
Washington Mutual Master Note Trust (144A) 2.501%, 09/16/13 (a)	4,150,000	3,909,118

		59,332,612

Auto Components—0.7%
Allison Transmission 11.000%, 11/01/15 (c)	1,100,000	984,500
11.250%, 11/01/15 (c)	3,000,000	2,595,000
Keystone Automotive Operations, Inc. 9.750%, 11/01/13 (c)	1,465,000	703,200
Visteon Corp. 8.250%, 08/01/10 (c)	971,000	864,190
12.250%, 12/31/16 (c)	2,508,000	2,006,400

		7,153,290

Automobiles—0.9%
Ford Motor Co. 6.625%, 10/01/28	135,000	72,225
7.450%, 07/16/31 (c)	5,045,000	2,938,712
8.900%, 01/15/32 (c)	105,000	67,200
General Motors Corp. 8.250%, 07/15/23 (c)	685,000	399,013
8.375%, 07/15/33 (c)	10,580,000	6,268,650

		9,745,800

Building Products—1.4%
Associated Materials, Inc. 0/11.500%, 03/01/14 (c) (d)	1,165,000	768,900
9.750%, 04/15/12	5,830,000	5,771,700
Norcraft Cos., L.P. 9.000%, 11/01/11 (c)	4,635,000	4,658,175

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Building Products—(Continued)
Norcraft Holdings, L.P. 0/9.750%, 09/01/12 (d)	$225,000	$209,531
Nortek, Inc. 8.500%, 09/01/14 (c)	3,980,000	2,547,200

		13,955,506

Capital Markets—0.8%
Lehman Brothers Holdings, Inc. 6.750%, 12/28/17	2,890,000	2,714,938
Morgan Stanley 3.184%, 10/18/16 (a) (c)	490,000	425,044
5.625%, 01/09/12	1,290,000	1,290,957
The Bear Stearns Cos., Inc. 5.550%, 01/22/17 (c)	1,130,000	1,044,376
7.250%, 02/01/18	1,910,000	1,993,209
The Goldman Sachs Group, L.P. 4.500%, 06/15/10	1,110,000	1,111,490

		8,580,014

Chemicals—0.1%
Georgia Gulf Corp. 9.500%, 10/15/14 (c)	1,190,000	889,525
Key Plastics, LLC (144A) 10.250%, 03/15/17	250,000	250

		889,775

Commercial Banks—2.1%
Capital One Bank 5.750%, 09/15/10	50,000	49,823
Glitnir Banki Hf (144A) 6.330%, 07/28/11	720,000	583,992
6.693%, 06/15/16 (a)	1,400,000	900,284
HSBK Europe B.V. (144A) 9.250%, 10/16/13 (c)	1,690,000	1,698,450
ICICI Bank, Ltd. 6.375%, 04/30/22 (a) (c)	939,000	839,616
ICICI Bank, Ltd. (144A) 6.375%, 04/30/22 (a)	844,000	756,368
Kaupthing Bank Hf 7.625%, 02/28/15	5,920,000	5,347,536
Kaupthing Bank Hf (144A) 5.750%, 10/04/11	350,000	283,355
7.125%, 05/19/16	450,000	317,118
Landsbanki Islands Hf (144A) 6.100%, 08/25/11	2,000,000	1,763,252
Royal Bank of Scotland Group, Plc. 7.640%, 03/31/49 (a)	500,000	457,165
Royal Bank of Scotland Group, Plc. (144A) 6.990%, 10/29/49 (a)	790,000	711,022
Santander Issuances S.A. Unipersonal (144A) 5.805%, 06/20/16 (a)	1,180,000	1,140,180
Shinsei Finance Cayman, Ltd. (144A) 6.418%, 01/29/49 (a)	1,100,000	772,521
TuranAlem Finance BV 8.250%, 01/22/37	1,620,000	1,354,725

Security Description	Face Amount	Value*

Commercial Banks—(Continued)
TuranAlem Finance BV (144A) 8.250%, 01/22/37	$2,490,000	$2,079,150
Wachovia Corp. 5.250%, 08/01/14	3,110,000	2,895,684

		21,950,241

Commercial Mortgage-Backed Securities—17.8%
American Home Mortgage Investment Trust 5.294%, 06/25/45	3,672,211	3,088,767
Banc of America Funding Corp. 2.652%, 05/20/36 (a)	1,648,897	1,305,467
Banc of America Mortgage Securities, Inc. 4.805%, 09/25/35 (a)	4,636,518	4,524,671
5.172%, 12/25/34 (a)	10,878,903	10,627,383
Bear Stearns Adjustable Rate Mortgage Trust 4.650%, 10/25/35 (a)	2,700,000	2,500,898
Bear Stearns Structured Products, Inc. (144A) 3.083%, 09/25/37 (a)	8,731,507	8,300,956
Citigroup Mortgage Loan Trust, Inc. 5.701%, 12/25/35 (a)	6,180,108	5,593,642
Commercial Mortgage Asset Trust 7.350%, 01/17/32	475,000	508,097
Commercial Mortgage Pass-Through Certificates (144A) 5.447%, 07/16/34	602,908	605,355
Countrywide Alternative Loan Trust 2.682%, 07/25/36 (a)	3,976,815	2,401,358
2.683%, 05/25/36 (a)	2,804,257	1,966,152
2.813%, 11/20/35 (a)	5,083,469	3,717,591
Credit Suisse Mortgage Capital Certificates 5.609%, 02/15/39 (a)	3,270,000	3,149,297
Crusade Global Trust 3.003%, 09/18/34 (a)	520,941	512,318
EMC Mortgage Loan Trust (144A) 2.933%, 05/25/43 (a)	3,063,464	2,516,850
3.183%, 01/25/41 (a)	700,000	471,394
First Union National Bank Commercial Mortgage 0.810%, 05/17/32 (a) (e)	10,551,807	156,045
Greenpoint Mortgage Funding Trust 2.563%, 03/25/37 (a)	6,137,046	4,468,756
GSMPS Mortgage Loan Trust (144A) 2.833%, 01/25/35 (a)	1,633,825	1,477,312
GSR Mortgage Loan Trust 5.178%, 01/25/36 (a)	3,745,929	3,657,032
5.406%, 10/25/35 (a)	866,139	842,401
Harborview Mortgage Loan Trust 2.703%, 06/25/37 (a)	7,572,054	5,151,096
2.733%, 01/19/36 (a)	2,405,594	1,799,193
3.483%, 08/19/37 (a)	7,343,198	5,499,541
Impac Secured Assets CMN Owner Trust 2.803%, 03/25/36 (a)	2,799,607	2,086,798
2.833%, 08/25/36 (a)	540,348	441,588
Indymac INDA Mortgage Loan Trust 6.255%, 11/25/37 (a)	3,966,636	3,685,548

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Indymac Index Mortgage Loan Trust 2.843%, 01/25/35 (a)	$1,594,083	$1,323,510
5.987%, 08/25/37 (a)	5,798,559	4,427,378
6.279%, 03/25/35 (a)	1,420,415	1,271,356
JPMorgan Chase Commercial Mortgage Securities Corp. 5.814%, 06/12/43	4,960,000	4,838,675
LB-UBS Commercial Mortgage Trust 5.430%, 02/15/40	7,970,000	7,410,322
Luminent Mortgage Trust 2.673%, 05/25/46 (a)	3,305,121	2,364,580
MASTR Seasoned Securities Trust 6.498%, 10/25/32 (a)	725,103	703,575
Merit Securities Corp. (144A) 3.883%, 09/28/32 (a)	765,285	711,258
Merrill Lynch Mortgage Investors, Inc. 5.031%, 05/25/34 (a)	1,187,571	1,128,782
Merrill Lynch Mortgage Trust 5.842%, 05/12/39 (a)	1,890,000	1,838,912
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.485%, 03/12/51 (a)	2,070,000	1,927,747
5.810%, 06/12/50 (a)	6,940,000	6,589,175
Morgan Stanley Capital I 5.692%, 04/15/49	2,240,000	2,112,306
Morgan Stanley Mortgage Loan Trust 2.633%, 03/25/36 (a)	1,856,218	999,025
2.803%, 01/25/35 (a)	2,151,014	1,738,221
5.490%, 06/26/36 (a)	3,494,998	3,416,676
Novastar Mortgage-Backed Notes 2.673%, 06/25/36 (a)	3,176,846	2,262,426
Prime Mortgage Trust (144A) 6.000%, 05/25/35	1,367,252	1,343,066
6.000%, 11/25/36	5,404,912	5,184,176
Prime Mortgage Trust (Class 1) (144A) 5.500%, 05/25/35	3,025,503	2,918,612
Prime Mortgage Trust (Class 2) (144A) 5.500%, 05/25/35	7,617,310	7,120,814
RBSGC Mortgage Pass Through Certificates 2.933%, 01/25/37 (a)	3,315,345	2,481,495
Structured Adjustable Rate Mortgage Loan Trust 5.188%, 01/25/35 (a)	1,910,267	1,808,783
5.651%, 09/25/35 (a)	3,052,202	2,345,192
Structured Asset Mortgage Investments, Inc. 6.830%, 08/25/35 (a)	310,066	243,371
Thornburg Mortgage Securities Trust 2.713%, 12/25/35 (a)	2,009,216	1,994,572
WaMu Mortgage Pass-Through Certificates 2.753%, 12/25/45 (a)	4,911,608	3,849,419
2.763%, 11/25/45 (a)	3,459,253	2,614,834
2.773%, 07/25/45 (a)	65,340	52,471
2.773%, 10/25/45 (a)	2,018,106	1,571,295
5.358%, 08/25/36	6,887,779	6,423,087
5.502%, 04/25/37 (a)	2,840,066	2,721,699
5.665%, 03/25/37 (a)	3,188,285	2,958,929

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
WaMu Mortgage Pass-Through Certificates 5.933%, 09/25/36 (a)	$1,788,189	$1,678,286
Wells Fargo Mortgage Backed Securities Trust 4.539%, 02/25/35 (a)	5,339,700	5,263,811
4.543%, 06/25/35 (a)	512,050	503,121
5.241%, 05/25/36 (a)	1,298,177	1,278,013
Zuni Mortgage Loan Trust 2.613%, 06/25/36 (a)	2,288,201	2,183,404

		182,657,880

Commercial Services & Supplies—1.6%
Allied Waste North America, Inc. 7.875%, 04/15/13	75,000	76,313
Corrections Corp. of America 6.250%, 03/15/13	150,000	144,375
6.750%, 01/31/14	275,000	271,562
DynCorp International 9.500%, 02/15/13	730,000	730,000
H&E Equipment Services, Inc. 8.375%, 07/15/16 (c)	500,000	437,500
Hertz Corp. 8.875%, 01/01/14 (c)	2,190,000	2,003,850
10.500%, 01/01/16 (c)	4,980,000	4,531,800
Interface, Inc. 10.375%, 02/01/10	650,000	682,500
RSC Equipment Rental, Inc. 9.500%, 12/01/14 (c)	5,250,000	4,383,750
Safety-Kleen Services, Inc. 9.250%, 06/01/08 (f) (g)	250,000	25
Service Corp. International 7.500%, 04/01/27	330,000	280,500
7.625%, 10/01/18	125,000	124,687
U.S. Investigations Services, Inc. (144A) 11.750%, 05/01/16	1,440,000	1,238,400
Waste Management, Inc. 6.375%, 11/15/12	1,290,000	1,323,633

		16,228,895

Communications Equipment—0.0%
Intelsat Bermuda, Ltd. 11.250%, 06/15/16	500,000	506,250

Construction & Engineering—0.4%
K Hovananian Enterprises, Inc. (144A) 11.500%, 05/01/13	3,895,000	4,041,062

Consumer Finance—0.8%
American Express Co. 6.800%, 09/01/66 (a)	3,550,000	3,282,131
SLM Corp. 5.000%, 10/01/13	1,565,000	1,353,199
5.000%, 04/15/15	60,000	50,771
5.050%, 11/14/14	310,000	263,280
5.375%, 05/15/14	2,955,000	2,596,062
5.625%, 08/01/33	295,000	222,120

		7,767,563

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Containers & Packaging—0.1%
Graham Packaging Co., Inc. 8.500%, 10/15/12	$280,000	$265,300
9.875%, 10/15/14 (c)	120,000	106,200
Graphic Packaging International Corp. 9.500%, 08/15/13 (c)	300,000	286,500
Plastipak Holdings, Inc. (144A) 8.500%, 12/15/15	200,000	185,000
Radnor Holdings Corp. 11.000%, 03/15/10 (f)	175,000	219

		843,219

Diversified Financial Services—11.3%
AGFC Capital Trust I (144A) 6.000%, 01/15/67 (a)	815,000	646,726
AIFUL Corp. (144A) 5.000%, 08/10/10	800,000	711,661
American General Finance Corp. 6.900%, 12/15/17	610,000	531,655
Anadarko Finance Co. 7.500%, 05/01/31	1,500,000	1,607,908
BAC Capital Trust XIV 5.630%, 12/31/49 (a)	2,520,000	1,966,432
Bank of America Corp. 5.420%, 03/15/17	1,700,000	1,554,883
8.000%, 12/29/49 (a)	1,610,000	1,508,361
Basell AF SCA (144A) 8.375%, 08/15/15	3,860,000	2,451,100
Citigroup, Inc. 5.500%, 04/11/13	6,540,000	6,382,890
6.875%, 03/05/38	2,720,000	2,624,786
Credit Suisse Guernsey, Ltd. 5.860%, 05/29/49 (a)	500,000	416,824
Deutsche Telekom International Finance BV 5.750%, 03/23/16 (c)	820,000	800,085
Devon Financing Corp., U.L.C. 6.875%, 09/30/11	3,680,000	3,905,801
El Paso Performance-Linked Trust (144A) 7.750%, 07/15/11	1,940,000	1,954,418
FMC Finance III S.A. 6.875%, 07/15/17	750,000	736,875
Ford Motor Credit Co. 7.375%, 10/28/09	5,150,000	4,690,512
7.800%, 06/01/12	10,000,000	7,734,060
7.875%, 06/15/10	1,975,000	1,704,735
8.026%, 06/15/11 (a)	904,000	735,630
12.000%, 05/15/15	3,010,000	2,647,798
General Electric Capital Corp. 6.375%, 11/15/67 (a)	6,110,000	5,778,893
GMAC, LLC 5.625%, 05/15/09 (c)	1,410,000	1,305,518
5.850%, 01/14/09 (c)	370,000	351,345
6.625%, 05/15/12	5,090,000	3,491,827
6.750%, 12/01/14	670,000	442,498
6.875%, 09/15/11	11,325,000	8,137,828
7.250%, 03/02/11	40,000	29,400

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
GMAC, LLC 8.000%, 11/01/31 (c)	$1,650,000	$1,073,454
Goldman Sachs Capital II 5.793%, 12/29/49 (a)	3,880,000	2,697,997
Hawker Beechcraft Acquisition Co., LLC. 8.875%, 04/01/15	5,420,000	5,447,103
HSBC Finance Capital Trust IX 5.911%, 11/30/35 (a)	50,000	40,082
ILFC E-Capital Trust II (144A) 6.250%, 12/21/65 (a)	330,000	275,439
Intergas Finance BV 6.375%, 05/14/17	2,450,000	2,180,500
International Lease Finance Corp. 5.875%, 05/01/13	50,000	44,609
John Deere Capital Corp. 5.100%, 01/15/13 (c)	2,000,000	2,020,684
JPMorgan Chase & Co. 5.125%, 09/15/14	2,740,000	2,664,192
5.150%, 10/01/15	1,430,000	1,376,881
6.625%, 03/15/12	70,000	72,186
KAC Aquisition Co. (144A) Zero Coupon, 04/26/26 (b) (g)	3,316	0
Lehman Brothers Holdings Capital Trust VII 5.857%, 11/29/49 (a)	3,780,000	2,466,450
Lehman Brothers Holdings E-Capital Trust I 3.499%, 08/19/65 (a)	1,080,000	798,513
Leucadia National Corp. 8.125%, 09/15/15 (c)	520,000	522,600
Level 3 Financing, Inc. 9.250%, 11/01/14	4,015,000	3,653,650
NXP Funding, LLC 9.500%, 10/15/15 (c)	205,000	178,350
Petrobras International Finance Co. 6.125%, 10/06/16	1,190,000	1,190,000
Residential Capital, LLC 8.500%, 05/15/10	567,000	476,280
9.625%, 05/15/15	4,040,000	1,959,400
Rio Tinto Finance USA, Ltd. 6.500%, 07/15/18	2,160,000	2,166,553
RSHB Capital S.A. for OJSC Russian Agricultural Bank (144A) 6.299%, 05/15/17	570,000	525,910
Sprint Capital Corp. 6.900%, 05/01/19	30,000	26,325
8.375%, 03/15/12	1,725,000	1,707,750
8.750%, 03/15/32	160,000	152,400
SunTrust Capital VIII 6.100%, 12/01/66 (a)	650,000	516,225
Telecom Italia Capital S.A. 5.250%, 10/01/15	2,100,000	1,921,828
TNK-BP Finance S.A. 7.500%, 07/18/16	108,000	104,304
7.875%, 03/13/18	2,440,000	2,348,500
TNK-BP Finance S.A. (144A) 6.625%, 03/20/17	670,000	592,950
7.500%, 07/18/16	1,080,000	1,021,896

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
VIP Finance Ireland, Ltd. (144A) 8.375%, 04/30/13	$1,950,000	$1,922,363
Virgin Media Finance, Plc. 9.125%, 08/15/16	7,780,000	7,293,750
Wells Fargo Capital X 5.950%, 12/15/36 (c)	930,000	843,652
Wind Acquisition Finance S.A. (144A) 10.750%, 12/01/15	960,000	1,008,000

		116,141,225

Diversified Telecommunication Services—2.1%
AT&T, Inc. 5.500%, 02/01/18	2,570,000	2,490,350
Citizens Communications Co. 7.125%, 03/15/19	165,000	147,675
7.875%, 01/15/27	250,000	218,750
Embarq Corp. 6.738%, 06/01/13	3,550,000	3,425,335
Nordic Telephone Co. Holdings ApS (144A) 8.875%, 05/01/16	1,070,000	1,048,600
Qwest Communications International, Inc. 7.250%, 02/15/11	1,200,000	1,159,500
7.500%, 02/15/14	4,613,000	4,382,350
Royal KPN NV 8.000%, 10/01/10	990,000	1,047,457
Telecom Italia S.A. 6.999%, 06/04/18	560,000	564,770
Verizon Communications, Inc. 5.500%, 02/15/18	970,000	922,773
Verizon Florida, Inc. 6.125%, 01/15/13 (c)	70,000	71,351
Verizon New York, Inc. 6.875%, 04/01/12	1,820,000	1,898,071
Windstream Corp. 8.625%, 08/01/16	4,560,000	4,548,600

		21,925,582

Electric Utilities—3.4%
Dominion Resources, Inc. 5.700%, 09/17/12	1,350,000	1,370,709
Edison Mission Energy 7.000%, 05/15/17	390,000	364,650
7.200%, 05/15/19	5,780,000	5,389,850
7.625%, 05/15/27	190,000	170,525
Energy Future Holdings Corp. 11.250%, 11/01/17	16,790,000	16,957,900
Exelon Corp. 5.625%, 06/15/35	595,000	512,839
FirstEnergy Corp. 6.450%, 11/15/11	770,000	790,096
7.375%, 11/15/31	1,645,000	1,788,770
Mirant Mid-Atlantic, LLC 9.125%, 06/30/17	2,692,529	2,961,782
Williams Cos., Inc. 7.125%, 09/01/11	50,000	51,750

Security Description	Face Amount	Value*

Electric Utilities—(Continued)
Williams Cos., Inc. 7.500%, 01/15/31	$925,000	$935,406
7.625%, 07/15/19	125,000	131,250
7.750%, 06/15/31	1,410,000	1,466,400
7.875%, 09/01/21	1,091,000	1,156,460
8.750%, 03/15/32	455,000	516,425

		34,564,812

Energy Equipment & Services—0.7%
Compagnie Generale de Geophysique-Veritas 7.500%, 05/15/15	115,000	114,713
7.750%, 05/15/17	480,000	480,600
Kinder Morgan Energy Partners, L.P. 6.000%, 02/01/17 (c)	1,410,000	1,393,213
6.300%, 02/01/09	200,000	202,028
6.750%, 03/15/11	870,000	896,776
6.950%, 01/15/38	2,600,000	2,580,557
7.125%, 03/15/12	20,000	20,878
SemGroup, L.P. (144A) 8.750%, 11/15/15	1,125,000	1,091,250

		6,780,015

Federal Agencies—27.1%
Farmer Mac Guaranteed Notes Trust 5.125%, 04/19/17	3,400,000	3,483,878
Federal Home Loan Bank 5.000%, 12/21/15 (c)	3,660,000	3,769,046
5.000%, 12/01/34	138,597	133,489
5.500%, 10/01/35	1,475,744	1,457,989
5.500%, 07/15/36 (c)	2,690,000	2,791,940
5.500%, 07/01/37	1,907,807	1,881,276
5.500%, 12/01/37	3,748,638	3,697,320
5.557%, 11/01/37 (a)	10,765,871	10,914,049
5.572%, 01/01/38 (a)	10,011,647	10,164,305
Federal Home Loan Mortgage Corp. 5.361%, 02/01/36 (a)	2,291,991	2,330,182
5.500%, 12/01/36	27,113,900	26,753,794
5.600%, 09/26/13	1,290,000	1,297,360
5.600%, 10/17/13	610,000	614,429
5.805%, 02/01/37 (a)	1,244,082	1,266,828
5.938%, 05/01/37 (a)	3,351,450	3,408,345
5.939%, 05/01/37 (a)	2,553,290	2,595,730
9.727%, 06/15/21 (a) (e)	71	1,691
Federal National Mortgage Association 3.000%, 07/12/10 (c)	2,140,000	2,130,329
5.000%, 08/01/34	329,222	317,191
5.000%, 03/01/35	283,423	273,066
5.000%, 05/01/35	750,628	722,025
5.000%, 08/01/35	229,727	221,023
5.000%, 02/01/36	15,442,047	14,853,621
5.000%, TBA	89,000,000	85,201,866
5.113%, 10/01/35 (a)	1,107,436	1,126,592
5.500%, 04/01/36	8,379,998	8,195,265
5.500%, 11/01/36	4,234,597	4,181,582

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 5.500%, 01/01/37	$6,742,402	$6,657,990
5.500%, 08/01/37	2,782,266	2,750,965
5.509%, 02/01/37 (a)	7,179,193	7,295,301
6.000%, 10/01/36	13,959,552	14,103,237
6.000%, 07/01/37	943,161	952,668
6.000%, TBA	800,000	820,000
6.500%, 03/01/26	18,734	19,507
6.500%, 03/01/36	826,559	852,115
6.500%, 08/01/36	874,060	901,084
6.500%, 10/01/36	555,211	572,377
6.500%, 12/01/36	666,793	687,409
6.500%, 05/01/37	950,119	979,293
6.500%, 07/01/37	964,833	994,459
6.500%, 08/01/37	466,921	481,258
6.500%, 09/01/37	2,034,163	2,096,623
6.500%, 10/01/37	2,748,582	2,832,977
7.000%, 05/01/26	3,416	3,609
7.500%, 12/01/29	5,839	6,223
7.500%, 06/01/30	6,526	6,953
7.500%, 08/01/30	1,168	1,243
7.500%, 11/01/30	27,022	29,117
7.500%, 02/01/31	1,921	2,071
8.000%, 08/01/27	4,548	4,947
8.000%, 01/01/31	159,168	173,011
8.500%, 08/01/19	87,593	95,103
10.400%, 04/25/19	3,484	3,811
Government National Mortgage Association 5.000%, TBA	13,600,000	13,175,000
5.500%, TBA	9,800,000	9,698,172
6.000%, TBA	16,900,000	17,097,328

		277,078,062

Food & Staples Retailing—0.2%
CVS Caremark Corp. 6.943%, 01/10/30	2,113,452	2,031,281
Safeway, Inc. 7.250%, 02/01/31 (c)	50,000	53,600

		2,084,881

Food Products—0.2%
Alliance One International, Inc. 11.000%, 05/15/12	1,480,000	1,524,400
Dole Food Co., Inc. 7.250%, 06/15/10	285,000	257,925
8.750%, 07/15/13 (a) (c)	125,000	110,000
8.875%, 03/15/11 (c)	150,000	133,500

		2,025,825

Foreign Government—0.8%
Federal Republic of Germany 4.250%, 01/04/14 (EUR)	1,640,000	2,532,432
Mexico Government International Bond 5.625%, 01/15/17 (c)	1,260,000	1,273,230
5.875%, 01/15/14	760,000	790,400

Security Description	Face Amount	Value*

Foreign Government—(Continued)
Mexico Government International Bond 6.750%, 09/27/34	$851,000	$902,911
10.375%, 02/17/09	238,000	247,520
Region of Lombardy Italy 5.804%, 10/25/32	925,000	1,005,152
Russian Federation 11.000%, 07/24/18	950,000	1,334,940

		8,086,585

Gas Utilities—0.1%
El Paso Natural Gas Co. 8.375%, 06/15/32	590,000	658,857

Government Agency—0.6%
Tennessee Valley Authority 5.980%, 04/01/36	2,320,000	2,497,067
Virginia Housing Development Authority 6.000%, 06/25/34	4,163,376	4,163,459

		6,660,526

Health Care Providers & Services—2.8%
Community Health Systems, Inc. 8.875%, 07/15/15	965,000	971,031
DaVita, Inc. 6.625%, 03/15/13	405,000	388,800
HCA, Inc. 6.250%, 02/15/13	1,143,000	991,553
6.375%, 01/15/15	4,595,000	3,813,850
6.500%, 02/15/16 (c)	494,000	411,255
9.125%, 11/15/14	90,000	92,025
9.250%, 11/15/16	690,000	710,700
9.625%, 11/15/16	6,157,000	6,341,710
Humana, Inc. 7.200%, 06/15/18	540,000	535,036
Tenet Healthcare Corp. 6.500%, 06/01/12 (c)	2,595,000	2,445,787
6.875%, 11/15/31	95,000	68,400
7.375%, 02/01/13 (c)	325,000	305,500
9.250%, 02/01/15 (c)	4,545,000	4,454,100
9.875%, 07/01/14	1,280,000	1,286,400
US Oncology Holdings, Inc. 7.949%, 03/15/12 (a)	5,074,000	4,008,460
Vanguard Health Holdings Co. I, LLC 0/11.250%, 10/01/15 (c) (d)	900,000	792,000
Vanguard Health Holdings Co. II, LLC 9.000%, 10/01/14	580,000	574,200
WellPoint, Inc. 5.875%, 06/15/17	130,000	125,656

		28,316,463

Hotels, Restaurants & Leisure—0.9%
Boyd Gaming Corp. 6.750%, 04/15/14 (c)	100,000	77,000
Caesars Entertainment, Inc. 8.125%, 05/15/11 (c)	6,070,000	4,856,000

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Hotels, Restaurants & Leisure—(Continued)
Carrols Corp. 9.000%, 01/15/13	$205,000	$178,350
Inn of the Mountain Gods Resort & Casino 12.000%, 11/15/10 (c)	1,025,000	881,500
MGM MIRAGE 6.750%, 09/01/12 (c)	320,000	287,200
7.625%, 01/15/17 (c)	435,000	357,787
Station Casinos, Inc. 6.500%, 02/01/14 (c)	125,000	71,875
7.750%, 08/15/16 (c)	2,870,000	2,195,550
Turning Stone Casino Resort Enterprise (144A) 9.125%, 12/15/10	275,000	272,938

		9,178,200

Household Durables—0.0%
Jarden Corp. 7.500%, 05/01/17 (c)	450,000	391,500

Independent Power Producers & Energy Traders—1.9%
Duke Energy Corp. 4.200%, 10/01/08	50,000	50,072
5.625%, 11/30/12	370,000	380,708
Mirant North America, LLC 7.375%, 12/31/13	400,000	396,500
NRG Energy, Inc. 7.250%, 02/01/14	155,000	148,025
7.375%, 02/01/16	8,790,000	8,273,587
The AES Corp. 7.750%, 03/01/14	35,000	34,519
7.750%, 10/15/15 (c)	520,000	512,200
8.000%, 10/15/17	6,850,000	6,713,000
8.875%, 02/15/11 (c)	150,000	155,250
9.375%, 09/15/10 (c)	403,000	424,157
The AES Corp. (144A) 8.000%, 06/01/20	620,000	598,300
TXU Corp. 5.550%, 11/15/14	420,000	328,807
6.500%, 11/15/24	490,000	361,523
6.550%, 11/15/34 (c)	1,040,000	757,721

		19,134,369

Industrial Conglomerates—0.6%
Corporacion Andina de Fomento 6.875%, 03/15/12	2,900,000	3,047,761
Tyco International Group S.A. 6.000%, 11/15/13	2,660,000	2,566,666
6.125%, 11/01/08	50,000	50,157

		5,664,584

Insurance—0.5%
American International Group, Inc. 5.850%, 01/16/18	350,000	327,899
6.250%, 03/15/37	760,000	594,901

Security Description	Face Amount	Value*

Insurance—(Continued)
The Travelers Cos., Inc. 6.250%, 03/15/67 (a)	$4,400,000	$3,780,225

		4,703,025

Internet Software & Services—0.1%
Expedia, Inc. 8.500%, 07/01/16 (c)	670,000	654,925

IT Services—0.6%
Electronic Data Systems Corp. 7.125%, 10/15/09	1,270,000	1,309,708
SunGard Data Systems, Inc. 9.125%, 08/15/13	280,000	282,800
10.250%, 08/15/15 (c)	5,030,000	5,055,150

		6,647,658

Leisure Equipment & Products—0.0%
Seneca Gaming Corp. 7.250%, 05/01/12	225,000	210,937

Machinery—0.0%
Terex Corp. 7.375%, 01/15/14	170,000	167,450

Media—4.5%
Affinion Group, Inc. 10.125%, 10/15/13 (c)	500,000	501,250
Cablevision Systems Corp. 8.000%, 04/15/12 (c)	1,210,000	1,143,450
CCH I Holdings, LLC 11.000%, 10/01/15 (c)	2,984,000	2,211,890
Charter Communications Operating, LLC (144A) 8.000%, 04/30/12	1,560,000	1,474,200
10.875%, 09/15/14 (c)	9,995,000	10,269,862
Clear Channel Communications, Inc. 6.250%, 03/15/11 (c)	1,130,000	957,675
Comcast Cable Communications Holdings, Inc. 8.375%, 03/15/13	50,000	55,038
8.875%, 05/01/17	600,000	688,058
Comcast Corp. 5.875%, 02/15/18	170,000	163,555
6.500%, 01/15/15	1,890,000	1,919,216
6.500%, 01/15/17	130,000	130,773
CSC Holdings, Inc. 6.750%, 04/15/12	350,000	329,000
8.125%, 08/15/09	200,000	201,500
Dex Media West, LLC 8.500%, 08/15/10	3,240,000	3,199,500
9.875%, 08/15/13 (c)	267,000	240,300
Dex Media, Inc. 0/9.000%, 11/15/13 (d)	295,000	210,925
DirecTV Holdings, LLC 8.375%, 03/15/13	162,000	166,860

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Media—(Continued)
EchoStar DBS Corp. 6.625%, 10/01/14	$320,000	$296,000
7.750%, 05/31/15 (c)	4,595,000	4,468,638
Idearc, Inc. 8.000%, 11/15/16	10,300,000	6,476,125
Liberty Media, LLC 7.875%, 07/15/09	2,540,000	2,564,719
News America, Inc. 6.650%, 11/15/37	100,000	97,643
R.H. Donnelley Corp. 6.875%, 01/15/13	225,000	133,875
8.875%, 01/15/16 (c)	225,000	135,000
Time Warner Cable, Inc. 5.850%, 05/01/17	2,650,000	2,516,973
Time Warner Entertainment Co., L.P. 8.375%, 07/15/33	510,000	551,951
Time Warner, Inc. 6.875%, 05/01/12	1,270,000	1,299,274
7.625%, 04/15/31	50,000	50,762
7.700%, 05/01/32	120,000	122,856
TL Acquisitions, Inc. (144A) 10.500%, 01/15/15 (c)	4,190,000	3,624,350

		46,201,218

Metals & Mining—1.8%
Evraz Group S.A. (144A) 8.875%, 04/24/13	1,540,000	1,541,848
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 04/01/17	3,315,000	3,497,325
Novelis, Inc. 7.250%, 02/15/15	4,345,000	4,106,025
Ryerson, Inc. (144A) 12.000%, 11/01/15	1,800,000	1,786,500
Steel Dynamics, Inc. 6.750%, 04/01/15	370,000	354,275
Steel Dynamics, Inc. (144A) 7.375%, 11/01/12	180,000	180,000
7.750%, 04/15/16	3,300,000	3,283,500
Vale Overseas, Ltd. 6.875%, 11/21/36	2,750,000	2,554,021
Vedanta Resources, Plc. (144A) 8.750%, 01/15/14	1,210,000	1,214,550

		18,518,044

Multi-Utilities—0.7%
Dynegy Holdings, Inc. 7.125%, 05/15/18	115,000	100,050
7.750%, 06/01/19	4,075,000	3,708,250
Dynegy-Roseton Danskammer 7.670%, 11/08/16	500,000	492,500
Pacific Gas & Electric Co. 5.625%, 11/30/17	1,480,000	1,474,256
5.800%, 03/01/37	430,000	400,900
6.050%, 03/01/34	770,000	742,459

		6,918,415

Security Description	Face Amount	Value*

Multiline Retail—0.5%
The Neiman Marcus Group, Inc. 7.125%, 06/01/28	$3,810,000	$3,371,850
10.375%, 10/15/15 (c)	2,165,000	2,165,000

		5,536,850

Office Electronics—0.0%
Xerox Corp. 6.400%, 03/15/16	360,000	359,352

Oil, Gas & Consumable Fuels—3.8%
Anadarko Petroleum Corp. 5.950%, 09/15/16	60,000	60,032
6.450%, 09/15/36	1,110,000	1,095,668
Apache Corp. 5.250%, 04/15/13	1,000,000	1,012,986
5.625%, 01/15/17 (c)	2,620,000	2,650,895
Belden & Blake Corp. 8.750%, 07/15/12	1,450,000	1,482,625
Chesapeake Energy Corp. 6.250%, 01/15/18	25,000	23,000
6.375%, 06/15/15 (c)	425,000	401,625
6.500%, 08/15/17 (c)	450,000	420,750
6.875%, 01/15/16	2,250,000	2,171,250
6.875%, 11/15/20	2,420,000	2,274,800
ConocoPhillips Holding Co. 6.950%, 04/15/29	1,230,000	1,349,000
El Paso Corp. 7.000%, 06/15/17	2,410,000	2,358,638
7.375%, 12/15/12 (c)	50,000	51,401
7.750%, 01/15/32	179,000	179,319
7.800%, 08/01/31	45,000	45,318
7.875%, 06/15/12 (c)	575,000	598,361
Exco Resources, Inc. 7.250%, 01/15/11	960,000	943,200
Gaz Capital for Gazprom (144A) 6.510%, 03/07/22	1,130,000	1,014,175
8.625%, 04/28/34	800,000	866,000
Hess Corp. 6.650%, 08/15/11	2,330,000	2,443,832
7.300%, 08/15/31	960,000	1,072,177
7.875%, 10/01/29	240,000	275,258
KazMunaiGaz Finance Sub BV (144A) 8.375%, 07/02/13	5,000,000	4,983,750
Kerr-McGee Corp. 6.950%, 07/01/24	500,000	518,632
7.875%, 09/15/31	2,270,000	2,640,977
OPTI Canada, Inc. 7.875%, 12/15/14	430,000	424,625
8.250%, 12/15/14	310,000	308,450
Peabody Energy Corp. 6.875%, 03/15/13	120,000	120,300
Pemex Project Funding Master Trust 6.625%, 06/15/35	260,000	256,517
6.625%, 06/15/35 (c)	150,000	147,990
Pride International, Inc. 7.375%, 07/15/14	700,000	698,250

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Oil, Gas & Consumable Fuels—(Continued)
Quicksilver Resources, Inc. 7.125%, 04/01/16	$250,000	$232,812
SandRidge Energy, Inc. (144A) 8.625%, 04/01/15	2,000,000	2,050,000
Valero Energy Corp. 4.750%, 06/15/13 (c)	50,000	47,599
VeraSun Energy Corp. 9.875%, 12/15/12 (c)	800,000	703,000
Whiting Peteroleum Corp. 7.000%, 02/01/14	205,000	201,156
7.250%, 05/01/12 (c)	300,000	297,750
XTO Energy, Inc. 5.650%, 04/01/16	2,190,000	2,171,000
6.250%, 08/01/17	20,000	20,206
7.500%, 04/15/12	390,000	418,420

		39,031,744

Paper & Forest Products—0.9%
Abitibi-Consolidated Co. of Canada 13.750%, 04/01/11 (a)	1,580,000	1,666,900
Appleton Papers, Inc. 9.750%, 06/15/14 (c)	150,000	139,500
NewPage Corp. 9.123%, 05/01/12 (a)	1,090,000	1,095,450
10.000%, 05/01/12	5,080,000	5,143,500
Weyerhaeuser Co. 6.750%, 03/15/12	680,000	700,346

		8,745,696

Pharmaceuticals—0.4%
Abbott Laboratories 5.600%, 11/30/17	3,150,000	3,177,323
Wyeth 5.500%, 03/15/13 (a)	50,000	51,032
5.950%, 04/01/37	1,190,000	1,148,632

		4,376,987

Real Estate Investment Trusts—0.3%
Boston Properties, L.P. 6.250%, 01/15/13	65,000	66,197
iStar Financial, Inc. 5.150%, 03/01/12	50,000	41,250
Ventas Reality, L.P. 9.000%, 05/01/12	3,050,000	3,194,875

		3,302,322

Real Estate Management & Development—0.1%
Realogy Corp. 10.500%, 04/15/14 (c)	650,000	451,750
12.375%, 04/15/15 (c)	1,400,000	686,000

		1,137,750

Security Description	Face Amount	Value*

Semiconductors & Semiconductor Equipment—0.0%
Freescale Semiconductor, Inc. 8.875%, 12/15/14	$120,000	$97,500

Software—0.1%
First Data Corp. 9.875%, 09/24/15 (c)	1,000,000	870,000

Specialty Retail—0.6%
Blockbuster, Inc. 9.000%, 09/01/12 (c)	1,490,000	1,218,075
Dollar General Corp. 10.625%, 07/15/15 (c)	3,021,000	2,990,790
Michaels Stores, Inc. 11.375%, 11/01/16 (c)	535,000	425,325
Suburban Propane Partners, L.P. 6.875%, 12/15/13	1,682,000	1,589,490
The Limited, Inc. 6.950%, 03/01/33	60,000	49,764

		6,273,444

Textiles, Apparel & Luxury Goods—0.0%
Oxford Industries, Inc. 8.875%, 06/01/11	120,000	115,800

Thrifts & Mortgage Finance—0.1%
Countrywide Financial Corp. 2.868%, 01/05/09 (a)	460,000	451,000
Countrywide Home Loans, Inc. 4.000%, 03/22/11 (c)	75,000	68,279

		519,279

Tobacco—0.1%
Reynolds American, Inc. 6.750%, 06/15/17	575,000	572,004

Transportation Infrastructure—0.1%
Overseas Shipholding Group, Inc. 7.500%, 02/15/24	340,000	311,950
Teekay Corp. 8.875%, 07/15/11	650,000	702,812

		1,014,762

U.S. Treasury—3.4%
U.S. Treasury Bonds 4.250%, 02/15/38 (c)	5,220,000	5,087,871
4.750%, 02/15/37 (c)	370,000	382,083
5.000%, 05/15/37 (c)	20,000	21,494
5.500%, 08/15/28	500,000	558,008
6.125%, 11/15/27 (c)	400,000	478,344
6.375%, 08/15/27	300,000	367,500
8.875%, 08/15/17 (c)	340,000	462,984
U.S. Treasury Inflation Indexed Bonds (TII) 1.750%, 01/15/28 (c)	2,224,727	2,116,619
2.000%, 01/15/26 (c)	1,525,817	1,512,824
2.375%, 01/15/27 (c)	4,350,688	4,561,083

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Notes (TII) 2.000%, 01/15/16 (c)	$4,425,954	$4,661,773
2.500%, 07/15/16 (c)	712,558	778,581
2.625%, 07/15/17 (c)	7,274,826	8,035,271
U.S. Treasury Notes 4.500%, 09/30/11 (c)	2,630,000	2,748,760
4.500%, 03/31/12 (c)	670,000	701,877
4.625%, 07/31/12 (c)	1,890,000	1,992,327
4.750%, 08/15/17 (c)	40,000	42,375

		34,509,774

Wireless Telecommunication Services—0.3%
America Movil S.A. de C.V. 5.625%, 11/15/17	880,000	847,521
American Tower Corp. 7.500%, 05/01/12 (c)	150,000	151,500
Cingular Wireless Services, Inc. 8.750%, 03/01/31	50,000	59,329
Nextel Communications, Inc. 6.875%, 10/31/13	1,295,000	1,094,275
7.375%, 08/01/15	800,000	664,000

		2,816,625

Yankee—0.1%
Methanex Corp. 8.750%, 08/15/12	225,000	237,937
Morgan Stanley Bank AG for OAO Gazprom 9.625%, 03/01/13	170,000	187,689
Smurfit Capital Funding, Plc. 7.500%, 11/20/25	275,000	247,500

		673,126

Total Fixed Income (Identified Cost $1,143,347,020)		1,074,828,194

Preferred Stock—0.6%
Security Description	Shares	Value*

Diversified Financial Services—0.1%
Resona Preferred Global Securities Cayman, Ltd. (144A) (a)	770,000	711,022
TCR Holdings (Class B) (g) (h)	840	1
TCR Holdings (Class C) (b) (g) (h)	462	0
TCR Holdings (Class D) (g) (h)	1,219	1
TCR Holdings (Class E) (g) (h)	2,521	3

		711,027

Thrifts & Mortgage Finance—0.5%
Federal Home Loan Mortgage Corp. (c)	117,175	2,847,352
Federal National Mortgage Association (c)	84,850	1,947,308
Federal National Mortgage Association (144A)	3,400	160,412

		4,955,072

Total Preferred Stock (Identified Cost $6,027,931)		5,666,099

Term Loans—0.2%
Security Description	Shares	Value*

IT Services—0.2%
First Data Corp. (a) 7.960%, 09/24/14	2,388,000	$2,189,796

Total Term Loans (Identified Cost $2,292,480)		2,189,796

Common Stock—0.0%

Chemicals—0.0%
Applied Extrusion Technologies, Inc. (Class B) (h)	2,424	16,968

Household Products—0.0%
Home Interiors & Gifts, Inc. (Restricted Shares) (g) (h)	674,618	1

Total Common Stock (Identified Cost $364,358)		16,969

Warrants—0.0%

Foreign Government—0.0%
Republic of Venezuela (h)	3,750	134,062

Wireless Telecommunication Services—0.0%
Leap Wireless International, Inc. (144A) (b) (g) (h)	125	0

Total Warrants (Identified Cost $40,147)		134,062

Fixed Income—Convertible—0.0%
Security Description	Face Amount	Value*

Automobiles—0.0%
Ford Motor Co. 4.250%, 12/15/36	$170,000	123,675

Total Fixed Income—Convertible (Identified Cost $170,000)		123,675

Options Purchased—0.0%
Security Description	Shares	Value*

Call Options—0.0%
Eurodollar Futures Sept. 08 @ 97.25	12,500	937

Put Options—0.0%
U.S. Treasury Note 5 Year Futures Sept. 08 @ 109	6,000	2,702

Total Options Purchased (Identified Cost $8,789)		3,639

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Short Term Investments—15.2%

Security Description	Face Amount/Shares	Value*

Discount Notes—0.7%
Federal Home Loan Mortgage Corp 2.640%, 12/15/08	$115,000	$113,586
Federal National Mortgage Association 2.510%, 12/15/08	6,817,000	6,755,894
2.590%, 12/26/08	400,000	395,016

		7,264,496

Mutual Funds—9.5%
State Street Navigator Securities Lending Prime Portfolio (i)	97,280,516	97,280,516

Security Description	Face Amount/Shares	Value*

Repurchase Agreement—5.0%
Merrill Lynch Repurchase Agreement dated 06/30/08 at 2.000% to be repurchased at $50,902,828 on 07/01/08 collateralized by $51,725,000 Federal Home Loan Mortgage Corp. 4.150% due 01/29/13 with a value of $51,918,000.	$50,900,000	$50,900,000

Total Short Term Investments (Identified Cost $155,445,012)		155,445,012

Total Investments—121.0% (Identified Cost $1,307,695,737) (j)		1,238,407,446
Liabilities in excess of other assets		(214,709,986)

Total Net Assets—100%		$1,023,697,460

(a)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2008.
(b)	Zero Valued Security.
(c)	A portion or all of the security was held on loan. As of June 30, 2008, the market value of securities loaned was $98,654,996 and the collateral received consisted of cash in the amount of $97,280,516 and non-cash collateral with a value of $3,930,041. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(d)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date.
(e)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(f)	Non-Income Producing; Defaulted Bond.
(g)	Security was valued in good faith under procedures established by the Board of Directors.
(h)	Non-Income Producing.
(i)	Represents investment of cash collateral received from securities lending transactions.
(j)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $1,307,695,737 and the composition of unrealized appreciation and depreciation of investment securities was $7,459,945 and $(76,745,236), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2008, the market value of 144A securities was $111,503,726, which is 10.9% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TII)—	A Treasury Inflation Index is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.
(EUR)—	Euro

Futures Contracts

Futures Contracts-Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 6/30/2008	Unrealized Appreciation/ Depreciation
Euribor Futures	9/15/2008	97	$36,860,235	$36,248,488	$(611,747)
Euribor Futures	12/15/2008	114	43,151,980	42,520,534	(631,446)
Euribor Futures	12/15/2008	226	84,906,715	84,295,094	(611,621)
Eurodollar Futures	9/15/2008	286	69,455,743	69,405,050	(50,693)
Eurodollar Futures	12/15/2008	131	31,814,043	31,708,550	(105,493)
Eurodollar Futures	3/16/2009	962	233,206,180	232,515,400	(690,780)
Eurodollar Futures	6/15/2009	10	2,402,700	2,411,750	9,050
Eurodollar Futures	9/14/2009	10	2,399,325	2,405,375	6,050
German Treasury Bonds 5 Year Futures	9/8/2008	385	64,774,369	64,130,089	(644,280)
90 Day LIBOR Futures	12/19/2008	276	65,487,126	64,403,855	(1,083,271)
90 Day LIBOR Futures	3/19/2009	268	62,549,793	62,560,418	10,625
Sterling Futures	9/17/2008	135	32,016,812	31,543,877	(472,935)

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Futures Contracts—(Continued)

Futures Contracts-Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 6/30/2008	Unrealized Appreciation/ Depreciation
U.S. Treasury Bond Futures	9/19/2008	350	$40,279,320	$40,457,813	$178,493
U.S. Treasury Notes 2 Year Futures	9/30/2008	353	74,563,484	74,554,702	(8,782)
U.S. Treasury Notes 5 Year Futures	9/30/2008	985	109,311,558	108,896,367	(415,191)
U.S. Treasury Notes 10 Year Futures	9/19/2008	355	40,236,228	40,442,266	206,038

Net Unrealized Depreciation					$(4,915,983)

Options Written

Options Written-Calls	Expiration Date	Number of Contracts	Premiums Received	Valuation as of 6/30/2008	Unrealized Appreciation
U.S. Treasury Notes 10 Year Futures 117 Call	8/22/2008	(12)	$(6,315)	$(4,125)	$2,190

Options Written-Puts
U.S. Treasury Notes 10 Year Futures 111 Put	8/22/2008	(12)	(10,440)	(4,125)	6,315

Net Unrealized Appreciation					$8,505

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$155,595,665	$(4,907,733)
Level 2 - Other Significant Observable Inputs	1,082,794,554	0
Level 3 - Significant Unobservable Inputs	17,227	0
Total	$1,238,407,446	$(4,907,733)

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a) (c)		$1,238,407,446
Receivable for:
Securities sold		74,690,002
Fund shares sold		167,523
Accrued interest and dividends		13,316,560
Foreign taxes		15,312
Futures variation margin		605,205

Total Assets		1,327,202,048
Liabilities
Payable for:
Securities purchased	$201,009,666
Fund shares redeemed	944,094
Withholding taxes	2,043
Collateral for securities loaned	97,280,516
Due to custodian bank	3,506,418
Options written, at fair value (b)	8,250
Accrued expenses:
Management fees	505,776
Service and distribution fees	61,580
Deferred directors’ fees	11,102
Other expenses	175,143

Total Liabilities		303,504,588

Net Assets		$1,023,697,460

Net assets consists of:
Capital paid in		$1,069,392,382
Undistributed net investment income		28,579,382
Accumulated net realized losses		(78,652)
Unrealized depreciation on investments, futures contracts, options and foreign currency		(74,195,652)

Net Assets		$1,023,697,460

Computation of offering price:
Class A
Net asset value and redemption price per share ($681,376,741 divided by 57,668,777 shares outstanding)		$11.82

Class B
Net asset value and redemption price per share ($229,518,015 divided by 19,485,457 shares outstanding)		$11.78

Class E
Net asset value and redemption price per share ($112,802,704 divided by 9,566,768 shares outstanding)		$11.79

(a) Identified cost of investments		$1,307,695,737

(b) Premiums received on written options		$16,755

(c)	Includes cash collateral for securities loaned of $97,280,516.

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends		$254,809
Interest		32,268,906 (a)

		32,523,715
Expenses
Management fees	$3,165,484
Service and distribution fees—Class B	293,570
Service and distribution fees—Class E	90,659
Directors’ fees and expenses	14,538
Custodian	73,361
Audit and tax services	20,590
Legal	8,239
Printing	112,620
Insurance	5,300
Miscellaneous	6,016

Total Expenses		3,790,377

Net Investment Income		28,733,338

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	484,003
Futures contracts—net	(931,275)
Foreign currency transactions—net	(151,308)
Options—net	1,428,914	830,334

Change in unrealized appreciation (depreciation) on:
Investments—net	(54,040,621)
Futures contracts—net	(4,230,830)
Foreign currency transactions—net	117
Options—net	674,970	(57,596,364)

Net loss		(56,766,030)

Net Decrease in Net Assets From Operations		$(28,032,692)

(a)	Includes income on securities loaned of $544,495.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$28,733,338	$42,332,494
Net realized gain	830,334	5,826,853
Change in unrealized depreciation	(57,596,364)	(15,227,645)

Increase (decrease) in net assets from operations	(28,032,692)	32,931,702

From Distributions to Shareholders
Net investment income
Class A	(28,408,409)	(12,132,873)
Class B	(8,483,742)	(5,326,759)
Class E	(4,435,092)	(3,551,481)

	(41,327,243)	(21,011,113)

Net realized gain
Class A	(4,191,405)	(418,375)
Class B	(1,336,607)	(202,282)
Class E	(680,867)	(129,537)

	(6,208,879)	(750,194)

Total distributions	(47,536,122)	(21,761,307)

Increase in net assets from capital share transactions	32,496,939	352,934,887

Total increase (decrease) in net assets	(43,071,875)	364,105,282

Net Assets
Beginning of the period	1,066,769,335	702,664,053

End of the period	$1,023,697,460	$1,066,769,335

Undistributed Net Investment Income
End of the period	$28,579,382	$41,173,287

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	8,757,389	$109,655,807	32,064,594	$402,583,204
Reinvestments	2,707,626	32,599,814	1,006,516	12,551,248
Redemptions	(8,593,806)	(106,167,439)	(7,446,566)	(93,255,284)

Net increase	2,871,209	$36,088,182	25,624,544	$321,879,168

Class B
Sales	1,193,006	$14,778,528	6,040,423	$75,317,405
Reinvestments	817,681	9,820,349	444,814	5,529,041
Redemptions	(1,589,341)	(19,883,043)	(3,276,505)	(40,875,803)

Net increase	421,346	$4,715,834	3,208,732	$39,970,643

Class E
Sales	329,611	$4,108,313	1,544,488	$19,309,344
Reinvestments	425,621	5,115,959	295,902	3,681,018
Redemptions	(1,401,569)	(17,531,349)	(2,551,275)	(31,905,286)

Net decrease	(646,337)	$(8,307,077)	(710,885)	$(8,914,924)

Increase derived from capital share transactions		$32,496,939		$352,934,887

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.70		$12.58	$12.72	$13.04	$12.61	$11.44

Income From Investment Operations
Net investment income	0.68	(a)	0.63 (a)	0.38	0.36	0.46	0.51
Net realized and unrealized gain (loss) of investments	(1.00)		(0.15)	0.22	(0.01)	0.35	0.92

Total from investment operations	(0.32)		0.48	0.60	0.35	0.81	1.43

Less Distributions
Distributions from net investment income	(0.49)		(0.35)	(0.64)	(0.41)	(0.38)	(0.26)
Distributions from net realized capital gains	(0.07)		(0.01)	(0.10)	(0.26)	0.00	0.00

Total distributions	(0.56)		(0.36)	(0.74)	(0.67)	(0.38)	(0.26)

Net Asset Value, End of Period	$11.82		$12.70	$12.58	$12.72	$13.04	$12.61

Total Return (%)	(2.8	)(b)	4.0	5.1	2.8	6.6	12.6
Ratio of operating expenses to average net assets (%)	0.64	(c)	0.66	0.72	0.75	0.77	0.81
Ratio of net investment income to average net assets (%)	5.49	(c)	5.03	4.91	4.11	3.79	4.66
Portfolio turnover rate (%)	364	(c)	512	700	507	393	329
Net assets, end of period (000)	$681,377		$696,191	$366,984	$213,906	$164,213	$153,549

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.65		$12.53	$12.66	$12.99	$12.58	$11.41

Income From Investment Operations
Net investment income	0.65	(a)	0.59 (a)	0.54	0.40	0.39	0.23
Net realized and unrealized gain (loss) of investments	(0.99)		(0.14)	0.03	(0.08)	0.38	1.19

Total from investment operations	(0.34)		0.45	0.57	0.32	0.77	1.42

Less Distributions
Distributions from net investment income	(0.46)		(0.32)	(0.60)	(0.39)	(0.36)	(0.25)
Distributions from net realized capital gains	(0.07)		(0.01)	(0.10)	(0.26)	0.00	0.00

Total distributions	(0.53)		(0.33)	(0.70)	(0.65)	(0.36)	(0.25)

Net Asset Value, End of Period	$11.78		$12.65	$12.53	$12.66	$12.99	$12.58

Total Return (%)	(2.9	)(b)	3.7	4.8	2.6	6.3	12.6
Ratio of operating expenses to average net assets (%)	0.89	(c)	0.91	0.97	1.00	1.02	1.06
Ratio of net investment income to average net assets (%)	5.25	(c)	4.77	4.66	3.92	3.66	3.95
Portfolio turnover rate (%)	364	(c)	512	700	507	393	329
Net assets, end of period (000)	$229,518		$241,184	$198,632	$120,590	$36,346	$268

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.67		$12.55	$12.68	$13.00	$12.58	$11.42

Income From Investment Operations
Net investment income	0.66	(a)	0.61 (a)	0.62	0.50	0.38	0.42
Net realized and unrealized gain (loss) of investments	(1.00)		(0.15)	(0.03)	(0.17)	0.41	0.99

Total from investment operations	(0.34)		0.46	0.59	0.33	0.79	1.41

Less Distributions
Distributions from net investment income	(0.47)		(0.33)	(0.62)	(0.39)	(0.37)	(0.25)
Distributions from net realized capital gains	(0.07)		(0.01)	(0.10)	(0.26)	0.00	0.00

Total distributions	(0.54)		(0.34)	(0.72)	(0.65)	(0.37)	(0.25)

Net Asset Value, End of Period	$11.79		$12.67	$12.55	$12.68	$13.00	$12.58

Total Return (%)	(2.8	)(b)	3.9	4.9	2.7	6.5	12.5
Ratio of operating expenses to average net assets (%)	0.79	(c)	0.81	0.87	0.90	0.92	0.96
Ratio of net investment income to average net assets (%)	5.33	(c)	4.87	4.75	3.95	3.64	4.34
Portfolio turnover rate (%)	364	(c)	512	700	507	393	329
Net assets, end of period (000)	$112,803		$129,394	$137,048	$151,881	$144,605	$96,026

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-20

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

MSF-21

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the six months ended June 30, 2008 was $276,856,170 for the Portfolio.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

MSF-22

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Credit and Market Risk:

The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Credit Risk:

The Portfolio invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio. At June 30, 2008, the Portfolio held securities of issuers that hold mortgage and asset backed securities and direct investments in mortgage and asset backed securities with an aggregate value of $241,990,492 (representing 23.6% of the Portfolio’s total assets).

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$21,761,307	$29,358,699	$—	$2,232,446	$—	$—	$21,761,307	$31,591,145

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$45,540,754	$1,845,715	$(17,371,693)	$—	$30,014,776

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

MSF-23

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$1,751,877,656	$368,449,922	$1,933,965,378	$63,468,552

Options Written:

The Portfolio transactions in options written during the six months ended June 30, 2008 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2007	376	$270,714
Options written	1,168	652,929
Options closed	(1,352)	(846,228)
Options expired	(180)	(71,100)

Options outstanding June 30, 2008	12	$6,315

Put Options	Number of contracts	Premiums received
Options outstanding December 31, 2007	325	$265,906
Options written	1,253	887,204
Options closed	(1,404)	(1,087,792)
Options expired	(162)	(54,878)

Options outstanding June 30, 2008	12	$10,440

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolio’s average daily net asset levels
$3,165,484	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Western Asset Management Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to

MSF-24

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2008 are footnoted in the Schedule of Investments.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-25

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-26

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the Western Asset Management U.S. Government Portfolio returned -0.4%, compared to its benchmark, the Lehman Brothers Intermediate U.S. Government Bond Index1, which returned 2.2%. The average return of its peer group, a universe of short-term and intermediate term government bond funds (mutual and variable) tracked by Morningstar, was 0.9% over the same period.

PORTFOLIO REVIEW

The Federal Reserve intensified its campaign against downside risks to growth. The funds rate was reduced a cumulative 225 basis points (325 bps for the cycle) and a number of new lending facilities, designed to meet the liquidity demands of financial intermediaries across the full banking spectrum, were implemented. The six month period ended with the market contemplating the timing of rate hikes in the face of an extraordinary run-up in commodity prices. Volatility remained high and the TED spread (the price difference between three month futures contracts for U.S. Treasuries and three month contracts for Eurodollars with the same expiration month), a measure of systemic risk, held at nearly three times year-ago levels before contracting gradually following the Bear Stearns rescue. Economic data was negative, though better than generally expected. Sales of new and existing homes continued to fall—despite significant home price depreciation—and GDP growth continued to be hampered by deep cuts in homebuilding. Consumer confidence fell as labor market conditions deteriorated, though fiscal stimulus seems to have given household spending a temporary boost. Headline inflation measures remained elevated—oil prices surged 46%—but core inflation eased a touch. The U.S. dollar lost roughly 5.5% against a trade-weighted basket of currencies, although it did show some signs of stability in the final months. Credit spreads widened to historic levels through mid-March before rebounding during April and May. June saw spreads give back some of those gains as the idea that monetary policy may become more restrictive despite rising unemployment, plunging home values, and ongoing restricted credit extension was too much for investors to stomach.

Our strategies produced negative results. A large overweight exposure to the mortgage-backed sector detracted from returns despite some recovery in the agency pass-through market following the Bear Stearns rescue. We had selected a number of non-agency issues which continued to underperform due to rising defaults and uncertainty in that marketplace. An overweight exposure to lower-quality corporate bonds, with an emphasis on financial issues, also had a negative impact. Spreads widened to new all-time highs in mid-March before partially recovering in April and May. A moderately long duration strategy, with a concentration on short-dated yields, added slightly to returns as Treasuries rallied in the early part of the year. A small Treasury Inflation Protected Securities (TIPS) exposure had a positive impact on performance following a commodity-driven rise in headline inflation.

* The views expressed above are those of the subadvisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Lehman Brothers Intermediate U.S. Government Bond Index® includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one to ten years.

MSF-1

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX

Average Annual Returns as of June 30, 2008

	Western Asset Management U.S. Government Portfolio			Lehman Brothers Intermediate U.S. Government Bond Index
	Class A	Class B	Class E
6 Months	-0.4%	-0.5%	-0.3%	2.2%
1 Year	3.4	3.1	3.2	9.2
5 Year	2.6	2.3	2.4	3.6
10 Year	4.3	—	—	5.4
Since Inception	—	2.8	3.6	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2008

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	51.6%
Federal Home Loan Bank	15.7%
U.S. Treasury Notes	13.4%
Government National Mortgage Association	3.5%
U.S. Treasury Bonds	2.2%
Federal Home Loan Mortgage Corp.	1.5%
JPMorgan Chase Commercial Mortgage Securities	1.2%
MASTR Adjustable Rate Mortgages Trust	1.1%
U.S. Treasury Inflation Indexed Bonds	1.1%
Thornburg Mortgage Securities Trust	1.1%

Top Sectors

% of Total Market Value
Residential Mortgage-Backed	72.7%
Government Issues	16.9%
Cash & Equivalents	3.9%
Commercial Mortgage-Backed	3.7%
Asset Backed	1.3%
Index Linked	1.1%
Investment Grade Corporate	0.4%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
Western Asset Mgt. U.S. Government—Class A	Actual	0.53%	$1,000.00	$996.40	$2.63
	Hypothetical	0.53%	$1,000.00	$1,022.19	$2.66

Western Asset Mgt. U.S. Government—Class B	Actual	0.78%	$1,000.00	$995.50	$3.87
	Hypothetical	0.78%	$1,000.00	$1,020.93	$3.92

Western Asset Mgt. U.S. Government—Class E	Actual	0.68%	$1,000.00	$996.60	$3.38
	Hypothetical	0.68%	$1,000.00	$1,021.44	$3.42

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—107.7% of Total Net Assets

Security Description	Face Amount	Value*

Asset Backed—3.7%
AAMES Mortgage Investment Trust (144A) 2.633%, 08/25/35 (a)	$164,252	$155,518
ACE Securities Corp. 2.613%, 02/25/31 (a)	4,967,522	4,337,703
Bayview Financial Aquisition Trust 2.873%, 08/28/44 (a)	62,634	59,635
Bayview Financial Asset Trust (144A) 3.083%, 12/25/39 (a)	819,413	663,430
Bear Stearns Asset Backed Securities, Inc. 2.593%, 10/25/36 (a)	2,070,090	2,007,431
Bravo Mortgage Asset Trust 2.613%, 07/25/36 (a)	355,346	348,620
Capital One Multi-Asset Execution Trust 2.561%, 01/17/12 (a)	500,000	498,855
Carrington Mortgage Loan Trust 2.643%, 10/25/36 (a)	1,200,000	816,207
Compucredit Aquired Portfolio Voltage Master Trust (144A) 2.641%, 09/15/18 (a)	4,535,352	4,308,811
Countrywide Home Equity Loan Trust 2.611%, 12/25/31 (a)	5,764,547	3,638,322
2.751%, 02/15/34 (a)	705,609	544,305
2.761%, 02/15/34 (a)	473,673	297,433
2.841%, 12/15/28 (a)	560,777	399,871
3.021%, 08/15/37 (a)	865,895	657,751
EMC Mortgage Loan Trust (144A) 2.933%, 12/25/42 (a)	223,744	184,875
Fremont Home Loan Trust 2.583%, 08/25/36 (a)	1,200,000	1,132,668
GMAC Mortgage Corp. Loan Trust 2.553%, 07/25/36 (a)	1,927,134	1,375,024
2.693%, 11/25/36 (a)	10,051,468	5,171,231
GSAMP Trust 2.573%, 07/05/36 (a)	2,199,249	1,139,360
GSR Mortgage Loan Trust 2.753%, 11/25/30 (a)	2,000,000	1,059,654
Indymac Seconds Asset Backed Trust 2.613%, 06/25/36 (a)	5,843,527	2,206,353
Lehman XS Trust 2.513%, 06/25/37 (a)	1,818,720	1,520,616
2.573%, 02/25/37 (a)	4,033,881	3,671,576
2.613%, 06/25/37 (a)	949,572	841,512
Morgan Stanley IXIS Real Estate Capital Trust 2.513%, 07/25/36 (a)	693,388	691,539
Morgan Stanley Mortgage Loan Trust 2.573%, 09/25/46 (a)	783,923	687,633
Natixis Real Estate Capital Trust 2.613%, 07/25/37 (a)	877,049	787,157
Nelnet Student Loan Trust 4.100%, 04/25/24 (a)	2,490,000	2,496,474
Option One Mortgage Loan Trust 2.773%, 06/25/33 (a)	251,993	222,415
SACO I Trust 2.613%, 06/25/36 (a)	4,798,543	1,614,593
2.633%, 04/25/36 (a)	1,687,980	503,904
2.733%, 07/25/35 (a)	114,312	111,971

Security Description	Face Amount	Value*

Asset Backed—(Continued)
SACO I Trust 2.743%, 06/25/36 (a)	$72,593	$42,487
SLM Student Loan Trust 2.910%, 07/25/17 (a)	5,435,175	5,414,952
2.930%, 10/25/17 (a)	830,537	828,809
Soundview Home Equity Loan Trust 5.645%, 10/25/36 (a)	4,180,000	4,099,581
Structured Asset Securities Corp. (144A) 2.593%, 02/25/36 (a)	5,403,476	1,462,844

		56,001,120

Commercial Mortgage-Backed Securities—13.4%
American Home Mortgage Assets 2.673%, 11/25/36 (a)	4,633,222	3,197,571
Banc of America Funding Corp. 4.972%, 06/20/35 (a)	744,707	563,217
5.791%, 10/25/36 (a)	741,442	718,026
Banc of America Mortgage Securities 5.008%, 07/25/35 (a)	503,711	490,303
Bear Stearns Alt-A Trust 6.176%, 05/25/36 (a)	3,365,071	2,449,714
Bear Stearns Mortgage Funding Trust 2.643%, 12/25/36 (a)	1,860,716	1,348,602
Bear Stearns Structured Products, Inc. (144A) 2.832%, 12/31/37 (a)	10,953,658	10,884,540
3.083%, 09/27/37 (a)	5,113,283	4,861,147
Citigroup Mortgage Loan Trust, Inc. 4.700%, 12/25/35 (a)	909,321	881,578
Countrywide Alternative Loan Trust 2.673%, 09/25/46 (a)	849,934	596,128
2.682%, 07/25/36 (a)	16,108,793	10,412,850
2.712%, 07/20/35 (a)	2,597,537	2,010,138
3.583%, 02/25/36 (a)	3,248,945	2,203,118
Credit Suisse Mortgage Capital Certificates 5.311%, 12/15/39	10,200,000	9,579,068
CS First Boston Mortgage Securities Corp. 4.889%, 11/15/37 (a)	4,280,000	3,723,267
5.100%, 08/15/38 (a)	7,550,000	7,173,749
Deutsche Mortgage Securities, Inc. 5.087%, 06/26/35 (a)	4,670,000	3,922,481
First Horizon Alternative Mortgage Securities 2.853%, 02/25/37 (a)	759,133	584,010
GE Capital Commercial Mortgage Corp. 5.512%, 11/10/45 (a)	3,000,000	2,966,740
GMAC Mortgage Corp. Loan Trust 5.012%, 11/19/35 (a)	2,118,508	1,996,158
Greenpoint Mortgage Funding Trust 2.563%, 03/25/37 (a)	981,927	715,001
Harborview Mortgage Trust 2.633%, 03/19/38 (a)	973,379	681,555
2.663%, 11/19/46 (a)	352,490	252,338
2.683%, 10/19/37 (a)	808,635	558,330
Impac Secured Assets CMN Owner Trust 2.803%, 03/25/36 (a)	5,502,675	4,101,638

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
JPMorgan Chase Commercial Mortgage Securities Corp. 4.951%, 01/12/37 (a)	$4,950,000	$4,332,608
4.999%, 10/15/42 (a)	3,100,000	2,890,177
5.420%, 01/15/49	1,280,000	1,186,204
5.429%, 12/12/43	10,990,000	10,409,759
LB-UBS Commercial Mortgage Trust 4.858%, 12/15/39 (a)	5,500,000	4,792,520
5.661%, 03/15/39 (a)	3,480,000	3,372,988
Luminent Mortgage Trust 2.673%, 05/25/46 (a)	6,496,272	4,647,622
MASTR Adjustable Rate Mortgages Trust 2.683%, 05/25/47 (a)	12,581,133	8,810,075
4.311%, 02/25/34 (a)	607,802	490,497
4.594%, 12/25/46 (a)	11,294,009	8,013,325
6.754%, 12/25/34 (a)	49,013	48,974
MASTR Reperforming Loan Trust 5.894%, 05/25/36 (a)	7,489,592	6,873,198
Merrill Lynch Mortgage Investors, Inc. 2.753%, 04/25/35 (a)	150,340	124,884
Merrill Lynch Mortgage Trust 5.842%, 05/12/39 (a)	5,635,000	5,482,683
Morgan Stanley Mortgage Loan Trust 2.553%, 06/25/36 (a)	4,056,470	3,626,625
2.603%, 10/25/36 (a)	3,384,908	3,224,040
2.633%, 03/25/36 (a)	3,648,429	1,963,600
5.364%, 10/25/34 (a)	427,497	409,054
5.490%, 06/26/36 (a)	6,167,644	6,029,427
5.523%, 07/25/35 (a)	768,740	694,152
Novastar Mortgage-Backed Notes 2.673%, 06/25/36 (a)	6,244,145	4,446,837
Ownit Mortgage Loan Asset Backed Certificates 5.290%, 12/25/36 (a)	3,400,000	3,264,360
Provident Funding Mortgage Loan Trust 4.645%, 10/25/35 (a)	558,183	549,730
5.734%, 05/25/35 (a)	4,453,149	4,342,012
Residential Accredit Loans, Inc. 2.573%, 10/25/46 (a)	7,527,735	6,969,794
2.643%, 01/25/37 (a)	1,074,158	855,243
Residential Funding Mortgage Securities I, Inc. 4.750%, 12/25/18	3,805,412	3,667,466
SACO I, Inc. 8.974%, 06/25/21 (a)	4,557,693	4,664,206
Structured Asset Mortgage Investments, Inc. 2.663%, 07/25/46 (a)	763,258	538,015
2.693%, 08/25/36 (a)	924,448	665,567
Thornburg Mortgage Securities Trust 2.588%, 05/25/46 (a)	877,506	864,641
2.593%, 06/25/36 (a)	5,317,573	5,271,406
2.613%, 06/25/37 (a)	9,394,418	8,982,101
2.653%, 01/25/36 (a)	198,448	196,102
6.216%, 09/25/37 (a)	374,782	355,833
6.216%, 09/25/37 (a)	413,819	395,251

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
WaMu Mortgage Pass-Through Certificates 2.743%, 11/25/45 (a)	$177,395	$135,815
2.753%, 12/25/45 (a)	4,982,029	3,847,505
2.773%, 12/25/45 (a)	394,669	345,381
2.803%, 08/25/45 (a)	442,276	351,875
Zuni Mortgage Loan Trust 2.613%, 08/25/36 (a)	789,035	752,898

		205,755,717

Federal Agencies—72.3%
Federal Home Loan Bank 4.087%, 01/01/35 (a)	93,967	94,898
4.147%, 01/01/35 (a)	153,753	154,982
5.000%, 08/01/33	238,095	229,617
5.000%, 12/01/34	346,492	333,722
5.000%, 05/01/36	2,453,276	2,359,026
5.250%, 12/11/20	12,000,000	12,245,028
5.500%, 10/01/35	7,600,080	7,508,642
5.500%, 07/01/37	3,825,011	3,771,820
5.500%, 12/01/37	135,215,547	133,365,022
5.557%, 11/01/37 (a)	1,453,217	1,473,219
5.818%, 11/01/37 (a)	1,248,562	1,267,202
6.000%, 12/01/31	87,389	88,971
6.000%, 10/01/37	6,898,304	6,975,775
6.000%, 12/01/37	68,869,014	69,642,445
6.464%, 10/01/36 (a)	835,104	860,853
6.500%, 09/01/31	139,679	145,263
Federal Home Loan Mortgage Corp. 4.000%, 05/01/19	142,394	134,848
4.500%, 04/15/32	304,579	266,892
4.500%, 04/01/33	1,948,955	1,816,829
4.500%, 04/01/35	1,526,420	1,417,215
5.000%, 12/01/18	1,447,468	1,444,232
5.000%, 08/01/19	2,119,853	2,109,608
5.000%, 10/01/35	8,494,864	8,168,509
5.500%, 07/01/35	2,195,296	2,168,884
5.676%, 01/01/37 (a)	1,144,854	1,166,063
5.805%, 02/01/37 (a)	146,362	149,038
5.879%, 01/01/37 (a)	2,317,614	2,357,541
5.938%, 05/01/37 (a)	424,414	431,619
5.939%, 05/01/37 (a)	335,423	340,999
6.000%, 10/01/10	141	144
6.000%, 10/01/28	74,156	75,614
6.000%, 11/01/28	85,384	87,064
6.500%, 08/01/13	13,582	14,076
6.500%, 03/01/26	2,041	2,128
6.500%, 07/01/26	41,082	42,827
7.000%, 07/01/11	4,063	4,240
7.500%, 05/01/32	228,076	245,698
8.000%, 12/01/19	10,695	11,350
8.000%, 07/01/20	27,302	29,152
8.000%, 09/01/30	19,311	20,918
8.500%, 06/15/21	151,357	165,150
9.000%, 10/01/17	3,953	3,997

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 4.000%, 08/01/19	$96,370	$91,322
4.000%, 08/01/20	1,099,311	1,035,551
4.000%, 05/01/33	750,383	680,923
4.222%, 12/01/34 (a)	246,567	248,668
4.343%, 11/01/34 (a)	151,159	152,456
4.500%, 05/01/19	1,098,300	1,071,323
4.500%, 09/01/19	2,613,273	2,549,085
4.500%, 03/01/20	464,411	451,843
4.500%, 04/01/20	18,013	17,525
4.500%, 08/01/35	160,923	149,338
4.500%, 10/01/35	344,587	319,780
4.750%, 11/19/12 (b)	25,450,000	26,179,092
5.000%, 10/01/17	2,469,811	2,467,470
5.000%, 12/01/17	12,997,235	12,984,916
5.000%, 02/01/18	2,781,170	2,778,165
5.000%, 03/01/18	2,304,994	2,302,918
5.000%, 04/01/18	3,417,747	3,413,439
5.000%, 05/01/18	1,032,855	1,031,553
5.000%, 06/01/18	3,179,891	3,175,883
5.000%, 11/01/18	3,530,345	3,525,895
5.000%, 10/01/20	1,954,823	1,942,585
5.000%, 11/01/33	9,764,192	9,419,584
5.000%, 07/01/34	11,804,658	11,373,281
5.000%, 08/01/34	1,053,510	1,015,012
5.000%, 03/01/35	779,414	750,932
5.000%, 08/01/35	7,854,010	7,554,861
5.000%, 09/01/35	3,202,183	3,080,163
5.000%, 10/01/35	10,821,632	10,409,268
5.000%, 12/01/35	572,744	550,919
5.000%, 11/01/36	2,603,718	2,504,502
5.000%, TBA	268,900,000	257,630,551
5.121%, 02/17/09 (a) (b)	3,000,000	3,032,730
5.500%, 08/01/22	701,544	707,087
5.500%, 12/01/22	48,892	49,278
5.500%, 09/01/24	3,156,318	3,152,167
5.500%, 04/01/35	3,143,656	3,108,228
5.500%, 09/01/35	10,161,267	10,046,755
5.500%, 12/01/35	849,121	839,552
5.500%, 02/01/36 (a)	16,590,840	16,874,958
5.500%, 11/01/36	23,391,109	23,098,263
5.500%, 08/01/37	14,838,750	14,671,814
5.500%, TBA	97,210,000	96,844,053
5.554%, 05/01/36 (a)	14,441,257	14,592,240
5.750%, 08/01/37 (a)	12,318,541	12,477,853
5.970%, 01/25/43 (a)	849,193	847,656
6.000%, 06/01/32	217,271	220,661
6.000%, 01/01/33	836,832	849,891
6.000%, 04/01/35	7,241,312	7,342,278
6.000%, 10/01/36	12,606,855	12,736,617
6.000%, 11/01/36	11,425,936	11,543,542
6.000%, 10/01/37	25,893,042	26,154,056
6.000%, 11/01/37	64,419,853	65,069,236
6.000%, TBA	3,000,000	3,049,000
6.350%, 07/01/37 (a)	16,695,898	17,242,363
6.500%, 12/01/10	1,719	1,789

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 6.500%, 04/01/13	$43,549	$45,386
6.500%, 07/01/13	24,297	25,320
6.500%, 06/01/17	364,546	380,297
6.500%, 03/01/26	3,805	3,962
6.500%, 12/01/27	30,371	31,607
6.500%, 04/01/29	240,529	250,054
6.500%, 05/01/32	446,148	459,197
6.500%, 07/01/32	2,713,383	2,821,972
6.500%, 09/01/34	356,997	368,927
6.500%, 11/01/36	565,252	582,728
6.500%, 09/01/37	868,362	895,025
6.500%, 10/01/37	58,379	60,173
6.500%, TBA	62,800,000	64,468,094
6.535%, 07/01/37 (a)	809,259	829,335
7.000%, 12/01/14	24,813	26,035
7.000%, 07/01/15	4,194	4,398
7.000%, 11/01/23	5,290	5,582
7.000%, 02/01/28	17,929	18,969
7.000%, 10/01/28	129,096	136,770
7.000%, 11/01/28	7,918	8,409
7.000%, 02/01/29	32,537	34,516
7.000%, 01/01/30	13,125	13,878
7.000%, 11/01/31	88,897	93,949
7.000%, 01/01/34	624,836	659,994
7.500%, 02/01/16	82,982	86,597
7.500%, 11/01/29	67,352	72,694
7.500%, 11/01/30	20,266	21,838
7.500%, 01/01/31	11,111	11,972
7.500%, 04/01/32	53,991	58,014
7.500%, 05/01/32	29,770	31,988
8.000%, 05/01/28	10,938	11,889
8.000%, 07/01/30	836	905
8.000%, 08/01/30	3,232	3,497
8.000%, 10/01/30	11,820	12,789
8.000%, 02/01/31	290,866	316,239
8.000%, 07/01/32	1,374	1,486
11.500%, 09/01/19	573	636
12.000%, 10/01/15	34,906	39,351
12.000%, 01/15/16	1,613	1,820
12.500%, 09/20/15	2,443	2,752
12.500%, 01/15/16	17,231	19,319
Government National Mortgage Association 5.500%, 09/15/34	2,143,208	2,139,796
5.500%, 06/15/35	669,621	668,137
5.500%, 12/15/35	4,739,204	4,728,698
6.000%, 03/15/33	4,520,777	4,607,308
6.000%, 10/15/36	644,058	654,924
6.000%, 02/15/37	146,659	149,162
6.000%, 11/15/37	193,658	196,849
6.000%, TBA	38,500,000	38,976,721
6.500%, 06/15/31	32,660	33,921
6.500%, 08/15/34	658,337	681,706
7.000%, 09/15/31	39,272	41,842
7.500%, 01/15/29	14,145	15,222
7.500%, 09/15/29	13,875	14,931

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Government National Mortgage Association 7.500%, 02/15/30	$19,296	$20,756
7.500%, 04/15/30	30,423	32,723
7.500%, 05/15/30	13,326	14,334
7.500%, 09/15/30	27,043	29,088
8.500%, 05/15/18	22,498	24,696
8.500%, 06/15/25	122,791	135,543
9.000%, 09/15/08	247	250
9.000%, 10/15/08	1,546	1,564
9.000%, 12/15/08	1,824	1,844
9.000%, 01/15/09	2,438	2,502
9.000%, 02/15/09	203	208
9.000%, 03/15/09	873	895
9.000%, 04/15/09	3,965	4,059
9.000%, 05/15/09	1,288	1,321
9.000%, 09/15/09	2,816	2,889
9.000%, 12/15/16	10,855	11,822

		1,104,714,064

Government Agency—1.2%
Financing Corp. (FICO) Strips Zero Coupon, 06/27/11	13,949,000	12,697,914
National Archives Facility Trust 8.500%, 09/01/19	4,871,929	5,793,211

		18,491,125

U.S. Treasury—17.1%
U.S. Treasury Bond Strips Zero Coupon, 11/15/09	7,500,000	7,242,720
U.S. Treasury Bonds 7.125%, 02/15/23 (b)	25,770,000	32,993,640
U.S. Treasury Inflation Indexed Bonds (TII) 2.000%, 01/15/26 (b)	6,417,090	6,362,442
2.375%, 01/15/27 (b)	10,266,986	10,763,487
U.S. Treasury Notes 1.750%, 03/31/10 (b)	117,610,000	116,093,889
4.000%, 08/31/09 (b)	14,790,000	15,068,466
4.625%, 07/31/12 (b)	26,220,000	27,639,577
4.750%, 08/15/17 (b)	20,000	21,188
5.000%, 07/31/08 (b)	45,300,000	45,413,250

		261,598,659

Total Fixed Income (Identified Cost $1,691,562,893)		1,646,560,685

Preferred Stock—0.4%
Security Description	Shares	Value*

Thrifts & Mortgage Finance—0.4%
Federal Home Loan Mortgage Corp. (b)	150,025	$3,645,608
Federal National Mortgage Association (b)	108,775	2,496,386

Total Preferred Stock (Identified Cost $6,470,000)		6,141,994

Short Term Investments—46.4%
Security Description	Face Amount/Shares	Value*

Discount Notes—6.7%
Federal Home Loan Bank 2.070%, 07/07/08 (b)	$100,000,000	99,964,665
Federal National Mortgage Association 2.510%, 12/15/08	2,847,000	2,822,902

		102,787,567

Mutual Funds—24.7%
State Street Navigator Securities Lending Prime Portfolio (c)	376,601,196	376,601,196

Repurchase Agreement—15.0%
Deutsche Bank Repurchase Agreement dated 06/30/08 at 2.450% to be repurchased at $229,615,626 on 07/01/08, collateralized by $225,750,000 Federal Home Loan Mortgage Corp. 5.400% due 02/02/12 with a value of $234,191,951.	$229,600,000	229,600,000

Total Short Term Investments (Identified Cost $708,988,763)		708,988,763

Total Investments—154.5% (Identified Cost $2,407,021,656) (d)		2,361,691,442
Liabilities in excess of other assets		(832,920,890)

Total Net Assets—100%		$1,528,770,552

(a)	Variable or Floating Rate Security. Rate disclosed is as of June 30, 2008.
(b)	A portion or all of the security was held on loan. As of June 30, 2008, the market value of securities loaned was $388,341,710 and the collateral received consisted of cash in the amount of $376,601,196 and non-cash collateral with a value of $18,996,574. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $2,407,021,656 and the composition of unrealized appreciation and depreciation of investment securities was $7,470,408 and $(52,800,622), respectively.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2008, the market value of 144A securities was $22,521,165, which is 1.5% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TII)—	A Treasury Inflation Index is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.

Futures Contracts

Futures Contracts-Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 6/30/2008	Unrealized Appreciation/ Depreciation
Eurodollar Futures	12/15/2008	824	$199,834,420	$199,449,200	$(385,220)
Eurodollar Futures	3/16/2009	466	112,902,055	112,632,200	(269,855)
Eurodollar Futures	9/14/2009	842	203,455,661	202,532,575	(923,086)
U.S. Treasury Bond Futures	9/19/2008	98	11,277,122	11,328,188	51,066
U.S. Treasury Notes 2 Year Futures	9/30/2008	283	59,777,743	59,770,485	(7,258)

Futures Contracts-Short
U.S. Treasury Notes 5 Year Futures	9/30/2008	(1,884)	(209,054,346)	(208,285,032)	769,314
U.S. Treasury Notes 10 Year Futures	9/19/2008	(115)	(13,035,753)	(13,101,016)	(65,263)

Net Unrealized Depreciation					$(830,302)

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$678,555,979	$(830,302)
Level 2 - Other Significant Observable Inputs	1,683,135,463	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$2,361,691,442	$(830,302)

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a) (c)		$2,132,091,442
Repurchase agreements at value (b)		229,600,000
Cash		398,480
Receivable for:
Securities sold		210,997,008
Fund shares sold		2,493,304
Accrued interest		7,054,278

Total Assets		2,582,634,512
Liabilities
Payable for:
Securities purchased	$674,623,448
Fund shares redeemed	1,536,212
Futures variation margin	215,910
Collateral for securities loaned	376,601,196
Accrued expenses:
Management fees	603,104
Service and distribution fees	59,603
Deferred directors’ fees	9,345
Other expenses	215,142

Total Liabilities		1,053,863,960

Net Assets		$1,528,770,552

Net assets consists of:
Capital paid in		$1,555,732,819
Undistributed net investment income		29,091,747
Accumulated net realized losses		(9,893,497)
Unrealized depreciation on investments and futures contracts		(46,160,517)

Net Assets		$1,528,770,552

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,200,945,466 divided by 100,704,462 shares outstanding)		$11.93

Class B
Net asset value and redemption price per share ($243,623,138 divided by 20,496,926 shares outstanding)		$11.89

Class E
Net asset value and redemption price per share ($84,201,948 divided by 7,081,571 shares outstanding)		$11.89

(a) Identified cost of investments		$2,177,421,656

(b) Identified cost of repurchase agreements		$229,600,000

(c)	Includes cash collateral for securities loaned of $376,601,196.

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends		$304,378
Interest		32,989,973 (a)

		33,294,351
Expenses
Management fees	$3,485,465
Service and distribution fees—Class B	296,499
Service and distribution fees—Class E	66,333
Directors’ fees and expenses	14,819
Custodian	68,249
Audit and tax services	20,590
Legal	11,045
Printing	155,589
Insurance	7,698
Miscellaneous	32,793

Total Expenses		4,159,080

Net Investment Income		29,135,271

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	5,371,515
Futures contracts—net	(3,131,210)
Options—net	4,040,012	6,280,317

Change in unrealized depreciation on:
Investments—net	(39,534,558)
Futures contracts—net	(1,175,885)
Options—net	(455,389)	(41,165,832)

Net loss		(34,885,515)

Net Decrease in Net Assets From Operations		$(5,750,244)

(a)	Includes income on securities loaned of $1,048,402.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$29,135,271	$58,123,290
Net realized gain (loss)	6,280,317	(5,263,684)
Change in unrealized appreciation (depreciation)	(41,165,832)	777,370

Increase (decrease) in net assets from operations	(5,750,244)	53,636,976

From Distributions to Shareholders
Net investment income
Class A	(45,803,273)	(25,701,258)
Class B	(9,570,316)	(5,038,642)
Class E	(3,580,246)	(2,574,347)

Total distributions	(58,953,835)	(33,314,247)

Increase in net assets from capital share transactions	243,090,893	158,560,156

Total increase in net assets	178,386,814	178,882,885

Net Assets
Beginning of the period	1,350,383,738	1,171,500,853

End of the period	$1,528,770,552	$1,350,383,738

Undistributed Net Investment Income
End of the period	$29,091,747	$58,910,311

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Class A
Sales	22,615,199	$277,475,127	25,944,586	$318,487,141
Reinvestments	3,813,761	45,803,273	2,110,120	25,701,258
Redemptions	(8,390,278)	(104,229,795)	(17,495,862)	(214,420,714)

Net increase	18,038,682	$219,048,605	10,558,844	$129,767,685

Class B
Sales	3,796,478	$47,023,075	7,713,101	$94,310,450
Reinvestments	799,525	9,570,316	414,703	5,038,642
Redemptions	(2,337,268)	(28,932,867)	(4,789,601)	(58,633,913)

Net increase	2,258,735	$27,660,524	3,338,203	$40,715,179

Class E
Sales	284,910	$3,550,869	1,092,215	$13,418,398
Reinvestments	298,852	3,580,246	211,880	2,574,347
Redemptions	(868,683)	(10,749,351)	(2,277,527)	(27,915,453)

Net decrease	(284,921)	$(3,618,236)	(973,432)	$(11,922,708)

Increase derived from capital share transactions		$243,090,893		$158,560,156

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.48		$12.30	$12.22	$12.43	$12.34	$12.34

Income From Investment Operations
Net investment income	0.50	(a)	0.57 (a)	0.46	0.19	0.20	0.18
Net realized and unrealized gain (loss) of investments	(0.52)		(0.05)	0.03	0.01	0.18	0.02

Total from investment operations	(0.02)		0.52	0.49	0.20	0.38	0.20

Less Distributions
Distributions from net investment income	(0.53)		(0.34)	(0.41)	(0.17)	(0.16)	(0.08)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.24)	(0.13)	(0.12)

Total distributions	(0.53)		(0.34)	(0.41)	(0.41)	(0.29)	(0.20)

Net Asset Value, End of Period	$11.93		$12.48	$12.30	$12.22	$12.43	$12.34

Total Return (%)	(0.4	)(b)	4.4	4.2	1.7	3.0	1.7
Ratio of operating expenses to average net assets (%)	0.53	(c)	0.54	0.58	0.61	0.64	0.65
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		N/A	N/A	N/A	0.64	0.65
Ratio of net investment income to average net assets (%)	4.10	(c)	4.66	4.36	3.00	1.56	1.22
Portfolio turnover rate (%)	427	(c)	691	835	964	977	882
Net assets, end of period (000)	$1,200,945		$1,032,047	$886,805	$471,703	$148,047	$154,010

	Class B
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.43		$12.25	$12.16	$12.38	$12.31	$12.31

Income From Investment Operations
Net investment income	0.47	(a)	0.54 (a)	0.44	0.25	0.16	0.06
Net realized and unrealized gain (loss) of investments	(0.51)		(0.05)	0.02	(0.08)	0.17	0.14

Total from investment operations	(0.04)		0.49	0.46	0.17	0.33	0.20

Less Distributions
Distributions from net investment income	(0.50)		(0.31)	(0.37)	(0.15)	(0.13)	(0.08)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.24)	(0.13)	(0.12)

Total distributions	(0.50)		(0.31)	(0.37)	(0.39)	(0.26)	(0.20)

Net Asset Value, End of Period	$11.89		$12.43	$12.25	$12.16	$12.38	$12.31

Total Return (%)	(0.5	)(b)	4.0	3.9	1.4	2.7	1.6
Ratio of operating expenses to average net assets (%)	0.78	(c)	0.79	0.83	0.86	0.89	0.90
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		N/A	N/A	N/A	0.89	0.90
Ratio of net investment income to average net assets (%)	3.85	(c)	4.41	4.08	2.76	1.81	0.79
Portfolio turnover rate (%)	427	(c)	691	835	964	977	882
Net assets, end of period (000)	$243,623		$226,693	$182,472	$117,258	$35,073	$347

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Financial Highlights (Unaudited)

	Class E
	Six months ended June 30, 2008		Year ended December 31,
			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.44		$12.26	$12.18	$12.38	$12.31	$12.32

Income From Investment Operations
Net investment income	0.49	(a)	0.55 (a)	0.54	0.34	0.17	0.12
Net realized and unrealized gain (loss) of investments	(0.53)		(0.05)	(0.07)	(0.15)	0.17	0.07

Total from investment operations	(0.04)		0.50	0.47	0.19	0.34	0.19

Less Distributions
Distributions from net investment income	(0.51)		(0.32)	(0.39)	(0.15)	(0.14)	(0.08)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.24)	(0.13)	(0.12)

Total distributions	(0.51)		(0.32)	(0.39)	(0.39)	(0.27)	(0.20)

Net Asset Value, End of Period	$11.89		$12.44	$12.26	$12.18	$12.38	$12.31

Total Return (%)	(0.3	)(b)	4.1	4.0	1.6	2.8	1.5
Ratio of operating expenses to average net assets (%)	0.68	(c)	0.69	0.73	0.76	0.79	0.80
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A		N/A	N/A	N/A	0.79	0.80
Ratio of net investment income to average net assets (%)	3.96	(c)	4.51	4.13	2.74	1.42	1.03
Portfolio turnover rate (%)	427	(c)	691	835	964	977	882
Net assets, end of period (000)	$84,202		$91,643	$102,223	$117,409	$123,455	$114,450

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Western Asset Management U.S. Government Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

MSF-13

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls

MSF-14

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the six months ended June 30, 2008 was $574,960,790 for the Portfolio.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Credit Risk:

The Portfolio invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio. At June 30, 2008, the Portfolio held securities of issuers that hold mortgage and asset backed securities and direct investments in mortgage and asset backed securities with an aggregate value of $261,756,837 (representing 17.1% of the Portfolio’s total assets).

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Portfolio had capital loss carryovers as follows:

Expiring 12/31/15	Expiring 12/31/14	Expiring 12/31/13	Total
$1,601,118	$2,179,549	$5,101,186	$8,881,853

MSF-15

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

The utilization of the capital loss carryforward acquired as part of a merger may be limited under section 382 of the Internal Revenue Code.

The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$33,314,247	$25,180,888	$—	$—	$—	$—	$33,314,247	$25,180,888

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Depreciation	Loss Carryforwards	Total
$58,923,283	$—	$(8,546,103)	$(8,881,853)	$41,495,327

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of securities (excluding short term investments) for the Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$3,522,727,310	$94,867,296	$3,420,983,419	$15,441,540

Options Written:

The Portfolio transactions in options written during the six months ended June 30, 2008 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2007	758	$542,085
Options written	1,128	1,191,876
Options closed	(781)	(795,435)
Options expired	(1,105)	(938,526)

Options outstanding June 30, 2008	0	$0

Put Options	Number of contracts	Premiums received
Options outstanding December 31, 2007	758	$375,210
Options written	1,266	776,670
Options closed	0	0
Options expired	(2,024)	(1,151,880)

Options outstanding June 30, 2008	0	$0

MSF-16

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers, LLC (“MetLife Advisers”) is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Management Fees earned by MetLife Advisers for the six months ended June 30, 2008	Annual percentage rates paid to MetLife Advisers	Based on Portfolio’s average daily net asset levels
$3,485,465	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. Western Asset Management Co. is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

Service and Distribution Fees:

The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2008 are footnoted in the Schedule of Investments.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and

MSF-17

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

MSF-18

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-19

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six-month period ended June 30, 2008, the Class A shares of the Zenith Equity Portfolio returned -12.1%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned -11.9%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe2, was -11.6% over the same period.

PORTFOLIO REVIEW

The first half of 2008 was highlighted by growing concerns about the economy due to the ongoing credit crisis, rising unemployment, falling consumer confidence, a struggling housing sector, and skyrocketing food and energy prices. The Federal Reserve was aggressive early in the year when they cut their target rate several times to bring it down from 4.25% to 2.00% by early May. They held rates steady in subsequent meetings as they tried to balance the danger of the economy falling into a recession against their desire to control growing inflation pressures.

Stock prices fell sharply during the first quarter of 2008 due to worries about the economy brought on by the subprime mortgage crisis and high energy costs. During the first two months of the second quarter, U.S. equities recovered a portion of the losses suffered during the first quarter. However, the fears that spooked investors during the year’s early months returned in June, sending stock prices down sharply. Overall, equities declined 11.9% during the six months ending June 30, 2008 as measured by the Standard & Poor’s 500 Index. Large cap stocks declined more than mid and small cap stocks, while growth style stocks generally fared better than value style stocks. The Energy sector was by far the best performing sector with a 8.8% return for the period. The Financial sector, roiled by the credit crisis, was the worst performing sector with a -29.7% return during the period.

The Zenith Equity Portfolio is a “fund of funds” that invests in other Portfolios of the Metropolitan Series Fund, Inc. At the end of the period, MetLife Advisers invested the assets of Zenith Equity Portfolio approximately equally among the Capital Guardian U.S. Equity Portfolio, the FI Value Leaders Portfolio, and Jennison Growth Portfolio (the Underlying Portfolios). Capital Guardian returned -13.8% for the period compared to its benchmark, S&P 500, which returned -11.9%. It was hurt by its underweight in energy and weak stock selection in the financial sector. Four financial stocks, Lehman Brothers (securities), Wachovia (banking), Washington Mutual (mortgage lender), and Ambac (bond insurer), were each down over 50% for the six months and were nearly responsible for the Portfolio’s entire underperformance. FI Value Leaders returned -14.0% compared to the Russell 1000 Value Index3 return of -13.6%. Thus, it was hurt primarily by its value style. Its sector weighting in the weak financials sector was in line the value index, even though it was overweight relative to the S&P 500. With a return of -8.5%, Jennison Growth still lost absolute ground, but it outperformed the S&P 500. In addition to its growth style, which held up better than stocks with a value style, Jennison was also helped by an underweight in the weak financial sector and good stock selection in those financial stocks it did hold.

* The views expressed above are those of the advisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values.

MSF-1

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

Average Annual Returns as of June 30, 2008

	Zenith Equity Portfolio	S&P 500 Index
6 Months	-12.1%	-11.9%
1 Year	-13.2	-13.1
5 Year	7.3	7.6
10 Year	2.0	2.9

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2008

Top Holdings

% of Total Net Assets
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	34.6%
Metropolitan Series Fund, Inc.—FI Value Leaders Portfolio, (Class A)	33.1%
Metropolitan Series Fund, Inc.—Capital Guardian U.S. Equity Portfolio, (Class A)	32.3%

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses paid during period* January 1, 2008 to June 30, 2008
Zenith Equity(a)	Actual	0.72%	$1,000.00	$879.00	$3.36
	Hypothetical	0.72%	$1,000.00	$1,021.24	$3.62

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Zenith Equity Portfolio and the underlying Portfolios in which it invests.

MSF-3

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Mutual Funds—100.0%

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Metropolitan Series Fund, Inc.—Capital Guardian U.S. Equity Portfolio, (Class A)	24,300,781	$226,726,290
Metropolitan Series Fund, Inc.—FI Value Leaders Portfolio, (Class A)	1,548,420	232,386,802
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	21,556,203	242,291,722

Total Mutual Funds (Identified Cost $724,592,872)		701,404,814

Total Investments—100.0% (Identified Cost $724,592,872) (a)		701,404,814
Liabilities in excess of other assets		(70,375)

Total Net Assets—100%		$701,334,439

(a)	The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $724,592,872 and the composition of unrealized appreciation and depreciation of investment securities was $18,789,286 and $(41,977,344), respectively.

The Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157), effective with the beginning of the Portfolio’s fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio’s financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Adviser and Subadviser’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2008:

Valuation Inputs	Investments In Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$701,404,814	$0
Level 2 - Other Significant Observable Inputs	0	0
Level 3 - Significant Unobservable Inputs	0	0
Total	$701,404,814	$0

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statement of Assets & Liabilities

June 30, 2008 (Unaudited)

Assets
Investments at value (a)		$701,404,814
Cash		1
Receivable for:
Securities sold		779,842
Fund shares sold		3,956

Total Assets		702,188,613
Liabilities
Payable for:
Fund shares redeemed	$783,798
Accrued expenses:
Deferred directors’ fees	52,084
Other expenses	18,292

Total Liabilities		854,174

Net Assets		$701,334,439

Net assets consists of:
Capital paid in		$637,495,963
Undistributed net investment income		12,696,949
Accumulated net realized gains		74,329,585
Unrealized depreciation on investments		(23,188,058)

Net Assets		$701,334,439

Computation of offering price:
Class A
Net asset value and redemption price per share ($701,334,439 divided by 1,753,500 shares outstanding)		$399.96

(a) Identified cost of investments		$724,592,872

Statement of Operations

Six months ended June 30, 2008 (Unaudited)

Investment Income
Dividends from Underlying Portfolios		$12,800,694

Expenses
Custodian	$8,348
Audit and tax services	9,823
Legal	5,721
Miscellaneous	2,674

Total Expenses		26,566

Net Investment Income		12,774,128

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	8,533,241
Capital gains distributions from Underlying Portfolios	73,596,787	82,130,028

Change in unrealized depreciation on:
Investments—net		(195,611,053)

Net loss		(113,481,025)

Net Decrease in Net Assets From Operations		$(100,706,897)

See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statements of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2008	Year ended December 31, 2007
From Operations
Net investment income	$12,774,128	$5,680,584
Net realized gain	82,130,028	99,132,587
Change in unrealized depreciation	(195,611,053)	(55,905,944)

Increase (decrease) in net assets from operations	(100,706,897)	48,907,227

From Distributions to Shareholders
Net investment income	(18,168,336)	(6,947,399)
Net realized gain	(4,644,866)	0

Total distributions	(22,813,202)	(6,947,399)

Decrease in net assets from capital share transactions	(28,122,581)	(126,957,251)

Total decrease in net assets	(151,642,680)	(84,997,423)

Net Assets
Beginning of the period	852,977,119	937,974,542

End of the period	$701,334,439	$852,977,119

Undistributed Net Investment Income
End of the period	$12,696,949	$18,091,157

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2008		Year ended December 31, 2007
	Shares	$	Shares	$
Sales	26,212	$11,184,408	186,558	$87,294,647
Reinvestments	53,615	22,813,202	14,827	6,947,399
Redemptions	(145,297)	(62,120,191)	(472,139)	(221,199,297)

Net decrease	(65,470)	$(28,122,581)	(270,754)	$(126,957,251)

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Financial Highlights (Unaudited)

	Six months ended June 30, 2008		Year ended December 31,
			2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$468.93		$448.85		$416.68	$381.97	$345.68	$263.54

Income From Investment Operations
Net investment income	14.43	(a)	2.91	(a)	3.40	2.29	3.44	1.57
Net realized and unrealized gain (loss) of investments	(70.36)		20.66		31.01	35.94	34.45	81.36

Total from investment operations	(55.93)		23.57		34.41	38.23	37.89	82.93

Less Distributions
Distributions from net investment income	(10.38)		(3.49)		(2.24)	(3.52)	(1.60)	(0.79)
Distributions from net realized capital gains	(2.66)		0.00		0.00	0.00	0.00	0.00

Total distributions	(13.04)		(3.49)		(2.24)	(3.52)	(1.60)	(0.79)

Net Asset Value, End of Period	$399.96		$468.93		$448.85	$416.68	$381.97	$345.68

Total Return (%)	(12.1	)(b)	5.3		8.3	10.2	11.0	31.5
Ratio of operating expenses to average net assets (%)	0.01	(c)(d)	0.01	(c)	0.01 (c)	0.01 (c)	0.01 (c)	0.01 (c)
Ratio of net investment income to average net assets (%)	3.40	(d)	0.62		0.72	0.52	0.91	0.50
Portfolio turnover rate (%)	17	(d)	11		6	5	4	6
Net assets, end of period (000)	$701,334		$852,977		$937,975	$996,855	$1,029,383	$1,042,983

(a)	Per share amount is based on average shares outstanding during the period.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.
(d)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)

1.	ORGANIZATION:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Zenith Equity Portfolio (the “Asset Allocation Portfolio”) is a non-diversified series of the fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with GAAP.

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Asset Allocation Portfolio invests. The Underlying Portfolios that are Series of the Fund will use fair value pricing in the circumstances and manner described below.

The Underlying Portfolios are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-8

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolios may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolios value their securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolios value their securities. To account for this, the Underlying Portfolios may frequently value many of the Underlying Portfolios’ foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Underlying Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), who values such assets as described above and operates under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Federal Income Taxes:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2007, the Asset Allocation Portfolio had no capital loss carryovers.

Ordinary Income		Long Term Gain		Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$6,947,399	$5,148,684	$—	$—	$—	$—	$6,947,399	$5,148,684

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Total
$18,151,802	$4,625,826	$164,641,592	$187,419,220

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and

MSF-9

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—June 30, 2008 (Unaudited)—(Continued)

capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 2008, purchases and sales of Underlying Portfolios by the Zenith Equity Portfolio were $100,126,521 and $64,731,661, respectively.

4.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Asset Allocation Portfolio does not directly pay MetLife Advisers an investment advisory fee for its services, but indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

5.	RECENT ACCOUNTING PRONOUNCEMENTS:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statement disclosures.

6.	TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the six months ended June 30, 2008 in which the Asset Allocation Portfolio had ownership of at least 5% of the outstanding voting securities during the period are as follows:

Underlying Portfolio (Class A)	Beginning Shares as of 12/31/2007	Shares Purchased during Period	Shares Sold during Period	Ending Shares as of 6/30/2008
Metropolitan Series Fund, Inc.—Capital Guardian U.S. Equity	22,154,374	3,734,526	1,588,119	24,300,781
Metropolitan Series Fund, Inc.—FI Value Leaders	1,467,259	201,080	119,919	1,548,420
Metropolitan Series Fund, Inc.—Jennison Growth	21,266,895	2,517,094	2,227,786	21,556,203

Underlying Portfolio (Class A)	Realized Gain during Period	Capital Gains Distributions during Period	Dividend Income during Period	Ending Value as of 6/30/2008
Metropolitan Series Fund, Inc.—Capital Guardian U.S. Equity	$1,453,305	$29,957,602	$2,643,945	$226,726,290
Metropolitan Series Fund, Inc.—FI Value Leaders	2,638,151	23,585,242	4,341,312	232,386,802
Metropolitan Series Fund, Inc.—Jennison Growth	4,441,785	20,053,943	5,815,437	242,291,722

MSF-10

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-11

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

Included in reports to Shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors since the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(2)	Certifications required by Rule 30a-2(a) under the Act.

(3)	Not applicable.

(b)	Certification required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METROPOLITAN SERIES FUND, INC.

By:	/s/ ELIZABETH M. FORGET
Name:	Elizabeth Forget
Title:	President
Date:	August 21, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ELIZABETH M. FORGET
Name:	Elizabeth Forget
Title:	President
Date:	August 21, 2008

By:	/s/ PETER H. DUFFY
Name:	Peter H. Duffy
Title:	Treasurer
Date:	August 21, 2008

EXHIBIT LIST

Exhibit 12(a)(2)(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act

Exhibit 12(a)(2)(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act

Exhibit 12(b):	Certification required by Rule 30a-2(b) under the Act